                              [LOGO OF EXCELSIOR FUNDS, INC. APPEARS HERE]

A Management Investment Company

--------------------------------------------------------------------------------

Equity Funds                         For initial purchase information, current
Trust Shares                         prices, performance information and ex-
                                     isting account information, call (800)
                                     446-1012. (From overseas, call (617) 557-
                                     8280.)

73 Tremont Street Boston, MA 02108-3913

--------------------------------------------------------------------------------

This Prospectus describes the Trust Shares ("Trust Shares" or "Shares") offered by several separate portfolios offered to investors by Excelsior Funds, Inc. ("Excelsior Fund") (formerly UST Master Funds, Inc.), an open-end, management investment company. Excelsior Fund also issues an additional series of shares in the portfolios which are offered under a separate prospectus. Each portfolio (individually, a "Fund" and collectively, the "Funds") has its own investment objective and policies as follows:

 EQUITY FUND seeks long-term capital appreciation by investing in companies be-lieved by the Investment Adviser to represent good long-term values not cur-rently recognized in the market prices of their securities.

 AGING OF AMERICA FUND seeks long-term capital appreciation by investing in companies which the Investment Adviser believes will benefit from the changes occurring in the demographic structure of the U.S. population, particularly its growing population of individuals over the age of 40.

 COMMUNICATION AND ENTERTAINMENT FUND seeks long-term capital appreciation by investing in companies which the Investment Adviser believes will benefit from the technological and international transformation of the communications and entertainment industries, particularly the convergence of information, communi-cation and entertainment media.

 BUSINESS AND INDUSTRIAL RESTRUCTURING FUND seeks long-term capital apprecia-tion by investing in companies which the Investment Adviser believes will bene-fit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

 GLOBAL COMPETITORS FUND seeks long-term capital appreciation by investing pri-marily in U.S.-based companies which the Investment Adviser believes will bene-fit from their position as effective and strong competitors on a global basis.

 EARLY LIFE CYCLE FUND seeks long-term capital appreciation by investing in smaller companies in the earlier stages of their development or larger or more mature companies engaged in new and higher growth potential operations.

 Each of the Funds is sponsored and distributed by Edgewood Services, Inc. and advised by United States Trust Company of New York (the "Investment Adviser" or "U.S. Trust").

 This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. A Statement of Additional Information dated August 1, 1995 (as revised on January 1, 1996) and containing additional information about the Funds has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is avail-able to investors without charge by writing to Excelsior Fund at its address shown above or by calling (800) 446-1012. The Statement of Additional Informa-tion, as it may be supplemented from time to time, is incorporated by reference in its entirety into this Prospectus.

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, ITS PARENT OR AFFILIATES AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE COR-PORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 August 1, 1995

                      (as revised on January 1, 1996)

                              PROSPECTUS SUMMARY

  EXCELSIOR FUNDS, INC. is an investment company offering various diversified investment portfolios with differing objectives and policies. Founded in 1984, Excelsior Fund currently offers 20 Funds with combined assets of approximately $2.5 billion. See "Description of Capital Stock."

  INVESTMENT ADVISER: United States Trust Company of New York ("U.S. Trust") serves as the Funds' investment adviser. U.S. Trust offers a variety of spe-cialized financial and fiduciary services to high-net worth individuals, in-stitutions and corporations. Excelsior Fund offers investors access to U.S. Trust's services. See "Management of the Funds--Investment Adviser."

  INVESTMENT OBJECTIVES AND POLICIES: Generally, each Fund is a diversified investment portfolio which invests in equity securities. The Funds' investment objectives and policies are summarized on the cover and explained in greater detail later in this Prospectus. See "Investment Objectives and Policies," "Portfolio Instruments and Other Investment Information," and "Investment Lim-itations."

  HOW TO INVEST: The Funds' Shares are offered at their public offering price, i.e., their net asset value plus a sales load which is subject to substantial reductions for large purchases and programs for accumulation. The sales load is not applicable to investors making their investments through a variety of institutions, such as U.S. Trust, other banks and trust companies. See "How to Purchase and Redeem Shares."

  The minimum to start an account is $500 per Fund, with a minimum of $50 per Fund for subsequent investments. The easiest way to invest is to complete the account application which accompanies this Prospectus and to send it with a check to the address noted on the application. Investors may also invest by wire and through investment dealers or institutional investors with appropri-ate sales agreements with Excelsior Fund. See "How to Purchase and Redeem Shares."

  HOW TO REDEEM: Redemptions may be requested directly from Excelsior Fund by mail, wire or telephone. Investors investing through another institution should request redemptions through their Shareholder Organization. See "How to Purchase and Redeem Shares."

  INVESTMENT RISKS AND CHARACTERISTICS: Generally, each Fund is subject to market and industry risk. Market risk is the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally de-clining prices. These cycles will affect the values of each Fund. Because the Funds may invest in securities of foreign issuers, they are subject to the risks of fluctuations of the value of foreign currency relative to the U.S. dollar and other risks associated with such investments. Although each Fund generally seeks to invest for the long term, each Fund may engage in short-term trading of portfolio securities. A high rate of portfolio turnover may involve correspondingly greater transaction costs which must be borne directly by a Fund and ultimately by its shareholders. Investment in the Funds should not be considered a complete investment program. See "Investment Objectives and Policies."

                                EXPENSE SUMMARY

  The following table summarizes the estimated expenses to be borne by the Trust Shares of each Fund. The expense summary sets forth the expenses borne by a separate series of shares of the Funds offered under a separate prospec-tus for the fiscal year ended March 31, 1995, as restated to reflect the addi-tional cost of distribution fees borne by Trust Shares.

                                                               BUSINESS
                                 AGING OF   COMMUNICATION   AND INDUSTRIAL   GLOBAL
                          EQUITY AMERICA  AND ENTERTAINMENT RESTRUCTURING  COMPETITORS EARLY LIFE
                           FUND    FUND         FUND             FUND         FUND     CYCLE FUND
                          ------ -------- ----------------- -------------- ----------- ----------
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Load (as a
 percentage of offering
 price).................  4.50%   4.50%         4.50%           4.50%         4.50%      4.50%
Sales Load on Reinvested
 Dividends..............   None    None          None            None          None       None
Deferred Sales Load.....   None    None          None            None          None       None
Redemption Fees/1/ .....   None    None          None            None          None       None
Exchange Fees...........   None    None          None            None          None       None
ANNUAL FUND OPERATING
 EXPENSES FOR TRUST
 SHARES (AS A PERCENTAGE
 OF AVERAGE NET ASSETS)
Advisory Fees (after fee
 waivers)/2/ ...........   .72%    .44%          .53%            .52%          .50%       .52%
12b-1 Fees/3/...........   .35%    .35%          .35%            .35%          .35%       .35%
Other Operating Expenses
 Administrative Servic-
  ing Fee/2/............   .03%    .03%          .03%            .02%          .02%       .05%
 Other Expenses/2/ (af-
  ter fee waivers)......   .30%    .52%          .42%            .44%          .45%       .39%
                          -----   -----         -----           -----         -----      -----
Total Operating Expenses
 (after fee waivers)/2/
 .......................  1.40%   1.34%         1.33%           1.33%         1.32%      1.31%
                          =====   =====         =====           =====         =====      =====

-------
1. The Fund's transfer agent imposes a direct $8.00 charge on each wire re-demption by noninstitutional (i.e. individual) investors which is not re-flected in the expense ratios presented herein. Shareholder organizations may charge their customers transaction fees in connection with redemptions. See "Redemption Procedures."
2. The Investment Adviser and Administrators may, from time to time, voluntar-ily waive part of their respective fees, which waivers may be terminated at any time. Until further notice, the Investment Adviser and/or Administra-tors intend to voluntarily waive fees in an amount equal to the Administra-tive Servicing Fee; and to further waive fees and reimburse expenses to the extent necessary for Shares of each of the Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competi-tors and Early Life Cycle Funds (collectively, the "Theme Funds"), respec-tively, to maintain an annual expense ratio, net of 12b-1 fees, of not more than .99%. Without such fee waivers, "Advisory Fees" would be .75%, .60%, .60%, .60%, .60% and .60%, and "Total Operating Expenses" would be 1.43%, 1.61%, 1.41%, 1.43%, 1.53% and 1.39% for the Equity, Aging of America, Com-munication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively, and "Other Expenses" would be .63%, .43%, .46% and .56% for the Aging of America, Communication and Entertainment, Business and Industrial Restructuring and Global Compet-itors Funds, respectively.

3. As a result of the payment of sales charges and distribution fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate sales charges and payments under Excelsior Fund's Distribu-tion Plan to a certain percentage of total new gross share sales, plus in-terest. Excelsior Fund would stop accruing Distribution Plan fees if, to the extent, and for as long as such limit would otherwise be exceeded.

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual returns and (2) redemption of your investment at the end of the following periods:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Equity Fund.....................................  $59     $87    $118     $205
Aging of America Fund...........................   58      86     115      199
Communication and Entertainment Fund............   58      85     115      198
Business and Industrial Restructuring Fund......   58      85     115      198
Global Competitors Fund.........................   58      85     114      197
Early Life Cycle Fund...........................   58      85     114      196

  The foregoing expense summary and example (based on the maximum sales load payable on the Shares) are intended to assist investors in understanding the costs and expenses that an investor in Trust Shares of the Funds will bear di-rectly or indirectly. The expense summary sets forth advisory and other ex-penses payable with respect to a separate series of shares of the Funds for the fiscal year ended March 31, 1995, as restated to reflect the additional cost of distribution fees borne by Trust Shares. For more complete descriptions of the Funds' operating expenses, see "Management of the Funds" and "Description of Capital Stock" in this Prospectus and the financial statements and notes incor-porated by reference in the Statement of Additional Information.

  THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LOWER THAN THOSE SHOWN IN THE EXPENSE SUMMARY AND EXAMPLE.

                             FINANCIAL HIGHLIGHTS

  Prior to the date of this Prospectus, each Fund offered a single series of shares offered under a separate prospectus. As of the date of this Prospectus, the Funds began offering a separate series of shares designated as Trust Shares. Trust Shares and the shares of the other series offered under a sepa-rate prospectus represent equal pro rata interests in each Fund, except that Trust Shares bear the additional expense of distribution fees. See "Descrip-tion of Capital Stock."

  The following tables include selected data for a share of a separate series outstanding throughout each period and other performance information derived from the financial statements included in Excelsior Fund's Annual Report to Shareholders for the year ended March 31, 1995 (the "Financial Statements"). No Trust Shares were offered or outstanding during the periods reflected in the following tables. The information contained in the Financial Highlights for each period has been audited by Ernst & Young LLP, Excelsior Fund's inde-pendent auditors. The following tables should be read in conjunction with the Financial Statements and notes thereto. More information about the performance of each Fund is also contained in the Annual Report to Shareholders which may be obtained from Excelsior Fund without charge by calling the number on the front cover of this Prospectus.

                                  EQUITY FUND

                                                        YEAR ENDED MARCH 31,
                          -----------------------------------------------------------------------------------------
                           1995     1994     1993     1992     1991    1990     1989      1988      1987    1986/1/
                          -------  -------  -------  -------  ------  -------  -------  ---------  -------  -------
Net Asset Value,
 Beginning of Period....  $ 19.17  $ 18.77  $ 16.28  $ 14.13  $13.87  $ 13.22  $ 11.32  $   13.56  $ 12.35  $  8.00
                          -------  -------  -------  -------  ------  -------  -------  ---------  -------  -------
Income From Investment
 Operations
 Net Investment Income..     0.07     0.05     0.08     0.13    0.28     0.34     0.19       0.15     0.18     0.18
 Net Gains or (Losses)
  on Securities (both
  realized and
  unrealized)...........     2.67     1.16     3.01     2.23    0.39     1.26     1.88      (1.63)    1.86     4.31
                          -------  -------  -------  -------  ------  -------  -------  ---------  -------  -------
 Total From Investment
  Operations............     2.74     1.21     3.09     2.36    0.67     1.60     2.07      (1.48)    2.04     4.49
                          -------  -------  -------  -------  ------  -------  -------  ---------  -------  -------
Less Distributions
 Dividends From Net
  Investment Income.....    (0.04)   (0.08)   (0.09)   (0.21)  (0.23)   (0.34)   (0.17)     (0.14)   (0.18)   (0.14)
 Dividends in Excess of
  Net Investment Income.     0.00     0.00     0.00     0.00    0.00     0.00     0.00       0.00     0.00     0.00
 Distributions From Net
  Realized Gain on
  Investments and
  Options...............    (0.47)   (0.39)   (0.51)    0.00   (0.18)   (0.61)    0.00      (0.62)   (0.65)    0.00
 Distributions in Excess
  of Net Realized Gain
  on Investments and
  Options...............     0.00    (0.34)    0.00     0.00    0.00     0.00     0.00       0.00     0.00     0.00
                          -------  -------  -------  -------  ------  -------  -------  ---------  -------  -------
 Total Distributions....    (0.51)   (0.81)   (0.60)   (0.21)  (0.41)   (0.95)   (0.17)     (0.76)   (0.83)   (0.14)
                          -------  -------  -------  -------  ------  -------  -------  ---------  -------  -------
Net Asset Value, End of
 Period.................  $ 21.40  $ 19.17  $ 18.77  $ 16.28  $14.13  $ 13.87  $ 13.22  $   11.32  $ 13.56  $ 12.35
                          =======  =======  =======  =======  ======  =======  =======  =========  =======  =======
Total Return/2/ ........   14.65%    6.54%   19.26%   16.87%   5.11%   11.98%   18.52%   (11.24)%   17.61%   56.74%
Ratios/Supplemental Data
 Net Assets, End of
  Period
  (in millions).........  $137.42  $122.26  $106.14  $ 71.62  $29.87  $ 25.98  $ 17.61  $   13.58  $ 13.40  $  5.58
 Ratio of Net Operating
  Expenses to Average
  Net Assets............    1.05%    1.14%    1.08%    1.15%   1.23%    1.22%    1.16%      1.16%    1.21%    0.90%/3/
 Ratio of Gross
  Operating Expenses to
  Average Net Assets....    1.08%    1.14%    1.08%    1.15%   1.23%    1.22%    1.16%      1.16%    1.30%    2.74%/3/
 Ratio of Net Investment
  Income to Average Net
  Assets................    0.36%    0.25%    0.51%    0.87%   2.21%    2.45%    1.62%      1.26%    1.53%    2.63%/3/
 Portfolio Turnover
  Rate..................    23.0%    17.0%    24.0%    20.0%   41.0%    53.0%    46.0%      67.0%    86.0%   207.0%/3/

-------
NOTES:
1. Inception date of the Fund was April 25, 1985.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                             AGING OF AMERICA FUND

                                               YEAR ENDED
                                                MARCH 31,
                                              --------------    PERIOD ENDED
                                               1995    1994   MARCH 31, 1993/1/
                                              ------  ------  -----------------
Net Asset Value, Beginning of Period......... $ 6.99  $ 7.01        $7.00
                                              ------  ------        -----
Income From Investment Operations
  Net Investment Income......................   0.04    0.03         0.01
  Net Gains or (Losses) on Securities (both
   realized and unrealized)..................   0.85   (0.02)        0.00
                                              ------  ------        -----
  Total From Investment Operations...........   0.89    0.01         0.01
                                              ------  ------        -----
Less Distributions
  Dividends From Net Investment Income.......  (0.04)  (0.03)        0.00
  Dividends in Excess of Net Investment
   Income....................................   0.00    0.00         0.00
  Distributions From Net Realized Gain on
   Investments and Options...................   0.00    0.00         0.00
  Distributions in Excess of Net Realized
   Gain on Investments and Options...........   0.00    0.00         0.00
                                              ------  ------        -----
  Total Distributions........................  (0.04)  (0.03)        0.00
                                              ------  ------        -----
Net Asset Value, End of Period............... $ 7.84  $ 6.99        $7.01
                                              ======  ======        =====
Total Return/2/.............................. 12.80%   0.13%        0.14%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).... $22.17  $10.58        $2.39
  Ratio of Net Operating Expenses to Average
   Net Assets................................  0.99%   0.99%        0.99%/3/
  Ratio of Gross Operating Expenses to
   Average Net Assets........................  1.26%   1.82%        3.87%/3/
  Ratio of Net Investment Income to Average
   Net Assets................................  0.63%   0.59%        0.77%/3/
  Portfolio Turnover Rate....................  14.0%   24.0%        14.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                      COMMUNICATION AND ENTERTAINMENT FUND

                                               YEAR ENDED
                                                MARCH 31,
                                              --------------    PERIOD ENDED
                                               1995    1994   MARCH 31, 1993/1/
                                              ------  ------  -----------------
Net Asset Value, Beginning of Period......... $ 8.75  $ 7.61        $7.00
                                              ------  ------        -----
Income From Investment Operations
  Net Investment Income......................   0.04    0.02         0.01
  Net Gains or (Losses) on Securities (both
   realized and unrealized)..................   1.06    1.52         0.60
                                              ------  ------        -----
  Total From Investment Operations...........   1.10    1.54         0.61
                                              ------  ------        -----
Less Distributions
  Dividends From Net Investment Income.......  (0.04)  (0.03)        0.00
  Dividends in Excess of Net Investment
   Income....................................   0.00    0.00         0.00
  Distributions From Net Realized Gain on
   Investments and Options...................  (0.17)  (0.37)        0.00
  Distributions in Excess of Net Realized
   Gain on Investments and Options...........   0.00    0.00         0.00
                                              ------  ------        -----
  Total Distributions........................  (0.21)  (0.40)        0.00
                                              ------  ------        -----
Net Asset Value, End of Period............... $ 9.64  $ 8.75        $7.61
                                              ======  ======        =====
Total Return/2/.............................. 12.87%  20.07%        8.71%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).... $29.91  $21.02        $5.79
  Ratio of Net Operating Expenses to Average
   Net Assets................................  0.98%   0.98%        0.99%/3/
  Ratio of Gross Operating Expenses to
   Average Net Assets........................  1.06%   1.16%        2.20%/3/
  Ratio of Net Investment Income to Average
   Net Assets................................  0.46%   0.29%        1.06%/3/
  Portfolio Turnover Rate....................  56.0%   60.0%        25.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                   BUSINESS AND INDUSTRIAL RESTRUCTURING FUND

                                               YEAR ENDED
                                                MARCH 31,
                                              --------------    PERIOD ENDED
                                               1995    1994   MARCH 31, 1993/1/
                                              ------  ------  -----------------
Net Asset Value, Beginning of Period......... $ 9.64  $ 7.71       $ 7.00
                                              ------  ------       ------
Income From Investment Operations
  Net Investment Income......................   0.07    0.06         0.02
  Net Gains or (Losses) on Securities (both
   realized and unrealized)..................   1.02    1.96         0.69
                                              ------  ------       ------
  Total From Investment Operations...........   1.09    2.02         0.71
                                              ------  ------       ------
Less Distributions
  Dividends From Net Investment Income.......  (0.06)  (0.07)        0.00
  Dividends in Excess of Net Investment
   Income....................................   0.00    0.00         0.00
  Distributions From Net Realized Gain on
   Investments and Options...................  (0.12)  (0.02)        0.00
  Distributions in Excess of Net Realized
   Gain on Investments and Options...........   0.00    0.00         0.00
                                              ------  ------       ------
  Total Distributions........................  (0.18)  (0.09)        0.00
                                              ------  ------       ------
Net Asset Value, End of Period............... $10.55  $ 9.64       $ 7.71
                                              ======  ======       ======
Total Return/2/.............................. 11.49%  26.40%       10.14%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).... $30.18  $14.44       $ 1.94
  Ratio of Net Operating Expenses to Average
   Net Assets................................  0.98%   0.99%        0.99%/3/
  Ratio of Gross Operating Expenses to
   Average Net Assets........................  1.08%   1.73%        5.85%/3/
  Ratio of Net Investment Income to Average
   Net Assets................................  0.83%   0.77%        2.48%/3/
  Portfolio Turnover Rate....................  82.0%   75.0%         9.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                            GLOBAL COMPETITORS FUND

                                       YEAR ENDED MARCH 31,
                                       ----------------------    PERIOD ENDED
                                          1995        1994     MARCH 31, 1993/1/
                                       ----------  ----------  -----------------
Net Asset Value, Beginning of Period.       $7.69  $     7.28        $7.00
                                       ----------  ----------        -----
Income From Investment Operations
  Net Investment Income..............        0.07        0.05         0.01
  Net Gains or (Losses) on Securities
   (both realized and unrealized)....        0.90        0.41         0.27
                                       ----------  ----------        -----
  Total From Investment Operations...        0.97        0.46         0.28
                                       ----------  ----------        -----
Less Distributions
  Dividends from Net Investment
   Income............................       (0.07)      (0.05)        0.00
  Dividends in Excess of Net
   Investment Income.................        0.00        0.00         0.00
  Distributions from Net Realized
   Gain on Investments and Options...        0.00        0.00         0.00
  Distributions in Excess of Net
   Realized Gain on Investments and
   Options...........................        0.00        0.00         0.00
                                       ----------  ----------        -----
  Total Distributions................       (0.07)      (0.05)        0.00
                                       ----------  ----------        -----
Net Asset Value, End of Period.......  $     8.59  $     7.69        $7.28
                                       ==========  ==========        =====
Total Return/2/......................      12.73%       6.29%        4.00%
Ratios/Supplemental Data
  Net Assets, End of Period (in
   millions).........................  $    25.50  $    10.06        $2.04
  Ratio of Net Operating Expenses to
   Average Net Assets................       0.97%       0.99%        0.99%/3/
  Ratio of Gross Operating Expenses
   to Average Net Assets.............       1.18%       1.72%        3.97%/3/
  Ratio of Net Investment Income to
   Average Net Assets................       1.04%       0.81%        0.82%/3/
  Portfolio Turnover Rate............       29.0%       19.0%         0.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                             EARLY LIFE CYCLE FUND

                                       YEAR ENDED MARCH 31,
                                       ----------------------    PERIOD ENDED
                                          1995        1994     MARCH 31, 1993/1/
                                       ----------  ----------  -----------------
Net Asset Value, Beginning of Period.  $     8.66  $     7.40        $7.00
                                       ----------  ----------        -----
Income From Investment Operations
  Net Investment Income..............       (0.02)      (0.01)        0.00
  Net Gains or (Losses) on Securities
   (both realized and unrealized)....        1.31        1.36         0.40
                                       ----------  ----------        -----
  Total From Investment Operations...        1.29        1.35         0.40
                                       ----------  ----------        -----
Less Distributions
  Dividends From Net Investment
   Income............................        0.00        0.00         0.00
  Dividends in Excess of Net
   Investment Income.................        0.00        0.00         0.00
  Distributions From Net Realized
   Gain on Investments and Options...       (0.18)      (0.09)        0.00
  Distributions in Excess of Net
   Realized Gain on Investments and
   Options...........................        0.00        0.00         0.00
                                       ----------  ----------        -----
  Total Distributions................       (0.18)      (0.09)        0.00
                                       ----------  ----------        -----
Net Asset Value, End of Period.......  $     9.77  $     8.66        $7.40
                                       ==========  ==========        =====
Total Return/2/......................      15.16%      18.27%        5.71%
Ratios/Supplemental Data
  Net Assets, End of Period (in
   millions).........................  $    47.78  $    24.95        $5.51
  Ratio of Net Operating Expenses to
   Average Net Assets................       0.96%       0.95%        0.99%/3/
  Ratio of Gross Operating Expenses
   to Average Net Assets.............       1.04%       1.15%        2.70%/3/
  Ratio of Net Investment Income to
   Average Net Assets................     (0.23)%     (0.25)%        0.12%/3/
  Portfolio Turnover Rate............       42.0%       20.0%         4.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

               U.S. TRUST'S INVESTMENT PHILOSOPHY AND STRATEGIES

 U.S. Trust offers a variety of specialized fiduciary and financial services to high-net worth individuals, institutions and corporations. As one of the largest institutions of its type, U.S. Trust prides itself in offering an at-tentive and high level of service to each of its clients. The Excelsior Funds offer individual investors access to U.S. Trust's services.

 Philosophy. In managing investments for the Funds, U.S. Trust follows a long-term investment philosophy which generally does not change with the short-term variability of financial markets or fundamental conditions. U.S. Trust's ap-proach begins with the conviction that all worthwhile investments are grounded in value. The Investment Adviser believes that an investor can identify funda-mental values that eventually should be reflected in market prices. U.S. Trust believes that over time, a disciplined search for fundamental value will achieve better results than attempting to take advantage of short-term price movements.

 Implementation of this long-term value philosophy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, U.S. Trust in managing investments for the Funds is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

 Strategies. In order to translate its investment philosophy into more spe-cific guidance for selection of investments, the Investment Adviser uses three specific strategies. These strategies, while identified separately, may over-lap so that more than one may be applied in an investment decision.

 U.S. Trust's "PROBLEM/OPPORTUNITY STRATEGY" seeks to identify industries and companies with the capabilities to provide solutions to or benefit from com-plex problems such as the changing demo-graphics and aging of the U.S. popula-tion or the need to enhance industrial productivity. U.S. Trust's second strategy is a "TRANSACTION VALUE" comparison of a company's real underlying asset value with the market price of its shares and with the sale prices for similar assets changing ownership in public market transactions. Differences between a company's real asset value and the price of its shares often are corrected over time by restructuring of the assets or by market recognition of their value. U.S. Trust's third strategy involves identifying "EARLY LIFE CY-CLE" companies whose products are in their earlier stages of development or that seek to exploit new markets. Frequently such companies are smaller compa-nies, but early life cycle companies may also include larger established com-panies with new products or markets for existing products. The Investment Ad-viser believes that over time the value of such companies should be recognized in the market.

 Themes. To complete U.S. Trust's investment philosophy, the three portfolio strategies discussed above are applied in concert with several "longer-term investment themes" to identify investment opportunities. The Investment Ad-viser believes these longer-term themes represent strong and inexorable trends. The Investment Adviser also believes that understanding the instiga-tion, catalysts and effects of these longer-term trends should help to iden-tify companies that are beneficiaries of these trends.

                      INVESTMENT OBJECTIVES AND POLICIES

 The Investment Adviser will use its best efforts to achieve the investment objective of each Fund, although their achievement cannot be assured. The in-vestment objective of each Fund is "fundamental", meaning that it may not be changed without a vote of the holders of a majority of the particular Fund's outstanding shares (as defined under "Miscellaneous"). Except as noted below in "Investment Limitations," the investment policies of each Fund may be changed without a vote of the holders of a majority of the outstanding shares of such Fund.

EQUITY FUND

 The Equity Fund's investment objective is to seek long-term capital apprecia-tion. The Equity Fund invests in companies which the Investment Adviser believes have value currently not recognized in the market prices of the com-panies' securities. The Investment Adviser uses the investment philosophy, strategies and themes discussed above to identify such investment values and to diversify the Fund's investments over a variety of industries and types of companies. See "Investment Policies Common to the Equity Fund and the Theme Funds" for a discussion of various investment policies applicable to the Eq-uity Fund.

THEME FUNDS

 Five Theme Funds are offered having the common investment objective of long-term capital appreciation. As noted above, these Theme Funds are based on themes identified and followed by the Investment Adviser. Each Theme Fund's key policies are discussed below. Additional policies common to all Theme Funds are discussed after this section.

 AGING OF AMERICA FUND--invests in companies which the Investment Adviser be-lieves will benefit from the changes occurring in the demographic structure of the U.S. population, particularly its growing proportion of individuals over the age of 40. In analyzing companies for this Fund, the Investment Adviser considers carefully the ongoing changes in the mean and median ages of the U.S. population and the resulting effects on the lifestyles and day-to-day economic actions of the population as a whole. Companies currently positioned to benefit from such changes include health care, pharmaceutical, biotechnol-ogy and similar health-related firms. In addition, certain clothing, financial services, entertainment, real estate and housing, food and beverage and other types of companies may be positioned to benefit from the demographic changes. Under normal conditions, at least 65% of the Fund's total assets will be in-vested in companies of the type described in this paragraph.

 COMMUNICATION AND ENTERTAINMENT FUND--invests in companies which the Invest-ment Adviser believes will benefit from the technological and international transformation of the communications and entertainment industries, particu-larly the convergence of information, communication and entertainment media. Such companies may include those engaged in the development, production, sale and distribution of products or services in the broadcast, radio and televi-sion, leisure, entertainment, amusement, publishing, telecommunications serv-ices and equipment, and tele-phone utilities industries. In analyzing compa-nies for investment, the Investment Adviser may focus on firms which the In-vestment Adviser believes are innovators of or will benefit from the melding of computer, communications and entertainment technologies. Under normal con-ditions, at least 65% of the Fund's total assets will be invested in companies of the type described in this paragraph.

 BUSINESS AND INDUSTRIAL RESTRUCTURING FUND--invests in companies which the Investment Adviser believes will benefit from their restructuring or redeploy-ment of assets and operations in order to become more competitive or profit-able. Such companies may include those involved in prospective mergers, con-solidations, liquidations, spin-offs, financial restructurings and reorganiza-tions. The business activities of such companies are not limited in any way. Under normal conditions, at least 65% of the Fund's total assets will be in-vested in companies of the type described in this paragraph. The Investment Adviser's focus is to find companies whose restructuring activities offer sig-nificant value and investment potential. For the past several years leveraged buy-outs and mergers have been prominent trends. Currently, a great deal of value is being created as companies deleverage, recapitalize, and rationalize their operations in order to increase profitability. There is risk in these types of investments. For example, should a company be unsuccessful in reduc-ing its debt, it may be forced into default on its debt, increasing its debt or bankruptcy.

 GLOBAL COMPETITORS FUND--invests primarily in U.S.-based companies which the Investment Adviser believes will benefit from their position as effective and strong competitors on a global basis. Such companies are characterized by their ability to supply something unique or of greater value, or to deliver goods and services more efficiently or reliably. These companies develop and implement international marketing strategies for their goods and services. The range of businesses encompassed by this policy is broad and, by way of exam-ple, may include companies engaged in soft drink production and sales, cloth-ing manufacturers, tobacco product producers, precision instrument and aero-space providers, and a variety of communications systems, biotechnology and high technology suppliers. While the Fund will invest primarily in U.S.-based companies with such features, up to 20% of the Fund's assets may be invested in non-U.S.-based global competitors. The Fund will not engage in currency hedging in an attempt to anticipate currency fluctuations with respect to any such foreign investments. Under normal conditions, the Fund will invest in se-curities of issuers from at least three countries and at least 65% of the Fund's total assets will be invested in companies of the type described in this paragraph.

 EARLY LIFE CYCLE FUND--invests primarily in smaller companies which are in the earlier stages of their development or larger or more mature companies en-gaged in new and higher growth potential operations. An early life cycle com-pany is one which is early in its development as a company, yet has demonstrated or is expected to achieve substantial long-term earnings growth. More mature or larger, established companies may also be positioned for accelerating earnings because of rejuvenated management, new products, new markets for existing products or structural changes in the economy. In select-ing companies for investment, the Investment Adviser looks for innovative com-panies whose potential has not yet been fully recognized by the securities markets. Under normal conditions, at least 65% of the Fund's total assets will be invested in companies with capitalization of $1 billion or less. The risk and venture oriented nature of such companies naturally entails greater risk for investors when contrasted with investing in more established companies.

INVESTMENT POLICIES COMMON TO THE EQUITY FUND AND THE THEME FUNDS

 Under normal market and economic conditions, the Equity and each Theme Fund will invest at least 65% of its total assets in common stock, preferred stock and securities convertible into common stock. Normally, up to 35% of each such Fund's total assets may be invested in other securities and instruments in-cluding, e.g., other investment-grade debt securities, warrants, options, and futures instruments as described in more detail below. During temporary defen-sive periods or when the Investment Adviser believes that suitable stocks or convertible securities are unavailable, each Fund may hold cash or invest some or all of its assets in U.S. Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obliga-tions.

 In managing the Equity and Theme Funds, the Investment Adviser seeks to pur-chase securities having value currently not recognized in the market price of a security, consistent with the strategies discussed above.

 Portfolio holdings will include common stocks of companies having capitaliza-tions of varying amounts, and all Funds will invest in the securities of high growth, small companies where the Investment Adviser expects earnings and the price of the securities to grow at an above-average rate. As discussed above, the Early Life Cycle Fund emphasizes such companies. Certain securities owned by the Equity and Theme Funds may be traded only in the over-the-counter mar-ket or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, there may be a greater fluctuation in the value of a Fund's Shares, and a Fund may be required, in order to meet redemptions or for other reasons, to sell these securities at a discount from market prices, to sell during pe-riods when such disposition is not desirable, or to make many small sales over a period of time.

 The Equity and Theme Funds may invest in the securities of foreign issuers. The Funds may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs repre-sent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. Investments in unsponsored ADRs involve additional risk because financial information based on generally accepted accounting principles ("GAAP") may not be available for the foreign issuers of the underlying securities. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

RISK FACTORS

 Each Fund is subject to market risk, interest rate risk and in some cases in-dustry risk. Market risk is the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the values of each Fund. In addition, the prices of bonds and other debt instruments generally fluctuate inversely with interest rate changes. Factors affecting debt securities will affect all of the Funds' debt holdings.

 Companies in the various communications and entertainment industries encoun-ter intense competition, short product life cycles and rapidly changing con-sumer tastes. In addition, companies in the telecommunications and utilities industries are subject to heavy governmental regulation.

 Small companies may have limited product lines, markets, or financial re-sources, or may be dependent upon a small management group, and their securi-ties may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities typically are traded in lower volume and because the issuers typically are subject to a greater de-gree to changes in their earnings and prospects.

 All Funds may invest in the securities of foreign issuers. Investments in foreign securities involve certain risks not ordinarily associated with in-vestments in domestic securities. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restric-tions. In addition, with respect to certain countries there is the possibility of expropriation of assets, confiscatory taxation, political or social insta-bility or diplomatic developments which could adversely affectinvestments in those countries. There may be less publicly available information about a for-eign company than about a U.S. company, and foreign companies may not be sub-ject to accounting, auditing and financial reporting standards and require-ments comparable to or as uniform as those of U.S.-based companies. Foreign securities markets, while growing in volume, have, for the most part, substan-tially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S.-based companies. Transaction costs on foreign securities markets are gen-erally higher than in the United States. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the United States and a Fund might have greater difficulty taking appropriate legal action in a foreign court. Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions al-lowed to investors under the Federal income tax provisions, they may reduce the net return to the shareholders.

 The Funds should not be considered a complete investment program. In view of the specialized nature of their investment activities, investment in the Eq-uity and Theme Funds' shares may be suitable only for those investors who can invest without concern for current income and are financially able to assume risk in search of long-term capital gains.

 Securities of companies discussed in this section may be more volatile than the overall market.

                        PORTFOLIO INSTRUMENTS AND OTHER
                            INVESTMENT INFORMATION

MONEY MARKET INSTRUMENTS

 All Funds may invest in "money market instruments," which include, among other things, bank obligations, commercial paper and corporate bonds with re-maining maturities of 13 months or less.

 Bank obligations include bankers' acceptances, negotiable certificates of de-posit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and ob-ligations of domestic branches of foreign banks. Investments in bank obliga-tions of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of a Fund's total assets may be invested in any one branch, and no more than 20% of a particular Fund's total assets at the time of purchase may be invested in the aggregate in such obligations (see investment limitation No. 5 below under "Investment Limitations"). Investments in time deposits are limited to no more than 5% of the value of a Fund's total assets at the time of purchase.

 Investments by the Funds in commercial paper will consist of issues that are rated "A-2" or better by Standard & Poor's Ratings Group ("S&P") or "Prime-2" or better by Moody's Investors Service, Inc. ("Moody's"). In addition, each Fund may acquire unrated commercial paper that is determined by the Investment Adviser at the time of purchase to be of comparable quality to rated instru-ments that may be acquired by the particular Fund.

 Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instru-ment purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument. Any security which cannot be disposed of within seven days without taking a reduced price will be considered an illiquid security subject to the 10% limitation dis-cussed below under "Investment Limitations."

GOVERNMENT OBLIGATIONS

 All Funds may invest in U.S. Government obligations, including U.S. Treasury Bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration.

REPURCHASE AGREEMENTS

 In order to effectively manage their cash holdings, the Funds may enter into repurchase agreements. Each Fund will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Invest-ment Adviser, pursuant to guidelines established by Excelsior Fund's Board of Directors. No Fund will enter into repurchase agreements with the Investment Adviser or any of its affiliates. Repurchase agreements with remaining maturi ties in excess of seven days will be considered illiquid securities and will be subject to the 10% limit described in Investment Limitation No. 6 below.

 The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the dispo-sition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

SECURITIES LENDING

 To increase return on its portfolio securities, each Fund may lend its port-folio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumental-ities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recover-ing the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Investment Adviser to be of good standing and when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

OPTIONS

 To further increase return on their portfolio securities in accordance with their respective investment objectives and policies, the Funds may enter into option transactions as described below.

 The Theme Funds may purchase put and call options listed on a national secu-rities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of a Fund's net assets, as described further in the Statement of Additional Information. Such options may relate to particular securities or to various stock or bond indices. Purchasing options is a specialized invest-ment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options.

 In addition, each Fund may engage in writing covered call options (options on securities owned by the particular Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by each Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the mar-ket price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund ef-fects a closing purchase transaction by purchasing an option of the same se-ries. The use of covered call options is not a primary investment technique of the Funds and such options will normally be written on underlying securities as to which the Investment Adviser does not anticipate significant short-term capital appreciation. Additional information on option practices, including particular risks thereof, is provided in the Funds' Statement of Additional Information.

FUTURES CONTRACTS

 The Theme Funds may also enter into interest rate futures contracts, other types of financial futures contracts and related futures options, as well as any index or foreign market futures which are available on recognized ex-changes or in other established financial markets.

 The Theme Funds will not engage in futures transactions for speculation, but only as a hedge against changes in market values of securities which a Fund holds or intends to purchase. The Theme Funds will engage in futures transac-tions only to the extent per mitted by the Commodity Futures Trading Commis-sion ("CFTC") and the Securities and Exchange Commission ("SEC"). When invest-ing in futures contracts, the Funds must satisfy certain asset segregation re-quirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing cash and/or certain liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing cash and/or certain liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" an options or futures position generally by entering into an offset-ting position. Each Fund will limit its hedging transactions in futures con-tracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options posi-tions, does not exceed 5% of the Fund's total assets, after taking into ac-count any unrealized profits and unrealized losses on the Fund's open con-tracts (and excluding the amount that a futures option is "in-the-money" at the time of purchase). An option to buy a futures contract is "in-the-money" if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option. In addition, the use of futures contracts is further restricted to the extent that no more than 10% of a Fund's total assets may be hedged.

 Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Investment Adviser to correctly anticipate movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. Further, there is no assurance that a liquid market will exist for any particular futures con-tract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements.

INVESTMENT COMPANY SECURITIES

 In connection with the management of its daily cash positions, each Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. In addi-tion to the advisory fees and other expenses a Fund bears directly in connec-tion with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advi-sory fees and other expenses. As such, the Fund's shareholders would indi-rectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by each Fund within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act") which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities.

WHEN-ISSUED AND FORWARD TRANSACTIONS

 Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transac-tions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal set-tlement date, at a stated price and yield. Securities purchased on a "forward commit-ment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. It is expected that forward commitments and "when-issued" purchases will not ex-ceed 25% of the value of a Fund's total assets absent unusual market condi-tions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and forward commit-ments for speculative purposes, but only in furtherance of their investment ob-jectives.

ILLIQUID SECURITIES

 No Fund will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Each Fund may purchase securities which are not registered under the Securities Act of 1933 (the "Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is determined by the Investment Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This in-vestment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninter-ested in purchasing these restricted securities.

PORTFOLIO TURNOVER

 Each Fund may sell a portfolio investment immediately after its acquisition if the Investment Adviser believes that such a disposition is consistent with the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such in-vestments. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for Federal income tax purposes. (See "Financial Highlights" and "Taxes--Federal").

                             INVESTMENT LIMITATIONS

 The investment limitations enumerated below are matters of fundamental policy and may not be changed with respect to a Fund without the vote of the holders of a majority of a Fund's outstanding shares (as defined under "Miscellane-ous").

 A Fund may not:

  1. Purchase securities of any one issuer, other than U.S. Government obliga-tions, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

  2. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in con-nection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to fa-cilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge; and

  3. Make loans, except that (i) each Fund may purchase or hold debt securi-ties in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) each Fund may lend portfolio securities in an amount not exceeding 30% of its total as-sets.

 Each Fund may not:

  4. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) with respect to the Equity Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. Gov-ernment or domestic bank obligations, (b) with respect to each Theme Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. Government, and (c) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

 The Equity Fund may not:

  5. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of its total assets would be invested in obliga-tions of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks; and

  6. Knowingly invest more than 10% of the value of its total assets in illiq-uid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.

                                     * * *

 In addition to the investment limitations described above, no Fund may invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

 The Theme Funds may not invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of their respective total assets would be invested in obligations of any one foreign branch of the financial institu-tion or domestic branch of a foreign bank; or (ii) more than 20% of their re-spective total assets would be invested in foreign branches of financial insti-tutions or in domestic branches of foreign banks. The Theme Funds may not know-ingly invest more than 10% of the value of their respective total assets in il-liquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities and other securities for which mar-ket quotations are not readily available. These investment policies may be changed by Excelsior Fund's Board of Directors upon reasonable notice to share-holders.

 The Equity Fund will not invest more than 25% of the value of its total assets in domestic bank obligations.

 With respect to all investment policies, if a percentage limitation is satis-fied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not con-stitute a violation of such limitation.

                               PRICING OF SHARES

 The net asset value of each Fund is determined and the Shares of each Fund are priced at the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value and pric-ing for each Fund are determined on each day the Exchange and the Investment Adviser are open for trading ("Business Day"). Currently, the holidays which the Funds observe are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Vet-erans Day, Thanksgiving Day and Christmas. A Fund's net asset value per Trust Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets allocable to its Trust Shares, less the liabilities allocable to its Trust Shares, by the number of its out-standing Trust Shares.

 Assets in the Funds which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such se-curities are primarily traded or at the last sale price on the national secu-rities market. Securities traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. An option or futures contract is valued at the last sales price quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. Restricted securities, securities for which market quo-tations are not readily available, and other assets are valued at fair value, pursuant to guidelines adopted by Excelsior Fund's Board of Directors.

 Portfolio securities which are primarily traded on foreign securities ex-changes are generally valued at the preceding closing values of such securi-ties on their respective exchanges, except that when an event subsequent to the time where value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Invest-ments in debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with guidelines adopted by the Board of Di-rectors. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when investors can neither purchase nor redeem a Fund's Shares. Excelsior Fund's administrators have undertaken to price the securities in the Funds' portfolios, and may use one or more inde-pendent pricing services in connection with this service.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

 Shares in each Fund are continuously offered for sale by Excelsior Fund's sponsor and distributor, Edgewood Services, Inc. (the "Distributor"), a whol-ly-owned subsidiary of Federated Investors. The Distributor is a registered broker/dealer. Its principal business address is Clearing Operations, P.O. Box 897, Pittsburgh, PA 15230-0897.

 Under Excelsior Fund's Distribution Agreement and Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust Shares of each Fund may reimburse the Distributor monthly for distribution expenses in an amount not to exceed the annual rate of .75% of the average daily net asset value of the Fund's outstanding Trust Shares. Trust Shares of each Fund currently bear the expense of such distribution fees at the annual rate of .35% of the average daily net asset value of the Fund's outstanding Trust Shares. Distribution ex-penses payable by the Distributor under the Distribution Plan include direct and indirect marketing expenses such as: i) the expense of preparing, printing and distributing promotional materials and prospectuses (other than prospec-tuses used for regulatory purposes or for distribution to existing sharehold-
ers); ii) the expense of other advertising via radio, television or other print or electronic media; and iii) the expense of payments to financial in-stitutions that are not affiliated with the Distributor ("Distribution Organi-zations") for distribution assistance (including sales incentives).

PURCHASE OF SHARES

 Shares may be purchased by customers ("Customers") of financial institutions ("Shareholder Organiza-tions"). A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account state-ments provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase or-ders for its Customers and to transmit, on a timely basis, payment for such orders to Chase Global Funds Service Company ("CGFSC"), the Funds' sub-trans-fer agent, in accordance with the procedures agreed to by the Shareholder Or-ganization and the Distributor. Confirmations of all such Customer purchases and redemptions will be sent by CGFSC to the particular Shareholder Organiza-tion. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Share-holder Organization continues to place its Customers' purchase and redemption orders with the Funds, CGFSC will send confirmations of such transactions and periodic account statements directly to Customers. A Shareholder Organization may also elect to establish its Customers as record holders.

 Customers wishing to purchase Shares through their Shareholder Organization should contact such entity directly for appropriate instructions. (For a list of Shareholder Organizations in your area, call (800) 446-1012.) An investor purchasing Shares through certain Shareholder Organizations may incur transac-tion charges in connection with such purchases. Investors should contact their Shareholder Organizations for further information on transaction fees.

PUBLIC OFFERING PRICE

 The public offering price for Shares of each Fund is the sum of the net asset value of the Shares purchased plus a sales load according to the table below:

                              TOTAL SALES CHARGES       REALLOWANCE TO DEALERS
                         ------------------------------ ----------------------
                           AS A % OF       AS A % OF          AS A % OF
                         OFFERING PRICE    NET ASSET        OFFERING PRICE
AMOUNT OF TRANSACTION      PER SHARE    VALUE PER SHARE       PER SHARE
---------------------    -------------- --------------- ----------------------
Less than $50,000.......      4.50%          4.71%               4.00%
$50,000 to $99,999......      4.00           4.17                3.50
$100,000 to $249,999....      3.50           3.63                3.00
$250,000 to $499,999....      3.00           3.09                2.50
$500,000 to $999,999....      2.00           2.05                1.50
$1,000,000 to
 $1,999,999.............      1.00           1.00                 .50
$2,000,000 and over.....       .50            .50                 .25

 The reallowance to dealers may be changed from time to time but will remain the same for all such dealers.

 At various times the Distributor may implement programs under which a deal-er's sales force may be eligible to win nominal awards for certain sales ef-forts or under which the Distributor will reallow to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distribu-tor, an amount not exceeding the total applicable sales charges on the sales generated by the dealer at the public offering price during such programs. Al-so, the Distributor in its discretion may from time to time, pursuant to ob-jective criteria established by the Distributor, pay fees to qualifying deal-ers for certain services or activities which are primarily intended to result in sales of Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and condi-tions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Shares or the amount that the Funds will receive from such sales.

 In addition, the Distributor may offer to pay a fee from its own assets (in-cluding any portion of the sales load retained by the Distributor) to finan-cial institutions as financial assistance for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the at-tributes of the Funds. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

 The sales load described above will not be applicable to: (a) purchases of Shares by customers of the Investment Adviser or its affiliates; (b) trust, agency or custodial accounts opened through the trust department of a bank, trust company or thrift institution, provided that appropriate notifi-cation of such status is given at the time of investment; (c) companies, cor-porations and partnerships (excluding full service broker/dealers and finan-cial planners, registered investment advisers and depository institutions not covered by the exemptions in (d) and (e) below); (d) financial planners and registered investment advisers not affiliated with or clearing purchases through full service broker/dealers; (e) purchases of Shares by depository in-stitutions for their own account as principal; (f) exchange transactions (de-scribed below under "Investor Programs--Exchange Privilege") where the Shares being exchanged were acquired in connection with the distribution of assets held in trust, agency or custodial accounts maintained with the trust depart-ment of a bank; (g) corporate/ business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh accounts) sponsored by the Distributor and IRA ac-counts sponsored by the Investment Adviser; (h) company-sponsored employee pension or retirement plans making direct investments in the Funds; (i) pur-chases of Shares by officers, trustees, directors, employees, former employees and retirees of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund"), the Investment Adviser, the Distributor or of any direct or indirect affiliate of any of them; (j) purchases of Shares by all beneficial shareholders of Excelsior Fund or Excelsior Tax-Exempt Fund as of May 22, 1989; (k) purchases of Shares by investment advisers registered under the In-vestment Advisers Act of 1940 for their customers through an omnibus account established with United States Trust Company of New York; (l) purchases of Shares by directors, officers and employees of brokers and dealers selling shares pursuant to a selling agreement with Excelsior Fund and Excelsior Tax-Exempt Fund; (m) purchases of shares by investors who are members of affinity groups serviced by USAffinity Investments Limited Partnership; and (n) custom-ers of certain financial institutions who purchase Shares through a registered representative of UST Financial Services Corp. on the premises of their finan-cial institutions. In addition, no sales load is charged on the reinvestment of dividends or distributions or in connection with certain share exchange transactions. Investors who have previously redeemed shares in an "Eligible Fund" (as defined below) on which a sales load has been paid also have a one-time privilege of purchasing shares of another "Eligible Fund" at net asset value without a sales charge, provided that such privilege will apply only to purchases made within 30 calendar days from the date of redemption and only with respect to the amount of the redemption. These exemptions to the imposi-tion of a sales load are due to the nature of the investors and/or reduced sales effort that will be needed in obtaining investments.

QUANTITY DISCOUNTS

 An investor in the Funds may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

 In order to obtain quantity discount benefits, an investor must notify CGFSC at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please call (800) 446-1012 or contact your Shareholder Or-ganization.

 Rights of Accumulation. A reduced sales load applies to any purchase of shares of any portfolio of Excelsior Fund and Excelsior Tax-Exempt Fund that is sold with a sales load ("Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the to-tal of: (a) the dollar amount of the then current purchase of shares of an El-igible Fund and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales load has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales load has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 4.00% of the offering price. Similarly, with respect to each subsequent in-vestment, all shares of Eligible Funds that are beneficially owned by the in-vestor at the time of investment may be combined to determine the applicable sales load.

 Letter of Intent. By completing the Letter of Intent included as part of the New Account Application, an investor becomes eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales load, the offer-ing price of shares of an Eligible Fund on which a sales load has been paid, beneficially owned by an investor on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

 CGFSC will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by pur-chasing the specified amount. If purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect an investor's total pur-chases. If total purchases are less than the amount specified, an investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the total purchases. If such remittance is not received within 20 days, CGFSC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direc-tion, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to pur-chase the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales load. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

 Qualification for Discounts. For purposes of applying the Rights of Accumula-tion and Letter of Intent privileges described above, the scale of sales loads applies to the combined purchases made by any individual and/or spouse pur-chasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit sharing plan or IRA established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

PURCHASE PROCEDURES

General

 Customers of certain Shareholder Organizations may purchase Shares by com-pleting the Application for purchase of Shares accompanying this Prospectus and mailing it, together with a check payable to Excelsior Funds, to:

   Excelsior Funds
   c/o Chase Global Funds Service Company
   P.O. Box 2798
   Boston, MA 02208-2798

 Subsequent investments in an existing account in any Fund may be made at any time by sending to the above address a check payable to Excelsior Funds along with: (a) the detachable form that regularly accompanies the confirmation of a prior transaction; (b) a subsequent order form which may be obtained from CGFSC or a Shareholder Organization; or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the invest-ment is to be made.

Purchases by Wire

 Customers of certain Shareholder Organizations may also purchase Shares by wiring Federal funds to CGFSC. Prior to making an initial investment by wire, an investor must telephone CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280) for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

   The Chase Manhattan Bank, N.A.
   ABA #021000021

   Excelsior Funds, Account No. 9102732915
   For further credit to:

   Excelsior Funds
   Wire Control Number
   Account Registration (including account number)

 Investors making initial investments by wire must promptly complete the Appli-cation accompanying this Prospectus and forward it to CGFSC. Redemptions by in-vestors will not be processed until the completed Application for purchase of Shares has been received by CGFSC and accepted by the Distributor. Investors making subsequent investments by wire should follow the above instructions.

OTHER PURCHASE INFORMATION

 Except as provided in "Investor Programs" below, the minimum initial aggregate investment by a Shareholder Organization investing on behalf of its Customers is $500 per Fund. The minimum subsequent investment is $50 per Fund. Customers may agree with a particular Shareholder Organization to make a minimum purchase with respect to their accounts. Depending upon the terms of the particular ac-count, Shareholder Organizations may charge a Customer's account fees for auto-matic investment and other cash management services provided. Excelsior Fund reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirements.

REDEMPTION PROCEDURES

 Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Funds in accordance with procedures gov-erning their accounts at the Shareholder Organizations. It is the responsibil-ity of the Shareholder Organizations to transmit redemption orders to CGFSC and credit such Customer accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Shareholder Organizations is im-posed by Excelsior Fund, although Shareholder Organizations may charge a Cus-tomer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Or-ganizations. An investor redeeming Shares through a Shareholder Organization may incur transaction charges in connection with such redemptions. Such invest-ors should contact their Shareholder Organization for further information on transaction fees. Investors may redeem all or part of their Shares in accor-dance with the procedures described below (these procedures also apply to Cus-tomers of Shareholder Organizations for whom individual accounts have been es-tablished with CGFSC).

REDEMPTION BY MAIL

 Customers of certain Shareholder Organizations may redeem shares by submitting a written request for redemption to:

   Excelsior Funds c/o Chase Global Funds Service Company P.O. Box 2798 Bos-ton, MA 02208-2798

 A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identifica-tion number, and (iii) be signed by each registered owner exactly as the Shares are registered. If the Shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or accompanied by a duly exe-cuted stock power) and must be submitted to CGFSC together with the redemption request. A redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of rec-ord, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered secu-rities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Me-dallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 446-1012 or at the address given above. CGFSC may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received un-til CGFSC receives all required documents in proper form. Payment for Shares redeemed will ordinarily be made by mail within five Business Days after proper receipt by CGFSC of the redemption request. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280).

REDEMPTION BY WIRE OR TELEPHONE

 Customers of certain Shareholder Organizations who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem Shares by instructing CGFSC by wire or telephone to wire the redemption pro-ceeds directly to the investor's account at any commercial bank in the United States. Customers of certain Shareholder Organizations who are shareholders of record may redeem Shares by instructing CGFSC by telephone to mail a check for redemption proceeds of $500 or more to the shareholder of record at his or her address of record. Only redemptions of $500 or more will be wired to an in-vestor's account. An $8.00 fee for each wire redemption by an investor is de-ducted by CGFSC from the proceeds of the redemption. The redemption proceeds for investors must be paid to the same bank and account as designated on the Application or in written instructions subsequently received by CGFSC.

 In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, an investor must send a written request to Excelsior Fund, c/o CGFSC, at the address listed above under "Redemption by Mail." Such requests must be signed by the investor, with signatures guaranteed (see "Redemption by Mail" above, for details regarding signature guarantees). Further documenta-tion may be requested.

 CGFSC and the Distributor reserve the right to re- fuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by Ex-celsior Fund, CGFSC or the Distributor. EXCELSIOR FUND, CGFSC, AND THE DIS-TRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACT-ING UPON TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, EXCELSIOR FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

 If any portion of the Shares to be redeemed represents an investment made by personal check, Excelsior Fund and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been col-lected in accordance with the applicable banking regulations which may take up to 15 days. An investor who anticipates the need for more immediate access to his or her investment should purchase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If an investor's purchase check is not collected, the purchase will be cancelled and CGFSC will charge a fee of $25.00 to the investor's ac-count.

 During periods of substantial economic or market change, telephone redemp-tions may be difficult to complete. If a Customer is unable to contact CGFSC by telephone, the Customer may also deliver the redemption request to CGFSC in writing at the address noted above under "How to Purchase and Redeem Shares--Redemption by Mail."

OTHER REDEMPTION INFORMATION

 Except as described in "Investor Programs" below, investors may be required to redeem Shares in a Fund after 60 days' written notice if due to investor re-demptions the balance in the particular account with respect to the Fund re-mains below $500. If a Customer has agreed with a particular Shareholder Organ-ization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

GENERAL

 Purchase and redemption orders for Shares which are received and accepted prior to the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern Time) on any Business Day are priced according to the net asset value determined on that day. Purchase orders received and accepted after the close of regular trading hours on the Exchange are priced at the net asset value per Share determined on the next Business Day.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

 Customers of Shareholder Organizations may, after appropriate prior authoriza-tion and without an exchange fee imposed by Excelsior Fund, exchange Shares in a Fund having a value of at least $500 for Shares of any other Fund, provided that such other Shares may legally be sold in the state of the investor's resi-dence.

 An exchange involves a redemption of all or a portion of the Shares in a Fund and the investment of the redemption proceeds in Shares of another Fund. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined after the exchange request is received. The Shares of the Fund to be acquired will be purchased at the per share net asset value of those Shares (plus any applicable sales load) next determined after acceptance of the exchange request. No sales load will be payable on Shares to be acquired through an exchange to the extent that a sales load was previously paid on the Shares being exchanged.

 Investors may find the exchange privilege useful if their investment objec-tives or market outlook should change after they invest in a Fund. For further information regarding exchange privileges, shareholders should call (800) 446-1012 (from overseas, call (617) 557-8280). In order to prevent abuse of this privilege to the disadvantage of other shareholders, Excelsior Fund reserves the right to limit the number of exchange requests of investors to no more than six per year. Excelsior Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any ex-change request. EXCELSIOR FUND, CGFSC AND THE DISTRIBUTOR ARE NOT RESPONSIBLE FOR THE AUTHENTICITY OF EXCHANGE REQUESTS RECEIVED BY TELEPHONE THAT ARE REA-SONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE IN-STRUCTIONS ARE GENUINE, EXCELSIOR FUND WILL USE SUCH PROCEDURES AS ARE CONSID-ERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMA-TION AS TO ACCOUNT REGISTRATION.

 For Federal income tax purposes, an exchange of Shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before mak-ing an exchange, an investor should consult a tax or other financial adviser to determine tax consequences.

SYSTEMATIC WITHDRAWAL PLAN

 Customers of certain Shareholder Organizations who own Shares of a Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. The investor may request a declining-balance withdrawal, a fixed-dollar withdrawal, a fixed-share with-drawal, or a fixed-percentage withdrawal (based on the current value of Shares in the account) on a monthly, quarterly, semi-annual or annual basis. In-formation concerning the availability of, and the procedures and fees relating to, such plans may be obtained by Customers directly from their Shareholder Organizations.

RETIREMENT PLANS

 Shares are available for purchase by investors in connection with the follow-ing tax-deferred prototype retirement plans offered by certain Shareholder Or-ganizations:

  IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

  Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

  Keogh Plans for self-employed individuals.

 Investors investing in the Funds pursuant to Profit Sharing and Money-Pur-chase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other mat-ters related to these plans is available from Shareholder Organizations.

 Information concerning the availability of, and the procedures and fees re-lating to, such retirement plans may be obtained by Customers directly from their Shareholder Organizations.

AUTOMATIC INVESTMENT PROGRAM

 The Automatic Investment Program permits Customers of certain Shareholder Or-ganizations to purchase Shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Customer. Provided the investor's financial institution allows automatic withdrawals, Shares are purchased by transferring funds from an investor's checking, bank money market or NOW account designated by the investor. At the investor's option, the account designated will be deb-ited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

 The Automatic Investment Program is one means by which an investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time mar-ket performance, a fixed dollar amount is invested in Shares at predetermined intervals. This may help investors to reduce their average cost per share be-cause the agreed upon fixed investment amount allows more Shares to be pur-chased during periods of lower share prices and fewer Shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, how-ever, that Shares bought using Dollar Cost Averaging are purchased without re-gard to their price on the day of investment or to market trends. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Shares at a price which is lower than their purchase price.

 Information concerning the availability of, and the procedures and fees re-lating to, Automatic Investment accounts may be obtained by Customers directly from their Shareholder Organizations.

                          DIVIDENDS AND DISTRIBUTIONS

 Dividends from the net investment income of the Funds are declared and paid quarterly. For dividend purposes, a Fund's investment income is reduced by ac-crued expenses directly attributable to that Fund and the general expenses of Excelsior Fund prorated to that Fund on the basis of its relative net assets. A Fund's net investment income available for distribu-tion to the holders of Trust Shares will be reduced by the amount of other ex-penses allocated to such series, including the expense of distribution fees associated with Excelsior Fund's Distribution Plan. Net realized capital gains are distributed at least annually. Dividends and distributions will reduce the net asset value of each of the Funds by the amount of the dividend or distri-bution. All dividends and distributions paid on Shares held of record by the Investment Adviser and its affiliates or correspondent banks will be paid in cash. Customers of Shareholder Organizations will receive dividends and dis-tributions in additional Shares of the Fund on which the dividend or distribu-tion is paid (as determined on the payable date), unless they have requested in writing (received by CGFSC at Excelsior Fund's address prior to the payment date) to receive dividends and distributions in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

                                     TAXES

FEDERAL

 Each of the Funds qualified for its last taxable year as a "regulated invest-ment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund expects to so qualify in future years. Such qualification generally relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

 Qualification as a regulated investment company under the Code requires, among other things, that a Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income for each taxable year. In general, a Fund's investment company taxable income will be its in-come (including dividends and interest), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to Fund shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional Shares. (Federal income taxes for distributions to IRAs and qualified pension plans are deferred under the Code.) The dividends received deduction for corporations will apply to such ordinary income distributions to the extent of the total qualifying dividends received by a Fund from domestic corporations for the taxable year.

 Distribution by a Fund of the excess of its net long- term capital gain over its net short-term capital loss is taxable to shareholders as long-term capi-tal gain, regardless of how long the shareholders have held their Shares and whether such gains are received in cash or reinvested in additional Shares. Such distributions are not eligible for the dividends received deduction.

 Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the fol-lowing year.

 An investor considering buying Shares of a Fund on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to him.

 A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange. If a shareholder holds Shares for six months or less and during that time receives a capital gain dividend on those Shares, any loss recognized on the sale or exchange of those Shares will be treated as a long-term capital loss to the extent of the capital gain dividend. Generally, a shareholder may include sales charges in-curred upon the purchase of Shares in his tax basis for such Shares for the purpose of determin-ing gain or loss on a redemption, transfer or exchange of such Shares. Howev-er, if the shareholder effects an exchange of such Shares for Shares of an-other Fund within 90 days of the purchase and is able to reduce the sales charges applicable to the new Shares (by virtue of the exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged Shares for the purpose of determining gain or loss but may be included (subject to the same limitation) in the tax basis of the new Shares.

 Qualification as a regulated investment company under the Code also requires that each Fund satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or for-eign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of invest-ing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of in-vesting in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

 The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situa-tions. Shareholders will be advised annually as to the Federal income tax con-sequences of distributions made each year.

STATE AND LOCAL

 Purchasers are advised to consult their tax advisers concerning the applica-tion of state and local taxes, which may have different consequences from those of the Federal income tax law described above.

                            MANAGEMENT OF THE FUNDS

 The business and affairs of the Funds are managed under the direction of Ex-celsior Fund's Board of Directors. The Statement of Additional Information contains the names of and general background information concerning Excelsior Fund's directors.

INVESTMENT ADVISER

 United States Trust Company of New York serves as the Investment Adviser to each Fund. U.S. Trust is a state-chartered bank and trust company. The Invest-ment Adviser provides trust and banking services to individuals, corporations, and institutions both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. The Investment Adviser is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clear-ing House Association.

 On December 31, 1994, the Investment Adviser's Asset Management Group had ap-proximately $33 billion in assets under management. The Investment Adviser, which has its principal offices at 114 W. 47th Street, New York, New York 10036, is a subsidiary of U.S. Trust Corporation, a registered bank holding company.

 The Investment Adviser manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains records relating to such purchases and sales.

 The Equity Fund's portfolio manager, David A. Tillson, is the person primar-ily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Tillson, a Senior Vice President and Senior Portfolio Manager, has been with U.S. Trust since 1993, and has been the Fund's portfolio manager since December 1994. Prior to joining U.S. Trust, Mr. Tillson was the founder and President of TDA Capital Management Company, and a Senior Vice President of Matrix Asset Advisors until 1993. He was also a Vice President and Senior Portfolio Manager with V C S & O Asset Management until 1990.

 The Aging of America Fund's portfolio manager, Jonathan L. Stanley, is the person primarily responsible for the day-to-day management of the Fund's in-vestment portfolio. Mr. Stanley, a Vice President and Senior Portfolio Manager of U.S. Trust, has been with U.S. Trust since 1993 and has been the Fund's portfolio manager since December, 1995. Prior to his association with U.S. Trust, Mr. Stanley was an investment manager with Deutche Bank Capital Corpo-ration.

 The Communication and Entertainment Fund's portfolio manager, John J. Apruzzese, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Apruzzese, a Senior Vice President, Department Manager and Senior Portfolio Manager of U.S. Trust, has been with U.S. Trust since 1984 and has been the Fund's portfolio manager since its in-ception.

 The Business and Industrial Restructuring Fund's portfolio manager, David J. Williams, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Williams, Senior Vice President, Depart-ment Manager and Senior Portfolio Manager of the Personal Equity and Balanced Investment Division of U.S. Trust, has been with U.S. Trust since 1987 and has been the Fund's portfolio manager since its inception.

 The Global Competitors Fund's portfolio manager, Wendy S. Popowich, is the person primarily responsible for the day-to-day management of the Fund's in-vestment portfolio. Ms. Popowich, a Vice President and Portfolio Manager of the Personal Investment Division of U.S. Trust, has been with U.S. Trust since 1983 and has been the Fund's portfolio manager since its inception.

 The Early Life Cycle Fund's portfolio manager, Timothy W. Evnin, is the per-son primarily responsible for the day-to-day management of the Fund's invest-ment portfolio. Mr. Evnin, a Vice President and Portfolio Manager of U.S. Trust, has been with U.S. Trust since 1987 and has been the Fund's portfolio manager since its inception.

 For the services provided and expenses assumed pursuant to its Investment Ad-visory Agreements, the Investment Adviser is entitled to be paid a fee, com-puted daily and paid monthly, at the annual rate of: .75% of the average daily net assets of the Equity Fund; and .60% of the average daily net assets of each Theme Fund. The advisory fee rate payable by the Equity Fund is higher than the rates payable by most mutual funds. The Board of Directors believes, based on information supplied to it by the Investment Adviser, that this fee is comparable to the rate paid by many other funds with similar investment ob-jectives and policies and is appropriate for the Fund in light of its invest-ment objective and policies. For the fiscal year ended March 31, 1995, the In-vestment Adviser received an advisory fee at the effective annual rates of
 .72%, .44%, .53%, .52%, .50% and .52% of the average daily net assets of the Equity, Aging of America, Communication and Entertainment, Business and Indus-trial Restructuring, Global Competitors and Early Life Cycle Funds, respec-tively. For the same period, the Investment Adviser waived advisory fees at the effective annual rates of .03%, .16%, .07%, .08%, .10% and .08% of the av-erage daily net assets of the Equity, Aging of America, Communication and En-tertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively.

 From time to time, the Investment Adviser may waive (either voluntarily or pursuant to applicable state expense limitations) all or a portion of the ad-visory fees payable to it by a Fund, which waiver may be terminated at any time. See "Management of the Funds--Service Organizations" for additional in-formation on fee waivers.

ADMINISTRATORS

 CGFSC, Federated Administrative Services and U.S. Trust serve as the Funds' administrators (the "Administrators") and provide them with general adminis-trative and operational assistance. The Administrators also serve as adminis-trators of the other portfolios of Excelsior Fund and Excelsior Tax-Exempt Fund and Excelsior Institutional Trust, which are also advised by the Invest-ment Adviser and distributed by the Distributor. For the services provided to all portfolios of Excelsior Fund (except the International, Emerging Americas, Pacific/Asia and Pan European Funds) and Excelsior Tax-Exempt Fund and Excel-sior Institutional Trust, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the International, Emerging Americas, Pacific/Asia and Pan European Funds) as follows:

                    COMBINED AGGREGATE AVERAGE DAILY
                      NET ASSETS OF EXCELSIOR FUND
            (EXCLUDING THE INTERNATIONAL, EMERGING AMERICAS,
                  PACIFIC/ASIA AND PAN EUROPEAN FUNDS)
                      AND EXCELSIOR TAX-EXEMPT FUND                       ANNUAL
                    AND EXCELSIOR INSTITUTIONAL TRUST                      FEE
            ------------------------------------------------              ------
first $200 million....................................................... .200%
next $200 million........................................................ .175%
over $400 million........................................................ .150%

 Administration fees payable to the Administrators by each portfolio of the three investment companies are determined in proportion to their relative av-erage daily net assets at the time of determination. From time to time, the Administrators may waive (either voluntarily or pursuant to applicable state expense limitations) all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time. See "Management of the Funds--Service Organizations" for additional information on fee waiv-ers. For the fiscal year ended March 31, 1995, CGFSC and Concord Holding Cor-poration ("Concord"), the former co-administrator, received an aggregate ad-ministration fee (under the same compensation arrangements noted above) at the effective annual rates of .154%, .155%, .154%, .154%, .155% and .154% of the average daily net assets of the Equity, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively. For the same period, CGFSC and Concord waived fees at the effective annual rates of .115%, .009%, .026% and .106% of the average daily net assets of the Aging of America, Communication and Enter-tainment, Business and Industrial Restructuring and Global Competitors Funds, respectively.

SERVICE ORGANIZATIONS

 Excelsior Fund will enter into Shareholder Servicing agreements ("Servicing Agreement") with Shareholder Organizations which agree to provide their Cus-tomers various shareholder administrative services with respect to their Shares (hereinafter referred to as "Service Organizations"). As a considera-tion for the administrative services provided to Customers, a Fund will pay each Service Organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its Shares held by the Service Organization's Customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Service Organizations," may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connec-tion with Customer orders to purchase, exchange or redeem Shares; and provid-ing periodic statements. Under the terms of the Servicing Agreement, Service Organizations will be required to provide to Customers a schedule of any fees that they may charge in connection with a Customer's investment. Until further notice, the Investment Adviser and Administrators have voluntarily agreed to waive fees payable by a Fund in an amount equal to administrative service fees payable by that Fund.

BANKING LAWS

 Banking laws and regulations currently prohibit a bank holding company regis-tered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a regis-tered, open-end investment com-pany continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Shares of the Funds, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as invest-ment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such company for and upon the order of customers. The Investment Adviser, CGFSC and certain Shareholder Organizations may be subject to such banking laws and regulations. State securities laws may differ from the interpretations of Federal law discussed in this paragraph and banks and financial institutions may be required to register as dealers pursuant to state law.

 Should legislative, judicial, or administrative action prohibit or restrict the activities of the Investment Adviser or other Shareholder Organizations in connection with purchases of Fund Shares, the Investment Adviser and such Shareholder Organizations might be required to alter materially or discontinue the investment services offered by them to Customers. It is not anticipated, however, that any resulting change in the Funds' method of operations would affect their net asset values per Share or result in financial loss to any shareholder.

                         DESCRIPTION OF CAPITAL STOCK

 Excelsior Funds, Inc. (formerly UST Master Funds, Inc.) was organized as a Maryland corporation on August 2, 1984. Currently, Excelsior Fund has autho-rized capital of 35 billion shares of Common Stock, $.001 par value per share, classified into 40 series of shares representing interests in 20 investment portfolios. This Prospectus describes the Equity, Early Life Cycle, Aging of America, Communication and Entertainment, Business and Industrial Restructur-ing and Global Competitors Funds. In addition to the Trust Shares, Excelsior Fund offers a separate series of shares offered under a separate prospectus representing interests in each of those Funds. Trust Shares and the other se-ries of shares offered under a separate prospectus have different expenses, which may affect performance. Call (800) 446-1012 for information regarding the other series of shares in each Fund offered under a separate prospectus.

 Each share (irrespective of series designation) in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Excelsior Fund's Board of Directors. Excelsior Fund's Charter authorizes the Board of Directors to classify or reclassify any class of shares into one or more additional classes or series.

 Excelsior Fund's shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote in the ag-gregate and not by class or series, except as otherwise expressly required by law.

 Certificates for Shares will not be issued unless expressly requested in writing to CGFSC and will not be issued for fractional Shares.

 As of July 11, 1995, U.S. Trust held of record substantially all of the Shares in the Funds as agent or custodian for its customers, but did not own such Shares beneficially because it did not have voting or investment discre-tion with respect to such Shares. U.S. Trust is a wholly-owned subsidiary of U.S. Trust Corporation.

                         CUSTODIAN AND TRANSFER AGENT

 The Chase Manhattan Bank, N.A. ("Chase"), a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets. Communications to the custodian should be directed to Chase, Mutual Funds Service Division, 770 Broadway, New York, New York 10003-9598.

 Chase may enter into an international sub-custodian agreement with a third party providing for the custody of foreign securities held by the Funds.

 U.S. Trust serves as the Funds' transfer and dividend disbursing agent. U.S. Trust has also entered into a sub-transfer agency arrangement with CGFSC, 73 Tremont Street, Boston, Massachusetts 02108-3913, pursuant to which CGFSC pro-vides certain transfer agent, dividend disbursement and registrar services to the Funds.

                            PERFORMANCE INFORMATION

 From time to time, in advertisements or in reports to shareholders, the per-formance of the Shares of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other fi-nancial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the Equity and Theme Funds may be also compared to the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Ex-change.

 Performance data as reported in national financial publications, including but not limited to Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.

 From time to time, each Fund may advertise its performance by using "average annual total return" over various periods of time. Such total return figure reflects the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-year period, and may be given for other periods as well (such as from the com-mencement of a Fund's operations, or on a year-by-year basis). Each Fund may also use aggregate total return figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specific period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund Shares and also reflect the maximum sales load charged by the Fund.

 Performance will fluctuate and any quotation of performance should not be considered as representative of a Fund's future performance. Shareholders should remember that performance is generally a function of the kind and qual-ity of the instruments held in a portfolio, operating expenses, and market conditions. Any fees charged by Shareholder Organizations with respect to ac-counts of Customers that have invested in Shares will not be included in cal-culations of performance.

                                 MISCELLANEOUS

 Shareholders will receive unaudited semiannual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent auditors.

 As used in this Prospectus, a "vote of the holders of a majority of the out-standing shares" of Excelsior Fund or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of Excelsior Fund or such Fund, or (b) 67% or more of the shares of Excelsior Fund or such Fund present at a meeting if more than 50% of the outstanding shares of Excelsior Fund or such Fund are represented at the meeting in person or by proxy.

 Inquiries regarding any of the Funds may be directed to the Distributor at the address listed under "Distributor."

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

  Complete the Application(s) and mail to: FOR OVERNIGHT DELIVERY: send to:

  Excelsior Funds                          Excelsior Funds
  c/o Chase Global Funds Service Company   c/o Chase Global Funds Service
  P.O. Box 2798                            Company--Transfer Agent
  Boston, MA 02208-2798                    73 Tremont Street
                                           Boston, MA 02108-3913

  Please enclose with the Application(s) your check made payable to the "Ex-celsior Funds" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus en-titled "How to Purchase and Redeem Shares--Purchase Procedures."

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, the minimum initial investment is $500 per Fund; subsequent investments must be in the minimum amount of $50 per Fund. Investments may be made in excess of these minimums.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with pro-cedures described in the Prospectus. In the case of shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests in excess of $50,000 per account must be accompanied by signature guarantees.

SIGNATURES: Please be sure to sign the Application(s).

  If the shares are registered in the name of:
    - an individual, the individual should sign.
    - joint tenants, both tenants should sign.
    - a custodian for a minor, the custodian should sign.
    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*
  * A corporate resolution or appropriate certificate may be required.

QUESTIONS:

  If you have any questions regarding the Application or redemption require-ments, please contact the transfer agent at (800) 446-1012 between 9:00 a.m. and 5:00 p.m. (Eastern Time).

--------------------------------------------------------------------------------

  [LOGO OF EXCELSIOR FUNDS  CHASE GLOBAL FUNDS SERVICE COMPANY    NEW
     INC. APPEARS HERE]     CLIENT SERVICES                       ACCOUNT
                            P.O. Box 2798                         APPLICATION
                            Boston, MA 02208-2798                 (Trust Shares)
                            (800) 446-1012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

  [_] Individual   [_] Joint Tenants    [_] Trust   [_] Gift/Transfer to Minor
  [_] Other ____________________________________________________________________

  Note: Joint tenant registration will be as "joint tenants with right of survivorship" unless otherwise specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and the date of the trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN")). For IRA accounts a different application is required.

  _____________________________  _______________________________________________
  Name(s) (please print)         Social Security # or Taxpayer Identification #

                                 (   )
  _____________________________  _______________________________________________
  Name                           Telephone #
  _____________________________
  Address
  _____________________________  [_] U.S. Citizen  [_] Other (specify)__________
  City/State/Zip

--------------------------------------------------------------------------------

  FUND SELECTION (THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT IS $500 PER
  FUND AND $50 PER FUND, RESPECTIVELY. MAKE CHECKS PAYABLE TO "EXCELSIOR
  FUNDS.")
--------------------------------------------------------------------------------

     FUND                                          INITIAL INVESTMENT    Fund                                INITIAL INVESTMENT
     [_] Equity Fund                               $ ____________ 8815   [_] Global Competitors Fund         $ ____________  8819
     [_] Aging of America Fund                     $ ____________ 8816   [_] Early Life Cycle Fund           $ ____________  8812
     [_] Communication & Entertainment Fund        $ ____________ 8817   [_] Other ________________________  $ ____________
     [_] Business & Industrial Restructuring Fund  $ ____________ 8818
                                                                         TOTAL INITIAL INVESTMENT:           $ ____________

  NOTE: If investing by wire, you must obtain a Bank Wire Control Number. To do so, please call (800) 446-1012 and ask for the Wire Desk.

  A. BY MAIL: Enclosed is a check in the amount of $ _____ payable to "Excelsior Funds."
  B. BY WIRE: A bank wire in the amount of $_____ has been sent to the Fund from _________________________________  ______________________________________
                Name of Bank                        Wire Control Number

  CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:
  All dividends are to be             [_] reinvested        [_] paid in cash
  All capital gains are to be         [_] reinvested        [_] paid in cash

--------------------------------------------------------------------------------
  ACCOUNT PRIVILEGES
--------------------------------------------------------------------------------

  TELEPHONE EXCHANGE AND REDEMPTION

  [_] I/We appoint CGFSC as my/our agent to act upon instructions received by telephone in order to effect the telephone exchange and redemption privileges. I/We hereby ratify any instructions given pursuant to this authorization and agree that Excelsior Fund, Excelsior Tax-Exempt Fund, CGFSC and their directors, officers and employees will not be liable for any loss, liability, cost or expense for acting upon instructions believed to be genuine and in accordance with the procedures described in the then current Prospectus. To the extent that Excelsior Fund and Excelsior Tax-Exempt Fund fail to use reasonable procedures as a basis for their belief, they or their service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

  I/We further acknowledge that it is my/our responsibility to read the Prospectus of any Fund into which I/we exchange.

  [_] I/We do not wish to have the ability to exercise telephone redemption and exchange privileges. I/We further understand that all exchange and redemption requests must be in writing.

  SPECIAL PURCHASE AND REDEMPTION PLANS
  I/We have completed and attached the Supplemental Application for:

  [_] Automatic Investment Plan
  [_] Systematic Withdrawal Plan

  AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO PRE-DESIGNATED ACCOUNT.

  I/We hereby authorize CGFSC to act upon instructions received by telephone to withdraw $1,000 or more from my/our account in the Excelsior Funds and to wire the amount withdrawn to the following commercial bank account. I/We understand that CGFSC charges an $8.00 fee for each wire redemption, which will be deducted from the proceeds of the redemption.

  Title on Bank Account*________________________________________________________

  Name of Bank _________________________________________________________________

  Bank A.B.A. Number ___________________________ Account Number ________________

  Bank Address _________________________________________________________________

  City/State/Zip _______________________________________________________________
  (attach voided check here)

  A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certificate of Partnership") indicating the names and titles of officers authorized to act on its behalf.
  * TITLE ON BANK AND FUND ACCOUNT MUST BE IDENTICAL.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  RIGHTS OF ACCUMULATION
--------------------------------------------------------------------------------

  To qualify for Rights of Accumulation, you must complete this section, listing all of your accounts including those in your spouse's name, joint accounts and accounts held for your minor children. If you need more space, please attach a separate sheet.

  [_] I/We qualify for the Rights of Accumulation sales charge discount described in the Prospectus and Statement of Additional Information.
  [_] I/We own shares of more than one Fund distributed by Edgewood Services,
      Inc. Listed below are the numbers of each of my/our Shareholder Accounts.
  [_] The registration of some of my/our shares differs from that shown on this application. Listed below are the account number(s) and full registration(s) in each case.

  LIST OF OTHER EXCELSIOR FUND ACCOUNTS:
  ______________________  ______________________________________________________
  ______________________  ______________________________________________________
  ______________________  ______________________________________________________
  ACCOUNT NUMBER          ACCOUNT REGISTRATIONS

--------------------------------------------------------------------------------
  LETTER OF INTENT
--------------------------------------------------------------------------------

  [_] I agree to the Letter of Intent provisions set forth in the Prospectus. Although I am not obligated to purchase, and Excelsior Fund is not obligated to sell, I intend to invest, over a 13-month period beginning on , 19 , an aggregate amount in Eligible Funds of Excelsior Fund and Excelsior Tax-Exempt Fund at least equal to (check appropriate box):

  [_] $50,00    [_] $100,000    [_] $250,000
  [_] $500,000  [_] $1,000,000  [_] $2,000,0000

  By signing this application, I hereby authorize CGFSC to redeem an appropriate number of shares held in escrow to pay any additional sales loads payable in the event that I do not fulfill the terms of this Letter of
  Intent.
--------------------------------------------------------------------------------
  AGREEMENTS AND SIGNATURES
--------------------------------------------------------------------------------
  By signing this application, I/we hereby certify under penalty of perjury that the information on this application is complete and correct and that as required by Federal law:

  [_] I/We certify that (1) the number(s) shown on this form is/are the correct taxpayer identification number(s) and (2) I/we are not subject to backup withholding either because I/we have not been notified by the Internal Revenue Service that I/we are subject to backup withholding, or the IRS has notified me/us that I am/we are no longer subject to backup withholding. (NOTE: IF ANY OR ALL OF PART 2 IS NOT TRUE, PLEASE STRIKE OUT THAT PART BEFORE SIGNING.)

  [_] If no taxpayer identification number ("TIN") or SSN has been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN, and I/we understand that if I/we do not provide this number to CGFSC within 60 days of the date of this application, or if I/we fail to furnish my/our correct SSN or TIN, I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide this number on Form W-9. You may request the form by calling CGFSC at the number listed above).

  I/We represent that I am/we are of legal age and capacity to purchase shares of the Excelsior Funds. I/We have received, read and carefully reviewed a copy of the appropriate Fund's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Fund nor the Distributor is a bank and that Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, United States Trust Company of New York, its parent and affiliates and the Shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency; and that an investment in the Funds involves investment risks, including possible loss of principal amount invested.

  X _____________________________________ Date _________________________________
  Owner Signature

  X _____________________________________ Date _________________________________
  Co-Owner Signature

  Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for a corporation, trust custodial account, etc.).

--------------------------------------------------------------------------------
  FOR USE BY AUTHORIZED AGENT (BROKER/DEALER) ONLY
--------------------------------------------------------------------------------

  We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Edgewood Services, Inc., and with the Prospectus and Statement of Additional Information of each Fund purchased. We agree to notify CGFSC of any purchases made under the Letter of Intent or Rights of Accumulation.

  ________________________________________  ____________________________________
  Investment Dealer's Name                  Source of Business Code

  ________________________________________  ____________________________________
  Main Office Address                       Branch Number

  ________________________________________  ____________________________________
  Representative's Number                   Representative's Name

  ________________________________________  ____________________________________
  Branch Address                            Telephone

  ________________________________________  ____________________________________
  Investment Dealer's Authorized Signature  Title



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[LOGO OF EXCELSIOR FUNDS  CHASE GLOBAL FUNDS       SUPPLEMENTAL
 INC. APPEARS HERE]       SERVICE COMPANY          APPLICATION
                          CLIENT SERVICES          SPECIAL INVESTMENT AND
                          P.O. Box 2798            WITHDRAWAL OPTIONS
                          Boston, MA 02208-2798
                          (800) 446-1012



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    ACCOUNT REGISTRATION   PLEASE SUPPLY THE FOLLOWING INFORMATION EXACTLY AS IT
                           APPEARS ON THE FUND'S RECORD.
--------------------------------------------------------------------------------

  Fund Name ________________________  Account Number __________________________
  Owner Name _______________________ Social Security or Taxpayer ID Number ___ Street Address ___________________ City, State, Zip Code ___________________
  Resident of [_] U.S. [_] Other ___  [_] Check here if this is a change of address
--------------------------------------------------------------------------------
    DISTRIBUTION OPTIONS (DIVIDENDS AND CAPITAL GAINS WILL BE REINVESTED
    UNLESS OTHERWISE INDICATED)
--------------------------------------------------------------------------------

    A. CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:

          All dividends are to be        [_] reinvested  [_] paid in cash
          All capital gains are to be    [_] reinvested  [_] paid in cash

    B. PAYMENT ORDER: Complete only if distribution checks are to be payable to another party. Make distribution checks payable to:

                                      Name of Your Bank ________________________
    Name _______________________      Bank Account Number ______________________
    Address ____________________      Address of Bank __________________________
    City, State, Zip Code ______________________________________________________

    C. DISTRIBUTIONS REINVESTED-CROSS FUNDS: Permits all distributions from one Fund to be automatically reinvested into another identically-
    registered Excelsior Fund. (NOTE: You may NOT open a new Fund account with this option.) Transfer all distributions earned:
    From: ______________________      Account No. ______________________________
               (Fund)
    To: ________________________      Account No. ______________________________
               (Fund)
--------------------------------------------------------------------------------
    AUTOMATIC INVESTMENT PLAN  [_ ]YES   [_] NO
--------------------------------------------------------------------------------

    I/We hereby authorize CGFSC to debit my/our personal checking account on the designated dates in order to purchase shares in the Fund indicated at the top of this application at the applicable public offering price determined on that day.

                    [_] Monthly on the 1st day
                    [_] Monthly on the 15th day
                    [_] Monthly on both the 1st and 15th days
    Amount of each debit (minimum $50 per Fund) $ ________________________
    NOTE: A Bank Authorization Form (below) and a voided personal check must accompany the Automatic Investment Plan application.
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
--------------------------------------------------------------------------------

    EXCELSIOR FUNDS CLIENT SERVICES
                                        AUTOMATIC INVESTMENT PLAN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    BANK AUTHORIZATION
--------------------------------------------------------------------------------

______________________ ________________________ ________________________________
Bank Name              Bank Address             Bank Account Number

    I/We authorize you, the above named bank, to debit my/our account for amounts drawn by CGFSC, acting as my agent for the purchase of Fund shares. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until revoked in writing and received by you. I/We agree that you shall incur no liability when honoring debits, except a loss due to payments drawn against insufficient funds. I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the cancellation of that purchase.

    ____________________________  ______________________________________________
    Account Holder's Name         Joint Account Holder's Name


    X ________________ __________  x _________________________ _________________
        Signature       Date                 Signature         Date

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  SYSTEMATIC WITHDRAWAL PLAN  [_] YES [_] NO        NOT AVAILABLE FOR IRA'S
--------------------------------------------------------------------------------
  AVAILABLE TO SHAREHOLDERS WITH ACCOUNT BALANCES OF $10,000 OR
  MORE.

  I/We hereby authorize CGFSC to redeem the necessary number of shares from my/our Excelsior Fund Account on the designated dates in order to make the following periodic payments:

  [_] Monthly on the 24th day[_] Quarterly on the 24th day of January, April, July and October[_] Other_________________________________

  (This request for participation in the Plan must be received by the 18th day of the month in which you wish withdrawals to begin.)

  Amount of each check ($100 minimum) $ ________________________________________

  Please make check payable to: (To be completed only if redemption proceeds to be paid to other than account holder of record or mailed to address other than address of record)

  Recipient ___________________________________________________________________

  Street Address ______________________________________________________________

  City, State, Zip Code _______________________________________________________


  NOTE: If recipient of checks is not the registered shareholder, signature(s) below must be guaranteed. A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names and titles of officers authorized to act on its behalf.

--------------------------------------------------------------------------------
  AGREEMENT AND SIGNATURES
--------------------------------------------------------------------------------

  The investor(s) certifies and agrees that the certifications, authorizations, directions and restrictions contained herein will continue until CGFSC receives written notice of any change or revocation. Any change in these instructions must be in writing with all signatures guaranteed (if applicable).
  Date __________________________

  X ____________________________________ X _____________________________________
    Signature                              Signature
  X ____________________________________ X _____________________________________
    Signature Guarantee* (if applicable)   Signature Guarantee* (if applicable)

  X ____________________________________ X _____________________________________
    Signature                              Signature
  X ____________________________________ X _____________________________________
    Signature Guarantee* (if applicable)   Signature Guarantee* (if applicable)

  *ELIGIBLE GUARANTORS: An Eligible Guarantor institution is a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, provided that such institution is a participant in STAMP, the Securities Transfer Agents Medallion Program.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PROSPECTUS SUMMARY.........................................................   2
EXPENSE SUMMARY............................................................   3
FINANCIAL HIGHLIGHTS.......................................................   5
U.S. TRUST'S INVESTMENT PHILOSOPHY AND STRATEGIES..........................  11
INVESTMENT OBJECTIVES AND POLICIES.........................................  11
PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION.....................  15
INVESTMENT LIMITATIONS.....................................................  18
PRICING OF SHARES..........................................................  19
HOW TO PURCHASE AND REDEEM SHARES..........................................  20
INVESTOR PROGRAMS..........................................................  26
DIVIDENDS AND DISTRIBUTIONS................................................  27
TAXES......................................................................  28
MANAGEMENT OF THE FUNDS....................................................  29
DESCRIPTION OF CAPITAL STOCK...............................................  32
CUSTODIAN AND TRANSFER AGENT...............................................  32
PERFORMANCE INFORMATION....................................................  33
MISCELLANEOUS..............................................................  33
INSTRUCTIONS FOR NEW ACCOUNT APPLICATION...................................  34

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDI-TIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OF-FERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EXCELSIOR FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY EXCELSIOR FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


               [LOGO OF EXCELSIOR FUNDS INC. APPEARS HERE]

                                  EQUITY FUND

                             AGING OF AMERICA FUND

                      COMMUNICATION AND ENTERTAINMENT FUND

                   BUSINESS AND INDUSTRIAL RESTRUCTURING FUND

                            GLOBAL COMPETITORS FUND

                             EARLY LIFE CYCLE FUND

                                  TRUST SHARES

                                   Prospectus
                                 August 1, 1995

                      (as revised on January 1, 1996)

USTEQP196-FT

              [LOGO OF EXCELSIOR FUNDS INC. APPEARS HERE]



A Management Investment Company

-------------------------------------------------------------------------------
Equity Funds                         For initial purchase information, current
                                     prices, performance information and ex-
73 Tremont Street                    isting account information, call (800)
Boston, MA 02108-3913                446-1012. (From overseas, call (617) 557-
                                     8280.)

-------------------------------------------------------------------------------

This Prospectus describes a series of shares ("Shares") offered by several separate portfolios offered to investors by Excelsior Funds, Inc. ("Excelsior Fund") (formerly UST Master Funds, Inc.), an open-end, management investment company. Excelsior Fund also issues an additional series of shares in the portfolios ("Trust Shares") which are offered under a separate prospectus. Each portfolio (individually, a "Fund" and collectively, the "Funds") has its own investment objective and policies as follows:

  EQUITY FUND seeks long-term capital appreciation by investing in companies believed by the Investment Adviser to represent good long-term values not cur-rently recognized in the market prices of their securities.

  AGING OF AMERICA FUND seeks long-term capital appreciation by investing in companies which the Investment Adviser believes will benefit from the changes occurring in the demographic structure of the U.S. population, particularly its growing population of individuals over the age of 40.

  COMMUNICATION AND ENTERTAINMENT FUND seeks long-term capital appreciation by investing in companies which the Investment Adviser believes will benefit from the technological and international transformation of the communications and entertainment industries, particularly the convergence of information, commu-nication and entertainment media.

  BUSINESS AND INDUSTRIAL RESTRUCTURING FUND seeks long-term capital apprecia-tion by investing in companies which the Investment Adviser believes will ben-efit from their restructuring or redeployment of assets and operations in or-der to become more competitive or profitable.

  GLOBAL COMPETITORS FUND seeks long-term capital appreciation by investing primarily in U.S.-based companies which the Investment Adviser believes will benefit from their position as effective and strong competitors on a global basis.

  EARLY LIFE CYCLE FUND seeks long-term capital appreciation by investing in smaller companies in the earlier stages of their development or larger or more mature companies engaged in new and higher growth potential operations.

  Each of the Funds is sponsored and distributed by Edgewood Services, Inc. and advised by United States Trust Company of New York (the "Investment Adviser" or "U.S. Trust").

  This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. A Statement of Additional Information dated August 1, 1995 (as revised on January 1, 1996) and contain-ing additional information about the Funds has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available to investors without charge by writing to Excelsior Fund at its ad-dress shown above or by calling (800) 446-1012. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in its entirety into this Prospectus.

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, ITS PARENT OR AFFILIATES AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE COR-PORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                August 1, 1995

                     (as revised on January 1, 1996)

                              PROSPECTUS SUMMARY

  EXCELSIOR FUNDS, INC. is an investment company offering various diversified investment portfolios with differing objectives and policies. Founded in 1984, Excelsior Fund currently offers 20 Funds with combined assets of approximately $2.5 billion. See "Description of Capital Stock."

  INVESTMENT ADVISER: United States Trust Company of New York ("U.S. Trust") serves as the Funds' investment adviser. U.S. Trust offers a variety of spe-cialized financial and fiduciary services to high-net worth individuals, in-stitutions and corporations. Excelsior Fund offers investors access to U.S. Trust's services. See "Management of the Funds--Investment Adviser."

  INVESTMENT OBJECTIVES AND POLICIES: Generally, each Fund is a diversified investment portfolio which invests in equity securities. The Funds' investment objectives and policies are summarized on the cover and explained in greater detail later in this Prospectus. See "Investment Objectives and Policies," "Portfolio Instruments and Other Investment Information," and "Investment Lim-itations."

  HOW TO INVEST: The Funds' Shares are offered at their public offering price, i.e., their net asset value plus a sales load which is subject to substantial reductions for large purchases and programs for accumulation. The sales load is not applicable to investors making their investments through a variety of institutions, such as U.S. Trust, other banks and trust companies. See "How to Purchase and Redeem Shares."

  The minimum to start an account is $500 per Fund, with a minimum of $50 per Fund for subsequent investments. The easiest way to invest is to complete the account application which accompanies this Prospectus and to send it with a check to the address noted on the application. Investors may also invest by wire and through investment dealers or institutional investors with appropri-ate sales agreements with Excelsior Fund. See "How to Purchase and Redeem Shares."

  HOW TO REDEEM: Redemptions may be requested directly from Excelsior Fund by mail, wire or telephone. Investors investing through another institution should request redemptions through their Shareholder Organization. See "How to Purchase and Redeem Shares."

  INVESTMENT RISKS AND CHARACTERISTICS: Generally, each Fund is subject to market and industry risk. Market risk is the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally de-clining prices. These cycles will affect the values of each Fund. Because the Funds may invest in securities of foreign issuers, they are subject to the risks of fluctuations of the value of foreign currency relative to the U.S. dollar and other risks associated with such investments. Although each Fund generally seeks to invest for the long term, each Fund may engage in short-term trading of portfolio securities. A high rate of portfolio turnover may involve correspondingly greater transaction costs which must be borne directly by a Fund and ultimately by its shareholders. Investment in the Funds should not be considered a complete investment program. See "Investment Objectives and Policies."

                                EXPENSE SUMMARY

  The following table summarizes the expenses borne by the Shares offered under this Prospectus.

                                                               BUSINESS
                                 AGING OF   COMMUNICATION   AND INDUSTRIAL   GLOBAL
                          EQUITY AMERICA  AND ENTERTAINMENT RESTRUCTURING  COMPETITORS EARLY LIFE
                           FUND    FUND         FUND             FUND         FUND     CYCLE FUND
                          ------ -------- ----------------- -------------- ----------- ----------
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Load (as a
 percentage of offering
 price).................  4.50%   4.50%         4.50%           4.50%         4.50%      4.50%
Sales Load on Reinvested
 Dividends..............   None    None          None            None          None       None
Deferred Sales Load.....   None    None          None            None          None       None
Redemption Fees/1/ .....   None    None          None            None          None       None
Exchange Fees...........   None    None          None            None          None       None
ANNUAL FUND OPERATING
 EXPENSES
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Advisory Fees (after fee
 waivers)/2/ ...........   .72%    .44%          .53%            .52%          .50%       .52%
12b-1 Fees..............   None    None          None            None          None       None
Other Operating Expenses
 Administrative Servic-
  ing Fee/2/............   .03%    .03%          .03%            .02%          .02%       .05%
 Other Expenses/2/ (af-
  ter fee waivers)......   .30%    .52%          .42%            .44%          .45%       .39%
                          -----   -----         -----           -----         -----      -----
Total Operating Expenses
 (after fee waivers)/2/
 .......................  1.05%    .99%          .98%            .98%          .97%       .96%
                          =====   =====         =====           =====         =====      =====

-------
1. The Fund's transfer agent imposes a direct $8.00 charge on each wire redemp-tion by noninstitutional (i.e. individual) investors which is not reflected in the expense ratios presented herein. Shareholder organizations may charge their customers transaction fees in connection with redemptions. See "Re-demption Procedures."
2. The Investment Adviser and Administrators may, from time to time, voluntar-ily waive part of their respective fees, which waivers may be terminated at any time. Until further notice, the Investment Adviser and/or Administrators intend to voluntarily waive fees in an amount equal to the Administrative Servicing Fee; and to further waive fees and reimburse expenses to the ex-tent necessary for Shares of each of the Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds (collectively, the "Theme Funds"), respectively, to maintain an annual expense ratio of not more than .99%. Without such fee waivers, "Advisory Fees" would be .75%, .60%, .60%, .60%, .60% and .60%, and "Total Operating Expenses" would be 1.08%, 1.26%, 1.06%, 1.08%, 1.18% and 1.04% for the Equity, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cy-cle Funds, respectively, and "Other Expenses" would be .63%, .43%, .46% and .56% for the Aging of America, Communication and Entertainment, Business and Industrial Restructuring and Global Competitors Funds, respectively.

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual returns and (2) redemption of your investment at the end of the following periods:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Equity Fund.....................................  $55     $77    $100     $167
Aging of America Fund...........................   55      75      97      161
Communication and Entertainment Fund............   55      75      97      160
Business and Industrial Restructuring Fund......   55      75      97      160
Global Competitors Fund.........................   54      75      96      159
Early Life Cycle Fund...........................   54      74      96      158

  The foregoing expense summary and example (based on the maximum sales load payable on the Shares) are intended to assist investors in understanding the costs and expenses that an investor in Shares of the Funds will bear directly or indirectly. The expense summary sets forth advisory and other expenses pay-able with respect to Shares of the Funds for the fiscal year ended March 31, 1995. For more complete descriptions of the Funds' operating expenses, see "Management of the Funds" and "Description of Capital Stock" in this Prospectus and the financial statements and notes incorporated by reference in the State-ment of Additional Information.

  THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LOWER THAN THOSE SHOWN IN THE EXPENSE SUMMARY AND EXAMPLE.

                             FINANCIAL HIGHLIGHTS

  Prior to the date of this Prospectus, each Fund offered the Shares under this Prospectus. As of the date of this Prospectus, the Funds began offering a separate series of shares in the Funds designated as Trust Shares. Trust Shares and the Shares offered under this Prospectus represent equal pro rata interests in each Fund, except that Trust Shares bear the additional expense of distribution fees. See "Description of Capital Stock."

  The following tables include selected data for a Share outstanding through-out each period and other performance information derived from the financial statements included in Excelsior Fund's Annual Report to Shareholders for the year ended March 31, 1995 (the "Financial Statements"). The information con-tained in the Financial Highlights for each period has been audited by Ernst & Young LLP, Excelsior Fund's independent auditors. The following tables should be read in conjunction with the Financial Statements and notes thereto. More information about the performance of each Fund is also contained in the Annual Report to Shareholders which may be obtained from Excelsior Fund without charge by calling the number on the front cover of this Prospectus.

                                  EQUITY FUND

                                                        YEAR ENDED MARCH 31,
                          -----------------------------------------------------------------------------------------
                           1995     1994     1993     1992     1991     1990     1989      1988      1987    1986/1/
                          -------  -------  -------  -------  ------   -------  -------  ---------  -------  -------
Net Asset Value,
 Beginning of Period....  $ 19.17  $ 18.77  $ 16.28  $ 14.13  $ 13.87  $ 13.22  $ 11.32  $   13.56  $ 12.35  $  8.00
                          -------  -------  -------  -------  -------  -------  -------  ---------  -------  -------
Income From Investment
 Operations
 Net Investment Income..     0.07     0.05     0.08     0.13     0.28     0.34     0.19       0.15     0.18     0.18
 Net Gains or (Losses)
  on Securities (both
  realized and
  unrealized)...........     2.67     1.16     3.01     2.23     0.39     1.26     1.88      (1.63)    1.86     4.31
                          -------  -------  -------  -------  -------  -------  -------  ---------  -------  -------
 Total From Investment
  Operations............     2.74     1.21     3.09     2.36     0.67     1.60     2.07      (1.48)    2.04     4.49
                          -------  -------  -------  -------  -------  -------  -------  ---------  -------  -------
Less Distributions
 Dividends From Net
  Investment Income.....    (0.04)   (0.08)   (0.09)   (0.21)   (0.23)   (0.34)   (0.17)     (0.14)   (0.18)   (0.14)
 Dividends in Excess of
  Net Investment Income.     0.00     0.00     0.00     0.00     0.00     0.00     0.00       0.00     0.00     0.00
 Distributions From Net
  Realized Gain on
  Investments and
  Options...............    (0.47)   (0.39)   (0.51)    0.00    (0.18)   (0.61)    0.00      (0.62)   (0.65)    0.00
 Distributions in Excess
  of Net Realized Gain
  on Investments and
  Options...............     0.00    (0.34)    0.00     0.00     0.00     0.00     0.00       0.00     0.00     0.00
                          -------  -------  -------  -------  -------  -------  -------  ---------  -------  -------
 Total Distributions....    (0.51)   (0.81)   (0.60)   (0.21)   (0.41)   (0.95)   (0.17)     (0.76)   (0.83)   (0.14)
                          -------  -------  -------  -------  -------  -------  -------  ---------  -------  -------
Net Asset Value, End of
 Period.................  $ 21.40  $ 19.17  $ 18.77  $ 16.28  $ 14.13  $ 13.87  $ 13.22  $   11.32  $ 13.56  $ 12.35
                          =======  =======  =======  =======  =======  =======  =======  =========  =======  =======
Total Return/2/ ........   14.65%    6.54%   19.26%   16.87%    5.11%   11.98%   18.52%   (11.24)%   17.61%   56.74%
Ratios/Supplemental Data
 Net Assets, End of
  Period
  (in millions).........  $137.42  $122.26  $106.14  $ 71.62  $ 29.87  $ 25.98  $ 17.61  $   13.58  $ 13.40  $  5.58
 Ratio of Net Operating
  Expenses to Average
  Net Assets............    1.05%    1.14%    1.08%    1.15%    1.23%    1.22%    1.16%      1.16%    1.21%    0.90%/3/
 Ratio of Gross
  Operating Expenses to
  Average Net Assets....    1.08%    1.14%    1.08%    1.15%    1.23%    1.22%    1.16%      1.16%    1.30%    2.74%/3/
 Ratio of Net Investment
  Income to Average Net
  Assets................    0.36%    0.25%    0.51%    0.87%    2.21%    2.45%    1.62%      1.26%    1.53%    2.63%/3/
 Portfolio Turnover
  Rate..................    23.0%    17.0%    24.0%    20.0%    41.0%    53.0%    46.0%      67.0%    86.0%   207.0%/3/

-----------
NOTES:
1. Inception date of the Fund was April 25, 1985.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                             AGING OF AMERICA FUND

                                                 YEAR ENDED
                                                  MARCH 31,
                                                -----------------      PERIOD ENDED
                                                 1995       1994     MARCH 31, 1993/1/
                                                -------    ------    -----------------
Net Asset Value, Beginning of Period.........   $  6.99    $ 7.01           $7.00
                                                -------    ------           -----
Income From Investment Operations
  Net Investment Income......................      0.04      0.03            0.01
  Net Gains or (Losses) on Securities (both
    realized and unrealized)..................     0.85     (0.02)           0.00
                                                -------    ------           -----
  Total From Investment Operations...........      0.89      0.01            0.01
                                                -------    ------           -----
Less Distributions
  Dividends From Net Investment Income.......     (0.04)    (0.03)           0.00
  Dividends in Excess of Net Investment
    Income....................................     0.00      0.00            0.00
  Distributions From Net Realized Gain on
    Investments and Options...................     0.00      0.00            0.00
  Distributions in Excess of Net Realized
    Gain on Investments and Options...........     0.00      0.00            0.00
                                                -------    ------           -----
  Total Distributions........................     (0.04)    (0.03)           0.00
                                                -------    ------           -----
Net Asset Value, End of Period...............   $  7.84    $ 6.99           $7.01
                                                =======    ======           =====
Total Return/2/..............................    12.80%     0.13%           0.14%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)....   $ 22.17    $10.58           $2.39
  Ratio of Net Operating Expenses to Average
    Net Assets................................    0.99%     0.99%           0.99%/3/
  Ratio of Gross Operating Expenses to
    Average Net Assets........................    1.26%     1.82%           3.87%/3/
  Ratio of Net Investment Income to Average
    Net Assets................................    0.63%     0.59%           0.77%/3/
  Portfolio Turnover Rate....................     14.0%     24.0%           14.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                      COMMUNICATION AND ENTERTAINMENT FUND

                                                     YEAR ENDED
                                                      MARCH 31,
                                                  ------------------      PERIOD ENDED
                                                   1995       1994      MARCH 31, 1993/1/
                                                  -------    -------    -----------------
Net Asset Value, Beginning of Period.........     $  8.75     $ 7.61         $ 7.00
                                                  -------    -------         ------
Income From Investment Operations
  Net Investment Income......................        0.04       0.02           0.01
  Net Gains or (Losses) on Securities (both
    realized and unrealized)..................       1.06       1.52           0.60
                                                   ------    -------         ------
  Total From Investment Operations...........        1.10       1.54           0.61
                                                   ------    -------         ------
Less Distributions
  Dividends From Net Investment Income.......       (0.04)     (0.03)          0.00
  Dividends in Excess of Net Investment
    Income....................................       0.00       0.00           0.00
  Distributions From Net Realized Gain on
    Investments and Options...................      (0.17)     (0.37)          0.00
  Distributions in Excess of Net Realized
    Gain on Investments and Options...........       0.00       0.00           0.00
                                                  -------    -------         ------
  Total Distributions........................       (0.21)     (0.40)          0.00
                                                  -------    -------         ------
Net Asset Value, End of Period...............     $  9.64    $  8.75         $ 7.61
                                                  =======    =======         ======
Total Return/2/..............................      12.87%     20.07%          8.71%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)....     $ 29.91    $ 21.02         $ 5.79
  Ratio of Net Operating Expenses to Average
    Net Assets................................     0.98%      0.98%           0.99%/3/
  Ratio of Gross Operating Expenses to
    Average Net Assets........................     1.06%      1.16%           2.20%/3/
  Ratio of Net Investment Income to Average
    Net Assets................................     0.46%      0.29%           1.06%/3/
  Portfolio Turnover Rate....................      56.0%      60.0%           25.0%/3/

-----------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                   BUSINESS AND INDUSTRIAL RESTRUCTURING FUND

                                                    YEAR ENDED
                                                     MARCH 31,
                                                 ------------------       PERIOD ENDED
                                                   1995       1994      MARCH 31, 1993/1/
                                                 ------     -------     -----------------
Net Asset Value, Beginning of Period.........    $  9.64    $  7.71         $  7.00
                                                 -------    -------         -------
Income From Investment Operations
  Net Investment Income......................       0.07       0.06            0.02
  Net Gains or (Losses) on Securities (both
    realized and unrealized)..................      1.02       1.96            0.69
                                                 -------    -------         -------
  Total From Investment Operations...........       1.09       2.02            0.71
                                                 -------    -------         -------
Less Distributions
  Dividends From Net Investment Income.......      (0.06)     (0.07)           0.00
  Dividends in Excess of Net Investment
    Income....................................      0.00       0.00            0.00
  Distributions From Net Realized Gain on
    Investments and Options...................     (0.12)     (0.02)           0.00
  Distributions in Excess of Net Realized
    Gain on Investments and Options...........      0.00       0.00            0.00
                                                 -------    -------         -------
  Total Distributions........................      (0.18)     (0.09)           0.00
                                                 -------    -------         -------
Net Asset Value, End of Period...............    $ 10.55    $  9.64         $  7.71
                                                 =======    =======         =======
Total Return/2/..............................     11.49%     26.40%          10.14%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)....    $ 30.18    $ 14.44         $  1.94
  Ratio of Net Operating Expenses to Average
    Net Assets................................     0.98%      0.99%           0.99%/3/
  Ratio of Gross Operating Expenses to
    Average Net Assets........................     1.08%      1.73%           5.85%/3/
  Ratio of Net Investment Income to Average
    Net Assets................................     0.83%      0.77%           2.48%/3/
  Portfolio Turnover Rate....................      82.0%      75.0%            9.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                            GLOBAL COMPETITORS FUND

                                            YEAR ENDED MARCH 31,
                                           -----------------------      PERIOD ENDED
                                              1995          1994      MARCH 31, 1993/1/
                                            --------       -------    -----------------
Net Asset Value, Beginning of Period.        $  7.69       $  7.28        $  7.00
                                             -------       -------        -------
Income From Investment Operations
  Net Investment Income..............           0.07          0.05           0.01
  Net Gains or (Losses) on Securities
   (both realized and unrealized)....           0.90          0.41           0.27
                                             -------       -------        -------
  Total From Investment Operations...           0.97          0.46           0.28
                                             -------       -------        -------
Less Distributions
  Dividends from Net Investment
   Income............................          (0.07)        (0.05)          0.00
  Dividends in Excess of Net
   Investment Income.................           0.00          0.00           0.00
  Distributions from Net Realized
   Gain on Investments and Options...           0.00          0.00           0.00
  Distributions in Excess of Net
   Realized Gain on Investments and
   Options...........................           0.00          0.00           0.00
                                             -------       -------        -------
  Total Distributions................          (0.07)        (0.05)          0.00
                                            --------       -------        -------
Net Asset Value, End of Period.......       $   8.59       $  7.69        $  7.28
                                            ========       =======        =======
Total Return/2/......................         12.73%         6.29%          4.00%
Ratios/Supplemental Data
  Net Assets, End of Period (in
    millions).........................      $  25.50       $ 10.06        $  2.04
  Ratio of Net Operating Expenses to
    Average Net Assets................         0.97%         0.99%          0.99%/3/
  Ratio of Gross Operating Expenses
    to Average Net Assets.............         1.18%         1.72%          3.97%/3/
  Ratio of Net Investment Income to
    Average Net Assets................         1.04%         0.81%          0.82%/3/
  Portfolio Turnover Rate............          29.0%         19.0%           0.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                             EARLY LIFE CYCLE FUND

                                       YEAR ENDED MARCH 31,
                                       ----------------------    PERIOD ENDED
                                          1995        1994     MARCH 31, 1993/1/
                                       ----------  ----------  -----------------
Net Asset Value, Beginning of Period.  $     8.66  $     7.40        $7.00
                                       ----------  ----------        -----
Income From Investment Operations
  Net Investment Income..............       (0.02)      (0.01)        0.00
  Net Gains or (Losses) on Securities
   (both realized and unrealized)....        1.31        1.36         0.40
                                       ----------  ----------        -----
  Total From Investment Operations...        1.29        1.35         0.40
                                       ----------  ----------        -----
Less Distributions
  Dividends From Net Investment
   Income............................        0.00        0.00         0.00
  Dividends in Excess of Net
   Investment Income.................        0.00        0.00         0.00
  Distributions From Net Realized
   Gain on Investments and Options...       (0.18)      (0.09)        0.00
  Distributions in Excess of Net
   Realized Gain on Investments and
   Options...........................        0.00        0.00         0.00
                                       ----------  ----------        -----
  Total Distributions................       (0.18)      (0.09)        0.00
                                       ----------  ----------        -----
Net Asset Value, End of Period.......  $     9.77  $     8.66        $7.40
                                       ==========  ==========        =====
Total Return/2/......................      15.16%      18.27%        5.71%
Ratios/Supplemental Data
  Net Assets, End of Period (in
   millions).........................  $    47.78  $    24.95        $5.51
  Ratio of Net Operating Expenses to
   Average Net Assets................       0.96%       0.95%        0.99%/3/
  Ratio of Gross Operating Expenses
   to Average Net Assets.............       1.04%       1.15%        2.70%/3/
  Ratio of Net Investment Income to
   Average Net Assets................     (0.23)%     (0.25)%        0.12%/3/
  Portfolio Turnover Rate............       42.0%       20.0%         4.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

               U.S. TRUST'S INVESTMENT PHILOSOPHY AND STRATEGIES

 U.S. Trust offers a variety of specialized fiduciary and financial services to high-net worth individuals, institutions and corporations. As one of the largest institutions of its type, U.S. Trust prides itself in offering an at-tentive and high level of service to each of its clients. The Excelsior Funds offer individual investors access to U.S. Trust's services.

 Philosophy. In managing investments for the Funds, U.S. Trust follows a long-term investment philosophy which generally does not change with the short-term variability of financial markets or fundamental conditions. U.S. Trust's ap-proach begins with the conviction that all worthwhile investments are grounded in value. The Investment Adviser believes that an investor can identify funda-mental values that eventually should be reflected in market prices. U.S. Trust believes that over time, a disciplined search for fundamental value will achieve better results than attempting to take advantage of short-term price movements.

 Implementation of this long-term value philosophy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, U.S. Trust in managing investments for the Funds is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

 Strategies. In order to translate its investment philosophy into more spe-cific guidance for selection of investments, the Investment Adviser uses three specific strategies. These strategies, while identified separately, may over-lap so that more than one may be applied in an investment decision.

 U.S. Trust's "PROBLEM/OPPORTUNITY STRATEGY" seeks to identify industries and companies with the capabilities to provide solutions to or benefit from com-plex problems such as the changing demo-graphics and aging of the U.S. popula-tion or the need to enhance industrial productivity. U.S. Trust's second strategy is a "TRANSACTION VALUE" comparison of a company's real underlying asset value with the market price of its shares and with the sale prices for similar assets changing ownership in public market transactions. Differences between a company's real asset value and the price of its shares often are corrected over time by restructuring of the assets or by market recognition of their value. U.S. Trust's third strategy involves identifying "EARLY LIFE CY-CLE" companies whose products are in their earlier stages of development or that seek to exploit new markets. Frequently such companies are smaller compa-nies, but early life cycle companies may also include larger established com-panies with new products or markets for existing products. The Investment Ad-viser believes that over time the value of such companies should be recognized in the market.

 Themes. To complete U.S. Trust's investment philosophy, the three portfolio strategies discussed above are applied in concert with several "longer-term investment themes" to identify investment opportunities. The Investment Ad-viser believes these longer-term themes represent strong and inexorable trends. The Investment Adviser also believes that understanding the instiga-tion, catalysts and effects of these longer-term trends should help to iden-tify companies that are beneficiaries of these trends.

                      INVESTMENT OBJECTIVES AND POLICIES

 The Investment Adviser will use its best efforts to achieve the investment objective of each Fund, although their achievement cannot be assured. The in-vestment objective of each Fund is "fundamental," meaning that it may not be changed without a vote of the holders of a majority of the particular Fund's outstanding shares (as defined under "Miscellaneous"). Except as noted below in "Investment Limitations," the investment policies of each Fund may be changed without a vote of the holders of a majority of the outstanding shares of such Fund.

EQUITY FUND

 The Equity Fund's investment objective is to seek long-term capital apprecia-tion. The Equity Fund invests in companies which the Investment Adviser believes have value currently not recognized in the market prices of the com-panies' securities. The Investment Adviser uses the investment philosophy, strategies and themes discussed above to identify such investment values and to diversify the Fund's investments over a variety of industries and types of companies. See "Investment Policies Common to the Equity Fund and the Theme Funds" for a discussion of various investment policies applicable to the Eq-uity Fund.

THEME FUNDS

 Five Theme Funds are offered having the common investment objective of long-term capital appreciation. As noted above, these Theme Funds are based on themes identified and followed by the Investment Adviser. Each Theme Fund's key policies are discussed below. Additional policies common to all Theme Funds are discussed after this section.

 AGING OF AMERICA FUND--invests in companies which the Investment Adviser be-lieves will benefit from the changes occurring in the demographic structure of the U.S. population, particularly its growing proportion of individuals over the age of 40. In analyzing companies for this Fund, the Investment Adviser considers carefully the ongoing changes in the mean and median ages of the U.S. population and the resulting effects on the lifestyles and day-to-day economic actions of the population as a whole. Companies currently positioned to benefit from such changes include health care, pharmaceutical, biotechnol-ogy and similar health-related firms. In addition, certain clothing, financial services, entertainment, real estate and housing, food and beverage and other types of companies may be positioned to benefit from the demographic changes. Under normal conditions, at least 65% of the Fund's total assets will be in-vested in companies of the type described in this paragraph.

 COMMUNICATION AND ENTERTAINMENT FUND--invests in companies which the Invest-ment Adviser believes will benefit from the technological and international transformation of the communications and entertainment industries, particu-larly the convergence of information, communication and entertainment media. Such companies may include those engaged in the development, production, sale and distribution of products or services in the broadcast, radio and televi-sion, leisure, entertainment, amusement, publishing, telecommunications serv-ices and equipment, and telephone utilities industries. In analyzing companies for investment, the Investment Adviser may focus on firms which the Investment Adviser believes are innovators of or will benefit from the melding of comput-er, communications and entertainment technologies. Under normal conditions, at least 65% of the Fund's total assets will be invested in companies of the type described in this paragraph.

 BUSINESS AND INDUSTRIAL RESTRUCTURING FUND--invests in companies which the Investment Adviser believes will benefit from their restructuring or redeploy-ment of assets and operations in order to become more competitive or profit-able. Such companies may include those involved in prospective mergers, con-solidations, liquidations, spin-offs, financial restructurings and reorganiza-tions. The business activities of such companies are not limited in any way. Under normal conditions, at least 65% of the Fund's total assets will be in-vested in companies of the type described in this paragraph. The Investment Adviser's focus is to find companies whose restructuring activities offer sig-nificant value and investment potential. For the past several years, leveraged buy-outs and mergers have been prominent trends. Currently, a great deal of value is being created as companies deleverage, recapitalize, and rationalize their operations in order to increase profitability. There is risk in these types of investments. For example, should a company be unsuccessful in reduc-ing its debt, it may be forced into default on its debt, increasing its debt or bank-ruptcy.

 GLOBAL COMPETITORS FUND--invests primarily in U.S.-based companies which the Investment Adviser believes will benefit from their position as effective and strong competitors on a global basis. Such companies are characterized by their ability to supply something unique or of greater value, or to deliver goods and services more efficiently or reliably. These companies develop and implement international marketing strategies for their goods and services. The range of businesses encompassed by this policy is broad and, by way of example, may in-clude companies engaged in soft drink production and sales, clothing manufac-turers, tobacco product producers, precision instrument and aerospace provid-ers, and a variety of communications systems, biotechnology and high technology suppliers. While the Fund will invest primarily in U.S.-based companies with such features, up to 20% of the Fund's assets may be invested in non-U.S.-based global competitors. The Fund will not engage in currency hedging in an attempt to anticipate currency fluctuations with respect to any such foreign invest-ments. Under normal conditions, the Fund will invest in securities of issuers from at least three countries and at least 65% of the Fund's total assets will be invested in companies of the type described in this paragraph.

 EARLY LIFE CYCLE FUND--invests primarily in smaller companies which are in the earlier stages of their development or larger or more mature companies engaged in new and higher growth potential operations. An early life cycle company is one which is early in its development as a company, yet has demonstrated or is expected to achieve substantial long-term earnings growth. More mature or larg-er, established companies may also be positioned for accelerating earnings be-cause of rejuvenated management, new products, new markets for existing prod-ucts or structural changes in the economy. In selecting companies for invest-ment, the Investment Adviser looks for innovative companies whose potential has not yet been fully recognized by the securities markets. Under normal condi-tions, at least 65% of the Fund's total assets will be invested in companies with capitalization of $1 billion or less. The risk and venture oriented nature of such companies naturally entails greater risk for investors when contrasted with investing in more established companies.

INVESTMENT POLICIES COMMON TO THE EQUITY FUND AND THE THEME FUNDS

 Under normal market and economic conditions, the Equity and each Theme Fund will invest at least 65% of its total assets in common stock, preferred stock and securities convertible into common stock. Normally, up to 35% of each such Fund's total assets may be invested in other securities and instruments includ-ing, e.g., other investment-grade debt securities, warrants, options, and futures instruments as described in more detail below. During temporary defen-sive periods or when the Investment Adviser believes that suitable stocks or convertible securities are unavailable, each Fund may hold cash or invest some or all of its assets in U.S. Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obliga-tions.

 In managing the Equity and Theme Funds, the Investment Adviser seeks to pur-chase securities having value currently not recognized in the market price of a security, consistent with the strategies discussed above.

 Portfolio holdings will include common stocks of companies having capitaliza-tions of varying amounts, and all Funds will invest in the securities of high growth, small companies where the Investment Adviser expects earnings and the price of the securities to grow at an above-average rate. As discussed above, the Early Life Cycle Fund emphasizes such companies. Certain securities owned by the Equity and Theme Funds may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation serv-ice commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, there may be a greater fluctuation in the value of a Fund's Shares, and a Fund may be required, in order to meet redemptions or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

 The Equity and Theme Funds may invest in the securities of foreign issuers. The Funds may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs repre-sent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. Investments in unsponsored ADRs involve additional risk because financial information based on generally accepted accounting principles ("GAAP") may not be available for the foreign issuers of the underlying securities. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

RISK FACTORS

 Each Fund is subject to market risk, interest rate risk and in some cases in-dustry risk. Market risk is the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the values of each Fund. In addition, the prices of bonds and other debt instruments generally fluctuate inversely with interest rate changes. Factors affecting debt securities will affect all of the Funds' debt holdings.

 Companies in the various communications and entertainment industries encoun-ter intense competition, short product life cycles and rapidly changing con-sumer tastes. In addition, companies in the telecommunications and utilities industries are subject to heavy governmental regulation.

 Small companies may have limited product lines, markets, or financial re-sources, or may be dependent upon a small management group, and their securi-ties may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities typically are traded in lower volume and because the issuers typically are subject to a greater de-gree to changes in their earnings and prospects.

 All Funds may invest in the securities of foreign issuers. Investments in foreign securities involve certain risks not ordinarily associated with in-vestments in domestic securities. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restric-tions. In addition, with respect to certain countries there is the possibility of expropriation of assets, confiscatory taxation, political or social insta-bility or diplomatic developments which could adversely affect investments in those countries. There may be less publicly available information about a for-eign company than about a U.S. company, and foreign companies may not be sub-ject to accounting, auditing and financial reporting standards and require-ments comparable to or as uniform as those of U.S.-based companies. Foreign securities markets, while growing in volume, have, for the most part, substan-tially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S.-based companies. Transaction costs on foreign securities markets are gen-erally higher than in the United States. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the United States and a Fund might have greater difficulty taking appropriate legal action in a foreign court. Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions al-lowed to investors under the Federal income tax provisions, they may reduce the net return to the shareholders.

 The Funds should not be considered a complete investment program. In view of the specialized nature of their investment activities, investment in the Equity and Theme Funds' shares may be suitable only for those investors who can invest without concern for current income and are financially able to assume risk in search of long-term capital gains.

 Securities of companies discussed in this section may be more volatile than the overall market.

            PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION

MONEY MARKET INSTRUMENTS

 All Funds may invest in "money market instruments," which include, among other things, bank obligations, commercial paper and corporate bonds with re-maining maturities of 13 months or less.

 Bank obligations include bankers' acceptances, negotiable certificates of de-posit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and ob-ligations of domestic branches of foreign banks. Investments in bank obliga-tions of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of a Fund's total assets may be invested in any one branch, and no more than 20% of a particular Fund's total assets at the time of purchase may be invested in the aggregate in such obligations (see investment limitation No. 5 below under "Investment Limitations"). Investments in time deposits are limited to no more than 5% of the value of a Fund's total assets at the time of purchase.

 Investments by the Funds in commercial paper will consist of issues that are rated "A-2" or better by Standard & Poor's Ratings Group ("S&P") or "Prime-2" or better by Moody's Investors Service, Inc. ("Moody's"). In addition, each Fund may acquire unrated commercial paper that is determined by the Investment Adviser at the time of purchase to be of comparable quality to rated instru-ments that may be acquired by the particular Fund.

 Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instru-ment purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument. Any security which cannot be disposed of within seven days without taking a reduced price will be considered an illiquid security subject to the 10% limitation dis-cussed below under "Investment Limitations."

GOVERNMENT OBLIGATIONS

 All Funds may invest in U.S. Government obligations, including U.S. Treasury Bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration.

REPURCHASE AGREEMENTS

 In order to effectively manage their cash holdings, the Funds may enter into repurchase agreements.

Each Fund will enter into repurchase agreements only with financial institu-tions that are deemed to be creditworthy by the Investment Adviser, pursuant to guidelines established by Excelsior Fund's Board of Directors. No Fund will enter into repurchase agreements with the Investment Adviser or any of its af-filiates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the 10% limit described in Investment Limitation No. 6 below.

 The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the dispo-sition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

SECURITIES LENDING

 To increase return on its portfolio securities, each Fund may lend its port-folio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumental-ities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recover-ing the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Investment Adviser to be of good standing and when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

OPTIONS

 To further increase return on their portfolio securities in accordance with their respective investment objectives and policies, the Funds may enter into option transactions as described below.

 The Theme Funds may purchase put and call options listed on a national secu-rities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of a Fund's net assets, as described further in the Statement of Additional Information. Such options may relate to particular securities or to various stock or bond indices. Purchasing options is a specialized invest-ment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options.

 In addition, each Fund may engage in writing covered call options (options on securities owned by the particular Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by each Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the mar-ket price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund ef-fects a closing purchase transaction by purchasing an option of the same se-ries. The use of covered call options is not a primary investment technique of the Funds and such options will normally be written on underlying securities as to which the Investment Adviser does not anticipate significant short-term capital appreciation. Additional information on option practices, including particular risks thereof, is provided in the Funds' Statement of Additional Information.

FUTURES CONTRACTS

 The Theme Funds may also enter into interest rate futures contracts, other types of financial futures con-tracts and related futures options, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets.

 The Theme Funds will not engage in futures transactions for speculation, but only as a hedge against changes in market values of securities which a Fund holds or intends to purchase. The Theme Funds will engage in futures transac-tions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). When investing in futures contracts, the Funds must satisfy certain asset segregation require-ments to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing cash and/or certain liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing cash and/or certain liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" an options or futures position generally by entering into an offset-ting position. Each Fund will limit its hedging transactions in futures con-tracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options posi-tions, does not exceed 5% of the Fund's total assets, after taking into ac-count any unrealized profits and unrealized losses on the Fund's open con-tracts (and excluding the amount that a futures option is "in-the-money" at the time of purchase). An option to buy a futures contract is "in-the-money" if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option. In addition, the use of futures contracts is further restricted to the extent that no more than 10% of a Fund's total assets may be hedged.

 Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Investment Adviser to correctly anticipate movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. Further, there is no assurance that a liquid market will exist for any particular futures con-tract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements.

INVESTMENT COMPANY SECURITIES

 In connection with the management of its daily cash positions, each Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. In addi-tion to the advisory fees and other expenses a Fund bears directly in connec-tion with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advi-sory fees and other expenses. As such, the Fund's shareholders would indi-rectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by each Fund within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act") which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities.

WHEN-ISSUED AND FORWARD TRANSACTIONS

 Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commit-ment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. It is expected that forward commitments and "when-issued" purchases will not ex-ceed 25% of the value of a Fund's total assets absent unusual market condi-tions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and forward commit-ments for speculative purposes, but only in furtherance of their investment ob-jectives.

ILLIQUID SECURITIES

 No Fund will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Each Fund may purchase securities which are not registered under the Securities Act of 1933 (the "Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is determined by the Investment Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This in-vestment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninter-ested in purchasing these restricted securities.

PORTFOLIO TURNOVER

 Each Fund may sell a portfolio investment immediately after its acquisition if the Investment Adviser believes that such a disposition is consistent with the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such in-vestments. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for Federal income tax purposes. (See "Financial Highlights" and "Taxes--Federal.")

                             INVESTMENT LIMITATIONS

 The investment limitations enumerated below are matters of fundamental policy and may not be changed with respect to a Fund without the vote of the holders of a majority of a Fund's outstanding shares (as defined under "Miscellane-ous").

 A Fund may not:

  1. Purchase securities of any one issuer, other than U.S. Government obliga-tions, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

  2. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in con-nection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to fa-cilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge; and

  3. Make loans, except that (i) each Fund may purchase or hold debt securi-ties in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) each Fund may lend portfolio securities in an amount not exceeding 30% of its total as-sets.

 Each Fund may not:

  4. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) with respect to the Equity Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. Gov-ernment or domestic bank obligations, (b) with respect to each Theme Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. Government, and (c) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

 The Equity Fund may not:

  5. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of its total assets would be invested in obliga-tions of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks; and

  6. Knowingly invest more than 10% of the value of its total assets in illiq-uid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.

                                     * * *

 In addition to the investment limitations described above, no Fund may invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

 The Theme Funds may not invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of their respective total assets would be invested in obligations of any one foreign branch of the financial institu-tion or domestic branch of a foreign bank; or (ii) more than 20% of their re-spective total assets would be invested in foreign branches of financial insti-tutions or in domestic branches of foreign banks. The Theme Funds may not know-ingly invest more than 10% of the value of their respective total assets in il-liquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities and other securities for which mar-ket quotations are not readily available. These investment policies may be changed by Excelsior Fund's Board of Directors upon reasonable notice to share-holders.

 The Equity Fund will not invest more than 25% of the value of its total assets in domestic bank obligations.

 With respect to all investment policies, if a percentage limitation is satis-fied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not con-stitute a violation of such limitation.

                               PRICING OF SHARES

 The net asset value of each Fund is determined and the Shares of each Fund are priced at the close of regular trading hours on the New York Stock Exchange

(the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value and pricing for each Fund are determined on each day the Exchange and the Invest-ment Adviser are open for trading ("Business Day"). Currently, the holidays which the Funds observe are New Year's Day, Martin Luther King, Jr. Day, Pres-idents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. A Fund's net asset value per Share for purposes of pricing sales and redemptions is calculated by di-viding the value of all securities and other assets allocable to its Shares, less the liabilities allocable to its Shares, by the number of its outstanding Shares.

 Assets in the Funds which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such se-curities are primarily traded or at the last sale price on the national secu-rities market. Securities traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. An option or futures contract is valued at the last sales price quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. Restricted securities, securities for which market quo-tations are not readily available, and other assets are valued at fair value, pursuant to guidelines adopted by Excelsior Fund's Board of Directors.

 Portfolio securities which are primarily traded on foreign securities ex-changes are generally valued at the preceding closing values of such securi-ties on their respective exchanges, except that when an event subsequent to the time where value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Invest-ments in debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with guidelines adopted by the Board of Di-rectors. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when investors can neither purchase nor redeem a Fund's Shares. Excelsior Fund's administrators have undertaken to price the securities in the Funds' portfolios, and may use one or more independent pric-ing services in connection with this service.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

 Shares in each Fund are continuously offered for sale by Excelsior Fund's sponsor and distributor, Edgewood Services, Inc. (the "Distributor"), a whol-ly-owned subsidiary of Federated Investors. The Distributor is a registered broker/dealer. Its principal business address is Clearing Operation, P.O. Box 897, Pittsburgh, PA 15230-0897.

PURCHASE OF SHARES

 The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

 Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Invest-ors, "Investors"). Shares may also be purchased by customers ("Customers") of the Investment Adviser, its affiliates and correspondent banks, and other in-stitutions ("Shareholder Organizations") that have entered into shareholder servicing agreements with Excelsior Fund. A Shareholder Organiza-tion may elect to hold of record Shares for its Customers and to record bene-ficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase orders for its Customers and to transmit, on a timely basis, payment for such orders to Chase Global Funds Service Company ("CGFSC"), the Funds' sub-transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases and redemptions will be sent by CGFSC to the particular Shareholder Organization. As an alternative, a Share-holder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Customers' purchase and redemption orders with the Funds, CGFSC will send confirmations of such transactions and periodic account statements di-rectly to Customers. A Shareholder Organization may also elect to establish its Customers as record holders.

 Excelsior Fund enters into shareholder servicing agreements with Shareholder Organizations which agree to provide their Customers various shareholder ad-ministrative services with respect to their Shares (hereinafter referred to as "Service Organizations"). Shares in the Funds bear the expense of fees payable to Service Organizations for such services. See "Management of the Funds-- Service Organizations."

 Customers wishing to purchase Shares through their Shareholder Organization should contact such entity directly for appropriate instructions. (For a list of Shareholder Organizations in your area, call (800) 446-1012.) An investor purchasing Shares through a registered investment adviser or certified finan-cial planner may incur transaction charges in connection with such purchases. Such investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may also purchase Shares directly in accordance with procedures described below under "Purchase Procedures."

PUBLIC OFFERING PRICE

 The public offering price for Shares of each Fund is the sum of the net asset value of the Shares purchased plus a sales load according to the table below:

                              TOTAL SALES CHARGES       REALLOWANCE TO DEALERS
                         ------------------------------ ----------------------
                           AS A % OF       AS A % OF          AS A % OF
                         OFFERING PRICE    NET ASSET        OFFERING PRICE
AMOUNT OF TRANSACTION      PER SHARE    VALUE PER SHARE       PER SHARE
---------------------    -------------- --------------- ----------------------
Less than $50,000.......      4.50%          4.71%               4.00%
$50,000 to $99,999......      4.00           4.17                3.50
$100,000 to $249,999....      3.50           3.63                3.00
$250,000 to $499,999....      3.00           3.09                2.50
$500,000 to $999,999....      2.00           2.05                1.50
$1,000,000 to
 $1,999,999.............      1.00           1.00                 .50
$2,000,000 and over.....       .50            .50                 .25

 The reallowance to dealers may be changed from time to time but will remain the same for all such dealers.

 At various times the Distributor may implement programs under which a deal-er's sales force may be eligible to win nominal awards for certain sales ef-forts or under which the Distributor will reallow to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distribu-tor, an amount not exceeding the total applicable sales charges on the sales generated by the dealer at the public offering price during such programs. Al-so, the Distributor in its discretion may from time to time, pursuant to ob-jective criteria established by the Distributor, pay fees to qualifying deal-ers for certain services or activities which are primarily intended to result in sales of Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and condi-tions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Shares or the amount that the Funds will receive from such sales.

 The sales load described above will not be applicable to: (a) purchases of Shares by customers of the Investment Adviser or its affiliates; (b) trust, agency or cus-todial accounts opened through the trust department of a bank, trust company or thrift institution, provided that appropriate notification of such status is given at the time of investment; (c) companies, corporations and partner-ships (excluding full service broker/ dealers and financial planners, regis-tered investment advisers and depository institutions not covered by the ex-emptions in (d) and (e) below); (d) financial planners and registered invest-ment advisers not affiliated with or clearing purchases through full service broker/dealers; (e) purchases of Shares by depository institutions for their own account as principal; (f) exchange transactions (described below under "Investor Programs--Exchange Privilege") where the Shares being exchanged were acquired in connection with the distribution of assets held in trust, agency or custodial accounts maintained with the trust department of a bank; (g) corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh accounts) sponsored by the Distributor and IRA accounts sponsored by the In-vestment Adviser; (h) company-sponsored employee pension or retirement plans making direct investments in the Funds; (i) purchases of Shares by officers, trustees, directors, employees, former employees and retirees of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund"), the In-vestment Adviser, the Distributor or of any direct or indirect affiliate of any of them; (j) purchases of Shares by all beneficial shareholders of Excel-sior Fund or Excelsior Tax-Exempt Fund as of May 22, 1989; (k) purchases of Shares by investment advisers registered under the Investment Advisers Act of 1940 for their customers through an omnibus account established with United States Trust Company of New York; (l) purchases of Shares by directors, offi-cers and employees of brokers and dealers selling shares pursuant to a selling agreement with Excelsior Fund and Excelsior Tax-Exempt Fund; (m) purchases of shares by investors who are members of affinity groups serviced by USAffinity Investments Limited Partnership; and (n) customers of certain financial insti-tutions who purchase Shares through a registered representative of UST Finan-cial Services Corp. on the premises of their financial institutions. In addi-tion, no sales load is charged on the reinvestment of dividends or distribu-tions or in connection with certain share exchange transactions. Investors who have previously redeemed shares in an "Eligible Fund" (as defined below) on which a sales load has been paid also have a one-time privilege of purchasing shares of another "Eligible Fund" at net asset value without a sales charge, provided that such privilege will apply only to purchases made within 30 cal-endar days from the date of redemption and only with respect to the amount of the redemption. These exemptions to the imposition of a sales load are due to the nature of the investors and/or reduced sales effort that will be needed in obtaining investments.

QUANTITY DISCOUNTS

 An investor in the Funds may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

 In order to obtain quantity discount benefits, an investor must notify CGFSC at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please call (800) 446-1012 or contact your Shareholder Or-ganization.

 Rights of Accumulation. A reduced sales load applies to any purchase of shares of any portfolio of Excelsior Fund and Excelsior Tax-Exempt Fund that is sold with a sales load ("Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the to-tal of: (a) the dollar amount of the then current purchase of shares of an El-igible Fund and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales load has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales load has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 4.00% of the offering price. Similarly, with respect to each subsequent in-vestment, all shares of Eligible Funds that are beneficially owned by the in-vestor at the time of investment may be combined to determine the applicable sales load.

 Letter of Intent. By completing the Letter of Intent included as part of the New Account Application, an investor becomes eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales load, the offer-ing price of shares of an Eligible Fund on which a sales load has been paid, beneficially owned by an investor on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

 CGFSC will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by pur-chasing the specified amount. If purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect an investor's total pur-chases. If total purchases are less than the amount specified, an investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the total purchases. If such remittance is not received within 20 days, CGFSC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direc-tion, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to pur-chase the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales load. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

 Qualification for Discounts. For purposes of applying the Rights of Accumula-tion and Letter of Intent privileges described above, the scale of sales loads applies to the combined purchases made by any individual and/or spouse pur-chasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit sharing plan or IRA established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

PURCHASE PROCEDURES

General

 Direct Investors may purchase Shares by completing the Application for pur-chase of Shares accompanying this Prospectus and mailing it, together with a check payable to Excelsior Funds, to:

   Excelsior Funds
   c/o Chase Global Funds Service Company
   P.O. Box 2798
   Boston, MA 02208-2798

 Subsequent investments in an existing account in any Fund may be made at any time by sending to the above address a check payable to Excelsior Funds along with: (a) the detachable form that regularly accompanies the confirmation of a prior transaction; (b) a subsequent order form which may be obtained from CGFSC; or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Institu-tional Investors may purchase Shares by transmitting their purchase orders to CGFSC by telephone at (800) 446-1012 or by terminal access. Institutional In-vestors must pay for Shares with Federal funds or funds immediately available to CGFSC.

Purchases by Wire

 Investors may also purchase Shares by wiring Federal funds to CGFSC. Prior to making an initial investment by wire, an Investor must telephone CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280) for instructions. Federal funds and registration instructions should be wired through the Federal Reserve Sys-tem to:

   The Chase Manhattan Bank, N.A.
   ABA #021000021

   Excelsior Funds, Account No. 9102732915
   For further credit to:

   Excelsior Funds
   Wire Control Number
   Account Registration
     (including account number)

 Investors making initial investments by wire must promptly complete the Appli-cation accompanying this Prospectus and forward it to CGFSC. Redemptions by In-vestors will not be processed until the completed Application for purchase of Shares has been received by CGFSC and accepted by the Distributor. Investors making subsequent investments by wire should follow the above instructions.

OTHER PURCHASE INFORMATION

 Except as provided in "Investor Programs" below, the minimum initial invest-ment by an Investor or initial aggregate investment by a Shareholder Organiza-tion investing on behalf of its Customers is $500 per Fund. The minimum subse-quent investment for both types of investors is $50 per Fund. Customers may agree with a particular Shareholder Organization to make a minimum purchase with respect to their accounts. Depending upon the terms of the particular ac-count, Shareholder Organizations may charge a Customer's account fees for auto-matic investment and other cash management services provided. Excelsior Fund reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirements.

REDEMPTION PROCEDURES

 Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Funds in accordance with procedures gov-erning their accounts at the Shareholder Organizations. It is the responsibil-ity of the Shareholder Organizations to transmit redemption orders to CGFSC and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption orders for Institutional Investors must be transmitted to CGFSC by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemp-tion payments to Shareholder Organizations or Institutional Investors is im-posed by Excelsior Fund, although Shareholder Organizations may charge a Cus-tomer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Or-ganizations. An investor redeeming Shares through a registered investment ad-viser or certified financial planner may incur transaction charges in connec-tion with such redemptions. Such investors should contact their registered in-vestment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their Shares in accor-dance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC).

REDEMPTION BY MAIL

 Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

   Excelsior Funds
   c/o Chase Global Funds Service Company
   P.O. Box 2798
   Boston, MA 02208-2798

 A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) iden-tify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the Shares are registered. If the Shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or accompanied by a duly executed stock power) and must be submitted to CGFSC together with the redemption request. A redemption re-quest for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompa-nied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 446-1012 or at the address given above. CGFSC may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until CGFSC receives all required docu-ments in proper form. Payment for Shares redeemed will ordinarily be made by mail within five Business Days after proper receipt by CGFSC of the redemption request. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from overseas, call (617) 557-
8280).

REDEMPTION BY WIRE OR TELEPHONE

 Direct Investors who have so indicated on the Application, or have subse-quently arranged in writing to do so, may redeem Shares by instructing CGFSC by wire or telephone to wire the redemption proceeds directly to the Direct In-vestor's account at any commercial bank in the United States. Direct Investors who are shareholders of record may also redeem Shares by instructing CGFSC by telephone to mail a check for redemption proceeds of $500 or more to the share-holder of record at his or her address of record. Institutional Investors may also redeem Shares by instructing CGFSC by telephone at (800) 446-1012 or by terminal access. Only redemptions of $500 or more will be wired to a Direct In-vestor's account. An $8.00 fee for each wire redemption by a Direct Investor is deducted by CGFSC from the proceeds of the redemption. The redemption proceeds for Direct Investors must be paid to the same bank and account as designated on the Application or in written instructions subsequently received by CGFSC.

 In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, a Direct Investor must send a written request to Excelsior Fund, c/o CGFSC, at the address listed above under "Redemption by Mail." Such requests must be signed by the Direct Investor, with signatures guaranteed (see "Redemp-tion by Mail" above, for details regarding signature guarantees). Further docu-mentation may be requested.

 CGFSC and the Distributor reserve the right to re- fuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by Excel-sior Fund, CGFSC or the Distributor. EXCELSIOR FUND, CGFSC, AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPT-ING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, EXCELSIOR FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE IN-STRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

 If any portion of the Shares to be redeemed represents an investment made by personal check, Excelsior Fund and

CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations which may take up to 15 days. A Direct Investor who antic-ipates the need for more immediate access to his or her investment should pur-chase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a Direct In-vestor's purchase check is not collected, the purchase will be cancelled and CGFSC will charge a fee of $25.00 to the Direct Investor's account.

 During periods of substantial economic or market change, telephone redemp-tions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted above under "How to Purchase and Redeem Shares-- Redemption by Mail."

OTHER REDEMPTION INFORMATION

 Except as described in "Investor Programs" below, Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to investor redemptions the balance in the particular account with respect to the Fund re-mains below $500. If a Customer has agreed with a particular Shareholder Or-ganization to maintain a minimum balance in his or her account at the institu-tion with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organiza-tion to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

GENERAL

 Purchase and redemption orders for Shares which are received and accepted prior to the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern Time) on any Business Day are priced according to the net asset value determined on that day. Purchase orders received and accepted after the close of regular trading hours on the Exchange are priced at the net asset value per Share determined on the next Business Day.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

 Investors and Customers of Shareholder Organizations may, after appropriate prior authorization and without an exchange fee imposed by Excelsior Fund, ex-change Shares in a Fund having a value of at least $500 for shares of the same series of any other portfolio offered by Excelsior Fund or Excelsior Tax-Ex-empt Fund, provided that such other shares may legally be sold in the state of the investor's residence.

 Excelsior Fund currently offers, in addition to the Equity and Theme Funds, several additional portfolios as follows:

  Money Fund, a money market fund seeking as high a level of current income as is consistent with liquidity and stability of principal through investments in high-quality money market investments maturing within 13 months;

  Government Money Fund, a money market fund seeking as high a level of cur-rent income as is consistent with liquidity and stability of principal through investments in obligations issued or guaranteed by the U.S. Govern-ment, its agencies or instrumentalities and repurchase agreements collateral-ized by such obligations;

  Treasury Money Fund, a money market fund seeking current income generally exempt from state and local income taxes through investments in direct short-term obligations issued by the U.S. Treasury and certain agencies or instru-mentalities of the U.S. Government;

  Short-Term Government Securities Fund, a fund seeking a high level of cur-rent income by investing principally in obligations issued or guaranteed by the

 U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations, and having a dollar-weighted average portfolio maturity of 1 to 3 years;

  Intermediate-Term Managed Income Fund, a fund seeking a high level of cur-rent interest income by investing principally in investment grade or better debt obligations and money market instruments, and having a dollar-weighted average portfolio maturity of 3 to 10 years;

  Managed Income Fund, a fund seeking higher current income through invest-ments in investment grade debt obligations, U.S. Government obligations and money market instruments;

  Income and Growth Fund, a fund investing substantially in equity securities in seeking to provide moderate current income and to achieve capital appreci-ation as a secondary objective;

  Long-Term Supply of Energy Fund, a fund seeking long-term capital apprecia-tion by investing in companies benefiting from the availability, development and delivery of secure hydrocarbon and other energy sources;

  Productivity Enhancers Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their roles as innovators, devel-opers and suppliers of goods and services which enhance service and manufac-turing productivity or companies that are most effective at obtaining and ap-plying productivity enhancement developments;

  Environmentally-Related Products and Services Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their provi-sion of products, technologies and services related to conservation, protec-tion and restoration of the environment;

  International Fund, a fund seeking total return derived primarily from in-vestments in foreign equity securities;

  Emerging Americas Fund, a fund seeking long-term capital appreciation through investments in companies and securities of governments based in all countries in the Western Hemisphere, except the U.S.;

  Pacific/Asia Fund, a fund seeking long-term capital appreciation through in-vestments in companies and securities of governments based in Asia and on the Asian side of the Pacific Ocean; and

  Pan European Fund, a fund seeking long-term capital appreciation through in-vestments in companies and securities of governments located in Europe.

 Excelsior Tax-Exempt Fund currently offers five portfolios as follows:

  Tax-Exempt Money Fund, a diversified tax-exempt money market fund seeking a moderate level of current interest income exempt from Federal income taxes through investing primarily in high-quality municipal obligations maturing within 13 months;

  Short-Term Tax-Exempt Securities Fund, a diversified fund seeking a high level of current interest income exempt from Federal income taxes through in-vestments in municipal obligations and having a dollar-weighted average port-folio maturity of 1 to 3 years;

  Intermediate-Term Tax-Exempt Fund, a diversified fund seeking a high level of current income exempt from Federal income taxes through investments in mu-nicipal obligations and having a dollar-weighted average portfolio maturity of 3 to 10 years;

  Long-Term Tax-Exempt Fund, a diversified fund seeking to maximize over time current income exempt from Federal income taxes, investing primarily in mu-nicipal obligations and having a dollar-weighted average maturity of 10 to 30 years; and

  New York Intermediate-Term Tax-Exempt Fund, a non- diversified fund designed to provide New York investors with a high level of current income exempt from Federal and, to the extent possible, New York state and New York City income taxes; this fund invests primarily in New York municipal obligations and has a dollar-weighted average portfolio maturity of three to ten years.

 An exchange involves a redemption of all or a portion of the Shares in a Fund and the investment of the redemption proceeds in shares of another portfolio of Excelsior Fund or Excel-sior Tax-Exempt Fund. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined after the exchange request is received. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares (plus any applicable sales load) next determined after acceptance of the exchange request. No sales load will be payable on shares to be acquired through an exchange to the extent that a sales load was previously paid on the Shares being exchanged.

 Investors may find the exchange privilege useful if their investment objec-tives or market outlook should change after they invest in a Fund. For further information regarding exchange privileges, shareholders should call (800) 446-1012 (from overseas, call (617) 557-8280). Investors exercising the exchange privilege with the other portfolios of Excelsior Fund or Excelsior Tax-Exempt Fund should request and review the prospectuses of such funds. Such prospec-tuses may be obtained by calling the numbers listed above. In order to prevent abuse of this privilege to the disadvantage of other shareholders, Excelsior Fund reserves the right to limit the number of exchange requests of Investors and Customers of Shareholder Organizations to no more than six per year. Ex-celsior Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. EX-CELSIOR FUND, CGFSC AND THE DISTRIBUTOR ARE NOT RESPONSIBLE FOR THE AUTHENTIC-ITY OF EXCHANGE REQUESTS RECEIVED BY TELEPHONE THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, EXCELSIOR FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUD-ING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REG-ISTRATION.

 For Federal income tax purposes, an exchange of Shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Be-fore making an exchange, an investor should consult a tax or other financial adviser to determine tax consequences.

SYSTEMATIC WITHDRAWAL PLAN

 An Investor who owns Shares of a Fund with a value of $10,000 or more may es-tablish a Systematic Withdrawal Plan. The Investor may request a declining-balance withdrawal, a fixed-dollar withdrawal, a fixed-share withdrawal, or a fixed-percentage withdrawal (based on the current value of Shares in the ac-count) on a monthly, quarterly, semi-annual or annual basis. To initiate the Systematic Withdrawal Plan, an investor must complete the Supplemental Appli-cation contained in this Prospectus and mail it to CGFSC at the address given above. Further information on establishing a Systematic Withdrawal Plan may be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280.)

 Shareholder Organizations may, at their discretion, establish similar system-atic withdrawal plans with respect to the Shares held by their Customers. Information about such plans and the applicable procedures may be obtained by Customers directly from their institutions.

RETIREMENT PLANS

 Shares are available for purchase by Investors in connection with the follow-ing tax-deferred prototype retirement plans offered by United States Trust Company of New York:

  IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

  Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

  Keogh Plans for self-employed individuals.

 Investors investing in the Funds pursuant to Profit Sharing and Money-Pur-chase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280). Customers of Shareholder Orga-nizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

AUTOMATIC INVESTMENT PROGRAM

 The Automatic Investment Program permits Investors to purchase Shares (mini-mum of $50 per Fund per transaction) at regular intervals selected by the In-vestor. The minimum initial investment for an Automatic Investment Program is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, Shares are purchased by transferring funds from an Investor's checking, bank money market or NOW account designated by the Investor. At the Investor's option, the account designated will be debited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

 The Automatic Investment Program is one means by which an Investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time mar-ket performance, a fixed dollar amount is invested in Shares at predetermined intervals. This may help Investors to reduce their average cost per share be-cause the agreed upon fixed investment amount allows more Shares to be pur-chased during periods of lower share prices and fewer Shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, how-ever, that Shares bought using Dollar Cost Averaging are purchased without re-gard to their price on the day of investment or to market trends. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his Shares at a price which is lower than their purchase price.

 To establish an Automatic Investment account permitting Investors to use the Dollar Cost Averaging investment method described above, an Investor must com-plete the Supplemental Application contained in this Prospectus and mail it to CGFSC. An Investor may cancel his participation in this Program or change the amount of purchase at any time by mailing written notification to CGFSC, P.O. Box 2798, Boston, MA 02208-2798 and notification will be effective three Busi-ness Days following receipt. Excelsior Fund may modify or terminate this priv-ilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the Dollar Cost Averaging method on his own initiative or through other entities.

                          DIVIDENDS AND DISTRIBUTIONS

 Dividends from the net investment income of the Funds are declared and paid quarterly. For dividend purposes, a Fund's investment income is reduced by ac-crued expenses directly attributable to that Fund and the general expenses of Excelsior Fund prorated to that Fund on the basis of its relative net assets. A Fund's net investment income available for distribution to the holders of Shares will be reduced by the amount of other expenses allocated to such se-ries. Net realized capital gains are distributed at least annually. Dividends and distributions will reduce the net asset value of each of the Funds by the amount of the dividend or distribution. All dividends and distributions paid on Shares held of record by the Investment Adviser and its affiliates or cor-respondent banks will be paid in cash. Direct and Institutional Investors and Customers of Shareholder Organizations will receive dividends and distribu-tions in additional Shares of the Fund on which the dividend or distribution is paid (as determined on the payable date), unless they have requested in writing (received by CGFSC at Excelsior Fund's address prior to the payment date) to receive dividends and distributions in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

                                     TAXES

FEDERAL

 Each of the Funds qualified for its last taxable year as a "regulated invest-ment company" under the Internal Revenue Code of 1986, as amended (the "Code").

Each Fund expects to so qualify in future years. Such qualification generally relieves a Fund of liability for Federal income taxes to the extent its earn-ings are distributed in accordance with the Code.

 Qualification as a regulated investment company under the Code requires, among other things, that a Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income for each taxable year. In general, a Fund's investment company taxable income will be its in-come (including dividends and interest), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to Fund shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional Shares. (Federal income taxes for distributions to IRAs and qualified pension plans are deferred under the Code.) The dividends received deduction for corporations will apply to such ordinary income distributions to the extent of the total qualifying dividends received by a Fund from domestic corporations for the taxable year.

 Distribution by a Fund of the excess of its net long- term capital gain over its net short-term capital loss is taxable to shareholders as long-term capi-tal gain, regardless of how long the shareholders have held their Shares and whether such gains are received in cash or reinvested in additional Shares. Such distributions are not eligible for the dividends received deduction.

 Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the fol-lowing year.

 An investor considering buying Shares of a Fund on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to him.

 A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange. If a shareholder holds Shares for six months or less and during that time receives a capital gain dividend on those Shares, any loss recognized on the sale or exchange of those Shares will be treated as a long-term capital loss to the extent of the capital gain dividend. Generally, a shareholder may include sales charges in-curred upon the purchase of Shares in his tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the shareholder effects an exchange of such Shares for Shares of another Fund within 90 days of the purchase and is able to re-duce the sales charges applicable to the new Shares (by virtue of the exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged Shares for the purpose of determining gain or loss, but may be included (subject to the same limitation) in the tax basis of the new Shares.

 Qualification as a regulated investment company under the Code also requires that each Fund satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or for-eign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of invest-ing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of in-vesting in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

 The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situa-tions. Shareholders will be advised annually as to the Federal income tax con-sequences of distributions made each year.

STATE AND LOCAL

 Purchasers are advised to consult their tax advisers concerning the applica-tion of state and local taxes, which may have different consequences from those of the Federal income tax law described above.

                            MANAGEMENT OF THE FUNDS

 The business and affairs of the Funds are managed under the direction of Ex-celsior Fund's Board of Directors. The Statement of Additional Information contains the names of and general background information concerning Excelsior Fund's directors.

INVESTMENT ADVISER

 United States Trust Company of New York serves as the Investment Adviser to each Fund. U.S. Trust is a state-chartered bank and trust company. The Invest-ment Adviser provides trust and banking services to individuals, corporations, and institutions both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. The Investment Adviser is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clear-ing House Association.

 On December 31, 1994, the Investment Adviser's Asset Management Group had ap-proximately $33 billion in assets under management. The Investment Adviser, which has its principal offices at 114 W. 47th Street, New York, New York 10036, is a subsidiary of U.S. Trust Corporation, a registered bank holding company.

 The Investment Adviser manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains records relating to such purchases and sales.

 The Equity Fund's portfolio manager, David A. Tillson, is the person primar-ily responsible for the day-to-day management of the Fund's investment portfo-lio. Mr. Tillson, a Senior Vice President and Senior Portfolio Manager, has been with U.S. Trust since 1993, and has been the Fund's portfolio manager since December 1994. Prior to joining U.S. Trust, Mr. Tillson was the founder and President of TDA Capital Management Company, and a Senior Vice President of Matrix Asset Advisors until 1993. He was also a Vice President and Senior Portfolio Manager with V C S & O Asset Management until 1990.

 The Aging of America Fund's portfolio manager, Jonathan L. Stanley, is the person primarily responsible for the day-to-day management of the Fund's in-vestment portfolio. Mr. Stanley, a Vice President and Senior Portfolio Manager of U.S. Trust, has been with U.S. Trust since 1993 and has been the Fund's portfolio manager since December, 1995. Prior to his association with U.S. Trust, Mr. Stanley was an investment manager with Deutsche Bank Capital Corpo-ration.

 The Communication and Entertainment Fund's portfolio manager, John J. Apruzzese, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Apruzzese, a Senior Vice President, Department Manager and Senior Portfolio Manager of U.S. Trust, has been with U.S. Trust since 1984 and has been the Fund's portfolio manager since its in-ception.

 The Business and Industrial Restructuring Fund's portfolio manager, David J. Williams, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Williams, Senior Vice President, Depart-ment Manager and Senior Portfolio Manager of the Personal Equity and Balanced Investment Division of U.S. Trust, has been with U.S. Trust since 1987 and has been the Fund's portfolio manager since its inception.

 The Global Competitors Fund's portfolio manager, Wendy S. Popowich, is the person primarily responsible for the day-to-day management of the Fund's in-vestment portfolio. Ms. Popowich, a Vice President and Portfolio Manager of the Personal Investment Division of U.S. Trust, has been with U.S. Trust since 1983 and has been the Fund's portfolio manager since its inception.

 The Early Life Cycle Fund's portfolio manager, Timothy W. Evnin, is the per-son primarily responsible for the day-to-day management of the Fund's invest-ment portfolio. Mr. Evnin, a Vice President and Portfolio Manager of U.S. Trust, has been with U.S. Trust since 1987 and has been the Fund's portfolio manager since its inception.

 For the services provided and expenses assumed pursuant to its Investment Ad-visory Agreements, the Investment Adviser is entitled to be paid a fee, com-puted daily and paid monthly, at the annual rate of: .75% of the average daily net assets of the Equity Fund; and .60% of the average daily net assets of each Theme Fund. The advisory fee rate payable by the Equity Fund is higher than the rates payable by most mutual funds. The Board of Directors believes, based on information supplied to it by the Investment Adviser, that this fee is comparable to the rate paid by many other funds with similar investment ob-jectives and policies and is appropriate for the Fund in light of its invest-ment objective and policies. For the fiscal year ended March 31, 1995, the In-vestment Adviser received an advisory fee at the effective annual rates of
 .72%, .44%, .53%, .52%, .50% and .52% of the average daily net assets of the Equity, Aging of America, Communication and Entertainment, Business and Indus-trial Restructuring, Global Competitors and Early Life Cycle Funds, respec-tively. For the same period, the Investment Adviser waived advisory fees at the effective annual rates of .03%, .16%, .07%, .08%, .10% and .08% of the av-erage daily net assets of the Equity, Aging of America, Communication and En-tertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively.

 From time to time, the Investment Adviser may waive (either voluntarily or pursuant to applicable state expense limitations) all or a portion of the ad-visory fees payable to it by a Fund, which waiver may be terminated at any time. See "Management of the Funds--Service Organizations" for additional in-formation on fee waivers.

ADMINISTRATORS

 CGFSC, Federated Administrative Services and U.S. Trust serve as the Funds' administrators (the "Administrators") and provide them with general adminis-trative and operational assistance. The Administrators also serve as adminis-trators of the other portfolios of Excelsior Fund and Excelsior Tax-Exempt Fund and of Excelsior Institutional Trust, which are also advised by the In-vestment Adviser and distributed by the Distributor. For the services provided to all portfolios of Excelsior Fund (except the International, Emerging Ameri-cas, Pacific/Asia and Pan European Funds) and Excelsior Tax-Exempt Fund and of Excelsior Institutional Trust, the Administrators are entitled jointly to an-nual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the International, Emerging Americas, Pacific/Asia and Pan European Funds) as follows:

                    COMBINED AGGREGATE AVERAGE DAILY
                      NET ASSETS OF EXCELSIOR FUND
            (EXCLUDING THE INTERNATIONAL, EMERGING AMERICAS,
                  PACIFIC/ASIA AND PAN EUROPEAN FUNDS)
                      AND EXCELSIOR TAX-EXEMPT FUND                       ANNUAL
                  AND OF EXCELSIOR INSTITUTIONAL TRUST                     FEE
            ------------------------------------------------              ------
first $200 million....................................................... .200%
next $200 million........................................................ .175%
over $400 million........................................................ .150%

 Administration fees payable to the Administrators by each portfolio of the three investment companies are determined in proportion to their relative av-erage daily net assets at the time of determination. From time to time, the Administrators may waive (either voluntarily or pursuant to applicable state expense limitations) all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time. See "Management of the Funds--Service Organizations" for additional information on fee waiv-ers. For the fiscal year ended March 31, 1995, CGFSC and Concord Holding Cor-poration ("Concord"), the former co-administrator, received an aggregate ad-ministration fee (under the same compensation arrangements noted above) at the effective annual rates of .154%, .155%, .154%, .154%, .155% and .154% of the average daily net assets of the Equity, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively. For the same period, CGFSC and Concord waived fees at the effective annual rates of .115%, .009%, .026% and .106% of the average daily net assets of the Aging of America, Communication and Enter-tainment, Business and Industrial Restructuring and Global Competitors Funds, respectively.

SERVICE ORGANIZATIONS

 Excelsior Fund will enter into Shareholder Servicing agreements ("Servicing Agreement") with Shareholder Organizations which agree to provide their Cus-tomers various shareholder administrative services with respect to their Shares (hereinafter referred to as "Service Organizations"). As a considera-tion for the administrative services provided to Customers, a Fund will pay each Service Organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its Shares held by the Service Organization's Customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Service Organizations," may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connec-tion with Customer orders to purchase, exchange or redeem Shares; and provid-ing periodic statements. Under the terms of the Servicing Agreement, Service Organizations will be required to provide to Customers a schedule of any fees that they may charge in connection with a Customer's investment. Until further notice, the Investment Adviser and Administrators have voluntarily agreed to waive fees payable by a Fund in an amount equal to administrative service fees payable by that Fund.

BANKING LAWS

 Banking laws and regulations currently prohibit a bank holding company regis-tered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a regis-tered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Shares of the Funds, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks gen-erally from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such company for and upon the order of customers. The Investment Adviser, CGFSC and certain Shareholder Organizations may be subject to such banking laws and regulations. State secu-rities laws may differ from the interpretations of Federal law discussed in this paragraph and banks and financial institutions may be required to regis-ter as dealers pursuant to state law.

 Should legislative, judicial, or administrative action prohibit or restrict the activities of the Investment Adviser or other Shareholder Organizations in connection with purchases of Fund Shares, the Investment Adviser and such Shareholder Organizations might be required to alter materially or discontinue the investment services offered by them to Customers. It is not anticipated, however, that any resulting change in the Funds' method of operations would affect their net asset values per Share or result in financial loss to any shareholder.

                         DESCRIPTION OF CAPITAL STOCK

 Excelsior Funds, Inc. (formerly UST Master Funds, Inc.) was organized as a Maryland corporation on August 2, 1984. Currently, Excelsior Fund has autho-rized capital of 35 billion shares of Common Stock, $.001 par value per share, classified into 40 series of shares representing interests in 20 investment portfolios. This Prospectus describes the Equity, Early Life Cycle, Aging of America, Communication and Entertainment, Business and Industrial Restructur-ing and Global Competitors Funds. In addition to the Shares offered under this Prospectus, Excelsior Fund offers a separate series of shares designated as Trust Shares representing interests in each of those Funds. Trust Shares have different expenses than the Shares offered under this Prospectus, which may affect performance. Call (800) 446-1012 for information regarding the Trust Shares in each Fund, which are offered under a separate prospectus.

 Each share (irrespective of series designation) in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Excelsior Fund's Board of Directors. Excelsior Fund's Charter authorizes the Board of Directors to classify or reclassify any class of shares into one or more additional classes or series.

 Excelsior Fund's shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote in the ag-gregate and not by class or series, except as otherwise expressly required by law.

 Certificates for Shares will not be issued unless expressly requested in writing to CGFSC and will not be issued for fractional Shares.

 As of July 11, 1995, U.S. Trust held of record substantially all of the Shares in the Funds as agent or custodian for its customers, but did not own such Shares beneficially because it did not have voting or investment discre-tion with respect to such Shares. U.S. Trust is a wholly-owned subsidiary of U.S. Trust Corporation.

                         CUSTODIAN AND TRANSFER AGENT

 The Chase Manhattan Bank, N.A. ("Chase"), a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets . Communications to the custodian should be directed to Chase, Mutual Funds Service Division, 770 Broadway, New York, New York 10003-9598.

 Chase may enter into an international sub-custodian agreement with a third party providing for the custody of foreign securities held by the Funds.

 U.S. Trust serves as the Funds' transfer and dividend disbursing agent. U.S. Trust has also entered into a sub-transfer agency arrangement with CGFSC, 73 Tremont Street, Boston, Massachusetts 02108-3913, pursuant to which CGFSC pro-vides certain transfer agent, dividend disbursement and registrar services to the Funds.

                            PERFORMANCE INFORMATION

 From time to time, in advertisements or in reports to shareholders, the per-formance of the Shares of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other fi-nancial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the Equity and Theme Funds may be also compared to the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Ex-change.

 Performance data as reported in national financial publications, including but not limited to Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.

 From time to time, each Fund may advertise its performance by using "average annual total return" over various periods of time. Such total return figure reflects the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-year period, and may be given for other periods as well (such as from the com-mencement of a Fund's operations, or on a year-by-year basis). Each Fund may also use aggregate total return figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specific period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund Shares and also reflect the maximum sales load charged by the Fund.

 Performance will fluctuate and any quotation of performance should not be considered as representative of a Fund's future performance. Shareholders should remember that performance is generally a function of the kind and qual-ity of the instruments held in a portfolio, operating expenses, and market conditions. Any fees charged by Shareholder Organizations with respect to ac-counts of Customers that have invested in Shares will not be included in cal-culations of performance.

                                 MISCELLANEOUS

 Shareholders will receive unaudited semiannual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent auditors.

 As used in this Prospectus, a "vote of the holders of a majority of the out-standing shares" of Excelsior Fund or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of Excelsior Fund or such Fund, or (b) 67% or more of the shares of Excelsior Fund or such Fund present at a meeting if more than 50% of the outstanding shares of Excelsior Fund or such Fund are represented at the meeting in person or by proxy.

 Inquiries regarding any of the Funds may be directed to the Distributor at the address listed under "Distributor."

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

  Complete the Application(s) and mail to: FOR OVERNIGHT DELIVERY: send to:


  Excelsior Funds                          Excelsior Funds
  c/o Chase Global Funds Service Company   c/o Chase Global Funds Service
  P.O. Box 2798                            Company--Transfer Agent
  Boston, MA 02208-2798                    73 Tremont Street
                                           Boston, MA 02108-3913

  Please enclose with the Application(s) your check made payable to the "Ex-celsior Funds" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus en-titled "How to Purchase and Redeem Shares--Purchase Procedures."

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, the minimum initial investment is $500 per Fund; subsequent investments must be in the minimum amount of $50 per Fund. Investments may be made in excess of these minimums.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with pro-cedures described in the Prospectus. In the case of shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests in excess of $50,000 per account must be accompanied by signature guarantees.

SIGNATURES: Please be sure to sign the Application(s).

  If the shares are registered in the name of:
    - an individual, the individual should sign.
    - joint tenants, both tenants should sign.
    - a custodian for a minor, the custodian should sign.
    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*
  * A corporate resolution or appropriate certificate may be required.

QUESTIONS:

  If you have any questions regarding the Application or redemption require-ments, please contact the transfer agent at (800) 446-1012 between 9:00 a.m. and 5:00 p.m. (Eastern Time).

--------------------------------------------------------------------------------

  [LOGO OF EXCELSIOR FUNDS  CHASE GLOBAL FUNDS SERVICE COMPANY    NEW
     INC. APPEARS HERE]     CLIENT SERVICES                       ACCOUNT
                            P.O. Box 2798                         APPLICATION
                            Boston, MA 02208-2798
                            (800) 446-1012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

  [_] Individual   [_] Joint Tenants    [_] Trust   [_] Gift/Transfer to Minor
  [_] Other ____________________________________________________________________

  Note: Joint tenant registration will be as "joint tenants with right of survivorship" unless otherwise specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and the date of the trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN")). For IRA accounts a different application is required.

  _____________________________  _______________________________________________
  Name(s) (please print)         Social Security # or Taxpayer Identification #

                                 (   )
  _____________________________  _______________________________________________
  Name                           Telephone #
  _____________________________
  Address
  _____________________________  [_] U.S. Citizen  [_] Other (specify)__________
  City/State/Zip

--------------------------------------------------------------------------------

  FUND SELECTION (THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT IS $500 PER
  FUND AND $50 PER FUND, RESPECTIVELY. MAKE CHECKS PAYABLE TO "EXCELSIOR
  FUNDS.")
--------------------------------------------------------------------------------

     FUND                                          INITIAL INVESTMENT    Fund                                INITIAL INVESTMENT
     [_] Equity Fund                               $ ____________  800   [_] Global Competitors Fund         $ ____________   819
     [_] Aging of America Fund                     $ ____________  816   [_] Early Life Cycle Fund           $ ____________   812
     [_] Communication & Entertainment Fund        $ ____________  817   [_] Other ________________________  $ ____________
     [_] Business & Industrial Restructuring Fund  $ ____________  818
                                                                         TOTAL INITIAL INVESTMENT:           $ ____________

  NOTE: If investing by wire, you must obtain a Bank Wire Control Number. To do so, please call (800) 446-1012 and ask for the Wire Desk.

  A. BY MAIL: Enclosed is a check in the amount of $ _____ payable to "Excelsior Funds."
  B. BY WIRE: A bank wire in the amount of $_____ has been sent to the Fund from _________________________________  ______________________________________
                Name of Bank                        Wire Control Number

  CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:
  All dividends are to be             [_] reinvested        [_] paid in cash
  All capital gains are to be         [_] reinvested        [_] paid in cash

--------------------------------------------------------------------------------
  ACCOUNT PRIVILEGES
--------------------------------------------------------------------------------

  TELEPHONE EXCHANGE AND REDEMPTION

  [_] I/We appoint CGFSC as my/our agent to act upon instructions received by telephone in order to effect the telephone exchange and redemption privileges. I/We hereby ratify any instructions given pursuant to this authorization and agree that Excelsior Fund, Excelsior Tax-Exempt Fund, CGFSC and their directors, officers and employees will not be liable for any loss, liability, cost or expense for acting upon instructions believed to be genuine and in accordance with the procedures described in the then current Prospectus. To the extent that Excelsior Fund and Excelsior Tax-Exempt Fund fail to use reasonable procedures as a basis for their belief, they or their service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

  I/We further acknowledge that it is my/our responsibility to read the Prospectus of any Fund into which I/we exchange.

  [_] I/We do not wish to have the ability to exercise telephone redemption and exchange privileges. I/We further understand that all exchange and redemption requests must be in writing.

  SPECIAL PURCHASE AND REDEMPTION PLANS
  I/We have completed and attached the Supplemental Application for:

  [_] Automatic Investment Plan
  [_] Systematic Withdrawal Plan

  AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO PRE-DESIGNATED ACCOUNT.

  I/We hereby authorize CGFSC to act upon instructions received by telephone to withdraw $1,000 or more from my/our account in the Excelsior Funds and to wire the amount withdrawn to the following commercial bank account. I/We understand that CGFSC charges an $8.00 fee for each wire redemption, which will be deducted from the proceeds of the redemption.

  Title on Bank Account*________________________________________________________

  Name of Bank _________________________________________________________________

  Bank A.B.A. Number ___________________________ Account Number ________________

  Bank Address _________________________________________________________________

  City/State/Zip _______________________________________________________________
  (attach voided check here)

  A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certificate of Partnership") indicating the names and titles of officers authorized to act on its behalf.
  * TITLE ON BANK AND FUND ACCOUNT MUST BE IDENTICAL.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  RIGHTS OF ACCUMULATION
--------------------------------------------------------------------------------

  To qualify for Rights of Accumulation, you must complete this section, listing all of your accounts including those in your spouse's name, joint accounts and accounts held for your minor children. If you need more space, please attach a separate sheet.

  [_] I/We qualify for the Rights of Accumulation sales charge discount described in the Prospectus and Statement of Additional Information.
  [_] I/We own shares of more than one Fund distributed by Edgewood Services,
      Inc. Listed below are the numbers of each of my/our Shareholder Accounts.
  [_] The registration of some of my/our shares differs from that shown on this application. Listed below are the account number(s) and full registration(s) in each case.

  LIST OF OTHER EXCELSIOR FUND ACCOUNTS:
  ______________________  ______________________________________________________
  ______________________  ______________________________________________________
  ______________________  ______________________________________________________
  ACCOUNT NUMBER          ACCOUNT REGISTRATIONS

--------------------------------------------------------------------------------
  LETTER OF INTENT
--------------------------------------------------------------------------------

  [_] I agree to the Letter of Intent provisions set forth in the Prospectus. Although I am not obligated to purchase, and Excelsior Fund is not obligated to sell, I intend to invest, over a 13-month period beginning on , 19 , an aggregate amount in Eligible Funds of Excelsior Fund and Excelsior Tax-Exempt Fund at least equal to (check appropriate box):

  [_] $50,00    [_] $100,000    [_] $250,000
  [_] $500,000  [_] $1,000,000  [_] $2,000,0000

  By signing this application, I hereby authorize CGFSC to redeem an appropriate number of shares held in escrow to pay any additional sales loads payable in the event that I do not fulfill the terms of this Letter of
  Intent.
--------------------------------------------------------------------------------
  AGREEMENTS AND SIGNATURES
--------------------------------------------------------------------------------
  By signing this application, I/we hereby certify under penalty of perjury that the information on this application is complete and correct and that as required by Federal law:

  [_] I/We certify that (1) the number(s) shown on this form is/are the correct taxpayer identification number(s) and (2) I/we are not subject to backup withholding either because I/we have not been notified by the Internal Revenue Service that I/we are subject to backup withholding, or the IRS has notified me/us that I am/we are no longer subject to backup withholding. (NOTE: IF ANY OR ALL OF PART 2 IS NOT TRUE, PLEASE STRIKE OUT THAT PART BEFORE SIGNING.)

  [_] If no taxpayer identification number ("TIN") or SSN has been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN, and I/we understand that if I/we do not provide this number to CGFSC within 60 days of the date of this application, or if I/we fail to furnish my/our correct SSN or TIN, I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide this number on Form W-9. You may request the form by calling CGFSC at the number listed above).

  I/We represent that I am/we are of legal age and capacity to purchase shares of the Excelsior Funds. I/We have received, read and carefully reviewed a copy of the appropriate Fund's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Fund nor the Distributor is a bank and that Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, United States Trust Company of New York, its parent and affiliates and the Shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency; and that an investment in the Funds involves investment risks, including possible loss of principal amount invested.

  X _____________________________________ Date _________________________________
  Owner Signature

  X _____________________________________ Date _________________________________
  Co-Owner Signature

  Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for a corporation, trust custodial account, etc.).

--------------------------------------------------------------------------------
  FOR USE BY AUTHORIZED AGENT (BROKER/DEALER) ONLY
--------------------------------------------------------------------------------

  We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Edgewood Services, Inc., and with the Prospectus and Statement of Additional Information of each Fund purchased. We agree to notify CGFSC of any purchases made under the Letter of Intent or Rights of Accumulation.

  ________________________________________  ____________________________________
  Investment Dealer's Name                  Source of Business Code

  ________________________________________  ____________________________________
  Main Office Address                       Branch Number

  ________________________________________  ____________________________________
  Representative's Number                   Representative's Name

  ________________________________________  ____________________________________
  Branch Address                            Telephone

  ________________________________________  ____________________________________
  Investment Dealer's Authorized Signature  Title



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  [LOGO OF EXCELSIOR FUNDS  CHASE GLOBAL FUNDS         SUPPLEMENTAL
     INC. APPEARS HERE]     SERVICE COMPANY            APPLICATION
                            CLIENT SERVICES            SPECIAL INVESTMENT AND
                            P.O. Box 2798              WITHDRAWAL OPTIONS
                            Boston, MA 02208-2798
                            (800) 446-1012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ACCOUNT REGISTRATION   PLEASE SUPPLY THE FOLLOWING INFORMATION EXACTLY AS IT
                         APPEARS ON THE FUND'S RECORD.
--------------------------------------------------------------------------------

  Fund Name _________________________  Account Number __________________________
  Owner Name ________________________ Social Security or Taxpayer ID Number ___ Street Address ____________________ City, State, Zip Code ___________________
  Resident of [_] U.S. [_] Other ____  [_] Check here if this is a change of address
--------------------------------------------------------------------------------
  DISTRIBUTION OPTIONS (DIVIDENDS AND CAPITAL GAINS WILL BE REINVESTED UNLESS OTHERWISE INDICATED)
--------------------------------------------------------------------------------

  A. CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:

         All dividends are to be      [_] reinvested  [_] paid in cash
         All capital gains are to be  [_] reinvested  [_] paid in cash

  B. PAYMENT ORDER: Complete only if distribution checks are to be payable to another party. Make distribution checks payable to:

                                       Name of Your Bank _______________________
  Name ____________________________    Bank Account Number _____________________
  Address _________________________    Address of Bank _________________________
  City, State, Zip Code ________________________________________________________


  C. DISTRIBUTIONS REINVESTED-CROSS FUNDS: Permits all distributions from one Fund to be automatically reinvested into another identically-registered Excelsior Fund. (NOTE: You may NOT open a new Fund account with this option.) Transfer all distributions earned:

  From: _______________________________  Account No. ___________________________
                   (Fund)
  To: _________________________________  Account No. ___________________________
                   (Fund)
--------------------------------------------------------------------------------
  AUTOMATIC INVESTMENT PLAN   [_] YES  [_] NO
--------------------------------------------------------------------------------

  I/We hereby authorize CGFSC to debit my/our personal checking account on the designated dates in order to purchase shares in the Fund indicated at the top of this application at the applicable public offering price determined on that day.
                      [_] Monthly on the 1st day
                      [_] Monthly on the 15th day
                      [_] Monthly on both the 1st and 15th days
  Amount of each debit (minimum $50 per Fund) $ ________________________
  NOTE: A Bank Authorization Form (below) and a voided personal check must accompany the Automatic Investment Plan application.

- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
--------------------------------------------------------------------------------

  EXCELSIOR FUNDS CLIENT SERVICES                     AUTOMATIC INVESTMENT PLAN

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  BANK AUTHORIZATION
--------------------------------------------------------------------------------

  _________________________ _________________________ __________________________
  Bank Name                 Bank Address              Bank Account Number

  I/We authorize you, the above named bank, to debit my/our account for amounts drawn by CGFSC, acting as my agent for the purchase of Fund shares. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until revoked in writing and received by you. I/We agree that you shall incur no liability when honoring debits, except a loss due to payments drawn against insufficient funds. I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the cancellation of that purchase.

  _____________________________________  _______________________________________
  Account Holder's Name                  Joint Account Holder's Name

  X ____________________ ______________  X ____________________ ________________
         Signature       Date                   Signature       Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  SYSTEMATIC WITHDRAWAL PLAN   [_] YES   [_] NO     NOT AVAILABLE FOR IRA'S
--------------------------------------------------------------------------------

   AVAILABLE TO SHAREHOLDERS WITH ACCOUNT BALANCES OF $10,000 OR MORE.

  I/We hereby authorize CGFSC to redeem the necessary number of shares from my/our Excelsior Fund Account on the designated dates in order to make the following periodic payments:

  [_] Monthly on the 24th day

  [_] Quarterly on the 24th day of January, April, July and October

  [_] Other_____________________________________________________________________

  (This request for participation in the Plan must be received by the 18th day of the month in which you wish withdrawals to begin.)

  Amount of each check ($100 minimum) $ ________________________________________

  Please make check payable to: (To be completed only if redemption proceeds to be paid to other than account holder of record or mailed to address other than address of record)

  Recipient ____________________________________________________________________

  Street Address _______________________________________________________________

  City, State, Zip Code ________________________________________________________

  NOTE: If recipient of checks is not the registered shareholder, signature(s) below must be guaranteed. A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names and titles of officers authorized to act on its behalf.

--------------------------------------------------------------------------------
  AGREEMENT AND SIGNATURES
--------------------------------------------------------------------------------

  The investor(s) certifies and agrees that the certifications, authorizations, directions and restrictions contained herein will continue until CGFSC receives written notice of any change or revocation. Any change in these instructions must be in writing with all signatures guaranteed (if applicable).

  Date ___________________________


  X ___________________________________  X _____________________________________
    Signature                              Signature

  X ___________________________________  X _____________________________________
    Signature Guarantee* (if applicable)   Signature Guarantee* (if applicable)


  X ___________________________________  X _____________________________________
    Signature                              Signature

  X ___________________________________  X _____________________________________
    Signature Guarantee* (if applicable)   Signature Guarantee* (if applicable)

  *ELIGIBLE GUARANTORS: An Eligible Guarantor institution is a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, provided that such institution is a participant in STAMP, the Securities Transfer Agents Medallion Program.
- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PROSPECTUS SUMMARY.........................................................   2
EXPENSE SUMMARY............................................................   3
FINANCIAL HIGHLIGHTS.......................................................   5
U.S. TRUST'S INVESTMENT PHILOSOPHY AND STRATEGIES..........................  11
INVESTMENT OBJECTIVES AND POLICIES.........................................  11
PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION.....................  15
INVESTMENT LIMITATIONS.....................................................  18
PRICING OF SHARES..........................................................  19
HOW TO PURCHASE AND REDEEM SHARES..........................................  20
INVESTOR PROGRAMS..........................................................  26
DIVIDENDS AND DISTRIBUTIONS................................................  29
TAXES......................................................................  29
MANAGEMENT OF THE FUNDS....................................................  31
DESCRIPTION OF CAPITAL STOCK...............................................  34
CUSTODIAN AND TRANSFER AGENT...............................................  34
PERFORMANCE INFORMATION....................................................  34
MISCELLANEOUS..............................................................  35
INSTRUCTIONS FOR NEW ACCOUNT APPLICATION...................................  36

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDI-TIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OF-FERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REP-RESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EXCELSIOR
FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY EX-CELSIOR FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

USTEQP196

               [LOGO OF EXCELSIOR FUNDS INC. APPEARS HERE]


                                  EQUITY FUND

                             AGING OF AMERICA FUND

                      COMMUNICATION AND ENTERTAINMENT FUND

                   BUSINESS AND INDUSTRIAL RESTRUCTURING FUND

                            GLOBAL COMPETITORS FUND

                             EARLY LIFE CYCLE FUND



                                  Prospectus
                                August 1, 1995

                     (as revised on January 1, 1996)

                                                 [LOGO OF EXCELSIOR
                                                  FUNDS INC. APPEARS
                                                  HERE]

A Management Investment Company
--------------------------------------------------------------------------------

Equity Funds                     For initial purchase information, current
                                 prices, performance information and existing account information, call (800) 446-1012.
                                 (From overseas, call (617) 557-8280.)

73 Tremont Street Boston, MA 02108-3913
--------------------------------------------------------------------------------

This Prospectus describes a series of shares ("Shares") offered by several sep-arate portfolios offered to investors by Excelsior Funds, Inc. ("Excelsior Fund") (formerly UST Master Funds, Inc.), an open-end, management investment company. Excelsior Fund also issues an additional series of shares in the port-folios ("Trust Shares") which are offered under a separate prospectus. Each portfolio (individually, a "Fund" and collectively, the "Funds") has its own investment objective and policies as follows:

 EQUITY FUND seeks long-term capital appreciation by investing in companies be-lieved by the Investment Adviser to represent good long-term values not cur-rently recognized in the market prices of their securities.

 INCOME AND GROWTH FUND seeks moderate current income with capital appreciation as a secondary goal by investing in common stock, preferred stock and securi-ties convertible into common stock.

 LONG-TERM SUPPLY OF ENERGY FUND seeks long-term capital appreciation by in-vesting in companies which the Investment Adviser believes will benefit from the availability, development and delivery of secure hydrocarbon and other en-ergy sources.

 PRODUCTIVITY ENHANCERS FUND seeks long-term capital appreciation by investing in companies which the Investment Adviser believes will benefit from their roles as innovators, developers and suppliers of goods and services which en-hance service and manufacturing productivity or companies that are most effec-tive at obtaining and applying productivity enhancement developments.

 ENVIRONMENTALLY-RELATED PRODUCTS AND SERVICES FUND seeks long-term capital ap-preciation by investing in companies which the Investment Adviser believes will benefit from their provision of products, technologies and services related to conservation, protection and restoration of the environment.

 AGING OF AMERICA FUND seeks long-term capital appreciation by investing in companies which the Investment Adviser believes will benefit from the changes occurring in the demographic structure of the U.S. population, particularly its growing population of individuals over the age of 40.

 COMMUNICATION AND ENTERTAINMENT FUND seeks long-term capital appreciation by investing in companies which the Investment Adviser believes will benefit from the technological and international transformation of the communications and entertainment industries, particularly the convergence of information, communi-cation and entertainment media.

 BUSINESS AND INDUSTRIAL RESTRUCTURING FUND seeks long-term capital apprecia-tion by investing in companies which the Investment Adviser believes will bene-fit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

 GLOBAL COMPETITORS FUND seeks long-term capital appreciation by investing pri-marily in U.S.-based companies which the Investment Adviser believes will bene-fit from their position as effective and strong competitors on a global basis.

 EARLY LIFE CYCLE FUND seeks long-term capital appreciation by investing in smaller companies in the earlier stages of their development or larger or more mature companies engaged in new and higher growth potential operations.

 Each of the Funds is sponsored and distributed by Edgewood Services, Inc. and advised by United States Trust Company of New York (the "Investment Adviser" or "U.S. Trust").

 This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. A Statement of Additional Information dated August 1, 1995 (as revised on January 1, 1996) and containing additional information about the Funds has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is avail-able to investors without charge by writing to Excelsior Fund at its address shown above or by calling (800) 446-1012. The Statement of Additional Informa-tion, as it may be supplemented from time to time, is incorporated by reference in its entirety into this Prospectus.

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, ITS PARENT OR AFFILIATES AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE COR-PORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 August 1, 1995

                      (as revised on January 1, 1996)

                              PROSPECTUS SUMMARY

  EXCELSIOR FUNDS, INC. is an investment company offering various diversified investment portfolios with differing objectives and policies. Founded in 1984, Excelsior Fund currently offers 20 Funds with combined assets of approximately $2.5 billion. See "Description of Capital Stock."

  INVESTMENT ADVISER: United States Trust Company of New York ("U.S. Trust") serves as the Funds' investment adviser. U.S. Trust offers a variety of spe-cialized financial and fiduciary services to high-net worth individuals, in-stitutions and corporations. Excelsior Fund offers investors access to U.S. Trust's services. See "Management of the Funds--Investment Adviser."

  INVESTMENT OBJECTIVES AND POLICIES: Generally, each Fund is a diversified investment portfolio which invests in equity securities. The Income and Growth Fund also may invest significantly in bonds. The Funds' investment objectives and policies are summarized on the cover and explained in greater detail later in this Prospectus. See "Investment Objectives and Policies," "Portfolio In-struments and Other Investment Information," and "Investment Limitations."

  HOW TO INVEST: The Funds' Shares are offered at their public offering price, i.e., their net asset value plus a sales load which is subject to substantial reductions for large purchases and programs for accumulation. The sales load is not applicable to investors making their investments through a variety of institutions, such as U.S. Trust, other banks and trust companies. See "How to Purchase and Redeem Shares."

  The minimum to start an account is $500 per Fund, with a minimum of $50 per Fund for subsequent investments. The easiest way to invest is to complete the account application which accompanies this Prospectus and to send it with a check to the address noted on the application. Investors may also invest by wire and through investment dealers or institutional investors with appropri-ate sales agreements with Excelsior Fund. See "How to Purchase and Redeem Shares."

  HOW TO REDEEM: Redemptions may be requested directly from Excelsior Fund by mail, wire or telephone. Investors investing through another institution should request redemptions through their Shareholder Organization. See "How to Purchase and Redeem Shares."

  INVESTMENT RISKS AND CHARACTERISTICS: Generally, each Fund is subject to market and industry risk. Market risk is the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally de-clining prices. These cycles will affect the values of each Fund. In addition, the Long-Term Supply of Energy Fund will normally concentrate its investments in the crude oil, petroleum and natural gas industry. This Fund will be sus-ceptible to industry risk, the possibility that a particular group of stocks will decline in price due to industry-specific developments. Because the Funds may invest in securities of foreign issuers, they are subject to the risks of fluctuations of the value of foreign currency relative to the U.S. dollar and other risks associated with such investments. Because the Income and Growth Fund also invests in bonds and other fixed-income securities, it will also be affected directly by fluctuations in interest rates and the credit markets. Investments in non-investment grade obligations may subject the Income and Growth Fund to increased risk of loss upon default. Such securities are gener-ally unsecured, are often subordinated debt and are often issued by entities with high levels of indebtedness and that are more sensitive to adverse eco-nomic conditions. Although each Fund generally seeks to invest for the long term, each Fund may engage in short-term trading of portfolio securities. A high rate of portfolio turnover may involve correspondingly greater transac-tion costs which must be borne directly by a Fund and ultimately by its share-holders. Investment in the Funds should not be considered a complete invest-ment program. See "Investment Objectives and Policies."

                                EXPENSE SUMMARY

  The following table summarizes the expenses borne by the Shares offered un-der this Prospectus.

                                                       LONG-TERM    PRODUCTIVITY ENVIRONMENTALLY-
                           EQUITY     INCOME AND       SUPPLY OF     ENHANCERS   RELATED PRODUCTS
                            FUND      GROWTH FUND     ENERGY FUND       FUND     AND SERVICES FUND
                          -------- ----------------- -------------- ------------ -----------------
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Load (as a
 percentage of offering
 price).................   4.50%         4.50%           4.50%         4.50%           4.50%
Sales Load on Reinvested
 Dividends..............    None          None            None          None            None
Deferred Sales Load.....    None          None            None          None            None
Redemption Fees/1/......    None          None            None          None            None
Exchange Fees...........    None          None            None          None            None
ANNUAL FUND OPERATING
 EXPENSES
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Advisory Fees (after fee
 waivers)/2/............    .72%          .72%            .42%          .47%              0%
12b-1 Fees..............    None          None            None          None            None
Other Operating Expenses
 Administrative Servic-
  ing Fee/2/............    .03%          .03%            .03%          .03%            .04%
 Other Expenses/2/ (af-
  ter fee waivers)......    .30%          .31%            .53%          .49%            .95%
                           -----         -----           -----         -----           -----
Total Operating Expenses
 (after fee waivers)/2/
 .......................   1.05%         1.06%            .98%          .99%            .99%
                           =====         =====           =====         =====           =====
                                                        BUSINESS
                          AGING OF   COMMUNICATION   AND INDUSTRIAL    GLOBAL
                          AMERICA  AND ENTERTAINMENT RESTRUCTURING  COMPETITORS     EARLY LIFE
                            FUND         FUND             FUND          FUND        CYCLE FUND
                          -------- ----------------- -------------- ------------ -----------------
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Load (as a
 percentage of offering
 price).................   4.50%         4.50%           4.50%         4.50%           4.50%
Sales Load on Reinvested
 Dividends..............    None          None            None          None            None
Deferred Sales Load.....    None          None            None          None            None
Redemption Fees/1/ .....    None          None            None          None            None
Exchange Fees...........    None          None            None          None            None
ANNUAL FUND OPERATING
 EXPENSES
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Advisory Fees (after fee
 waivers)/2/ ...........    .44%          .53%            .52%          .50%            .52%
12b-1 Fees..............    None          None            None          None            None
Other Operating Expenses
 Administrative Servic-
  ing Fee/2/............    .03%          .03%            .02%          .02%            .05%
 Other Expenses/2/ (af-
  ter fee waivers)......    .52%          .42%            .44%          .45%            .39%
                           -----         -----           -----         -----           -----
Total Operating Expenses
 (after fee waivers)/2/
 .......................    .99%          .98%            .98%          .97%            .96%
                           =====         =====           =====         =====           =====

-------
1. The Fund's transfer agent imposes a direct $8.00 charge on each wire re-demption by noninstitutional (i.e. individual) investors which is not re-flected in the expense ratios presented herein. Shareholder organizations may charge their customers transaction fees in connection with redemptions. See "Redemption Procedures."
2. The Investment Adviser and Administrators may, from time to time, voluntar-ily waive part of their respective fees, which waivers may be terminated at any time. Until further notice, the Investment Adviser and/or Administra-tors intend to voluntarily waive fees in an amount equal to the Administra-tive Servicing Fee; and to further waive fees and reimburse expenses to the extent necessary for Shares of each of the Long-Term Supply of Energy, Pro-ductivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Re-structuring, Global Competitors and Early Life Cycle Funds (collectively, the "Theme Funds"), respectively, to maintain an annual expense ratio of not more than .99%. Without such fee waivers, "Advisory Fees" would be .75%, .75%, .60%, .60%, .60%, .60%, .60%, .60%, .60% and .60%, and "Total
   Operating Expenses" would be 1.08%, 1.09%, 1.35%, 1.21%, 2.42%, 1.26%,
   1.06%, 1.08%, 1.18% and 1.04% for the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively, and "Other Expenses" would be .72%, .58%, 1.78%, .63%, .43%, .46% and .56% for the Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring and Global Competitors Funds, respectively.

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual returns and (2) redemption of your investment at the end of the following periods:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Equity Fund....................................  $55     $77    $100     $167
Income and Growth Fund.........................   55      77     101      169
Long-Term Supply of Energy Fund................   55      75      97      160
Productivity Enhancers Fund....................   55      75      97      161
Environmentally-Related Products and Services
 Fund..........................................   55      75      97      161
Aging of America Fund..........................   55      75      97      161
Communication and Entertainment Fund...........   55      75      97      160
Business and Industrial Restructuring Fund.....   55      75      97      160
Global Competitors Fund........................   54      75      96      159
Early Life Cycle Fund..........................   54      74      96      158

  The foregoing expense summary and example (based on the maximum sales load payable on the Shares) are intended to assist investors in understanding the costs and expenses that an investor in Shares of the Funds will bear directly or indirectly. The expense summary sets forth advisory and other expenses pay-able with respect to Shares of the Funds for the fiscal year ended March 31, 1995. For more complete descriptions of the Funds' operating expenses, see "Management of the Funds" and "Description of Capital Stock" in this Prospectus and the financial statements and notes incorporated by reference in the State-ment of Additional Information.

  THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LOWER THAN THOSE SHOWN IN THE EXPENSE SUMMARY AND EXAMPLE.

                             FINANCIAL HIGHLIGHTS

  Prior to the date of this Prospectus, each Fund offered the Shares under this Prospectus. As of the date of this Prospectus, the Funds began offering a separate series of shares in the Equity, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds designated as Trust Shares. Trust Shares and the Shares offered under this Prospectus represent equal pro rata interests in each such Fund, except that Trust Shares bear the additional expense of distribution fees. See "Description of Capital Stock."

  The following tables include selected data for a Share outstanding throughout each period and other performance information derived from the financial statements included in Excelsior Fund's Annual Report to Shareholders for the year ended March 31, 1995 (the "Financial Statements"). The information contained in the Financial Highlights for each period has been audited by Ernst & Young LLP, Excelsior Fund's independent auditors. The following tables should be read in conjunction with the Financial Statements and notes thereto. More information about the performance of each Fund is also contained in the Annual Report to Shareholders which may be obtained from Excelsior Fund without charge by calling the number on the front cover of this Prospectus.

                                  EQUITY FUND

                                                     YEAR ENDED MARCH 31,
                          ------------------------------------------------------------------------------------
                           1995     1994     1993     1992    1991    1990    1989     1988     1987   1986/1/
                          -------  -------  -------  ------  ------  ------  ------  --------  ------  -------
Net Asset Value,
 Beginning of Period....  $ 19.17  $ 18.77  $ 16.28  $14.13  $13.87  $13.22  $11.32  $  13.56  $12.35  $ 8.00
                          -------  -------  -------  ------  ------  ------  ------  --------  ------  ------
Income From Investment
 Operations
 Net Investment Income..     0.07     0.05     0.08    0.13    0.28    0.34    0.19      0.15    0.18    0.18
 Net Gains or (Losses)
  on Securities
  (both realized and
  unrealized)...........     2.67     1.16     3.01    2.23    0.39    1.26    1.88     (1.63)   1.86    4.31
                          -------  -------  -------  ------  ------  ------  ------  --------  ------  ------
 Total From Investment
  Operations............     2.74     1.21     3.09    2.36    0.67    1.60    2.07     (1.48)   2.04    4.49
                          -------  -------  -------  ------  ------  ------  ------  --------  ------  ------
Less Distributions
 Dividends From Net
  Investment Income.....    (0.04)   (0.08)   (0.09)  (0.21)  (0.23)  (0.34)  (0.17)    (0.14)  (0.18)  (0.14)
 Dividends in Excess of
  Net Investment Income.     0.00     0.00     0.00    0.00    0.00    0.00    0.00      0.00    0.00    0.00
 Distributions From Net
  Realized Gain on
  Investments and
  Options...............    (0.47)   (0.39)   (0.51)   0.00   (0.18)  (0.61)   0.00     (0.62)  (0.65)   0.00
 Distributions in Excess
  of Net Realized Gain
  on Investments and
  Options...............     0.00    (0.34)    0.00    0.00    0.00    0.00    0.00      0.00    0.00    0.00
                          -------  -------  -------  ------  ------  ------  ------  --------  ------  ------
 Total Distributions....    (0.51)   (0.81)   (0.60)  (0.21)  (0.41)  (0.95)  (0.17)    (0.76)  (0.83)  (0.14)
                          -------  -------  -------  ------  ------  ------  ------  --------  ------  ------
Net Asset Value, End of
 Period.................  $ 21.40  $ 19.17  $ 18.77  $16.28  $14.13  $13.87  $13.22  $  11.32  $13.56  $12.35
                          =======  =======  =======  ======  ======  ======  ======  ========  ======  ======
Total Return/2/ ........   14.65%    6.54%   19.26%  16.87%   5.11%  11.98%  18.52%  (11.24)%  17.61%  56.74%
Ratios/Supplemental Data
 Net Assets, End of
  Period (in millions)..  $137.42  $122.26  $106.14  $71.62  $29.87  $25.98  $17.61  $  13.58  $13.40  $ 5.58
 Ratio of Net Operating
  Expenses to Average
  Net Assets............    1.05%    1.14%    1.08%   1.15%   1.23%   1.22%   1.16%     1.16%   1.21%   0.90%/3/
 Ratio of Gross
  Operating Expenses to
  Average
  Net Assets............    1.08%    1.14%    1.08%   1.15%   1.23%   1.22%   1.16%     1.16%   1.30%   2.74%/3/
 Ratio of Net Investment
  Income to Average
  Net Assets............    0.36%    0.25%    0.51%   0.87%   2.21%   2.45%   1.62%     1.26%   1.53%   2.63%/3/
 Portfolio Turnover
  Rate..................    23.0%    17.0%    24.0%   20.0%   41.0%   53.0%   46.0%     67.0%   86.0%  207.0%/3/

-------
NOTES:
1. Inception date of the Fund was April 25, 1985.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                             INCOME AND GROWTH FUND

                                                YEAR ENDED MARCH 31,
                          -------------------------------------------------------------------------
                           1995    1994    1993    1992    1991     1990    1989    1988    1987/1/
                          ------  ------  ------  ------  -------  ------  ------  -------  -------
Net Asset Value,
 Beginning of Period....  $11.94  $11.45  $ 9.10  $ 8.36  $  8.84  $ 9.09  $ 8.12  $  8.95  $ 8.00
                          ------  ------  ------  ------  -------  ------  ------  -------  ------
Income From Investment
 Operations
 Net Investment Income..    0.38    0.31    0.27    0.30     0.29    0.40    0.28     0.44    0.06
 Net Gains or (Losses)
  on Securities
  (both realized and
  unrealized)...........    0.26    0.46    2.43    0.72    (0.43)   0.19    1.15    (0.93)   0.89
                          ------  ------  ------  ------  -------  ------  ------  -------  ------
 Total From Investment
  Operations............    0.64    0.77    2.70    1.02    (0.14)   0.59    1.43    (0.49)   0.95
                          ------  ------  ------  ------  -------  ------  ------  -------  ------
Less Distributions
 Dividends From Net
  Investment Income.....   (0.35)  (0.27)  (0.35)  (0.28)   (0.34)  (0.39)  (0.46)   (0.21)   0.00
 Dividends in Excess of
  Net Investment Income.    0.00    0.00    0.00    0.00     0.00    0.00    0.00     0.00    0.00
 Distributions From Net
  Realized Gain on
  Investments and
  Options...............   (0.41)  (0.01)   0.00    0.00     0.00   (0.45)   0.00    (0.13)   0.00
 Distributions in Excess
  of Net Realized Gain
  on Investments and
  Options...............    0.00    0.00    0.00    0.00     0.00    0.00    0.00     0.00    0.00
                          ------  ------  ------  ------  -------  ------  ------  -------  ------
 Total Distributions....   (0.76)  (0.28)  (0.35)  (0.28)   (0.34)  (0.84)  (0.46)   (0.34)   0.00
                          ------  ------  ------  ------  -------  ------  ------  -------  ------
Net Asset Value, End of
 Period.................  $11.82  $11.94  $11.45  $ 9.10  $  8.36  $ 8.84  $ 9.09  $  8.12  $ 8.95
                          ======  ======  ======  ======  =======  ======  ======  =======  ======
Total Return/2/.........   5.74%   6.69%  30.45%  12.42%  (1.30%)   6.14%  18.36%  (5.43%)  11.88%
Ratios/Supplemental Data
 Net Assets, End of
  Period (in millions)..  $99.93  $96.68  $51.30  $23.25  $ 19.59  $23.66  $14.62  $  6.66  $ 3.71
 Ratio of Net Operating
  Expenses to Average
  Net Assets............   1.06%   1.17%   1.15%   1.23%    1.28%   1.24%   1.22%    1.27%   1.13%/3/
 Ratio of Gross
  Operating Expenses to
  Average
  Net Assets............   1.09%   1.17%   1.15%   1.23%    1.28%   1.24%   1.22%    1.27%   1.84%/3/
 Ratio of Net Investment
  Income to Average
  Net Assets............   3.31%   2.77%   2.76%   3.52%    3.64%   4.47%   4.09%    6.20%   4.25%/3/
 Portfolio Turnover
  Rate..................   36.0%   28.0%   28.0%   81.0%   148.0%   29.0%   24.0%    27.0%    7.0%/3/

-------
NOTES:
1. Inception date of the Fund was January 6, 1987.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                        LONG-TERM SUPPLY OF ENERGY FUND

                                       YEAR ENDED MARCH 31,
                                       ---------------------    PERIOD ENDED
                                         1995        1994     MARCH 31, 1993/1/
                                       ---------- ----------  -----------------
Net Asset Value, Beginning of Period.. $    7.70  $     7.81       $ 7.00
                                       ---------  ----------       ------
Income From Investment Operations
  Net Investment Income...............      0.09        0.08         0.01
  Net Gains or (Losses) on Securities
   (both realized and unrealized).....      0.24       (0.12)        0.80
                                       ---------  ----------       ------
  Total From Investment Operations....      0.33       (0.04)        0.81
                                       ---------  ----------       ------
Less Distributions
  Dividends From Net Investment
   Income.............................     (0.10)      (0.07)        0.00
  Dividends in Excess of Net
   Investment Income..................      0.00        0.00         0.00
  Distributions From Net Realized Gain
   on Investments and Options.........     (0.01)       0.00         0.00
  Distributions in Excess of Net
   Realized Gain on Investments
   and Options........................      0.00        0.00         0.00
                                       ---------  ----------       ------
  Total Distributions.................     (0.11)      (0.07)        0.00
                                       ---------  ----------       ------
Net Asset Value, End of Period........ $    7.92  $     7.70       $ 7.81
                                       =========  ==========       ======
Total Return/2/.......................     4.28%     (0.57)%       11.57%
Ratios/Supplemental Data
  Net Assets, End of Period (in
   millions).......................... $   15.81  $     6.83       $ 1.46
  Ratio Net Operating of Expenses to
   Average Net Assets.................     0.98%       0.99%        0.99%/3/
  Ratio of Gross Operating Expenses to
   Average Net Assets.................     1.35%       2.03%        7.03%/3/
  Ratio of Net Investment Income to
   Average Net Assets.................     1.18%       1.21%        1.69%/3/
  Portfolio Turnover Rate.............     31.0%        6.0%         0.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                          PRODUCTIVITY ENHANCERS FUND

                                       YEAR ENDED MARCH 31,
                                       ----------------------   PERIOD ENDED
                                          1995       1994     MARCH 31, 1993/1/
                                       ----------  ---------- -----------------
Net Asset Value, Beginning of Period.. $     7.88  $    6.94       $  7.00
                                       ----------  ---------       -------
Income From Investment Operations
  Net Investment Income...............      (0.01)      0.00          0.01
  Net Gains or (Losses) on Securities
   (both realized and unrealized).....       0.35       0.96         (0.07)
                                       ----------  ---------       -------
  Total From Investment Operations....       0.34       0.96         (0.06)
                                       ----------  ---------       -------
Less Distributions
  Dividends From Net Investment
   Income.............................       0.00       0.00          0.00
  Dividends in Excess of Net
   Investment Income..................       0.00      (0.02)         0.00
  Distributions From Net Realized Gain
   on Investments and Options.........      (0.10)      0.00          0.00
  Distributions in Excess of Net
   Realized Gain on Investments
   and Options........................       0.00       0.00          0.00
                                       ----------  ---------       -------
  Total Distributions.................      (0.10)     (0.02)         0.00
                                       ----------  ---------       -------
Net Asset Value, End of Period........ $     8.12  $    7.88       $  6.94
                                       ==========  =========       =======
Total Return/2/.......................      4.45%     13.81%       (0.86)%
Ratios/Supplemental Data
  Net Assets, End of Period (in
   millions).......................... $    18.27  $   15.70       $  3.37
  Ratio of Net Operating Expenses to
   Average Net Assets.................      0.99%      0.99%         0.99%/3/
  Ratio of Gross Operating Expenses to
   Average Net Assets.................      1.21%      1.49%         4.23%/3/
  Ratio of Net Investment
   Income/(Loss) to Average Net
   Assets.............................    (0.10)%      0.01%         1.29%/3/
  Portfolio Turnover Rate.............     276.0%     198.0%        183.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

               ENVIRONMENTALLY-RELATED PRODUCTS AND SERVICES FUND

                                       YEAR ENDED MARCH 31,
                                       ---------------------    PERIOD ENDED
                                         1995        1994     MARCH 31, 1993/1/
                                       ---------- ----------  -----------------
Net Asset Value, Beginning of Period.. $    6.24  $     6.95       $  7.00
                                       ---------  ----------       -------
Income From Investment Operations
  Net Investment Loss.................     (0.01)       0.00          0.00
  Net Gains or (Losses) on Securities
   (both realized and unrealized).....     (0.01)      (0.71)        (0.05)
                                       ---------  ----------       -------
  Total From Investment Operations....     (0.02)      (0.71)        (0.05)
                                       ---------  ----------       -------
Less Distributions
  Dividends From Net Investment
   Income.............................      0.00        0.00          0.00
  Dividends in Excess of Net
   Investment Income..................     (0.01)       0.00          0.00
  Distributions From Net Realized Gain
   on Investments and Options.........      0.00        0.00          0.00
  Distributions in Excess of Net
   Realized Gain on Investments
   and Options........................      0.00        0.00          0.00
                                       ---------  ----------       -------
  Total Distributions.................     (0.01)       0.00          0.00
                                       ---------  ----------       -------
Net Asset Value, End of Period........ $    6.21  $     6.24       $  6.95
                                       =========  ==========       =======
Total Return/2/.......................   (0.27)%    (10.15)%       (0.71)%
Ratios/Supplemental Data
  Net Assets, End of Period (in
   millions).......................... $    4.36  $     4.53       $  2.45
  Ratio of Net Operating Expenses to
   Average Net Assets.................     0.99%       0.99%         0.99%/3/
  Ratio of Gross Operating Expenses to
   Average Net Assets.................     2.42%       2.20%         2.83%/3/
  Ratio of Net Investment
   Income/(Loss) to Average Net
   Assets.............................   (0.10)%     (0.07)%         0.32%/3/
  Portfolio Turnover Rate.............     61.0%       28.0%          0.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                             AGING OF AMERICA FUND

                                       YEAR ENDED MARCH 31,
                                       ----------------------    PERIOD ENDED
                                          1995        1994     MARCH 31, 1993/1/
                                       ----------  ----------  -----------------
Net Asset Value, Beginning of Period.  $     6.99  $     7.01        $7.00
                                       ----------  ----------        -----
Income From Investment Operations
  Net Investment Income..............        0.04        0.03         0.01
  Net Gains or (Losses) on Securities
   (both realized and unrealized)....        0.85       (0.02)        0.00
                                       ----------  ----------        -----
  Total From Investment Operations...        0.89        0.01         0.01
                                       ----------  ----------        -----
Less Distributions
  Dividends From Net Investment
   Income............................       (0.04)      (0.03)        0.00
  Dividends in Excess of Net
   Investment Income.................        0.00        0.00         0.00
  Distributions From Net Realized
   Gain on Investments and Options...        0.00        0.00         0.00
  Distributions in Excess of Net
   Realized Gain on Investments
   and Options.......................        0.00        0.00         0.00
                                       ----------  ----------        -----
  Total Distributions................       (0.04)      (0.03)        0.00
                                       ----------  ----------        -----
Net Asset Value, End of Period.......  $     7.84  $     6.99        $7.01
                                       ==========  ==========        =====
Total Return/2/......................      12.80%       0.13%        0.14%
Ratios/Supplemental Data
  Net Assets, End of Period (in
   millions).........................  $    22.17  $    10.58        $2.39
  Ratio of Net Operating Expenses to
   Average Net Assets................       0.99%       0.99%        0.99%/3/
  Ratio of Gross Operating Expenses
   to Average Net Assets.............       1.26%       1.82%        3.87%/3/
  Ratio of Net Investment Income to
   Average Net Assets................       0.63%       0.59%        0.77%/3/
  Portfolio Turnover Rate............       14.0%       24.0%        14.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                      COMMUNICATION AND ENTERTAINMENT FUND

                                       YEAR ENDED MARCH 31,
                                       ----------------------    PERIOD ENDED
                                          1995        1994     MARCH 31, 1993/1/
                                       ----------  ----------  -----------------
Net Asset Value, Beginning of Period.  $     8.75  $     7.61        $7.00
                                       ----------  ----------        -----
Income From Investment Operations
  Net Investment Income..............        0.04        0.02         0.01
  Net Gains or (Losses) on Securities
   (both realized and unrealized)....        1.06        1.52         0.60
                                       ----------  ----------        -----
  Total From Investment Operations...        1.10        1.54         0.61
                                       ----------  ----------        -----
Less Distributions
  Dividends From Net Investment
   Income............................       (0.04)      (0.03)        0.00
  Dividends in Excess of Net
   Investment Income.................        0.00        0.00         0.00
  Distributions From Net Realized
   Gain on Investments and Options...       (0.17)      (0.37)        0.00
  Distributions in Excess of Net
   Realized Gain on Investments
   and Options.......................        0.00        0.00         0.00
                                       ----------  ----------        -----
  Total Distributions................       (0.21)      (0.40)        0.00
                                       ----------  ----------        -----
Net Asset Value, End of Period.......  $     9.64  $     8.75        $7.61
                                       ==========  ==========        =====
Total Return/2/......................      12.87%      20.07%        8.71%
Ratios/Supplemental Data
  Net Assets, End of Period (in
   millions).........................  $    29.91  $    21.02        $5.79
  Ratio of Net Operating Expenses to
   Average Net Assets................       0.98%       0.98%        0.99%/3/
  Ratio of Gross Operating Expenses
   to Average Net Assets.............       1.06%       1.16%        2.20%/3/
  Ratio of Net Investment Income to
   Average Net Assets................       0.46%       0.29%        1.06%/3/
  Portfolio Turnover Rate............       56.0%       60.0%        25.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                   BUSINESS AND INDUSTRIAL RESTRUCTURING FUND

                                       YEAR ENDED MARCH 31,
                                       ----------------------    PERIOD ENDED
                                          1995        1994     MARCH 31, 1993/1/
                                       ----------  ----------  -----------------
Net Asset Value, Beginning of Period.  $     9.64  $     7.71       $ 7.00
                                       ----------  ----------       ------
Income From Investment Operations
  Net Investment Income..............        0.07        0.06         0.02
  Net Gains or (Losses) on Securities
   (both realized and unrealized)....        1.02        1.96         0.69
                                       ----------  ----------       ------
  Total From Investment Operations...        1.09        2.02         0.71
                                       ----------  ----------       ------
Less Distributions
  Dividends From Net Investment
   Income............................       (0.06)      (0.07)        0.00
  Dividends in Excess of Net
   Investment Income.................        0.00        0.00         0.00
  Distributions From Net Realized
   Gain on Investments and Options...       (0.12)      (0.02)        0.00
  Distributions in Excess of Net
   Realized Gain on Investments
   and Options.......................        0.00        0.00         0.00
                                       ----------  ----------       ------
  Total Distributions................       (0.18)      (0.09)        0.00
                                       ----------  ----------       ------
Net Asset Value, End of Period.......  $    10.55  $     9.64       $ 7.71
                                       ==========  ==========       ======
Total Return/2/......................      11.49%      26.40%       10.14%
Ratios/Supplemental Data
  Net Assets, End of Period (in
   millions).........................  $    30.18  $    14.44       $ 1.94
  Ratio of Net Operating Expenses to
   Average Net Assets................       0.98%       0.99%        0.99%/3/
  Ratio of Gross Operating Expenses
   to Average Net Assets.............       1.08%       1.73%        5.85%3
  Ratio of Net Investment Income to
   Average Net Assets................       0.83%       0.77%        2.48%/3/
  Portfolio Turnover Rate............       82.0%       75.0%         9.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                            GLOBAL COMPETITORS FUND

                                       YEAR ENDED MARCH 31,
                                       ----------------------    PERIOD ENDED
                                          1995        1994     MARCH 31, 1993/1/
                                       ----------  ----------  -----------------
Net Asset Value, Beginning of Period.  $     7.69  $     7.28        $7.00
                                       ----------  ----------        -----
Income From Investment Operations
  Net Investment Income..............        0.07        0.05         0.01
  Net Gains or (Losses) on Securities
   (both realized and unrealized)....        0.90        0.41         0.27
                                       ----------  ----------        -----
  Total From Investment Operations...        0.97        0.46         0.28
                                       ----------  ----------        -----
Less Distributions
  Dividends from Net Investment
   Income............................       (0.07)      (0.05)        0.00
  Dividends in Excess of Net
   Investment Income.................        0.00        0.00         0.00
  Distributions from Net Realized
   Gain on Investments and Options...        0.00        0.00         0.00
  Distributions in Excess of Net
   Realized Gain on Investments
   and Options.......................        0.00        0.00         0.00
                                       ----------  ----------        -----
  Total Distributions................       (0.07)      (0.05)        0.00
                                       ----------  ----------        -----
Net Asset Value, End of Period.......  $     8.59  $     7.69        $7.28
                                       ==========  ==========        =====
Total Return/2/......................      12.73%       6.29%        4.00%
Ratios/Supplemental Data
  Net Assets, End of Period (in
   millions).........................  $    25.50  $    10.06        $2.04
  Ratio of Net Operating Expenses to
   Average Net Assets................       0.97%       0.99%        0.99%/3/
  Ratio of Gross Operating Expenses
   to Average Net Assets.............       1.18%       1.72%        3.97%/3/
  Ratio of Net Investment Income to
   Average Net Assets................       1.04%       0.81%        0.82%/3/
  Portfolio Turnover Rate............       29.0%       19.0%         0.0%

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                             EARLY LIFE CYCLE FUND

                                       YEAR ENDED MARCH 31,
                                       ----------------------    PERIOD ENDED
                                          1995        1994     MARCH 31, 1993/1/
                                       ----------  ----------  -----------------
Net Asset Value, Beginning of Period.  $     8.66  $     7.40        $7.00
                                       ----------  ----------        -----
Income From Investment Operations
  Net Investment Income..............       (0.02)      (0.01)        0.00
  Net Gains or (Losses) on Securities
   (both realized and unrealized)....        1.31        1.36         0.40
                                       ----------  ----------        -----
  Total From Investment Operations...        1.29        1.35         0.40
                                       ----------  ----------        -----
Less Distributions
  Dividends From Net Investment
   Income............................        0.00        0.00         0.00
  Dividends in Excess of Net
   Investment Income.................        0.00        0.00         0.00
  Distributions From Net Realized
   Gain on Investments and Options...       (0.18)      (0.09)        0.00
  Distributions in Excess of Net
   Realized Gain on Investments
   and Options.......................        0.00        0.00         0.00
                                       ----------  ----------        -----
  Total Distributions................       (0.18)      (0.09)        0.00
                                       ----------  ----------        -----
Net Asset Value, End of Period.......  $     9.77  $     8.66        $7.40
                                       ==========  ==========        =====
Total Return/2/......................      15.16%      18.27%        5.71%
Ratios/Supplemental Data
  Net Assets, End of Period (in
   millions).........................  $    47.78  $    24.95        $5.51
  Ratio of Net Operating Expenses to
   Average Net Assets................       0.96%       0.95%        0.99%/3/
  Ratio of Gross Operating Expenses
   to Average Net Assets.............       1.04%       1.15%        2.70%/3/
  Ratio of Net Investment
   Income/(Loss) to Average Net
   Assets............................     (0.23)%     (0.25)%        0.12%/3/
  Portfolio Turnover Rate............       42.0%       20.0%         4.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

               U.S. TRUST'S INVESTMENT PHILOSOPHY AND STRATEGIES

 U.S. Trust offers a variety of specialized fiduciary and financial services to high-net worth individuals, institutions and corporations. As one of the largest institutions of its type, U.S. Trust prides itself in offering an at-tentive and high level of service to each of its clients. The Excelsior Funds offer individual investors access to U.S. Trust's services.

 Philosophy. In managing investments for the Funds, U.S. Trust follows a long-term investment philosophy which generally does not change with the short-term variability of financial markets or fundamental conditions. U.S. Trust's ap-proach begins with the conviction that all worthwhile investments are grounded in value. The Investment Adviser believes that an investor can identify funda-mental values that eventually should be reflected in market prices. U.S. Trust believes that over time, a disciplined search for fundamental value will achieve better results than attempting to take advantage of short-term price movements.

 Implementation of this long-term value philosophy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, U.S. Trust in managing investments for the Funds is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

 Strategies. In order to translate its investment philosophy into more spe-cific guidance for selection of investments, the Investment Adviser uses three specific strategies. These strategies, while identified separately, may over-lap so that more than one may be applied in an investment decision.

 U.S. Trust's "PROBLEM/OPPORTUNITY STRATEGY" seeks to identify industries and companies with the capabilities to provide solutions to or benefit from com-plex problems such as the changing demographics and aging of the U.S. popula-tion or the need to enhance industrial productivity. U.S. Trust's second strategy is a "TRANSACTION VALUE" comparison of a company's real underlying asset value with the market price of its shares and with the sale prices for similar assets changing ownership in public market transactions. Differences between a company's real asset value and the price of its shares often are corrected over time by restructuring of the assets or by market recognition of their value. U.S. Trust's third strategy involves identifying "EARLY LIFE CY-CLE" companies whose products are in their earlier stages of development or that seek to exploit new markets. Frequently such companies are smaller compa-nies, but early life cycle companies may also include larger established com-panies with new products or markets for existing products. The Investment Ad-viser believes that over time the value of such companies should be recognized in the market.

 Themes. To complete U.S. Trust's investment philosophy, the three portfolio strategies discussed above are applied in concert with several "longer-term investment themes" to identify investment opportunities. The Investment Ad-viser believes these longer-term themes represent strong and inexorable trends. The Investment Adviser also believes that understanding the instiga-tion, catalysts and effects of these longer-term trends should help to iden-tify companies that are beneficiaries of these trends.

                      INVESTMENT OBJECTIVES AND POLICIES

 The Investment Adviser will use its best efforts to achieve the investment objective of each Fund, although their achievement cannot be assured. The in-vestment objective of each Fund is "fundamental," meaning that it may not be changed without a vote of the holders of a majority of the particular Fund's outstanding shares (as defined under "Miscellaneous"). Except as noted below in "Investment Limitations," the investment policies of each Fund may be changed without a vote of the holders of a majority of the outstanding shares of such Fund.

EQUITY FUND

 The Equity Fund's investment objective is to seek long-term capital apprecia-tion. The Equity Fund invests in companies which the Investment Adviser be-lieves have value currently not recognized in the market prices of the compa-nies' securities. The Investment Adviser uses the investment philosophy, strategies and themes discussed above to identify such investment values and to diversify the Fund's investments over a variety of industries and types of companies. See "Investment Policies Common to the Equity Fund and the Theme Funds" for a discussion of various investment policies applicable to the Eq-uity Fund.

THEME FUNDS

 Eight Theme Funds are offered having the common investment objective of long-term capital appreciation. As noted above, these Theme Funds are based on themes identified and followed by the Investment Adviser. Each Theme Fund's key policies are discussed below. Additional policies common to all Theme Funds are discussed after this section.

 LONG-TERM SUPPLY OF ENERGY FUND--invests in companies which the Investment Adviser believes will benefit from the availability, development and delivery of secure hydrocarbon and other energy sources. Such companies include those engaged in the following types of activities: the production, transmission, marketing, control or measurement of energy or fuels; providing products or services to companies engaged in such activities; energy-related research, ex-perimentation and consulting; and environmental activities such as pollution control and energy conservation. Included in such companies are oil and gas production and pipeline companies; drilling and drilling service companies; electric and gas utilities; and other energy resource companies such as coal producers and newer resources such as geothermal and solar energy producers. Normally, at least 25% of the Fund's assets will be invested in the crude oil, petroleum and natural gas industry. However, less than that amount may be so invested if there have been changes in governmental regulations, world eco-nomic and political events, exploration or production spending; or supply, de-mand or prices of crude oil, petroleum, natural gas or other energy sources, and in the Investment Adviser's opinion, such changes would have an adverse affect on the securities of companies in that industry. Under normal condi-tions, at least 65% of the Fund's total assets will be invested in companies of the type described in this paragraph.

 Among the characteristics the Investment Adviser currently looks for in en-ergy and energy-related investments are companies or energy sources which the Investment Adviser believes are:

- dedicated to producing supplies of energy at economically acceptable cost;
- located in politically and economically stable or "secure" areas, i.e, sub-ject only to minimal risk of disruption for political or ideological rea-sons, or by economic "warfare" or systemic economic weakness;
- available in continuous, sufficient quantity to be reliable and economically significant;
- involved in energy which is easily and economically transportable and dis-tributable to where it is consumed.

 PRODUCTIVITY ENHANCERS FUND--invests in companies which the Investment Ad-viser believes will benefit from their roles as innovators, developers and suppliers of goods and services which enhance service and manufacturing pro-ductivity or companies that are most effective at obtaining and applying pro-ductivity enhancement developments. The essential criteria for such products and services is that they have the ability to increase a user's productivity, e.g., enable the user to generate equal or greater economic value at lower to-tal unit cost than alternatives or provide measurable improvement of produc-tivity by the provider or the user. Such companies may include but are not limited to production automation manufacturers, computer hardware and software producers and distributors, communications and mobile telephone providers, and companies involved with cost control, asset redeployment and downsizing activ-ities and enhancing the utilization of technology. Under normal conditions, at least 65% of the Fund's total assets will be invested in companies of the type described in this para-graph.

 ENVIRONMENTALLY-RELATED PRODUCTS AND SERVICES FUND--invests in companies which the Investment Adviser believes will benefit from their provision of products, technologies and services related to conservation, protection and restoration of the environment. Such companies may include but are not limited to companies engaged in waste management and pollution control, prevention and cleanup activities. The Fund is not intended to be an "environmentally cor-rect" fund and may invest in companies without regard to whether they are en-gaged in operations harmful to the environment. Under normal conditions, at least 65% of the Fund's total assets will be invested in companies of the type described in this paragraph.

 The Fund may also invest a portion of its assets in securities of companies that offer products and services used by individuals in response to ecological concerns and concerns relating to their social environment. Such investments may include, without limitation, securities of companies that produce protec-tive clothing, sunscreens and personal security products.

 AGING OF AMERICA FUND--invests in companies which the Investment Adviser be-lieves will benefit from the changes occurring in the demographic structure of the U.S. population, particularly its growing proportion of individuals over the age of 40. In analyzing companies for this Fund, the Investment Adviser considers carefully the ongoing changes in the mean and median ages of the U.S. population and the resulting effects on the lifestyles and day-to-day economic actions of the population as a whole. Companies currently positioned to benefit from such changes include health care, pharmaceutical, biotechnol-ogy and similar health-related firms. In addition, certain clothing, financial services, entertainment, real estate and housing, food and beverage and other types of companies may be positioned to benefit from the demographic changes. Under normal conditions, at least 65% of the Fund's total assets will be in-vested in companies of the type described in this paragraph.

 COMMUNICATION AND ENTERTAINMENT FUND--invests in companies which the Invest-ment Adviser believes will benefit from the technological and international transformation of the communications and entertainment industries, particu-larly the convergence of information, communication and entertainment media. Such companies may include those engaged in the development, production, sale and distribution of products or services in the broadcast, radio and televi-sion, leisure, entertainment, amusement, publishing, telecommunications serv-ices and equipment, and telephone utilities industries. In analyzing companies for investment, the Investment Adviser may focus on firms which the Investment Adviser believes are innovators of or will benefit from the melding of comput-er, communications and entertainment technologies. Under normal conditions, at least 65% of the Fund's total assets will be invested in companies of the type described in this paragraph.

 BUSINESS AND INDUSTRIAL RESTRUCTURING FUND--invests in companies which the Investment Adviser believes will benefit from their restructuring or redeploy-ment of assets and operations in order to become more competitive or profit-able. Such companies may include those involved in prospective mergers, con-solidations, liquidations, spin-offs, financial restructurings and reorganiza-tions. The business activities of such companies are not limited in any way. Under normal conditions, at least 65% of the Fund's total assets will be in-vested in companies of the type described in this paragraph. The Investment Adviser's focus is to find companies whose restructuring activities offer sig-nificant value and investment potential. For the past several years, leveraged buy-outs and mergers have been prominent trends. Currently, a great deal of value is being created as companies deleverage, recapitalize, and rationalize their operations in order to increase profitability. There is risk in these types of investments. For example, should a company be unsuccessful in reduc-ing its debt, it may be forced into default on its debt, increasing its debt or bankruptcy.

 GLOBAL COMPETITORS FUND--invests primarily in U.S.-based companies which the Investment Adviser believes will benefit from their position as effective and strong competitors on a global basis. Such companies are characterized by their ability to supply something unique or of greater value, or to deliver goods and services more efficiently or reliably. These companies develop and implement international marketing strategies for their goods and services. The range of businesses encompassed by this policy is broad and, by way of example, may in-clude companies engaged in soft drink production and sales, clothing manufac-turers, tobacco product producers, precision instrument and aerospace provid-ers, and a variety of communications systems, biotechnology and high technology suppliers. While the Fund will invest primarily in U.S.-based companies with such features, up to 20% of the Fund's assets may be invested in non-U.S.-based global competitors. The Fund will not engage in currency hedging in an attempt to anticipate currency fluctuations with respect to any such foreign invest-ments. Under normal conditions, the Fund will invest in securities of issuers from at least three countries and at least 65% of the Fund's total assets will be invested in companies of the type described in this paragraph.

 EARLY LIFE CYCLE FUND--invests primarily in smaller companies which are in the earlier stages of their development or larger or more mature companies engaged in new and higher growth potential operations. An early life cycle company is one which is early in its development as a company, yet has demonstrated or is expected to achieve substantial long-term earnings growth. More mature or larg-er, established companies may also be positioned for accelerating earnings be-cause of rejuvenated management, new products, new markets for existing prod-ucts or structural changes in the economy. In selecting companies for invest-ment, the Investment Adviser looks for innovative companies whose potential has not yet been fully recognized by the securities markets. Under normal condi-tions, at least 65% of the Fund's total assets will be invested in companies with capitalization of $1 billion or less. The risk and venture oriented nature of such companies naturally entails greater risk for investors when contrasted with investing in more established companies.

INVESTMENT POLICIES COMMON TO THE EQUITY FUND AND THE THEME FUNDS

 Under normal market and economic conditions, the Equity and each Theme Fund will invest at least 65% of its total assets in common stock, preferred stock and securities convertible into common stock. Normally, up to 35% of each such Fund's total assets may be invested in other securities and instruments includ-ing, e.g., other investment-grade debt securities, warrants, options, and futures instruments as described in more detail below. During temporary defen-sive periods or when the Investment Adviser believes that suitable stocks or convertible securities are unavailable, each Fund may hold cash or invest some or all of its assets in U.S. Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obliga-tions.

 In managing the Equity and Theme Funds, the Investment Adviser seeks to pur-chase securities having value currently not recognized in the market price of a security, consistent with the strategies discussed above.

 Portfolio holdings will include common stocks of companies having capitaliza-tions of varying amounts, and all Funds will invest in the securities of high growth, small companies where the Investment Adviser expects earnings and the price of the securities to grow at an above-average rate. As discussed above, the Early Life Cycle Fund emphasizes such companies. Certain securities owned by the Equity and Theme Funds may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation serv-ice commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, there may be a greater fluctuation in the value of a Fund's Shares, and a Fund may be required, in order to meet redemptions or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

 The Equity and Theme Funds may invest in the securities of foreign issuers. The Funds may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs represent receipts typically issued by a U.S. bank or trust company which evidence owner-ship of underlying securities of foreign issuers. Investments in unsponsored ADRs involve additional risk because financial information based on generally accepted accounting principles ("GAAP") may not be available for the foreign issuers of the underlying securities. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be con-verted.

INCOME AND GROWTH FUND

 The Income and Growth Fund has two investment objectives. Its primary invest-ment objective is to seek to provide moderate current income and then, as a secondary objective, to achieve capital appreciation from its investments. In attempting to achieve these two objectives, the Income and Growth Fund invests, during normal market and economic conditions, a substantial portion of its as-sets in common stock, preferred stock and securities convertible into common stock. The Fund's investments in equity securities will be income-oriented, and it is expected that a portion of its assets will be invested on a regular basis in debt obligations.

 The Fund may invest in the securities of foreign issuers. The Fund may also invest indirectly in the securities of foreign issuers through sponsored and unsponsored ADRs. For information on ADRs, see "Investment Policies Common to the Equity Fund and the Theme Funds."

 In managing the equity portion of the Income and Growth Fund, the Investment Adviser will generally select securities that are expected to pay dividends and other distributions which will result in moderate current income when added to the income from the Fund's non-equity investments. As a general matter, the In-vestment Adviser will use the three strategies described above in "U.S. Trust's Investment Philosophy and Strategies"--problem/opportunity, transaction value, and early life cycle. In applying these strategies, however, the Investment Ad-viser will place greater emphasis on the current and anticipated income of par-ticular securities and lesser emphasis on the potential for capital apprecia-tion. As a result, the Income and Growth Fund can be expected to have a rela-tively smaller proportion of its assets invested in common shares of early life cycle companies than the Equity Fund or other Theme Funds. The Investment Ad-viser may also purchase equity securities for the Income and Growth Fund from time to time without regard to the strategies outlined above if it determines that the purchase is in furtherance of the Fund's investment objectives.

 Debt obligations may be acquired by the Income and Growth Fund to produce in-come and (under certain conditions) capital appreciation, and may include both convertible and non-convertible corporate and government bonds, debentures, money market instruments, repurchase agreements collateralized by U.S. Govern-ment obligations, and other types of instruments listed in the next paragraph. Except as stated below, investments in debt obligations will be limited to those that are considered to be investment grade-i.e., debt obligations classi-fied within the four highest ratings of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or, if unrated, which are determined by the Investment Adviser to be of comparable quality. However, the Investment Adviser may at any time acquire other, non-investment grade ob-ligations when it believes that their investment characteristics make them de-sirable acquisitions for the Income and Growth Fund in light of its investment objectives and current portfolio mix, so long as, under normal market and eco-nomic conditions, no more than 5% of the Fund's total assets are invested in non-investment grade debt obligations.

Notwithstanding the foregoing, the Fund may invest up to 35% of its total as-sets in non-investment grade convertible debt obligations. Non-investment grade obligations (those that are rated "Ba" or lower by Moody's and, at the same time, "BB" or lower by S&P or unrated obligations), commonly referred to as "junk bonds", have speculative characteristics. Risks associated with lower-rated debt securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities,
(e) the impact that legislation may have on the high yield bond market (and, in turn, on the Fund's net asset value and investment practices), and (f) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely effect their ability to serv-ice their principal and interest payment obligations, to meet projected busi-ness goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds and adversely effect the value of out-standing bonds and the ability of the issuers to repay principal and interest. If the issuer of a debt obligation held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor per-ceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market.

 Debt obligations rated "BB," "B" or "CCC" by S&P are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "CCC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse condi-tions. The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating. The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or im-plied "CCC-" debt rating, and may be used to cover a situation where a bank-ruptcy petition has been filed, but debt service payments are continued. The rating "CI" is reserved for income bonds on which no interest is being paid. Debt obligations rated "D" are in default, and payments of interest and/or re-payment of principal is in arrears. The ratings from "AA" through "CCC" are sometimes modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's has a similar classifica-tion scheme for non-investment grade debt obligations. Debt obligations rated "Ba," "B," "Caa," "Ca" and "C" provide questionable protection of interest and principal. The rating "Ba" indicates that a debt obligation has some specula-tive characteristics. The rating "B" indicates a general lack of characteris-tics of desirable investment. Debt obligations rated "Caa" are of poor quality, while debt obligations rated "Ca" are considered highly speculative. "C" repre-sents the lowest rated class of debt obligations. Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" reflects a mid-range rank-ing; and the modifier "3" indicates that the security ranks at the lower end of its generic rating category.

 In addition, the Income and Growth Fund may invest up to 10% of its total as-sets in other types of instruments, including warrants, options and other rights to purchase securities; liquidating trust receipts; limited partnership interests; certificates of beneficial ownership; creditor claims; and loan par-ticipations. Such instruments may represent ownership or creditor interests in a wide range of assets or businesses, and may be acquired by the Income and Growth Fund for either income purposes (as would normally be the case with in-struments such as liquidating trust receipts) or capital appreciation (as would be the case with warrants and options). In certain instances, there may be no established market for such instruments. The Income and Growth Fund will, however, at no time invest more than 10% of the value of its net assets in se-curities that are illiquid or for which market quotations are not readily available. Further, certain of these instruments may have speculative charac-teristics. For example, certain instruments may be issued by companies that are insolvent or have otherwise defaulted on their debt obligations. Such com-panies may be involved in bankruptcy reorganization proceedings. Warrants and options acquired by the Income and Growth Fund are subject to the possible loss of the entire premium paid by the Fund if the market price of the under-lying security falls below the exercise price. The Investment Adviser will purchase such obligations only when it determines that the potential return justifies the attendant risks. The investment features of the foregoing in-struments and investment risks involving their acquisition are described fur-ther in the Statement of Additional Information. Additionally, some of the instruments described above may not be "securities" or may not produce quali-fying income for purposes of the provisions of the Internal Revenue Code of 1986, as amended, applicable to investment companies. See "Taxes--Federal" be-low for a discussion of such provisions.

RISK FACTORS

 Each Fund is subject to market risk, interest rate risk and in some cases in-dustry risk. Market risk is the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the values of each Fund. In addition, the prices of bonds and other debt instruments generally fluctuate inversely with interest rate changes. Factors affecting debt securities will affect all of the Funds' debt holdings.

 The Long-Term Supply of Energy Fund will normally concentrate its investments in the crude oil, petroleum and natural gas industry. Accordingly, it will be susceptible to industry risk, the possibility that a particular group of stocks will decline in price due to industry-specific developments.

 Energy-related investments are affected generally by supply, demand, and other competitive factors for the companies' specific products and services. They are also affected by unpredictable factors such as the supply and demand for oil, gas, electricity and other energy sources, prices of such energy sources, exploration and production spending, governmental regulation, and world economic and political events. In addition, utilities firms in the en-ergy field are subject to a variety of factors affecting the public utilities industries, including: difficulty obtaining adequate returns on invested capi-tal which are typically subject to the control and scrutiny of public service commissions; restrictions on operations and increased costs and delays as a result of environmental considerations; costs of and ability to secure financ-ing for large construction and development projects; difficulties in obtaining secure energy resources; the uncertain effects of conservation efforts; and a variety of issues concerning financing, governmental approval and environmen-tal aspects of nuclear power facilities.

 Environmentally-related investments are affected generally by issues and un-certainties impacting the specialty chemicals, engineering and construction, machinery and pollution control industries. Such factors include the supply, demand, and other normal competitive factors for the various portfolio compa-nies' products and services. The environmental products and services industry generally has been affected positively by legislation resulting in stricter governmental regulations and enforcement policies for both commercial and gov-ernmental generators of waste, as well as by specific expenditures for cleanup efforts. Chemical products are affected, for example, by product obsolescence and competition; the handling of hazardous chemicals and products; and the po-tential for calamitous accidents. In addition to supply and demand factors, engineering, construction and machinery companies are affected by changes in interest rates and governmental spending and financing of public works and cleanup projects. Fi-nally, all of these types of companies are heavily affected by regulation of various governments, including the federal Environmental Protection Agency and its state counterparts. As regulations are developed and enforced, such compa-nies may be required to alter or cease production of a product or service or to agree to restrictions on their operations.

 Companies in the various communications and entertainment industries encoun-ter intense competition, short product life cycles and rapidly changing con-sumer tastes. In addition, companies in the telecommunications and utilities industries are subject to heavy governmental regulation.

 Small companies may have limited product lines, markets, or financial re-sources, or may be dependent upon a small management group, and their securi-ties may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities typically are traded in lower volume and because the issuers typically are subject to a greater de-gree to changes in their earnings and prospects.

 All Funds may invest in the securities of foreign issuers. Investments in foreign securities involve certain risks not ordinarily associated with in-vestments in domestic securities. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restric-tions. In addition, with respect to certain countries there is the possibility of expropriation of assets, confiscatory taxation, political or social insta-bility or diplomatic developments which could adversely affect investments in those countries. There may be less publicly available information about a for-eign company than about a U.S. company, and foreign companies may not be sub-ject to accounting, auditing and financial reporting standards and require-ments comparable to or as uniform as those of U.S.-based companies. Foreign securities markets, while growing in volume, have, for the most part, substan-tially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S.-based companies. Transaction costs on foreign securities markets are gen-erally higher than in the United States. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the United States and a Fund might have greater difficulty taking appropriate legal action in a foreign court. Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions al-lowed to investors under the Federal income tax provisions, they may reduce the net return to the shareholders.

 The Funds should not be considered a complete investment program. In view of the specialized nature of their investment activities, investment in the Eq-uity and Theme Funds' shares may be suitable only for those investors who can invest without concern for current income and are financially able to assume risk in search of long-term capital gains.

 Securities of companies discussed in this section may be more volatile than the overall market.

                        PORTFOLIO INSTRUMENTS AND OTHER
                            INVESTMENT INFORMATION

MONEY MARKET INSTRUMENTS

 All Funds may invest in "money market instruments," which include, among other things, bank obligations, commercial paper and corporate bonds with re-maining maturities of 13 months or less.

 Bank obligations include bankers' acceptances, negotiable certificates of de-posit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the

Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan asso-ciation or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obli-gations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations of foreign branches of do-mestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of a Fund's total assets may be invested in any one branch, and no more than 20% of a particular Fund's total assets at the time of purchase may be invested in the aggregate in such obli-gations (see investment limitation No. 5 below under "Investment Limita-tions"). Investments in time deposits are limited to no more than 5% of the value of a Fund's total assets at the time of purchase.

 Investments by the Funds in commercial paper will consist of issues that are rated "A-2" or better by S&P or "Prime-2" or better by Moody's. In addition, each Fund may acquire unrated commercial paper that is determined by the In-vestment Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the particular Fund.

 Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instru-ment purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument. Any security which cannot be disposed of within seven days without taking a reduced price will be considered an illiquid security subject to the 10% limitation dis-cussed below under "Investment Limitations."

GOVERNMENT OBLIGATIONS

 All Funds may invest in U.S. Government obligations, including U.S. Treasury Bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration.

REPURCHASE AGREEMENTS

 In order to effectively manage their cash holdings, the Funds may enter into repurchase agreements. Each Fund will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Invest-ment Adviser, pursuant to guidelines established by Excelsior Fund's Board of Directors. No Fund will enter into repurchase agreements with the Investment Adviser or any of its affiliates. Repurchase agreements with remaining maturi-ties in excess of seven days will be considered illiquid securities and will be subject to the 10% limit described in Investment Limitation No. 6 below.

 The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the dispo-sition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

SECURITIES LENDING

 To increase return on its portfolio securities, each Fund may lend its port-folio securities to broker/ dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may in-clude cash, securities of the U.S. Government, its agencies or instrumentali-ties, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recover-ing the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Investment Adviser to be of good standing and when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

OPTIONS

 To further increase return on their portfolio securities in accordance with their respective investment objectives and policies, the Funds may enter into option transactions as described below.

 The Income and Growth and Theme Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of a Fund's net assets, as described further in the Statement of Additional Information. Such options may relate to particular securities or to various stock or bond indices. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options.

 In addition, each Fund may engage in writing covered call options (options on securities owned by the particular Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by each Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the mar-ket price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund ef-fects a closing purchase transaction by purchasing an option of the same se-ries. The use of covered call options is not a primary investment technique of the Funds and such options will normally be written on underlying securities as to which the Investment Adviser does not anticipate significant short-term capital appreciation. Additional information on option practices, including particular risks thereof, is provided in the Funds' Statement of Additional Information.

FUTURES CONTRACTS

 The Theme Funds may also enter into interest rate futures contracts, other types of financial futures contracts and related futures options, as well as any index or foreign market futures which are available on recognized ex-changes or in other established financial markets.

 The Theme Funds will not engage in futures transactions for speculation, but only as a hedge against changes in market values of securities which a Fund holds or intends to purchase. The Theme Funds will engage in futures transac-tions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). When investing in futures contracts, the Funds must satisfy certain asset segregation require-ments to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing cash and/or certain liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing cash and/or certain liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation require-ments are not applicable when a Fund "covers" an options or futures position generally by entering into an offsetting position. Each Fund will limit its hedging transactions in futures contracts and related options so that, immedi-ately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total as-sets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts (and excluding the amount that a futures option is "in-the-money" at the time of purchase). An option to buy a futures contract is "in-the-money" if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures con-tract is "in-the-money" if the exercise or strike price exceeds the then-cur-rent purchase price of the contract that is the subject of the option. In addi-tion, the use of futures contracts is further restricted to the extent that no more than 10% of a Fund's total assets may be hedged.

 Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the In-vestment Adviser to correctly anticipate movements in the direction of the mar-ket. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements.

INVESTMENT COMPANY SECURITIES

 In connection with the management of its daily cash positions, each Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The Income and Growth Fund may also purchase securities of unit investment trusts registered with the SEC as investment companies. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by each Fund within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act") which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities.

WHEN-ISSUED AND FORWARD TRANSACTIONS

 Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commit-ment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. It is expected that forward commitments and "when-issued" purchases will not ex-ceed 25% of the value of a Fund's total assets absent unusual market condi-tions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and forward commit-ments for speculative purposes, but only in furtherance of their investment ob-jectives.

ILLIQUID SECURITIES

 No Fund will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Each Fund may purchase securities which are not registered under the Securities Act of 1933 (the "Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is determined by the Investment Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This in-vestment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninter-ested in purchasing these restricted securities.

PORTFOLIO TURNOVER

 Each Fund may sell a portfolio investment immediately after its acquisition if the Investment Adviser believes that such a disposition is consistent with the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such in-vestments. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for Federal income tax purposes. (See "Financial Highlights" and "Taxes--Federal.")

                             INVESTMENT LIMITATIONS

 The investment limitations enumerated below are matters of fundamental policy and may not be changed with respect to a Fund without the vote of the holders of a majority of a Fund's outstanding shares (as defined under "Miscellane-ous").

 A Fund may not:

  1. Purchase securities of any one issuer, other than U.S. Government obliga-tions, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

  2. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in con-nection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to fa-cilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge; and

  3. Make loans, except that (i) each Fund may purchase or hold debt securi-ties in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) each Fund may lend portfolio securities in an amount not exceeding 30% of its total assets, and (iii) the Income and Growth Fund may purchase or hold creditor claims, loan participations and other instruments in accordance with its investment objectives and policies.

 Each Fund other than the Long-Term Supply of Energy Fund may not:

  4. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that

 (a) with respect to the Equity and Income and Growth Funds, there is no limi-tation with respect to securities issued or guaranteed by the U.S. Government or domestic bank obligations, (b) with respect to each Theme Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. Government, and (c) neither all finance companies, as a group, nor all util-ity companies, as a group, are considered a single industry for purposes of this policy.

 Each of the Equity and Income and Growth Funds may not:

  5. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase
 (i) more than 5% of the value of its total assets would be invested in obli-gations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks; and

  6. Knowingly invest more than 10% of the value of its total assets in illiq-uid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.

                                     * * *

 In addition to the investment limitations described above, no Fund may invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

 The Theme Funds may not invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of their respective total assets would be invested in obligations of any one foreign branch of the financial institu-tion or domestic branch of a foreign bank; or (ii) more than 20% of their re-spective total assets would be invested in foreign branches of financial insti-tutions or in domestic branches of foreign banks. The Theme Funds may not know-ingly invest more than 10% of the value of their respective total assets in il-liquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities and other securities for which mar-ket quotations are not readily available. These investment policies may be changed by Excelsior Fund's Board of Directors upon reasonable notice to share-holders.

 The Equity and Income and Growth Funds will not invest more than 25% of the value of their respective total assets in domestic bank obligations.

 With respect to all investment policies, if a percentage limitation is satis-fied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not con-stitute a violation of such limitation.

                               PRICING OF SHARES

 The net asset value of each Fund is determined and the Shares of each Fund are priced at the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value and pric-ing for each Fund are determined on each day the Exchange and the Investment Adviser are open for trading ("Business Day"). Currently, the holidays which the Funds observe are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Vet-erans Day, Thanksgiving Day and Christmas. A Fund's net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets allocable to its Shares, less the lia-bilities allocable to its Shares, by the number of its outstanding Shares.

 Assets in the Funds which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such se-curities are primarily traded or at the last sale price on the national securities market. Securities traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Secu-rities for which there were no transactions are valued at the average of the most recent bid and asked prices. An option or futures contract is valued at the last sales price quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value, pursuant to guidelines adopted by Excelsior Fund's Board of Di-rectors.

 Portfolio securities which are primarily traded on foreign securities ex-changes are generally valued at the preceding closing values of such securi-ties on their respective exchanges, except that when an event subsequent to the time where value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Invest-ments in debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with guidelines adopted by the Board of Di-rectors. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when investors can neither purchase nor redeem a Fund's Shares. Excelsior Fund's administrators have undertaken to price the securities in the Funds' portfolios, and may use one or more independent pric-ing services in connection with this service.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

 Shares in each Fund are continuously offered for sale by Excelsior Fund's sponsor and distributor, Edgewood Services, Inc. (the "Distributor"), a whol-ly-owned subsidiary of Federated Investors. The Distributor is a registered broker/dealer. Its principal business address is Clearing Operations, P.O. Box 897, Pittsburgh, PA 15230-0897.

PURCHASE OF SHARES

 The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

 Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Invest-ors, "Investors"). Shares may also be purchased by customers ("Customers") of the Investment Adviser, its affiliates and correspondent banks, and other in-stitutions ("Shareholder Organizations") that have entered into shareholder servicing agreements with Excelsior Fund. A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase orders for its Customers and to transmit, on a timely basis, payment for such orders to Chase Global Funds Service Company ("CGFSC"), the Funds' sub-transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases and redemptions will be sent by CGFSC to the particular Shareholder Organization. As an alternative, a Shareholder Organi-zation may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Cus-tomers' purchase and redemption orders with the Funds, CGFSC will send confir-mations of such transactions and periodic account statements directly to Customers. A Shareholder Organization may also elect to establish its Customers as record holders.

 Excelsior Fund enters into shareholder servicing agreements with Shareholder Organizations which agree to provide their Customers various shareholder ad-ministrative services with respect to their Shares (hereinafter referred to as "Service Organizations"). Shares in the Funds bear the expense of fees payable to Service Organizations for such services. See "Management of the Funds-- Service Organizations."

 Customers wishing to purchase Shares through their Shareholder Organization should contact such entity directly for appropriate instructions. (For a list of Shareholder Organizations in your area, call (800) 446-1012.) An investor purchasing Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such pur-chases. Such investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. In-vestors may also purchase Shares directly in accordance with procedures de-scribed below under "Purchase Procedures."

PUBLIC OFFERING PRICE

 The public offering price for Shares of each Fund is the sum of the net asset value of the Shares purchased plus a sales load according to the table below:

                              TOTAL SALES CHARGES       REALLOWANCE TO DEALERS
                         ------------------------------ ----------------------
                           AS A % OF       AS A % OF          AS A % OF
                         OFFERING PRICE    NET ASSET        OFFERING PRICE
AMOUNT OF TRANSACTION      PER SHARE    VALUE PER SHARE       PER SHARE
---------------------    -------------- --------------- ----------------------
Less than $50,000.......      4.50%          4.71%               4.00%
$50,000 to $99,999......      4.00           4.17                3.50
$100,000 to $249,999....      3.50           3.63                3.00
$250,000 to $499,999....      3.00           3.09                2.50
$500,000 to $999,999....      2.00           2.05                1.50
$1,000,000 to
 $1,999,999.............      1.00           1.00                 .50
$2,000,000 and over.....       .50            .50                 .25

 The reallowance to dealers may be changed from time to time but will remain the same for all such dealers.

 At various times the Distributor may implement programs under which a deal-er's sales force may be eligible to win nominal awards for certain sales ef-forts or under which the Distributor will reallow to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distribu-tor, an amount not exceeding the total applicable sales charges on the sales generated by the dealer at the public offering price during such programs. Al-so, the Distributor in its discretion may from time to time, pursuant to ob-jective criteria established by the Distributor, pay fees to qualifying deal-ers for certain services or activities which are primarily intended to result in sales of Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and condi-tions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Shares or the amount that the Funds will receive from such sales.

 The sales load described above will not be applicable to: (a) purchases of Shares by customers of the Investment Adviser or its affiliates; (b) trust, agency or custodial accounts opened through the trust department of a bank, trust company or thrift institution, provided that appropriate notification of such status is given at the time of investment; (c) companies, corporations and partnerships (excluding full service broker/ dealers and financial plan-ners, registered investment advisers and depository institutions not covered by the exemptions in (d) and (e) below); (d) financial planners and registered investment advisers not affiliated with or clearing purchases through full service broker/dealers; (e) purchases of Shares by depository institutions for their own account as principal; (f) exchange transactions (described below un-der "Investor Programs--Exchange Privilege") where the Shares being exchanged were acquired in connection with the distribution of assets held in trust, agency or custodial accounts maintained with the trust department of a bank;
(g) corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh accounts) sponsored by the Distributor and IRA accounts sponsored by the Investment Adviser; (h) company-sponsored em-ployee pension or retirement plans making direct investments in the Funds; (i) purchases of Shares by officers, trustees, directors, employees, former em-ployees and retirees of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. ("Ex-celsior Tax-Exempt Fund"), the Investment Adviser, the Distributor or of any direct or indirect affiliate of any of them; (j) purchases of Shares by all beneficial shareholders of Excelsior Fund or Excelsior Tax-Exempt Fund as of May 22, 1989; (k) purchases of Shares by investment advisers registered under the Investment Advisers Act of 1940 for their customers through an omnibus ac-count established with United States Trust Company of New York; (l) purchases of Shares by directors, officers and employees of brokers and dealers selling shares pursuant to a selling agreement with Excelsior Fund and Excelsior Tax-Exempt Fund; (m) purchases of shares by investors who are members of affinity groups serviced by USAffinity Investments Limited Partnership; and (n) custom-ers of certain financial institutions who purchase Shares through a registered representative of UST Financial Services Corp. on the premises of their finan-cial institutions. In addition, no sales load is charged on the reinvestment of dividends or distributions or in connection with certain share exchange transactions. Investors who have previously redeemed shares in an "Eligible Fund" (as defined below) on which a sales load has been paid also have a one-time privilege of purchasing shares of another "Eligible Fund" at net asset value without a sales charge, provided that such privilege will apply only to purchases made within 30 calendar days from the date of redemption and only with respect to the amount of the redemption. These exemptions to the imposi-tion of a sales load are due to the nature of the investors and/or reduced sales effort that will be needed in obtaining investments.

QUANTITY DISCOUNTS

 An investor in the Funds may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

 In order to obtain quantity discount benefits, an investor must notify CGFSC at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please call (800) 446-1012 or contact your Shareholder Or-ganization.

 Rights of Accumulation. A reduced sales load applies to any purchase of shares of any portfolio of Excelsior Fund and Excelsior Tax-Exempt Fund that is sold with a sales load ("Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the to-tal of: (a) the dollar amount of the then current purchase of shares of an El-igible Fund and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales load has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales load has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 4.00% of the offering price. Similarly, with re-spect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales load.

 Letter of Intent. By completing the Letter of Intent included as part of the New Account Application, an investor becomes eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To com-pute the applicable sales load, the offering price of shares of an Eligible Fund on which a sales load has been paid, beneficially owned by an investor on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

 CGFSC will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by pur-chasing the specified amount. If purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect an investor's total pur-chases. If total purchases are less than the amount specified, an investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the total purchases. If such remittance is not received within 20 days, CGFSC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direc-tion, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to pur-chase the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales load. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

 Qualification for Discounts. For purposes of applying the Rights of Accumula-tion and Letter of Intent privileges described above, the scale of sales loads applies to the combined purchases made by any individual and/or spouse pur-chasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit sharing plan or IRA established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

PURCHASE PROCEDURES

General

 Direct Investors may purchase Shares by completing the Application for pur-chase of Shares accompanying this Prospectus and mailing it, together with a check payable to Excelsior Funds, to:

   Excelsior Funds
   c/o Chase Global Funds Service Company
   P.O. Box 2798
   Boston, MA 02208-2798

 Subsequent investments in an existing account in any Fund may be made at any time by sending to the above address a check payable to Excelsior Funds along with: (a) the detachable form that regularly accompanies the confirmation of a prior transaction; (b) a subsequent order form which may be obtained from CGFSC; or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Institu-tional Investors may purchase Shares by transmitting their purchase orders to CGFSC by telephone at (800) 446-1012 or by terminal access. Institutional In-vestors must pay for Shares with Federal funds or funds immediately available to CGFSC.

Purchases by Wire

 Investors may also purchase Shares by wiring Federal funds to CGFSC. Prior to making an initial investment by wire, an Investor must telephone CGFSC at
(800) 446-1012 (from overseas, call (617) 557-8280) for instructions. Federal funds and registration instructions should be wired through the Federal Re-serve System to:

   The Chase Manhattan Bank, N.A.
   ABA #021000021

   Excelsior Funds, Account No. 9102732915
   For further credit to:

   Excelsior Funds
   Wire Control Number
   Account Registration (including account number)

 Investors making initial investments by wire must promptly complete the Appli-cation accompanying this Prospectus and forward it to CGFSC. Redemptions by In-vestors will not be processed until the completed Application for purchase of Shares has been received by CGFSC and accepted by the Distributor. Investors making subsequent investments by wire should follow the above instructions.

OTHER PURCHASE INFORMATION

 Except as provided in "Investor Programs" below, the minimum initial invest-ment by an Investor or initial aggregate investment by a Shareholder Organiza-tion investing on behalf of its Customers is $500 per Fund. The minimum subse-quent investment for both types of investors is $50 per Fund. Customers may agree with a particular Shareholder Organization to make a minimum purchase with respect to their accounts. Depending upon the terms of the particular ac-count, Shareholder Organizations may charge a Customer's account fees for auto-matic investment and other cash management services provided. Excelsior Fund reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirements.

REDEMPTION PROCEDURES

 Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Funds in accordance with procedures gov-erning their accounts at the Shareholder Organizations. It is the responsibil-ity of the Shareholder Organizations to transmit redemption orders to CGFSC and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption orders for Institutional Investors must be transmitted to CGFSC by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemp-tion payments to Shareholder Organizations or Institutional Investors is im-posed by Excelsior Fund, although Shareholder Organizations may charge a Cus-tomer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Or-ganizations. An investor redeeming Shares through a registered investment ad-viser or certified financial planner may incur transaction charges in connec-tion with such redemptions. Such investors should contact their registered in-vestment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their Shares in accor-dance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC).

REDEMPTION BY MAIL

 Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

   Excelsior Funds
   c/o Chase Global Funds Service Company
   P.O. Box 2798 Boston, MA 02208-2798

 A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identifica-tion number, and (iii) be signed by each registered owner exactly as the Shares are registered. If the Shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or accompanied by a duly exe-cuted stock power) and must be submitted to CGFSC together with the redemption request. A redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered secu-rities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Me-dallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guide-lines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 446-1012 or at the address given above. CGFSC may require additional supporting documents for redemptions made by cor-porations, executors, administrators, trustees and guardians. A redemption re-quest will not be deemed to be properly received until CGFSC receives all re-quired documents in proper form. Payment for Shares redeemed will ordinarily be made by mail within five Business Days after proper receipt by CGFSC of the redemption request. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from overseas, call
(617) 557-8280).

REDEMPTION BY WIRE OR TELEPHONE

 Direct Investors who have so indicated on the Application, or have subse-quently arranged in writing to do so, may redeem Shares by instructing CGFSC by wire or telephone to wire the redemption proceeds directly to the Direct Investor's account at any commercial bank in the United States. Direct Invest-ors who are shareholders of record may also redeem Shares by instructing CGFSC by telephone to mail a check for redemption proceeds of $500 or more to the shareholder of record at his or her address of record. Institutional Investors may also redeem Shares by instructing CGFSC by telephone at (800) 446-1012 or by terminal access. Only redemptions of $500 or more will be wired to a Direct Investor's account. An $8.00 fee for each wire redemption by a Direct Investor is deducted by CGFSC from the proceeds of the redemption. The redemption pro-ceeds for Direct Investors must be paid to the same bank and account as desig-nated on the Application or in written instructions subsequently received by CGFSC.

 In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, a Direct Investor must send a written request to Excelsior Fund, c/o CGFSC, at the address listed above under "Redemption by Mail." Such requests must be signed by the Direct Investor, with signatures guaranteed (see "Re-demption by Mail" above, for details regarding signature guarantees). Further documentation may be requested.

 CGFSC and the Distributor reserve the right to re- fuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by Ex-celsior Fund, CGFSC or the Distributor. EXCELSIOR FUND, CGFSC, AND THE DIS-TRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACT-ING UPON TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, EXCELSIOR FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

 If any portion of the Shares to be redeemed represents an investment made by personal check, Excelsior Fund and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been col-lected in accordance with the applicable banking regulations which may take up to 15 days. A Direct Investor who anticipates the need for more immediate ac-cess to his or her investment should purchase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a Direct Investor's purchase check is not col-lected, the purchase will be cancelled and CGFSC will charge a fee of $25.00 to the Direct Investor's account.

 During periods of substantial economic or market change, telephone redemp-tions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted above under "How to Purchase and Redeem Shares-- Redemption by Mail."

OTHER REDEMPTION INFORMATION

 Except as described in "Investor Programs" below, Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to investor re-demptions the balance in the particular account with respect to the Fund re-mains below $500. If a Customer has agreed with a particular Shareholder Organ-ization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

GENERAL

 Purchase and redemption orders for Shares which are received and accepted prior to the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern Time) on any Business Day are priced according to the net asset value determined on that day. Purchase orders received and accepted after the close of regular trading hours on the Exchange are priced at the net asset value per Share determined on the next Business Day.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

 Investors and Customers of Shareholder Organizations may, after appropriate prior authorization and without an exchange fee imposed by Excelsior Fund, ex-change Shares in a Fund having a value of at least $500 for shares of the same series of any other portfolio offered by Excelsior Fund or Excelsior Tax-Exempt Fund, provided that such other shares may legally be sold in the state of the Investor's residence.

 Excelsior Fund currently offers, in addition to the Equity, Theme and Income and Growth Funds, several additional portfolios as follows:

  Money Fund, a money market fund seeking as high a level of current income as is consistent with liquidity and stability of principal through investments in high-quality money market investments maturing within 13 months;

  Government Money Fund, a money market fund seeking as high a level of cur-rent income as is consistent with liquidity and stability of principal through investments in obligations issued or guaranteed by the U.S. Govern-ment, its agencies or instrumentalities and repurchase agreements collateral-ized by such obligations;

  Treasury Money Fund, a money market fund seeking current income generally exempt from state and local income taxes through investments in direct short-term obligations issued by the U.S. Treasury and certain agencies or instru-mentalities of the U.S. Government;

  Short-Term Government Securities Fund, a fund seeking a high level of cur-rent income by investing principally in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agree-ments collateralized by such obligations, and having a dollar-weighted aver-age portfolio maturity of 1 to 3 years;

  Intermediate-Term Managed Income Fund, a fund seeking a high level of cur-rent interest income by investing principally in investment grade or better debt obligations and money market instruments, and having a dollar-weighted average portfolio maturity of 3 to 10 years;

  Managed Income Fund, a fund seeking higher current income through invest-ments in investment grade debt obligations, U.S. Government obligations and money market instruments;

  International Fund, a fund seeking total return derived primarily from in-vestments in foreign equity securities;

  Emerging Americas Fund, a fund seeking long-term capital appreciation through investments in companies and securities of governments based in all countries in the Western Hemisphere, except the U.S.;

  Pacific/Asia Fund, a fund seeking long-term capital appreciation through in-vestments in companies and securities of governments based in Asia and on the Asian side of the Pacific Ocean; and

  Pan European Fund, a fund seeking long-term capital appreciation through in-vestments in companies and securities of governments located in Europe.

 Excelsior Tax-Exempt Fund currently offers five portfolios as follows:

  Tax-Exempt Money Fund, a diversified tax-exempt money market fund seeking a moderate level of current interest income exempt from Federal income taxes through investing primarily in high-quality municipal obligations maturing within 13 months;

  Short-Term Tax-Exempt Securities Fund, a diversified fund seeking a high level of current interest income exempt from Federal income taxes through in-vestments in municipal obligations and having a dollar-weighted average port-folio maturity of 1 to 3 years;

  Intermediate-Term Tax-Exempt Fund, a diversified fund seeking a high level of current income exempt from Federal income taxes through investments in mu-nicipal obligations and having a dollar-weighted average portfolio maturity of 3 to 10 years;

  Long-Term Tax-Exempt Fund, a diversified fund seeking to maximize over time current income exempt from Federal income taxes, investing primarily in mu-nicipal obligations and having a dollar-weighted average maturity of 10 to 30 years; and

  New York Intermediate-Term Tax-Exempt Fund, a non- diversified fund designed to provide New York investors with a high level of current income exempt from Federal and, to the extent possible, New York state and New York City income taxes; this fund invests primarily in New York municipal obligations and has a dollar-weighted average portfolio maturity of three to ten years.

 An exchange involves a redemption of all or a portion of the Shares in a Fund and the investment of the redemption proceeds in shares of another portfolio of Excelsior Fund or Excelsior Tax-Exempt Fund. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined af-ter the exchange request is received. The shares of the portfolio to be ac-quired will be purchased at the per share net asset value of those shares (plus any applicable sales load) next determined after acceptance of the ex-change request. No sales load will be payable on shares to be acquired through an exchange to the extent that a sales load was previously paid on the Shares being exchanged.

 Investors may find the exchange privilege useful if their investment objec-tives or market outlook should change after they invest in a Fund. For further information regarding exchange privileges, shareholders should call (800) 446-1012 (from overseas, call (617) 557-8280). Investors exercising the exchange privilege with the other portfolios of Excelsior Fund or Excelsior Tax-Exempt Fund should request and review the prospectuses of such funds. Such prospec-tuses may be obtained by calling the numbers listed above. In order to prevent abuse of this privilege to the disadvantage of other shareholders, Excelsior Fund and Excelsior Tax-Exempt Fund reserve the right to limit the number of exchange requests of Investors and Customers of Shareholder Organizations to no more than six per year. Excelsior Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may re-ject any exchange request. EXCELSIOR FUND, CGFSC AND THE DISTRIBUTOR ARE NOT RESPONSIBLE FOR THE AUTHENTICITY OF EXCHANGE REQUESTS RECEIVED BY TELEPHONE THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TEL-EPHONE INSTRUCTIONS ARE GENUINE, EXCELSIOR FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUEST-ING INFORMATION AS TO ACCOUNT REGISTRATION.

 For Federal income tax purposes, an exchange of Shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Be-fore making an exchange, an investor should consult a tax or other financial adviser to determine tax consequences.

SYSTEMATIC WITHDRAWAL PLAN

 An Investor who owns Shares of a Fund with a value of $10,000 or more may es-tablish a Systematic Withdrawal Plan. The Investor may request a declining-balance withdrawal, a fixed-dollar withdrawal, a fixed-share withdrawal, or a fixed-percentage withdrawal (based on the current value of Shares in the ac-count) on a monthly, quarterly, semi-annual or annual basis. To initiate the Systematic Withdrawal Plan, an investor must complete the Supplemental Appli-cation contained in this Prospectus and mail it to CGFSC at the address given above. Further information on establishing a Systematic Withdrawal Plan may be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280.)

 Shareholder Organizations may, at their discretion, establish similar system-atic withdrawal plans with respect to the Shares held by their Customers. In-formation about such plans and the applicable procedures may be obtained by Customers directly from their institutions.

RETIREMENT PLANS

 Shares are available for purchase by Investors in connection with the follow-ing tax-deferred prototype retirement plans offered by United States Trust Company of New York:

  IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

  Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

  Keogh Plans for self-employed individuals.

 Investors investing in the Funds pursuant to Profit Sharing and Money-Pur-chase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other mat-ters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280). Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

AUTOMATIC INVESTMENT PROGRAM

 The Automatic Investment Program permits Investors to purchase Shares (mini-mum of $50 per Fund per transaction) at regular intervals selected by the In-vestor. The minimum initial investment for an Automatic Investment Program ac-count is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, Shares are purchased by transferring funds from an In-vestor's checking, bank money market or NOW account designated by the Invest-or. At the Investor's option, the account designated will be debited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

 The Automatic Investment Program is one means by which an Investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time mar-ket performance, a fixed dollar amount is invested in Shares at predetermined intervals. This may help Investors to reduce their average cost per share be-cause the agreed upon fixed investment amount allows more Shares to be pur-chased during periods of lower share prices and fewer Shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, how-ever, that Shares bought using Dollar Cost Averaging are purchased without re-gard to their price on the day of investment or to market trends. In addition, while Investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his Shares at a price which is lower than their purchase price.

 To establish an Automatic Investment account permitting Investors to use the Dollar Cost Averaging investment method described above, an Investor must com-plete the Supplemental Application contained in this Prospectus and mail it to CGFSC. An Investor may cancel his participation in this Program or change the amount of purchase at any time by mailing written notification to CGFSC, P.O. Box 2798, Boston, MA 02208-2798 and notification will be effective three Busi-ness Days following receipt. Excelsior Fund may modify or terminate this privi-lege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the Dollar Cost Averaging method on his own initiative or through other entities.

                          DIVIDENDS AND DISTRIBUTIONS

 Dividends from the net investment income of the Funds are declared and paid quarterly. For dividend purposes, a Fund's investment income is reduced by ac-crued expenses directly attributable to that Fund and the general expenses of Excelsior Fund prorated to that Fund on the basis of its relative net assets. A Fund's net investment income available for distribution to the holders of Shares will be reduced by the amount of other expenses allocated to such se-ries. Net realized capital gains are distributed at least annually. Dividends and distributions will reduce the net asset value of each of the Funds by the amount of the dividend or distribution. All dividends and distributions paid on Shares held of record by the Investment Adviser and its affiliates or corre-spondent banks will be paid in cash. Direct and Institutional Investors and Customers of other Shareholder Organizations will receive dividends and distri-butions in additional Shares of the Fund on which the dividend or distribution is paid (as determined on the payable date), unless they have requested in writing (received by CGFSC at Excelsior Fund's address prior to the payment date) to receive dividends and distributions in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

                                     TAXES

FEDERAL

 Each of the Funds qualified for its last taxable year as a "regulated invest-ment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund expects to so qualify in future years. Such qualification generally relieves a Fund of liability for Federal income taxes to the extent its earn-ings are distributed in accordance with the Code.

 Qualification as a regulated investment company under the Code requires, among other things, that a Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income for each taxable year. In general, a Fund's investment company taxable income will be its income (includ-ing dividends and interest), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income each year. Such div-idends will be taxable as ordinary income to Fund shareholders who are not cur-rently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional Shares. (Federal income taxes for distribu-tions to IRAs and qualified pension plans are deferred under the Code.) The dividends received deduction for corporations will apply to such ordinary in-come distributions to the extent of the total qualifying dividends received by a Fund from domestic corporations for the taxable year.

 Distribution by a Fund of the excess of its net long- term capital gain over its net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their Shares and whether such gains are received in cash or reinvested in additional Shares. Such distributions are not eligible for the dividends received deduction.

 Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

 An investor considering buying Shares of a Fund on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to him.

 A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange. If a shareholder holds Shares for six months or less and during that time receives a capital gain dividend on those Shares, any loss recognized on the sale or exchange of those Shares will be treated as a long-term capital loss to the extent of the capital gain dividend. Generally, a shareholder may include sales charges in-curred upon the purchase of Shares in his tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the shareholder effects an exchange of such Shares for Shares of another Fund within 90 days of the purchase and is able to re-duce the sales charges applicable to the new Shares (by virtue of the exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged Shares for the purpose of determining gain or loss, but may be included (subject to the same limitation) in the tax basis of the new Shares.

 Qualification as a regulated investment company under the Code also requires that each Fund satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or for-eign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of invest-ing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of in-vesting in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust. Some of the investments that the Income and Growth Fund may make (such as liquidat-ing trust receipts and creditor claims) may not be securities or may not pro-duce qualifying income. Therefore, it may be necessary for the Investment Ad-viser to restrict the investments of that Fund to ensure that non-qualifying income does not exceed 10% of that Fund's total gross income for a taxable year.

 The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situa-tions. Shareholders will be advised annually as to the Federal income tax con-sequences of distributions made each year.

STATE AND LOCAL

 Purchasers are advised to consult their tax advisers concerning the applica-tion of state and local taxes, which may have different consequences from those of the Federal income tax law described above.

                            MANAGEMENT OF THE FUNDS

 The business and affairs of the Funds are managed under the direction of Ex-celsior Fund's Board of

Directors. The Statement of Additional Information contains the names of and general background information concerning Excelsior Fund's directors.

INVESTMENT ADVISER

 United States Trust Company of New York serves as the Investment Adviser to each Fund. U.S. Trust is a state-chartered bank and trust company. The Invest-ment Adviser provides trust and banking services to individuals, corporations, and institutions both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. The Investment Adviser is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clear-ing House Association.

 On December 31, 1994, the Investment Adviser's Asset Management Group had ap-proximately $33 billion in assets under management. The Investment Adviser, which has its principal offices at 114 W. 47th Street, New York, New York 10036, is a subsidiary of U.S. Trust Corporation, a registered bank holding company.

 The Investment Adviser manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains records relating to such purchases and sales.

 The Equity Fund's portfolio manager, David A. Tillson, is the person primar-ily responsible for the day-to-day management of the Fund's investment portfo-lio. Mr. Tillson, a Senior Vice President and Senior Portfolio Manager, has been with U.S. Trust since 1993, and has been the Fund's portfolio manager since December 1994. Prior to joining U.S. Trust, Mr. Tillson was the founder and President of TDA Capital Management Company, and a Senior Vice President of Matrix Asset Advisors until 1993. He was also a Vice President and Senior Portfolio Manager with V C S & O Asset Management until 1990.

 The Income and Growth Fund portfolio manager, Richard L. Bayles, is the per-son primarily responsible for the day-to-day management of the investment portfolio. Mr. Bayles, a Senior Vice President and Senior Portfolio Manager of U.S. Trust, has been with U.S. Trust since 1990 and has been the Income and Growth Fund's portfolio manager since 1990. Prior to his reassociation with U.S. Trust, Mr. Bayles was a Managing Director at John W. Bristol and Company, an investment advisory firm, from 1987 to 1990.

 The Long-Term Supply of Energy Fund portfolio manager, Michael E. Hoover, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Hoover, Vice President and Senior Analyst, has been with U.S. Trust since 1989 and has been the Fund's Portfolio Manager since De-cember, 1995.

 The Productivity Enhancers Fund's portfolio manager, Ronald C. Steele, is the person primarily responsible for the day-to-day management of the Fund's in-vestment portfolio. Mr. Steele, a Senior Vice President and Senior Portfolio Manager of U.S. Trust, has been the Fund's portfolio manager since its incep-tion.

 The Environmentally-Related Products and Services Fund's portfolio manager, Maria L. Brisbane, is the person primarily responsible for the day-to-day man-agement of the Fund's investment portfolio. Ms. Brisbane, Vice President of the Personal Equity and Balanced Investment Division of U.S. Trust, has been with U.S. Trust since 1994 and has been the Fund's portfolio manager since De-cember 1995. Prior to her association with U.S. Trust, Ms. Brisbane was an In-stitutional Portfolio Manager at Brown Brothers Harriman & Company.

 The Aging of America Fund's portfolio manager, Jonathan L. Stanley, is the person primarily responsible for the day-to-day management of the Fund's in-vestment portfolio. Mr. Stanley, a Vice President and Senior Portfolio Manager of U.S. Trust, has been with U.S. Trust since 1993 and has been the Fund's portfolio manager since December, 1995. Prior to his association with U.S. Trust, Mr. Stanley was Investment Manager with Deutsche Bank Capital Corpora-tion.

 The Communication and Entertainment Fund's portfolio manager, John J. Apruzzese, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Apruzzese, a Senior Vice President, Department Manager and Senior Portfolio Manager of U.S. Trust, has been with U.S. Trust since 1984 and has been the Fund's portfolio manager since its in-ception.

 The Business and Industrial Restructuring Fund's portfolio manager, David J. Williams, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Williams, Senior Vice President, Depart-ment Manager and Senior Portfolio Manager of the Personal Equity and Balanced Investment Division of U.S. Trust, has been with U.S. Trust since 1987 and has been the Fund's portfolio manager since its inception.

 The Global Competitors Fund's portfolio manager, Wendy S. Popowich, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Popowich, a Vice President and Portfolio Manager of the Personal Investment Division of U.S. Trust, has been with U.S. Trust since 1983 and has been the Fund's portfolio manager since its inception.

 The Early Life Cycle Fund's portfolio manager, Timothy W. Evnin, is the per-son primarily responsible for the day-to-day management of the Fund's invest-ment portfolio. Mr. Evnin, a Vice President and Portfolio Manager of U.S. Trust, has been with U.S. Trust since 1987 and has been the Fund's portfolio manager since its inception.

 For the services provided and expenses assumed pursuant to its Investment Ad-visory Agreements, the Investment Adviser is entitled to be paid a fee, com-puted daily and paid monthly, at the annual rate of: .75% of the average daily net assets of the Equity and the Income and Growth Funds; and .60% of the av-erage daily net assets of each Theme Fund. The advisory fee rates payable by the Equity and Income and Growth Funds are higher than the rates payable by most mutual funds. The Board of Directors believes, based on information sup-plied to it by the Investment Adviser, that this fee is comparable to the rate paid by many other funds with similar investment objectives and policies and is appropriate for the Funds in light of their investment objectives and poli-cies. For the fiscal year ended March 31, 1995, the Investment Adviser re-ceived an advisory fee at the effective annual rates of .72%, .72%, .42%,
 .47%, 0%, .44%, .53%, .52%, .50% and .52% of the average daily net assets of the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively. For the same period, the Investment Adviser waived advisory fees at the effective annual rates of .03%,
 .03%, .18%, .13%, .60%, .16%, .07%, .08%, .10% and .08% of the average daily net assets of the Equity, Income and Growth, Long-Term Supply of Energy, Pro-ductivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructur-ing, Global Competitors and Early Life Cycle Funds, respectively.

 From time to time, the Investment Adviser may waive (either voluntarily or pursuant to applicable state expense limitations) all or a portion of the ad-visory fees payable to it by a Fund, which waiver may be terminated at any time. See "Management of the Funds--Service Organizations" for additional in-formation on fee waivers.

ADMINISTRATORS

 CGFSC, Federated Administrative Services and U.S. Trust serve as the Funds' administrators (the "Administrators") and provide them with general adminis-trative and operational assistance. The Administrators also serve as adminis-trators of the other portfolios of Excelsior Fund and Excelsior Tax-Exempt Fund and of Excelsior Institutional Trust, which are also advised by the In-vestment Adviser and distributed by the Distributor. For the services provided to all portfolios of Excelsior Fund (except the International, Emerging Ameri-cas, Pacific/Asia and Pan European Funds) and Excelsior Tax-Exempt Fund and to Excelsior Institutional Trust, the Administrators are entitled jointly to an-nual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the International, Emerging Americas, Pacific/Asia and Pan European Funds) as follows:

                    COMBINED AGGREGATE AVERAGE DAILY
                      NET ASSETS OF EXCELSIOR FUND
            (EXCLUDING THE INTERNATIONAL, EMERGING AMERICAS,
                  PACIFIC/ASIA AND PAN EUROPEAN FUNDS)
                     AND EXCELSIOR TAX-EXEMPT FUND                        ANNUAL
                    AND EXCELSIOR INSTITUTIONAL TRUST                      FEE
            ------------------------------------------------              ------
first $200 million....................................................... .200%
next $200 million........................................................ .175%
over $400 million........................................................ .150%

 Administration fees payable to the Administrators by each portfolio of the three investment companies are determined in proportion to their relative av-erage daily net assets at the time of determination. From time to time, the Administrators may waive (either voluntarily or pursuant to applicable state expense limitations) all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time. See "Management of the Funds--Service Organizations" for additional information on fee waiv-ers. For the fiscal year ended March 31, 1995, CGFSC and Concord Holding Cor-poration, the former co-administrator, received an aggregate administration fee (under the same compensation arrangements noted above) at the effective annual rates of .154%, .154%, .171%, .154%, .124%, .155%, .154%, .154%, .155%
and .154% of the average daily net assets of the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively. For the same period, CGFSC And Concord waived fees at the effective annual rates of .192%, .090%, .829%, .115%, .009%, .026%, and .106%
of the average daily net assets of the Long-Term Supply of Energy, Productiv-ity Enhancers, Environmentally-Related Products and Services, Aging of Ameri-ca, Communication and Entertainment, Business and Industrial Restructuring and Global Competitors Funds, respectively.

SERVICE ORGANIZATIONS

 Excelsior Fund will enter into an agreement ("Servicing Agreement") with each Service Organization requiring it to provide administrative support services to its Customers beneficially owning Shares. As a consideration for the admin-istrative services provided to Customers, a Fund will pay the Service Organi-zation an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its Shares held by the Service Organization's Customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Service Organizations," may include assisting in processing purchase, exchange and redemption re-quests; transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; and providing periodic statements. Under the terms of the Servicing Agreement, Service Organizations will be required to provide to Customers a schedule of any fees that they may charge in connec-tion with a Customer's investment. Until further notice, the Investment Ad-viser and Administrators have voluntarily agreed to waive fees payable by a Fund in an amount equal to administrative service fees payable by that Fund.

BANKING LAWS

 Banking laws and regulations currently prohibit a bank holding company regis-tered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a regis-tered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Shares of the Funds, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks gen-erally from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such company for and upon the order of customers. The Investment Adviser, CGFSC and certain Shareholder Organizations may be subject to such banking laws and regulations. State securities laws may differ from the interpretations of Fed-eral law discussed in this paragraph and banks and financial institutions may be required to register as dealers pursuant to state law.

 Should legislative, judicial, or administrative action prohibit or restrict the activities of the Investment Adviser or other Shareholder Organizations in connection with purchases of Fund Shares, the Investment Adviser and such Shareholder Organizations might be required to alter materially or discontinue the investment services offered by them to Customers. It is not anticipated, however, that any resulting change in the Funds' method of operations would af-fect their net asset values per Share or result in financial loss to any share-holder.

                          DESCRIPTION OF CAPITAL STOCK

 Excelsior Funds, Inc. (formerly UST Master Funds, Inc.) was organized as a Maryland corporation on August 2, 1984. Currently, Excelsior Fund has autho-rized capital of 35 billion shares of Common Stock, $.001 par value per share, classified into 40 series of shares representing interests in 20 investment portfolios. This Prospectus describes the Equity, Income and Growth, Early Life Cycle, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertain-ment, Business and Industrial Restructuring and Global Competitors Funds. In addition to the Shares offered under this Prospectus, Excelsior Fund offers a separate series of shares designated as Trust Shares representing interests in the Equity, Aging of America, Communication and Entertainment, Business and In-dustrial Restructuring, Global Competitors and Early Life Cycle Funds. Trust Shares have different expenses than the Shares offered under this Prospectus, which may affect performance. Call (800) 446-1012 for information regarding each of those Fund's Trust Shares, which are offered under a separate prospec-tus.

 Each share (irrespective of series designation) in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Excelsior Fund's Board of Directors. Excelsior Fund's Charter authorizes the Board of Directors to classify or reclassify any class of shares into one or more additional classes or series.

 Excelsior Fund's shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote in the ag-gregate and not by class or series, except as otherwise expressly required by law.

 Certificates for Shares will not be issued unless expressly requested in writ-ing to CGFSC and will not be issued for fractional Shares.

 As of July 11, 1995, U.S. Trust held of record substantially all of the Shares in the Funds as agent or custodian for its customers, but did not own such Shares beneficially because it did not have voting or investment discretion with respect to such Shares. U.S. Trust is a wholly-owned subsidiary of U.S. Trust Corporation.

                          CUSTODIAN AND TRANSFER AGENT

 The Chase Manhattan Bank, N.A. ("Chase"), a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets. Com-munications to the custodian should be directed to Chase, Mutual Funds Service Division, 770 Broadway, New York, New York 10003-9598.

 Chase may enter into an international sub-custodian agreement with a third party providing for the custody of foreign securities held by the Funds.

 U.S. Trust serves as the Funds' transfer and dividend disbursing agent. U.S. Trust has also entered into a sub-transfer agency arrangement with CGFSC, 73 Tremont Street, Boston, Mas-sachusetts 02108-3913, pursuant to which CGFSC provides certain transfer agent, dividend disbursement and registrar services to the Funds.

                            PERFORMANCE INFORMATION

 From time to time, in advertisements or in reports to shareholders, the per-formance of the Shares of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other fi-nancial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the Equity and Theme Funds may be also compared to the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Ex-change.

 Performance data as reported in national financial publications, including but not limited to Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.

 From time to time, each Fund may advertise its performance by using "average annual total return" over various periods of time. Such total return figure reflects the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-year period, and may be given for other periods as well (such as from the com-mence ment of a Fund's operations, or on a year-by-year basis). Each Fund may also use aggregate total return figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specific period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund Shares and also reflect the maximum sales load charged by the Fund.

 Performance will fluctuate and any quotation of performance should not be considered as representative of a Fund's future performance. Shareholders should remember that performance is generally a function of the kind and qual-ity of the instruments held in a portfolio, operating expenses, and market conditions. Any fees charged by Shareholder Organizations with respect to ac-counts of Customers that have invested in Shares will not be included in cal-culations of performance.

                                 MISCELLANEOUS

 Shareholders will receive unaudited semiannual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent auditors.

 As used in this Prospectus, a "vote of the holders of a majority of the out-standing shares" of Excelsior Fund or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of Excelsior Fund or such Fund, or (b) 67% or more of the shares of Excelsior Fund or such Fund present at a meeting if more than 50% of the outstanding shares of Excelsior Fund or such Fund are represented at the meeting in person or by proxy.

 Inquiries regarding any of the Funds may be directed to the Distributor at the address listed under "Distributor."

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

  Complete the Application(s) and mail to:    FOR OVERNIGHT DELIVERY: send to:


  Excelsior Funds                             Excelsior Funds
  c/o Chase Global Funds                      c/o Chase Global Funds
  Service Company                             Service Company-- Transfer Agent
  P.O. Box 2798                               73 Tremont Street
  Boston, MA 02208-2798                       Boston, MA 02108-3913


  Please enclose with the Application(s) your check made payable to the "Ex-celsior Funds" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus en-titled "How to Purchase and Redeem Shares--Purchase Procedures."

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, the minimum initial investment is $500 per Fund; subsequent investments must be in the minimum amount of $50 per Fund. Investments may be made in excess of these minimums.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with pro-cedures described in the Prospectus. In the case of shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests in excess of $50,000 per account must be accompanied by signature guarantees.

SIGNATURES: Please be sure to sign the Application(s).

  If the shares are registered in the name of:
    - an individual, the individual should sign.
    - joint tenants, both tenants should sign.
    - a custodian for a minor, the custodian should sign.
    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*
  * A corporate resolution or appropriate certificate may be required.

QUESTIONS:

  If you have any questions regarding the Application or redemption require-ments, please contact the transfer agent at (800) 446-1012 between 9:00 a.m. and 5:00 p.m. (Eastern Time).

--------------------------------------------------------------------------------

  [LOGO OF EXCELSIOR FUNDS  CHASE GLOBAL FUNDS SERVICE COMPANY     NEW
     INC. APPEARS HERE]     CLIENT SERVICES                        ACCOUNT
                            P.O. Box 2798                          APPLICATION
                            Boston, MA 02208-2798
                            (800) 446-1012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

  [_] Individual   [_] Joint Tenants    [_] Trust   [_] Gift/Transfer to Minor
  [_] Other ____________________________________________________________________

  Note: Joint tenant registration will be as "joint tenants with right of survivorship" unless otherwise specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and the date of the trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN")). For IRA accounts a different application is required.

  _____________________________  _______________________________________________
  Name(s) (please print)         Social Security # or Taxpayer Identification #

                                 (   )
  _____________________________  _______________________________________________
  Name                           Telephone #
  _____________________________
  Address
  _____________________________  [_] U.S. Citizen  [_] Other (specify)__________
  City/State/Zip

--------------------------------------------------------------------------------

  FUND SELECTION (THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT IS $500 PER
  FUND AND $50 PER FUND, RESPECTIVELY. MAKE CHECKS PAYABLE TO "EXCELSIOR
  FUNDS.")
--------------------------------------------------------------------------------

 FUND                             INITIAL INVESTMENT          FUND                                        INITIAL INVESTMENT
 [_] Equity Fund                  $ ______________ 800      [_] Communication & Entertainment Fund        $ ______________ 817
 [_] Income and Growth Fund       $ ______________ 801      [_] Business & Industrial Restructuring Fund  $ ______________ 818
 [_] Long-Term Energy Fund        $ ______________ 813      [_] Global Competitors Fund                   $ ______________ 819
 [_] Productivity Enhancers Fund  $ ______________ 814      [_] Early Life Cycle Fund                     $ ______________ 812
 [_] Environmental Fund           $ ______________ 815      [_] Other __________________________________  $ ______________
 [_] Aging of America Fund        $ ______________ 816
                                                            TOTAL INITIAL INVESTMENT:                     $ ______________

  NOTE: If investing by wire, you must obtain a Bank Wire Control Number. To do so, please call (800) 446-1012 and ask for the Wire Desk.

  A. BY MAIL: Enclosed is a check in the amount of $ _____ payable to "Excelsior Funds."
  B. BY WIRE: A bank wire in the amount of $_____ has been sent to the Fund from _________________________________  ______________________________________
                Name of Bank                        Wire Control Number


  CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:
  All dividends are to be             [_] reinvested        [_] paid in cash
  All capital gains are to be         [_] reinvested        [_] paid in cash

--------------------------------------------------------------------------------
  ACCOUNT PRIVILEGES
--------------------------------------------------------------------------------

  TELEPHONE EXCHANGE AND REDEMPTION

  [_] I/We appoint CGFSC as my/our agent to act upon instructions received by telephone in order to effect the telephone exchange and redemption privileges. I/We hereby ratify any instructions given pursuant to this authorization and agree that Excelsior Fund, Excelsior Tax-Exempt Fund, CGFSC and their directors, officers and employees will not be liable for any loss, liability, cost or expense for acting upon instructions believed to be genuine and in accordance with the procedures described in the then current Prospectus. To the extent that Excelsior Fund and Excelsior Tax-Exempt Fund fail to use reasonable procedures as a basis for their belief, they or their service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

  I/We further acknowledge that it is my/our responsibility to read the Prospectus of any Fund into which I/we exchange.

  [_] I/We do not wish to have the ability to exercise telephone redemption and exchange privileges. I/We further understand that all exchange and redemption requests must be in writing.

  SPECIAL PURCHASE AND REDEMPTION PLANS
  I/We have completed and attached the Supplemental Application for:

  [_] Automatic Investment Plan
  [_] Systematic Withdrawal Plan

  AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO PRE-DESIGNATED ACCOUNT.

  I/We hereby authorize CGFSC to act upon instructions received by telephone to withdraw $500 or more from my/our account in the Excelsior Funds and to wire the amount withdrawn to the following commercial bank account. I/We understand that CGFSC charges an $8.00 fee for each wire redemption, which will be deducted from the proceeds of the redemption.

  Title on Bank Account*________________________________________________________

  Name of Bank _________________________________________________________________

  Bank A.B.A. Number ___________________________ Account Number ________________

  Bank Address _________________________________________________________________

  City/State/Zip _______________________________________________________________
  (attach voided check here)

  A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certificate of Partnership") indicating the names and titles of officers authorized to act on its behalf.
  * TITLE ON BANK AND FUND ACCOUNT MUST BE IDENTICAL.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  RIGHTS OF ACCUMULATION
--------------------------------------------------------------------------------

  To qualify for Rights of Accumulation, you must complete this section, listing all of your accounts including those in your spouse's name, joint accounts and accounts held for your minor children. If you need more space, please attach a separate sheet.

  [_] I/We qualify for the Rights of Accumulation sales charge discount described in the Prospectus and Statement of Additional Information.
  [_] I/We own shares of more than one Fund distributed by Edgewood Services,
      Inc. Listed below are the numbers of each of my/our Shareholder Accounts.
  [_] The registration of some of my/our shares differs from that shown on this application. Listed below are the account number(s) and full registration(s) in each case.

  LIST OF OTHER EXCELSIOR FUND ACCOUNTS:
  ______________________  ______________________________________________________
  ______________________  ______________________________________________________
  ______________________  ______________________________________________________
  ACCOUNT NUMBER          ACCOUNT REGISTRATIONS

--------------------------------------------------------------------------------
  LETTER OF INTENT
--------------------------------------------------------------------------------

  [_] I agree to the Letter of Intent provisions set forth in the Prospectus. Although I am not obligated to purchase, and Excelsior Fund is not obligated to sell, I intend to invest, over a 13-month period beginning on , 19 , an aggregate amount in Eligible Funds of Excelsior Fund and Excelsior Tax-Exempt Fund at least equal to (check appropriate box):

  [_] $50,00    [_] $100,000    [_] $250,000
  [_] $500,000  [_] $1,000,000  [_] $2,000,0000

  By signing this application, I hereby authorize CGFSC to redeem an appropriate number of shares held in escrow to pay any additional sales loads payable in the event that I do not fulfill the terms of this Letter of
  Intent.
--------------------------------------------------------------------------------
  AGREEMENTS AND SIGNATURES
--------------------------------------------------------------------------------
  By signing this application, I/we hereby certify under penalty of perjury that the information on this application is complete and correct and that as required by Federal law:

  [_] I/We certify that (1) the number(s) shown on this form is/are the correct taxpayer identification number(s) and (2) I/we are not subject to backup withholding either because I/we have not been notified by the Internal Revenue Service that I/we are subject to backup withholding, or the IRS has notified me/us that I am/we are no longer subject to backup withholding. (NOTE: IF ANY OR ALL OF PART 2 IS NOT TRUE, PLEASE STRIKE OUT THAT PART BEFORE SIGNING.)

  [_] If no taxpayer identification number ("TIN") or SSN has been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN, and I/we understand that if I/we do not provide this number to CGFSC within 60 days of the date of this application, or if I/we fail to furnish my/our correct SSN or TIN, I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide this number on Form W-9. You may request the form by calling CGFSC at the number listed above).

  I/We represent that I am/we are of legal age and capacity to purchase shares of the Excelsior Funds. I/We have received, read and carefully reviewed a copy of the appropriate Fund's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Fund nor the Distributor is a bank and that Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, United States Trust Company of New York, its parent and affiliates and the Shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency; and that an investment in the Funds involves investment risks, including possible loss of principal amount invested.

  X _____________________________________ Date _________________________________
  Owner Signature

  X _____________________________________ Date _________________________________
  Co-Owner Signature

  Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for a corporation, trust custodial account, etc.).

--------------------------------------------------------------------------------
  FOR USE BY AUTHORIZED AGENT (BROKER/DEALER) ONLY
--------------------------------------------------------------------------------

  We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Edgewood Services, Inc., and with the Prospectus and Statement of Additional Information of each Fund purchased. We agree to notify CGFSC of any purchases made under the Letter of Intent or Rights of Accumulation.

  ________________________________________  ____________________________________
  Investment Dealer's Name                  Source of Business Code

  ________________________________________  ____________________________________
  Main Office Address                       Branch Number

  ________________________________________  ____________________________________
  Representative's Number                   Representative's Name

  ________________________________________  ____________________________________
  Branch Address                            Telephone

  ________________________________________  ____________________________________
  Investment Dealer's Authorized Signature  Title


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  [LOGO OF EXCELSIOR FUNDS  CHASE GLOBAL FUNDS         SUPPLEMENTAL
     INC. APPEARS HERE]     SERVICE COMPANY            APPLICATION
                            CLIENT SERVICES            SPECIAL INVESTMENT AND
                            P.O. Box 2798              WITHDRAWAL OPTIONS
                            Boston, MA 02208-2798
                            (800) 446-1012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ACCOUNT REGISTRATION   PLEASE SUPPLY THE FOLLOWING INFORMATION EXACTLY AS IT
                         APPEARS ON THE FUND'S RECORD.
--------------------------------------------------------------------------------

  Fund Name _________________________  Account Number __________________________
  Owner Name ________________________ Social Security or Taxpayer ID Number ___ Street Address ____________________ City, State, Zip Code ___________________
  Resident of [_] U.S. [_] Other ____  [_] Check here if this is a change of address
--------------------------------------------------------------------------------
  DISTRIBUTION OPTIONS (DIVIDENDS AND CAPITAL GAINS WILL BE REINVESTED UNLESS OTHERWISE INDICATED)
--------------------------------------------------------------------------------

  A. CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:

         All dividends are to be      [_] reinvested  [_] paid in cash
         All capital gains are to be  [_] reinvested  [_] paid in cash

  B. PAYMENT ORDER: Complete only if distribution checks are to be payable to another party. Make distribution checks payable to:

                                       Name of Your Bank _______________________
  Name ____________________________    Bank Account Number _____________________
  Address _________________________    Address of Bank _________________________
  City, State, Zip Code ________________________________________________________

  C. DISTRIBUTIONS REINVESTED-CROSS FUNDS: Permits all distributions from one Fund to be automatically reinvested into another identically-registered UST Master Fund. (NOTE: You may NOT open a new Fund account with this option.) Transfer all distributions earned:

  From: _______________________________  Account No. ___________________________
                   (Fund)
  To: _________________________________  Account No. ___________________________
                   (Fund)
--------------------------------------------------------------------------------
  AUTOMATIC INVESTMENT PLAN   [_] YES  [_] NO
--------------------------------------------------------------------------------

  I/We hereby authorize CGFSC to debit my/our personal checking account on the designated dates in order to purchase shares in the Fund indicated at the top of this application at the applicable public offering price determined on that day.
                      [_] Monthly on the 1st day
                      [_] Monthly on the 15th day
                      [_] Monthly on both the 1st and 15th days
  Amount of each debit (minimum $50 per Fund) $ ________________________
  NOTE: A Bank Authorization Form (below) and a voided personal check must accompany the Automatic Investment Plan application.

- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
--------------------------------------------------------------------------------

  EXCELSIOR FUNDS
  CLIENT SERVICES                     AUTOMATIC INVESTMENT PLAN

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  BANK AUTHORIZATION
--------------------------------------------------------------------------------

  _________________________ _________________________ __________________________
  Bank Name                 Bank Address              Bank Account Number

  I/We authorize you, the above named bank, to debit my/our account for amounts drawn by CGFSC, acting as my agent for the purchase of Fund shares. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until revoked in writing and received by you. I/We agree that you shall incur no liability when honoring debits, except a loss due to payments drawn against insufficient funds. I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the cancellation of that purchase.

  _____________________________________  _______________________________________
  Account Holder's Name                  Joint Account Holder's Name

  X ____________________ ______________  X ____________________ ________________
         Signature       Date                   Signature       Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  SYSTEMATIC WITHDRAWAL PLAN   [_] YES   [_] NO     NOT AVAILABLE FOR IRA'S
--------------------------------------------------------------------------------

   AVAILABLE TO SHAREHOLDERS WITH ACCOUNT BALANCES OF $10,000 OR MORE.

  I/We hereby authorize CGFSC to redeem the necessary number of shares from my/our Excelsior Fund Account on the designated dates in order to make the following periodic payments:

  [_] Monthly on the 24th day

  [_] Quarterly on the 24th day of January, April, July and October

  [_] Other_____________________________________________________________________

  (This request for participation in the Plan must be received by the 18th day of the month in which you wish withdrawals to begin.)

  Amount of each check ($100 minimum) $ ________________________________________

  Please make check payable to: (To be completed only if redemption proceeds to be paid to other than account holder of record or mailed to address other than address of record)

  Recipient ____________________________________________________________________

  Street Address _______________________________________________________________

  City, State, Zip Code ________________________________________________________

  NOTE: If recipient of checks is not the registered shareholder, signature(s) below must be guaranteed. A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names and titles of officers authorized to act on its behalf.

--------------------------------------------------------------------------------
  AGREEMENT AND SIGNATURES
--------------------------------------------------------------------------------

  The investor(s) certifies and agrees that the certifications, authorizations, directions and restrictions contained herein will continue until CGFSC receives written notice of any change or revocation. Any change in these instructions must be in writing with all signatures guaranteed (if applicable).

  Date ___________________________


  X ___________________________________  X _____________________________________
    Signature                              Signature

  X ___________________________________  X _____________________________________
    Signature Guarantee* (if applicable)   Signature Guarantee* (if applicable)


  X ___________________________________  X _____________________________________
    Signature                              Signature

  X ___________________________________  X _____________________________________
    Signature Guarantee* (if applicable)   Signature Guarantee* (if applicable)

  *ELIGIBLE GUARANTORS: An Eligible Guarantor institution is a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, provided that such institution is a participant in STAMP, the Securities Transfer Agents Medallion Program.
- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PROSPECTUS SUMMARY.........................................................   2
EXPENSE SUMMARY............................................................   3
FINANCIAL HIGHLIGHTS.......................................................   5
U.S. TRUST'S INVESTMENT PHILOSOPHY AND STRATEGIES..........................  15
INVESTMENT OBJECTIVES AND POLICIES.........................................  15
PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION.....................  22
INVESTMENT LIMITATIONS.....................................................  26
PRICING OF SHARES..........................................................  27
HOW TO PURCHASE AND REDEEM SHARES..........................................  28
INVESTOR PROGRAMS..........................................................  34
DIVIDENDS AND DISTRIBUTIONS................................................  37
TAXES......................................................................  37
MANAGEMENT OF THE FUNDS....................................................  38
DESCRIPTION OF CAPITAL STOCK...............................................  42
CUSTODIAN AND TRANSFER AGENT...............................................  42
PERFORMANCE INFORMATION....................................................  43
MISCELLANEOUS..............................................................  43
INSTRUCTIONS FOR NEW ACCOUNT APPLICATION...................................  44

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDI-TIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OF-FERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EXCELSIOR FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY EXCELSIOR FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

USTEQP196

                              [LOGO OF EXCELSIOR
                              FUNDS INC. APPEARS
                              HERE]

                                  EQUITY FUND

                             INCOME AND GROWTH FUND

                               LONG-TERM SUPPLY

                                OF ENERGY FUND

                          PRODUCTIVITY ENHANCERS FUND

                           ENVIRONMENTALLY-RELATED

                          PRODUCTS AND SERVICES FUND

                             AGING OF AMERICA FUND

                              COMMUNICATION AND

                              ENTERTAINMENT FUND

                           BUSINESS AND INDUSTRIAL

                              RESTRUCTURING FUND

                            GLOBAL COMPETITORS FUND

                             EARLY LIFE CYCLE FUND


                                   Prospectus
                                 August 1, 1995

                      (as revised on January 1, 1996)

                                [LOGO OF EXCELSIOR FUNDS INC. APPEARS HERE]

A Management Investment Company

-------------------------------------------------------------------------------
Fixed-Income Funds                 For initial purchase information, current
73 Tremont Street                  prices, yield and performance information
Boston, Massachusetts 02108-3913   and existing account information, call
                                   (800) 446-1012. (From overseas, call (617)
                                   557-8280.)
-------------------------------------------------------------------------------

This Prospectus describes three separate portfolios offered to investors by Excelsior Funds, Inc. ("Excelsior Fund") (formerly UST Master Funds, Inc.), an open-end management investment company. This Prospectus describes the fixed-income portfolios. Each portfolio (individually, a "Fund" and collectively, the "Funds") has its own investment objective and policies as follows:

 SHORT-TERM GOVERNMENT SECURITIES FUND'S investment objective is to seek a high level of current income consistent with stability of principal by invest-ing principally in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations. As a result, the interest income on such investments gener-ally should be exempt from state and local personal income taxes in most states. The Fund will generally have a dollar-weighted average portfolio matu-rity of one to three years.

 INTERMEDIATE-TERM MANAGED INCOME FUND'S investment objective is to seek as high a level of current interest income consistent with relative stability of principal by investing principally in investment grade or better debt obliga-tions and money market instruments. The Fund will ordinarily have a dollar-weighted average portfolio maturity of three to ten years.

 MANAGED INCOME FUND'S investment objective is to seek higher current income consistent with what is believed to be prudent risk of capital. Subject to this investment objective, the Fund's investment adviser will consider the to-tal rate of return on portfolio securities in managing the Fund. Under normal market or economic conditions, the Fund will invest a majority of its assets in investment grade debt obligations and money market instruments.

 Each of the Funds is sponsored and distributed by Edgewood Services, Inc. and advised by United States Trust Company of New York (the "Investment Adviser" or "U.S. Trust").

 This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. A Statement of Additional Information dated August 1, 1995 (as revised on January 1, 1996) and contain-ing additional information about the Funds has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available to investors without charge by writing to Excelsior Fund at its ad-dress shown above or by calling (800) 446-1012. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in its entirety into this Prospectus.

SHARES IN THE FUNDS ("SHARES") ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, ITS PARENT AND AFFILIATES AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGA-TIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                August 1, 1995

                     (as revised on January 1, 1996)

                              PROSPECTUS SUMMARY

  EXCELSIOR FUNDS, INC. is an investment company offering various diversified investment portfolios with differing objectives and policies. Founded in 1984, Excelsior Fund currently offers 20 Funds with combined assets of approximately $2.5 billion. See "Description of Capital Stock."

  INVESTMENT ADVISER: United States Trust Company of New York serves as the Funds' investment adviser. U.S. Trust is a trust company offering a variety of specialized financial and fiduciary services to high-net worth individuals, institutions and corporations. Excelsior Fund offers investors access to U.S. Trust's services. See "Management of the Funds--Investment Adviser."

  INVESTMENT OBJECTIVES AND POLICIES: Generally, the Short-Term Government Se-curities Fund is a diversified investment portfolio which invests principally in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and the Intermediate-Term Managed Income and Managed Income Funds are diversified investment portfolios which invest principally in in-vestment grade or better debt obligations. The Funds' investment objectives and policies are summarized on the cover and explained in greater detail later in this Prospectus. See "Investment Objectives and Policies," "Portfolio In-struments and Other Investment Information" and "Investment Limitations."

  HOW TO INVEST: The Funds' shares are offered at their public offering price, i.e., their net asset value per share plus a sales load which is subject to substantial reductions for large purchases and programs for accumulation. The sales load is not applicable to investors making their investments through a variety of institutions, such as U.S. Trust, other banks and trust companies. See "How to Purchase and Redeem Shares."

  The minimum initial investment is $500 per Fund, and the minimum subsequent investment is $50 per Fund. The easiest way to invest is to complete the ac-count application which accompanies this Prospectus and to send it with a check to the address noted on the application. Investors may also invest by wire and through investment dealers or institutional investors with appropri-ate sales agreements with Excelsior Fund. See "How to Purchase and Redeem Shares."

  HOW TO REDEEM: Redemptions may be requested directly from Excelsior Fund by mail, wire or telephone. Investors investing through another institution should request redemptions through their Shareholder Organization. See "How to Purchase and Redeem Shares."

  INVESTMENT RISKS AND CHARACTERISTICS: Generally, each Fund is affected di-rectly by credit markets and fluctuations in interest rates. Although each Fund generally seeks to invest for the long term, each Fund may engage in short-term trading of portfolio securities. A high rate of portfolio turnover may involve correspondingly greater transaction costs which must be borne di-rectly by a Fund and ultimately by its shareholders. Investments in non-in-vestment grade obligations may subject the Intermediate-Term Managed Income and Managed Income Funds to increased risk of loss upon default. Such securi-ties are generally unsecured, are often subordinated debt and are often issued by entities with high levels of indebtedness and that are more sensitive to adverse economic conditions. Investments in the obligations of foreign issuers may subject the Intermediate-Term Managed Income and Managed Income Funds to additional investment risks, including fluctuations in foreign exchange rates, future political and economic developments and the possible imposition of ex-change controls or other foreign governmental laws or restrictions. See "In-vestment Policies Common to Intermediate-Term Managed Income and Managed In-come Funds--Risk Factors." Investment in the Funds should not be considered a complete investment program.

                                EXPENSE SUMMARY

                                            SHORT-TERM    INTERMEDIATE- MANAGED
                                            GOVERNMENT    TERM MANAGED  INCOME
                                          SECURITIES FUND  INCOME FUND   FUND
                                          --------------- ------------- -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load on Purchases
 (as percentage of offering price).......      4.50%          4.50%      4.50%
Sales Load on Reinvested Dividends.......       None           None       None
Deferred Sales Load......................       None           None       None
Redemption Fee/1/........................       None           None       None
Exchange Fees............................       None           None       None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees (after fee waivers)/2/.....       .25%           .33%       .63%
12b-1 Fees...............................       None           None       None
Other Operating Expenses
  Administrative Servicing Fee/2/........       .02%           .02%       .02%
  Other Expenses.........................       .34%           .31%       .35%
                                               -----          -----      -----
Total Operating Expenses (after fee
 waivers)/2/.............................       .61%           .66%      1.00%
                                               =====          =====      =====

-------
1. The Funds' transfer agent imposes a direct $8.00 charge on each wire re-demption by noninstitutional (i.e. individual) investors which is not re-flected in the expense ratios presented herein. Shareholder organizations may charge their customers transaction fees in connection with redemptions. See "Redemption Procedures."
2. The Investment Adviser and Administrators may from time to time voluntarily waive part of their respective fees, which waivers may be terminated at any time. Until further notice, the Investment Adviser and/or Administrators intend to voluntarily waive fees in an amount equal to the Administrative Servicing Fee; and to further waive fees and reimburse expenses to the ex-tent necessary for the Short-Term Government Securities and Intermediate-Term Managed Income Funds to maintain annual expense ratios of not more than .62% and .72%, respectively. Without such fee waivers, "Other Ex-penses" would be .35% for the Short-Term Government Securities Fund and "Advisory Fees" would be .30%, .35% and .75% and "Total Operating Expenses" would be .67%, .68% and 1.12% for the Short-Term Government Securities, In-termediate-Term Managed Income and Managed Income Funds, respectively.

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption of your investment at the end of the following periods:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Short-Term Government Securities Fund...........  $51     $64     $77     $118
Intermediate-Term Managed Income Fund...........   51      65      80      124
Managed Income Fund.............................   55      75      98      162

  The foregoing expense summary and example (based on the maximum sales load payable on the Shares of the Funds) are intended to assist the investor in un-derstanding the costs and expenses that an investor in Shares of the Funds will bear directly or indirectly. The expense summary sets forth advisory and other expenses payable with respect to Shares of the Funds for the fiscal year ended March 31, 1995. For more complete descriptions of the Funds' operating ex-penses, see "Management of the Funds" in this Prospectus and the financial statements and notes incorporated by reference in the Statement of Additional Information.

  THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LOWER THAN THOSE SHOWN IN THE EXPENSE SUMMARY AND EXAMPLE.

                              FINANCIAL HIGHLIGHTS

  The following tables include selected data for a Share outstanding throughout each period and other performance information derived from the financial state-ments included in Excelsior Fund's Annual Report to Shareholders for the year ended March 31, 1995 (the "Financial Statements"). The information contained in the Financial Highlights for each period has been audited by Ernst & Young LLP, Excelsior Fund's independent auditors. The following tables should be read in conjunction with the Financial Statements and notes thereto. More information about the performance of each Fund is also contained in the Annual Report to Shareholders which may be obtained from Excelsior Fund without charge by call-ing the number on the front cover of this Prospectus.

                     SHORT-TERM GOVERNMENT SECURITIES FUND

                                               YEAR ENDED
                                                MARCH 31,
                                              --------------    PERIOD ENDED
                                               1995    1994   MARCH 31, 1993/1/
                                              ------  ------  -----------------
Net Asset Value, Beginning of Period......... $ 6.93  $ 7.06       $ 7.00
                                              ------  ------       ------
Income From Investment Operations
  Net Investment Income......................   0.33    0.24         0.06
  Net Gains or (Losses) on Securities (both
   realized and unrealized)..................  (0.04)  (0.09)        0.06
                                              ------  ------       ------
  Total From Investment Operations...........   0.29    0.15         0.12
                                              ------  ------       ------
Less Distributions
  Dividends From Net Investment Income.......  (0.33)  (0.24)       (0.06)
  Dividends From Net Realized Gain on Invest-
   ments.....................................   0.00   (0.02)        0.00
  Distributions in Excess of Net Realized
   Gain on Investments.......................   0.00   (0.02)        0.00
                                              ------  ------       ------
  Total Distributions........................  (0.33)  (0.28)       (0.06)
                                              ------  ------       ------
Net Asset Value, End of Period............... $ 6.89  $ 6.93       $ 7.06
                                              ======  ======       ======
Total Return/2/..............................  4.30%   2.12%        1.70%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).... $25.22  $25.23       $13.37
  Ratio of Net Operating Expenses to Average
   Net Assets................................  0.61%   0.62%        0.62%/3/
  Ratio of Gross Operating Expenses to Aver-
   age Net Assets............................  0.67%   0.65%        0.82%/3/
  Ratio of Net Income to Average Net Assets..  4.80%   3.42%        3.62%/3/
  Portfolio Turnover Rate.................... 198.0%  267.0%        93.0%/3/

-------
NOTES:
1.Inception date of the Fund was December 31, 1992.
2.Total return data does not reflect the sales load payable on purchases of
   Shares.
3.Annualized.

                     INTERMEDIATE-TERM MANAGED INCOME FUND

                                       YEAR ENDED MARCH 31,
                                       ----------------------
                                                                 PERIOD ENDED
                                          1995        1994     MARCH 31, 1993/1/
                                       ----------  ----------  -----------------
Net Asset Value, Beginning of Period.  $     6.83  $     7.19       $ 7.00
                                       ----------  ----------       ------
Income From Investment Operations
  Net Investment Income..............        0.39        0.31         0.08
  Net Gains or (Losses) on Securities
   (both realized and unrealized)....       (0.07)      (0.27)        0.19
                                       ----------  ----------       ------
  Total From Investment Operations...        0.32        0.04         0.27
                                       ----------  ----------       ------
Less Distributions
  Dividends From Net Investment
   Income............................       (0.39)      (0.31)       (0.08)
  Dividends From Net Realized Gain on
   Investments.......................        0.00        0.00         0.00
  Distributions in Excess of Net
   Realized Gain on Investments......       (0.01)      (0.09)        0.00
                                       ----------  ----------       ------
  Total Distributions................       (0.40)      (0.40)       (0.08)
                                       ----------  ----------       ------
Net Asset Value, End of Period.......  $     6.75  $     6.83       $ 7.19
                                       ==========  ==========       ======
Total Return/2/......................       4.95%       0.45%        3.86%
Ratios/Supplemental Data
  Net Assets, End of Period (in
   millions).........................  $    47.93  $    42.56       $19.48
  Ratio of Net Operating Expenses to
   Average Net Assets................       0.66%       0.69%        0.72%/3/
  Ratio of Gross Operating Expenses
   to Average Net Assets.............       0.68%       0.69%        0.98%/3/
  Ratio of Net Income to Average Net
   Assets............................       5.91%       4.31%        4.69%/3/
  Portfolio Turnover Rate............      682.0%      385.0%       66.00%/3/

-------
NOTES:
1.Inception date of the Fund was December 31, 1992.
2.Total return data does not reflect the sales load payable on purchases of
   Shares.
3.Annualized.

                              MANAGED INCOME FUND

                                                    YEAR ENDED MARCH 31,
                          ----------------------------------------------------------------------------------
                           1995    1994     1993     1992    1991    1990    1989     1988    1987   1986/1/
                          ------  -------  -------  ------  ------  ------  -------  ------  ------  -------
Net Asset Value,
 Beginning of period....  $ 8.57  $  9.64  $  9.15  $ 9.12  $ 8.77  $ 8.51  $  8.61  $ 9.01  $ 8.62  $ 8.00
                          ------  -------  -------  ------  ------  ------  -------  ------  ------  ------
Income From Investment
 Operations
 Net Investment Income..    0.51     0.47     0.58    0.65    0.67    0.69     0.66    0.67    0.69    0.14
 Net Gains or (Losses)
  on Securities (both
  realized and
  unrealized)...........   (0.18)   (0.26)    0.79    0.27    0.44    0.32    (0.06)  (0.08)   0.79    0.57
                          ------  -------  -------  ------  ------  ------  -------  ------  ------  ------
 Total From Investment
  Operations............    0.33     0.21     1.37    0.92    1.11    1.01     0.60    0.59    1.48    0.71
                          ------  -------  -------  ------  ------  ------  -------  ------  ------  ------
Less Distributions
 Dividends From Net
  Investment Income.....   (0.51)   (0.47)   (0.58)  (0.65)  (0.67)  (0.69)   (0.66)  (0.67)  (0.75)  (0.09)
 Dividends From Net
  Realized Gain on
  Investments...........    0.00    (0.31)   (0.30)  (0.24)  (0.09)  (0.06)   (0.04)  (0.32)  (0.34)   0.00
 Distributions in Excess
  of Net Realized Gain
  on Investments........    0.00    (0.50)    0.00    0.00    0.00    0.00     0.00    0.00    0.00    0.00
                          ------  -------  -------  ------  ------  ------  -------  ------  ------  ------
 Total Distributions....   (0.51)  (1.28)    (0.88)  (0.89)  (0.76)  (0.75)   (0.70)  (0.99)  (1.09)  (0.09)
                          ------  -------  -------  ------  ------  ------  -------  ------  ------  ------
Net Asset Value, End of
 Period.................  $ 8.39  $  8.57  $  9.64  $ 9.15  $ 9.12  $ 8.77  $  8.51  $ 8.61  $ 9.01  $ 8.62
                          ======  =======  =======  ======  ======  ======  =======  ======  ======  ======
Total Return/2/.........   4.06%    1.73%   15.74%  10.36%  13.37%  12.03%    7.18%   7.20%  18.46%   8.93%
Ratios/Supplemental Data
 Net Assets, End of
  Period (in millions)..  $86.02  $110.90  $108.94  $96.32  $52.74  $38.75  $ 19.53  $12.67  $11.53  $ 2.48
 Ratio of Net Operating
  Expenses to Average
  Net Assets............   1.00%    0.90%    0.89%   1.05%   1.11%   1.13%    1.07%   0.86%   0.81%   0.94%/3/
 Ratio of Gross
  Operating Expenses to
  Average Net Assets....   1.12%    1.06%    1.04%   1.05%   1.11%   1.14%    1.24%   1.32%   1.38%   3.34%/3/
 Ratio of Net Income to
  Average Net Assets....   6.09%    4.89%    6.19%   6.97%   7.57%   7.73%    7.69%   7.76%   7.72%   8.01%/3/
 Portfolio Turnover
  Rate..................  492.0%   459.0%   455.0%  369.0%  342.0%  350.0%  1226.0%  576.0%  751.0%  265.0%/3/

-------
NOTES:
1. Inception date of the Fund was January 9, 1986.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

 The Investment Adviser will use its best efforts to achieve the investment ob-jective of each Fund, although their achievement cannot be assured. The invest-ment objective of each Fund may not be changed without a vote of the holders of a majority of the particular Fund's outstanding Shares (as defined under "Mis-cellaneous"). Except as noted below and in "Investment Limitations," the in-vestment policies of each Fund may be changed without the vote of the holders of a majority of the outstanding Shares of such Fund.

SHORT-TERM GOVERNMENT SECURITIES FUND

 The Short-Term Government Securities Fund's investment objective is to seek a high level of current income consistent with stability of principal by invest-ing principally in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations. As a result, the interest income on such investments generally should be exempt from state and local personal income taxes in most states. In all states this tax exemption is passed through to the Fund's shareholders. The Fund will generally have a dollar-weighted average portfolio maturity of one to three years. Changes in interest rates will affect the value of the portfolio investments held by the Short-Term Government Securities Fund. As a result, in-vestment in the Short-Term Government Securities Fund should not be considered a complete investment program. Additional information about the Fund's policies and portfolio instruments is set forth below under "Portfolio Instruments and Other Investment Information."

INTERMEDIATE-TERM MANAGED INCOME FUND

 The Intermediate-Term Managed Income Fund's investment objective is to seek as high a level of current interest income as is consistent with relative stabil-ity of principal. The Fund will have a dollar-weighted average portfolio matu-rity of three to ten years.

MANAGED INCOME FUND

 The Managed Income Fund's investment objective is to seek high current income consistent with what is believed to be prudent risk of capital. Subject to this investment objective, the Investment Adviser will consider the market value ap-preciation of portfolio securities in managing the Fund. The Managed Income Fund's dollar-weighted average portfolio maturity will vary from time to time in light of current market and economic conditions, the comparative yields on instruments with different maturities and other factors.

INVESTMENT POLICIES COMMON TO INTERMEDIATE-TERM MANAGED INCOME AND MANAGED INCOME FUNDS

 The Intermediate-Term Managed Income and Managed Income Funds may invest in the following types of securities: corporate debt obligations such as bonds, debentures, obligations convertible into common stocks and money market instru-ments; preferred stocks; and obligations issued or guaranteed by the U.S. Gov-ernment and its agencies or instrumentalities. The Intermediate-Term Managed Income and Managed Income Funds are also permitted to enter into repurchase agreements. The Intermediate-Term Managed Income and Managed Income Funds may, from time to time, invest in debt obligations exempt from Federal income tax issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumental-ities and political subdivisions ("Municipal Bonds"). The purchase of Municipal Bonds may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government debt obligations.

 Under normal market conditions, at least 75% of the Intermediate-Term Managed Income and Managed Income Fund's total assets will be invested in investment-grade debt obligations rated within the four highest ratings of Standard & Poor's Ratings Group ("S&P") or Moody's Investor Service, Inc. ("Moody's") (or in unrated obligations considered to be of investment grade by the Investment Adviser) and in U.S. Government obligations and money market instruments of the types listed below under "Money Market Instruments." When, in the opinion of the Invest-ment Adviser, a defensive investment posture is warranted, the Funds may in-vest temporarily and without limitation in high quality, short-term money mar-ket instruments.

 Unrated securities will be considered of investment grade if deemed by the Investment Adviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers of such securities are rated "Baa/BBB" or better. It should be noted that obligations rated in the lowest of the top four ratings ("Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated bonds.

 The Intermediate-Term Managed Income and Managed Income Funds may invest up to 25% of their respective total assets in: preferred stocks; dollar-denomi-nated debt obligations of foreign issuers, including foreign corporations and foreign governments; and dollar-denominated debt obligations of U.S. companies issued outside the United States (see additional limitation on investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks under "Money Market Instruments" below). The Intermediate-Term Managed Income and Managed Income Funds may invest up to 10% and 25% of their respec-tive total assets in obligations rated below the four highest ratings of S&P or Moody's (commonly called "junk bonds") with no minimum rating required. The Intermediate-Term Managed Income and Managed Income Funds will not invest in common stocks, and any common stocks received through conversion of convert-ible debt obligations will be sold in an orderly manner as soon as possible. Changes in interest rates will affect the value of the portfolio investments held by the Intermediate-Term Managed Income and Managed Income Funds.

RISK FACTORS

 Investments in the obligations of foreign issuers may subject the Intermedi-ate-Term Managed Income and Managed Income Funds to additional investment risks including fluctuations in foreign exchange rates, future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, con-fiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. com-pany, and foreign companies may not be subject to accounting, auditing and fi-nancial reporting standards and requirements comparable to or as uniform as those of U.S.-based companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S.-based companies. Transaction costs on foreign securities markets are generally higher than in the United States. There is generally less government supervision and regulation of foreign ex-changes, brokers and issuers than there is in the United States. The Interme-diate-Term Managed Income and Managed Income Funds might have greater diffi-culty taking appropriate legal action in a foreign court. Interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions al-lowed to investors under the Federal income tax provisions, they may reduce the net return to the shareholders.

 The Intermediate-Term Managed Income and Managed Income Funds' investments in obligations rated below the four highest ratings of S&P and Moody's have dif-ferent risks than investments in securities that are rated "investment grade." Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates than are investment grade issuers. As a result, the market price of such securities, and the net asset value of the Funds' Shares, may be particularly volatile.

 Additional risks associated with lower-rated fixed-income securities are (a) the relative youth and growth of the market for such securities, (b) the rela-tively low trading market liquidity for the securities, (c) the impact that legislation may have on the high-yield bond market (and, in turn, on the Funds' net asset value and investment practices), (d) the operation of mandatory sink-ing fund or call/redemption provisions during periods of declining interest rates whereby the Funds may be required to reinvest premature redemption pro-ceeds in lower yielding portfolio securities, and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial pe-riod of rising interest rates, highly-leveraged issuers may experience finan-cial stress which would adversely affect their ability to service their princi-pal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated security held by the Intermediate-Term Managed Income and Managed Income Funds defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market. Final-ly, the Funds' trading in fixed-income securities to achieve capital apprecia-tion entails risks that capital losses rather than gains will result. As a re-sult, investment in the Intermediate-Term Managed Income and Managed Income Funds should not be considered a complete investment program.

 Debt obligations rated "BB," "B" or "CCC" by S&P are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "CCC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse condi-tions. The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating. The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or im-plied "CCC-" debt rating, and may be used to cover a situation where a bank-ruptcy petition has been filed, but debt service payments are continued. The rating "CI" is reserved for income bonds on which no interest is being paid. Debt obligations rated "D" are in default, and payments of interest and/or re-payment of principal is in arrears. The ratings from "AA" through "CCC" are sometimes modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's has a similar classifica-tion scheme for non-investment grade debt obligations. Debt obligations rated "Ba," "B," "Caa," "Ca" and "C" provide questionable protection of interest and principal. The rating "Ba" indicates that a debt obligation has some specula-tive characteristics. The rating "B" indicates a general lack of characteris-tics of desirable investment. Debt obligations rated "Caa" are of poor quality, while debt obligations rated "Ca" are considered highly speculative. "C" repre-sents the lowest rated class of debt obligations. Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" reflects a mid-range rank-ing; and the modifier "3" indicates that the security ranks at the lower end of its generic rating category.

             PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION

MONEY MARKET INSTRUMENTS

 Money market instruments that may be purchased by the Intermediate-Term Man-aged Income and Man-aged Income Funds in accordance with their investment objectives and policies stated above include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

 Bank obligations include bankers' acceptances, negotiable certificates of de-posit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Bank obligations acquired by a Fund may also include U.S. dollar-denominated obli-gations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations of foreign branches of do-mestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of the Managed Income Fund's to-tal assets will be invested in obligations of any one foreign or domestic branch and no more than 20% of the Fund's total assets at the time of purchase will be invested in the aggregate in such obligations. Investments in time de-posits are limited to no more than 5% of the value of a Fund's total assets at time of purchase.

 Investments by the Funds in commercial paper will consist of issues that are rated "A-2" or better by S&P or "Prime-2" or better by Moody's. In addition, each Fund may acquire unrated commercial paper that is determined by the In-vestment Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the particular Fund.

 Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instru-ment purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument.

GOVERNMENT OBLIGATIONS

 Government obligations acquired by the Funds include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Such investments may include obligations issued by the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, the General Services Ad-ministration, Federal Home Loan Banks, the Tennessee Valley Authority and the Student Loan Marketing Association. Obligations of certain agencies and in-strumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary author-ity of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Govern-ment-sponsored instrumentalities if it is not obligated to do so by law. Obli-gations of such instrumentalities will be purchased only when the Investment Adviser believes that the credit risk with respect to the instrumentality is minimal. The Statement of Additional Information contains further information on the various types of U.S. Government obligations.

 Securities issued or guaranteed by the U.S. Government have historically in-volved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of a Fund.

REPURCHASE AGREEMENTS

 As stated above, each Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agree-ments"). Each Fund will enter into repurchase agreements only with financial institutions such as banks or broker/dealers which are deemed to be credit-worthy by the Investment Adviser under guidelines approved by Excelsior Fund's Board of Directors. No Fund will enter into repurchase agreements with the In-vestment Adviser or its affiliates. Repurchase agreements with remaining matu-rities in excess of seven days will be considered illiquid securities subject to the 10% limit described in Investment Limitation No. 5 below.

 The seller under a repurchase agreement will be required to maintain the value of the obligations subject to the agreement at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Income on the repur-chase agreements will be taxable.

INVESTMENT COMPANY SECURITIES

 The Funds may also invest in securities issued by other investment companies which invest in high-quality, short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment com-pany, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indi-rectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by the Funds within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act") which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securi-ties.

WHEN-ISSUED AND FORWARD TRANSACTIONS AND STAND-BY COMMITMENTS

 Each of the Funds may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular se-curities with payment and delivery taking place in the future, beyond the nor-mal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. It is expected that forward commitments and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual market con-ditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and forward commit-ments for speculative purposes, but only in furtherance of their investment ob-jectives.

 In addition, the Intermediate-Term Managed Income and Managed Income Funds may acquire "stand-by commitments" with respect to Municipal Bonds held by them. Under a "stand-by commitment," a dealer agrees to purchase at a Fund's option specified Municipal Bonds at a specified price. The Intermediate-Term Managed Income and Managed Income Funds will acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. "Stand-by commitments" acquired by a Fund would be valued at zero in determining the Fund's net asset value.

TYPES OF MUNICIPAL BONDS

 The two principal classifications of Municipal Bonds which may be held by the Intermediate-Term Managed Income and Managed Income Funds are "general obliga-tion" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequent-ly, the credit quality of private activity revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

 The Intermediate-Term Managed Income and Managed Income Funds' portfolios may also include "moral obligation" securities, which are normally issued by spe-cial-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Intermediate-Term Managed Income and Managed Income Funds. The Investment Adviser will consider investments in Municipal Bonds for the Inter-mediate-Term Managed Income and Managed Income Funds when the Investment Ad-viser believes that the total return on such securities is attractive relative to that of taxable securities.

FUTURES CONTRACTS

 The Funds may enter into interest rate futures contracts as a hedge against changes in market conditions. An interest rate futures contract represents a firm commitment by which two parties agree to take or make delivery of fixed-income securities on the last trading date of the contract and the price at which the futures contract is originally struck.

 The Funds will not engage in transactions in futures contracts for specula-tion, but only as a hedge against changes in market values of securities which they hold or intend to purchase where the transactions are intended to reduce risks inherent in the management of the Funds. Each Fund may engage in futures contracts only to the extent permitted by the Commodity Futures Trading Com-mission ("CFTC") and the Securities and Exchange Commission ("SEC"). As of the date of this Prospectus, each Fund intends to limit its hedging transactions in futures contracts so that, immediately after any such transaction, the ag-gregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets, after taking into account any unrealized prof-its and unrealized losses on the Fund's open contracts.

 When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing cash and/or certain liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing cash and/or certain liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not appli-cable when a Fund "covers" a futures position generally by entering into an offsetting position.

 Transactions by a Fund in futures contracts may subject the Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Investment Adviser to anticipate correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts and movements in the price of the instruments being hedged. Further, there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transac-tion that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements.

SECURITIES LENDING

 To increase return on its portfolio securities, each Fund may lend its portfo-lio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may in-clude cash, securities of the U.S. Government, its agencies or instrumentali-ties, or an irrevocable letter of credit issued by a bank which meets the in-vestment standards of a Fund, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund ex-ceeds 30% of the value of its total assets. There may be risks of delay in re-ceiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail fi-nancially. However, loans are made only to borrowers deemed by the Investment Adviser to be of good standing and when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

ILLIQUID SECURITIES

 No Fund will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Each Fund may purchase securities which are not registered under the Securities Act of 1933 (the "Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is determined by the Investment Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This in-vestment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninter-ested in purchasing these restricted securities.

PORTFOLIO TURNOVER

 Although each Fund generally seeks to invest for the long term, each Fund may sell a portfolio investment immediately after its acquisition if the Investment Adviser believes that such a disposition is consistent with a Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold the investments. A high rate of portfolio turnover may involve correspondingly greater transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. Portfolio turnover will not be a limiting factor in making portfolio decisions. Each Fund's port-folio turnover rate is not expected to exceed 400%. High portfolio turnover may result in the realization of substantial net capital gains. To the extent that net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for Federal income tax purposes. (See "Financial Highlights" and "Taxes--Federal.")

                             INVESTMENT LIMITATIONS

 The investment limitations enumerated below are matters of fundamental policy and may not be changed without the vote of the holders of a majority of a Fund's outstanding Shares (as defined under "Miscellaneous").

 A Fund may not:

  1. Purchase securities of any one issuer, other than U.S. Government obliga-tions, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

  2. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in con-nection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that each Fund may enter into futures contracts and futures options. (This borrowing provision is in-cluded solely to facilitate the orderly sale of portfolio securities to ac-commodate abnormally heavy redemption requests and is not for leverage pur-poses.) A Fund will not purchase portfolio securities while borrowings in ex-cess of 5% of its total assets are outstanding;

  3. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) with respect to the Managed Income Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. Government or domestic bank obligations, (b) with respect to the Short-Term Government Securities and Intermediate-Term Managed Income Funds, there is no limitation with respect to securities issued or guaranteed by the U.S. Government and (c) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy; and

  4. Make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) each Fund may lend portfolio securities in an amount not exceeding 30% of its total assets.

 In addition, the Managed Income Fund may not:

  5. Knowingly invest more than 10% of the value of its total assets in illiq-uid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available; and

  6. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of its total assets would be invested in obliga-tions of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks.

                                     * * *

 In addition to the investment limitations described above, as a matter of fun-damental policy for each Fund, which may not be changed without the vote of the holders of a majority of the Fund's outstanding shares, a Fund may not invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

 In Investment Limitation No. 1 above: (a) a security is considered to be is-sued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user;
(b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) secu-rities issued or guaranteed by the United States Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

 The Short-Term Government Securities and Intermediate-Term Managed Income Funds may not knowingly invest more than 10% of the value of their respective total assets in illiquid securities, including repurchase agreements with re-maining maturities in excess of seven days, restricted securities and other se-curities for which market quotations are not readily available. This investment policy may be changed by Excelsior Fund's Board of Directors upon reasonable notice to shareholders.

 The Managed Income Fund will not invest more than 25% of the value of its to-tal assets in domestic bank obligations.

 With respect to all investment policies, if a percentage limitation is satis-fied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation.

 In order to permit the sale of Shares in certain states, Excelsior Fund may make commitments that are more restrictive than the investment policies and limitations described above. Should Excelsior Fund determine that any such com-mitment is no longer in the Funds' best interests, it will revoke the commit-ment by terminating sales of Shares to investors residing in the state in-volved.

                               PRICING OF SHARES

 The net asset value of each Fund's Shares is determined and priced for pur-chases and redemptions at the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value and pricing for each Fund's Shares are determined on each day the Ex-change and the Investment Adviser are open for trading ("Business Day"). Cur-rently, the holidays which Excelsior Fund observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share for purposes of pricing sales and redemptions is calcu-lated by dividing the value of all securities and other assets allocable to a Fund, less the liabilities charged to the Fund, by the number of its outstand-ing Shares.

 Assets in the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no trans-actions are valued at the average of the most recent bid and asked prices. A futures contract is valued at the last sales price quoted on the principal ex-change or board of trade on which such contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and other as-sets are valued at fair value pursuant to guidelines adopted by the Board of Directors. Absent unusual circumstances, portfolio securities maturing in 60 days or less are normally valued at amortized cost. The net asset value of Shares in the Funds will fluctuate as the market value of their portfolio secu-rities changes in response to changing market rates of interest and other fac-tors.

 Portfolio securities held by the Intermediate-Term Managed Income and Managed Income Funds which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange de-termined to be the primary market for such security. Investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last cur-rent bid quotation if market quotations are available, or at fair value as de-termined in accordance with guidelines adopted by the Board of Directors. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be signifi-cantly affected on days when investors can neither purchase nor redeem a Fund's Shares.

 The Funds' administrators have undertaken to price the securities in the Funds' portfolios and may use one or more pricing services to value certain portfolio securities in the Funds where the prices provided are believed to reflect the fair market value of such securities. The methods used by the pricing services and the valuations so established will be reviewed by the ad-ministrators under the general supervision of the Board of Directors.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

 Shares in each Fund are continuously offered for sale by Excelsior Fund's sponsor and distributor, Edgewood Services, Inc. (the "Distributor"), a whol-ly-owned subsidiary of Federated Investors. The Distributor is a registered broker/dealer. Its business address is Clearing Operations, P.O. Box 897, Pittsburgh, PA 15230-0897.

PURCHASE OF SHARES

 The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

 Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Invest-ors, "Investors"). Shares may also be purchased by customers ("Customers") of the Investment Adviser, its affiliates and correspondent banks, and other in-stitutions ("Shareholder Organizations") that have entered into shareholder servicing agreements with Excelsior Fund. A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase orders for its Customers and to transmit, on a timely basis, payment for such orders to Chase Global Funds Service Company ("CGFSC"), the Funds' sub-transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases and redemptions will be sent by CGFSC to the particular Shareholder Organization. As an alternative, a Shareholder Organi-zation may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Cus-tomers' purchase and redemption orders with the Funds, CGFSC will send confir-mations of such transactions and periodic account statements directly to Cus-tomers. A Shareholder Organization may also elect to establish its Customers as record holders.

 Excelsior Fund enters into shareholder servicing agreements with Shareholder Organizations which agree to provide their Customers various shareholder ad-ministrative services with respect to their Shares (hereinafter referred to as "Service Organizations"). Shares in the Funds bear the expense of fees payable to Service Organizations for such services. See "Management of the Funds-- Service Organizations."

 Customers wishing to purchase Shares through their Shareholder Organization should contact such entity directly for appropriate instructions. (For a list of Shareholder Organizations in your area, call (800) 446-1012.) An investor purchasing Shares through a registered investment adviser or certified finan-cial planner may incur transaction charges in connection with such purchases. Such investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may also purchase Shares directly in accordance with procedures described below under "Purchase Procedures."

PUBLIC OFFERING PRICE

 The public offering price for Shares of each Fund is the sum of the net asset value of the Shares purchased plus a sales load according to the table below:

                                                                  REALLOWANCE TO
                                         TOTAL SALES CHARGE           DEALER
                                   ------------------------------ --------------
                                     AS A % OF       AS A % OF      AS A % OF
                                   OFFERING PRICE    NET ASSET    OFFERING PRICE
                                     PER SHARE    VALUE PER SHARE   PER SHARE
                                   -------------- --------------- --------------
Amount of Transaction
---------------------
Less than $50,000.................      4.50%          4.71%           4.00%
$50,000 to $99,999................      4.00           4.17            3.50
$100,000 to $249,999..............      3.50           3.63            3.00
$250,000 to $499,999..............      3.00           3.09            2.50
$500,000 to $999,999..............      2.00           2.05            1.50
$1,000,000 to $1,999,999..........      1.00           1.00             .50
$2,000,000 and over...............       .50            .50             .25

 The reallowance to dealers may be changed from time to time but will remain the same for all such dealers.

 At various times the Distributor may implement programs under which a deal-er's sales force may be eligible to win nominal awards for certain sales ef-forts or under which the Distributor will reallow to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distribu-tor, an amount not exceeding the total applicable sales charges on the sales generated by the dealer at the public offering price during such programs. Al-so, the Distributor in its discretion may from time to time, pursuant to ob-jective criteria established by the Distributor, pay fees to qualifying deal-ers for certain services or activities which are primarily intended to result in sales of Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and condi-tions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Shares or the amount that the Funds will receive from such sales.

 The sales load described above will not be applicable to: (a) purchases of Shares by customers of the Investment Adviser or its affiliates; (b) trust, agency or custodial accounts opened through the trust department of a bank, trust company or thrift institution, provided that appropriate notification of such status is given at the time of investment; (c) companies, corporations and partnerships (excluding full service broker/dealers and financial plan-ners, registered investment advisers and depository institutions not covered by the exemptions in (d) and (e) below); (d) financial planners and registered investment advisers not affiliated with or clearing purchases through full service broker/dealers; (e) purchases of Shares by depository institutions for their own account as principal; (f) exchange transactions (described below un-der "Investor Programs-Exchange Privilege") where the Shares being exchanged were acquired in connection with the distribution of assets held in trust, agency or custodial accounts maintained with the trust department of a bank;
(g) corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh accounts) sponsored by the Distributor and IRA accounts sponsored by the Investment Adviser; (h) company-sponsored employee pension or retirement plans making direct investments in the Funds; (i) purchases of Shares by officers, trustees, directors, employees, former employees and retirees of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund"), the In-vestment Adviser, the Distributor or of any direct or indirect affiliate of any of them; (j) purchases of Shares by all beneficial shareholders of Excel-sior Fund or Excelsior Tax-Exempt Fund as of May 22, 1989; (k) purchases of Shares by investment advisers registered under the Investment Advisers Act of 1940 for their customers through an omnibus account established with United States Trust Company of New York; (l) purchases of Shares by directors, offi-cers and employees of brokers and dealers selling shares pursuant to a selling agreement with Excelsior Fund and Excelsior Tax-Exempt Fund; (m) purchases of shares by investors who are members of affinity groups serviced by USAffinity Investments Limited Partnership; and (n) customers of certain financial insti-tutions who purchase Shares through a registered representative of UST Finan-cial Services Corp. on the premises of their financial institutions. In addi-tion, no sales load is charged on the reinvestment of dividends or distribu-tions or in connection with certain share exchange transactions. Investors who have previously redeemed shares in an "Eligible Fund" (as defined below) on which a sales load has been paid also have a one-time privilege of purchasing shares of another "Eligible Fund" at net asset value without a sales charge, provided that such privilege will apply only to purchases made within 30 calendar days from the date of re-demption and only with respect to the amount of the redemption. These exemp-tions to the imposition of a sales load are due to the nature of the investors and/or reduced sales effort that will be needed in obtaining investments.

Quantity Discounts

 An investor in the Funds may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

 In order to obtain quantity discount benefits, an investor must notify CGFSC at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please call (800) 446-1012 or contact your Shareholder Or-ganization.

 Rights of Accumulation. A reduced sales load applies to any purchase of shares of any portfolio of Excelsior Fund and Excelsior Tax-Exempt Fund that is sold with a sales load ("Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the to-tal of: (a) the dollar amount of the then current purchase of shares of an El-igible Fund and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales load has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales load has been paid and subsequently purchases shares of an Eligible Fund having current value of $1,000, the load applicable to the subsequent purchase would be reduced to 4.00% of the offering price. Similarly, with re-spect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales load.

 Letter of Intent. By completing the Letter of Intent included as part of the New Account Application, an investor becomes eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales load, the offer-ing price of shares of an Eligible Fund on which a sales load has been paid, beneficially owned by an investor on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

 CGFSC will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by pur-chasing the specified amount. If purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect an investor's total pur-chases. If total purchases are less than the amount specified, an investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the total purchases. If such remittance is not received within 20 days, CGFSC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direc-tion, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to pur-chase the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the re-duced sales load. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

 Qualification for Discounts. For purposes of applying the Rights of Accumula-tion and Letter of Intent privileges described above, the scale of sales loads applies to the combined purchases made by any individual and/or spouse purchas-ing securities for his, her or their own account or for the account of any mi-nor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit sharing plan or IRA established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

PURCHASE PROCEDURES

General

 Direct Investors may purchase Shares by completing the Application for pur-chase of Shares accompanying this Prospectus and mailing it, together with a check payable to Excelsior Funds, to:

   Excelsior Funds
   c/o Chase Global Funds Service Company
   P.O. Box 2798
   Boston, MA 02208-2798

 Subsequent investments in an existing account in any Fund may be made at any time by sending to the above address a check payable to Excelsior Funds along with: (a) the detachable form that regularly accompanies the confirmation of a prior transaction; (b) a subsequent order form which may be obtained from CGFSC; or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Institu-tional Investors may purchase Shares by transmitting their purchase orders to CGFSC by telephone at (800) 446-1012 or by terminal access. Institutional In-vestors must pay for Shares with Federal funds or funds immediately available to CGFSC.

Purchases by Wire

 Investors may also purchase Shares by wiring Federal funds to CGFSC. Prior to making an initial investment by wire, an Investor must telephone CGFSC at
(800) 446-1012 (from overseas, call (617) 557-8280) for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

   The Chase Manhattan Bank, N.A.
   ABA #021000021

   Excelsior Funds, Account No. 9102732915
   For further credit to:

   Excelsior Funds
   Wire Control Number
   Account Registration (including account number)

 Investors making initial investments by wire must promptly complete the Appli-cation accompanying this Prospectus and forward it to CGFSC. Redemptions by In-vestors will not be processed until the completed Application for purchase of Shares has been received by CGFSC and accepted by the Distributor. Investors making subsequent investments by wire should follow the above instructions.

Other Purchase Information

 Except as provided in "Investor Programs" below, the minimum initial invest-ment by an Investor or initial aggregate investment by a Shareholder Organiza-tion investing on behalf of its Customers is $500 per Fund. The minimum subse-quent investment for both types of investors is $50 per Fund. Customers may agree with a particular Shareholder Organization to make a minimum purchase with respect to their accounts. Depending upon the terms of the particular ac-count, Shareholder Organizations may charge a Customer's account fees for auto-matic investment and other cash management services provided. Excelsior Fund reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirements.

REDEMPTION PROCEDURES

 Customers of Shareholder Organizations holding Shares of record may redeem all or part of their invest-ments in the Funds in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Or-ganizations to transmit redemption orders to CGFSC and credit such Customer ac-counts with the redemption proceeds on a timely basis. Redemption orders for Institutional Investors must be transmitted to CGFSC by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Share-holder Organizations or Institutional Investors is imposed by Excelsior Fund, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such investors should contact their registered investment adviser or certified fi-nancial planner for further information on transaction fees. Investors may re-deem all or part of their Shares in accordance with any of the procedures de-scribed below (these procedures also apply to Customers of Shareholder Organi-zations for whom individual accounts have been established with CGFSC).

Redemption by Mail

 Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

   Excelsior Funds
   c/o Chase Global Funds Service Company
   P.O. Box 2798
   Boston, MA 02208-2798

 A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identifica-tion number, and (iii) be signed by each registered owner exactly as the Shares are registered. If the Shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or accompanied by a duly exe-cuted stock power) and must be submitted to CGFSC together with the redemption request. A redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered secu-rities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Me-dallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Sig-nature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 446-1012 or at the ad-dress given above. CGFSC may require additional supporting documents for re-demptions made by corporations, executors, administrators, trustees and guardi-ans. A redemption request will not be deemed to be properly received until CGFSC receives all required documents in proper form. Payment for Shares re-deemed will ordinarily be made by mail within five Business Days after proper receipt by CGFSC of the redemption request. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280).

Redemption by Wire or Telephone

 Direct Investors who have so indicated on the Application, or have subse-quently arranged in writing to do so, may redeem Shares by instructing CGFSC by wire or telephone to wire the redemption proceeds directly to the Direct In-vestor's account at any commercial bank in the United States. Direct Investors who are shareholders of record may also redeem Shares by instructing CGFSC by telephone to mail a check for redemption proceeds of $500 or more to the share-holder of record at his or her address of record. Institutional Investors may also redeem Shares by instructing CGFSC by telephone at (800) 446-1012 or by terminal access. Only redemptions of $500 or more will be wired to a Direct Investor's account. An $8.00 fee for each wire redemption by a Direct Investor is deducted by CGFSC from the proceeds of the redemption. The redemption pro-ceeds for Direct Investors must be paid to the same bank and account as desig-nated on the Application or in written instructions subsequently received by CGFSC.

 In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, a Direct Investor must send a written request to Excelsior Fund, c/o CGFSC, at the address listed above under "Redemption by Mail." Such requests must be signed by the Direct Investor, with signatures guaranteed (see "Re-demption by Mail" above, for details regarding signature guarantees). Further documentation may be requested.

 CGFSC and the Distributor reserve the right to refuse a wire or telephone re-demption if it is believed advisable to do so. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by Excelsior Fund, CGFSC or the Distributor. EXCELSIOR FUND, CGFSC AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELE-PHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, EXCELSIOR FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE IN-STRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

 If any portion of the Shares to be redeemed represents an investment made by personal check, Excelsior Fund and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been col-lected in accordance with the applicable banking regulations which may take up to 15 days. A Direct Investor who anticipates the need for more immediate ac-cess to his or her investment should purchase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a Direct Investor's purchase check is not col-lected, the purchase will be cancelled and CGFSC will charge a fee of $25.00 to the Direct Investor's account.

 During periods of substantial economic or market change, telephone redemp-tions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted above under "How to Purchase and Redeem Shares-- Redemption by Mail."

Other Redemption Information

 Except as described in "Investor Programs" below, Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to investor redemptions the balance in the particular account with respect to the Fund re-mains below $500. If a Customer has agreed with a particular Shareholder Or-ganization to maintain a minimum balance in his or her account at the institu-tion with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organiza-tion to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

GENERAL

 Purchase and redemption orders for Shares which are received and accepted prior to the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern Time) on any Business Day are priced according to the net asset value determined on that day. Purchase orders received and accepted after the close of regular trading hours on the Exchange are priced at the net asset value per Share determined on the next Business Day.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

 Investors and Customers of Shareholder Organizations may, after appropriate prior authorization and without an exchange fee imposed by Excelsior Fund, exchange Shares in any Fund having a value of at least $500 for shares of the same series of any other portfolio offered by Excelsior Fund or Excelsior Tax-Exempt Fund, provided that such other shares may legally be sold in the state of the Investor's res-idence.

 Excelsior Fund currently offers, in addition to the Short-Term Government Se-curities, Intermediate-Term Managed Income and Managed Income Funds, seventeen additional portfolios as follows:

  Money Fund, a money market fund seeking as high a level of current income as is consistent with liquidity and stability of principal through investments in high-quality money market instruments maturing within 13 months;

  Government Money Fund, a money market fund seeking as high a level of cur-rent income as is consistent with liquidity and stability of principal through investments in obligations issued or guaranteed by the U.S. Govern-ment, its agencies and instrumentalities and repurchase agreements collater-alized by such obligations;

  Treasury Money Fund, a money market fund seeking current income generally exempt from state and local income taxes through investments in direct short-term obligations issued by the U.S. Treasury and certain agencies or instru-mentalities of the U.S. Government;

  Equity Fund, a fund seeking long-term capital appreciation through invest-ments in a diversified portfolio primarily of equity securities;

  Income and Growth Fund, a fund investing substantially in equity securities in seeking to provide moderate current income and to achieve capital appreci-ation as a secondary objective;

  Long-Term Supply of Energy Fund, a fund seeking long-term capital apprecia-tion by investing in companies benefitting from the availability, development and delivery of secure hydrocarbon and other energy sources;

  Productivity Enhancers Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their roles as innovators, devel-opers and suppliers of goods and services which enhance service and manufac-turing productivity or companies that are most effective at obtaining and ap-plying productivity enhancement developments;

  Environmentally-Related Products and Services Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their provi-sion of products, technologies and services related to conservation, protec-tion and restoration of the environment;

  Aging of America Fund, a fund seeking long-term capital appreciation by in-vesting in companies benefitting from the changes occurring in the demo-graphic structure of the U.S. population, particularly of its growing popula-tion of individuals over the age of 40;

  Communication and Entertainment Fund, a fund seeking long-term capital ap-preciation by investing in companies benefitting from the technological and international transformation of the communications and entertainment indus-tries, particularly the convergence of information, communication and enter-tainment media;

  Business and Industrial Restructuring Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their restructuring or redeployment of assets and operations in order to become more competitive or profitable;

  Global Competitors Fund, a fund seeking long-term capital appreciation by investing in U.S.-based companies benefitting from their position as effec-tive and strong competitors on a global basis;

  Early Life Cycle Fund, a fund seeking long-term capital appreciation by in-vesting in smaller companies in the earlier stages of their development or larger or more mature companies engaged in new and higher growth potential operations;

  International Fund, a fund seeking total return derived primarily from in-vestments in foreign equity securities;

  Emerging Americas Fund, a fund seeking long-term capital appreciation through investments in companies and securities of governments based in all countries in the Western Hemisphere, except the U.S.;

  Pacific/Asia Fund, a fund seeking long-term capital appreciation through in-vestments in companies and securities of governments based in Asia and on the Asian side of the Pacific Ocean; and

  Pan European Fund, a fund seeking long-term capital appreciation through in-vestments in companies and securities of governments located in Europe.

 Excelsior Tax-Exempt Fund currently offers in five portfolios as follows:

  Tax-Exempt Money Fund, a diversified tax-exempt money market fund seeking a moderate level of current interest income exempt from Federal income taxes through investing primarily in high-quality municipal obligations maturing within 13 months;

  Short-Term Tax-Exempt Securities Fund, a diversified fund seeking a high level of current interest income exempt from Federal income taxes through in-vestments in municipal obligations and having a dollar-weighted average port-folio maturity of 1 to 3 years;

  Intermediate-Term Tax-Exempt Fund, a diversified fund seeking a high level of current income exempt from Federal income taxes through investments in mu-nicipal obligations and having a dollar-weighted average portfolio maturity of 3 to 10 years;

  Long-Term Tax-Exempt Fund, a diversified fund seeking to maximize over time current income exempt from Federal income taxes, investing primarily in mu-nicipal obligations and having a dollar-weighted average maturity of 10 to 30 years; and

  New York Intermediate-Term Tax-Exempt Fund, a non-diversified fund designed to provide New York investors with a high level of current income exempt from Federal and, to the extent possible, New York state and New York City income taxes; this fund invests primarily in New York municipal obligations and has a dollar-weighted average portfolio maturity of three to ten years.

 An exchange involves a redemption of all or a portion of the Shares in a Fund and the investment of the redemption proceeds in shares of another portfolio of Excelsior Fund or Excelsior Tax-Exempt Fund. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined after the exchange request is received. The Shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares (plus any applicable sales load) next determined after acceptance of the exchange re-quest. No sales load will be payable on shares to be acquired through an ex-change to the extent that a sales load was previously paid on the Shares being exchanged.

 Investors may find the exchange privilege useful if their investment objec-tives or market outlook should change after they invest in a Fund. For further information regarding exchange privileges, shareholders should call (800) 446-1012 (from overseas, call at (617) 557-8280). Investors exercising the exchange privilege with the other portfolios of Excelsior Fund or Excelsior Tax-Exempt Fund should request and review the prospectuses of such funds. Such prospec-tuses may be obtained by calling the telephone numbers listed above. In order to prevent abuse of this priv ilege to the disadvantage of other shareholders, Excelsior Fund and Excelsior Tax-Exempt Fund reserve the right to limit the number of exchange requests of Investors and Customers of Shareholder Organiza-tions to no more than six per year. Excelsior Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. EXCELSIOR FUND, CGFSC AND THE DISTRIBUTOR ARE NOT RESPONSIBLE FOR THE AUTHENTICITY OF EXCHANGE REQUESTS RECEIVED BY TELEPHONE THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELE-PHONE INSTRUCTIONS ARE GENUINE, EXCELSIOR

FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORD-ING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

 For Federal income tax purposes, an exchange of Shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Be-fore making an exchange, an investor should consult a tax or other financial adviser to determine tax consequences.

SYSTEMATIC WITHDRAWAL PLAN

 An Investor who owns Shares of a Fund with a value of $10,000 or more may es-tablish a Systematic Withdrawal Plan. The Investor may request a declining-balance withdrawal, a fixed-dollar withdrawal, a fixed-share withdrawal, or a fixed-percentage withdrawal (based on the current value of Shares in the ac-count) on a monthly, quarterly, semi-annual or annual basis. To initiate the Systematic Withdrawal Plan, an investor must complete the Supplemental Appli-cation contained in this Prospectus and mail it to CGFSC at the address given above. Further information on establishing a Systematic Withdrawal Plan may be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280).

 Shareholder Organizations may, at their discretion, establish similar system-atic withdrawal plans with respect to the Shares held by their Customers. In-formation about such plans and the applicable procedures may be obtained by Customers directly from their institutions.

RETIREMENT PLANS

 Shares are available for purchase by Investors in connection with the follow-ing tax-deferred prototype retirement plans offered by United States Trust Company of New York:

  IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

  Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

  Keogh Plans for self-employed individuals.

 Investors investing in the Funds pursuant to Profit Sharing and Money-Pur-chase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other mat-ters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280). Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

AUTOMATIC INVESTMENT PROGRAM

 The Automatic Investment Program permits Investors to purchase Shares (mini-mum of $50 per Fund per transaction) at regular intervals selected by the In-vestor. The minimum initial investment for an Automatic Investment Program ac-count is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, Shares are purchased by transferring funds from an In-vestor's checking, bank money market or NOW account designated by the Invest-or. At the Investor's option, the account designated will be debited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

 The Automatic Investment Program is one means by which an Investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time mar-ket performance, a fixed dollar amount is invested in Shares at predetermined intervals. This may help Investors to reduce their average cost per share be-cause the agreed upon fixed investment amount allows more Shares to be pur-chased during periods of lower share prices and fewer Shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Shares bought using Dollar Cost Averaging are pur-chased without regard to their price on the day of investment or to market trends. In addition, while Investors may find Dollar Cost Averaging to be ben-eficial, it will not prevent a loss if an Investor ultimately redeems his Shares at a price which is lower than their purchase price.

 To establish an Automatic Investment account permitting Investors to use the Dollar Cost Averaging investment method described above, an Investor must com-plete the Supplemental Application contained in this Prospectus and mail it to CGFSC. An Investor may cancel his participation in this Program or change the amount of purchase at any time by mailing written notification to CGFSC, P.O. Box 2798, Boston, MA 02208-2798 and notification will be effective three Busi-ness Days following receipt. Excelsior Fund may modify or terminate this priv-ilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the Dollar Cost Averaging method on his own initiative or through other entities.

                          DIVIDENDS AND DISTRIBUTIONS

 Each Fund's net income for dividend purposes consists of (i) all accrued in-come, whether taxable or tax-exempt, plus discount earned on the Fund's as-sets, less (ii) amortization of premium on such assets, accrued expenses di-rectly attributable to the Fund, and the general expenses or the expenses com-mon to more than one Fund (e.g., legal, administrative, accounting, and Direc-tors' fees) prorated to each Fund on the basis of its relative net assets.

 The net investment income of the Funds is declared daily as a dividend to the persons who are shareholders of the respective Funds at the opening of busi-ness on the day of declaration. All such dividends are paid within ten days after the end of each month or within seven days after the redemption of all of a shareholder's Shares of a Fund. Net realized capital gains are distrib-uted at least annually.

 All dividends and distributions paid on Shares held of record by the Invest-ment Adviser and its affiliates or correspondent banks will be paid in cash. Direct and Institutional Investors and Customers of other Shareholder Organi-zations will receive dividends and distributions in additional Shares of the Fund on which the dividend or distribution is paid (as determined on the pay-able date), unless they have requested in writing (received by CGFSC at Excel-sior Fund's address prior to the payment date) to receive dividends and dis-tributions in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

                                     TAXES

FEDERAL

 Each of the Funds qualified for its last taxable year as a "regulated invest-ment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund expects to so qualify in future years. Such qualification generally relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

 Qualification as a regulated investment company requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its exempt-interest income (if any), net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its taxable income (includ-ing interest) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capi-tal loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to a Fund's shareholders who are not currently ex-empt from Federal income taxes, whether such income is received in cash or reinvested in addi-tional Shares. (Federal income taxes for distributions to IRAs and qualified pension plans are deferred under the Code.) The dividends received deduction for corporations will apply to such distributions to the extent of the total qualifying dividends received by a Fund from domestic corporations for the taxable year. It is anticipated that only a small part (if any) of the divi-dends paid by a Fund will be eligible for the dividends received deduction.

 Distribution by a Fund of the excess of its net long- term capital gain over its net short-term capital loss is taxable to shareholders as long-term capi-tal gain, regardless of how long the shareholder has held the Shares and whether such gains are received in cash or reinvested in additional Shares. Such distributions are not eligible for the dividends received deduction.

 Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the fol-lowing year.

 An investor considering buying Shares of a Fund on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to him.

 A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange. If a shareholder holds Shares for six months or less and during that time receives a capital gain dividend on those Shares, any loss recognized on the sale or exchange of those Shares will be treated as a long-term capital loss to the extent of the capital gain dividend. Generally, a shareholder may include sales charges in-curred upon the purchase of Shares in his tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the shareholder effects an exchange of such Shares for Shares of another Fund within 90 days of the purchase and is able to re-duce the sales charges applicable to the new Shares (by virtue of the exchange privilege), the amount equal to reduction may not be included in the tax basis of the shareholder's exchanged Shares for the purpose of determining gain or loss, but may be included (subject to the limitation) in the tax basis of the new Shares.

 The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situa-tions. Shareholders will be advised at least annually as to the Federal income tax consequences of distributions made each year.

STATE AND LOCAL

 Purchasers are advised to consult their tax advisers concerning the applica-tion of state and local taxes, which may have different consequences from those of the Federal income tax law described above.

                            MANAGEMENT OF THE FUNDS

 The business and affairs of the Funds are managed under the direction of Ex-celsior Fund's Board of Directors. The Statement of Additional Information contains the names of and general background information concerning Excelsior Fund's directors.

INVESTMENT ADVISER

 United States Trust Company of New York serves as the Investment Adviser to each Fund. U.S. Trust is a state-chartered bank and trust company. The Invest-ment Adviser provides trust and banking services to individuals, corporations, and institutions both nation-ally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. The Investment Adviser is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clearing House Association.

 On December 31, 1994, the Investment Adviser's Asset Management Group had ap-proximately $33 billion in assets under management. The Investment Adviser, which has its principal offices at 114 W. 47th Street, New York, New York 10036, is a subsidiary of U.S. Trust Corporation, a registered bank holding company.

 The Investment Adviser manages each Fund, makes decisions with respect to and places orders for all purchases and sales of each Fund's portfolio securities, and maintains records relating to such purchases and sales.

 The Short-Term Government Securities Fund's portfolio manager, Charles E. Rabus, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Rabus, a Vice President and Fixed Income Portfolio Manager of U.S. Trust, has been with U.S. Trust since 1987 and has been the Fund's portfolio manager since its inception.

 The Intermediate-Term Managed Income and Managed Income Funds' portfolio man-ager, Henry M. Milkewicz, is the person primarily responsible for the day-to-day management of the Funds' investment portfolios. Mr. Milkewicz, a Senior Vice President and Senior Fixed Income Portfolio Manager of U.S. Trust, has been with U.S. Trust since 1986 and has been the Intermediate-Term Managed In-come Fund's portfolio manager since its inception and the Managed Income Fund's portfolio manager since 1986.

 For the services provided and expenses assumed pursuant to its Investment Ad-visory Agreements, the Investment Adviser is entitled to be paid a fee, com-puted daily and paid monthly, at the annual rates of .30% of the average daily net assets of the Short-Term Government Securities Fund, .35% of the average daily net assets of the Intermediate-Term Managed Income Fund, and .75% of the average daily net assets of the Managed Income Fund. The advisory fee rate payable by the Managed Income Fund is higher than the rate payable by most mu-tual funds. The Board of Directors believes based on information supplied to it by the Investment Adviser that this fee is comparable to the rate paid by many other funds with similar investment objectives and policies and is appro-priate for the Fund in light of its investment objective and policies. For the fiscal year ended March 31, 1995, the Investment Adviser received advisory fees at the effective annual rates of .25%, .33% and .63% of the average daily net assets of the Short-Term Government Securities, Intermediate-Term Managed Income and Managed Income Funds, respectively. For that same period, the In-vestment Adviser waived advisory fees at the effective annual rates of .05%,
 .02% and .12% of the average daily net assets of the Short-Term Government Securities, Intermediate-Term Managed Income and Managed Income Funds, respec-tively.

 From time to time, the Investment Adviser may waive (either voluntarily or pursuant to applicable state expense limitations) all or a portion of the ad-visory fees payable to it by a Fund, which waiver may be terminated at any time. See "Management of the Funds--Service Organizations" for additional in-formation on fee waivers.

ADMINISTRATORS

 CGFSC, Federated Administrative Services and U.S. Trust serve as the Funds' administrators (the "Administrators") and provide them with general adminis-trative and operational assistance. The Administrators also serve as adminis-trators of the other portfolios of Excelsior Fund and Excelsior Tax-Exempt Fund and of Excelsior Institutional Trust, which are also advised by the In-vestment Adviser and distributed by the Distributor. For the services provided to all portfolios of Excelsior Fund (except the International, Emerging Ameri-cas, Pacific/Asia and Pan European Funds) and

Excelsior Tax-Exempt Fund and Excelsior Institutional Trust, the Administra-tors are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three compa-nies (excluding the International, Emerging Americas, Pacific/Asia and Pan Eu-ropean Funds) as follows:

                  COMBINED AGGREGATE AVERAGE DAILY
                    NET ASSETS OF EXCELSIOR FUND
          (EXCLUDING THE INTERNATIONAL, EMERGING AMERICAS,
                PACIFIC/ASIA AND PAN EUROPEAN FUNDS)
                    AND EXCELSIOR TAX-EXEMPT FUND
                  AND EXCELSIOR INSTITUTIONAL TRUST                   ANNUAL FEE
          ------------------------------------------------            ----------
first $200 million...................................................   .200%
next $200 million....................................................   .175%
over $400 million....................................................   .150%

 Administration fees payable to the Administrators by each portfolio of Excel-sior Fund, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust are de-termined in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may waive (either vol-untarily or pursuant to applicable state expense limitations) all or a portion of the administration fee payable to them by a Fund, which waivers may be ter-minated at any time. See "Management of the Funds--Service Organizations" for additional information on fee waivers. For the fiscal year ended March 31, 1995, CGFSC and Concord Holding Corporation ("Concord"), the former co-admin-istrator, received an aggregate administration fee (under the same compensa-tion arrangements noted above) at the effective annual rate of .154% of the average daily net assets of each of the Short-Term Government Securities, In-termediate-Term Managed Income and Managed Income Funds, respectively. For the same period CGFSC and Concord waived administration fees at the effective an-nual rate of .010% of the average daily net assets of the Short-Term Govern-ment Securities Fund.

SERVICE ORGANIZATIONS

 Excelsior Fund will enter into an agreement ("Servicing Agreement") with each Service Organization requiring it to provide administrative support services to its Customers beneficially owning Shares. As a consideration for the admin-istrative services provided to Customers, a Fund will pay the Service Organi-zation an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its Shares held by the Service Organization's Customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds-Service Organizations," may include assisting in processing purchase, exchange and redemption re-quests; transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; and providing periodic statements. Under the terms of the Servicing Agreement, Service Organizations will be required to provide to Customers a schedule of any fees that they may charge in connec-tion with a Customer's investment. Until further notice, the Investment Ad-viser and Administrators have voluntarily agreed to waive fees payable by a Fund in an amount equal to administrative service fees payable by that Fund.

BANKING LAWS

 Banking laws and regulations currently prohibit a bank holding company regis-tered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a regis-tered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Shares of the Funds, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks gen-erally from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such company for and upon the order of customers. The Investment Adviser, CGFSC and certain Shareholder Organizations may be subject to such banking laws and regulations. State secu-rities laws may differ from the interpretations of Federal law discussed in this paragraph and banks and financial institutions may be required to regis-ter as dealers pursuant to state law.

 Should legislative, judicial, or administrative action prohibit or restrict the activities of the Investment Ad-viser or other Shareholder Organizations in connection with purchases of Fund Shares, the Investment Adviser and such Shareholder Organizations might be re-quired to alter materially or discontinue the investment services offered by them to Customers. It is not anticipated, however, that any resulting change in the Funds' method of operations would affect their net asset values per Share or result in financial loss to any shareholder.

                          DESCRIPTION OF CAPITAL STOCK

 Excelsior Funds, Inc. (formerly UST Master Funds, Inc.) was organized as a Maryland corporation on August 2, 1984. Currently, Excelsior Fund has autho-rized capital of 35 billion shares of Common Stock, $.001 par value per share, classified into 40 series of shares representing interests in 20 investment portfolios. Excelsior Fund's Charter authorizes the Board of Directors to clas-sify or reclassify any class of shares of Excelsior Fund into one or more clas-ses or series. Shares of Class D, Class S and Class T Common Stock represent interests in the Managed Income, Short-Term Government Securities and Interme-diate-Term Managed Income Funds, respectively.

 Each Share represents an equal proportionate interest in the particular Fund with other shares of the Fund, and is entitled to such dividends and distribu-tions out of the income earned on the assets belonging to such Fund as are de-clared in the discretion of Excelsior Fund's Board of Directors.

 Shareholders are entitled to one vote for each full Share held, and fractional votes for fractional Shares held, and will vote in the aggregate and not by class, except as otherwise expressly required by law.

 Certificates for Shares will not be issued unless expressly requested in writ-ing to CGFSC and will not be issued for fractional Shares.

 As of July 11, 1995, U.S. Trust held of record substantially all of the Shares in the Funds as agent or custodian for its customers, but did not own such Shares beneficially because it did not have voting or investment discretion with respect to such Shares. U.S. Trust is a wholly-owned subsidiary of U.S. Trust Corporation.

                          CUSTODIAN AND TRANSFER AGENT

 The Chase Manhattan Bank, N.A. ("Chase"), a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets. Com-munications to the custodian should be directed to Chase, Mutual Funds Service Division, 770 Broadway, New York, New York 10003-9598.

 Chase may enter into an international sub-custodian agreement with a third party providing for the custody of foreign securities held by the Funds.

 U.S. Trust serves as the Fund's transfer and dividend disbursing agent. U.S. Trust has also entered into a sub-transfer agency arrangement with CGFSC, 73 Tremont Street, Boston, Massachusetts 02108-3913, pursuant to which CGFSC pro-vides certain transfer agent, dividend disbursement and registrar services to the Funds.

                       PERFORMANCE AND YIELD INFORMATION

 From time to time, in advertisements or in reports to shareholders, the per-formance and yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the per-formance of mutual funds.

 Performance and yield data as reported in national financial publications, in-cluding but not limited to

Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance and yields of the Funds.

 Each Fund may advertise its effective yield which is calculated by dividing its average daily net investment income per Share during a 30-day (or one month) base period identified in the advertisement by its maximum offering price per Share on the last day of the period, and annualizing the result on a semiannual basis.

 From time to time, each Fund may advertise its performance by using "average annual total return" over various periods of time. Such total return figure reflects the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-year period and may be given for other periods as well (such as from the com-mencement of a Fund's operations, or on a year-by-year basis). Each Fund may also use aggregate total return figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specific period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund Shares and also reflect the maximum sales load charged by the Fund.

 Performance and yields will fluctuate and any quotation of performance and yield should not be considered as representative of a Fund's future perfor-mance. Since yields fluctuate, yield data cannot necessarily be used to com-pare an investment in the Funds with bank deposits, savings accounts and simi-lar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that the per-formance and yield are generally functions of the kind and quality of the in-struments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by the Shareholder Organizations with re-spect to accounts of Customers that have invested in Shares will not be in-cluded in calculations of yield and performance.

                                 MISCELLANEOUS

 Shareholders will receive unaudited semiannual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent auditors.

 As used in this Prospectus, a "vote of the holders of a majority of the out-standing shares" of Excelsior Fund or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of Excelsior Fund or such Fund, or (b) 67% or more of the shares of Excelsior Fund or such Fund present at a meeting if more than 50% of the outstanding shares of Excelsior Fund or such Fund are represented at the meeting in person or by proxy.

 Inquiries regarding any of the Funds may be directed to the Distributor at the address listed under "Distributor."

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

Complete the Application(s)
and mail to:                           FOR OVERNIGHT DELIVERY: send to:

  Excelsior Funds                       Excelsior Funds
  c/o Chase Global Funds                c/o Chase Global Funds
  Service Company                       Service Company--Transfer Agent
  P.O. Box 2798                         73 Tremont Street
  Boston, MA 02208-2798                 Boston, MA 02108-3913

  Please enclose with the Application(s) your check made payable to the "Ex-celsior Funds" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus en-titled "How to Purchase and Redeem Shares--Purchase Procedures."

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, the minimum initial investment is $500 per Fund; subsequent investments must be in the minimum amount of $50 per Fund. Investments may be made in excess of these minimums.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with pro-cedures described in the Prospectus. In the case of shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests in excess of $50,000 per account must be accompanied by signature guarantees.

SIGNATURES: Please be sure to sign the Application(s).

  If the shares are registered in the name of:
    - an individual, the individual should sign.
    - joint tenants, both tenants should sign.
    - a custodian for a minor, the custodian should sign.
    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*

  * A corporate resolution or appropriate certificate may be required.

QUESTIONS:

  If you have any questions regarding the Application or redemption require-ments, please contact the transfer agent at (800) 446-1012 between 9:00 a.m. and 5:00 p.m. (Eastern Time).

--------------------------------------------------------------------------------

  [LOGO OF EXCELSIOR FUNDS  CHASE GLOBAL FUNDS SERVICE COMPANY     NEW
     INC. APPEARS HERE]     CLIENT SERVICES                        ACCOUNT
                            P.O. Box 2798                          APPLICATION
                            Boston, MA 02208-2798
                            (800) 446-1012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

  [_] Individual   [_] Joint Tenants    [_] Trust   [_] Gift/Transfer to Minor
  [_] Other ____________________________________________________________________

  Note: Joint tenant registration will be as "joint tenants with right of survivorship" unless otherwise specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and the date of the trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN")). For IRA accounts a different application is required.

  _____________________________  _______________________________________________
  Name(s) (please print)         Social Security # or Taxpayer Identification #

                                 (   )
  _____________________________  _______________________________________________
  Name                           Telephone #
  _____________________________
  Address
  _____________________________  [_] U.S. Citizen  [_] Other (specify)__________
  City/State/Zip

--------------------------------------------------------------------------------

  FUND SELECTION (THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT IS $500 PER
  FUND AND $50 PER FUND, RESPECTIVELY. MAKE CHECKS PAYABLE TO "EXCELSIOR
  FUNDS.")
--------------------------------------------------------------------------------

                                  INITIAL INVESTMENT                                        INITIAL INVESTMENT
     [_] Short-Term Government                          [_] Intermediate-Term Managed
         Securities Fund          $ ____________ 823        Income Fund                     $ ____________  824
     [_] Managed Income Fund      $ ____________ 805    [_] Other ________________________  $ ____________
                                                        TOTAL INITIAL INVESTMENT:           $ ____________

  NOTE: If investing by wire, you must obtain a Bank Wire Control Number. To do so, please call (800) 446-1012 and ask for the Wire Desk.

  A. BY MAIL: Enclosed is a check in the amount of $ _____ payable to "Excelsior Funds."
  B. BY WIRE: A bank wire in the amount of $_____ has been sent to the Fund from _________________________________  ______________________________________
                Name of Bank                        Wire Control Number


  CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:
  All dividends are to be             [_] reinvested        [_] paid in cash
  All capital gains are to be         [_] reinvested        [_] paid in cash

--------------------------------------------------------------------------------
  ACCOUNT PRIVILEGES
--------------------------------------------------------------------------------

  TELEPHONE EXCHANGE AND REDEMPTION

  [_] I/We appoint CGFSC as my/our agent to act upon instructions received by telephone in order to effect the telephone exchange and redemption privileges. I/We hereby ratify any instructions given pursuant to this authorization and agree that Excelsior Fund, Excelsior Tax-Exempt Fund, CGFSC and their directors, officers and employees will not be liable for any loss, liability, cost or expense for acting upon instructions believed to be genuine and in accordance with the procedures described in the then current Prospectus. To the extent that Excelsior Fund and Excelsior Tax-Exempt Fund fail to use reasonable procedures as a basis for their belief, they or their service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

  I/We further acknowledge that it is my/our responsibility to read the Prospectus of any Fund into which I/we exchange.

  [_] I/We do not wish to have the ability to exercise telephone redemption and exchange privileges. I/We further understand that all exchange and redemption requests must be in writing.

  SPECIAL PURCHASE AND REDEMPTION PLANS
  I/We have completed and attached the Supplemental Application for:

  [_] Automatic Investment Plan
  [_] Systematic Withdrawal Plan

  AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO PRE-DESIGNATED ACCOUNT.

  I/We hereby authorize CGFSC to act upon instructions received by telephone to withdraw $500 or more from my/our account in the Excelsior Funds and to wire the amount withdrawn to the following commercial bank account. I/We understand that CGFSC charges an $8.00 fee for each wire redemption, which will be deducted from the proceeds of the redemption.

  Title on Bank Account*________________________________________________________

  Name of Bank _________________________________________________________________

  Bank A.B.A. Number ___________________________ Account Number ________________

  Bank Address _________________________________________________________________

  City/State/Zip _______________________________________________________________
  (attach voided check here)

  A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certificate of Partnership") indicating the names and titles of officers authorized to act on its behalf.
  * TITLE ON BANK AND FUND ACCOUNT MUST BE IDENTICAL.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  RIGHTS OF ACCUMULATION
--------------------------------------------------------------------------------

  To qualify for Rights of Accumulation, you must complete this section, listing all of your accounts including those in your spouse's name, joint accounts and accounts held for your minor children. If you need more space, please attach a separate sheet.

  [_] I/We qualify for the Rights of Accumulation sales charge discount described in the Prospectus and Statement of Additional Information.
  [_] I/We own shares of more than one Fund distributed by Edgewood Services,
      Inc. Listed below are the numbers of each of my/our Shareholder Accounts.
  [_] The registration of some of my/our shares differs from that shown on this application. Listed below are the account number(s) and full registration(s) in each case.

  LIST OF OTHER EXCELSIOR FUND ACCOUNTS:
  ______________________  ______________________________________________________
  ______________________  ______________________________________________________
  ______________________  ______________________________________________________
  ACCOUNT NUMBER          ACCOUNT REGISTRATIONS

--------------------------------------------------------------------------------
  LETTER OF INTENT
--------------------------------------------------------------------------------

  [_] I agree to the Letter of Intent provisions set forth in the Prospectus. Although I am not obligated to purchase, and Excelsior Fund is not obligated to sell, I intend to invest, over a 13-month period beginning on , 19 , an aggregate amount in Eligible Funds of Excelsior Fund and Excelsior Tax-Exempt Fund at least equal to (check appropriate box):

  [_] $50,00    [_] $100,000    [_] $250,000
  [_] $500,000  [_] $1,000,000  [_] $2,000,0000

  By signing this application, I hereby authorize CGFSC to redeem an appropriate number of shares held in escrow to pay any additional sales loads payable in the event that I do not fulfill the terms of this Letter of
  Intent.
--------------------------------------------------------------------------------
  AGREEMENTS AND SIGNATURES
--------------------------------------------------------------------------------
  By signing this application, I/we hereby certify under penalty of perjury that the information on this application is complete and correct and that as required by Federal law:

  [_] I/We certify that (1) the number(s) shown on this form is/are the correct taxpayer identification number(s) and (2) I/we are not subject to backup withholding either because I/we have not been notified by the Internal Revenue Service that I/we are subject to backup withholding, or the IRS has notified me/us that I am/we are no longer subject to backup withholding. (NOTE: IF ANY OR ALL OF PART 2 IS NOT TRUE, PLEASE STRIKE OUT THAT PART BEFORE SIGNING.)

  [_] If no taxpayer identification number ("TIN") or SSN has been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN, and I/we understand that if I/we do not provide this number to CGFSC within 60 days of the date of this application, or if I/we fail to furnish my/our correct SSN or TIN, I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide this number on Form W-9. You may request the form by calling CGFSC at the number listed above).

  I/We represent that I am/we are of legal age and capacity to purchase shares of the Excelsior Funds. I/We have received, read and carefully reviewed a copy of the appropriate Fund's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Fund nor the Distributor is a bank and that Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, United States Trust Company of New York, its parent and affiliates and the Shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency; and that an investment in the Funds involves investment risks, including possible loss of principal amount invested.

  X _____________________________________ Date _________________________________
  Owner Signature

  X _____________________________________ Date _________________________________
  Co-Owner Signature

  Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for a corporation, trust custodial account, etc.).

--------------------------------------------------------------------------------
  FOR USE BY AUTHORIZED AGENT (BROKER/DEALER) ONLY
--------------------------------------------------------------------------------

  We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Edgewood Services, Inc., and with the Prospectus and Statement of Additional Information of each Fund purchased. We agree to notify CGFSC of any purchases made under the Letter of Intent or Rights of Accumulation.

  ________________________________________  ____________________________________
  Investment Dealer's Name                  Source of Business Code

  ________________________________________  ____________________________________
  Main Office Address                       Branch Number

  ________________________________________  ____________________________________
  Representative's Number                   Representative's Name

  ________________________________________  ____________________________________
  Branch Address                            Telephone

  ________________________________________  ____________________________________
  Investment Dealer's Authorized Signature  Title



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  [LOGO OF EXCELSIOR FUNDS  CHASE GLOBAL FUNDS         SUPPLEMENTAL
     INC. APPEARS HERE]     SERVICE COMPANY            APPLICATION
                            CLIENT SERVICES            SPECIAL INVESTMENT AND
                            P.O. Box 2798              WITHDRAWAL OPTIONS
                            Boston, MA 02208-2798
                            (800) 446-1012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ACCOUNT REGISTRATION   PLEASE SUPPLY THE FOLLOWING INFORMATION EXACTLY AS IT
                         APPEARS ON THE FUND'S RECORD.
--------------------------------------------------------------------------------

  Fund Name _________________________  Account Number __________________________
  Owner Name ________________________ Social Security or Taxpayer ID Number ___ Street Address ____________________ City, State, Zip Code ___________________
  Resident of [_] U.S. [_] Other ____  [_] Check here if this is a change of address
--------------------------------------------------------------------------------
  DISTRIBUTION OPTIONS (DIVIDENDS AND CAPITAL GAINS WILL BE REINVESTED UNLESS OTHERWISE INDICATED)
--------------------------------------------------------------------------------

  A. CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:

         All dividends are to be      [_] reinvested  [_] paid in cash
         All capital gains are to be  [_] reinvested  [_] paid in cash

  B. PAYMENT ORDER: Complete only if distribution checks are to be payable to another party. Make distribution checks payable to:

                                       Name of Your Bank _______________________
  Name ____________________________    Bank Account Number _____________________
  Address _________________________    Address of Bank _________________________
  City, State, Zip Code ________________________________________________________

  C. DISTRIBUTIONS REINVESTED-CROSS FUNDS: Permits all distributions from one Fund to be automatically reinvested into another identically-registered UST Master Fund. (NOTE: You may NOT open a new Fund account with this option.) Transfer all distributions earned:

  From: _______________________________  Account No. ___________________________
                   (Fund)
  To: _________________________________  Account No. ___________________________
                   (Fund)
--------------------------------------------------------------------------------
  AUTOMATIC INVESTMENT PLAN   [_] YES  [_] NO
--------------------------------------------------------------------------------

  I/We hereby authorize CGFSC to debit my/our personal checking account on the designated dates in order to purchase shares in the Fund indicated at the top of this application at the applicable public offering price determined on that day.
                      [_] Monthly on the 1st day
                      [_] Monthly on the 15th day
                      [_] Monthly on both the 1st and 15th days
  Amount of each debit (minimum $50 per Fund) $ ________________________
  NOTE: A Bank Authorization Form (below) and a voided personal check must accompany the Automatic Investment Plan application.

- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
--------------------------------------------------------------------------------

  EXCELSIOR FUNDS CLIENT SERVICES                     AUTOMATIC INVESTMENT PLAN

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  BANK AUTHORIZATION
--------------------------------------------------------------------------------

  _________________________ _________________________ __________________________
  Bank Name                 Bank Address              Bank Account Number

  I/We authorize you, the above named bank, to debit my/our account for amounts drawn by CGFSC, acting as my agent for the purchase of Fund shares. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until revoked in writing and received by you. I/We agree that you shall incur no liability when honoring debits, except a loss due to payments drawn against insufficient funds. I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the cancellation of that purchase.

  _____________________________________  _______________________________________
  Account Holder's Name                  Joint Account Holder's Name

  X ____________________ ______________  X ____________________ ________________
         Signature       Date                   Signature       Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  SYSTEMATIC WITHDRAWAL PLAN   [_] YES   [_] NO     NOT AVAILABLE FOR IRA'S
--------------------------------------------------------------------------------

   AVAILABLE TO SHAREHOLDERS WITH ACCOUNT BALANCES OF $10,000 OR MORE.

  I/We hereby authorize CGFSC to redeem the necessary number of shares from my/our Excelsior Fund Account on the designated dates in order to make the following periodic payments:

  [_] Monthly on the 24th day

  [_] Quarterly on the 24th day of January, April, July and October

  [_] Other_____________________________________________________________________

  (This request for participation in the Plan must be received by the 18th day of the month in which you wish withdrawals to begin.)

  Amount of each check ($100 minimum) $ ________________________________________

  Please make check payable to: (To be completed only if redemption proceeds to be paid to other than account holder of record or mailed to address other than address of record)

  Recipient ____________________________________________________________________

  Street Address _______________________________________________________________

  City, State, Zip Code ________________________________________________________

  NOTE: If recipient of checks is not the registered shareholder, signature(s) below must be guaranteed. A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names and titles of officers authorized to act on its behalf.

--------------------------------------------------------------------------------
  AGREEMENT AND SIGNATURES
--------------------------------------------------------------------------------

  The investor(s) certifies and agrees that the certifications, authorizations, directions and restrictions contained herein will continue until CGFSC receives written notice of any change or revocation. Any change in these instructions must be in writing with all signatures guaranteed (if applicable).

  Date ___________________________


  X ___________________________________  X _____________________________________
    Signature                              Signature

  X ___________________________________  X _____________________________________
    Signature Guarantee* (if applicable)   Signature Guarantee* (if applicable)


  X ___________________________________  X _____________________________________
    Signature                              Signature

  X ___________________________________  X _____________________________________
    Signature Guarantee* (if applicable)   Signature Guarantee* (if applicable)

  *ELIGIBLE GUARANTORS: An Eligible Guarantor institution is a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, provided that such institution is a participant in STAMP, the Securities Transfer Agents Medallion Program.
- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PROSPECTUS SUMMARY.........................................................   2
EXPENSE SUMMARY............................................................   3
FINANCIAL HIGHLIGHTS.......................................................   5
INVESTMENT OBJECTIVES AND POLICIES.........................................   8
PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION.....................  10
INVESTMENT LIMITATIONS.....................................................  14
PRICING OF SHARES..........................................................  16
HOW TO PURCHASE AND REDEEM SHARES..........................................  17
INVESTOR PROGRAMS..........................................................  22
DIVIDENDS AND DISTRIBUTIONS................................................  26
TAXES......................................................................  26
MANAGEMENT OF THE FUNDS....................................................  27
DESCRIPTION OF CAPITAL STOCK...............................................  30
CUSTODIAN AND TRANSFER AGENT...............................................  30
PERFORMANCE AND YIELD INFORMATION..........................................  30
MISCELLANEOUS..............................................................  31
INSTRUCTIONS FOR NEW ACCOUNT APPLICATION...................................  32

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDI-TIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OF-FERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REP-RESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EXCELSIOR FUND OR BY ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY EXCELSIOR FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

USTFXIP196

                     [LOGO OF EXCELSIOR FUNDS INC. APPEARS HERE]

                     SHORT-TERM GOVERNMENT SECURITIES FUND

                     INTERMEDIATE-TERM MANAGED INCOME FUND

                              MANAGED INCOME FUND


                                   Prospectus
                                 August 1, 1995

                      (as revised on January 1, 1996)

    [THE LOGO OF EXCELSIOR FUNDS, INC. AND EXCELSIOR TAX-EXEMPT FUNDS INC.
     APPEARS HERE]

                                                            Tax-Exempt Funds
Management Investment Companies                             Inc.

-------------------------------------------------------------------------------
Money Fund                        For initial purchase information, current
Government Money Fund             prices, yield and performance information
Treasury Money Fund               and existing account information,call (800)
Tax-Exempt Money Fund             446-1012.
                                  (From overseas, call (617) 557-8280.)
73 Tremont Street
Boston, Massachusetts 02108-3913

-------------------------------------------------------------------------------
This Prospectus describes the Money Fund, Government Money Fund and Treasury Money Fund, three separate diversified portfolios offered to investors by Ex-celsior Funds, Inc. ("Excelsior Fund") (formerly UST Master Funds, Inc.) and the Tax-Exempt Money Fund, a diversified portfolio offered by Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") (formerly UST Master Tax-Ex-empt Funds, Inc.). Excelsior Fund and Excelsior Tax-Exempt Fund (collectively the "Companies") are open-end, management investment companies. Each portfolio (individually, a "Fund" and collectively, the "Funds") has its own investment objective and policies:

 MONEY FUND'S investment objective is to seek as high a level of current in-come as is consistent with liquidity and stability of principal. The Fund will generally invest in money market instruments, including bank obligations, com-mercial paper and U.S. Government obligations.

 GOVERNMENT MONEY FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund will generally invest in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agree-ments collateralized by such obligations.

 TREASURY MONEY FUND'S investment objective is to seek current income with li-quidity and stability of principal. The Fund invests primarily in direct short-term obligations of the U.S. Treasury and certain agencies or instrumen-talities of the U.S. Government with a view toward providing interest income that is generally considered exempt from state and local income taxes. Under normal market conditions, at least 65% of the Fund's total assets will be in-vested in direct U.S. Treasury obligations. The Fund will not enter into re-purchase agreements.

 TAX-EXEMPT MONEY FUND'S investment objective is to seek a moderate level of current interest income exempt from Federal income taxes consistent with sta-bility of principal. The Tax-Exempt Money Fund will invest substantially all of its assets in high-quality short-term Municipal Securities.

 Each of the Funds is sponsored and distributed by Edgewood Services, Inc. and advised by United States Trust Company of New York ("Investment Adviser" or "U.S. Trust").

 This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. A Statement of Additional Information dated August 1, 1995 (as revised on January 1, 1996) and contain-ing additional information about the Funds has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available to investors without charge by writing to the address shown above or by calling (800) 446-1012. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in its en-tirety into this Prospectus.
SHARES IN THE FUNDS ("SHARES") ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, ITS PARENT OR AFFILIATES AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLI-GATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. THE FUNDS SEEK TO MAINTAIN THEIR NET ASSET VALUE PER SHARE AT $1.00 FOR PURPOSES OF PURCHASES AND REDEMPTIONS, ALTHOUGH THERE CAN BE NO ASSURANCE THAT THEY WILL DO SO ON A CONTINUOUS BASIS. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                August 1, 1995
                        (as revised on January 1, 1996)

                                EXPENSE SUMMARY

                                                 GOVERNMENT TREASURY TAX-EXEMPT
                                           MONEY   MONEY     MONEY     MONEY
                                           FUND     FUND      FUND      FUND
                                           ----- ---------- -------- ----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load on Purchases
 (as a percentage of offering price)...... None     None      None      None
Sales Load on Reinvested Dividends........ None     None      None      None
Deferred Sales Load....................... None     None      None      None
Redemption Fees/1/........................ None     None      None      None
Exchange Fees............................. None     None      None      None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees (after fee waivers)/2/...... .22%     .22%      .28%      .22%
12b-1 Fees................................ None     None      None      None
Other Operating Expenses
 Administrative Servicing Fee/2/.......... .03%     .03%      .02%      .03%
 Other Expenses........................... .24%     .25%      .25%      .24%
                                           ----     ----      ----      ----
Total Operating Expenses (after fee
 waivers)/2/.............................. .49%     .50%      .55%      .49%
                                           ====     ====      ====      ====

-------
1. The Funds' transfer agent imposes a direct $8.00 charge on each wire redemp-tion by noninstitutional (i.e. individual) investors which is not reflected in the expense ratios presented herein. Shareholder organizations may charge their customers transaction fees in connection with redemptions. See "Re-demption Procedures."
2. The Investment Adviser and Administrators may from time to time voluntarily waive part of their respective fees, which waivers may be terminated at any time. Until further notice, the Investment Adviser and/or Administrators in-tend to voluntarily waive fees in an amount equal to the Administrative Ser-vicing Fee. Without such fee waivers, "Advisory Fees" would be .25%, .25%, .30% and .25% and "Total Operating Expenses" would be .52%, .53%, .57% and .52% for the Money, Government Money, Treasury Money and Tax-Exempt Money Funds, respectively.

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption of your investment at the end of the following periods.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Money Fund......................................  $ 5     $16     $27     $62
Government Money Fund...........................    5      16      28      63
Treasury Money Fund.............................    6      18      31      69
Tax-Exempt Money Fund...........................    5      16      27      62

  The foregoing expense summary and example are intended to assist the investor in understanding the costs and expenses that an investor in Shares of the Funds will bear directly or indirectly. The expense summary sets forth advisory and other expenses payable with respect to Shares of the Funds for the fiscal year ended March 31, 1995. For more complete descriptions of the Funds' operating expenses, see "Management of the Funds" in this Prospectus and the financial statements and notes incorporated by reference in the Statement of Additional Information.

  THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LOWER THAN THOSE SHOWN IN THE EXPENSE SUMMARY AND EXAMPLE.

                              FINANCIAL HIGHLIGHTS

  The following tables include selected data for a Share outstanding throughout each period and other performance information derived from the financial state-ments included in Excelsior Fund's and Excelsior Tax-Exempt Fund's Annual Re-ports to Shareholders for the fiscal year ended March 31, 1995 (the "Financial Statements"). The information contained in the Financial Highlights for each period has been audited by Ernst & Young LLP, Excelsior Fund's and Excelsior Tax-Exempt Fund's independent auditors. The following tables should be read in conjunction with the Financial Statements and notes thereto. More information about the performance of each Fund is also contained in the Annual Report to Shareholders which may be obtained from Excelsior Fund and Excelsior Tax-Exempt Fund without charge by calling the number on the front cover of this Prospec-tus.

                                   MONEY FUND

                                                            YEAR ENDED MARCH 31,
                     ------------------------------------------------------------------------------------------------------------
                       1995       1994       1993       1992       1991       1990       1989       1988       1987      1986/1/
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 Beginning of
 Period..........    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income From
 Investment
 Operations
 Net Investment
  Income.........      0.04494    0.02780    0.03234    0.05165    0.07589    0.08454    0.07698    0.06260    0.06123    0.06824
 Net Gains or
  (Losses) on
  Securities
  (both realized
  and
  unrealized)....      0.00002    0.00000    0.00000    0.00017    0.00001    0.00000    0.00000    0.00000    0.00000    0.00000
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Total From
  Investment
  Operations.....      0.04496    0.02780    0.03234    0.05182    0.07590    0.08454    0.07698    0.06260    0.06123    0.06824
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less
 Distributions
 Dividends From
  Net Investment
  Income.........     (0.04496)  (0.02780)  (0.03234)  (0.05165)  (0.07589)  (0.08454)  (0.07698)  (0.06260)  (0.06123)  (0.06824)
 Distributions
  From Net
  Realized Gain
  on Investments.      0.00000    0.00000    0.00000   (0.00019)   0.00000    0.00000    0.00000    0.00000   (0.00001)   0.00000
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Total
  Distributions..     (0.04496)  (0.02780)  (0.03234)  (0.05184)  (0.07589)  (0.08454)  (0.07698)  (0.06260)  (0.06124)  (0.06905)
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 End of Period...    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                     =========  =========  =========  =========  =========  =========  =========  =========  =========  =========
Total Return.....        4.59%      2.82%      3.25%      5.19%      7.64%      8.71%      7.76%      6.28%      6.30%      7.04%
Ratios/Supplemental
 Data
 Net Assets, End
  of Period
  (in millions)..    $  824.58  $  736.08  $  784.02  $  574.27  $  471.32  $  432.37  $  369.69  $  321.27  $  373.38  $  174.21
 Ratio of Net
  Operating
  Expenses to
  Average Net
  Assets.........        0.49%      0.51%      0.51%      0.51%      0.52%      0.55%      0.56%      0.55%      0.56%      0.60%/2/
 Ratio of Gross
  Operating
  Expenses to
  Average Net
  Assets.........        0.52%      0.51%      0.51%      0.51%      0.52%      0.55%      0.56%      0.55%      0.56%      0.74%/2/
 Ratio of Net
  Income to
  Average Net
  Assets.........        4.49%      2.78%      3.21%      5.11%      7.56%      8.42%      7.71%      6.25%      6.05%      7.41%/2/

-------
1.Inception date of the Fund was May 3, 1985.
2. Annualized.

                             GOVERNMENT MONEY FUND

                                                            YEAR ENDED MARCH 31,
                     ------------------------------------------------------------------------------------------------------------
                       1995       1994       1993       1992       1991       1990       1989       1988       1987      1986/1/
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 Beginning of
 Period..........    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income From
 Investment
 Operations
 Net Investment
  Income.........      0.04397    0.02736    0.03205    0.05069    0.07379    0.08379    0.07498    0.06111    0.05941    0.06560
 Net Gains or
  (Losses) on
  Securities
  (both realized
  and
  unrealized)....      0.00000    0.00000    0.00000    0.00002    0.00008    0.00000    0.00000   (0.00002)   0.00000    0.00000
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Total From
  Investment
  Operations.....      0.04397    0.02736    0.03205    0.05071    0.07387    0.08379    0.07498    0.06109    0.05941    0.06560
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less
 Distributions
 Dividends From
  Net Investment
  Income.........     (0.04397)  (0.02736)  (0.03205)  (0.05069)  (0.07379)  (0.08379)  (0.07498)  (0.06111)  (0.05941)  (0.06560)
 Distributions
  From Net
  Realized Gain
  on Investments.      0.00000    0.00000    0.00000   (0.00005)  (0.00005)  (0.00001)   0.00000   (0.00023)  (0.00016)   0.00000
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Total
  Distributions..     (0.04397)  (0.02736)  (0.03205)  (0.05074)  (0.07384)  (0.08380)  (0.07498)  (0.06134)  (0.05957)  (0.06686)
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 End of Period...    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                     =========  =========  =========  =========  =========  =========  =========  =========  =========  =========
Total Return.....        4.49%      2.77%      3.20%      5.09%      7.31%      8.30%      7.49%      6.44%      6.11%      6.92%
Ratios/Supplemental
 Data
 Net Assets, End
  of Period
  (in millions)..    $  725.77  $1,034.94  $  710.49  $  740.69  $  700.22  $  392.02  $  241.13  $  198.32  $  191.51  $   63.16
 Ratio of Net
  Operating
  Expenses to
  Average Net
  Assets.........        0.50%      0.50%      0.50%      0.50%      0.50%      0.57%      0.57%      0.56%      0.56%      0.62%/2/
 Ratio of Gross
  Operating
  Expenses to
  Average Net
  Assets.........        0.53%      0.50%      0.50%      0.50%      0.50%      0.57%      0.57%      0.56%      0.56%   0.77%/2/
 Ratio of Net
  Income to
  Average Net
  Assets.........        4.38%      2.74%      3.20%      5.09%      7.31%      8.30%      7.49%      6.10%      5.81%      7.26%/2/

-------
NOTES:
1.Inception date of the Fund was May 8, 1985.
2.Annualized.

                             TAX-EXEMPT MONEY FUND

                                                            YEAR ENDED MARCH 31,
                     ------------------------------------------------------------------------------------------------------------
                       1995       1994       1993       1992       1991       1990       1989       1988       1987      1986/1/
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 Beginning of
 Period..........    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income From
 Investment
 Operations
 Net Investment
  Income.........      0.02825    0.01938    0.02395    0.03849    0.05292    0.05808    0.05348    0.04572    0.04233    0.04171
 Net Gains or
  (Losses) on
  Securities
  (both realized
  and
  unrealized)....      0.00000    0.00000    0.00000    0.00000   (0.00001)   0.00000    0.00000    0.00000    0.00000    0.00000
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Total From
  Investment
  Operations.....      0.02825    0.01938    0.02395    0.03849    0.05291    0.05808    0.05348    0.04572    0.04233    0.04171
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less
 Distributions
 Dividends From
  Net Investment
  Income.........     (0.02825)  (0.01938)  (0.02395)  (0.03849)  (0.05292)  (0.05808)  (0.05348)  (0.04572)  (0.04233)  (0.04171)
 Distributions
  From Net
  Realized Gain
  on Investments.      0.00000    0.00000    0.00000    0.00000    0.00000    0.00000    0.00000    0.00000    0.00000    0.00000
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Total
  Distributions..     (0.02825)  (0.01938)  (0.02395)  (0.03849)  (0.05292)  (0.05808)  (0.05348)  (0.04572)  (0.04233)  (0.04238)
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 End of Period...    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                     =========  =========  =========  =========  =========  =========  =========  =========  =========  =========
Total Return.....        2.86%      1.96%      2.42%      3.92%      5.42%      5.97%      5.48%      4.67%      4.32%      4.99%
Ratios/Supplemental
 Data
 Net Assets, End
  of Period
  (in millions)..    $  814.89  $  694.58  $  659.33  $  666.35  $  662.34  $  600.06  $  525.30  $  580.98  $  561.08  $  296.73
 Ratio of Net
  Operating
  Expenses to
  Average Net
  Assets.........        0.49%      0.52%      0.52%      0.52%      0.53%      0.55%      0.53%      0.52%      0.54%      0.64%/2/
 Ratio of Gross
  Operating
  Expenses to
  Average Net
  Assets.........        0.52%      0.52%      0.52%      0.52%      0.53%      0.55%      0.53%      0.52%      0.54%      0.75%/2/
 Ratio of Net
  Income to
  Average Net
  Assets.........        2.85%      1.94%      2.39%      3.84%      5.28%      5.79%      5.33%      4.58%      4.18%      5.28%/2/

-------
NOTES:
1. Inception date of the Fund was May 24, 1985.
2. Annualized.

                              TREASURY MONEY FUND

                                        YEAR ENDED MARCH 31,
                          -----------------------------------------------------
                            1995       1994       1993       1992      1991/1/
                          ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 Beginning of Period....  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                          ---------  ---------  ---------  ---------  ---------
Income From Investment
 Operations
  Net Investment Income.    0.04165    0.02590    0.02987    0.04731    0.00782
  Net Gains or (Losses)
   on Securities
   (both realized and
   unrealized)..........    0.00000    0.00000    0.00000    0.00036    0.00001
                          ---------  ---------  ---------  ---------  ---------
  Total From Investment
   Operations...........    0.04165    0.02590    0.02987    0.04767    0.00783
                          ---------  ---------  ---------  ---------  ---------
Less Distributions
  Dividends From Net
   Investment Income....   (0.04165)  (0.02590)  (0.02987)  (0.04731)  (0.00782)
  Distributions From Net
   Realized Gain on
   Investments..........    0.00000    0.00000   (0.00030)  (0.00011)   0.00000
                          ---------  ---------  ---------  ---------  ---------
  Total Distributions...   (0.04165)  (0.02590)  (0.03017)  (0.04742)  (0.00782)
                          ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of
 Period.................  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                          =========  =========  =========  =========  =========
Total Return............      4.25%      2.62%      3.06%      4.85%      0.78%
Ratios/Supplemental Data
  Net Assets, End of
   Period (in millions).  $  196.93  $  254.68  $  227.79  $  172.29  $  110.37
  Ratio of Net Operating
   Expenses to Average
   Net Assets...........      0.55%      0.58%      0.58%      0.52%      0.09%/2/
  Ratio of Gross
   Operating Expenses to
   Average Net Assets...      0.57%      0.58%      0.58%      0.57%      0.60%/2/
  Ratio of Net Income to
   Average Net Assets...      4.09%      2.59%      2.97%      4.60%      5.98%/2/

-------
NOTES:
1. Inception date of the Fund was February 13, 1991.
2. Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

 The Investment Adviser uses its best efforts to achieve the investment objec-tive of each Fund, although its achievement cannot be assured. The investment objective of each Fund may not be changed without a vote of the holders of a majority of the particular Fund's outstanding Shares (as defined under "Miscel-laneous"). Except as noted below in "Investment Limitations," the investment policies of each Fund may be changed without a vote of the holders of a major-ity of the outstanding Shares of such Fund.

 Each Fund uses the amortized cost method to value securities in its portfolio and has a dollar-weighted average portfolio maturity not exceeding 90 days.

MONEY FUND

 The Money Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund will generally invest in money market instruments, such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable and float-ing rate instruments) and corporate bonds with remaining maturities of 13 months or less, as well as obligations issued or guaranteed by the U.S. Govern-ment, its agencies or instrumentalities and repurchase agreements collateral-ized by such obligations. Additional information about the Fund's policies and portfolio instruments is set forth below under "Portfolio Instruments and Other Investment Information."

GOVERNMENT MONEY FUND

 The Government Money Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund will invest in obligations with remaining maturities of 13 months or less issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations. See "Portfolio Instruments and Other Investment Information" for information on other portfo-lio instruments in which the Fund may invest.

TREASURY MONEY FUND

 The Treasury Money Fund's investment objective is to seek current income with liquidity and stability of principal. The Fund invests primarily in direct ob-ligations of the U.S. Treasury with remaining maturities of 13 months or less, such as Treasury bills and notes. Under normal market conditions, the Fund will invest at least 65% of its total assets in direct U.S. Treasury obligations. The Fund may also from time to time invest in obligations with remaining matu-rities of 13 months or less issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. Government, such as the Farm Credit System Financial Assistance Corporation, Federal Financing Bank, General Services Administration, Federal Home Loan Banks, Farm Credit System, Tennessee Valley Authority and the Student Loan Marketing Association. Income on direct investments in U.S. Treasury securities and obligations of the afore-mentioned agencies and instrumentalities is generally not subject to state and local income taxes by reason of Federal law. In addition, the Fund's dividends from income that is attributable to such investments will also be exempt in most states from state and local income taxes. Shareholders in a particular state should determine through consultation with their own tax advisors whether and to what extent dividends payable by the Treasury Money Fund from its in-vestments will be considered by the state to have retained exempt status, and whether the Fund's capital gain and other income, if any, when distributed will be subject to the state's income tax. See "Taxes--State and Local." The Trea-sury Money Fund will not enter into repurchase agreements.

TAX-EXEMPT MONEY FUND

 The Tax-Exempt Money Fund's investment objective is to seek a moderate level of current interest income exempt from Federal income taxes consistent with stability of principal. The Fund will invest substantially all of its assets in high-quality debt obligations exempt from Federal income tax issued by or on behalf of states, territories, and possessions of the United States, the Dis-trict of Columbia, and their authorities, agen-cies, instrumentalities, and political subdivisions ("Municipal Securities"). Portfolio securities in the Fund will generally have remaining maturities of not more than 13 months. (See "Portfolio Instruments and Other Investment In-formation.")

 The Tax-Exempt Money Fund is designed for investors in relatively high tax brackets who are seeking a moderate amount of tax-free income with stability of principal and less price volatility than would normally be associated with in-termediate-term and long-term Municipal Securities.

 The Tax-Exempt Money Fund invests in Municipal Securities which are determined by the Investment Adviser to present minimal credit risks. As a matter of fun-damental policy, except during temporary defensive periods, the Fund will main-tain at least 80% of its assets in tax-exempt obligations. (This policy may not be changed with respect to the Fund without the vote of the holders of a major-ity of its outstanding Shares). However, from time to time on a temporary de-fensive basis due to market conditions, the Tax-Exempt Money Fund may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Should the Fund invest in taxable obligations, it would purchase: (i) obligations of the U.S. Treasury; (ii) obligations of agencies and instrumentalities of the U.S. Government; (iii) money market instruments such as certificates of depos-it, commercial paper, and bankers' acceptances; (iv) repurchase agreements col-lateralized by U.S. Government obligations or other money market instruments; or (v) securities issued by other investment companies that invest in high-quality, short-term securities.

 The Tax-Exempt Money Fund may also invest from time to time in "private activ-ity bonds" (see "Types of Municipal Securities" below), the interest on which is treated as a specific tax preference item under the Federal alternative min-imum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of the Fund's total assets when added together with any taxable investments by the Fund.

 Although the Tax-Exempt Money Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securi-ties the interest on which is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by the Investment Adviser. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the pe-culiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

             PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION

GOVERNMENT OBLIGATIONS

 Government obligations acquired by the Money, Government Money, Treasury Money and Tax-Exempt Money Funds include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Such investments may include obligations issued by the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, the General Services Administration, Federal Home Loan Banks, the Tennessee Valley Authority and the Student Loan Marketing Asso-ciation. Obligations of certain agencies and instrumentalities of the U.S. Gov-ernment are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would pro-vide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Obligations of such instrumentalities will be purchased only when the Investment Adviser believes that the credit risk with respect to the instrumentality is minimal.

 Securities issued or guaranteed by the U.S. Government have historically in-volved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of a Fund.

 As stated above, the Treasury Money Fund will purchase primarily direct obli-gations of the U.S. Treasury and obligations of those agencies or instrumen-talities of the U.S. Government interest income from which is generally not subject to state and local income taxes.

MONEY MARKET INSTRUMENTS

 "Money market instruments" that may be purchased by the Money, Government Money, and Tax-Exempt Money Funds in accordance with their investment objec-tives and policies stated above include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

 Bank obligations include bankers' acceptances, negotiable certificates of de-posit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of FDIC. Bank obligations acquired by the Money Fund may also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of pur-chase. Investments in bank obligations of foreign branches of domestic finan-cial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of the Fund's total assets may be invested in any one branch, and that no more than 20% of the Fund's total assets at the time of purchase may be invested in the aggregate in such obligations. Investments in non-negotiable time deposits are limited to no more than 5% of the value of a Fund's total assets at time of purchase, and are further subject to the overall 10% limit on illiquid securities.

 Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject the Money Fund to additional investment risks, including future political and economic developments, the possible im-position of withholding taxes on interest income, possible seizure or nation-alization of foreign deposits, the possible establishment of exchange con-trols, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different ac-counting, auditing, reporting, and recordkeeping standards than those applica-ble to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Investment Adviser believes that the credit risk with respect to the instrument is minimal.

VARIABLE AND FLOATING RATE INSTRUMENTS

 Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instru-ment purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument. While the Funds will in general invest only in securities that mature within 13 months of date of purchase, they may invest in variable and floating rate instruments which have nominal ma-turities in excess of 13 months if such instruments have demand features that comply with conditions established by the Securities and Exchange Commission ("SEC") (see "Additional Information on Portfolio Instruments--Variable and Floating Rate Instruments" in the Statement of Additional Information).

 Some of the instruments purchased by the Government Money and Treasury Money Funds may also be issued as variable and floating rate instruments. However, since they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, they may have a more active secondary market.

QUALITY OF INVESTMENTS

 The Funds may only invest in: (i) securities in the two highest rating cate-gories of an NRSRO, provided that if they are rated by more than one Nation-ally Recognized Statistical Rating Organization ("NRSRO"), at least one other NRSRO rates them in one of its two highest categories; and (ii) unrated secu-rities determined to be of comparable quality at the time of purchase (collec-tively, "Eligible Securities"). Except for the Tax-Exempt Money Fund, a Fund may not invest more than 5% of its assets in Eligible Securities that are not "First Tier Securities" (as defined below under "Diversification Require-ments"). The rating symbols of the NRSROs which the Fund may use are de-scribed in the Appendix to the Statement of Additional Information.

REPURCHASE AGREEMENTS

 The Money, Government Money and Tax-Exempt Money Funds may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). A Fund will en-ter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Investment Adviser, pursuant to guidelines established by the Boards of Directors. No Fund will enter into repurchase agreements with the Investment Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be consid-ered illiquid securities and will be subject to the 10% limit applicable to such securities (see "Investment Limitations" in the Statement of Additional Information).

 The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the dispo-sition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Income on the repurchase agreements will be taxable.

SECURITIES LENDING

 To increase return on their portfolio securities, the Money Fund and Govern-ment Money Fund may lend their portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of these Funds, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collat-eral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Investment Adviser to be of good standing and when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

INVESTMENT COMPANY SECURITIES

 In connection with the management of their daily cash positions, the Funds may invest in securities issued by other investment companies which invest in high-quality, short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The Tax-Exempt Money Fund will invest in securities of investment companies only if such com-panies invest primarily in high-quality, short-term Municipal Securities. The Government Money and Treasury Money Funds intend to limit their acquisition of shares of other investment companies to those companies which are themselves permitted to invest only in securities which may be acquired by the respective Funds. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). Each Fund currently intends to limit its investments so that, as deter-mined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one in-vestment company will be owned by the Fund. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own opera-tions, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other ex-penses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be du-plicative. Any change by the Funds in the future with respect to their poli-cies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

TYPES OF MUNICIPAL SECURITIES

 The two principal classifications of Municipal Securities which may be held by the Tax-Exempt Money Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the pro-ceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity obligations are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity revenue obli-gations is usually directly related to the credit standing of the corporate user of the facility involved.

 The Tax-Exempt Money Fund's portfolio may also include "moral obligation" se-curities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restora-tion of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Fund.

 The Tax-Exempt Money Fund may also purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Securities. In general, such "stripped" Municipal Securities are offered at a substantial discount in relation to the principal and/or interest payments which the holders of the receipt will receive. To the extent that such discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Security, such yield will be exempt from Federal income tax for such investor to the same extent as interest on the underlying Municipal Security. The Tax-Exempt Money Fund intends to purchase custodial receipts and "stripped" Municipal Securities only when the yield thereon will be, as described above, exempt from Federal income tax to the same extent as interest on the underlying Municipal Securities. "Stripped" Municipal Securi-ties are considered illiquid securities subject to the Fund's 10% restriction on investments in illiquid securities.

WHEN-ISSUED AND FORWARD TRANSACTIONS AND STAND-BY COMMITMENTS

 The Funds may purchase eligible securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis. These trans-actions involve a commitment by a Fund to purchase or sell particular securi-ties with payment and delivery taking place in the future beyond the normal settlement date at a stated price and yield. Securities purchased on a "for-ward commitment" or "when-issued" basis are recorded as an asset and are sub-ject to changes in value based upon changes in the general level of interest rates. Absent unusual market conditions, "forward commitments" and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets, and the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases or "forward commitments" for spec-ulative purposes, but only in furtherance of their investment objectives.

 In addition, the Tax-Exempt Money Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a "stand-by commit-ment," a dealer agrees to purchase at the Fund's option specified Municipal Securities at a specified price. The Tax-Exempt Money Fund will acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. "Stand-by com-mitments" acquired by the Tax-Exempt Money Fund would be valued at zero in de-termining the Fund's net asset value. Further information concerning "stand-by commitments" is contained in the Statement of Additional Information under "Additional Information on Portfolio Instruments."

ILLIQUID SECURITIES

 No fund will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Each Fund may purchase securities which are not registered under the Securities Act of 1933 (the "Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is deter-mined by the Investment Adviser, acting under guidelines approved and moni-tored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of il-liquidity in a Fund during any period that qualified institutional buyers be-come uninterested in purchasing these restricted securities.

DIVERSIFICATION REQUIREMENTS

 Each Fund other than the Tax-Exempt Money Fund will limit its purchases of any one issuer's securities (other than U.S. Government obligations and cus-tomary demand deposits) to 5% of the Fund's total assets, except that it may invest more than 5% (but no more than 25%) of its total assets in "First Tier Securities" of one issuer for a period of up to three business days. First Tier Securities include: (i) securities in the highest rating category by the only NRSRO rating them, (ii) securities in the highest rating category of at least two NRSROs, if more than one NRSRO has rated them, (iii) securities that have no short-term rating, but have been issued by an issuer that has other outstanding short-term obligations that have been rated in accordance with (i) or (ii) above and are comparable in priority and security to such securities, and (iv) certain unrated securities that have been determined to be of compa-rable quality to such securities. In addition, each Fund other than the Tax-Exempt Money Fund will limit its purchases of "Second Tier Securities" (Eligi-ble Securities that are not First Tier Securities) of one issuer to the greater of 1% of its total assets or $1 million.

                            INVESTMENT LIMITATIONS

 The investment limitations set forth below are matters of fundamental policy and may not be changed with respect to a Fund without the vote of the holders of a majority of the Fund's outstanding Shares (as defined under "Miscellane-ous").

 No Fund may:

  1. Purchase securities of any one issuer, other than U.S. Government obliga-tions, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation; and

  2. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in con-nection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to fa-cilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

 The Treasury Money Fund may not:

 Purchase securities other than obligations issued or guaranteed by the U.S. Treasury or an agency or instrumentality of the U.S. Government and securities issued by investment companies that invest in such obligations.

                                     * * *

 If a percentage limitation is satisfied at the time of investment, a later in-crease or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not constitute a violation of such limitation.

 In Investment Limitation No. 1 above: (a) a security is considered to be is-sued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user;
(b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) secu-rities issued or guaranteed by the United States Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

 The Funds are subject to additional investment limitations which are deemed matters of their fundamental policies and, as such, may not be changed without a requisite shareholder vote. Among such limitations are a prohibition on con-centrating investments in a particular industry or group of industries and a policy of limiting investments in illiquid securities to 10% of a Fund's as-sets. For a full description of the Funds' additional fundamental investment limitations, see the Statement of Additional Information.

                               PRICING OF SHARES

 The net asset value of each Fund is determined and the Shares of each Fund are priced for purchases and redemptions as of 1:00 p.m. (Eastern Time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value and pricing for each Fund are determined on each day the Exchange and the Investment Adviser are open for trading ("Business Day"). Currently, the holidays which the Funds observe are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Me-morial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiv-ing Day and Christmas. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to the Fund, by the number of its outstanding Shares. The assets in each Fund are valued by the Funds' administrators based upon the amortized cost method.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

 Shares in each Fund are continuously offered for sale by the Companies' spon-sor and distributor, Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors. The Distributor is a registered broker/dealer. Its principal business address is Clearing Operations, P.O. Box 897, Pittsburgh, PA 15230-0897.

PURCHASE OF SHARES

 Shares in each Fund are offered without any purchase or redemption charge im-posed by the Companies. The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

 Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Invest-ors, "Investors"). Shares may also be purchased by customers ("Customers") of the Investment Adviser, its affiliates and correspondent banks, and other in-stitutions ("Shareholder Organizations") that have entered into shareholder servicing agreements with one of the Companies. A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial own-ership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase orders for its Customers and to transmit, on a timely basis, payment for such orders to Chase Global Funds Service Company ("CGFSC"), the Funds' sub-transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases and redemptions will be sent by CGFSC to the particular Shareholder Organization. As an alternative, a Shareholder Organi-zation may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Cus-tomers' purchase and redemption orders with the Funds, CGFSC will send confir-mations of such transactions and periodic account statements directly to Cus-tomers. A Shareholder Organization may also elect to establish its Customers as record holders.

 The Companies enter into shareholder servicing agreements with Shareholder Organizations which agree to provide their Customers various shareholder ad-ministrative services with respect to their Shares (hereinafter referred to as "Service Organizations"). See "Management of the Funds--Service
Organizations."

 Customers wishing to purchase Shares through their Shareholder Organization should contact such entity directly for appropriate instructions. (For a list of Shareholder Organizations in your area, call (800) 446-1012.) An investor purchasing Shares through a registered investment adviser or certified finan-cial planner may incur transaction charges in connection with such purchases. Such investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may also purchase Shares directly in accordance with procedures described below under "Purchase Procedures."

PURCHASE PROCEDURES

General

 Direct Investors may purchase Shares by completing the Application for pur-chase of Shares accompanying this Prospectus and mailing it, together with a check payable to Excelsior Funds, to:

   Excelsior Funds
   c/o Chase Global Funds Service Company
   P.O. Box 2798
   Boston, MA 02208-2798

 Subsequent investments in an existing account in any Fund may be made at any time by sending to the above address a check payable to Excelsior Funds along with: (a) the detachable form that regularly accompanies the confirmation of a prior transaction; (b) a subsequent order form which may be obtained from CGFSC; or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Institu-tional Investors may purchase Shares by transmitting their purchase orders to CGFSC by telephone at (800) 446-1012 or by terminal access. Institutional In-vestors must pay for Shares with Federal funds or funds immediately available to CGFSC.

Purchases by Wire

 Investors may also purchase Shares by wiring Federal funds to CGFSC. Prior to making an initial investment by wire, an Investor must telephone CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280) for instructions. Federal funds and registration instructions should be wired through the Federal Reserve Sys-tem to:

   The Chase Manhattan Bank, N.A.
   ABA #021000021
   Excelsior Funds, Account No. 9102732915
   For further credit to:
   Excelsior Funds
   Wire Control Number
   Account Registration (including account number)

 Investors making initial investments by wire must promptly complete the Appli-cation accompanying this Prospectus and forward it to CGFSC. Redemptions by In-vestors will not be processed until the completed Application for purchase of Shares has been received by CGFSC and accepted by the Distributor. Investors making subsequent investments by wire should follow the above instructions.

Other Purchase Information

 Except as provided in "Investor Programs" below, the minimum initial invest-ment by an Investor or initial aggregate investment by a Shareholder Organiza-tion investing on behalf of its Customers is $500 per Fund. The minimum subse-quent investment for both types of investors is $50 per Fund. Customers may agree with a particular Shareholder Organization to make a minimum purchase with respect to their accounts. Depending upon the terms of the particular ac-count, Shareholder Organizations may charge a Customer's account fees for auto-matic investment and other cash management services provided. The Companies re-serve the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirements.

REDEMPTION PROCEDURES

 Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Funds in accordance with procedures gov-erning their accounts at the Shareholder Organizations. It is the responsibil-ity of the Shareholder Organizations to transmit redemption orders to CGFSC and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption orders for Institutional Investors must be transmitted to CGFSC by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemp-tion payments to Shareholder Organizations or Institutional Investors is im-posed by the Companies, although Shareholder Organizations may charge a Custom-er's account for wiring redemption proceeds. Information relating to such re-demption services and charges, if any, is available from the Shareholder Orga-nizations. An investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such investors should contact their registered investment ad-viser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their Shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC).

Redemption by Mail

 Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

   Excelsior Funds
   c/o Chase Global Funds Service Company
   P.O. Box 2798
   Boston, MA 02208-2798

 A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identifica-tion number, and (iii) be signed by each registered owner exactly as the Shares are registered. If the Shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or accompanied by a duly exe-cuted stock power) and must be submitted to CGFSC together with the redemption request. A redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from an eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered secu-rities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Me-dallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Sig-nature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 446-1012 or at the ad-dress given above. CGFSC may require additional supporting documents for re-demptions made by corporations, executors, administrators, trustees and guardi-ans. A redemption request will not be deemed to be properly received until CGFSC receives all required documents in proper form. Payment for Shares re-deemed will ordinarily be made by mail within five Business Days after proper receipt by CGFSC of the redemption request. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280).

Redemption by Wire or Telephone

 Direct Investors who have so indicated on the Application, or have subse-quently arranged in writing to do so, may redeem Shares by instructing CGFSC by wire or telephone to wire the redemption proceeds directly to the Direct In-vestor's account at any commercial bank in the United States. Direct Investors who are shareholders of record may also redeem Shares by instructing CGFSC by telephone to mail a check for redemption proceeds of $500 or more to the share-holder of record at his or her address of record. Institutional Investors may also have their Shares redeemed by wire by instructing CGFSC by telephone at
(800) 446-1012 or by terminal access. Only redemptions of $500 or more will be wired to a Direct Investor's account. An $8.00 fee for each wire redemption by a Direct Investor is deducted by CGFSC from the proceeds of the redemption. The redemption proceeds for Direct Investors must be paid to the same bank and ac-count as designated on the Application or in written instructions subsequently received by CGFSC.

 Investors may request that Shares be redeemed and redemption proceeds wired on the same day if telephone redemption instructions are received by 1:00 p.m. (Eastern Time) on the day of redemption. Shares redeemed and wired on the same day will not receive the dividend declared on the day of redemption. Redemption requests made after 1:00 p.m. (Eastern Time) will receive the dividend declared on the day of redemption, and redemption proceeds will be wired the following Business Day. To request redemption of Shares by wire, Direct Investors should call CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280).

 In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, a Direct Investor must send a written request to the Companies, c/o CGFSC, at the address listed above under "Redemption by Mail." Such request must be signed by the Direct Investor, with signature guaranteed (see "Redemp-tion by Mail" above, for details regarding signature guarantees). Further doc-umentation may be requested.

 CGFSC and the Distributor reserve the right to refuse a wire or telephone re-demption if it is believed advisable to do so. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by the Compa-nies, CGFSC or the Distributor. THE COMPANIES, CGFSC AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELE-PHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, THE COMPANIES WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE IN-STRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

 During periods of substantial economic or market change, telephone redemp-tions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted above under "How to Purchase and Redeem Shares-- Redemption by Mail."

Redemption by Check

 Except as described in "Investor Programs" below, Direct Investors in the Funds may redeem Shares, without charge, by check drawn on the Direct Invest-or's particular Fund account. Checks may be made payable to the order of any person or organization designated by the Direct Investor and must be for amounts of $500 or more. Direct Investors will continue to earn dividends on the Shares to be redeemed until the check clears at United States Trust Com-pany of New York.

 Checks are supplied free of charge, and additional checks are sent to Direct Investors upon request. Checks will be sent only to the registered owner at the address of record. Direct Investors who want the option of redeeming Shares by check must indicate this in the Application for purchase of Shares and must submit a signature card with signatures guaranteed with such Applica-tion. The signature card is included in the Application for the purchase of Shares contained in this Prospectus. In order to arrange for redemption by check after an account has been opened, a written request must be sent to the Companies, c/o CGFSC, at the address listed above under "Redemption by Mail" and must be accompanied by a signature card with signatures guaranteed (see "Redemption by Mail" above, for details regarding signature guarantees).

 Stop payment instructions with respect to checks may be given to the Compa-nies by calling (800) 446-1012 (from overseas, call (617) 557-8280). If there are insufficient Shares in the Direct Investor's account with the Fund to cover the amount of the redemption check, the check will be returned marked "insufficient funds," and CGFSC will charge a fee of $25.00 to the account. Checks may not be used to close an account.

 If any portion of the Shares to be redeemed represents an investment made by personal check, the Companies and CGFSC reserve the right not to honor the re-demption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations which may take up to 15 days. A Direct Investor who anticipates the need for more immediate access to his or her investment should purchase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a Direct Investor's purchase check is not collected, the purchase will be cancelled and CGFSC will charge a fee of $25.00 to the Direct Investor's account.

Other Redemption Information

 Except as provided in "Investor Programs" below, Investors may be required to redeem Shares in a Fund upon 60 days' written notice if due to investor re-demptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Share-holder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

 The Companies may also redeem Shares involuntarily or make payment for re-demption in securities if it appears appropriate to do so in light of the Com-panies' responsibilities under the Investment Company Act of 1940.

EFFECTIVE TIME OF PURCHASES AND REDEMPTIONS

 Purchase orders for Shares which are received and accepted no later than 1:00 p.m. (Eastern Time) on any Business Day will be effective as of 1:00 p.m. and will receive the dividend declared on the day of purchase as long as CGFSC re-ceives payment in Federal funds prior to the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern Time). Purchase orders received and accepted after 1:00 p.m. (Eastern Time) and prior to 4:00 p.m. (Eastern Time), on any Business Day for which payment in Federal funds has been received by 4:00 p.m. (Eastern Time), will be effective as of 4:00 p.m., and will begin receiving dividends the following day. Purchase orders for Shares made by Di-rect Investors are not effective until the amount to be invested has been con-verted to Federal funds. In those cases in which a Direct Investor pays for Shares by check, Federal funds will generally become available two Business Days after a purchase order is received. In certain circumstances, the Compa-nies may not require that amounts invested by Shareholder Organizations on be-half of their Customers or by Institutional Investors be converted into Fed-eral funds. Redemption orders are executed at the net asset value per Share next determined after receipt of the order.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

 Investors and Customers of Shareholder Organizations may, after appropriate prior authorization and without an exchange fee imposed by the Companies, ex-change Shares in a Fund having a value of at least $500 for shares of the same series of any other portfolio offered by the Companies, provided that such other shares may legally be sold in the state of the Investor's residence.

 Excelsior Fund currently offers, in addition to the Money Fund, Government Money Fund and Treasury Money Fund, Service Shares in 17 diversified portfo-lios:

  Short-Term Government Securities Fund, a fund seeking a high level of cur-rent income by investing principally in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agree-ments collateralized by such obligations, and having a dollar-weighted aver-age portfolio maturity of 1 to 3 years;

  Intermediate-Term Managed Income Fund, a fund seeking a high level of cur-rent interest income by investing principally in investment grade or better debt obligations and money market instruments, and having a dollar-weighted average portfolio maturity of 3 to 10 years;

  Managed Income Fund, a fund seeking higher current income through invest-ments in investment grade debt obligations, U.S. Government obligations and money market instruments;

  Equity Fund, a fund seeking primarily long-term capital appreciation through investments in a diversified portfolio of primarily equity securities;

  Income and Growth Fund, a fund investing substantially in equity securities in seeking to provide moderate current income and to achieve capital appreci-ation as a secondary objective;

  Long-Term Supply of Energy Fund, a fund seeking long-term capital apprecia-tion by investing in companies benefitting from the availability, develop-ment and delivery of secure hydrocarbon and other energy sources;

  Productivity Enhancers Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their roles as innovators, devel-opers and suppliers of goods and services which enhance service and manufac-turing productivity or companies that are most effective at obtaining and ap-plying productivity enhancement developments;

  Environmentally-Related Products and Services Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their provi-sion of products, technologies and services related to conservation, protec-tion and restoration of the environment;

  Aging of America Fund, a fund seeking long-term capital appreciation by in-vesting in companies benefitting from the changes occurring in the demo-graphic structure of the U.S. population, particularly of its growing popula-tion of individuals over the age of 40;

  Communication and Entertainment Fund, a fund seeking long-term capital ap-preciation by investing in companies benefitting from the technological and international transformation of the communications and entertainment indus-tries, particularly the convergence of information, communication and enter-tainment media;

  Business and Industrial Restructuring Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their restructuring or redeployment of assets and operations in order to become more competitive or profitable;

  Global Competitors Fund, a fund seeking long-term capital appreciation by investing in U.S.-based companies benefitting from their position as effec-tive and strong competitors on a global basis;

  Early Life Cycle Fund, a fund seeking long-term capital appreciation by in-vesting in smaller companies in the earlier stages of their development or larger or more mature companies engaged in new and higher growth potential operations;

  International Fund, a fund seeking total return derived primarily from in-vestments in foreign equity securities;

  Emerging Americas Fund, a fund seeking long-term capital appreciation through investments in companies and securities of governments based in all countries in the Western Hemisphere, except the U.S.;

  Pacific/Asia Fund, a fund seeking long-term capital appreciation through in-vestments in companies and securities of governments based in Asia and on the Asian side of the Pacific Ocean; and

  Pan European Fund, a fund seeking long-term capital appreciation through in-vestments in companies and securities of governments located in Europe.

  Excelsior Tax-Exempt Fund currently offers, in addition to the Tax-Exempt Money Fund, 4 other portfolios:

  Short-Term Tax-Exempt Securities Fund, a diversified fund seeking a high level of current interest income exempt from Federal income taxes through in-vestments in municipal obligations and having a dollar-weighted average port-folio maturity of 1 to 3 years;

  Intermediate-Term Tax-Exempt Fund, a diversified fund seeking a high level of current income exempt from Federal income taxes through investments in mu-nicipal obligations and having a dollar-weighted average portfolio maturity of three to ten years;

  Long-Term Tax-Exempt Fund, a diversified fund attempting to maximize over time current income exempt from Federal income taxes, investing primarily in municipal obligations and having a dollar-weighted average portfolio maturity of 10 to 30 years; and

  New York Intermediate-Term Tax-Exempt Fund, a non-diversified fund designed to provide New York investors with a high level of current income exempt from Federal and, to the extent possible, New York state and New York City income taxes; this fund invests primarily in New York municipal obligations and has a dollar-weighted average portfolio maturity of three to ten years.

 An exchange involves a redemption of all or a portion of the Shares in a Fund and the investment of the redemption proceeds in shares of another portfolio of the Companies. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined after the exchange request is re-ceived. The Service Shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares (plus any applicable sales load) next determined after acceptance of the exchange request.

 Investors may find the exchange privilege useful if their investment objec-tives or market outlook should change after they invest in a Fund. For further information regarding exchange privileges, shareholders should call (800) 446-1012 (from overseas, call (617) 557-8280). Investors exercising the exchange privilege with the other portfolios of the Companies should request and review the prospectuses of such funds. Such prospectuses may be obtained by calling the numbers listed above. In order to prevent abuse of this privilege to the disadvantage of other shareholders, Excelsior Fund and Excelsior Tax-Exempt Fund reserve the right to limit the number of exchange requests of Investors and Customers of Shareholder Organizations to no more than six per year. The Companies may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request in the amount exceeding $100,000. THE COMPANIES, CGFSC AND THE DISTRIBUTOR ARE NOT RESPONSIBLE FOR THE AUTHENTICITY OF EXCHANGE REQUESTS RECEIVED BY TELE-PHONE THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, THE COMPANIES WILL USE SUCH PROCE-DURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

SYSTEMATIC WITHDRAWAL PLAN

 An Investor who owns Shares of a Fund with a value of $10,000 or more may es-tablish a Systematic Withdrawal Plan. The Investor may request a declining-balance withdrawal, a fixed-dollar withdrawal, a fixed-share withdrawal, or a fixed-percentage withdrawal (based on the current value of Shares in the ac-count) on a monthly, quarterly, semi-annual or annual basis. To initiate the Systematic Withdrawal Plan, an investor must complete the Supplemental Appli-cation contained in this Prospectus and mail it to CGFSC at the address given above. Further information on establishing a Systematic Withdrawal Plan may be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280).

 Shareholder Organizations may, at their discretion, establish similar system-atic withdrawal plans with respect to the Shares held by their Customers. In-formation about such plans and the applicable procedures may be obtained by Customers directly from their institutions.

RETIREMENT PLANS

 Shares are available for purchase by Investors in connection with the follow-ing tax-deferred prototype retirement plans offered by United States Trust Company of New York:

   IRAs (including "rollovers" from existing retirement plans) for individu-als and their spouses;

   Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

   Keogh Plans for self-employed individuals.

 Investors investing in the Funds pursuant to Profit Sharing and Money-Pur-chase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be ob-tained by calling (800) 446-1012 (from overseas, call (617) 557-8280). Custom-ers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

AUTOMATIC INVESTMENT PROGRAM

 The Automatic Investment Program permits Investors to purchase Shares (mini-mum of $50 per Fund per transaction) at regular intervals selected by the In-vestor. The minimum initial investment for an Automatic Investment Program ac-count is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, Shares are purchased by transferring funds from an In-vestor's checking, bank money market or NOW account designated by the Invest-or. At the Investor's option, the account designated will be debited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

 To establish an Automatic Investment account, an Investor must complete the Supplemental Application contained in this Prospectus and mail it to CGFSC. An Investor may cancel his participation in this Program or change the amount of purchase at any time by mailing written notification to CGFSC, P.O. Box 2798, Boston, MA 02208-2798 and notification will be effective three Business Days following receipt. The Companies may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated.

                          DIVIDENDS AND DISTRIBUTIONS

 The net investment income of the Funds is declared daily as a dividend to the persons who are shareholders of the respective Funds immediately after the 1:00 p.m. pricing of Shares on the day of declaration. All such dividends are paid within ten days after the end of each month or within seven days after the redemption of all of a shareholder's Shares of a Fund. For dividend pur-poses, a Fund's investment income is reduced by accrued expenses directly at-tributable to that Fund and the general expenses of the Companies prorated to that Fund on the basis of its relative net assets. Net realized capital gains, if any, are distributed at least annually.

 All dividends and distributions paid on Shares held of record by the Invest-ment Adviser and its affiliates or correspondent banks will be paid in cash. Direct and Institutional Investors and Customers of other Shareholder Organi-zations will receive dividends and distributions in additional Shares of the Fund on which the dividend is paid or the distribution made (as determined on the payable date), unless they have requested in writing (received by CGFSC at the Companies' address prior to the payment date) to receive dividends and distributions in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

                                     TAXES

FEDERAL

 Each of the Funds qualified for its last taxable year as a "regulated invest-ment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund expects to so qualify in future years. Such qualification generally relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

 Qualification as a regulated investment company under the Code requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its exempt-interest income (if any) net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its tax-able income (including interest) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The taxable Funds intend to distribute substan-tially all of their investment company taxable income each year. Such dividends will be taxable as ordinary income to Fund shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional Shares. (Federal income taxes for distributions to IRAs and qualifying pension plans are deferred under the Code.) Because all of each Fund's net investment income is expected to be derived from earned inter-est, it is anticipated that no part of any distributions will be eligible for the dividends received deduction for corporations.

 Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the fol-lowing year.

 The Tax-Exempt Money Fund: The Tax-Exempt Money Fund's policy is to pay divi-dends each year equal to at least the sum of 90% of its net exempt-interest in-come and 90% of its investment company taxable income, if any. Dividends de-rived from exempt-interest income ("exempt-interest dividends") may be treated by the Fund's shareholders as items of interest excludable from their gross in-come under Section 103(a) of the Code, unless, under the circumstances applica-ble to the particular shareholder, exclusion would be disallowed. (See State-ment of Additional Information under "Additional Information Concerning Tax-es.")

 If the Tax-Exempt Money Fund should hold certain "private activity bonds" is-sued after August 7, 1986, the portion of dividends paid by the Fund which is attributable to interest on such bonds must be included in a shareholder's Fed-eral alternative minimum taxable income, as an item of tax preference, for the purpose of determining liability (if any) for the 26% to 28% alternative mini-mum tax for individuals and the 20% alternative minimum tax and the environmen-tal tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2 million. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the tax-ability of such benefits.

 Dividends payable by the Tax-Exempt Money Fund which are derived from taxable income or from long-term or short-term capital gains will be subject to Federal income tax, whether such dividends are paid in the form of cash or additional Shares.

 If a shareholder holds Shares of the Tax-Exempt Money Fund for six months or less and during that time receives an exempt-interest dividend on those Shares, any loss recognized on the sale or exchange of those Shares will be disallowed to the extent of the exempt-interest dividend.

STATE AND LOCAL

 The Treasury Money Fund is structured to provide shareholders, to the extent permissible by Federal and state law, with income that is exempt or excluded from taxation at the state and local level. Most states--by statute, judicial decision or administrative action--have taken the position that dividends of a regulated investment company such as the Treasury Money Fund that are attribut-able to interest on obligations of the U.S. Treasury and certain U.S. Govern-ment agencies and instrumentalities (including those authorized for purchase by the Fund) are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. As a result, substan-tially all dividends paid by the Treasury Money Fund to shareholders residing in those states will be exempt or excluded from state income tax.

 Nevertheless in some jurisdictions, exempt-interest dividends and other dis-tributions paid by the Tax-Exempt Money Fund may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions is derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

MISCELLANEOUS

 The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situa-tions. Shareholders will be advised annually as to the Federal income tax con-sequences of distributions made each year.

                            MANAGEMENT OF THE FUNDS

 The business and affairs of the Funds are managed under the direction of the Companies' Boards of Directors. The Statement of Additional Information con-tains the names of and general background information concerning the Compa-nies' directors.

INVESTMENT ADVISER

 United States Trust Company of New York serves as the Investment Adviser to each Fund. U.S. Trust is a state-chartered bank and trust company. The Invest-ment Adviser provides trust and banking services to individuals, corporations, and institutions both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. The Investment Adviser is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clear-ing House Association.

 On December 31, 1994, the Investment Adviser's Asset Management Group had ap-proximately $33 billion in assets under management. The Investment Adviser, which has its principal offices at 114 W. 47th Street, New York, New York 10036, is a subsidiary of U.S. Trust Corporation, a registered bank holding company.

 The Investment Adviser manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains records relating to such purchases and sales. For the services pro-vided and expenses assumed pursuant to its Investment Advisory Agreements, the Investment Adviser is entitled to a fee, computed daily and paid monthly, at the annual rate of .25% of the average daily net assets of each of the Money, Government Money and Tax-Exempt Money Funds. For the services provided and ex-penses assumed with respect to the Treasury Money Fund, the Investment Adviser is entitled to a fee, computed daily and paid monthly, at the annual rate of
 .30% of the Fund's average daily net assets. For the fiscal year ended March 31, 1995, the Investment Adviser received an advisory fee at the effective an-nual rates of .22%, .22%, .22% and .28% of the average daily net assets of the Money, Government Money, Tax-Exempt Money and Treasury Money Funds, respec-tively. For the same period, the Investment Adviser waived advisory fees at the effective annual rate of .03%, .03%, .03% and .02% of the average daily net assets of the Money, Government Money, Tax-Exempt Money and Treasury Money Fund, respectively.

  From time to time, the Investment Adviser may waive (either voluntarily or pursuant to applicable state expense limitations) all or a portion of the ad-visory fees payable to it by a Fund, which waiver may be terminated at any time. See "Management of the Funds--Service Organizations" for additional in-formation on fee waivers.

ADMINISTRATORS

 CGFSC, Federated Administrative Services and U.S. Trust serve as the Funds' administrators (the "Admin-istrators") and provide them with general administrative and operational as-sistance. The Administrators also serve as administrators of the other portfo-lios of the Companies and of Excelsior Institutional Trust, which are also ad-vised by the Investment Adviser and distributed by the Distributor. For the services provided to all portfolios of the Companies (except the Internation-al, Emerging Americas, Pacific/Asia and Pan European Funds of Excelsior Fund), the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the Companies (excluding the International, Emerging Americas, Pacific/Asia and Pan European Funds) and of Excelsior Institutional Trust as follows:

                  COMBINED AGGREGATE AVERAGE DAILY
             NET ASSETS OF BOTH COMPANIES (EXCLUDING THE
           INTERNATIONAL, EMERGING AMERICAS, PACIFIC/ASIA
    AND PAN EUROPEAN FUNDS) AND OF EXCELSIOR INSTITUTIONAL TRUST      ANNUAL FEE
    ------------------------------------------------------------      ----------
first $200 million...................................................   .200%
next $200 million....................................................   .175%
over $400 million....................................................   .150%

 Administration fees payable to the Administrators by each portfolio of the Companies and of Excelsior Institutional Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may waive (either voluntarily or pursuant to applicable state expense limitations) all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time. See "Management of the Funds--Service Organizations" for additional informa-tion on fee waivers. For the fiscal year ended March 31, 1995, CGFSC and Con-cord Holding Corporation, the former co-administrator, received an aggregate administration fee (under the same compensation arrangements noted above) at the effective annual rate of .154% of the average daily net assets of each of the Money, Government Money, Treasury Money and Tax-Exempt Money Funds, re-spectively.

SERVICE ORGANIZATIONS

 Each Company will enter into an agreement ("Servicing Agreement") with each Service Organization requiring it to provide administrative support services to its Customers beneficially owning Shares. As a consideration for the admin-istrative services provided to Customers, a Fund will pay the Service Organi-zation an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its Shares held by the Service Organization's Customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Service Organizations," may include assisting in processing purchase, exchange and redemption re-quests; transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; and providing periodic statements. Under the terms of the Servicing Agreement, Service Organizations will be required to provide to Customers a schedule of any fees that they may charge in connec-tion with a Customer's investment. Until further notice, the Investment Ad-viser and Administrators have voluntarily agreed to waive fees payable by a Fund in an amount equal to administrative service fees payable by that Fund.

BANKING LAWS

 Banking laws and regulations currently prohibit a bank holding company regis-tered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a regis-tered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Shares of the Funds, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks gen-erally from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such company for and upon the order of customers. The Investment Adviser, CGFSC and certain Shareholder Organizations may be subject to such banking laws and regulations. State secu-rities laws may differ from the interpretations of Federal law discussed in this paragraph and banks and financial institutions may be required to regis-ter as dealers pursuant to state law.

 Should legislative, judicial, or administrative action prohibit or restrict the activities of the Investment Adviser or other Shareholder Organizations in connection with purchases of Fund Shares, the Investment Adviser and such Shareholder Organizations might be required to alter materially or discontinue the investment services offered by them to Customers. It is not anticipated, however, that any resulting change in the Funds' method of operations would af-fect their net asset values per Share or result in financial loss to any share-holder.

                          DESCRIPTION OF CAPITAL STOCK

 Excelsior Fund (formerly UST Master Funds, Inc.) was organized as a Maryland corporation on August 2, 1984. Currently, Excelsior Fund has authorized capital of 35 billion shares of Common Stock, $.001 par value per share, classified into 40 series of shares representing interests in 20 investment portfolios. Excelsior Fund's Charter authorizes the Board of Directors to classify or re-classify any class of shares of Excelsior Fund into one or more classes or se-ries. Shares of Class A, Class B and Class G represent interests in the Money Fund, Government Money Fund and Treasury Money Fund Funds, respectively.

 Excelsior Tax-Exempt Fund (formerly UST Master Tax-Exempt Funds, Inc.) was or-ganized as a Maryland corporation on August 8, 1984. Currently, Excelsior Tax-Exempt Fund has authorized capital of 14 billion shares of Common Stock, $.001 par value per share, classified into 5 classes of shares representing 5 invest-ment portfolios currently being offered. Excelsior Tax-Exempt Fund's Charter authorizes the Board of Directors to classify or reclassify any class of shares of Excelsior Tax-Exempt Fund into one or more classes or series. Shares of Class A Common Stock represent interests in the Tax-Exempt Money Fund's Shares.

 Each Share represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and dis-tributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Companies' Boards of Directors.

 Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise expressly required by law.

 Certificates for Shares will not be issued unless expressly requested in writ-ing to CGFSC and will not be issued for fractional Shares.

 As of July 11, 1995, U.S. Trust held of record substantially all of the Shares in the Funds as agent or custodian for its customers, but did not own such Shares beneficially because it did not have voting or investment discretion with respect to such Shares. U.S. Trust is a wholly-owned subsidiary of U.S. Trust Corporation.

                          CUSTODIAN AND TRANSFER AGENT

 The Chase Manhattan Bank, N.A. ("Chase"), a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets. Com-munications to the custodian should be directed to Chase, Mutual Funds Service Division, 770 Broadway, New York, New York 10003-9598.

 U.S. Trust serves as the Funds' transfer and dividend disbursing agent. U.S. Trust has also entered into a sub-transfer agency arrangement with CGFSC, 73 Tremont Street, Boston, Massachusetts 02108-3913, pursuant to which CGFSC pro-vides certain transfer agent, dividend disbursement and registrar services to the Funds.

                               YIELD INFORMATION

 From time to time, in advertisements or in reports to shareholders, the yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant in-dexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For exam-ple, the yields of the Funds may be compared to the applicable averages com-piled by Donoghue's Money Fund Report, a widely recognized independent publi-cation that monitors the performance of money market funds. The yields of the taxable Funds may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

 Yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the Funds' yields.

 Each Fund may advertise its Shares' seven-day yield which refers to the in-come generated over a particular seven-day period identified in the advertise-ment by an investment in the Fund. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Funds may also ad-vertise the "effective yields" of Shares which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effec-tive yields slightly higher because of the compounding effect of the assumed reinvestment.

 In addition, the Tax-Exempt Money Fund may from time to time advertise the "tax-equivalent yields" of Shares to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Fund. This yield is computed by increasing the yields of the Fund's Shares (calculated as above) by the amount necessary to reflect the payment of Fed-eral income taxes at a stated tax rate.

 Yields will fluctuate and any quotation of yield should not be considered as representative of a Fund's future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which of-ten provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, oper-ating expenses, and market conditions. Any fees charged by Shareholder Organi-zations with respect to accounts of Customers that have invested in Shares will not be included in calculations of yield.

                                 MISCELLANEOUS

 Shareholders will receive unaudited semiannual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent auditors.

 The staff of the SEC has expressed the view that the use of this combined Prospectus for the Funds may subject the Funds to liability for losses arising out of any statement or omission regarding a particular Fund. The Companies do not believe, however, that such risk is significant under the circumstances.

 As used in this Prospectus, a "vote of the holders of a majority of the out-standing shares" of a Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental in-vestment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of such Company or such Fund, or (b) 67% or more of the Shares of such Company or such Fund present at a meeting if more than 50% of the outstanding Shares of such Company or such Fund are represented at the meeting in person or by proxy.

 Inquiries regarding any of the Funds may be directed to the Distributor at the address listed under "Distributor."

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

  Complete the Application(s) and mail to:
                                     FOR OVERNIGHT DELIVERY: send to:


  Excelsior Funds                    Excelsior Funds
  c/o Chase Global Fund Service Company
                                     c/o Chase Global Funds Service Company--
  P.O. Box 2798                      Transfer Agent
  Boston, MA 02208-2798              73 Tremont Street
                                     Boston, MA 02108-3913

  Please enclose with the Application(s) your check made payable to the "Ex-celsior Funds" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus en-titled "How to Purchase and Redeem Shares--Purchase Procedures."

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, the minimum initial investment is $500 per Fund; subsequent investments must be in the minimum amount of $50 per Fund. Investments may be made in excess of these minimums.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with pro-cedures described in the Prospectus. In the case of shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests in excess of $50,000 per account must be accompanied by signature guarantees.

SIGNATURES: Please be sure to sign the Application(s).

  If the shares are registered in the name of:
    - an individual, the individual should sign.
    - joint tenants, both tenants should sign.
    - a custodian for a minor, the custodian should sign.
    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*
  * A corporate resolution or appropriate certificate may be required.

QUESTIONS:

  If you have any questions regarding the Application or redemption require-ments, please contact the transfer agent at (800) 446-1012 between 9:00 a.m. and 5:00 p.m. (Eastern Time).

--------------------------------------------------------------------------------

  [LOGO OF EXCELSIOR FUNDS  CHASE GLOBAL FUNDS SERVICE COMPANY     NEW
     INC. APPEARS HERE]     CLIENT SERVICES                        ACCOUNT
                            P.O. Box 2798                          APPLICATION
   TAX-EXEMPT FUNDS INC.    Boston, MA 02208-2798
                            (800) 446-1012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

  [_] Individual   [_] Joint Tenants    [_] Trust   [_] Gift/Transfer to Minor
  [_] Other ____________________________________________________________________

  Note: Joint tenant registration will be as "joint tenants with right of survivorship" unless otherwise specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and the date of the trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN")). For IRA accounts a different application is required.

  _____________________________  _______________________________________________
  Name(s) (please print)         Social Security # or Taxpayer Identification #

                                 (   )
  _____________________________  _______________________________________________
  Name                           Telephone #
  _____________________________
  Address
  _____________________________  [_] U.S. Citizen  [_] Other (specify)__________
  City/State/Zip

--------------------------------------------------------------------------------

  FUND SELECTION (THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT IS $500 PER
  FUND AND $50 PER FUND, RESPECTIVELY. MAKE CHECKS PAYABLE TO "EXCELSIOR
  FUNDS.")
--------------------------------------------------------------------------------

                                  INITIAL INVESTMENT                                        INITIAL INVESTMENT
     [_] Money Fund               $ ____________ 803    [_] Government Money Fund           $ ____________ 804
     [_] Tax-Exempt Money Fund    $ ____________ 806    [_] Treasury Money Fund             $ ____________ 811
                                                        TOTAL INITIAL INVESTMENT:           $ ____________

  NOTE: If investing by wire, you must obtain a Bank Wire Control Number. To do so, please call (800) 446-1012 and ask for the Wire Desk.

  A. BY MAIL: Enclosed is a check in the amount of $ _____ payable to "Excelsior Funds."
  B. BY WIRE: A bank wire in the amount of $_____ has been sent to the Fund from _________________________________  ______________________________________
                Name of Bank                        Wire Control Number


  CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:
  [_] All dividends are to be         [_] reinvested        [_] paid in cash
  [_] All capital gains are to be     [_] reinvested        [_] paid in cash

--------------------------------------------------------------------------------
  ACCOUNT PRIVILEGES
--------------------------------------------------------------------------------

  TELEPHONE EXCHANGE AND REDEMPTION

  [_] I/We appoint CGFSC as my/our agent to act upon instructions received by telephone in order to effect the telephone exchange and redemption privileges. I/We hereby ratify any instructions given pursuant to this authorization and agree that Excelsior Fund, Excelsior Tax-Exempt Fund, CGFSC and their directors, officers and employees will not be liable for any loss, liability, cost or expense for acting upon instructions believed to be genuine and in accordance with the procedures described in the then current Prospectus. To the extent that Excelsior Fund and Excelsior Tax-Exempt Fund fail to use reasonable procedures as a basis for their belief, they or their service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

  I/We further acknowledge that it is my/our responsibility to read the Prospectus of any Fund into which I/we exchange.

  [_] I/We do not wish to have the ability to exercise telephone redemption and exchange privileges. I/We further understand that all exchange and redemption requests must be in writing.

  SPECIAL PURCHASE AND REDEMPTION PLANS
  I/We have completed and attached the Supplemental Application for:

  [_] Automatic Investment Plan
  [_] Systematic Withdrawal Plan

  AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO PRE-DESIGNATED ACCOUNT.

  I/We hereby authorize CGFSC to act upon instructions received by telephone to withdraw $500 or more from my/our account in the Excelsior Funds and to wire the amount withdrawn to the following commercial bank account. I/We understand that CGFSC charges an $8.00 fee for each wire redemption, which will be deducted from the proceeds of the redemption.

  Title on Bank Account*________________________________________________________

  Name of Bank _________________________________________________________________

  Bank A.B.A. Number ___________________________ Account Number ________________

  Bank Address _________________________________________________________________

  City/State/Zip _______________________________________________________________
  (attach voided check here)

  A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certificate of Partnership") indicating the names and titles of officers authorized to act on its behalf.
  * TITLE ON BANK AND FUND ACCOUNT MUST BE IDENTICAL.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  CHECK WRITING PRIVILEGE
--------------------------------------------------------------------------------
  [_] I/We wish to take advantage of the check writing privilege and have signed and attached the Check Writing Signature
      Card to this application.
  [_] I/We do not wish to take advantage of the check writing privilege at this time, but I/we may elect to do so at a later date.

  SIGNATURE CARD SIGNATURE REQUIREMENTS. If the shares are registered in the name of:

  . AN INDIVIDUAL, the individual must sign the Card.

  . JOINT ACCOUNT, both individuals must sign the Card.

  . INSTITUTIONAL ACCOUNT, an officer must sign the Card indicating corporate, trust or partnership office or title.

  . TRUST ACCOUNT, trustee or other fiduciary must sign the Card indicating capacity.

  . CUSTODIAN FOR MINOR, custodian must sign the Card.

--------------------------------------------------------------------------------
  AGREEMENTS AND SIGNATURES
--------------------------------------------------------------------------------
  By signing this application, I/we hereby certify under penalty of perjury that the information on this application is complete and correct and that as required by Federal law:

  [_] I/We certify that (1) the number(s) shown on this form is/are the correct taxpayer identification number(s) and (2) I/we are not subject to backup withholding either because I/we have not been notified by the Internal Revenue Service that I/we are subject to backup withholding, or the IRS has notified me/us that I am/we are no longer subject to backup withholding. (NOTE: IF ANY OR ALL OF PART 2 IS NOT TRUE, PLEASE STRIKE OUT THAT PART BEFORE SIGNING.)

  [_] If no taxpayer identification number ("TIN") or SSN has been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN, and I/we understand that if I/we do not provide this number to CGFSC within 60 days of the date of this application, or if I/we fail to furnish my/our correct SSN or TIN, I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide this number on Form W-9. You may request the form by calling CGFSC at the number listed above).

  I/We represent that I am/we are of legal age and capacity to purchase shares of the Excelsior Funds. I/We have received, read and carefully reviewed a copy of the appropriate Fund's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Fund nor the Distributor is a bank and that Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, United States Trust Company of New York, its parent and affiliates and the Shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency; and that an investment in the Funds involves investment risks, including possible loss of principal amount invested.

  X _____________________________________ Date _________________________________
  Owner Signature

  X _____________________________________ Date _________________________________
  Co-Owner Signature

  Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for a corporation, trust custodial account, etc.).

--------------------------------------------------------------------------------
  FOR USE BY AUTHORIZED AGENT (BROKER/DEALER) ONLY
--------------------------------------------------------------------------------

  We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Edgewood Services, Inc., and with the Prospectus and Statement of Additional Information of each Fund purchased.

  ________________________________________  ____________________________________
  Investment Dealer's Name                  Source of Business Code

  ________________________________________  ____________________________________
  Main Office Address                       Branch Number

  ________________________________________  ____________________________________
  Representative's Number                   Representative's Name

  ________________________________________  ____________________________________
  Branch Address                            Telephone

  ________________________________________  ____________________________________
  Investment Dealer's Authorized Signature  Title



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  [LOGO OF EXCELSIOR FUNDS  CHASE GLOBAL FUNDS         SUPPLEMENTAL
     INC. APPEARS HERE]     SERVICE COMPANY            APPLICATION
                            CLIENT SERVICES            SPECIAL INVESTMENT AND
                            P.O. Box 2798              WITHDRAWAL OPTIONS
Tax-Exempt Funds Inc.       Boston, MA 02208-2798
                            (800) 446-1012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ACCOUNT REGISTRATION   PLEASE SUPPLY THE FOLLOWING INFORMATION EXACTLY AS IT
                         APPEARS ON THE FUND'S RECORD.
--------------------------------------------------------------------------------

  Fund Name _________________________  Account Number __________________________
  Owner Name ________________________ Social Security or Taxpayer ID Number ___ Street Address ____________________ City, State, Zip Code ___________________
  Resident of [_] U.S. [_] Other ____  [_] Check here if this is a change of address
--------------------------------------------------------------------------------
  DISTRIBUTION OPTIONS (DIVIDENDS AND CAPITAL GAINS WILL BE REINVESTED UNLESS OTHERWISE INDICATED)
--------------------------------------------------------------------------------

  A. CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:

         All dividends are to be      [_] reinvested  [_] paid in cash
         All capital gains are to be  [_] reinvested  [_] paid in cash

  B. PAYMENT ORDER: Complete only if distribution checks are to be payable to another party. Make distribution checks payable to:

                                       Name of Your Bank _______________________
  Name ____________________________    Bank Account Number _____________________
  Address _________________________    Address of Bank _________________________
  City, State, Zip Code ________________________________________________________

  C. DISTRIBUTIONS REINVESTED-CROSS FUNDS: Permits all distributions from one Fund to be automatically reinvested into another identically-registered Excelsior Fund. (NOTE: You may NOT open a new Fund account with this option.) Transfer all distributions earned:

  From: _______________________________  Account No. ___________________________
                   (Fund)
  To: _________________________________  Account No. ___________________________
                   (Fund)
--------------------------------------------------------------------------------
  AUTOMATIC INVESTMENT PLAN   [_] YES  [_] NO
--------------------------------------------------------------------------------

  I/We hereby authorize CGFSC to debit my/our personal checking account on the designated dates in order to purchase shares in the Fund indicated at the top of this application at the applicable public offering price determined on that day.
                      [_] Monthly on the 1st day
                      [_] Monthly on the 15th day
                      [_] Monthly on both the 1st and 15th days
  Amount of each debit (minimum $50 per Fund) $ ________________________
  NOTE: A Bank Authorization Form (below) and a voided personal check must accompany the Automatic Investment Plan application.

- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
--------------------------------------------------------------------------------

  EXCELSIOR FUNDS CLIENT SERVICES                     AUTOMATIC INVESTMENT PLAN

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  BANK AUTHORIZATION
--------------------------------------------------------------------------------

  _________________________ _________________________ __________________________
  Bank Name                 Bank Address              Bank Account Number

  I/We authorize you, the above named bank, to debit my/our account for amounts drawn by CGFSC, acting as my agent for the purchase of Fund shares. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until revoked in writing and received by you. I/We agree that you shall incur no liability when honoring debits, except a loss due to payments drawn against insufficient funds. I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the cancellation of that purchase.

  _____________________________________  _______________________________________
  Account Holder's Name                  Joint Account Holder's Name

  X ____________________ ______________  X ____________________ ________________
         Signature       Date                   Signature       Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  SYSTEMATIC WITHDRAWAL PLAN   [_] YES   [_] NO     NOT AVAILABLE FOR IRA'S
--------------------------------------------------------------------------------

   AVAILABLE TO SHAREHOLDERS WITH ACCOUNT BALANCES OF $10,000 OR MORE.

  I/We hereby authorize CGFSC to redeem the necessary number of shares from my/our Excelsior Fund Account on the designated dates in order to make the following periodic payments:

  [_] Monthly on the 24th day

  [_] Quarterly on the 24th day of January, April, July and October

  [_] Other_____________________________________________________________________

  (This request for participation in the Plan must be received by the 18th day of the month in which you wish withdrawals to begin.)

  Amount of each check ($100 minimum) $ ________________________________________

  Please make check payable to: (To be completed only if redemption proceeds to be paid to other than account holder of record or mailed to address other than address of record)

  Recipient ____________________________________________________________________

  Street Address _______________________________________________________________

  City, State, Zip Code ________________________________________________________

  NOTE: If recipient of checks is not the registered shareholder, signature(s) below must be guaranteed. A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names and titles of officers authorized to act on its behalf.

--------------------------------------------------------------------------------
  AGREEMENT AND SIGNATURES
--------------------------------------------------------------------------------

  The investor(s) certifies and agrees that the certifications, authorizations, directions and restrictions contained herein will continue until CGFSC receives written notice of any change or revocation. Any change in these instructions must be in writing with all signatures guaranteed (if applicable).

  Date ___________________________


  X ___________________________________  X _____________________________________
    Signature                              Signature

  X ___________________________________  X _____________________________________
    Signature Guarantee* (if applicable)   Signature Guarantee* (if applicable)


  X ___________________________________  X _____________________________________
    Signature                              Signature

  X ___________________________________  X _____________________________________
    Signature Guarantee* (if applicable)   Signature Guarantee* (if applicable)

  *ELIGIBLE GUARANTORS: An Eligible Guarantor institution is a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, provided that such institution is a participant in STAMP, the Securities Transfer Agents Medallion Program.
- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
EXPENSE SUMMARY...........................................................    2
FINANCIAL HIGHLIGHTS......................................................    4
INVESTMENT OBJECTIVES AND POLICIES........................................    8
 Money Fund...............................................................    8
 Government Money Fund....................................................    8
 Treasury Money Fund......................................................    8
 Tax-Exempt Money Fund....................................................    8
PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION....................    9
 Government Obligations...................................................    9
 Money Market Instruments.................................................   10
 Variable and Floating Rate Instruments...................................   10
 Quality of Investments...................................................   11
 Repurchase Agreements....................................................   11
 Securities Lending.......................................................   11
 Investment Company Securities............................................   11
 Types of Municipal Securities............................................   12
 When-Issued and Forward Transactions and Stand-by Commitments............   13
 Illiquid Securities......................................................   13
 Diversification Requirements.............................................   13
INVESTMENT LIMITATIONS....................................................   13
PRICING OF SHARES.........................................................   14
HOW TO PURCHASE AND REDEEM SHARES.........................................   15
 Distributor..............................................................   15
 Purchase of Shares.......................................................   15
 Purchase Procedures......................................................   15
 Redemption Procedures....................................................   16
 Effective Time of Purchases and Redemptions..............................   19
INVESTOR PROGRAMS.........................................................   19
 Exchange Privilege.......................................................   19
 Systematic Withdrawal Plan...............................................   21
 Retirement Plans.........................................................   21
 Automatic Investment Program.............................................   22
DIVIDENDS AND DISTRIBUTIONS...............................................   22
TAXES.....................................................................   22
 Federal..................................................................   22
 State and Local..........................................................   23
 Miscellaneous............................................................   24
MANAGEMENT OF THE FUNDS...................................................   24
 Investment Adviser.......................................................   24
 Administrators...........................................................   24
 Service Organizations....................................................   25
 Banking Laws.............................................................   25
DESCRIPTION OF CAPITAL STOCK..............................................   26
CUSTODIAN AND TRANSFER AGENT..............................................   26
YIELD INFORMATION.........................................................   26
MISCELLANEOUS.............................................................   27
INSTRUCTIONS FOR NEW ACCOUNT APPLICATION..................................   28

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDI-TIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OF-FERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REP-RESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANIES OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANIES OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

USTMMP196

    [THE LOGO OF EXCELSIOR FUNDS, INC. TAX-EXEMPT FUNDS INC. APPEARS HERE]

                          Tax-Exempt Funds Inc.

                                  MONEY FUND
                            GOVERNMENT MONEY FUND
                             TREASURY MONEY FUND

                          TAX-EXEMPT MONEY FUND


                                   Prospectus
                                 August 1, 1995

                      (as revised on January 1, 1996)

GINTEL                     EXCELSIOR FUNDS, INC.        [THE LOGO OF EXCELSIOR
                     EXCELSIOR TAX-EXEMPT FUNDS, INC.  FUNDS, INC. AND EXCELSIOR
                     MANAGEMENT INVESTMENT COMPANIES     TAX-EXEMPT FUNDS, INC.
                    AVAILABLE THROUGH THE GINTEL GROUP       APPEARS HERE]

Management Investment Companies
-------------------------------------------------------------------------------
Money Fund                        For purchase or account information, call
Government Money Fund             (800) 344-3092. For current prices and yield
Treasury Money Fund               information, call (800) 759-4171. (From
Tax-Exempt Money Fund             overseas, call (617) 482-9300.)


-------------------------------------------------------------------------------
This Prospectus describes the Money Fund, Government Money Fund and Treasury Money Fund, three separate diversified portfolios offered to investors by Ex-celsior Funds, Inc. ("Excelsior Fund") (formerly UST Master Funds, Inc.) and the Tax-Exempt Money Fund, a diversified portfolio offered by Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") (formerly UST Master Tax-Ex-empt Funds, Inc.). Excelsior Fund and Excelsior Tax-Exempt Fund (collectively the "Companies") are open-end, management investment companies. Each portfolio (individually, a "Fund" and collectively, the "Funds") has its own investment objective and policies:

 MONEY FUND'S investment objective is to seek as high a level of current in-come as is consistent with liquidity and stability of principal. The Fund will generally invest in money market instruments, including bank obligations, com-mercial paper and U.S. Government obligations.

 GOVERNMENT MONEY FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund will generally invest in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agree-ments collateralized by such obligations.

 TREASURY MONEY FUND'S investment objective is to seek current income with li-quidity and stability of principal. The Fund invests primarily in direct short-term obligations of the U.S. Treasury and certain agencies or instrumen-talities of the U.S. Government with a view toward providing interest income that is generally considered exempt from state and local income taxes. Under normal market conditions, at least 65% of the Fund's total assets will be in-vested in direct U.S. Treasury obligations. The Fund will not enter into re-purchase agreements.

 TAX-EXEMPT MONEY FUND'S investment objective is to seek a moderate level of current interest income exempt from Federal income taxes consistent with sta-bility of principal. The Tax-Exempt Money Fund will invest substantially all of its assets in high-quality short-term Municipal Securities.

 Each of the Funds is sponsored and distributed by Edgewood Services, Inc. and advised by United States Trust Company of New York ("Investment Adviser" or "U.S. Trust").

 This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. A Statement of Additional Information dated August 1, 1995 (as revised on January 1, 1996) and contain-ing additional information about the Funds has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available to investors without charge by writing to the address shown above or by calling (800) 446-1012. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in its en-tirety into this Prospectus.
SHARES IN THE FUNDS ("SHARES") ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, ITS PARENT OR AFFILIATES AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLI-GATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. THE FUNDS SEEK TO MAINTAIN THEIR NET ASSET VALUE PER SHARE AT $1.00 FOR PURPOSES OF PURCHASES AND REDEMPTIONS, ALTHOUGH THERE CAN BE NO ASSURANCE THAT THEY WILL DO SO ON A CONTINUOUS BASIS. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                August 1, 1995
                        (as revised on January 1, 1996)

                                EXPENSE SUMMARY

                                                 GOVERNMENT TREASURY TAX-EXEMPT
                                           MONEY   MONEY     MONEY     MONEY
                                           FUND     FUND      FUND      FUND
                                           ----- ---------- -------- ----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load on Purchases
 (as a percentage of offering price)...... None     None      None      None
Sales Load on Reinvested Dividends........ None     None      None      None
Deferred Sales Load....................... None     None      None      None
Redemption Fees/1/........................ None     None      None      None
Exchange Fees............................. None     None      None      None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees (after fee waivers)/2/...... .22%     .22%      .28%      .22%
12b-1 Fees................................ None     None      None      None
Other Operating Expenses
 Administrative Servicing Fee/2/.......... .03%     .03%      .02%      .03%
 Other Expenses........................... .24%     .25%      .25%      .24%
                                           ----     ----      ----      ----
Total Operating Expenses (after fee
 waivers)/2/.............................. .49%     .50%      .55%      .49%
                                           ====     ====      ====      ====

-------
1. The Funds' transfer agent imposes a direct $8.00 charge on each wire redemp-tion by noninstitutional (i.e. individual) investors which is not reflected in the expense ratios presented herein. Shareholder organizations may charge their customers transaction fees in connection with redemptions. See "Re-demption Procedures."
2. The Investment Adviser and Administrators may from time to time voluntarily waive part of their respective fees, which waivers may be terminated at any time. Until further notice, the Investment Adviser and/or Administrators in-tend to voluntarily waive fees in an amount equal to the Administrative Ser-vicing Fee. Without such fee waivers, "Advisory Fees" would be .25%, .25%, .30% and .25% and "Total Operating Expenses" would be .52%, .53%, .57% and .52% for the Money, Government Money, Treasury Money and Tax-Exempt Money Funds, respectively.

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption of your investment at the end of the following periods.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Money Fund......................................  $ 5     $16     $27     $62
Government Money Fund...........................    5      16      28      63
Treasury Money Fund.............................    6      18      31      69
Tax-Exempt Money Fund...........................    5      16      27      62

  The foregoing expense summary and example are intended to assist the investor in understanding the costs and expenses that an investor in Shares of the Funds will bear directly or indirectly. The expense summary sets forth advisory and other expenses payable with respect to Shares of the Funds for the fiscal year ended March 31, 1995. For more complete descriptions of the Funds' operating expenses, see "Management of the Funds" in this Prospectus and the financial statements and notes incorporated by reference in the Statement of Additional Information.

  THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LOWER THAN THOSE SHOWN IN THE EXPENSE SUMMARY AND EXAMPLE.

                              FINANCIAL HIGHLIGHTS

  The following tables include selected data for a Share outstanding throughout each period and other performance information derived from the financial state-ments included in Excelsior Fund's and Excelsior Tax-Exempt Fund's Annual Re-ports to Shareholders for the fiscal year ended March 31, 1995 (the "Financial Statements"). The information contained in the Financial Highlights for each period has been audited by Ernst & Young LLP, Excelsior Fund's and Excelsior Tax-Exempt Fund's independent auditors. The following tables should be read in conjunction with the Financial Statements and notes thereto. More information about the performance of each Fund is also contained in the Annual Report to Shareholders which may be obtained from Excelsior Fund and Excelsior Tax-Exempt Fund without charge by calling the number on the front cover of this Prospec-tus.

                                   MONEY FUND

                                                            YEAR ENDED MARCH 31,
                     ------------------------------------------------------------------------------------------------------------
                       1995       1994       1993       1992       1991       1990       1989       1988       1987      1986/1/
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 Beginning of
 Period..........    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income From
 Investment
 Operations
 Net Investment
  Income.........      0.04494    0.02780    0.03234    0.05165    0.07589    0.08454    0.07698    0.06260    0.06123    0.06824
 Net Gains or
  (Losses) on
  Securities
  (both realized
  and
  unrealized)....      0.00002    0.00000    0.00000    0.00017    0.00001    0.00000    0.00000    0.00000    0.00000    0.00000
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Total From
  Investment
  Operations.....      0.04496    0.02780    0.03234    0.05182    0.07590    0.08454    0.07698    0.06260    0.06123    0.06824
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less
 Distributions
 Dividends From
  Net Investment
  Income.........     (0.04496)  (0.02780)  (0.03234)  (0.05165)  (0.07589)  (0.08454)  (0.07698)  (0.06260)  (0.06123)  (0.06824)
 Distributions
  From Net
  Realized Gain
  on Investments.      0.00000    0.00000    0.00000   (0.00019)   0.00000    0.00000    0.00000    0.00000   (0.00001)   0.00000
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Total
  Distributions..     (0.04496)  (0.02780)  (0.03234)  (0.05184)  (0.07589)  (0.08454)  (0.07698)  (0.06260)  (0.06124)  (0.06905)
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 End of Period...    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                     =========  =========  =========  =========  =========  =========  =========  =========  =========  =========
Total Return.....        4.59%      2.82%      3.25%      5.19%      7.64%      8.71%      7.76%      6.28%      6.30%      7.04%
Ratios/Supplemental
 Data
 Net Assets, End
  of Period
  (in millions)..    $  824.58  $  736.08  $  784.02  $  574.27  $  471.32  $  432.37  $  369.69  $  321.27  $  373.38  $  174.21
 Ratio of Net
  Operating
  Expenses to
  Average Net
  Assets.........        0.49%      0.51%      0.51%      0.51%      0.52%      0.55%      0.56%      0.55%      0.56%      0.60%/2/
 Ratio of Gross
  Operating
  Expenses to
  Average Net
  Assets.........        0.52%      0.51%      0.51%      0.51%      0.52%      0.55%      0.56%      0.55%      0.56%      0.74%/2/
 Ratio of Net
  Income to
  Average Net
  Assets.........        4.49%      2.78%      3.21%      5.11%      7.56%      8.42%      7.71%      6.25%      6.05%      7.41%/2/

-------
1.Inception date of the Fund was May 3, 1985.
2. Annualized.

                             GOVERNMENT MONEY FUND

                                                            YEAR ENDED MARCH 31,
                     ------------------------------------------------------------------------------------------------------------
                       1995       1994       1993       1992       1991       1990       1989       1988       1987      1986/1/
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 Beginning of
 Period..........    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income From
 Investment
 Operations
 Net Investment
  Income.........      0.04397    0.02736    0.03205    0.05069    0.07379    0.08379    0.07498    0.06111    0.05941    0.06560
 Net Gains or
  (Losses) on
  Securities
  (both realized
  and
  unrealized)....      0.00000    0.00000    0.00000    0.00002    0.00008    0.00000    0.00000   (0.00002)   0.00000    0.00000
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Total From
  Investment
  Operations.....      0.04397    0.02736    0.03205    0.05071    0.07387    0.08379    0.07498    0.06109    0.05941    0.06560
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less
 Distributions
 Dividends From
  Net Investment
  Income.........     (0.04397)  (0.02736)  (0.03205)  (0.05069)  (0.07379)  (0.08379)  (0.07498)  (0.06111)  (0.05941)  (0.06560)
 Distributions
  From Net
  Realized Gain
  on Investments.      0.00000    0.00000    0.00000   (0.00005)  (0.00005)  (0.00001)   0.00000   (0.00023)  (0.00016)   0.00000
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Total
  Distributions..     (0.04397)  (0.02736)  (0.03205)  (0.05074)  (0.07384)  (0.08380)  (0.07498)  (0.06134)  (0.05957)  (0.06686)
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 End of Period...    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                     =========  =========  =========  =========  =========  =========  =========  =========  =========  =========
Total Return.....        4.49%      2.77%      3.20%      5.09%      7.31%      8.30%      7.49%      6.44%      6.11%      6.92%
Ratios/Supplemental
 Data
 Net Assets, End
  of Period
  (in millions)..    $  725.77  $1,034.94  $  710.49  $  740.69  $  700.22  $  392.02  $  241.13  $  198.32  $  191.51  $   63.16
 Ratio of Net
  Operating
  Expenses to
  Average Net
  Assets.........        0.50%      0.50%      0.50%      0.50%      0.50%      0.57%      0.57%      0.56%      0.56%      0.62%/2/
 Ratio of Gross
  Operating
  Expenses to
  Average Net
  Assets.........        0.53%      0.50%      0.50%      0.50%      0.50%      0.57%      0.57%      0.56%      0.56%   0.77%/2/
 Ratio of Net
  Income to
  Average Net
  Assets.........        4.38%      2.74%      3.20%      5.09%      7.31%      8.30%      7.49%      6.10%      5.81%      7.26%/2/

-------
NOTES:
1.Inception date of the Fund was May 8, 1985.
2.Annualized.

                             TAX-EXEMPT MONEY FUND

                                                            YEAR ENDED MARCH 31,
                     ------------------------------------------------------------------------------------------------------------
                       1995       1994       1993       1992       1991       1990       1989       1988       1987      1986/1/
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 Beginning of
 Period..........    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income From
 Investment
 Operations
 Net Investment
  Income.........      0.02825    0.01938    0.02395    0.03849    0.05292    0.05808    0.05348    0.04572    0.04233    0.04171
 Net Gains or
  (Losses) on
  Securities
  (both realized
  and
  unrealized)....      0.00000    0.00000    0.00000    0.00000   (0.00001)   0.00000    0.00000    0.00000    0.00000    0.00000
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Total From
  Investment
  Operations.....      0.02825    0.01938    0.02395    0.03849    0.05291    0.05808    0.05348    0.04572    0.04233    0.04171
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less
 Distributions
 Dividends From
  Net Investment
  Income.........     (0.02825)  (0.01938)  (0.02395)  (0.03849)  (0.05292)  (0.05808)  (0.05348)  (0.04572)  (0.04233)  (0.04171)
 Distributions
  From Net
  Realized Gain
  on Investments.      0.00000    0.00000    0.00000    0.00000    0.00000    0.00000    0.00000    0.00000    0.00000    0.00000
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Total
  Distributions..     (0.02825)  (0.01938)  (0.02395)  (0.03849)  (0.05292)  (0.05808)  (0.05348)  (0.04572)  (0.04233)  (0.04238)
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 End of Period...    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                     =========  =========  =========  =========  =========  =========  =========  =========  =========  =========
Total Return.....        2.86%      1.96%      2.42%      3.92%      5.42%      5.97%      5.48%      4.67%      4.32%      4.99%
Ratios/Supplemental
 Data
 Net Assets, End
  of Period
  (in millions)..    $  814.89  $  694.58  $  659.33  $  666.35  $  662.34  $  600.06  $  525.30  $  580.98  $  561.08  $  296.73
 Ratio of Net
  Operating
  Expenses to
  Average Net
  Assets.........        0.49%      0.52%      0.52%      0.52%      0.53%      0.55%      0.53%      0.52%      0.54%      0.64%/2/
 Ratio of Gross
  Operating
  Expenses to
  Average Net
  Assets.........        0.52%      0.52%      0.52%      0.52%      0.53%      0.55%      0.53%      0.52%      0.54%      0.75%/2/
 Ratio of Net
  Income to
  Average Net
  Assets.........        2.85%      1.94%      2.39%      3.84%      5.28%      5.79%      5.33%      4.58%      4.18%      5.28%/2/

-------
NOTES:
1. Inception date of the Fund was May 24, 1985.
2. Annualized.

                              TREASURY MONEY FUND

                                        YEAR ENDED MARCH 31,
                          -----------------------------------------------------
                            1995       1994       1993       1992      1991/1/
                          ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 Beginning of Period....  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                          ---------  ---------  ---------  ---------  ---------
Income From Investment
 Operations
  Net Investment Income.    0.04165    0.02590    0.02987    0.04731    0.00782
  Net Gains or (Losses)
   on Securities
   (both realized and
   unrealized)..........    0.00000    0.00000    0.00000    0.00036    0.00001
                          ---------  ---------  ---------  ---------  ---------
  Total From Investment
   Operations...........    0.04165    0.02590    0.02987    0.04767    0.00783
                          ---------  ---------  ---------  ---------  ---------
Less Distributions
  Dividends From Net
   Investment Income....   (0.04165)  (0.02590)  (0.02987)  (0.04731)  (0.00782)
  Distributions From Net
   Realized Gain on
   Investments..........    0.00000    0.00000   (0.00030)  (0.00011)   0.00000
                          ---------  ---------  ---------  ---------  ---------
  Total Distributions...   (0.04165)  (0.02590)  (0.03017)  (0.04742)  (0.00782)
                          ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of
 Period.................  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                          =========  =========  =========  =========  =========
Total Return............      4.25%      2.62%      3.06%      4.85%      0.78%
Ratios/Supplemental Data
  Net Assets, End of
   Period (in millions).  $  196.93  $  254.68  $  227.79  $  172.29  $  110.37
  Ratio of Net Operating
   Expenses to Average
   Net Assets...........      0.55%      0.58%      0.58%      0.52%      0.09%/2/
  Ratio of Gross
   Operating Expenses to
   Average Net Assets...      0.57%      0.58%      0.58%      0.57%      0.60%/2/
  Ratio of Net Income to
   Average Net Assets...      4.09%      2.59%      2.97%      4.60%      5.98%/2/

-------
NOTES:
1. Inception date of the Fund was February 13, 1991.
2. Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

 The Investment Adviser uses its best efforts to achieve the investment objec-tive of each Fund, although its achievement cannot be assured. The investment objective of each Fund may not be changed without a vote of the holders of a majority of the particular Fund's outstanding Shares (as defined under "Miscel-laneous"). Except as noted below in "Investment Limitations," the investment policies of each Fund may be changed without a vote of the holders of a major-ity of the outstanding Shares of such Fund.

 Each Fund uses the amortized cost method to value securities in its portfolio and has a dollar-weighted average portfolio maturity not exceeding 90 days.

MONEY FUND

 The Money Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund will generally invest in money market instruments, such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable and float-ing rate instruments) and corporate bonds with remaining maturities of 13 months or less, as well as obligations issued or guaranteed by the U.S. Govern-ment, its agencies or instrumentalities and repurchase agreements collateral-ized by such obligations. Additional information about the Fund's policies and portfolio instruments is set forth below under "Portfolio Instruments and Other Investment Information."

GOVERNMENT MONEY FUND

 The Government Money Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund will invest in obligations with remaining maturities of 13 months or less issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations. See "Portfolio Instruments and Other Investment Information" for information on other portfo-lio instruments in which the Fund may invest.

TREASURY MONEY FUND

 The Treasury Money Fund's investment objective is to seek current income with liquidity and stability of principal. The Fund invests primarily in direct ob-ligations of the U.S. Treasury with remaining maturities of 13 months or less, such as Treasury bills and notes. Under normal market conditions, the Fund will invest at least 65% of its total assets in direct U.S. Treasury obligations. The Fund may also from time to time invest in obligations with remaining matu-rities of 13 months or less issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. Government, such as the Farm Credit System Financial Assistance Corporation, Federal Financing Bank, General Services Administration, Federal Home Loan Banks, Farm Credit System, Tennessee Valley Authority and the Student Loan Marketing Association. Income on direct investments in U.S. Treasury securities and obligations of the afore-mentioned agencies and instrumentalities is generally not subject to state and local income taxes by reason of Federal law. In addition, the Fund's dividends from income that is attributable to such investments will also be exempt in most states from state and local income taxes. Shareholders in a particular state should determine through consultation with their own tax advisors whether and to what extent dividends payable by the Treasury Money Fund from its in-vestments will be considered by the state to have retained exempt status, and whether the Fund's capital gain and other income, if any, when distributed will be subject to the state's income tax. See "Taxes--State and Local." The Trea-sury Money Fund will not enter into repurchase agreements.

TAX-EXEMPT MONEY FUND

 The Tax-Exempt Money Fund's investment objective is to seek a moderate level of current interest income exempt from Federal income taxes consistent with stability of principal. The Fund will invest substantially all of its assets in high-quality debt obligations exempt from Federal income tax issued by or on behalf of states, territories, and possessions of the United States, the Dis-trict of Columbia, and their authorities, agen-cies, instrumentalities, and political subdivisions ("Municipal Securities"). Portfolio securities in the Fund will generally have remaining maturities of not more than 13 months. (See "Portfolio Instruments and Other Investment In-formation.")

 The Tax-Exempt Money Fund is designed for investors in relatively high tax brackets who are seeking a moderate amount of tax-free income with stability of principal and less price volatility than would normally be associated with in-termediate-term and long-term Municipal Securities.

 The Tax-Exempt Money Fund invests in Municipal Securities which are determined by the Investment Adviser to present minimal credit risks. As a matter of fun-damental policy, except during temporary defensive periods, the Fund will main-tain at least 80% of its assets in tax-exempt obligations. (This policy may not be changed with respect to the Fund without the vote of the holders of a major-ity of its outstanding Shares). However, from time to time on a temporary de-fensive basis due to market conditions, the Tax-Exempt Money Fund may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Should the Fund invest in taxable obligations, it would purchase: (i) obligations of the U.S. Treasury; (ii) obligations of agencies and instrumentalities of the U.S. Government; (iii) money market instruments such as certificates of depos-it, commercial paper, and bankers' acceptances; (iv) repurchase agreements col-lateralized by U.S. Government obligations or other money market instruments; or (v) securities issued by other investment companies that invest in high-quality, short-term securities.

 The Tax-Exempt Money Fund may also invest from time to time in "private activ-ity bonds" (see "Types of Municipal Securities" below), the interest on which is treated as a specific tax preference item under the Federal alternative min-imum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of the Fund's total assets when added together with any taxable investments by the Fund.

 Although the Tax-Exempt Money Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securi-ties the interest on which is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by the Investment Adviser. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the pe-culiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

             PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION

GOVERNMENT OBLIGATIONS

 Government obligations acquired by the Money, Government Money, Treasury Money and Tax-Exempt Money Funds include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Such investments may include obligations issued by the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, the General Services Administration, Federal Home Loan Banks, the Tennessee Valley Authority and the Student Loan Marketing Asso-ciation. Obligations of certain agencies and instrumentalities of the U.S. Gov-ernment are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would pro-vide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Obligations of such instrumentalities will be purchased only when the Investment Adviser believes that the credit risk with respect to the instrumentality is minimal.

 Securities issued or guaranteed by the U.S. Government have historically in-volved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of a Fund.

 As stated above, the Treasury Money Fund will purchase primarily direct obli-gations of the U.S. Treasury and obligations of those agencies or instrumen-talities of the U.S. Government interest income from which is generally not subject to state and local income taxes.

MONEY MARKET INSTRUMENTS

 "Money market instruments" that may be purchased by the Money, Government Money, and Tax-Exempt Money Funds in accordance with their investment objec-tives and policies stated above include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

 Bank obligations include bankers' acceptances, negotiable certificates of de-posit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of FDIC. Bank obligations acquired by the Money Fund may also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of pur-chase. Investments in bank obligations of foreign branches of domestic finan-cial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of the Fund's total assets may be invested in any one branch, and that no more than 20% of the Fund's total assets at the time of purchase may be invested in the aggregate in such obligations. Investments in non-negotiable time deposits are limited to no more than 5% of the value of a Fund's total assets at time of purchase, and are further subject to the overall 10% limit on illiquid securities.

 Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject the Money Fund to additional investment risks, including future political and economic developments, the possible im-position of withholding taxes on interest income, possible seizure or nation-alization of foreign deposits, the possible establishment of exchange con-trols, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different ac-counting, auditing, reporting, and recordkeeping standards than those applica-ble to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Investment Adviser believes that the credit risk with respect to the instrument is minimal.

VARIABLE AND FLOATING RATE INSTRUMENTS

 Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instru-ment purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument. While the Funds will in general invest only in securities that mature within 13 months of date of purchase, they may invest in variable and floating rate instruments which have nominal ma-turities in excess of 13 months if such instruments have demand features that comply with conditions established by the Securities and Exchange Commission ("SEC") (see "Additional Information on Portfolio Instruments--Variable and Floating Rate Instruments" in the Statement of Additional Information).

 Some of the instruments purchased by the Government Money and Treasury Money Funds may also be issued as variable and floating rate instruments. However, since they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, they may have a more active secondary market.

QUALITY OF INVESTMENTS

 The Funds may only invest in: (i) securities in the two highest rating cate-gories of an NRSRO, provided that if they are rated by more than one Nation-ally Recognized Statistical Rating Organization ("NRSRO"), at least one other NRSRO rates them in one of its two highest categories; and (ii) unrated secu-rities determined to be of comparable quality at the time of purchase (collec-tively, "Eligible Securities"). Except for the Tax-Exempt Money Fund, a Fund may not invest more than 5% of its assets in Eligible Securities that are not "First Tier Securities" (as defined below under "Diversification Require-ments"). The rating symbols of the NRSROs which the Fund may use are de-scribed in the Appendix to the Statement of Additional Information.

REPURCHASE AGREEMENTS

 The Money, Government Money and Tax-Exempt Money Funds may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). A Fund will en-ter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Investment Adviser, pursuant to guidelines established by the Boards of Directors. No Fund will enter into repurchase agreements with the Investment Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be consid-ered illiquid securities and will be subject to the 10% limit applicable to such securities (see "Investment Limitations" in the Statement of Additional Information).

 The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the dispo-sition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Income on the repurchase agreements will be taxable.

SECURITIES LENDING

 To increase return on their portfolio securities, the Money Fund and Govern-ment Money Fund may lend their portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of these Funds, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collat-eral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Investment Adviser to be of good standing and when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

INVESTMENT COMPANY SECURITIES

 In connection with the management of their daily cash positions, the Funds may invest in securities issued by other investment companies which invest in high-quality, short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The Tax-Exempt Money Fund will invest in securities of investment companies only if such com-panies invest primarily in high-quality, short-term Municipal Securities. The Government Money and Treasury Money Funds intend to limit their acquisition of shares of other investment companies to those companies which are themselves permitted to invest only in securities which may be acquired by the respective Funds. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). Each Fund currently intends to limit its investments so that, as deter-mined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one in-vestment company will be owned by the Fund. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own opera-tions, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other ex-penses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be du-plicative. Any change by the Funds in the future with respect to their poli-cies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

TYPES OF MUNICIPAL SECURITIES

 The two principal classifications of Municipal Securities which may be held by the Tax-Exempt Money Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the pro-ceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity obligations are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity revenue obli-gations is usually directly related to the credit standing of the corporate user of the facility involved.

 The Tax-Exempt Money Fund's portfolio may also include "moral obligation" se-curities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restora-tion of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Fund.

 The Tax-Exempt Money Fund may also purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Securities. In general, such "stripped" Municipal Securities are offered at a substantial discount in relation to the principal and/or interest payments which the holders of the receipt will receive. To the extent that such discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Security, such yield will be exempt from Federal income tax for such investor to the same extent as interest on the underlying Municipal Security. The Tax-Exempt Money Fund intends to purchase custodial receipts and "stripped" Municipal Securities only when the yield thereon will be, as described above, exempt from Federal income tax to the same extent as interest on the underlying Municipal Securities. "Stripped" Municipal Securi-ties are considered illiquid securities subject to the Fund's 10% restriction on investments in illiquid securities.

WHEN-ISSUED AND FORWARD TRANSACTIONS AND STAND-BY COMMITMENTS

 The Funds may purchase eligible securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis. These trans-actions involve a commitment by a Fund to purchase or sell particular securi-ties with payment and delivery taking place in the future beyond the normal settlement date at a stated price and yield. Securities purchased on a "for-ward commitment" or "when-issued" basis are recorded as an asset and are sub-ject to changes in value based upon changes in the general level of interest rates. Absent unusual market conditions, "forward commitments" and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets, and the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases or "forward commitments" for spec-ulative purposes, but only in furtherance of their investment objectives.

 In addition, the Tax-Exempt Money Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a "stand-by commit-ment," a dealer agrees to purchase at the Fund's option specified Municipal Securities at a specified price. The Tax-Exempt Money Fund will acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. "Stand-by com-mitments" acquired by the Tax-Exempt Money Fund would be valued at zero in de-termining the Fund's net asset value. Further information concerning "stand-by commitments" is contained in the Statement of Additional Information under "Additional Information on Portfolio Instruments."

ILLIQUID SECURITIES

 No fund will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Each Fund may purchase securities which are not registered under the Securities Act of 1933 (the "Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is deter-mined by the Investment Adviser, acting under guidelines approved and moni-tored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of il-liquidity in a Fund during any period that qualified institutional buyers be-come uninterested in purchasing these restricted securities.

DIVERSIFICATION REQUIREMENTS

 Each Fund other than the Tax-Exempt Money Fund will limit its purchases of any one issuer's securities (other than U.S. Government obligations and cus-tomary demand deposits) to 5% of the Fund's total assets, except that it may invest more than 5% (but no more than 25%) of its total assets in "First Tier Securities" of one issuer for a period of up to three business days. First Tier Securities include: (i) securities in the highest rating category by the only NRSRO rating them, (ii) securities in the highest rating category of at least two NRSROs, if more than one NRSRO has rated them, (iii) securities that have no short-term rating, but have been issued by an issuer that has other outstanding short-term obligations that have been rated in accordance with (i) or (ii) above and are comparable in priority and security to such securities, and (iv) certain unrated securities that have been determined to be of compa-rable quality to such securities. In addition, each Fund other than the Tax-Exempt Money Fund will limit its purchases of "Second Tier Securities" (Eligi-ble Securities that are not First Tier Securities) of one issuer to the greater of 1% of its total assets or $1 million.

                            INVESTMENT LIMITATIONS

 The investment limitations set forth below are matters of fundamental policy and may not be changed with respect to a Fund without the vote of the holders of a majority of the Fund's outstanding Shares (as defined under "Miscellane-ous").

 No Fund may:

  1. Purchase securities of any one issuer, other than U.S. Government obliga-tions, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation; and

  2. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in con-nection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to fa-cilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

 The Treasury Money Fund may not:

 Purchase securities other than obligations issued or guaranteed by the U.S. Treasury or an agency or instrumentality of the U.S. Government and securities issued by investment companies that invest in such obligations.

                                     * * *

 If a percentage limitation is satisfied at the time of investment, a later in-crease or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not constitute a violation of such limitation.

 In Investment Limitation No. 1 above: (a) a security is considered to be is-sued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user;
(b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) secu-rities issued or guaranteed by the United States Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

 The Funds are subject to additional investment limitations which are deemed matters of their fundamental policies and, as such, may not be changed without a requisite shareholder vote. Among such limitations are a prohibition on con-centrating investments in a particular industry or group of industries and a policy of limiting investments in illiquid securities to 10% of a Fund's as-sets. For a full description of the Funds' additional fundamental investment limitations, see the Statement of Additional Information.

                               PRICING OF SHARES

 The net asset value of each Fund is determined and the Shares of each Fund are priced for purchases and redemptions as of 1:00 p.m. (Eastern Time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value and pricing for each Fund are determined on each day the Exchange and the Investment Adviser are open for trading ("Business Day"). Currently, the holidays which the Funds observe are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Me-morial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiv-ing Day and Christmas. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to the Fund, by the number of its outstanding Shares. The assets in each Fund are valued by the Funds' administrators based upon the amortized cost method.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

 Shares in each Fund are continuously offered for sale by the Companies' spon-sor and distributor, Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors. The Distributor is a registered broker/dealer. Its principal business address is Clearing Operations, P.O. Box 897, Pittsburgh, PA 15230-0897.

PURCHASE OF SHARES

 Shares in each Fund are offered without any purchase or redemption charge im-posed by the Companies. The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

 Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Invest-ors, "Investors"). Shares may also be purchased by customers ("Customers") of the Investment Adviser, its affiliates and correspondent banks, and other in-stitutions ("Shareholder Organizations") that have entered into shareholder servicing agreements with one of the Companies. A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial own-ership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase orders for its Customers and to transmit, on a timely basis, payment for such orders to Chase Global Funds Service Company ("CGFSC"), the Funds' sub-transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases and redemptions will be sent by CGFSC to the particular Shareholder Organization. As an alternative, a Shareholder Organi-zation may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Cus-tomers' purchase and redemption orders with the Funds, CGFSC will send confir-mations of such transactions and periodic account statements directly to Cus-tomers. A Shareholder Organization may also elect to establish its Customers as record holders.

 The Companies enter into shareholder servicing agreements with Shareholder Organizations which agree to provide their Customers various shareholder ad-ministrative services with respect to their Shares (hereinafter referred to as "Service Organizations"). See "Management of the Funds--Service
Organizations."

 Customers wishing to purchase Shares through their Shareholder Organization should contact such entity directly for appropriate instructions. (For a list of Shareholder Organizations in your area, call (800) 446-1012.) An investor purchasing Shares through a registered investment adviser or certified finan-cial planner may incur transaction charges in connection with such purchases. Such investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may also purchase Shares directly in accordance with procedures described below under "Purchase Procedures."

PURCHASE PROCEDURES

General

 Direct Investors may purchase Shares by completing the Application for pur-chase of Shares accompanying this Prospectus and mailing it, together with a check payable to Excelsior Funds, to:

   Excelsior Funds
   c/o Chase Global Funds Service Company
   P.O. Box 2798
   Boston, MA 02208-2798

 Subsequent investments in an existing account in any Fund may be made at any time by sending to the above address a check payable to Excelsior Funds along with: (a) the detachable form that regularly accompanies the confirmation of a prior transaction; (b) a subsequent order form which may be obtained from CGFSC; or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Institu-tional Investors may purchase Shares by transmitting their purchase orders to CGFSC by telephone at (800) 446-1012 or by terminal access. Institutional In-vestors must pay for Shares with Federal funds or funds immediately available to CGFSC.

Purchases by Wire

 Investors may also purchase Shares by wiring Federal funds to CGFSC. Prior to making an initial investment by wire, an Investor must telephone CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280) for instructions. Federal funds and registration instructions should be wired through the Federal Reserve Sys-tem to:

   The Chase Manhattan Bank, N.A.
   ABA #021000021
   Excelsior Funds, Account No. 9102732915
   For further credit to:
   Excelsior Funds
   Wire Control Number
   Account Registration (including account number)

 Investors making initial investments by wire must promptly complete the Appli-cation accompanying this Prospectus and forward it to CGFSC. Redemptions by In-vestors will not be processed until the completed Application for purchase of Shares has been received by CGFSC and accepted by the Distributor. Investors making subsequent investments by wire should follow the above instructions.

Other Purchase Information

 Except as provided in "Investor Programs" below, the minimum initial invest-ment by an Investor or initial aggregate investment by a Shareholder Organiza-tion investing on behalf of its Customers is $500 per Fund. The minimum subse-quent investment for both types of investors is $50 per Fund. Customers may agree with a particular Shareholder Organization to make a minimum purchase with respect to their accounts. Depending upon the terms of the particular ac-count, Shareholder Organizations may charge a Customer's account fees for auto-matic investment and other cash management services provided. The Companies re-serve the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirements.

REDEMPTION PROCEDURES

 Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Funds in accordance with procedures gov-erning their accounts at the Shareholder Organizations. It is the responsibil-ity of the Shareholder Organizations to transmit redemption orders to CGFSC and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption orders for Institutional Investors must be transmitted to CGFSC by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemp-tion payments to Shareholder Organizations or Institutional Investors is im-posed by the Companies, although Shareholder Organizations may charge a Custom-er's account for wiring redemption proceeds. Information relating to such re-demption services and charges, if any, is available from the Shareholder Orga-nizations. An investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such investors should contact their registered investment ad-viser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their Shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC).

Redemption by Mail

 Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

   Excelsior Funds
   c/o Chase Global Funds Service Company
   P.O. Box 2798
   Boston, MA 02208-2798

 A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identifica-tion number, and (iii) be signed by each registered owner exactly as the Shares are registered. If the Shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or accompanied by a duly exe-cuted stock power) and must be submitted to CGFSC together with the redemption request. A redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from an eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered secu-rities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Me-dallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Sig-nature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 446-1012 or at the ad-dress given above. CGFSC may require additional supporting documents for re-demptions made by corporations, executors, administrators, trustees and guardi-ans. A redemption request will not be deemed to be properly received until CGFSC receives all required documents in proper form. Payment for Shares re-deemed will ordinarily be made by mail within five Business Days after proper receipt by CGFSC of the redemption request. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280).

Redemption by Wire or Telephone

 Direct Investors who have so indicated on the Application, or have subse-quently arranged in writing to do so, may redeem Shares by instructing CGFSC by wire or telephone to wire the redemption proceeds directly to the Direct In-vestor's account at any commercial bank in the United States. Direct Investors who are shareholders of record may also redeem Shares by instructing CGFSC by telephone to mail a check for redemption proceeds of $500 or more to the share-holder of record at his or her address of record. Institutional Investors may also have their Shares redeemed by wire by instructing CGFSC by telephone at
(800) 446-1012 or by terminal access. Only redemptions of $500 or more will be wired to a Direct Investor's account. An $8.00 fee for each wire redemption by a Direct Investor is deducted by CGFSC from the proceeds of the redemption. The redemption proceeds for Direct Investors must be paid to the same bank and ac-count as designated on the Application or in written instructions subsequently received by CGFSC.

 Investors may request that Shares be redeemed and redemption proceeds wired on the same day if telephone redemption instructions are received by 1:00 p.m. (Eastern Time) on the day of redemption. Shares redeemed and wired on the same day will not receive the dividend declared on the day of redemption. Redemption requests made after 1:00 p.m. (Eastern Time) will receive the dividend declared on the day of redemption, and redemption proceeds will be wired the following Business Day. To request redemption of Shares by wire, Direct Investors should call CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280).

 In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, a Direct Investor must send a written request to the Companies, c/o CGFSC, at the address listed above under "Redemption by Mail." Such request must be signed by the Direct Investor, with signature guaranteed (see "Redemp-tion by Mail" above, for details regarding signature guarantees). Further doc-umentation may be requested.

 CGFSC and the Distributor reserve the right to refuse a wire or telephone re-demption if it is believed advisable to do so. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by the Compa-nies, CGFSC or the Distributor. THE COMPANIES, CGFSC AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELE-PHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, THE COMPANIES WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE IN-STRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

 During periods of substantial economic or market change, telephone redemp-tions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted above under "How to Purchase and Redeem Shares-- Redemption by Mail."

Redemption by Check

 Except as described in "Investor Programs" below, Direct Investors in the Funds may redeem Shares, without charge, by check drawn on the Direct Invest-or's particular Fund account. Checks may be made payable to the order of any person or organization designated by the Direct Investor and must be for amounts of $500 or more. Direct Investors will continue to earn dividends on the Shares to be redeemed until the check clears at United States Trust Com-pany of New York.

 Checks are supplied free of charge, and additional checks are sent to Direct Investors upon request. Checks will be sent only to the registered owner at the address of record. Direct Investors who want the option of redeeming Shares by check must indicate this in the Application for purchase of Shares and must submit a signature card with signatures guaranteed with such Applica-tion. The signature card is included in the Application for the purchase of Shares contained in this Prospectus. In order to arrange for redemption by check after an account has been opened, a written request must be sent to the Companies, c/o CGFSC, at the address listed above under "Redemption by Mail" and must be accompanied by a signature card with signatures guaranteed (see "Redemption by Mail" above, for details regarding signature guarantees).

 Stop payment instructions with respect to checks may be given to the Compa-nies by calling (800) 446-1012 (from overseas, call (617) 557-8280). If there are insufficient Shares in the Direct Investor's account with the Fund to cover the amount of the redemption check, the check will be returned marked "insufficient funds," and CGFSC will charge a fee of $25.00 to the account. Checks may not be used to close an account.

 If any portion of the Shares to be redeemed represents an investment made by personal check, the Companies and CGFSC reserve the right not to honor the re-demption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations which may take up to 15 days. A Direct Investor who anticipates the need for more immediate access to his or her investment should purchase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a Direct Investor's purchase check is not collected, the purchase will be cancelled and CGFSC will charge a fee of $25.00 to the Direct Investor's account.

Other Redemption Information

 Except as provided in "Investor Programs" below, Investors may be required to redeem Shares in a Fund upon 60 days' written notice if due to investor re-demptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Share-holder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

 The Companies may also redeem Shares involuntarily or make payment for re-demption in securities if it appears appropriate to do so in light of the Com-panies' responsibilities under the Investment Company Act of 1940.

EFFECTIVE TIME OF PURCHASES AND REDEMPTIONS

 Purchase orders for Shares which are received and accepted no later than 1:00 p.m. (Eastern Time) on any Business Day will be effective as of 1:00 p.m. and will receive the dividend declared on the day of purchase as long as CGFSC re-ceives payment in Federal funds prior to the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern Time). Purchase orders received and accepted after 1:00 p.m. (Eastern Time) and prior to 4:00 p.m. (Eastern Time), on any Business Day for which payment in Federal funds has been received by 4:00 p.m. (Eastern Time), will be effective as of 4:00 p.m., and will begin receiving dividends the following day. Purchase orders for Shares made by Di-rect Investors are not effective until the amount to be invested has been con-verted to Federal funds. In those cases in which a Direct Investor pays for Shares by check, Federal funds will generally become available two Business Days after a purchase order is received. In certain circumstances, the Compa-nies may not require that amounts invested by Shareholder Organizations on be-half of their Customers or by Institutional Investors be converted into Fed-eral funds. Redemption orders are executed at the net asset value per Share next determined after receipt of the order.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

 Investors and Customers of Shareholder Organizations may, after appropriate prior authorization and without an exchange fee imposed by the Companies, ex-change Shares in a Fund having a value of at least $500 for shares of the same series of any other portfolio offered by the Companies, provided that such other shares may legally be sold in the state of the Investor's residence.

 Excelsior Fund currently offers, in addition to the Money Fund, Government Money Fund and Treasury Money Fund, Service Shares in 17 diversified portfo-lios:

  Short-Term Government Securities Fund, a fund seeking a high level of cur-rent income by investing principally in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agree-ments collateralized by such obligations, and having a dollar-weighted aver-age portfolio maturity of 1 to 3 years;

  Intermediate-Term Managed Income Fund, a fund seeking a high level of cur-rent interest income by investing principally in investment grade or better debt obligations and money market instruments, and having a dollar-weighted average portfolio maturity of 3 to 10 years;

  Managed Income Fund, a fund seeking higher current income through invest-ments in investment grade debt obligations, U.S. Government obligations and money market instruments;

  Equity Fund, a fund seeking primarily long-term capital appreciation through investments in a diversified portfolio of primarily equity securities;

  Income and Growth Fund, a fund investing substantially in equity securities in seeking to provide moderate current income and to achieve capital appreci-ation as a secondary objective;

  Long-Term Supply of Energy Fund, a fund seeking long-term capital apprecia-tion by investing in companies benefitting from the availability, develop-ment and delivery of secure hydrocarbon and other energy sources;

  Productivity Enhancers Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their roles as innovators, devel-opers and suppliers of goods and services which enhance service and manufac-turing productivity or companies that are most effective at obtaining and ap-plying productivity enhancement developments;

  Environmentally-Related Products and Services Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their provi-sion of products, technologies and services related to conservation, protec-tion and restoration of the environment;

  Aging of America Fund, a fund seeking long-term capital appreciation by in-vesting in companies benefitting from the changes occurring in the demo-graphic structure of the U.S. population, particularly of its growing popula-tion of individuals over the age of 40;

  Communication and Entertainment Fund, a fund seeking long-term capital ap-preciation by investing in companies benefitting from the technological and international transformation of the communications and entertainment indus-tries, particularly the convergence of information, communication and enter-tainment media;

  Business and Industrial Restructuring Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their restructuring or redeployment of assets and operations in order to become more competitive or profitable;

  Global Competitors Fund, a fund seeking long-term capital appreciation by investing in U.S.-based companies benefitting from their position as effec-tive and strong competitors on a global basis;

  Early Life Cycle Fund, a fund seeking long-term capital appreciation by in-vesting in smaller companies in the earlier stages of their development or larger or more mature companies engaged in new and higher growth potential operations;

  International Fund, a fund seeking total return derived primarily from in-vestments in foreign equity securities;

  Emerging Americas Fund, a fund seeking long-term capital appreciation through investments in companies and securities of governments based in all countries in the Western Hemisphere, except the U.S.;

  Pacific/Asia Fund, a fund seeking long-term capital appreciation through in-vestments in companies and securities of governments based in Asia and on the Asian side of the Pacific Ocean; and

  Pan European Fund, a fund seeking long-term capital appreciation through in-vestments in companies and securities of governments located in Europe.

  Excelsior Tax-Exempt Fund currently offers, in addition to the Tax-Exempt Money Fund, 4 other portfolios:

  Short-Term Tax-Exempt Securities Fund, a diversified fund seeking a high level of current interest income exempt from Federal income taxes through in-vestments in municipal obligations and having a dollar-weighted average port-folio maturity of 1 to 3 years;

  Intermediate-Term Tax-Exempt Fund, a diversified fund seeking a high level of current income exempt from Federal income taxes through investments in mu-nicipal obligations and having a dollar-weighted average portfolio maturity of three to ten years;

  Long-Term Tax-Exempt Fund, a diversified fund attempting to maximize over time current income exempt from Federal income taxes, investing primarily in municipal obligations and having a dollar-weighted average portfolio maturity of 10 to 30 years; and

  New York Intermediate-Term Tax-Exempt Fund, a non-diversified fund designed to provide New York investors with a high level of current income exempt from Federal and, to the extent possible, New York state and New York City income taxes; this fund invests primarily in New York municipal obligations and has a dollar-weighted average portfolio maturity of three to ten years.

 An exchange involves a redemption of all or a portion of the Shares in a Fund and the investment of the redemption proceeds in shares of another portfolio of the Companies. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined after the exchange request is re-ceived. The Service Shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares (plus any applicable sales load) next determined after acceptance of the exchange request.

 Investors may find the exchange privilege useful if their investment objec-tives or market outlook should change after they invest in a Fund. For further information regarding exchange privileges, shareholders should call (800) 446-1012 (from overseas, call (617) 557-8280). Investors exercising the exchange privilege with the other portfolios of the Companies should request and review the prospectuses of such funds. Such prospectuses may be obtained by calling the numbers listed above. In order to prevent abuse of this privilege to the disadvantage of other shareholders, Excelsior Fund and Excelsior Tax-Exempt Fund reserve the right to limit the number of exchange requests of Investors and Customers of Shareholder Organizations to no more than six per year. The Companies may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request in the amount exceeding $100,000. THE COMPANIES, CGFSC AND THE DISTRIBUTOR ARE NOT RESPONSIBLE FOR THE AUTHENTICITY OF EXCHANGE REQUESTS RECEIVED BY TELE-PHONE THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, THE COMPANIES WILL USE SUCH PROCE-DURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

SYSTEMATIC WITHDRAWAL PLAN

 An Investor who owns Shares of a Fund with a value of $10,000 or more may es-tablish a Systematic Withdrawal Plan. The Investor may request a declining-balance withdrawal, a fixed-dollar withdrawal, a fixed-share withdrawal, or a fixed-percentage withdrawal (based on the current value of Shares in the ac-count) on a monthly, quarterly, semi-annual or annual basis. To initiate the Systematic Withdrawal Plan, an investor must complete the Supplemental Appli-cation contained in this Prospectus and mail it to CGFSC at the address given above. Further information on establishing a Systematic Withdrawal Plan may be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280).

 Shareholder Organizations may, at their discretion, establish similar system-atic withdrawal plans with respect to the Shares held by their Customers. In-formation about such plans and the applicable procedures may be obtained by Customers directly from their institutions.

RETIREMENT PLANS

 Shares are available for purchase by Investors in connection with the follow-ing tax-deferred prototype retirement plans offered by United States Trust Company of New York:

   IRAs (including "rollovers" from existing retirement plans) for individu-als and their spouses;

   Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

   Keogh Plans for self-employed individuals.

 Investors investing in the Funds pursuant to Profit Sharing and Money-Pur-chase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be ob-tained by calling (800) 446-1012 (from overseas, call (617) 557-8280). Custom-ers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

AUTOMATIC INVESTMENT PROGRAM

 The Automatic Investment Program permits Investors to purchase Shares (mini-mum of $50 per Fund per transaction) at regular intervals selected by the In-vestor. The minimum initial investment for an Automatic Investment Program ac-count is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, Shares are purchased by transferring funds from an In-vestor's checking, bank money market or NOW account designated by the Invest-or. At the Investor's option, the account designated will be debited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

 To establish an Automatic Investment account, an Investor must complete the Supplemental Application contained in this Prospectus and mail it to CGFSC. An Investor may cancel his participation in this Program or change the amount of purchase at any time by mailing written notification to CGFSC, P.O. Box 2798, Boston, MA 02208-2798 and notification will be effective three Business Days following receipt. The Companies may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated.

                          DIVIDENDS AND DISTRIBUTIONS

 The net investment income of the Funds is declared daily as a dividend to the persons who are shareholders of the respective Funds immediately after the 1:00 p.m. pricing of Shares on the day of declaration. All such dividends are paid within ten days after the end of each month or within seven days after the redemption of all of a shareholder's Shares of a Fund. For dividend pur-poses, a Fund's investment income is reduced by accrued expenses directly at-tributable to that Fund and the general expenses of the Companies prorated to that Fund on the basis of its relative net assets. Net realized capital gains, if any, are distributed at least annually.

 All dividends and distributions paid on Shares held of record by the Invest-ment Adviser and its affiliates or correspondent banks will be paid in cash. Direct and Institutional Investors and Customers of other Shareholder Organi-zations will receive dividends and distributions in additional Shares of the Fund on which the dividend is paid or the distribution made (as determined on the payable date), unless they have requested in writing (received by CGFSC at the Companies' address prior to the payment date) to receive dividends and distributions in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

                                     TAXES

FEDERAL

 Each of the Funds qualified for its last taxable year as a "regulated invest-ment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund expects to so qualify in future years. Such qualification generally relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

 Qualification as a regulated investment company under the Code requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its exempt-interest income (if any) net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its tax-able income (including interest) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The taxable Funds intend to distribute substan-tially all of their investment company taxable income each year. Such dividends will be taxable as ordinary income to Fund shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional Shares. (Federal income taxes for distributions to IRAs and qualifying pension plans are deferred under the Code.) Because all of each Fund's net investment income is expected to be derived from earned inter-est, it is anticipated that no part of any distributions will be eligible for the dividends received deduction for corporations.

 Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the fol-lowing year.

 The Tax-Exempt Money Fund: The Tax-Exempt Money Fund's policy is to pay divi-dends each year equal to at least the sum of 90% of its net exempt-interest in-come and 90% of its investment company taxable income, if any. Dividends de-rived from exempt-interest income ("exempt-interest dividends") may be treated by the Fund's shareholders as items of interest excludable from their gross in-come under Section 103(a) of the Code, unless, under the circumstances applica-ble to the particular shareholder, exclusion would be disallowed. (See State-ment of Additional Information under "Additional Information Concerning Tax-es.")

 If the Tax-Exempt Money Fund should hold certain "private activity bonds" is-sued after August 7, 1986, the portion of dividends paid by the Fund which is attributable to interest on such bonds must be included in a shareholder's Fed-eral alternative minimum taxable income, as an item of tax preference, for the purpose of determining liability (if any) for the 26% to 28% alternative mini-mum tax for individuals and the 20% alternative minimum tax and the environmen-tal tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2 million. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the tax-ability of such benefits.

 Dividends payable by the Tax-Exempt Money Fund which are derived from taxable income or from long-term or short-term capital gains will be subject to Federal income tax, whether such dividends are paid in the form of cash or additional Shares.

 If a shareholder holds Shares of the Tax-Exempt Money Fund for six months or less and during that time receives an exempt-interest dividend on those Shares, any loss recognized on the sale or exchange of those Shares will be disallowed to the extent of the exempt-interest dividend.

STATE AND LOCAL

 The Treasury Money Fund is structured to provide shareholders, to the extent permissible by Federal and state law, with income that is exempt or excluded from taxation at the state and local level. Most states--by statute, judicial decision or administrative action--have taken the position that dividends of a regulated investment company such as the Treasury Money Fund that are attribut-able to interest on obligations of the U.S. Treasury and certain U.S. Govern-ment agencies and instrumentalities (including those authorized for purchase by the Fund) are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. As a result, substan-tially all dividends paid by the Treasury Money Fund to shareholders residing in those states will be exempt or excluded from state income tax.

 Nevertheless in some jurisdictions, exempt-interest dividends and other dis-tributions paid by the Tax-Exempt Money Fund may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions is derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

MISCELLANEOUS

 The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situa-tions. Shareholders will be advised annually as to the Federal income tax con-sequences of distributions made each year.

                            MANAGEMENT OF THE FUNDS

 The business and affairs of the Funds are managed under the direction of the Companies' Boards of Directors. The Statement of Additional Information con-tains the names of and general background information concerning the Compa-nies' directors.

INVESTMENT ADVISER

 United States Trust Company of New York serves as the Investment Adviser to each Fund. U.S. Trust is a state-chartered bank and trust company. The Invest-ment Adviser provides trust and banking services to individuals, corporations, and institutions both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. The Investment Adviser is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clear-ing House Association.

 On December 31, 1994, the Investment Adviser's Asset Management Group had ap-proximately $33 billion in assets under management. The Investment Adviser, which has its principal offices at 114 W. 47th Street, New York, New York 10036, is a subsidiary of U.S. Trust Corporation, a registered bank holding company.

 The Investment Adviser manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains records relating to such purchases and sales. For the services pro-vided and expenses assumed pursuant to its Investment Advisory Agreements, the Investment Adviser is entitled to a fee, computed daily and paid monthly, at the annual rate of .25% of the average daily net assets of each of the Money, Government Money and Tax-Exempt Money Funds. For the services provided and ex-penses assumed with respect to the Treasury Money Fund, the Investment Adviser is entitled to a fee, computed daily and paid monthly, at the annual rate of
 .30% of the Fund's average daily net assets. For the fiscal year ended March 31, 1995, the Investment Adviser received an advisory fee at the effective an-nual rates of .22%, .22%, .22% and .28% of the average daily net assets of the Money, Government Money, Tax-Exempt Money and Treasury Money Funds, respec-tively. For the same period, the Investment Adviser waived advisory fees at the effective annual rate of .03%, .03%, .03% and .02% of the average daily net assets of the Money, Government Money, Tax-Exempt Money and Treasury Money Fund, respectively.

  From time to time, the Investment Adviser may waive (either voluntarily or pursuant to applicable state expense limitations) all or a portion of the ad-visory fees payable to it by a Fund, which waiver may be terminated at any time. See "Management of the Funds--Service Organizations" for additional in-formation on fee waivers.

ADMINISTRATORS

 CGFSC, Federated Administrative Services and U.S. Trust serve as the Funds' administrators (the "Admin-istrators") and provide them with general administrative and operational as-sistance. The Administrators also serve as administrators of the other portfo-lios of the Companies and of Excelsior Institutional Trust, which are also ad-vised by the Investment Adviser and distributed by the Distributor. For the services provided to all portfolios of the Companies (except the Internation-al, Emerging Americas, Pacific/Asia and Pan European Funds of Excelsior Fund), the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the Companies (excluding the International, Emerging Americas, Pacific/Asia and Pan European Funds) and of Excelsior Institutional Trust as follows:

                  COMBINED AGGREGATE AVERAGE DAILY
             NET ASSETS OF BOTH COMPANIES (EXCLUDING THE
           INTERNATIONAL, EMERGING AMERICAS, PACIFIC/ASIA
    AND PAN EUROPEAN FUNDS) AND OF EXCELSIOR INSTITUTIONAL TRUST      ANNUAL FEE
    ------------------------------------------------------------      ----------
first $200 million...................................................   .200%
next $200 million....................................................   .175%
over $400 million....................................................   .150%

 Administration fees payable to the Administrators by each portfolio of the Companies and of Excelsior Institutional Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may waive (either voluntarily or pursuant to applicable state expense limitations) all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time. See "Management of the Funds--Service Organizations" for additional informa-tion on fee waivers. For the fiscal year ended March 31, 1995, CGFSC and Con-cord Holding Corporation, the former co-administrator, received an aggregate administration fee (under the same compensation arrangements noted above) at the effective annual rate of .154% of the average daily net assets of each of the Money, Government Money, Treasury Money and Tax-Exempt Money Funds, re-spectively.

SERVICE ORGANIZATIONS

 Each Company will enter into an agreement ("Servicing Agreement") with each Service Organization requiring it to provide administrative support services to its Customers beneficially owning Shares. As a consideration for the admin-istrative services provided to Customers, a Fund will pay the Service Organi-zation an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its Shares held by the Service Organization's Customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Service Organizations," may include assisting in processing purchase, exchange and redemption re-quests; transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; and providing periodic statements. Under the terms of the Servicing Agreement, Service Organizations will be required to provide to Customers a schedule of any fees that they may charge in connec-tion with a Customer's investment. Until further notice, the Investment Ad-viser and Administrators have voluntarily agreed to waive fees payable by a Fund in an amount equal to administrative service fees payable by that Fund.

BANKING LAWS

 Banking laws and regulations currently prohibit a bank holding company regis-tered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a regis-tered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Shares of the Funds, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks gen-erally from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such company for and upon the order of customers. The Investment Adviser, CGFSC and certain Shareholder Organizations may be subject to such banking laws and regulations. State secu-rities laws may differ from the interpretations of Federal law discussed in this paragraph and banks and financial institutions may be required to regis-ter as dealers pursuant to state law.

 Should legislative, judicial, or administrative action prohibit or restrict the activities of the Investment Adviser or other Shareholder Organizations in connection with purchases of Fund Shares, the Investment Adviser and such Shareholder Organizations might be required to alter materially or discontinue the investment services offered by them to Customers. It is not anticipated, however, that any resulting change in the Funds' method of operations would af-fect their net asset values per Share or result in financial loss to any share-holder.

                          DESCRIPTION OF CAPITAL STOCK

 Excelsior Fund (formerly UST Master Funds, Inc.) was organized as a Maryland corporation on August 2, 1984. Currently, Excelsior Fund has authorized capital of 35 billion shares of Common Stock, $.001 par value per share, classified into 40 series of shares representing interests in 20 investment portfolios. Excelsior Fund's Charter authorizes the Board of Directors to classify or re-classify any class of shares of Excelsior Fund into one or more classes or se-ries. Shares of Class A, Class B and Class G represent interests in the Money Fund, Government Money Fund and Treasury Money Fund Funds, respectively.

 Excelsior Tax-Exempt Fund (formerly UST Master Tax-Exempt Funds, Inc.) was or-ganized as a Maryland corporation on August 8, 1984. Currently, Excelsior Tax-Exempt Fund has authorized capital of 14 billion shares of Common Stock, $.001 par value per share, classified into 5 classes of shares representing 5 invest-ment portfolios currently being offered. Excelsior Tax-Exempt Fund's Charter authorizes the Board of Directors to classify or reclassify any class of shares of Excelsior Tax-Exempt Fund into one or more classes or series. Shares of Class A Common Stock represent interests in the Tax-Exempt Money Fund's Shares.

 Each Share represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and dis-tributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Companies' Boards of Directors.

 Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise expressly required by law.

 Certificates for Shares will not be issued unless expressly requested in writ-ing to CGFSC and will not be issued for fractional Shares.

 As of July 11, 1995, U.S. Trust held of record substantially all of the Shares in the Funds as agent or custodian for its customers, but did not own such Shares beneficially because it did not have voting or investment discretion with respect to such Shares. U.S. Trust is a wholly-owned subsidiary of U.S. Trust Corporation.

                          CUSTODIAN AND TRANSFER AGENT

 The Chase Manhattan Bank, N.A. ("Chase"), a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets. Com-munications to the custodian should be directed to Chase, Mutual Funds Service Division, 770 Broadway, New York, New York 10003-9598.

 U.S. Trust serves as the Funds' transfer and dividend disbursing agent. U.S. Trust has also entered into a sub-transfer agency arrangement with CGFSC, 73 Tremont Street, Boston, Massachusetts 02108-3913, pursuant to which CGFSC pro-vides certain transfer agent, dividend disbursement and registrar services to the Funds.

                               YIELD INFORMATION

 From time to time, in advertisements or in reports to shareholders, the yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant in-dexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For exam-ple, the yields of the Funds may be compared to the applicable averages com-piled by Donoghue's Money Fund Report, a widely recognized independent publi-cation that monitors the performance of money market funds. The yields of the taxable Funds may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

 Yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the Funds' yields.

 Each Fund may advertise its Shares' seven-day yield which refers to the in-come generated over a particular seven-day period identified in the advertise-ment by an investment in the Fund. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Funds may also ad-vertise the "effective yields" of Shares which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effec-tive yields slightly higher because of the compounding effect of the assumed reinvestment.

 In addition, the Tax-Exempt Money Fund may from time to time advertise the "tax-equivalent yields" of Shares to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Fund. This yield is computed by increasing the yields of the Fund's Shares (calculated as above) by the amount necessary to reflect the payment of Fed-eral income taxes at a stated tax rate.

 Yields will fluctuate and any quotation of yield should not be considered as representative of a Fund's future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which of-ten provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, oper-ating expenses, and market conditions. Any fees charged by Shareholder Organi-zations with respect to accounts of Customers that have invested in Shares will not be included in calculations of yield.

                                 MISCELLANEOUS

 Shareholders will receive unaudited semiannual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent auditors.

 The staff of the SEC has expressed the view that the use of this combined Prospectus for the Funds may subject the Funds to liability for losses arising out of any statement or omission regarding a particular Fund. The Companies do not believe, however, that such risk is significant under the circumstances.

 As used in this Prospectus, a "vote of the holders of a majority of the out-standing shares" of a Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental in-vestment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of such Company or such Fund, or (b) 67% or more of the Shares of such Company or such Fund present at a meeting if more than 50% of the outstanding Shares of such Company or such Fund are represented at the meeting in person or by proxy.

 Inquiries regarding any of the Funds may be directed to the Distributor at the address listed under "Distributor."

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

  Complete the Application(s) and mail to:
                                     FOR OVERNIGHT DELIVERY: send to:


  Excelsior Funds                    Excelsior Funds
  c/o Chase Global Fund Service Company
                                     c/o Chase Global Funds Service Company--
  P.O. Box 2798                      Transfer Agent
  Boston, MA 02208-2798              73 Tremont Street
                                     Boston, MA 02108-3913

  Please enclose with the Application(s) your check made payable to the "Ex-celsior Funds" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus en-titled "How to Purchase and Redeem Shares--Purchase Procedures."

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, the minimum initial investment is $500 per Fund; subsequent investments must be in the minimum amount of $50 per Fund. Investments may be made in excess of these minimums.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with pro-cedures described in the Prospectus. In the case of shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests in excess of $50,000 per account must be accompanied by signature guarantees.

SIGNATURES: Please be sure to sign the Application(s).

  If the shares are registered in the name of:
    - an individual, the individual should sign.
    - joint tenants, both tenants should sign.
    - a custodian for a minor, the custodian should sign.
    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*
  * A corporate resolution or appropriate certificate may be required.

QUESTIONS:

  If you have any questions regarding the Application or redemption require-ments, please contact the transfer agent at (800) 446-1012 between 9:00 a.m. and 5:00 p.m. (Eastern Time).

--------------------------------------------------------------------------------

  [LOGO OF EXCELSIOR FUNDS  CHASE GLOBAL FUNDS SERVICE COMPANY     NEW
     INC. APPEARS HERE]     CLIENT SERVICES                        ACCOUNT
                            P.O. Box 2798                          APPLICATION
   TAX-EXEMPT FUNDS INC.    Boston, MA 02208-2798
                            (800) 446-1012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

  [_] Individual   [_] Joint Tenants    [_] Trust   [_] Gift/Transfer to Minor
  [_] Other ____________________________________________________________________

  Note: Joint tenant registration will be as "joint tenants with right of survivorship" unless otherwise specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and the date of the trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN")). For IRA accounts a different application is required.

  _____________________________  _______________________________________________
  Name(s) (please print)         Social Security # or Taxpayer Identification #

                                 (   )
  _____________________________  _______________________________________________
  Name                           Telephone #
  _____________________________
  Address
  _____________________________  [_] U.S. Citizen  [_] Other (specify)__________
  City/State/Zip

--------------------------------------------------------------------------------

  FUND SELECTION (THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT IS $500 PER
  FUND AND $50 PER FUND, RESPECTIVELY. MAKE CHECKS PAYABLE TO "EXCELSIOR
  FUNDS.")
--------------------------------------------------------------------------------

                                  INITIAL INVESTMENT                                        INITIAL INVESTMENT
     [_] Money Fund               $ ____________ 803    [_] Government Money Fund           $ ____________ 804
     [_] Tax-Exempt Money Fund    $ ____________ 806    [_] Treasury Money Fund             $ ____________ 811
                                                        TOTAL INITIAL INVESTMENT:           $ ____________

  NOTE: If investing by wire, you must obtain a Bank Wire Control Number. To do so, please call (800) 446-1012 and ask for the Wire Desk.

  A. BY MAIL: Enclosed is a check in the amount of $ _____ payable to "Excelsior Funds."
  B. BY WIRE: A bank wire in the amount of $_____ has been sent to the Fund from _________________________________  ______________________________________
                Name of Bank                        Wire Control Number


  CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:
  [_] All dividends are to be         [_] reinvested        [_] paid in cash
  [_] All capital gains are to be     [_] reinvested        [_] paid in cash

--------------------------------------------------------------------------------
  ACCOUNT PRIVILEGES
--------------------------------------------------------------------------------

  TELEPHONE EXCHANGE AND REDEMPTION

  [_] I/We appoint CGFSC as my/our agent to act upon instructions received by telephone in order to effect the telephone exchange and redemption privileges. I/We hereby ratify any instructions given pursuant to this authorization and agree that Excelsior Fund, Excelsior Tax-Exempt Fund, CGFSC and their directors, officers and employees will not be liable for any loss, liability, cost or expense for acting upon instructions believed to be genuine and in accordance with the procedures described in the then current Prospectus. To the extent that Excelsior Fund and Excelsior Tax-Exempt Fund fail to use reasonable procedures as a basis for their belief, they or their service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

  I/We further acknowledge that it is my/our responsibility to read the Prospectus of any Fund into which I/we exchange.

  [_] I/We do not wish to have the ability to exercise telephone redemption and exchange privileges. I/We further understand that all exchange and redemption requests must be in writing.

  SPECIAL PURCHASE AND REDEMPTION PLANS
  I/We have completed and attached the Supplemental Application for:

  [_] Automatic Investment Plan
  [_] Systematic Withdrawal Plan

  AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO PRE-DESIGNATED ACCOUNT.

  I/We hereby authorize CGFSC to act upon instructions received by telephone to withdraw $500 or more from my/our account in the Excelsior Funds and to wire the amount withdrawn to the following commercial bank account. I/We understand that CGFSC charges an $8.00 fee for each wire redemption, which will be deducted from the proceeds of the redemption.

  Title on Bank Account*________________________________________________________

  Name of Bank _________________________________________________________________

  Bank A.B.A. Number ___________________________ Account Number ________________

  Bank Address _________________________________________________________________

  City/State/Zip _______________________________________________________________
  (attach voided check here)

  A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certificate of Partnership") indicating the names and titles of officers authorized to act on its behalf.
  * TITLE ON BANK AND FUND ACCOUNT MUST BE IDENTICAL.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  CHECK WRITING PRIVILEGE
--------------------------------------------------------------------------------
  [_] I/We wish to take advantage of the check writing privilege and have signed and attached the Check Writing Signature
      Card to this application.
  [_] I/We do not wish to take advantage of the check writing privilege at this time, but I/we may elect to do so at a later date.

  SIGNATURE CARD SIGNATURE REQUIREMENTS. If the shares are registered in the name of:

  . AN INDIVIDUAL, the individual must sign the Card.

  . JOINT ACCOUNT, both individuals must sign the Card.

  . INSTITUTIONAL ACCOUNT, an officer must sign the Card indicating corporate, trust or partnership office or title.

  . TRUST ACCOUNT, trustee or other fiduciary must sign the Card indicating capacity.

  . CUSTODIAN FOR MINOR, custodian must sign the Card.

--------------------------------------------------------------------------------
  AGREEMENTS AND SIGNATURES
--------------------------------------------------------------------------------
  By signing this application, I/we hereby certify under penalty of perjury that the information on this application is complete and correct and that as required by Federal law:

  [_] I/We certify that (1) the number(s) shown on this form is/are the correct taxpayer identification number(s) and (2) I/we are not subject to backup withholding either because I/we have not been notified by the Internal Revenue Service that I/we are subject to backup withholding, or the IRS has notified me/us that I am/we are no longer subject to backup withholding. (NOTE: IF ANY OR ALL OF PART 2 IS NOT TRUE, PLEASE STRIKE OUT THAT PART BEFORE SIGNING.)

  [_] If no taxpayer identification number ("TIN") or SSN has been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN, and I/we understand that if I/we do not provide this number to CGFSC within 60 days of the date of this application, or if I/we fail to furnish my/our correct SSN or TIN, I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide this number on Form W-9. You may request the form by calling CGFSC at the number listed above).

  I/We represent that I am/we are of legal age and capacity to purchase shares of the Excelsior Funds. I/We have received, read and carefully reviewed a copy of the appropriate Fund's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Fund nor the Distributor is a bank and that Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, United States Trust Company of New York, its parent and affiliates and the Shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency; and that an investment in the Funds involves investment risks, including possible loss of principal amount invested.

  X _____________________________________ Date _________________________________
  Owner Signature

  X _____________________________________ Date _________________________________
  Co-Owner Signature

  Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for a corporation, trust custodial account, etc.).

--------------------------------------------------------------------------------
  FOR USE BY AUTHORIZED AGENT (BROKER/DEALER) ONLY
--------------------------------------------------------------------------------

  We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Edgewood Services, Inc., and with the Prospectus and Statement of Additional Information of each Fund purchased.

  ________________________________________  ____________________________________
  Investment Dealer's Name                  Source of Business Code

  ________________________________________  ____________________________________
  Main Office Address                       Branch Number

  ________________________________________  ____________________________________
  Representative's Number                   Representative's Name

  ________________________________________  ____________________________________
  Branch Address                            Telephone

  ________________________________________  ____________________________________
  Investment Dealer's Authorized Signature  Title



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  [LOGO OF EXCELSIOR FUNDS  CHASE GLOBAL FUNDS         SUPPLEMENTAL
     INC. APPEARS HERE]     SERVICE COMPANY            APPLICATION
                            CLIENT SERVICES            SPECIAL INVESTMENT AND
                            P.O. Box 2798              WITHDRAWAL OPTIONS
Tax-Exempt Funds Inc.       Boston, MA 02208-2798
                            (800) 446-1012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ACCOUNT REGISTRATION   PLEASE SUPPLY THE FOLLOWING INFORMATION EXACTLY AS IT
                         APPEARS ON THE FUND'S RECORD.
--------------------------------------------------------------------------------

  Fund Name _________________________  Account Number __________________________
  Owner Name ________________________ Social Security or Taxpayer ID Number ___ Street Address ____________________ City, State, Zip Code ___________________
  Resident of [_] U.S. [_] Other ____  [_] Check here if this is a change of address
--------------------------------------------------------------------------------
  DISTRIBUTION OPTIONS (DIVIDENDS AND CAPITAL GAINS WILL BE REINVESTED UNLESS OTHERWISE INDICATED)
--------------------------------------------------------------------------------

  A. CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:

         All dividends are to be      [_] reinvested  [_] paid in cash
         All capital gains are to be  [_] reinvested  [_] paid in cash

  B. PAYMENT ORDER: Complete only if distribution checks are to be payable to another party. Make distribution checks payable to:

                                       Name of Your Bank _______________________
  Name ____________________________    Bank Account Number _____________________
  Address _________________________    Address of Bank _________________________
  City, State, Zip Code ________________________________________________________

  C. DISTRIBUTIONS REINVESTED-CROSS FUNDS: Permits all distributions from one Fund to be automatically reinvested into another identically-registered Excelsior Fund. (NOTE: You may NOT open a new Fund account with this option.) Transfer all distributions earned:

  From: _______________________________  Account No. ___________________________
                   (Fund)
  To: _________________________________  Account No. ___________________________
                   (Fund)
--------------------------------------------------------------------------------
  AUTOMATIC INVESTMENT PLAN   [_] YES  [_] NO
--------------------------------------------------------------------------------

  I/We hereby authorize CGFSC to debit my/our personal checking account on the designated dates in order to purchase shares in the Fund indicated at the top of this application at the applicable public offering price determined on that day.
                      [_] Monthly on the 1st day
                      [_] Monthly on the 15th day
                      [_] Monthly on both the 1st and 15th days
  Amount of each debit (minimum $50 per Fund) $ ________________________
  NOTE: A Bank Authorization Form (below) and a voided personal check must accompany the Automatic Investment Plan application.

- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
--------------------------------------------------------------------------------

  EXCELSIOR FUNDS CLIENT SERVICES                     AUTOMATIC INVESTMENT PLAN

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  BANK AUTHORIZATION
--------------------------------------------------------------------------------

  _________________________ _________________________ __________________________
  Bank Name                 Bank Address              Bank Account Number

  I/We authorize you, the above named bank, to debit my/our account for amounts drawn by CGFSC, acting as my agent for the purchase of Fund shares. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until revoked in writing and received by you. I/We agree that you shall incur no liability when honoring debits, except a loss due to payments drawn against insufficient funds. I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the cancellation of that purchase.

  _____________________________________  _______________________________________
  Account Holder's Name                  Joint Account Holder's Name

  X ____________________ ______________  X ____________________ ________________
         Signature       Date                   Signature       Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  SYSTEMATIC WITHDRAWAL PLAN   [_] YES   [_] NO     NOT AVAILABLE FOR IRA'S
--------------------------------------------------------------------------------

   AVAILABLE TO SHAREHOLDERS WITH ACCOUNT BALANCES OF $10,000 OR MORE.

  I/We hereby authorize CGFSC to redeem the necessary number of shares from my/our Excelsior Fund Account on the designated dates in order to make the following periodic payments:

  [_] Monthly on the 24th day

  [_] Quarterly on the 24th day of January, April, July and October

  [_] Other_____________________________________________________________________

  (This request for participation in the Plan must be received by the 18th day of the month in which you wish withdrawals to begin.)

  Amount of each check ($100 minimum) $ ________________________________________

  Please make check payable to: (To be completed only if redemption proceeds to be paid to other than account holder of record or mailed to address other than address of record)

  Recipient ____________________________________________________________________

  Street Address _______________________________________________________________

  City, State, Zip Code ________________________________________________________

  NOTE: If recipient of checks is not the registered shareholder, signature(s) below must be guaranteed. A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names and titles of officers authorized to act on its behalf.

--------------------------------------------------------------------------------
  AGREEMENT AND SIGNATURES
--------------------------------------------------------------------------------

  The investor(s) certifies and agrees that the certifications, authorizations, directions and restrictions contained herein will continue until CGFSC receives written notice of any change or revocation. Any change in these instructions must be in writing with all signatures guaranteed (if applicable).

  Date ___________________________


  X ___________________________________  X _____________________________________
    Signature                              Signature

  X ___________________________________  X _____________________________________
    Signature Guarantee* (if applicable)   Signature Guarantee* (if applicable)


  X ___________________________________  X _____________________________________
    Signature                              Signature

  X ___________________________________  X _____________________________________
    Signature Guarantee* (if applicable)   Signature Guarantee* (if applicable)

  *ELIGIBLE GUARANTORS: An Eligible Guarantor institution is a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, provided that such institution is a participant in STAMP, the Securities Transfer Agents Medallion Program.
- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

--------------------------------------------------------------------------------

CHECK WRITING SIGNATURE CARD                                    EXCELSIOR FUNDS

By signing on the reverse, I/we hereby appoint as agent United States Trust Company of New York ("U.S. Trust") and, as such agent, U.S. Trust is hereby authorized and directed, upon presentment of check(s), to request the redemption of shares of the applicable Fund registered in my/our name(s) in the amount of such check(s) drawn on my/our Fund account. I/We further authorize Chase Global Funds Service Company ("CGFSC"), the transfer agent, to accept and execute instructions relating to this check writing privilege. I/We agree that U.S. Trust and CGFSC, acting as agents on my/our behalf in connection with the foregoing check writing privileges, shall be liable only for their own willful misfeasance, bad faith or gross negligence.

I/We acknowledge that this check writing arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Fund with respect to which I/we have arranged to redeem Fund shares by check writing. I/We understand and agree to be bound and subject to U.S. Trust's rules, regulations and associated laws governing check collection, as amended from time to time.

Stop payment instructions must be given to CGFSC by calling toll-free (800) 446-1012.

To take advantage of the check writing privilege, please complete the Signature Card on the reverse. Each person signing below guarantees the genuineness of the other's signature. You will receive a supply of checks approximately 3 weeks after this application is processed.

Account Number ___ FUND

_______________ __ [_] Money[_] Tax-
Last     First      Fund     Exempt
Name            M.I.         Money
                             Fund

_______________ __ [_] Government
                    Money
                    Fund
                            [_] Treasury
Last     First  M.I.         Money
Name                         Fund

By signing this
Signature Card,
the undersigned
agree(s) that the
Excelsior Funds
check writing
privileges will
be subject to the
instructions and
rules of
Excelsior Fund,
Excelsior Tax-
Exempt Fund and
U.S. Trust, as
now in effect and
as amended from
time to time, as
they pertain to
the use of
redemption
checks.
(Please use black  [_] Check here if both signatures required on checks.
ink)               [_] Check here if only one signature required on checks.
__________________ If neither box is checked, all checks will require both
Signature          signatures.
__________________
Joint Signature                                                 EXCELSIOR FUNDS

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
EXPENSE SUMMARY...........................................................    2
FINANCIAL HIGHLIGHTS......................................................    4
INVESTMENT OBJECTIVES AND POLICIES........................................    8
 Money Fund...............................................................    8
 Government Money Fund....................................................    8
 Treasury Money Fund......................................................    8
 Tax-Exempt Money Fund....................................................    8
PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION....................    9
 Government Obligations...................................................    9
 Money Market Instruments.................................................   10
 Variable and Floating Rate Instruments...................................   10
 Quality of Investments...................................................   11
 Repurchase Agreements....................................................   11
 Securities Lending.......................................................   11
 Investment Company Securities............................................   11
 Types of Municipal Securities............................................   12
 When-Issued and Forward Transactions and Stand-by Commitments............   13
 Illiquid Securities......................................................   13
 Diversification Requirements.............................................   13
INVESTMENT LIMITATIONS....................................................   13
PRICING OF SHARES.........................................................   14
HOW TO PURCHASE AND REDEEM SHARES.........................................   15
 Distributor..............................................................   15
 Purchase of Shares.......................................................   15
 Purchase Procedures......................................................   15
 Redemption Procedures....................................................   16
 Effective Time of Purchases and Redemptions..............................   19
INVESTOR PROGRAMS.........................................................   19
 Exchange Privilege.......................................................   19
 Systematic Withdrawal Plan...............................................   21
 Retirement Plans.........................................................   21
 Automatic Investment Program.............................................   22
DIVIDENDS AND DISTRIBUTIONS...............................................   22
TAXES.....................................................................   22
 Federal..................................................................   22
 State and Local..........................................................   23
 Miscellaneous............................................................   24
MANAGEMENT OF THE FUNDS...................................................   24
 Investment Adviser.......................................................   24
 Administrators...........................................................   24
 Service Organizations....................................................   25
 Banking Laws.............................................................   25
DESCRIPTION OF CAPITAL STOCK..............................................   26
CUSTODIAN AND TRANSFER AGENT..............................................   26
YIELD INFORMATION.........................................................   26
MISCELLANEOUS.............................................................   27
INSTRUCTIONS FOR NEW ACCOUNT APPLICATION..................................   28

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDI-TIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OF-FERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REP-RESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANIES OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANIES OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

USTMMP196
MONEY FUND

GOVERNMENT MONEY FUND

EXCELSIOR FUNDS, INC.
AVAILABLE THROUGH THE GINTEL GROUP


PROSPECTUS

AUGUST 1, 1995
(AS REVISED ON JANUARY 1, 1996)

TREASURY MONEY FUND

TAX-EXEMPT MONEY FUND

EXCELSIOR FUNDS, INC.
EXCELSIOR TAX-EXEMPT FUNDS, INC.
AVAILABLE THROUGH EDGEWOOD SERVICES, INC.

GINTEL & CO.
6 GREENWICH OFFICE PARK
GREENWICH, CT 06831

TOLL FREE
(800) 344-3092
GINTEL

                                                              LOGO


A Management Investment Company

-------------------------------------------------------------------------------
                            For initial purchase information, current prices,
International Funds         performance information and existing account in-
                            formation, call (800) 446-1012. (From overseas, call (617) 557-8280.)

73 Tremont Street Boston, MA 02108-3913

-------------------------------------------------------------------------------

This Prospectus describes several separate portfolios offered to investors by Excelsior Funds, Inc. ("Excelsior Fund") (formerly UST Master Funds, Inc.), an open-end, management investment company. Each portfolio (each a "Fund" and collectively the "Funds") has its own investment objective and policies as follows:

 INTERNATIONAL FUND seeks total return on its assets through capital apprecia-tion and income derived primarily from investments in a diversified portfolio of marketable foreign equity securities.

 EMERGING AMERICAS FUND seeks long-term capital appreciation through invest-ments in companies and securities of governments based in all countries in the Western Hemisphere, except the U.S.

 PACIFIC/ASIA FUND seeks long-term capital appreciation through investments in companies and securities of governments based in all countries in Asia and on the Asian side of the Pacific Ocean.

 PAN EUROPEAN FUND seeks long-term capital appreciation through investments in companies and securities of governments based in Europe.

 Excelsior Fund is sponsored and distributed by Edgewood Services, Inc. and advised by United States Trust Company of New York (the "Investment Adviser" or "U.S. Trust").

 This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. A Statement of Additional Information dated August 1, 1995 (as revised on January 1, 1996) and contain-ing additional information about the Funds has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available to investors without charge by writing to Excelsior Fund at its ad-dress shown above or by calling (800) 446-1012. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE FUNDS ("SHARES") ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, ITS PARENT OR AFFILIATES AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGA-TIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                August 1, 1995
                        (as revised on January 1, 1996)

                              PROSPECTUS SUMMARY

  EXCELSIOR FUNDS, INC. is an investment company offering various diversified investment portfolios with differing objectives and policies. Founded in 1984, Excelsior Fund currently offers 20 Funds with combined assets of approximately $2.5 billion. See "Description of Capital Stock."

  INVESTMENT ADVISER: United States Trust Company of New York serves as the Funds' investment adviser. U.S. Trust is a trust company offering a variety of specialized financial and fiduciary services to high-net worth individuals, institutions and corporations. Excelsior Fund offers investors access to U.S. Trust's services. The International and Pan European Funds receive sub-advi-sory services from Foreign and Colonial Asset Management ("FACAM"), and the Emerging Americas and Pacific/Asia Funds receive sub-advisory services from Foreign & Colonial Emerging Markets Limited ("FCEML"). FACAM and FCEML are U.S. Trust affiliates. See "Management of the Funds--Investment Adviser."

  INVESTMENT OBJECTIVES AND POLICIES: Generally, each Fund is a diversified investment portfolio which invests principally in the equity securities of foreign companies. The Funds also may invest in warrants, convertible securi-ties, bonds and other securities of foreign companies and governments. The Funds' investment objectives and policies are summarized on the cover and ex-plained in greater detail later in this Prospectus. See "Investment Objectives and Policies," "Portfolio Instruments and Other Information" and "Investment Limitations."

  HOW TO INVEST: The Funds' Shares are offered at their public offering price, i.e., their net asset value plus a sales load which is subject to substantial reductions for large purchases and programs for accumulation. The sales load is not applicable to investors making their investments through a variety of institutions, such as U.S. Trust, other banks and trust companies. See "How to Purchase and Redeem Shares."

  The minimum to start an account is $500 per Fund, with a minimum of $50 per Fund for subsequent investments. The easiest way to invest is to complete the account application which accompanies this Prospectus and to send it with a check to the address noted on the application. Investors may also invest by wire and through investment dealers or institutional investors with appropri-ate sales agreements with Excelsior Fund. See "How to Purchase and Redeem Shares."

  HOW TO REDEEM: Redemptions may be requested directly from Excelsior Fund by mail, wire or telephone. Investors investing through another institution should request redemptions through their Shareholder Organization. See "How to Purchase and Redeem Shares."

  INVESTMENT RISKS AND CHARACTERISTICS: Generally, each Fund is subject to market risk and currency risk. Market risk is the possibility that stock prices will decline over short or even extended periods. Stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the values of each Fund. In addi-tion, since the Funds invest in foreign securities, the Funds are subject to the risks of fluctuations of the value of foreign currencies relative to the U.S. dollar and other risks associated with such investments. Finally, while the International Fund diversifies its investments in a variety of companies and countries, the Emerging Americas, Pacific/Asia and Pan European Funds (collectively, the "Regional Funds") focus their investment activities in their designated regions. As a result each Regional Fund is susceptible to re-gional economic, market, political and other more localized risks. Although each Fund generally seeks to invest for the long term, each Fund may engage in short-term trading of portfolio securities. A high rate of portfolio turnover may involve correspondingly greater transaction costs which must be borne di-rectly by a Fund and ultimately by its shareholders. Investments in the Funds should not be considered a complete investment program. See "Investment Objec-tives and Policies--Risk Factors" and "Portfolio Instruments and Other Invest-ment Information."

                                EXPENSE SUMMARY

                          INTERNATIONAL EMERGING AMERICAS PACIFIC/ASIA PAN EUROPEAN
                              FUND            FUND            FUND         FUND
                          ------------- ----------------- ------------ ------------
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Load
 (as a percentage of
 offering price)........      4.50%           4.50%          4.50%        4.50%
Sales Load on Reinvested
 Dividends..............       None            None           None         None
Deferred Sales Load.....       None            None           None         None
Redemption Fees/1/......       None            None           None         None
Exchange Fees...........       None            None           None         None
ANNUAL FUND OPERATING
 EXPENSES
 (AS A PERCENTAGE OF AV-
 ERAGE NET ASSETS)
Advisory Fees (after fee
 waivers)/2/............       .94%            .93%           .95%         .94%
12b-1 Fees..............       None            None           None         None
Other Operating Expenses
 Administrative Servic-
  ing Fee/2/............       .06%            .06%           .05%         .06%
 Other Expenses.........       .47%            .51%           .47%         .51%
                              -----           -----          -----        -----
Total Operating Expenses
 (after fee waivers)/2/.      1.47%           1.50%          1.47%        1.51%
                              =====           =====          =====        =====

-------
/1The/Fund's transfer agent imposes a direct $8.00 charge on each wire redemp-tion by noninstitutional (i.e. individual) investors which is not reflected in the expense ratios presented herein. Shareholder organizations may charge their customers transaction fees in connection with redemptions. See "Redemp-tion Procedures."
/2The/Investment Adviser and Administrators may, from time to time, voluntarily waive a portion of their respective fees which waivers may be terminated at any time. Until further notice, the Investment Adviser and/or Administrators intend to voluntarily waive fees in an amount equal to the Administrative Servicing Fee; and to further waive fees and reimburse expenses to the extent necessary for Shares of the Emerging Americas, Pacific/Asia and Pan European Funds to maintain an annual expense ratio of not more than 1.67%. Without such fee waivers, "Advisory Fees" would be 1.00%, 1.00%, 1.00% and 1.00% and "Total Operating Expenses" would be 1.53%, 1.57%, 1.52%, and 1.57% for each of the International, Emerging Americas, Pacific/Asia and Pan European Funds.

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual returns and (2) redemption of your investment at the end of the following periods:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
International Fund..............................  $59     $89    $122     $213
Emerging Americas Fund..........................   60      90     123      216
Pacific/Asia Fund...............................   59      89     122      213
Pan European Fund...............................   60      91     124      217

  The foregoing expense summary and example (based on the maximum sales load payable on the Shares) are intended to assist investors in understanding the costs and expenses that an investor in Shares of the Funds will bear directly or indirectly. The expense summary sets forth advisory and other expenses pay-able with respect to Shares of the Funds for the fiscal year ended March 31, 1995. For more complete descriptions of the Funds' operating expenses, see "Management of the Funds" in this Prospectus and the financial statements and notes incorporated by reference in the Statement of Additional Information.

  THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LOWER THAN THOSE SHOWN IN THE EXPENSE SUMMARY AND EXAMPLE.

                              FINANCIAL HIGHLIGHTS

  The following tables include selected data for a Share outstanding throughout each period and other performance information derived from the financial state-ments included in Excelsior Fund's Annual Report to Shareholders for the year ended March 31, 1995 (the "Financial Statements"). The information contained in the Financial Highlights for each period has been audited by Ernst & Young LLP, Excelsior Fund's independent auditors. The following tables should be read in conjunction with the Financial Statements and notes thereto. More information about the performance of each Fund is also contained in the Annual Report to Shareholders which may be obtained from Excelsior Fund without charge by call-ing the number on the front cover of this Prospectus.

                               INTERNATIONAL FUND

                                             YEAR ENDED MARCH 31,
                          ------------------------------------------------------------------
                           1995     1994    1993    1992     1991     1990    1989   1988/1/
                          -------  ------  ------  -------  -------  ------  ------  -------
Net Asset Value, Begin-
 ning of period.........  $ 10.44  $ 8.66  $ 8.27  $  8.75  $  9.84  $ 8.61  $ 7.85  $  8.00
                          -------  ------  ------  -------  -------  ------  ------  -------
Income From Investment
 Operations
 Net Investment Income..     0.10    0.05    0.15     0.08     0.13    0.15    0.05     0.05
 Net Gains or (Losses)
  on Securities (both
  realized and
  unrealized)...........    (0.29)   1.88    0.25    (0.45)   (0.64)   1.47    0.77    (0.16)
                          -------  ------  ------  -------  -------  ------  ------  -------
 Total From Investment
  Operations............    (0.19)   1.93    0.40    (0.37)   (0.51)   1.62    0.82    (0.11)
                          -------  ------  ------  -------  -------  ------  ------  -------
Less Distributions
 Dividends From Net
  Investment Income.....     0.00   (0.02)  (0.01)   (0.11)   (0.11)  (0.16)  (0.06)   (0.03)
 Dividends in Excess of
  Net Investment Income.    (0.11)  (0.12)   0.00     0.00     0.00    0.00    0.00     0.00
 Distributions From Net
  Realized Gain on
  Investments...........    (0.32)  (0.01)   0.00     0.00    (0.47)  (0.23)   0.00    (0.01)
 Distributions in Excess
  of Net Realized Gain
  on Investments........     0.00    0.00    0.00     0.00     0.00    0.00    0.00     0.00
                          -------  ------  ------  -------  -------  ------  ------  -------
 Total Distributions....    (0.43)  (0.15)  (0.01)   (0.11)   (0.58)  (0.39)  (0.06)   (0.04)
                          -------  ------  ------  -------  -------  ------  ------  -------
Net Asset Value, End of
 Period.................  $  9.82  $10.44  $ 8.66  $  8.27  $  8.75  $ 9.84  $ 8.61  $  7.85
                          =======  ======  ======  =======  =======  ======  ======  =======
Total Return/2/.........  (1.93)%  22.34%   4.85%  (4.35)%  (5.20)%  18.91%  10.59%  (1.28)%
Ratios/Supplemental Data
 Net Assets, End of Pe-
  riod (in millions)....  $ 64.05  $55.74  $30.37  $ 46.92  $ 31.87  $21.49  $13.01  $  8.56
 Ratio of Net Operating
  Expenses to Average
  Net Assets............    1.47%   1.53%   1.50%    1.52%    1.61%   1.34%   1.28%    1.09%/3/
 Ratio of Gross Operat-
  ing Expenses to Aver-
  age Net Assets........    1.53%   1.53%   1.50%    1.52%    1.61%   1.58%   1.93%    2.81%/3/
 Ratio of Net Investment
  Income to Average Net
  Assets................    0.71%   0.18%   1.27%    0.94%    1.57%   1.55%   0.75%    1.13%/3/
 Portfolio Turnover
  Rate..................    66.0%   64.0%   31.0%    32.0%    47.0%   50.0%   80.0%    55.0%/3/

-------
NOTES:
1. Inception date of the Fund was July 21, 1987.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                             EMERGING AMERICAS FUND

                                   YEAR ENDED MARCH 31,
                                   -----------------------   PERIOD ENDED
                                      1995        1994     MARCH 31, 1993/1/
                                   -----------  ---------- ----------------- ---
Net Asset Value, Beginning of pe-
 riod............................  $      9.30  $    7.12       $  7.00
                                   -----------  ---------       -------
Income From Investment Operations
  Net Investment Income..........         0.01       0.05          0.00
  Net Gains or (Losses) on
   Securities (both realized and
   unrealized)...................        (2.56)      2.24          0.12
                                   -----------  ---------       -------
  Total From Investment Opera-
   tions.........................        (2.55)      2.29          0.12
                                   -----------  ---------       -------
Less Distributions
  Dividends From Net Investment
   Income........................         0.00      (0.03)         0.00
  Dividends in Excess of Net In-
   vestment Income...............        (0.17)     (0.02)         0.00
  Distributions From Net Realized
   Gain on Investments...........         0.00      (0.06)         0.00
  Distributions in Excess of Net
   Realized Gain on Investments..        (0.72)      0.00          0.00
                                   -----------  ---------       -------
  Total Distributions............        (0.89)     (0.11)         0.00
                                   -----------  ---------       -------
Net Asset Value, End of Period...  $      5.86  $    9.30       $  7.12
                                   ===========  =========       =======
Total Return/2/..................     (30.47)%     32.25%         1.71%
Ratios/Supplemental Data
  Net Assets, End of Period (in
   millions).....................  $     27.34  $   39.28       $  3.83
  Ratio of Net Operating Expenses
   to Average Net Assets.........        1.50%      1.49%         1.67%/3/
  Ratio of Gross Operating
   Expenses to Average Net
   Assets........................        1.57%      1.71%         2.56%/3/
  Ratio of Net Investment
   Income/(Loss) to Average Net
   Assets........................        0.06%      0.29%       (0.04)%/3/
  Portfolio Turnover Rate........        69.0%      51.0%         76.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                               PACIFIC/ASIA FUND

                                               YEAR ENDED
                                               MARCH 31,
                                             ---------------    PERIOD ENDED
                                              1995     1994   MARCH 31, 1993/1/
                                             -------  ------  -----------------
Net Asset Value, Beginning of period........ $ 10.04  $ 7.54        $7.00
                                             -------  ------        -----
Income From Investment Operations
  Net Investment Income.....................    0.08    0.08         0.00
  Net Gains or (Losses) on Securities (both
   realized and unrealized).................   (0.58)   2.81         0.54
                                             -------  ------        -----
  Total From Investment Operations..........   (0.50)   2.89         0.54
                                             -------  ------        -----
Less Distributions
  Dividends From Net Investment Income......   (0.03)  (0.05)        0.00
  Dividends in Excess of Net Investment In-
   come.....................................   (0.23)  (0.06)        0.00
  Distributions From Net Realized Gain on
   Investments..............................   (0.83)  (0.28)        0.00
  Distributions in Excess of Net Realized
   Gain on Investment.......................    0.00    0.00         0.00
                                             -------  ------        -----
  Total Distributions.......................   (1.09)  (0.39)        0.00
                                             -------  ------        -----
Net Asset Value, End of Period.............. $  8.45  $10.04        $7.54
                                             =======  ======        =====
Total Return/2/............................. (5.89)%  38.11%        7.71%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)... $ 47.62  $53.03        $9.67
  Ratio of Net Operating Expenses to Average
   Net Assets...............................   1.47%   1.53%        1.67%/3/
  Ratio of Gross Operating Expenses to Aver-
   age Net Assets...........................   1.52%   1.77%        2.00%/3/
  Ratio of Net Investment Income to Average
   Net Assets...............................   0.85%   0.54%        0.27%/3/
  Portfolio Turnover Rate...................   69.0%   68.0%         1.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                               PAN EUROPEAN FUND

                                       YEAR ENDED MARCH 31,
                                       ----------------------    PERIOD ENDED
                                          1995        1994     MARCH 31, 1993/1/
                                       ----------  ----------  -----------------
Net Asset Value, Beginning of period.  $     8.03  $     7.34       $  7.00
                                       ----------  ----------       -------
Income From Investment Operations
  Net Investment Income..............        0.09        0.03          0.00
  Net Gains or (Losses) on Securities
   (both realized and unrealized)....        0.25        0.70          0.34
                                       ----------  ----------       -------
  Total From Investment Operations...        0.34        0.73          0.34
                                       ----------  ----------       -------
Less Distributions
  Dividends From Net Investment In-
   come..............................       (0.09)       0.00          0.00
  Dividends in Excess of Net Invest-
   ment Income.......................        0.00       (0.04)         0.00
  Distributions From Net Realized
   Gain on Investments...............       (0.09)       0.00          0.00
  Distributions in Excess of Net Re-
   alized Gain on Investment.........        0.00        0.00          0.00
                                       ----------  ----------       -------
  Total Distributions................       (0.18)      (0.04)         0.00
                                       ----------  ----------       -------
Net Asset Value, End of Period.......  $     8.19  $     8.03       $  7.34
                                       ==========  ==========       =======
Total Return/2/......................       4.33%      10.05%         4.86%
Ratios/Supplemental Data
  Net Assets, End of Period (in mil-
   lions)............................  $    39.98  $    36.68       $  3.80
  Ratio of Net Operating Expenses to
   Average Net Assets................       1.51%       1.61%         1.67%/3/
  Ratio of Gross Operating to Average
   Net Assets........................       1.57%       1.72%         3.13%/3/
  Ratio of Net Investment
   Income/(Loss) to Average Net As-
   sets..............................       1.11%       0.06%       (0.33%)/3/
  Portfolio Turnover Rate............       47.0%       30.0%          9.0%/3/

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

 The Investment Adviser will use its best efforts to achieve the investment ob-jectives of each Fund, although their achievement cannot be assured. The in-vestment objective of each Fund is "fundamental," meaning that it may not be changed without a vote of the holders of a majority of the particular Fund's outstanding shares (as defined under "Miscellaneous"). Except as noted below in "Investment Limitations," the investment policies of each Fund may be changed without a vote of the holders of a majority of the outstanding shares of such Fund.

INTERNATIONAL FUND

 The International Fund's investment objective is to seek total return on its assets through capital appreciation and income derived primarily from invest-ments in a diversified portfolio of marketable foreign equity securities.

 In seeking to achieve this investment objective, the International Fund will invest primarily in equity securities of foreign issuers who will, in the opin-ion of Foreign and Colonial Asset Management, the Fund's sub-adviser (the "Sub-Adviser" or "FACAM") and the Investment Adviser, benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geo-political, economic or currency relationships. In making investment decisions, the Sub-Adviser and Investment Adviser will seek to identify values not recognized in the market price of a security. The pri-mary emphasis will be on the achievement of a higher total return focusing, as circumstances warrant, solely on either growth of capital or generation of cur-rent income or any combination thereof.

 The International Fund does not intend to have, at any time, a specified per-centage of its assets invested either for growth or for income, and all or any portion of its assets may be allocated among these two components based on the Investment Adviser's and Sub-Adviser's analysis of the prevailing market condi-tions. Although the Fund will seek to realize its investment objective primar-ily through investments in foreign equity securities, it may, from time to time, assume a defensive position by allocating all or any portion of its as-sets to foreign debt obligations. In determining investment strategy and allo-cating investments, the Sub-Adviser and Investment Adviser will continuously analyze a broad range of international equity and fixed-income securities in order to assess the level of return, and degree of risk, that can be expected from each type of investment and from each market.

 The International Fund's investments will generally be diversified among geo-graphic regions and countries. While there are no prescribed limits on geo-graphic distribution, the Fund will normally include in its portfolio securi-ties of issuers collectively having their principal business in no fewer than three foreign countries. The Fund's assets may be invested in securities of is-suers located in the Pacific Basin (e.g. Japan, Hong Kong, Singapore, Malay-sia), Europe, Australia, Latin America and Canada. The Fund may also, from time to time, invest in other regions, seeking to capitalize on investment opportu-nities emerging in other parts of the world.

REGIONAL FUNDS:

 The investment objective of each Regional Fund is long-term capital apprecia-tion. In seeking to achieve this investment objective, each Regional Fund will invest primarily in equity securities of foreign issuers who will, in the opin-ion of the particular Fund's Sub-Adviser and the Investment Adviser, benefit from global and regional economic trends, promising technologies or products and specific country and regional opportunities resulting from changing geo-po-litical, economic or currency relationships. In making investment decisions, the particular Fund's Sub-Adviser and the Investment Adviser will seek to iden-tify values not recognized in the market price of a security.

 Although each Regional Fund will seek to realize its investment objective pri-marily through investments in foreign equity and government securities, it may, from time to time, assume a defensive position by allocating all or any portion of its assets to U.S. Government or foreign debt obligations. The Regional Funds will limit their investments in foreign debt obligations to those rated within the top three ratings by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or, if unrated, determined by the In-vestment Advisory or the sub-adviser to be of comparable quality. No Regional Fund currently expects to invest more than 25% of its total assets in the secu-rities issued by any single foreign government. Any such investment would sub-ject the particular Regional Fund to the risks presented by investing in secu-rities of such foreign government to a greater extent than it would if that Fund's assets were not so concentrated. In determining investment strategy and allocating investments, the particular Fund's Sub-Adviser and the Investment Adviser will continuously analyze a broad range of international equity and fixed-income securities in order to assess the level of return, and degree of risk, that can be expected from each type of investment and from each market.

 Under normal circumstances, each Regional Fund will invest at least 65% of its total assets in securities of issuers based in its targeted region. A company is "based in" a region if it derives more than half of its assets, revenues or profits from such region. The Regional Funds and their targeted regions are as follows:

 EMERGING AMERICAS FUND. The Emerging Americas Fund invests primarily in secu-rities of companies and governments based in all countries of the Western Hemi-sphere except the U.S. Currently, the Investment Adviser believes that such countries may include Canada, Mexico, Ecuador, the Bahamas, Costa Rica, Venezu-ela, Colombia, Peru, Brazil, Argentina and Chile. Under normal conditions, the Fund will invest at least 65% of its total assets in securities of issuers based in Western Hemisphere countries other than Canada. The Fund may also in-vest in Brady Bonds, which are securities issued in various currencies (primar-ily the dollar) that have been created through the exchange of existing commer-cial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the dollar) and are actively traded in the over-the-counter secondary market for Latin American debt instruments. Brady Bonds are neither issued nor guaranteed by the U.S. Government. Addi-tional information on Brady Bonds is included in the Statement of Additional Information.

 PACIFIC/ASIA FUND. The Pacific/Asia Fund invests primarily in securities of companies and governments based in Asia and on the Asian side of the Pacific Ocean. Currently, the Investment Adviser believes that such countries may in-clude Australia, New Zealand, Hong Kong, India, Japan, Indonesia, the Philip-pines, Malaysia, Singapore, Taiwan, China, Thailand, South Korea, Sri Lanka and Pakistan. Under normal conditions, the Fund will limit its investments in the securities of Japanese issuers to less than 20% of its total assets.

 PAN EUROPEAN FUND. The Pan European Fund invests primarily in securities of companies and governments based in Europe. Currently, the Investment Adviser believes that such countries may include Ireland, the United Kingdom, Norway, Sweden, Finland, Holland, Belgium, Luxembourg, France, Portugal, Spain, Den-mark, Germany, Poland, Czech Republic, Slovakia, Hungary, Switzerland, Austria, Greece, Turkey and Italy. As other formerly communist and Eastern European countries become economically viable, investments may be made there as well.

INVESTMENT POLICIES COMMON TO ALL FUNDS

 Under normal market and economic conditions, at least 75% of each Fund's as-sets will be invested in foreign securities. Foreign securities include common stock, preferred stock, securities convertible into common stock, warrants, bonds, notes and other debt obligations issued by foreign entities, as well as shares of U.S. registered investment companies that invest primarily in for-eign securities. Foreign debt securities purchased by a Fund may include obli-gations issued in the Eurocurrency markets and obligations of foreign govern-ments and their political subdivisions. In addition, each Fund may invest in U.S. Government obligations, including the when-issued securities of such is-suers, and obligations issued by U.S. companies which are either denominated in foreign currency and sold abroad or, if denominated in U.S. dollars, pay-ment on which is determined by reference to some other foreign currency.

 Each Fund may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Investments in unsponsored ADRs involve addi-tional risk because financial information based on generally accepted account-ing principles ("GAAP") may not be available for the foreign issuers of the underlying securities. ADRs and EDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

 Under unusual economic and market conditions, each Fund may restrict the se-curities markets in which its assets are invested and may invest all or a ma-jor portion of its assets in U.S. Government obligations or in U.S. dollar-de-nominated securities of U.S. companies. Up to 25% of each Fund's assets may also be held on a continuous basis in cash or invested in U.S. money market instruments (see below under "Money Market Instruments") to meet redemption requests or to take advantage of emerging investment opportunities. To the ex-tent described below under "Portfolio Instruments and Other Investment Infor-mation," each Fund may purchase shares of other investment companies and may engage in repurchase agreements, securities lending, forward currency con-tracts and futures contracts, options on futures and covered call options.

 Convertible and non-convertible debt securities purchased by each Fund will be rated "investment grade," or, if unrated, deemed by the particular Sub-Ad-viser and the Investment Adviser to be comparable to securities rated "invest-ment grade," by Moody's or S&P. Debt obligations rated in the lowest of the top four "investment grade" ratings ("Baa" by Moody's and "BBB" by S&P) are considered to have some speculative characteristics and may be more sensitive to adverse economic change than higher rated securities. Each Fund will sell in an orderly fashion as soon as possible any convertible and non-convertible debt securities it holds if they are downgraded below "Baa" by Moody's or be-low "BBB" by S&P. Foreign securities are generally unrated. In purchasing for-eign equity securities, the particular Fund's Sub-Adviser will look generally to established foreign companies. Each Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most of the Funds' portfolio transactions will be effected in the primary trading market for the given security. Each Fund also may invest up to 5% of its total assets in gold bullion. Investments in gold will not produce dividends or interest income, and the Funds can look only to price appreciation for a return on such invest-ments.

RISK FACTORS

 Generally. Each Fund is subject to market risk, interest rate risks and the risks of investing in foreign securities. Market risk is the possibility that stock prices will decline over short or even extended periods. The stock mar-kets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the values of each Fund. In addition, to the extent that the Funds invest in fixed-income securi-ties, their holdings of debt securities are sensitive to changes in interest rates and the interest rate environment. Gen-erally, the prices of bonds and debt securities fluctuate inversely with in-terest rate changes.

 Investments in securities of foreign issuers involve certain risks not ordi-narily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each Fund will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent a Fund does not adequately hedge against such fluctuations, affect the value of secu-rities in the portfolio and the unrealized appreciation or depreciation of in-vestments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, con-fiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

 There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S.-based companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S.-based companies. Transaction costs on foreign securities markets are generally higher than in the United States. There is generally less government supervision and regula-tion of foreign exchanges, brokers and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in a for-eign court than in a U.S. court.

 Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not off-set by credits or deductions allowed to investors under the Federal income tax provisions--see "Taxes--Federal"--they may reduce the net return to the Fund's shareholders. Investors should also understand that the expense ratio of the Funds can be expected to be higher than those of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable trans-actions on foreign markets and additional costs arising from delays in settle-ments of transactions involving foreign securities.

 Emerging Americas Fund. The Latin American economies have experienced consid-erable difficulties in the past decade. Although there have been significant improvements in recent years, the Latin American economies continue to experi-ence significant problems, including high inflation rates and high interest rates. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. The emergence of the Latin American econ-omies and securities markets will require continued economic and fiscal disci-pline which has been lacking at times in the past, as well as stable political and social conditions. There is no assurance that economic initiatives will be successful. Recovery may also be influenced by international economic condi-tions, particularly those in the United States, and by world prices for oil and other commodities.

 Pan European Fund. Political and economic developments in Europe, especially as they relate to changes in the structure of the European Economic Community and the anticipated development of a unified common market, may have profound effects upon the value of a large segment of the Fund's investment portfolio. For example, continued progress in the evolution of a unified European common market may be slowed by unanticipated political or social events and may, there-fore, adversely affect the value of certain of the securities held by the Fund. There has been considerable currency volatility within the European mon-etary system and it is unclear whether a unified currency will emerge.

 Pacific/Asia Fund. The extent of economic development, political stability and market depth of different countries in the Pacific/Asia region varies widely. Certain countries in the region are either comparatively underdevel-oped or are in the process of becoming developed, and investments in the secu-rities of issuers in such countries typically involve greater potential for gain or loss than investments in securities of issuers in more developed coun-tries. Certain countries in the region also depend to a large degree upon ex-ports of primary commodities and, therefore, are vulnerable to changes in com-modity prices which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries in the Pacific/Asia region resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

 Latin America, Eastern Europe and the Pacific/Asia Region. Certain of the risks associated with international investments are heightened with respect to investments in developing countries and fledgling democracies in Latin Ameri-ca, Eastern Europe and the Pacific/Asia region. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets. In addition, the de-veloping countries and emerging democracies in those regions may have econo-mies based on only a few industries and small securities markets with a low volume of trading. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including re-strictions on investments in issuers of industries deemed sensitive to rele-vant national interests. These factors may limit the investment opportunities available to the Funds and result in a lack of liquidity and a high price vol-atility with respect to securities of issuers from the developing countries and emerging democracies in those regions.

 Countries in Latin America, Eastern Europe and the Pacific/Asia region may also impose restrictions on the Funds' ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of in-vestment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Funds.

 Some of the currencies of developing countries and emerging democracies in Latin America, Eastern Europe and the Pacific/Asia region have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries in these regions face serious exchange constraints.

 Lastly, governments of many developing countries and emerging democracies in Latin America, Eastern Europe and the Pacific/Asia region exercise substantial influence over many aspects of the private sector. In some countries, the gov-ernment owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries and emerging democracies in these regions, which could affect private sector companies, a Fund and the value of a Fund's portfolio securities. Furthermore, certain countries in Latin Ameri-ca, Eastern Europe and the Pacific/Asia region are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations is-sued or guaranteed by those governments or their agencies and instrumentali-ties involves a high degree of risk.

                                     * * *

 Because of the Funds' investment policies and the considerations discussed above, investments in Shares of the Funds may not be appropriate for all in-vestors and should not be considered a complete investment program.

            PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION

MONEY MARKET INSTRUMENTS

 "Money market instruments" which may be purchased by each Fund in accordance with its policies set forth above include, among other things, bank obliga-tions, commercial paper and corporate bonds with remaining maturities of 13 months or less.

 Bank obligations include bankers' acceptances, negotiable certificates of de-posit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in time deposits are limited to no more than 5% of the value of a Fund's total assets at time of purchase.

 Investments by a Fund in commercial paper will consist of issues that are rated "A-2" or better by S&P or "Prime-2" by Moody's. In addition, each Fund may acquire unrated commercial paper and corporate bonds that are determined by the Investment Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by each Fund.

 Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instru-ment purchased by a Fund, each Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for this or other reasons, suffer a loss with respect to such instrument.

REPURCHASE AGREEMENTS

 In order to effectively manage its cash holdings, each Fund may enter into repurchase agreements. The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Invest-ment Adviser, pursuant to guidelines established by Excelsior Fund's Board of Directors. The Funds will not enter into repurchase agreements with the In-vestment Adviser or Sub-Advisers or any of their affiliates. Repurchase agree-ments with remaining maturities in excess of seven days will be considered il-liquid securities and will be subject to the 10% limit described in Investment Limitation No. 5 below.

 The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the dispo-sition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

SECURITIES LENDING

 To increase return on its portfolio securities, each Fund may lend its port-folio securities to broker/ dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumental-ities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financial-ly. However, loans are made only to borrowers deemed by the Investment Adviser to be of good standing when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

FORWARD CURRENCY TRANSACTIONS

 Each Fund will conduct its currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange markets, or by entering into forward currency contracts. A forward foreign currency con-tract involves an obligation to purchase or sell a specific currency for a set price at a future date. In this respect, forward currency contracts are simi-lar to foreign currency futures contracts described below; however, unlike futures contracts, which are traded on recognized commodities exchanges, for-ward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency in-volved instead of cash payment as in the case of futures contracts.

 A Fund's participation in forward currency contracts will be limited to hedg-ing involving either specific transactions or portfolio positions. The Funds' Investment Adviser does not expect to hedge positions as a routine investment technique, but anticipates hedging principally with respect to specific trans-actions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The pur-pose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transac-tions. Transaction and position hedging will not be limited to an overall per-centage of a Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency posi-tions to an extent greater than the aggregate market value (at the time of en-tering into the forward contract) of the securities held in its portfolio de-nominated, quoted in, or currently convertible into that particular currency. When the Funds engage in forward currency transactions, certain asset segrega-tion requirements must be satisfied. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing cash and/or certain liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing cash and/or certain liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was es-tablished. Asset segregation requirements are not applicable when a Fund "cov-ers" a forward currency position generally by entering into an offsetting po-sition. Additional information on forward currency transactions, including a discussion of risks involved in such transactions (which are similar to those described below under "Futures Contracts"), is included in the Statement of Additional Information.

FUTURES CONTRACTS

 Each Fund may also enter into interest rate futures contracts, other types of financial futures contracts (such as foreign currency futures contracts, which are similar to forward currency contracts described above) and related futures options, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets.

 The Funds will not engage in futures transactions for speculation, but only as a hedge against changes in market values of securities which a Fund holds or in-tends to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). When investing in futures con-tracts, the Funds must satisfy certain asset segregation requirements to en-sure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing cash and/or certain liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures con-tract, the Fund must maintain a segregated account containing cash and/or cer-tain liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" an op-tions or futures position generally by entering into an offsetting position. Each Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by a Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by such Fund on its open futures options positions, does not exceed 5% of such Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts (and excluding the amount that a futures option is "in-the-money" at the time of purchase). An option to buy a futures contract is "in-the-money" if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price ex-ceeds the then-current purchase price of the contract that is the subject of the option.

 Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Investment Adviser and Sub-Adviser to correctly anticipate movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of the futures con-tracts (or options) and movements in the price of the instruments being hedged. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a fa-vorable movement in the price of securities which it holds or intends to pur-chase or may be unable to close a futures position in the event of adverse price movements.

COVERED CALL OPTIONS

 To further increase return on its portfolio securities in accordance with its investment objective and policies, each Fund may engage in writing covered call options (options on securities owned by such Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation or be traded on foreign exchanges. The aggregate value of the se-curities subject to options written by the Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. The use of covered call options is not a primary investment technique of the Funds and such op-tions will normally be written on underlying securities as to which the In-vestment Adviser and Sub-Adviser do not anticipate significant short-term cap-ital appreciation. Additional information on option-writing practices, includ-ing particular risks thereof, is provided in the Statement of Additional In-formation.

INVESTMENT COMPANY SECURITIES

 In connection with the management of its daily cash positions, each Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt secu-rities and which determine their net asset value per share based on the amor-tized cost or penny-rounding method. Each Fund may also purchase shares of in-vestment companies investing primarily in foreign securities, including so called "country funds" which have portfolios consisting exclusively of securi-ties of issuers located in one foreign country. The Regional Funds will limit their investments in such country funds to those funds which invest in the ap-propriate regions in light of a Regional Fund's policies. Securities of other investment companies will be acquired by a Fund within the strict limits pre-scribed by the Investment Company Act of 1940 (the "1940 Act"). In addition to the advisory fees and other expenses each Fund bears directly in connection with its own operations, as a shareholder of another investment company, each Fund would bear its pro rata portion of the other investment company's advi-sory fees and other expenses. As such, a Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative.

WHEN-ISSUED AND FORWARD TRANSACTIONS

 Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transac-tions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal set-tlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. It is expected that forward commitments and "when-issued" purchases will not ex-ceed 25% of the value of a Fund's total assets absent unusual market condi-tions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and forward commit-ments for speculative purposes, but only in furtherance of their investment objectives.

ILLIQUID SECURITIES

 No Fund will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Each Fund may purchase securities which are not registered under the Securities Act of 1933 (the "Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is deter-mined by the Investment Adviser, acting under guidelines approved and moni-tored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of il-liquidity in a Fund during any period that qualified institutional buyers be-come uninterested in purchasing these restricted securities.

PORTFOLIO TURNOVER

 Each Fund may sell a portfolio investment immediately after its acquisition if the Investment Adviser and Sub-Adviser believe that such a disposition is consistent with attaining the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more fa-vorable investment opportunity or other circumstances bearing on the desir-ability of continuing to hold such investments. A high rate of portfolio turn-over may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ulti-mately by its shareholders. High portfolio turnover may result in the realiza-tion of substantial net capital gains. (See "Financial Highlights" and "Tax-es--Federal").

                            INVESTMENT LIMITATIONS

 The investment limitations enumerated below are matters of fundamental policy and may not be changed with respect to a Fund without the vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous").

 A Fund may not:

  1. Purchase securities of any one issuer, other than U.S. Government obliga-tions, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

  2. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in con-nection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to fa-cilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its to-tal assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge;

  3. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) with respect to the International Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. Government or domestic bank obligations, (b) with respect to the Emerg-ing Americas, Pacific/Asia and Pan European Funds, there is no limitation with respect to securities issued or guaranteed by the U.S. Government, and
 (c) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy; and

  4. Make loans, except that (i) a Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) a Fund may lend portfolio securities in an amount not exceeding 30% of its total assets.

 The International Fund may not:

  5. Knowingly invest more than 10% of the value of its total assets in illiq-uid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.

                                     * * *

 In addition to the investment limitations described above, as a matter of fun-damental policy for each Fund which may not be changed without the vote of the holders of a majority of the Fund's outstanding shares, a Fund may not invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

 The Emerging Americas, Pan European and Pacific/Asia Funds may not knowingly invest more than 10% of the value of their respective total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities and other securities for which market quo-tations are not readily available. This investment policy may be changed by Ex-celsior Fund's Board of Directors upon reasonable notice to shareholders.

 The International Fund will not invest more than 25% of the value of its total assets in domestic bank obligations.

 With respect to all investment policies, if a percentage limitation is satis-fied at the time of investment, a later increase or decrease in such percentage result-ing from a change in value of a Fund's portfolio securities will not consti-tute a violation of such limitation.

                               PRICING OF SHARES

 The net asset value of each Fund is determined and its Shares are priced at the close of regular trading hours on the New York Stock Exchange (the "Ex-change"), currently 4:00 p.m. (Eastern Time). Net asset value and pricing for each Fund are determined on each day the Exchange and the Investment Adviser and Sub-Adviser are open for trading ("Business Day"). Currently, the holidays which the Funds observe are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Co-lumbus Day, Veterans Day, Thanksgiving Day and Christmas. A Fund's net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets allocable to its Shares, less the liabilities allocable to its Shares, by the number of its outstanding Shares.

 The Funds' portfolio securities which are primarily traded on a domestic ex-change are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, ex-cept that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the pri-mary market for such security. Investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. An option, futures or foreign currency futures contract is valued at the last sales price quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. A forward currency contract is valued based on the last published forward currency rate which reflects the duration of the contract and the value of the underlying currency. All other foreign securi-ties are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with guidelines adopted by the Board of Directors. For valuation purposes, quotations of for-eign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion.

 Some of the securities acquired by the Funds may be traded on foreign ex-changes or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when investors can neither purchase nor redeem a Fund's Shares.

 Excelsior Fund's administrators have undertaken to price the securities in each Fund's portfolio, and may use one or more independent pricing services in connection with this service.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

 Shares in each Fund are continuously offered for sale by Excelsior Fund's sponsor and distributor, Edgewood Services, Inc. (the "Distributor"), a whol-ly-owned subsidiary of Federated Investors. The Distributor is a registered broker/dealer. Its principal business address is Clearing Operations, P.O. Box 897, Pittsburgh, PA 15230-0897.


PURCHASE OF SHARES

 The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

 Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Invest-ors, "Investors"). Shares may also be purchased by customers ("Customers") of the Investment Adviser, its affiliates and correspondent banks, and other in-stitutions ("Shareholder Organizations") that have entered into shareholder servicing agreements with Excelsior Fund. A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase orders for its Customers and to transmit, on a timely basis, payment for such orders to Chase Global Funds Service Company ("CGFSC"), the Funds' sub-transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases and redemptions will be sent by CGFSC to the particular Shareholder Organization. As an alternative, a Shareholder Organi-zation may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Cus-tomers' purchase and redemption orders with the Funds, CGFSC will send confir-mations of such transactions and periodic account statements directly to Cus-tomers. A Shareholder Organization may also elect to establish its Customers as record holders.

 Excelsior Fund enters into Shareholder servicing agreements with Shareholder Organizations which agree to provide their Customers various shareholder ad-ministrative services with respect to their Shares (hereinafter referred to as "Service Organizations"). Shares in the Funds bear the expenses of fees pay-able to Service Organizations for such services. See "Management of the Funds--Service Organizations."

 Customers wishing to purchase Shares through their Shareholder Organization should contact such entity directly for appropriate instructions. (For a list of Shareholder Organizations in your area, call (800) 446-1012.) An investor purchasing Shares through a registered investment adviser or certified finan-cial planner may incur transaction charges in connection with such purchases. Such investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may also purchase Shares directly in accordance with procedures described below under "Purchase Procedures."

PUBLIC OFFERING PRICE

 The public offering price for Shares of each Fund is the sum of the net asset value of the Shares purchased plus a sales load according to the table below:

                                                                   REALLOWANCE
                                        TOTAL SALES CHARGES         TO DEALERS
                                   ------------------------------ --------------
                                     AS A % OF       AS A % OF      AS A % OF
                                   OFFERING PRICE    NET ASSET    OFFERING PRICE
      AMOUNT OF TRANSACTION          PER SHARE    VALUE PER SHARE   PER SHARE
      ---------------------        -------------- --------------- --------------
Less than $50,000.................      4.50%          4.71%           4.00%
$50,000 to $99,999................      4.00           4.17            3.50
$100,000 to $249,999..............      3.50           3.63            3.00
$250,000 to $499,999..............      3.00           3.09            2.50
$500,000 to $999,999..............      2.00           2.05            1.50
$1,000,000 to $1,999,999..........      1.00           1.00             .50
$2,000,000 and over...............       .50            .50             .25

 The reallowance to dealers may be changed from time to time but will remain the same for all such dealers.

 At various times the Distributor may implement programs under which a deal-er's sales force may be eligible to win nominal awards for certain sales ef-forts or under which the Distributor will reallow to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distribu-tor, an amount not exceeding the total applicable sales charges on the sales generated by the dealer at the public offering price during such programs. Al-so, the Distributor in its discretion may from time to time, pursuant to ob-jective criteria established by the Distributor, pay fees to qualifying deal-ers for certain services or activities which are primarily intended to result in sales of Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and condi-tions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Shares or the amount that the Funds will receive from such sales.

 The sales load described above will not be applicable to: (a) purchases of Shares by customers of the Investment Adviser or its affiliates; (b) trust, agency or custodial accounts opened through the trust department of a bank, trust company or thrift institution, provided that appropriate notification of such status is given at the time of investment; (c) companies, corporations and partnerships (excluding full service broker/dealers and financial plan-ners, registered investment advisers and depository institutions not covered by the exemptions in (d) and (e) below);(d) financial planners and registered investment advisers not affiliated with or clearing purchases through full service broker/dealers; (e) purchases of Shares by depository institutions for their own account as principal; (f) exchange transactions (described below un-der "Investor Programs--Exchange Privilege") where the Shares being exchanged were acquired in connection with the distribution of assets held in trust, agency or custodial accounts maintained with the trust department of a bank;
(g) corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh accounts) sponsored by the Distributor and IRA accounts sponsored by the Investment Adviser; (h) company-sponsored employee pension or retirement plans making direct investments in the Funds; (i) purchases of Shares by officers, trustees, directors, employees, former employees and retirees of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund"), the In-vestment Adviser, the Distributor or of any direct or indirect affiliate of any of them; (j) purchases of Shares by all beneficial shareholders of Excel-sior Fund or Excelsior Tax-Exempt Fund as of May 22, 1989; (k) purchases of Shares by investment advisers registered under the Investment Advisers Act of 1940 for their customers through an omnibus account established with United States Trust Company of New York; (l) purchases of Shares by directors, offi-cers and employees of brokers and dealers selling shares pursuant to a selling agreement with Excelsior Fund and Excelsior Tax-Exempt Fund; (m) purchases of shares by investors who are members of affinity groups serviced by USAffinity Investments Limited Partnership; and (n) customers of certain financial insti-tutions who purchase Shares through a registered representative of UST Finan-cial Services Corp. on the premises of their financial institutions. In addi-tion, no sales load is charged on the reinvestment of dividends or distribu-tions or in connection with certain share exchange transactions. Investors who have previously redeemed shares in an "Eligible Fund" (as defined below) on which a sales load has been paid also have a one-time privilege of purchasing shares of another "Eligible Fund" at net asset value without a sales charge, provided that such privilege will apply only to purchases made within 30 cal-endar days from the date of redemption and only with respect to the amount of the redemption. These exemptions to the imposition of a sales load are due to the nature of the investors and/or reduced sales effort that will be needed in obtaining investments.

Quantity Discounts

 An investor in the Funds may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

 In order to obtain quantity discount benefits, an investor must notify CGFSC at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirma-tion of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please call (800) 446-1012 or con-tact your Shareholder Organization.

 Rights of Accumulation. A reduced sales load applies to any purchase of shares of any portfolio of Excelsior Fund and Excelsior Tax-Exempt Fund that is sold with a sales load ("Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the to-tal of: (a) the dollar amount of the then current purchase of shares of an El-igible Fund and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales load has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales load has been paid and subsequently purchases shares of an Eligible Fund having current value of $1,000, the load applicable to the subsequent purchase would be reduced to 4.00% of the offering price. Similarly, with re-spect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales load.

 Letter of Intent. By completing the Letter of Intent included as part of the New Account Application, an investor becomes eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales load, the offer-ing price of shares of an Eligible Fund on which a sales load has been paid, beneficially owned by an investor on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

 CGFSC will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by pur-chasing the specified amount. If purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect an investor's total pur-chases. If total purchases are less than the amount specified, an investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the total purchases. If such remittance is not received within 20 days, CGFSC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direc-tion, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to pur-chase the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales load. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

 Qualification for Discounts. For purposes of applying the Rights of Accumula-tion and Letter of Intent privileges described above, the scale of sales loads applies to the combined purchases made by any individual and/or spouse pur-chasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit sharing plan or IRA established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

PURCHASE PROCEDURES

General

 Direct Investors may purchase Shares by completing the Application for pur-chase of Shares accompa-nying this Prospectus and mailing it, together with a check payable to Excel-sior Funds, to:

   Excelsior Funds c/o Chase Global Funds Service Company P.O. Box 2798 Boston, MA 02208-2798

 Subsequent investments in an existing account in any Fund may be made at any time by sending to the above address a check payable to Excelsior Funds along with: (a) the detachable form that regularly accompanies the confirmation of a prior transaction; (b) a subsequent order form which may be obtained from CGFSC; or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Institu-tional Investors may purchase Shares by transmitting their purchase orders to CGFSC by telephone at (800) 446-1012 or by terminal access. Institutional In-vestors must pay for Shares with Federal funds or funds immediately available to CGFSC.

Purchases by Wire

 Investors may also purchase Shares by wiring Federal funds to CGFSC. Prior to making an initial investment by wire, an Investor must telephone CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280) for instructions. Federal funds and registration instructions should be wired through the Federal Reserve Sys-tem to:

   The Chase Manhattan Bank, N.A. ABA #021000021 Excelsior Funds, Account No. 9102732915 For further credit to: Excelsior Funds Wire Control Number Account Registration (including account number)

 Investors making initial investments by wire must promptly complete the Appli-cation accompanying this Prospectus and forward it to CGFSC. Redemptions by In-vestors will not be processed until the completed Application for purchase of Shares has been received by CGFSC and accepted by the Distributor. Investors making subsequent investments by wire should follow the above instructions.

Other Purchase Information

 Except as provided in "Investor Programs" below, the minimum initial invest-ment by an Investor or initial aggregate investment by a Shareholder Organiza-tion investing on behalf of its Customers is $500 per Fund. The minimum subse-quent investment for both types of investors is $50 per Fund. Customers may agree with a particular Shareholder Organization to make a minimum purchase with respect to their accounts. Depending upon the terms of the particular ac-count, Shareholder Organizations may charge a Customer's account fees for auto-matic investment and other cash management services provided. Excelsior Fund reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirements.

REDEMPTION PROCEDURES

 Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Funds in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsi-bility of the Shareholder Organizations to transmit redemption orders to CGFSC and credit such Customer accounts with the redemption proceeds on a timely ba-sis. Redemption orders for Institutional Investors must be transmitted to CGFSC by telephone at (800) 446-1012 or by terminal access. No charge for wiring re-demption payments to Shareholder Organizations or Institutional Investors is imposed by Excelsior Fund, although Shareholder Organizations may charge a Cus-tomer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Or-ganizations. An investor redeeming Shares through a registered investment ad-viser or cer-tified financial planner may incur transaction charges in connection with such redemptions. Such investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. In-vestors may redeem all or part of their Shares in accordance with any of the procedures described below (these procedures also apply to Customers of Share-holder Organizations for whom individual accounts have been established with CGFSC).

Redemption by Mail

 Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

   Excelsior Funds c/o Chase Global Funds Service Company P.O. Box 2798 Boston, MA 02208-2798

 A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identifica-tion number, and (iii) be signed by each registered owner exactly as the Shares are registered. If the Shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or accompanied by a duly exe-cuted stock power) and must be submitted to CGFSC together with the redemption request. A redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered secu-rities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Me-dallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Sig-nature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 446-1012 or at the ad-dress given above. CGFSC may require additional supporting documents for re-demptions made by corporations, executors, administrators, trustees and guardi-ans. A redemption request will not be deemed to be properly received until CGFSC receives all required documents in proper form. Payment for Shares re-deemed will ordinarily be made by mail within five Business Days after proper receipt by CGFSC of the redemption request. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280).

Redemption by Wire or Telephone

 Direct Investors who have so indicated on the Application, or have subse-quently arranged in writing to do so, may redeem Shares by instructing CGFSC by wire or telephone to wire the redemption proceeds directly to the Direct In-vestor's account at any commercial bank in the United States. Direct Investors who are shareholders of record may also redeem Shares by instructing CGFSC by telephone to mail a check for redemption proceeds of $500 or more to the share-holder of record at his or her address of record. Institutional Investors may also redeem Shares by instructing CGFSC by telephone at (800) 446-1012 or by terminal access. Only redemptions of $500 or more will be wired to a Direct In-vestor's account. An $8.00 fee for each wire redemption by a Direct Investor is deducted by CGFSC from the proceeds of the redemption. The redemption proceeds for Direct Investors must be paid to the same bank and account as designated on the Application or in written instructions subsequently received by CGFSC.

 In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, a Direct Investor must send a written request to Excelsior Fund, c/o CGFSC, at the address listed above under "Redemption by Mail." Such requests must be signed by the Direct Investor, with signatures guaranteed (see "Redemption by Mail" above, for details regarding signature guarantees). Further documentation may be requested.

 CGFSC and the Distributor reserve the right to refuse a wire or telephone re-demption if it is believed advisable to do so. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by Excelsior Fund, CGFSC or the Distributor. EXCELSIOR FUND, CGFSC AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELE-PHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, EXCELSIOR FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE IN-STRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

 If any portion of the Shares to be redeemed represents an investment made by personal check, Excelsior Fund and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been col-lected in accordance with the applicable banking regulations which may take up to 15 days. A Direct Investor who anticipates the need for more immediate ac-cess to his or her investment should purchase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a Direct Investor's purchase check is not col-lected, the purchase will be cancelled and CGFSC will charge a fee of $25.00 to the Direct Investor's account.

 During periods of substantial economic or market change, telephone redemp-tions may be difficult to complete. If an investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted above under "How to Purchase and Redeem Shares-- Redemption by Mail."

Other Redemption Information

 Except as described in "Investor Programs" below, Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to investor redemptions the balance in the particular account with respect to the Fund re-mains below $500. If a Customer has agreed with a particular Shareholder Or-ganization to maintain a minimum balance in his or her account at the institu-tion with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organiza-tion to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

GENERAL

 Purchase and redemption orders for Shares which are received and accepted prior to the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern Time) on any Business Day are priced according to the net asset value determined on that day. Purchase orders for Shares received and accepted after the close of regular trading hours on the Exchange are priced at the net asset value per Share determined on the next Business Day.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

 Investors and Customers of Shareholder Organizations may, after appropriate prior authorization and without an exchange fee imposed by the Excelsior Fund, exchange Shares in a Fund having a value of at least $500 for shares of the same series of any other portfolio offered by Excelsior Fund or Excelsior Tax-Exempt Fund, provided that such other shares may legally be sold in the state of the Investor's residence.

 Excelsior Fund currently offers, in addition to the International Fund and Regional Funds, 16 additional portfolios as follows:

  Money Fund, a money market fund seeking as high a level of current income as is consistent with li-quidity and stability of principal through investments in high-quality money market instruments maturing within 13 months;

  Government Money Fund, a money market fund seeking as high a level of cur-rent income as is consistent with liquidity and stability of principal through investments in obligations issued or guaranteed by the U.S. Govern-ment, its agencies or instrumentalities and repurchase agreements collateral-ized by such obligations;

  Treasury Money Fund, a money market fund seeking current income generally exempt from state and local income taxes through investments in direct short-term obligations issued by the U.S. Treasury and certain agencies or instru-mentalities of the U.S. Government;

  Short-Term Government Securities Fund, a fund seeking a high level of cur-rent income by investing principally in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agree-ments collateralized by such obligations, and having a dollar-weighted aver-age portfolio maturity of 1 to 3 years;

  Intermediate-Term Managed Income Fund, a fund seeking a high level of cur-rent interest income by investing principally in investment grade or better debt obligations and money market instruments, and having a dollar-weighted average portfolio maturity of 3 to 10 years;

  Managed Income Fund, a fund seeking higher current income through invest-ments in investment grade debt obligations, U.S. Government obligations and money market instruments;

  Equity Fund, a fund seeking primarily long-term capital appreciation through investments in a diversified portfolio of primarily equity securities;

  Income and Growth Fund, a fund investing substantially in equity securities in seeking to provide moderate current income and to achieve capital appreci-ation as a secondary objective;

  Long-Term Supply of Energy Fund, a fund seeking long-term capital apprecia-tion by investing in companies benefitting from the availability, development and delivery of secure hydrocarbon and other energy sources;

  Productivity Enhancers Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their roles as innovators, devel-opers and suppliers of goods and services which enhance service and manufac-turing productivity or companies that are most effective at obtaining and ap-plying productivity enhancement developments;

  Environmentally-Related Products and Services Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their provi-sion of products, technologies and services related to conservation, protec-tion and restoration of the environment;

  Aging of America Fund, a fund seeking long-term capital appreciation by in-vesting in companies benefitting from the changes occurring in the demo-graphic structure of the U.S. population, particularly of its growing popula-tion of individuals over the age of 40;

  Communication and Entertainment Fund, a fund seeking long-term capital ap-preciation by investing in companies benefitting from the technological and international transformation of the communications and entertainment indus-tries, particularly the convergence of information, communication and enter-tainment media;

  Business and Industrial Restructuring Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their restructuring or redeployment of assets and operations in order to become more competitive or profitable;

  Global Competitors Fund, a fund seeking long-term capital appreciation by investing in U.S.-based companies benefitting from their position as effec-tive and strong competitors on a global basis; and

  Early Life Cycle Fund, a fund seeking long-term capital appreciation by in-vesting in smaller companies in the earlier stages of their development or larger or more mature companies engaged in new and higher growth potential operations.

 Excelsior Tax-Exempt Fund currently offers five portfolios as follows:

  Tax-Exempt Money Fund, a diversified tax-exempt money market fund seeking a moderate level of current interest income exempt from Federal income taxes through investing primarily in high-quality municipal obligations maturing within 13 months;

  Short-Term Tax-Exempt Securities Fund, a diversified fund seeking a high level of current interest income exempt from Federal income taxes through in-vestments in municipal obligations and having a dollar-weighted average port-folio maturity of 1 to 3 years;

  Intermediate-Term Tax-Exempt Fund, a diversified fund seeking a high level of current income exempt from Federal income taxes through investments in mu-nicipal obligations and having a dollar-weighted average portfolio maturity of three to ten years;

  Long-Term Tax-Exempt Fund, a diversified fund seeking to maximize over time current income exempt from Federal income taxes, investing primarily in mu-nicipal obligations and having a dollar-weighted average portfolio maturity of 10 to 30 years; and

  New York Intermediate-Term Tax-Exempt Fund, a nondiversified fund designed to provide New York investors with a high level of current income exempt from Federal and, to the extent possible, New York state and New York City income taxes; this fund invests primarily in New York municipal obligations and has a dollar-weighted average portfolio maturity of three to ten years.

 An exchange involves a redemption of all or a portion of the Shares in a Fund and the investment of the redemption proceeds in shares of another portfolio of Excelsior Fund or Excelsior Tax-Exempt Fund. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined after the exchange request is received. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares (plus any applicable sales load) next determined after acceptance of the exchange re-quest. No sales load will be payable on shares to be acquired through an ex-change to the extent that a sales load was previously paid on the Shares being exchanged.

 Investors may find the exchange privilege useful if their investment objec-tives or market outlook should change after they invest in a Fund. For further information regarding exchange privileges, shareholders should call (800) 446-1012 (from overseas, call ((617) 557-8280). Investors exercising the exchange privilege with the other portfolios of Excelsior Fund or Excelsior Tax-Exempt Fund should request and review the prospectuses of such funds. Such prospec-tuses may be obtained by calling the numbers listed above. In order to prevent abuse of this privilege to the disadvantage of other shareholders, Excelsior Fund and Excelsior Tax-Exempt Fund reserve the right to limit the number of ex-change requests of Investors and Customers of Shareholder Organizations to no more than six per year. Excelsior Fund may modify or terminate the exchange program at any time upon 60 days written notice to shareholders, and may reject any exchange request. EXCELSIOR FUND, CGFSC AND THE DISTRIBUTOR ARE NOT RESPON-SIBLE FOR THE AUTHENTICITY OF EXCHANGE REQUESTS RECEIVED BY TELEPHONE THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE IN-STRUCTIONS ARE GENUINE, EXCELSIOR FUND WILL USE SUCH PROCEDURES AS ARE CONSID-ERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMA-TION AS TO ACCOUNT REGISTRATION.

 For Federal income tax purposes, an exchange of Shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before mak-ing an exchange, an investor should consult a tax or other financial adviser to determine tax consequences.

SYSTEMATIC WITHDRAWAL PLAN

 An Investor who owns Shares of a Fund with a value of $10,000 or more may es-tablish a Systematic Withdrawal Plan. The Investor may request a declining-bal-ance withdrawal, a fixed-dollar withdrawal, a fixed-share withdrawal, or a fixed-percentage withdrawal (based on the current value of Shares in the ac-count) on a monthly, quarterly, semi-annual or annual basis. To initiate the Systematic Withdrawal Plan, an investor must complete the Supplemental Appli-cation contained in this Prospectus and mail it to CGFSC at the address given above. Further information on establishing a Systematic Withdrawal Plan may be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280).

 Shareholder Organizations may, at their discretion, establish similar system-atic withdrawal plans with respect to the Shares held by their Customers. In-formation about such plans and the applicable procedures may be obtained by Customers directly from their institutions.

RETIREMENT PLANS

 Shares are available for purchase by Investors in connection with the follow-ing tax-deferred prototype retirement plans offered by United States Trust Company of New York:

  IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

  Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

  Keogh Plans for self-employed individuals.

 Investors investing in the Funds pursuant to Profit Sharing and Money-Pur-chase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other mat-ters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280). Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

AUTOMATIC INVESTMENT PROGRAM

 The Automatic Investment Program permits Investors to purchase Shares (mini-mum of $50 per Fund per transaction) at regular intervals selected by the In-vestor. The minimum initial investment for an Automatic Investment Program ac-count is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, Shares are purchased by transferring funds from an In-vestor's checking, bank money market or NOW account designated by the Invest-or. At the Investor's option, the account designated will be debited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

 The Automatic Investment Program is one means by which an Investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time mar-ket performance, a fixed dollar amount is invested in Shares at predetermined intervals. This may help Investors to reduce their average cost per share be-cause the agreed upon fixed investment amount allows more Shares to be pur-chased during periods of lower share prices and fewer Shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, how-ever, that Shares bought using Dollar Cost Averaging are purchased without re-gard to their price on the day of investment or to market trends. In addition, while Investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his Shares at a price which is lower than their purchase price.

 To establish an Automatic Investment account permitting Investors to use the Dollar Cost Averaging investment method described above, an Investor must com-plete the Supplemental Application contained in this Prospectus and mail it to CGFSC. An Investor may cancel his participation in this Program or change the amount of purchase at any time by mailing written notification to CGFSC, P.O. Box 2798, Boston, MA 02208-2798 and notification will be effective three Busi-ness

Days following receipt. Excelsior Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contem-plated. An Investor may also implement the Dollar Cost Averaging method on his own initiative or through other entities.

                          DIVIDENDS AND DISTRIBUTIONS

 Dividends from the net income of each Fund are declared and paid semi-annual-ly. For dividend purposes, a Fund's investment income is reduced by accrued expenses directly attributable to that Fund and the general expenses of Excel-sior Fund prorated to that Fund on the basis of its relative net assets. A Fund's net investment income available for distribution to the holders of Shares will be reduced by the amount of other expenses allocated to such se-ries. Net realized capital gains are distributed at least annually. Dividends and distributions will reduce the net asset value of a Fund by the amount of the dividend or distribution. All dividends and distributions paid on Shares held of record by the Investment Adviser and its affiliates or correspondent banks will be paid in cash. Direct and Institutional Investors and Customers of other Shareholder Organizations will receive dividends and distributions in additional Shares (as determined on the payable date), unless they have re-quested in writing (received by CGFSC at Excelsior Fund's address prior to the payment date) to receive dividends and distributions in cash. Reinvested divi-dends and distributions receive the same tax treatment as those paid in cash.

                                     TAXES

FEDERAL

 Each of the Funds qualified for its last taxable year as a "regulated invest-ment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund expects to so qualify in future years. Such qualification generally relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

 Qualification as a regulated investment company under the Code requires, among other things, that a Fund distribute to its shareholders at least 90% of its investment company taxable income for each taxable year. In general, a Fund's investment company taxable income will be its taxable income (including dividends, interest and short-term capital gains), subject to certain adjust-ments and excluding the excess of any net long-term capital gain for the tax-able year over the net short-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company income each year. Such dividends will be taxable as ordinary income to a Fund's shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional Shares. (Federal income taxes for distributions to IRAs and qualified pension plans are de-ferred under the Code.) It is anticipated that none of the dividends paid by a Fund will be eligible for the dividends received deduction for corporations.

 Distributions by a Fund of the excess of its net long-term capital gain over its short-term capital loss are taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their Shares and whether such gains are received in cash or reinvested in additional Shares.

 Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the fol-lowing year.

 An investor considering buying Shares of a Fund on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to him.

 A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Shares, depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange. If a share-holder holds Shares for six months or less and during that time receives a capital gain dividend on those Shares, any loss recognized on the sale or ex-change of those Shares will be treated as a long-term capital loss to the ex-tent of the capital gain dividend. Generally, a shareholder may include sales charges incurred upon the purchase of Shares in his tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or ex-change of such Shares. However, if the shareholder effects an exchange of Shares of a Fund for shares of another portfolio of Excelsior Fund or Excel-sior Tax-Exempt Fund within 90 days of the purchase and is able to reduce the sales charges applicable to the new shares (by virtue of the exchange privi-lege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged Shares for the purpose of determining gain or loss, but may be included (subject to the same limitation) in the tax basis of the new shares.

 It is expected that dividends and certain interest income earned by each Fund from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corpora-tions, such Fund may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. A Fund may make this election. As a consequence, the amount of such foreign taxes paid by a Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit his proportionate amounts of such taxes against his U.S. Federal income tax liabilities or (b) if he itemizes his deductions, to deduct such proportionate amounts from his U.S. taxable income.

 Qualification as a regulated investment company under the Code also requires that a Fund satisfy certain requirements with respect to the source of its in-come for a taxable year. At least 90% of the gross income of a Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign cur-rencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Some of the investments that a Fund may make (such as gold bullion) may not be se-curities or may not produce qualifying income. Therefore, it may be necessary for the Investment Adviser and Sub-Adviser to restrict the investments of a Fund to ensure that non-qualifying income does not exceed 10% of such Fund's total gross income for a taxable year.

 The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situa-tions. Shareholders will be advised annually as to the Federal income tax con-sequences of distributions made each year.

STATE AND LOCAL

 Purchasers are advised to consult their tax advisers concerning the applica-tion of state and local taxes, which may have different consequences from those of the Federal income tax law described above.

                            MANAGEMENT OF THE FUNDS

 The business and affairs of the Funds are managed under the direction of Ex-celsior Fund's Board of Directors. The Statement of Additional Information con-tains the names of and general background information concerning Excelsior Fund's directors.

INVESTMENT ADVISER AND SUB-ADVISERS

 United States Trust Company of New York serves as the Investment Adviser to the Funds. U.S. Trust is a state-chartered bank and trust company. The Invest-ment Adviser provides trust and banking services to individuals, corporations, and institutions both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. The Investment Adviser is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clear-ing House Association.

 On December 31, 1994, the Investment Adviser's Asset Management Group had ap-proximately $33 billion in assets under management. The Investment Adviser, which has its principal offices at 114 W. 47th Street, New York, New York 10036, is a subsidiary of U.S. Trust Corporation, a registered bank holding company.

 Foreign and Colonial Asset Management ("FACAM") (an SEC-registered investment adviser) provides sub-advisory services to the International and Pan European Funds. FACAM, a New York general partnership with offices at Exchange House, Primrose Street, London EC2A2NY, is an investment management joint venture created in 1982 by F&C Overseas Limited ("FCOC") and UST Overseas Corporation ("USTOC"), an indirect wholly owned subsidiary of the Investment Adviser. FCOC and USTOC are general partners of FACAM with equal capital contribution. FCOC, a private English company, is a wholly owned subsidiary of F&C Management, Ltd. F&C Management, Ltd. is 50% owned by five U.K. investment trusts: F&C In-vestment Trust Plc, F&C Pacific Investment Trust Plc, F&C Smaller Companies Investment Trusts Plc, F&C Enterprise Trust Plc and F&C Eurotrust Plc. The re-maining 50% of F&C Management, Ltd. is owned by Bayerische Hypotheken und Wechsel Bank AG of Munich, Germany. FACAM currently manages and advises sev-eral commingled funds with assets in excess of $9 billion at the end of 1994.

 Under the current sub-advisory agreements FCEML (collectively with FACAM, the "Sub-Advisers") provides sub-advisory services to the Emerging Americas and Pacific/Asia Funds. FCEML was founded in 1987, and is a joint venture among F&C Management, Ltd., the parent of FACAM, Banco de Investimentos Garantia ("Banco"), a Brazilian investment bank headquartered in Sao Paulo, Brazil, and management of FCEML. Banco is owned by private investors. FCEML's offices are at Exchange House, Primrose Street, London EC2A2NY.

 The Sub-Advisers provide a continuous investment program for the Funds for which they act as sub-adviser, including investment research and management with respect to all foreign securities and investments of the Funds. The Sub-Advisers prepare, subject to the Investment Adviser's approval, lists of rec-ommended countries and determine what securities and other investments will be purchased, retained or sold for each Fund for which they act as sub-adviser. The Investment Adviser advises the Sub-Advisers with respect to U.S. economic factors and trends, assists and consults with the Sub-Advisers in connection with the particular Fund's continuous investment program, places orders with respect to purchases and sales of U.S. issuers, manages the particular Fund's short-term cash in cooperation with the particular Sub-Adviser, monitors the Sub-Advisers' investment procedures and periodically reviews, evaluates and reports to Excelsior Fund's Board of Directors concerning the Sub-Advisers' performance.

 All investment decisions for the International, Emerging Americas, Pacific/Asia and Pan European Funds are made by committee and no persons are primarily responsible for making recommendations to that committee.

 For the services provided and expenses assumed pursuant to its Investment Ad-visory Agreements, the Investment Adviser is entitled to be paid a fee, com-puted daily and paid monthly, at the annual rate of 1% of the average daily net assets of each Fund. Although the advisory fee rate payable by the Funds is higher than the rates payable by most mutual funds, Excelsior Fund believes it is comparable to the rate paid by many other funds with similar investment objectives and policies and is appropriate for the Funds in light of their in-vestment objective and policies. FACAM is entitled to receive from the Invest-ment Adviser a fee, computed and paid quarterly, at the annual rate of .70% of the average daily net assets of each of the International and Pan European Funds. FCEML is entitled to receive from the Investment Adviser a fee, com-puted and paid quarterly, at the annual rates of .50% and .70% of the average daily net assets of the Emerging Americas and Pacific/Asia Funds, respective-ly.

 For the fiscal year ended March 31, 1995, the Investment Adviser received an advisory fee after waivers at the effective annual rates of .94%, .93%, .95% and .94% of the average daily net assets of the International, Emerging Ameri-cas, Pacific/Asia and Pan European Funds, respectively. For the same period, the Investment Adviser waived advisory fees at the effective annual rates of
 .06%, .07% .05% and .06% of the average daily net assets of the International, Emerging Americas, Pacific/Asia and Pan European Funds, respectively. For the same period, FACAM received a sub-advisory fee from the Investment Adviser at the effective annual rates of .70% and .70% of the average daily net assets of the International and Pan European Funds, respectively. For the fiscal year ended March 31, 1995, FCEML received a sub-advisory fee from the Investment Adviser at the effective annual rates of .50% and .70% of the average daily net assets of the Emerging Americas and Pacific/Asia Funds, respectively.

 From time to time, the Investment Adviser and Sub-Advisers may waive (either voluntarily or pursuant to applicable state expense limitations) all or a por-tion of the advisory fees payable with respect to a Fund, which waivers may be terminated at any time. See "Management of the Funds--Service Organizations" for additional information on fee waivers.

ADMINISTRATORS

 CGFSC, Federated Administrative Services and U.S. Trust serve as the Funds' administrators (the "Administrators") and provide them with general adminis-trative and operational assistance. For the services provided to the Funds, the Administrators are jointly entitled to a fee, computed daily and paid monthly, at the annual rate of .20% of the average daily net assets of each Fund. From time to time, the Administrators may waive (either voluntarily or pursuant to applicable state expense limitations) all or a portion of the ad-ministration fee payable to them by a Fund, which waivers may be terminated at any time. See "Management of the Funds--Service Organizations" for additional information on fee waivers. For the fiscal year ended March 31, 1995, CGFSC and Concord Holding Corporation, the Funds' former co-administrator, received an aggregate administration fee (under the compensation arrangements noted above) at the effective annual rate of .20% of the average daily net assets of each of the International, Emerging Americas, Pacific/Asia and Pan European Funds.

SERVICE ORGANIZATIONS

 Excelsior Fund will enter into an agreement ("Servicing Agreement") with each Service Organization requiring it to provide administrative support services to its Customers beneficially owning Shares. As a consideration for the admin-istrative services provided to Customers, a Fund will pay the Service Organi-zation an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its Shares held by the Service Organization's Customers. Such services, which are described more fully in the Statement of Additional Infor-mation under "Management of the Funds--Service Organizations," may include as-sisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; and providing periodic statements. Under the terms of the Servicing Agreement, Service Organizations will be required to provide to Cus-tomers a schedule of any fees that they may charge in connection with a Cus-tomer's investment. Until further notice, the Investment Adviser and Adminis-trators have voluntarily agreed to waive fees payable by a Fund in an amount equal to administrative service fees payable by that Fund.

BANKING LAWS

 Banking laws and regulations currently prohibit a bank holding company regis-tered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a regis-tered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Shares of the Funds, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks gen-erally from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such company for and upon the order of customers. The Investment Adviser, CGFSC and certain Shareholder Organizations may be subject to such banking laws and regulations. State secu-rities laws may differ from the interpretations of Federal law discussed in this paragraph and banks and financial institutions may be required to regis-ter as dealers pursuant to state law.

 Should legislative, judicial, or administrative action prohibit or restrict the activities of the Investment Adviser or other Shareholder Organizations in connection with purchases of Fund Shares, the Investment Adviser and such Shareholder Organizations might be required to alter materially or discontinue the investment services offered by them to Customers. It is not anticipated, however, that any resulting change in the Funds' method of operations would affect their net asset values per Share or result in financial loss to any shareholder.

                         DESCRIPTION OF CAPITAL STOCK

 Excelsior Funds, Inc. (formerly UST Master Funds, Inc.) was organized as a Maryland corporation on August 2, 1984. Currently, Excelsior Fund has autho-rized capital of 35 billion shares of Common Stock, $.001 par value per share, classified into 40 series of shares representing interests in 20 investment portfolios. This Prospectus describes the International, Emerging Americas, Pacific/Asia and Pan European Funds.

 Each share in a Fund represents an equal proportionate interest in the par-ticular Fund with other shares of the same class, and is entitled to such div-idends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Excelsior Fund's Board of Di-rectors. Excelsior Fund's Charter authorizes the Board of Directors to clas-sify or reclassify any class of shares into one or more additional classes or series.

 Excelsior Fund's shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the ag-gregate and not by class, except as otherwise expressly required by law.

 Certificates for Shares will not be issued unless expressly requested in writing to CGFSC and will not be issued for fractional Shares.

 As of July 11, 1995, U.S. Trust held of record substantially all of the Shares in the Funds as agent or custodian for its customers, but did not own such Shares beneficially because it did not have voting or investment discre-tion with respect to such Shares. U.S. Trust is a wholly-owned subsidiary of U.S. Trust Corporation.

                          CUSTODIAN AND TRANSFER AGENT

 The Chase Manhattan Bank, N.A. ("Chase"), a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets. Com-munications to the custodian should bedirected to Chase, Mutual Funds Service Division, 770 Broadway, New York, New York 10003-9598.

 Chase may enter into an international sub-custodian agreement with a third party providing for the custody of foreign securities held by the Funds.

 U.S. Trust serves as the Funds' transfer and dividend disbursing agent. U.S. Trust has also entered into a sub-transfer agency arrangement with CGFSC, 73 Tremont Street, Boston, Massachusetts 02108-3913, pursuant to which CGFSC pro-vides certain transfer agent, dividend disbursement and registrar services to the Funds.

                            PERFORMANCE INFORMATION

 From time to time, in advertisements or in reports to shareholders, the per-formance of the Shares of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For exam-ple, the performance of a Fund may be compared to data prepared by Lipper Ana-lytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of a Fund may also be compared to the Europe, Australia, and Far East Index ("EAFE") and the Financial Times Index, unmanaged standard foreign securities indexes.

 Performance data as reported in national financial publications, including but not limited to Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.

 From time to time, each Fund may advertise its performance by using "average annual total return" over various periods of time. Such total return figure re-flects the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring pe-riod. Average total return figures will be given for the most recent one-year period, and may be given for other periods as well (such as from the commence-ment of a Fund's operations, or on a year-by-year basis). Each Fund may also use aggregate total return figures for various periods, representing the cumu-lative change in the value of an investment in the Fund for the specific peri-od. Both methods of calculating total return assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund Shares and also reflect the maximum sales load charged by the Fund.

 Performance will fluctuate and any quotation of performance should not be con-sidered as representative of a Fund's future performance. Shareholders should remember that performance is generally a function of the kind and quality of the instrument held in a portfolio, operating expenses, and market conditions. Any fees charged by Shareholder Organizations with respect to accounts of Cus-tomers that have invested in Shares will not be included in calculations of performance.

                                 MISCELLANEOUS

 Shareholders will receive unaudited semiannual reports describing the Funds' investment operations and annual financial statements audited by the Funds' in-dependent auditors.

 As used in this Prospectus, a "vote of the holders of a majority of the out-standing shares" of Excelsior Fund or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental in-vestment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of Excelsior Fund or such Fund, or (b) 67% or more of the shares of Excelsior Fund or such Fund present at a meeting if more than 50% of the outstanding shares of Excelsior Fund or the Fund are represented at the meeting in person or by proxy.

 Inquiries regarding any of the Funds may be directed to the Distributor at the address listed under "Distributor."

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

  Complete the Application(s) and mail to:
                                        FOR OVERNIGHT DELIVERY: send to:


  Excelsior Funds c/o Chase Global Funds Service Company P.O. Box 2798
  Boston, MA 02208-2798
                                        Excelsior Funds c/o Chase Global Funds
                                        Service Company--Transfer Agent 73
                                        Tremont Street Boston, MA 02108-3913

  Please enclose with the Application(s) your check made payable to the "Excelsior Funds" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus entitled "How to Purchase and Redeem Shares--Purchase Procedures."

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, the minimum initial investment is $500 per Fund; subsequent investments must be in the minimum amount of $50 per Fund. Investments may be made in excess of these minimums.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with procedures described in the Prospectus. In the case of shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organizations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests in excess of $50,000 per account must be accompanied by signature guarantees.

SIGNATURES: Please be sure to sign the Application(s).

  If the shares are registered in the name of:
    - an individual, the individual should sign.
    - joint tenants, both tenants should sign.
    - a custodian for a minor, the custodian should sign.
    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*

  *A corporate resolution or appropriate certificate may be required.

QUESTIONS:

  If you have any questions regarding the Application or redemption requirements, please contact the transfer agent at (800) 446-1012 between 9:00 a.m. and 5:00 p.m. (Eastern Time).

--------------------------------------------------------------------------------

  [LOGO OF EXCELSIOR FUNDS  CHASE GLOBAL FUNDS SERVICE COMPANY     NEW
     INC. APPEARS HERE]     CLIENT SERVICES                        ACCOUNT
                            P.O. Box 2798                          APPLICATION
                            Boston, MA 02208-2798
                            (800) 446-1012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

  [_] Individual   [_] Joint Tenants    [_] Trust   [_] Gift/Transfer to Minor
  [_] Other ____________________________________________________________________

  Note: Joint tenant registration will be as "joint tenants with right of survivorship" unless otherwise specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and the date of the trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN")). For IRA accounts a different application is required.

  _____________________________  _______________________________________________
  Name(s) (please print)         Social Security # or Taxpayer Identification #

                                 (   )
  _____________________________  _______________________________________________
  Name                           Telephone #
  _____________________________
  Address
  _____________________________  [_] U.S. Citizen  [_] Other (specify)__________
  City/State/Zip

--------------------------------------------------------------------------------

  FUND SELECTION (THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT IS $500 PER
  FUND AND $50 PER FUND, RESPECTIVELY. MAKE CHECKS PAYABLE TO "EXCELSIOR
  FUNDS.")
--------------------------------------------------------------------------------

                                  INITIAL INVESTMENT                                        INITIAL INVESTMENT
     [_] International Fund       $ ____________ 802    [_] Emerging Americas Fund          $ ____________ 822
     [_] Pan European Fund        $ ____________ 821    [_] Other ________________________  $ ____________
     [_] Pacific/Asia Fund        $ ____________ 820
                                                        TOTAL INITIAL INVESTMENT:           $ ____________

  NOTE: If investing by wire, you must obtain a Bank Wire Control Number. To do so, please call (800) 446-1012 and ask for the Wire Desk.

  A. BY MAIL: Enclosed is a check in the amount of $ _____ payable to "Excelsior Funds."
  B. BY WIRE: A bank wire in the amount of $_____ has been sent to the Fund from _________________________________  ______________________________________
                Name of Bank                        Wire Control Number


  CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:
  All dividends are to be             [_] reinvested        [_] paid in cash
  All capital gains are to be         [_] reinvested        [_] paid in cash

--------------------------------------------------------------------------------
  ACCOUNT PRIVILEGES
--------------------------------------------------------------------------------

  TELEPHONE EXCHANGE AND REDEMPTION

  [_] I/We appoint CGFSC as my/our agent to act upon instructions received by telephone in order to effect the telephone exchange and redemption privileges. I/We hereby ratify any instructions given pursuant to this authorization and agree that Excelsior Fund, Excelsior Tax-Exempt Fund, CGFSC and their directors, officers and employees will not be liable for any loss, liability, cost or expense for acting upon instructions believed to be genuine and in accordance with the procedures described in the then current Prospectus. To the extent that Excelsior Fund and Excelsior Tax-Exempt Fund fail to use reasonable procedures as a basis for their belief, they or their service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

  I/We further acknowledge that it is my/our responsibility to read the Prospectus of any Fund into which I/we exchange.

  [_] I/We do not wish to have the ability to exercise telephone redemption and exchange privileges. I/We further understand that all exchange and redemption requests must be in writing.

  SPECIAL PURCHASE AND REDEMPTION PLANS
  I/We have completed and attached the Supplemental Application for:

  [_] Automatic Investment Plan
  [_] Systematic Withdrawal Plan

  AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO PRE-DESIGNATED ACCOUNT.

  I/We hereby authorize CGFSC to act upon instructions received by telephone to withdraw $500 or more from my/our account in the Excelsior Funds and to wire the amount withdrawn to the following commercial bank account. I/We understand that CGFSC charges an $8.00 fee for each wire redemption, which will be deducted from the proceeds of the redemption.

  Title on Bank Account*________________________________________________________

  Name of Bank _________________________________________________________________

  Bank A.B.A. Number ___________________________ Account Number ________________

  Bank Address _________________________________________________________________

  City/State/Zip _______________________________________________________________
  (attach voided check here)

  A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certificate of Partnership") indicating the names and titles of officers authorized to act on its behalf.
  * TITLE ON BANK AND FUND ACCOUNT MUST BE IDENTICAL.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  RIGHTS OF ACCUMULATION
--------------------------------------------------------------------------------

  To qualify for Rights of Accumulation, you must complete this section, listing all of your accounts including those in your spouse's name, joint accounts and accounts held for your minor children. If you need more space, please attach a separate sheet.

  [_] I/We qualify for the Rights of Accumulation sales charge discount described in the Prospectus and Statement of Additional Information.
  [_] I/We own shares of more than one Fund distributed by Edgewood Services,
      Inc. Listed below are the numbers of each of my/our Shareholder Accounts.
  [_] The registration of some of my/our shares differs from that shown on this application. Listed below are the account number(s) and full registration(s) in each case.

  LIST OF OTHER EXCELSIOR FUND ACCOUNTS:
  ______________________  ______________________________________________________
  ______________________  ______________________________________________________
  ______________________  ______________________________________________________
  ACCOUNT NUMBER          ACCOUNT REGISTRATIONS

--------------------------------------------------------------------------------
  LETTER OF INTENT
--------------------------------------------------------------------------------

  [_] I agree to the Letter of Intent provisions set forth in the Prospectus. Although I am not obligated to purchase, and Excelsior Fund is not obligated to sell, I intend to invest, over a 13-month period beginning on , 19 , an aggregate amount in Eligible Funds of Excelsior Fund and Excelsior Tax-Exempt Fund at least equal to (check appropriate box):

  [_] $50,00    [_] $100,000    [_] $250,000
  [_] $500,000  [_] $1,000,000  [_] $2,000,0000

  By signing this application, I hereby authorize CGFSC to redeem an appropriate number of shares held in escrow to pay any additional sales loads payable in the event that I do not fulfill the terms of this Letter of
  Intent.
--------------------------------------------------------------------------------
  AGREEMENTS AND SIGNATURES
--------------------------------------------------------------------------------
  By signing this application, I/we hereby certify under penalty of perjury that the information on this application is complete and correct and that as required by Federal law:

  [_] I/We certify that (1) the number(s) shown on this form is/are the correct taxpayer identification number(s) and (2) I/we are not subject to backup withholding either because I/we have not been notified by the Internal Revenue Service that I/we are subject to backup withholding, or the IRS has notified me/us that I am/we are no longer subject to backup withholding. (NOTE: IF ANY OR ALL OF PART 2 IS NOT TRUE, PLEASE STRIKE OUT THAT PART BEFORE SIGNING.)

  [_] If no taxpayer identification number ("TIN") or SSN has been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN, and I/we understand that if I/we do not provide this number to CGFSC within 60 days of the date of this application, or if I/we fail to furnish my/our correct SSN or TIN, I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide this number on Form W-9. You may request the form by calling CGFSC at the number listed above).

  I/We represent that I am/we are of legal age and capacity to purchase shares of the Excelsior Funds. I/We have received, read and carefully reviewed a copy of the appropriate Fund's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Fund nor the Distributor is a bank and that Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, United States Trust Company of New York, its parent and affiliates and the Shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency; and that an investment in the Funds involves investment risks, including possible loss of principal amount invested.

  X _____________________________________ Date _________________________________
  Owner Signature

  X _____________________________________ Date _________________________________
  Co-Owner Signature

  Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for a corporation, trust custodial account, etc.).

--------------------------------------------------------------------------------
  FOR USE BY AUTHORIZED AGENT (BROKER/DEALER) ONLY
--------------------------------------------------------------------------------

  We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Edgewood Services, Inc., and with the Prospectus and Statement of Additional Information of each Fund purchased. We agree to notify CGFSC of any purchases made under the Letter of Intent or Rights of Accumulation.

  ________________________________________  ____________________________________
  Investment Dealer's Name                  Source of Business Code

  ________________________________________  ____________________________________
  Main Office Address                       Branch Number

  ________________________________________  ____________________________________
  Representative's Number                   Representative's Name

  ________________________________________  ____________________________________
  Branch Address                            Telephone

  ________________________________________  ____________________________________
  Investment Dealer's Authorized Signature  Title



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  [LOGO OF EXCELSIOR FUNDS  CHASE GLOBAL FUNDS         SUPPLEMENTAL
     INC. APPEARS HERE]     SERVICE COMPANY            APPLICATION
                            CLIENT SERVICES            SPECIAL INVESTMENT AND
                            P.O. Box 2798              WITHDRAWAL OPTIONS
                            Boston, MA 02208-2798
                            (800) 446-1012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ACCOUNT REGISTRATION   PLEASE SUPPLY THE FOLLOWING INFORMATION EXACTLY AS IT
                         APPEARS ON THE FUND'S RECORD.
--------------------------------------------------------------------------------

  Fund Name _________________________  Account Number __________________________
  Owner Name ________________________ Social Security or Taxpayer ID Number ___ Street Address ____________________ City, State, Zip Code ___________________
  Resident of [_] U.S. [_] Other ____  [_] Check here if this is a change of address
--------------------------------------------------------------------------------
  DISTRIBUTION OPTIONS (DIVIDENDS AND CAPITAL GAINS WILL BE REINVESTED UNLESS OTHERWISE INDICATED)
--------------------------------------------------------------------------------

  A. CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:

         All dividends are to be      [_] reinvested  [_] paid in cash
         All capital gains are to be  [_] reinvested  [_] paid in cash

  B. PAYMENT ORDER: Complete only if distribution checks are to be payable to another party. Make distribution checks payable to:

                                       Name of Your Bank _______________________
  Name ____________________________    Bank Account Number _____________________
  Address _________________________    Address of Bank _________________________
  City, State, Zip Code ________________________________________________________

  C. DISTRIBUTIONS REINVESTED-CROSS FUNDS: Permits all distributions from one Fund to be automatically reinvested into another identically-registered Excelsior Fund. (NOTE: You may NOT open a new Fund account with this option.) Transfer all distributions earned:

  From: _______________________________  Account No. ___________________________
                   (Fund)
  To: _________________________________  Account No. ___________________________
                   (Fund)
--------------------------------------------------------------------------------
  AUTOMATIC INVESTMENT PLAN   [_] YES  [_] NO
--------------------------------------------------------------------------------

  I/We hereby authorize CGFSC to debit my/our personal checking account on the designated dates in order to purchase shares in the Fund indicated at the top of this application at the applicable public offering price determined on that day.
                      [_] Monthly on the 1st day
                      [_] Monthly on the 15th day
                      [_] Monthly on both the 1st and 15th days
  Amount of each debit (minimum $50 per Fund) $ ________________________
  NOTE: A Bank Authorization Form (below) and a voided personal check must accompany the Automatic Investment Plan application.

- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
--------------------------------------------------------------------------------

  EXCELSIOR FUNDS CLIENT SERVICES                     AUTOMATIC INVESTMENT PLAN

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  BANK AUTHORIZATION
--------------------------------------------------------------------------------

  _________________________ _________________________ __________________________
  Bank Name                 Bank Address              Bank Account Number

  I/We authorize you, the above named bank, to debit my/our account for amounts drawn by CGFSC, acting as my agent for the purchase of Fund shares. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until revoked in writing and received by you. I/We agree that you shall incur no liability when honoring debits, except a loss due to payments drawn against insufficient funds. I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the cancellation of that purchase.

  _____________________________________  _______________________________________
  Account Holder's Name                  Joint Account Holder's Name

  X ____________________ ______________  X ____________________ ________________
         Signature       Date                   Signature       Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  SYSTEMATIC WITHDRAWAL PLAN   [_] YES   [_] NO     NOT AVAILABLE FOR IRA'S
--------------------------------------------------------------------------------

   AVAILABLE TO SHAREHOLDERS WITH ACCOUNT BALANCES OF $10,000 OR MORE.

  I/We hereby authorize CGFSC to redeem the necessary number of shares from my/our Excelsior Fund Account on the designated dates in order to make the following periodic payments:

  [_] Monthly on the 24th day

  [_] Quarterly on the 24th day of January, April, July and October

  [_] Other_____________________________________________________________________

  (This request for participation in the Plan must be received by the 18th day of the month in which you wish withdrawals to begin.)

  Amount of each check ($100 minimum) $ ________________________________________

  Please make check payable to: (To be completed only if redemption proceeds to be paid to other than account holder of record or mailed to address other than address of record)

  Recipient ____________________________________________________________________

  Street Address _______________________________________________________________

  City, State, Zip Code ________________________________________________________

  NOTE: If recipient of checks is not the registered shareholder, signature(s) below must be guaranteed. A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names and titles of officers authorized to act on its behalf.

--------------------------------------------------------------------------------
  AGREEMENT AND SIGNATURES
--------------------------------------------------------------------------------

  The investor(s) certifies and agrees that the certifications, authorizations, directions and restrictions contained herein will continue until CGFSC receives written notice of any change or revocation. Any change in these instructions must be in writing with all signatures guaranteed (if applicable).

  Date ___________________________


  X ___________________________________  X _____________________________________
    Signature                              Signature

  X ___________________________________  X _____________________________________
    Signature Guarantee* (if applicable)   Signature Guarantee* (if applicable)


  X ___________________________________  X _____________________________________
    Signature                              Signature

  X ___________________________________  X _____________________________________
    Signature Guarantee* (if applicable)   Signature Guarantee* (if applicable)

  *ELIGIBLE GUARANTORS: An Eligible Guarantor institution is a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, provided that such institution is a participant in STAMP, the Securities Transfer Agents Medallion Program.
- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PROSPECTUS SUMMARY.........................................................   2
EXPENSE SUMMARY............................................................   3
FINANCIAL HIGHLIGHTS.......................................................   5
INVESTMENT OBJECTIVES AND POLICIES.........................................   9
PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION.....................  14
INVESTMENT LIMITATIONS.....................................................  17
PRICING OF SHARES..........................................................  19
HOW TO PURCHASE AND REDEEM SHARES..........................................  19
INVESTOR PROGRAMS..........................................................  25
DIVIDENDS AND DISTRIBUTIONS................................................  29
TAXES......................................................................  29
MANAGEMENT OF THE FUNDS....................................................  30
DESCRIPTION OF CAPITAL STOCK...............................................  33
CUSTODIAN AND TRANSFER AGENT...............................................  34
PERFORMANCE INFORMATION....................................................  34
MISCELLANEOUS..............................................................  34
INSTRUCTIONS FOR NEW ACCOUNT APPLICATION...................................  36

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDI-TIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EXCELSIOR FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY EXCELSIOR FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFER-ING MAY NOT LAWFULLY BE MADE.

USTINLP196

                                     LOGO


                              INTERNATIONAL FUND

                            EMERGING AMERICAS FUND

                               PACIFIC/ASIA FUND

                               PAN EUROPEAN FUND


                           Prospectus August 1, 1995
                        (as revised on January 1, 1996)

         [LOGO OF EXCELSIOR TAX-EXEMPT FUNDS INC. APPEARS HERE]

A Management Investment Company

--------------------------------------------------------------------------------
Tax-Exempt Funds                    For initial purchase information, current
                                    prices, yield and performance information
73 Tremont Street                   and existing account information, call
Boston, Massachusetts 02108-3913    (800) 446-1012. (From overseas, call (617)
                                    557-8280.)

--------------------------------------------------------------------------------

This Prospectus describes three separate diversified portfolios offered to in-vestors by Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") (for-merly UST Master Tax-Exempt Funds, Inc.), an open-end management investment company. Each portfolio (individually, a "Fund" and collectively, the "Funds") has its own investment objective and policies as follows:

 SHORT-TERM TAX-EXEMPT SECURITIES FUND'S investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with relative stability of principal. The Fund (hereinafter referred to as the "Short-Term Fund") will invest substantially all of its assets in Mu-nicipal Obligations and will ordinarily have a dollar-weighted average portfo-lio maturity of one to three years.

 INTERMEDIATE-TERM TAX-EXEMPT FUND'S investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consis-tent with relative stability of principal. The Fund (hereinafter referred to as the "Intermediate-Term Fund") will invest substantially all of its assets in Municipal Obligations and will ordinarily have a dollar-weighted average port-folio maturity of three to ten years.

 LONG-TERM TAX-EXEMPT FUND'S investment objective is to seek to maximize cur-rent interest income exempt from Federal income taxes. This objective will be realized over time with a view toward relative stability of principal and pres-ervation of capital. The Fund (hereinafter referred to as the "Long-Term Fund") will invest substantially all of its assets in Municipal Obligations and will generally have a dollar-weighted average portfolio maturity of 10 to 30 years.

 Each of the Funds is sponsored and distributed by Edgewood Services, Inc. and advised by United States Trust Company of New York (the "Investment Adviser" or "U.S. Trust").

  This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. A Statement of Additional Information, dated August 1, 1995 (as revised on January 1, 1996), and contain-ing additional information about the Funds, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available to investors without charge by writing to Excelsior Tax-Exempt Fund at the address shown above or by calling (800) 446-1012. The Statement of Addi-tional Information, as it may be supplemented from time to time, is incorpo-rated by reference in its entirety into this Prospectus.

SHARES IN THE FUNDS ("SHARES") ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, ITS PARENT AND AFFILIATES AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGA-TIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT IN-SURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGEN-CY.

AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                August 1, 1995

                     (as revised on January 1, 1996)

                              PROSPECTUS SUMMARY

  EXCELSIOR TAX-EXEMPT FUNDS, INC. is an investment company offering various diversified and non-diversified investment portfolios with differing objec-tives and policies. Founded in 1984, Excelsior Tax-Exempt Fund currently of-fers five Funds with combined assets of approximately $1.3 billion. See "De-scription of Capital Stock."

  INVESTMENT ADVISER: United States Trust Company of New York serves as the Funds' investment adviser. U.S. Trust is a trust company offering a variety of specialized financial and fiduciary services to high-net worth individuals, institutions and corporations. Excelsior Tax-Exempt Fund offers investors ac-cess to U.S. Trust's services. See "Management of the Funds--Investment Advis-er."

  INVESTMENT OBJECTIVES AND POLICIES: Generally, each Fund is a diversified investment portfolio which invests principally in debt obligations exempt from Federal income tax issued by or on behalf of states, territories and posses-sions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions. The Funds' investment objectives and policies are summarized on the cover and explained in greater detail later in this Prospectus. See "Investment Objectives and Policies," "Portfolio Instruments and Other Investment Information," and "Investment Lim-itations."

  HOW TO INVEST: The Funds' shares are offered at their public offering price, i.e., their net asset value per share plus a sales load which is subject to substantial reductions for large purchases and programs for accumulation. The sales load is not applicable to investors making their investments through a variety of institutions, such as U.S. Trust, other banks and trust companies. See "How to Purchase and Redeem Shares."

  The minimum to start an account is $500 per Fund, with a minimum of $50 per Fund for subsequent investments. The easiest way to invest is to complete the account application which accompanies this Prospectus and to send it with a check to the address noted on the application. Investors may also invest by wire and through investment dealers or institutional investors with appropri-ate sales agreements with Excelsior Tax-Exempt Fund. See "How to Purchase and Redeem Shares."

  HOW TO REDEEM: Redemptions may be requested directly from Excelsior Tax-Ex-empt Fund by mail, wire or telephone. Investors investing through another in-stitution should request redemptions through their Shareholder Organization. See "How to Purchase and Redeem Shares."

  INVESTMENT RISKS AND CHARACTERISTICS: Since the Funds invest in bonds and other fixed-income securities, they will be affected directly by credit mar-kets and fluctuations in interest rates. The prices of fixed-income securities generally fluctuate inversely with changes in interest rates. Although each Fund generally seeks to invest for the long term, each Fund may engage in short-term trading of portfolio securities. A high rate of portfolio turnover may involve correspondingly greater transaction costs which must be borne di-rectly by a Fund and ultimately by its shareholders. Investment in the Funds should not be considered a complete investment program. See "Investment Objec-tives and Policies" and "Portfolio Instruments and Other Information."

                                EXPENSE SUMMARY

                                              SHORT-   INTERMEDIATE- LONG-TERM
                                             TERM FUND   TERM FUND     FUND
                                             --------- ------------- ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load on Purchases (as
 percentages of offering price).............   4.50%       4.50%       4.50%
Sales Load on Reinvested Dividends..........    None        None        None
Deferred Sales Load.........................    None        None        None
Redemption Fees/1/..........................    None        None        None
Exchange Fees...............................    None        None        None
ANNUAL FUND OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees (after fee waivers)/2/........    .28%        .32%        .47%
12b-1 Fees..................................    None        None        None
Other Operating Expenses
  Administrative Servicing Fee/2/...........    .02%        .03%        .03%
  Other Expenses............................    .29%        .26%        .30%
                                               -----       -----       -----
Total Operating Expenses (after fee
 waivers)/2/................................    .59%        .61%        .80%
                                               =====       =====       =====

----------
1. The Funds' transfer agent imposes a direct $8.00 charge on each wire redemp-tion by noninstitutional (i.e. individual) investors, which is not reflected in the expense ratios presented herein. Shareholder organizations may charge their customers transaction fees in connection with redemptions. See "Re-demption Procedures."
2. The Investment Adviser and Administrators may from time to time voluntarily waive part of their respective fees, which waivers may be terminated at any time. Until further notice, the Investment Adviser and/or Administrators in-tend to voluntarily waive fees in an amount equal to the Administrative Ser-vicing Fee, and to further waive fees and reimburse expenses to the extent necessary for the Short-Term Fund to maintain an annual expense ratio of not more than .60%. Without such fee waivers, "Advisory Fees" would be .30%, .35% and .50% and "Total Operating Expenses" would be .61%, .64% and .83% for the Short-Term, Intermediate-Term and Long-Term Funds, respectively.

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual returns and (2) redemption of your investment at the end of the following periods:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Short-Term Fund.................................  $51     $63     $76     $115
Intermediate-Term Fund..........................   51      64      77      118
Long-Term Fund..................................   53      69      87      140

  The foregoing expense summary and example (based on the maximum sales load payable on the Shares of the Funds) are intended to assist the investor in un-derstanding the costs and expenses that an investor in Shares of the Funds will bear directly or indirectly. The expense summary sets forth advisory and other expenses payable with respect to Shares of the Funds for the fiscal year ended March 31, 1995. For more complete descriptions of the Funds' operating ex-penses, see "Management of the Funds" in this Prospectus and the financial statements and notes incorporated by reference in the Statement of Additional Information.

  THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LOWER THAN THOSE SHOWN IN THE EXPENSE SUMMARY AND EXAMPLE.

                              FINANCIAL HIGHLIGHTS

  The following tables include selected data for a Share outstanding throughout each period and other performance information derived from the financial state-ments included in Excelsior Tax-Exempt Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1995 (the "Financial Statements"). The informa-tion contained in the Financial Highlights for each period has been audited by Ernst & Young LLP, Excelsior Tax-Exempt Fund's independent auditors. The fol-lowing tables should be read in conjunction with the Financial Statements and notes thereto. More information about the performance of each Fund is also con-tained in the Annual Report to Shareholders which may be obtained from Excel-sior Tax-Exempt Fund without charge by calling the number on the front cover of this Prospectus.

                     SHORT-TERM TAX-EXEMPT SECURITIES FUND

                                       YEAR ENDED MARCH 31,
                                       ----------------------
                                                                 PERIOD ENDED
                                          1995        1994     MARCH 31, 1993/1/
                                       ----------  ----------  -----------------
Net Asset Value, Beginning of Period.  $     6.99  $     7.07       $ 7.00
                                       ----------  ----------       ------
Income From Investment Operations
  Net Investment Income..............        0.25        0.21         0.05
  Net Gains or (Losses) on Securities
   (both realized and unrealized)....       (0.02)      (0.03)        0.07
                                       ----------  ----------       ------
  Total From Investment Operations...        0.23        0.18         0.12
                                       ----------  ----------       ------
Less Distributions
  Dividends From Net Investment
   Income............................       (0.25)      (0.21)       (0.05)
  Distributions From Net Realized
   Gain on Investments...............       (0.01)      (0.05)        0.00
                                       ----------  ----------       ------
  Total Distributions................       (0.26)      (0.26)       (0.05)
                                       ----------  ----------       ------
Net Asset Value, End of Period.......  $     6.96  $     6.99       $ 7.07
                                       ==========  ==========       ======
Total Return/2/......................       3.45%       2.55%        1.65%
Ratios/Supplemental Data
  Net Assets, End of Period (in
   millions).........................  $    48.19  $    57.73       $28.60
  Ratio of Net Operating Expenses to
   Average Net Assets................       0.59%       0.59%        0.60%/3/
  Ratio of Gross Operating Expenses
   to Average Net Assets.............       0.61%       0.60%        0.84%/3/
  Ratio of Net Income to Average Net
   Assets............................       3.60%       2.94%        2.80%/3/
  Portfolio Turnover Rate............        565%        539%           0%

-------
NOTES:
1. Inception date of the Fund was December 31, 1992.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                       INTERMEDIATE-TERM TAX-EXEMPT FUND

                                                     YEAR ENDED MARCH 31,
                           ------------------------------------------------------------------------------------
                            1995     1994      1993      1992      1991     1990     1989     1988     1987      1986/1/
                           -------  -------   -------   -------   -------  ------   ------   ------   ------    --------
Net Asset Value,
 Beginning of Period....   $  8.64  $  9.24   $  8.95   $  8.83   $  8.67  $ 8.52   $ 8.69   $ 8.87   $  8.77    $  8.00
                           -------  -------   -------   -------   -------  ------   ------   ------   -------    -------
Income From Investment
 Operations.............
 Net Investment Income..      0.37     0.34     0.42      0.49      0.56     0.57    0.55     0.55       0.60       0.17
 Net Gains or (Losses)
  on Securities (both
  realized and
  unrealized)...........      0.16    (0.09)     0.59      0.19      0.16    0.15   (0.17)   (0.11)      0.25       0.72
                           -------  -------   -------   -------   -------  ------  ------   ------     ------    -------
 Total From Investment
  Operations............      0.53     0.25      1.01      0.68      0.72    0.72    0.38     0.44       0.85       0.89
                           -------  -------   -------   -------   -------  ------  ------   ------     ------    -------
Less Distributions
 Dividends From Net
  Investment Income.....     (0.37)   (0.34)   (0.42)    (0.49)    (0.56)   (0.57)  (0.55)   (0.55)     (0.60)     (0.12)
 Distributions From Net
  Realized Gain on
  Investments...........     (0.00)   (0.26)   (0.30)    (0.07)     0.00     0.00    0.00    (0.07)     (0.15)      0.00
 Distributions in Excess
  of Net Realized Gain
  on Investments........      0.00    (0.25)     0.00      0.00      0.00    0.00    0.00     0.00       0.00       0.00
                           -------  -------   -------   -------   -------  ------  ------   ------     ------    -------
 Total Distributions....     (0.37)   (0.85)    (0.72 )   (0.56)    (0.56)  (0.57)  (0.55)   (0.62)     (0.75)     (0.12)
                           -------  -------   -------   -------   -------  ------  ------   ------     ------    -------
Net Asset Value, End of
 Period.................   $  8.80  $  8.64   $  9.24   $  8.95   $  8.83  $  8.67  $ 8.52   $ 8.69   $  8.87    $  8.77
                           =======  =======   =======   =======   =======  =======  ======   ======   =======    =======
Total Return/2/.........     6.34%    2.58%   11.70%     7.95%     8.64%    8.58%    4.49%    5.37%    10.11%     11.19%
Ratios/Supplemental Data
 Net Assets, End of
  Period (in millions)..   $234.99  $298.26   $281.57   $220.92   $122.62  $ 90.73  $ 58.29  $ 53.70  $ 37.68    $  6.79
 Ratio of Net Operating
  Expenses to Average
  Net Assets............     0.61%    0.64%    0.64%     0.64%     0.66%    0.69%    0.68%    0.70%     0.81%      0.62%/3/
 Ratio of Gross
  Operating Expenses to
  Average Net Assets....     0.64%    0.64%    0.64%     0.64%     0.66%    0.69%    0.68%    0.70%     0.82%      1.33%/3/
 Ratio of Net Income to
  Average Net Assets....     4.28%    3.74%    4.57%     5.48%     6.47%    6.48%    6.43%    6.44%     6.10%      7.21%/3/
 Portfolio Turnover
  Rate..................    362.0%   379.0%   429.0%    276.0%    216.0%   154.0%   256.0%   290.0%    126.0%      85.0%/3/

---------
NOTES:
1. Inception date of the Fund was December 3, 1985.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                           LONG-TERM TAX-EXEMPT FUND

                                                   YEAR ENDED MARCH 31,
                          -------------------------------------------------------------------------------
                           1995    1994    1993    1992    1991    1990    1989    1988    1987   1986/1/
                          ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
Net Asset Value,
 Beginning of Period....  $ 8.87  $ 9.76  $ 9.25  $ 9.15  $ 8.87  $ 8.80  $ 8.68  $ 8.77  $ 8.72  $ 8.00
                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Income From Investment
 Operations
 Net Investment Income..    0.43    0.42    0.46    0.51    0.54    0.55    0.53    0.54    0.63    0.09
 Net Gains or (Losses)
  on Securities (both
  realized and
  unrealized)...........    0.50   (0.12)   0.99    0.30    0.33    0.38    0.32    0.26    0.45    0.66
                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 Total From Investment
  Operations............    0.93    0.30    1.45    0.81    0.87    0.93    0.85    0.80    1.08    0.75
                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Less Distributions
 Dividends From Net
  Investment Income.....   (0.43)  (0.42)  (0.46)  (0.51)  (0.54)  (0.55)  (0.53)  (0.54)  (0.63)  (0.03)
 Distributions From Net
  Realized Gain on
  Investments...........   (0.10)  (0.50)  (0.48)  (0.20)  (0.05)  (0.31)  (0.20)  (0.35)  (0.40)   0.00
 Distributions in Excess
  of Net Realized Gain
  on Investments........    0.00   (0.27)   0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00
                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 Total Distributions....   (0.53)  (1.19)  (0.94)  (0.71)  (0.59)  (0.86)  (0.73)  (0.89)  (1.03)  (0.03)
                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net Asset Value, End of
 Period.................  $ 9.27  $ 8.87  $ 9.76  $ 9.25  $ 9.15  $ 8.87  $ 8.80  $ 8.68  $ 8.77  $ 8.72
                          ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
Total Return/2/.........  11.01%   2.38%  16.35%   9.19%  10.11%  10.67%  10.14%  10.15%  13.45%   9.39%
Ratios/Supplemental Data
 Net Assets, End of
  Period (in millions)..  $78.88  $82.15  $85.52  $62.73  $38.04  $36.16  $19.73  $ 8.84  $ 9.36  $ 2.57
 Ratio of Net Operating
  Expenses to Average
  Net Assets............   0.80%   0.85%   0.86%   0.85%   0.86%   0.92%   0.76%   0.85%   0.80%   0.90%/3/
 Ratio of Gross
  Operating Expenses to
  Average Net Assets....   0.83%   0.86%   0.86%   0.85%   0.86%   0.92%   0.87%   1.18%   1.24%   1.84%/3/
 Ratio of Net Income to
  Average Net Assets....   4.86%   4.25%   4.73%   5.52%   6.01%   5.99%   6.14%   6.37%   6.47%   7.67%/3/
 Portfolio Turnover
  Rate..................  214.0%  252.0%  300.0%  218.0%  197.0%  437.0%  550.0%  668.0%  356.0%  134.0%/3/

-------
NOTES:
1. Inception date of the Fund was February 5, 1986.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

 The Investment Adviser will use its best efforts to achieve the investment ob-jective of each Fund, although their achievement cannot be assured. The invest-ment objective of each Fund is "fundamental," meaning that it may not be changed without a vote of the holders of a majority of the particular Fund's outstanding Shares (as defined under "Miscellaneous"). Except as noted below and in "Investment Limitations," the investment policies of each Fund may be changed without the vote of the holders of a majority of the outstanding Shares of such Fund.

SHORT-TERM FUND

 The Short-Term Fund's investment objective is to seek as high a level of cur-rent interest income exempt from Federal income taxes as is consistent with relative stability of principal. The Fund will invest substantially all of its assets in debt obligations exempt from Federal income tax issued by or on be-half of states, territories, and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities, and political subdivisions ("Municipal Obligations"). Although the Short-Term Fund has no re-strictions as to the minimum or maximum maturity of any individual Municipal Obligation, it will generally have a dollar-weighted average portfolio maturity of one to three years.

INTERMEDIATE-TERM FUND

 The Intermediate-Term Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with relative stability of principal. The Fund will invest substantially all of its assets in Municipal Obligations. Although the Fund has no restrictions as to the minimum or maximum maturity of any individual Municipal Obligation, it will generally have a dollar-weighted average portfolio maturity of three to ten years.

 The Intermediate-Term Fund is designed for investors in relatively high tax brackets who are seeking greater stability of principal than is generally available from longer-term Municipal Obligations and who are willing to accept a somewhat lower yield in order to achieve this stability. Generally, the price for its Shares will be less volatile than that normally associated with a port-folio consisting of longer-term Municipal Obligations.

LONG-TERM FUND

 The Long-Term Fund's investment objective is to seek to maximize current in-terest income exempt from Federal income taxes. The Fund will realize this ob-jective over time with a view toward relative stability of principal and pres-ervation of capital. The Fund will invest substantially all of its assets in Municipal Obligations with no maturity restrictions. While the Fund's dollar-weighted average portfolio maturity may be as long as 30 years, during tempo-rary defensive periods it could be considerably shorter.

 The Long-Term Fund is designed for investors in relatively high tax brackets who are seeking the highest levels of current tax-free income and who are will-ing to accept a somewhat higher price volatility than that normally associated with short-term and intermediate-term Municipal Obligations.

Common Investment Policies

 The Funds invest in Municipal Obligations which are determined by the Invest-ment Adviser to present minimal credit risks. As a matter of fundamental poli-cy, except during temporary defensive periods, each Fund will maintain at least 80% of its assets in tax-exempt obligations. (This policy may not be changed with respect to a Fund without the vote of the holders of a majority of its outstanding Shares.) However, from time to time on a temporary defensive basis due to market conditions, each Fund may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income.

Should a Fund invest in taxable obligations, it would purchase: (i) obligations of the U.S. Treasury; (ii) obligations of agencies and instrumentalities of the U.S. Government; (iii) money market instruments such as certificates of depos-it, commercial paper, and bankers' acceptances; (iv) repurchase agreements col-lateralized by U.S. Government obligations or other money market instruments;
(v) municipal bond index futures and interest rate futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities.

 In seeking to achieve its investment objective, each Fund may invest in "pri-vate activity bonds" (see "Types of Municipal Obligations" below), the interest on which is treated as a specific tax preference item under the Federal alter-native minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of each Fund's total assets when added to-gether with any taxable investments held by that Fund.

 The Municipal Obligations purchased by the Funds will consist of: (1) munici-pal bonds rated "A" or better by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Group ("S&P") or, in certain instances, municipal bonds with lower ratings if they are deemed by the Investment Adviser to be comparable to A-rated issues; (2) municipal notes rated "MIG-2" or better ("VMIG-2" or better in the case of variable rate notes) by Moody's or "SP-2" or better by S&P; and (3) municipal commercial paper rated "Prime-2" or better by Moody's or "A-2" or better by S&P. If not rated, securities purchased by the Funds will be of comparable quality to the above ratings as determined by the Investment Adviser under the supervision of the Board of Directors. A discus-sion of Moody's and S&P's rating categories is contained in Appendix A to the Statement of Additional Information.

 Although the Funds do not presently intend to do so on a regular basis, they may invest more than 25% of their assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by the Investment Adviser. To the extent that a Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

 The value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. The Funds are not intended to constitute a complete investment program and are not designed for investors seeking capi-tal appreciation or maximum tax-exempt income irrespective of fluctuations in principal.

             PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION

TYPES OF MUNICIPAL OBLIGATIONS

 The two principal classifications of Municipal Obligations which may be held by the Funds are "general obligation" securities and "revenue" securities. Gen-eral obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Rev-enue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a spe-cial excise tax or other specific revenue source such as the user of the facil-ity being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

 The Funds' portfolios may also include "moral obligation" securities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

 The Funds may also purchase custodial receipts evidencing the right to re-ceive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Obligations. In general, such "stripped" Municipal Obligations are offered at a substantial discount in re-lation to the principal and/or interest payments which the holders of the re-ceipt will receive. To the extent that such discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Obligation, such yield will be exempt from Federal income tax for such investor to the same extent as interest on the underlying Munici-pal Obligation. The Funds intend to purchase "stripped" Municipal Obligations only when the yield thereon will be, as described above, exempt from Federal income tax to the same extent as interest on the underlying Municipal Obliga-tions. "Stripped" Municipal Obligations are considered illiquid securities subject to the limit described in Investment Limitation No. 4 below. Each Fund will limit its investments in interest-only and principal-only Municipal Obli-gations to 5% of its total assets.

FUTURES CONTRACTS

 The Funds may purchase and sell municipal bond index and interest rate futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond bro-kers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a spec-ified dollar amount times the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

 The Funds may enter into contracts for the future delivery of fixed-income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to the municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

 The Funds will not engage in transactions in futures contracts for specula-tion, but only as a hedge against changes in market values of securities which they hold or intend to purchase where the transactions are intended to reduce risks inherent in the management of the Funds. Each Fund may engage in futures contracts only to the extent permitted by the Commodity Futures Trading Com-mission ("CFTC") and the Securities and Exchange Commission ("SEC"). As of the date of this Prospectus, each Fund intends to limit its hedging transactions in futures contracts so that, immediately after any such transaction, the ag-gregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets, after taking into account any unrealized prof-its and unrealized losses on the Fund's open contracts.

 When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing cash and/or certain liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing cash and/or certain liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short posi-tion was established. Asset segregation requirements are not applicable when a Fund "covers" a futures position generally by entering into an offsetting po-sition.

 Transactions by a Fund in futures contracts may subject the Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Investment Adviser to anticipate correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts and movements in the price of the instruments being hedged. Further, there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transac-tion that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures po-sition in the event of adverse price movements. Any income from investments in futures contracts will be taxable income of the Funds.

MONEY MARKET INSTRUMENTS

 "Money market instruments" that may be purchased by the Funds in accordance with their investment objectives and policies stated above include, among other things, bank obligations, commercial paper and corporate bonds with re-maining maturities of 13 months or less.

 Bank obligations include bankers' acceptances, negotiable certificates of de-posit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. In-vestments in time deposits are limited to no more than 5% of the value of a Fund's total assets at time of purchase.

 Investments by the Funds in commercial paper will consist of issues that are rated "A-2" or better by S&P or "Prime-2" or better by Moody's. In addition, each Fund may acquire unrated commercial paper that is determined by the In-vestment Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the particular Fund.

 Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instru-ment purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument.

REPURCHASE AGREEMENTS

 As stated above, each Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Each Fund will enter into repurchase agreements only with financial institutions such as banks or broker/dealers which are deemed to be creditworthy by the Investment Adviser under guidelines approved by Excelsior Tax-Exempt Fund's Board of Directors. No Fund will enter into repurchase agreements with the Investment Adviser or its affiliates. Re-purchase agreements with remaining maturities in excess of seven days will be considered illiquid securities subject to the 10% limit described in Invest-ment Limitation No. 4 below.

 The seller under a repurchase agreement will be required to maintain the value of the obligations subject to the agreement at not less than the repur-chase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securi-ties or loss to the extent that proceeds from a sale of the underlying se-curities were less than the repurchase price under the agreement. Income on the repurchase agreements will be taxable.

INVESTMENT COMPANY SECURITIES

 The Funds may also invest in securities issued by other investment companies which invest in high-quality, short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding meth-od. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment compa-ny, some or all of which would be duplicative. Such securities will be ac-quired by the Funds within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act") which include, subject to certain exceptions, a pro-hibition against a Fund investing more than 10% of the value of its total as-sets in such securities.

WHEN-ISSUED AND FORWARD TRANSACTIONS AND STAND-BY COMMITMENTS

 Each of the Funds may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular se-curities with payment and delivery taking place in the future, beyond the nor-mal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of inter-est rates. It is expected that forward commitments and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual mar-ket conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and forward commitments for speculative purposes, but only in furtherance of their invest-ment objectives.

 In addition, the Funds may acquire "stand-by commitments" with respect to Mu-nicipal Obligations held by them. Under a "stand-by commitment," a dealer agrees to purchase at a Fund's option specified Municipal Obligations at a specified price. The Funds will acquire "stand-by commitments" solely to fa-cilitate portfolio liquidity and do not intend to exercise their rights there-under for trading purposes. "Stand-by commitments" acquired by a Fund would be valued at zero in determining the Fund's net asset value.

ILLIQUID SECURITIES

 No Fund will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Each Fund may purchase securities which are not registered under the Securities Act of 1933 (the "Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is deter-mined by the adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This invest-ment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninter-ested in purchasing these restricted securities.

PORTFOLIO TURNOVER

 Each Fund may sell a portfolio investment immediately after its acquisition if the Investment Adviser believes that such a disposition is consistent with a Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circum-stances bearing on the desirability of continuing to hold the investments. A high rate of portfolio turnover may involve correspondingly greater transac-tion costs, which must be borne directly by a Fund and ultimately by its shareholders. Portfolio turnover will not be a limiting factor in making port-folio decisions. High portfolio turnover may result in the realization of substantial net capital gains. To the extent that net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for Federal income tax purposes. (See "Financial Highlights" and "Taxes--Federal.")

                             INVESTMENT LIMITATIONS

 The investment limitations enumerated below are matters of fundamental policy and may not be changed with respect to a Fund without the vote of the holders of a majority of a Fund's outstanding Shares (as defined under "Miscellane-ous").

 A Fund may not:

  1. Purchase securities of any one issuer, other than U.S. Government obliga-tions, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

  2. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in con-nection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that each Fund may enter into futures con-tracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding; and

  3. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) with respect to the Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds, there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. Government; the District of Columbia; or any of their authorities, agencies, instrumentali-ties, or political subdivisions, and (b) with respect to the Short-Term Fund, there is no limitation with respect to securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. Government; the District of Columbia; or any of their authorities, agencies, instrumen-talities, or political subdivisions.

 Each of the Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds may not:

  4. Knowingly invest more than 10% of the value of its total assets in secu-rities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations.

                                     * * *

 In addition to the investment limitations described above, as a matter of fun-damental policy for each Fund, which may not be changed without the vote of the holders of a majority of the Fund's outstanding shares, a Fund may not invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

 In Investment Limitation No. 1 above: (a) a security is considered to be is-sued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user;
(b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) secu-rities issued or guaranteed by the United States Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

 The Short-Term Tax-Exempt Securities Fund may not knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations. This investment policy may be changed by Excelsior Tax-Exempt Fund's Board of Directors upon reasonable notice to shareholders.

 The Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds will not in-vest more than 25% of the value of their respective total assets in domestic bank obligations.

 With respect to all investment policies, if a percentage limitation is satis-fied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation.

 In order to permit the sale of Shares in certain states, Excelsior Tax-Exempt Fund may make commitments that are more restrictive than the investment poli-cies and limitations described above. Should Excelsior Tax-Exempt Fund deter-mine that any such commitment is no longer in the Funds' best interests, it will revoke the commitment by terminating sales of Shares to investors residing in the state involved.

                               PRICING OF SHARES

 The net asset value of each Fund's Shares is determined and priced for pur-chases and redemptions at the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value and pricing for each Fund's Shares are determined on each day the Ex-change and the Investment Adviser are open for trading ("Business Day"). Cur-rently, the holidays which Excelsior Tax-Exempt Fund observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share for purposes of pricing sales and redemp-tions is calculated by dividing the value of all securities and other assets allocable to a Fund, less the liabilities charged to the Fund, by the number of its outstanding Shares.

 Portfolio securities in the Funds for which market quotations are readily available (other than debt securities maturing in 60 days or less) are valued at market value. Securities and other assets for which market quotations are not readily available are valued at fair value, pursuant to the guidelines adopted by Excelsior Tax-Exempt Fund's Board of Directors. Absent unusual cir-cumstances, portfolio securities maturing in 60 days or less are normally val-ued at amortized cost. The net asset value of Shares in the Funds will fluctu-ate as the market value of their portfolio securities changes in response to changing market rates of interest and other factors.

 Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no trans-actions are valued at the average of the most recent bid and asked prices. A futures contract is valued at the last sales price quoted on the principal ex-change or board of trade on which such contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. Restricted securities and other assets are valued at fair value pursuant to guidelines adopted by the Board of Directors.

 The Funds' Administrators have undertaken to price the securities in the Funds' portfolios and may use one or more pricing services to value certain portfolio securities in the Funds where the prices provided are believed to re-flect the fair market value of such securities. The methods used by the pricing services and the valuations so established will be reviewed by the administra-tors under the general supervision of the Board of Directors.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

 Shares in each Fund are continuously offered for sale by Excelsior Tax-Exempt Fund's sponsor and distributor, Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors. The Distributor is a regis-tered broker/dealer. Its principal business address is Clearing Operations, P.O. Box 897, Pittsburgh, PA 15230-0897.

PURCHASE OF SHARES

 The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

 Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Invest-ors, "Investors"). Shares may also be purchased by customers ("Customers") of the Investment Adviser, its affiliates and correspondent banks, and other in-stitutions ("Shareholder Organizations") that have entered into shareholder servicing agreements with Excelsior Tax-Exempt Fund. A Shareholder Organiza-tion may elect to hold of record Shares for its Customers and to record bene-ficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase orders for its Customers and to transmit, on a timely basis, payment for such orders to Chase Global Funds Service Company ("CGFSC"), the Funds' sub-transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases and redemptions will be sent by CGFSC to the particular Shareholder Organization. As an alternative, a Share-holder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Customers' purchase and redemption orders with the Funds, CGFSC will send confirmations of such transactions and periodic account statements di-rectly to Customers. A Shareholder Organization may also elect to establish its Customers as record holders.

 Excelsior Tax-Exempt Fund enters into shareholder servicing agreements with Shareholder Organizations which agree to provide their Customers various shareholder administrative services with respect to their Shares (hereinafter referred to as "Service Organizations"). Shares in the Funds bear the expense of fees payable to Service Organizations for such services. See "Management of the Funds--Service Organizations."

 Customers wishing to purchase Shares through their Shareholder Organization should contact such entity directly for appropriate instructions. (For a list of Shareholder Organizations in your area, call (800) 446-1012.) An investor purchasing Shares through a registered investment adviser or certified finan-cial planner may incur transaction charges in connection with such purchases. Such investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may also purchase Shares directly from the Distributor in accordance with proce-dures described below under "Purchase Procedures."

PUBLIC OFFERING PRICE

 The public offering price for Shares of each Fund is the sum of the net asset value of the Shares purchased plus a sales load according to the table below:

                                                                   REALLOWANCE
                                         TOTAL SALES CHARGE         TO DEALER
                                   ------------------------------ --------------
                                     AS A % OF       AS A % OF      AS A % OF
                                   OFFERING PRICE    NET ASSET    OFFERING PRICE
AMOUNT OF TRANSACTION                PER SHARE    VALUE PER SHARE   PER SHARE
---------------------              -------------- --------------- --------------
Less than $50,000.................      4.50%          4.71%           4.00%
$50,000 to $99,999................      4.00           4.17            3.50
$100,000 to $249,999..............      3.50           3.63            3.00
$250,000 to $499,999..............      3.00           3.09            2.50
$500,000 to $999,999..............      2.00           2.05            1.50
$1,000,000 to $1,999,999..........      1.00           1.00             .50
$2,000,000 and over...............       .50            .50             .25

 The reallowance to dealers may be changed from time to time but will remain the same for all such dealers.

 At various times the Distributor may implement programs under which a deal-er's sales force may be eligible to win nominal awards for certain sales ef-forts or under which the Distributor will reallow to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distribu-tor, an amount not exceeding the total applicable sales charges on the sales generated by the dealer at the public offering price during such programs. Al-so, the Distributor in its discretion may from time to time, pursuant to ob-jective criteria established by the Distributor, pay fees to qualifying deal-ers for certain services or activities which are primarily intended to result in sales of Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and condi-tions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Shares or the amount that the Funds will receive from such sales.

 The sales load described above will not be applicable to: (a) purchases of Shares by customers of the Investment Adviser or its affiliates; (b) trust, agency or custodial accounts opened through the trust department of a bank, trust company or thrift institution, provided that appropriate notification of such status is given at the time of investment; (c) companies, corporations and partnerships (excluding full service broker/dealers and financial plan-ners, registered investment advisers and depository institutions not covered by the exemptions in (d) and (e) below); (d) financial planners and registered investment advisers not affiliated with or clearing purchases through full service broker/dealers; (e) purchases of Shares by depository institutions for their own account as principal; (f) exchange transactions (described below un-der "Investor Programs-Exchange Privilege") where the Shares being exchanged were acquired in connection with the distribution of assets held in trust, agency or custodial accounts maintained with the trust department of a bank;
(g) corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh accounts) sponsored by the Distributor and IRA accounts sponsored by the Investment Adviser; (h) company-sponsored employee pension or retirement plans making direct investments in the Funds; (i) purchases of Shares by officers, trustees, directors, employees, former employees and retirees of Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. ("Excelsior Fund"), the Investment Ad-viser, the Distributor or of any direct or indirect affiliate of any of them;
(j) purchases of Shares by all beneficial shareholders of Excelsior Tax-Exempt Fund or Excelsior Fund as of May 22, 1989; (k) purchases of Shares by invest-ment advisers registered under the Investment Advisers Act of 1940 for their customers through an omnibus account established with United States Trust Com-pany of New York; (l) purchases of Shares by directors, officers and employees of brokers and dealers selling shares pursuant to a selling agreement with Ex-celsior Tax-Exempt Fund and Excelsior Fund; (m) purchases of shares by invest-ors who are members of affinity groups serviced by USAffinity Investments Lim-ited Partnership; and (n) customers of certain financial institutions who pur-chase Shares through a registered representative of UST Financial Services Corp. on the premises of their financial institutions. In addition, no sales load is charged on the reinvestment of dividends or distributions or in con-nection with certain share exchange transactions. Investors who have previ-ously redeemed shares in an "Eligible Fund" (as defined below) on which a sales load has been paid also have a one-time privilege of purchasing shares of another "Eligible Fund" at net asset value without a sales charge, provided that such privilege will apply only to purchases made within 30 calendar days from the date of redemption and only with respect to the amount of the redemp-tion. These exemptions to the imposition of a sales load are due to the nature of the investors and/or reduced sales effort that will be needed in obtaining investments.

Quantity Discounts

 An investor in the Funds may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the in-vestor does not wish to make an investment of a size that would normally qual-ify for a quantity discount.

 In order to obtain quantity discount benefits, an investor must notify CGFSC at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please call (800) 446-1012 or contact your Shareholder Or-ganization.

 Rights of Accumulation. A reduced sales load applies to any purchase of shares of any portfolio of Excelsior Tax-Exempt Fund and Excelsior Fund that is sold with a sales load ("Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the to-tal of: (a) the dollar amount of the then current purchase of shares of an El-igible Fund and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales load has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales load has been paid and subsequently purchases shares of an Eligible Fund having current value of $1,000, the load applicable to the subsequent purchase would be reduced to 4.00% of the offering price. Similarly, with re-spect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales load.

 Letter of Intent. By completing the Letter of Intent included as part of the New Account Application, an investor becomes eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales load, the offer-ing price of shares of an Eligible Fund on which a sales load has been paid, beneficially owned by an investor on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

 CGFSC will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by pur-chasing the specified amount. If purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect an investor's total pur-chases. If total purchases are less than the amount specified, an investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the total purchases. If such remittance is not received within 20 days, CGFSC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direc-tion, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to pur-chase the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales load. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

 Qualification for Discounts. For purposes of applying the Rights of Accumula-tion and Letter of Intent privileges described above, the scale of sales loads applies to the combined purchases made by any individual and/or spouse pur-chasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit sharing plan or IRA established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

PURCHASE PROCEDURES

 General

 Direct Investors may purchase Shares by completing the Application for pur-chase of Shares accompanying this Prospectus and mailing it, together with a check payable to Excelsior Funds, to:

   Excelsior Funds
   c/o Chase Global Funds Service Company
   P.O. Box 2798
   Boston, MA 02208-2798

 Subsequent investments in an existing account in any Fund may be made at any time by sending to the above address a check payable to Excelsior Funds along with: (a) the detachable form that regularly accompanies the confirmation of a prior transaction; (b) a subsequent order form which may be obtained from CGFSC; or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Institu-tional Investors may purchase Shares by transmitting their purchase orders to CGFSC by telephone at (800) 446-1012 or by terminal access. Institutional In-vestors must pay for Shares with Federal funds or funds immediately available to CGFSC.

 Purchases by Wire

 Investors may also purchase Shares by wiring Federal funds to CGFSC. Prior to making an initial investment by wire, an Investor must telephone CGFSC at
(800) 446-1012 (from overseas, call (617) 557-8280) for instructions. Federal funds and registration instructions should be wired through the Federal Re-serve System to:

   The Chase Manhattan Bank, N.A.
   ABA #021000021

   Excelsior Funds, Account No. 9102732915
   For further credit to:

   Excelsior Funds
   Wire Control Number
   Account Registration (including account number)

 Investors making initial investments by wire must promptly complete the Ap-plication accompanying this Prospectus and forward it to CGFSC. Redemptions by Investors will not be processed until the completed Application for purchase of Shares has been received by CGFSC and accepted by the Distributor. Invest-ors making subsequent investments by wire should follow the above instruc-tions.

Other Purchase Information

 Except as provided in "Investor Programs" below, the minimum initial invest-ment by an Investor or initial aggregate investment by a Shareholder Organiza-tion investing on behalf of its Customers is $500 per Fund. The minimum subse-quent investment for both types of investors is $50 per Fund. Customers may agree with a particular Shareholder Organization to make a minimum purchase with respect to their accounts. Depending upon the terms of the particular ac-count, Shareholder Organizations may charge a Customer's account fees for au-tomatic investment and other cash management services provided. Excelsior Tax-Exempt Fund reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirements.

REDEMPTION PROCEDURES

 Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Funds in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsi-bility of the Shareholder Organizations to transmit redemption orders to CGFSC and credit such Customer accounts with the redemption proceeds on a timely ba-sis. Redemption orders for Institutional Investors must be transmitted to CGFSC by telephone at (800) 446-1012 or by terminal access. No charge for wir-ing redemption payments to Shareholder Organizations or Institutional Invest-ors is imposed by Excelsior Tax-Exempt Fund, although Shareholder Organiza-tions may charge a Customer's account for wiring redemption proceeds. Informa-tion relating to such redemption services and charges, if any, is available from the Shareholder Organizations.

An investor redeeming Shares through a registered investment adviser or certi-fied financial planner may incur transaction charges in connection with such redemptions. Such investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. In-vestors may redeem all or part of their Shares in accordance with any of the procedures described below (these procedures also apply to Customers of Share-holder Organizations for whom individual accounts have been established with CGFSC).

Redemption by Mail

 Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

   Excelsior Funds
   c/o Chase Global Funds Service Company
   P.O. Box 2798
   Boston, MA 02208-2798

 A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identifica-tion number, and (iii) be signed by each registered owner exactly as the Shares are registered. If the Shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or accompanied by a duly exe-cuted stock power) and must be submitted to CGFSC together with the redemption request. A redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered secu-rities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Me-dallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Sig-nature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGSC at (800) 446-1012 or at the ad-dress given above. CGFSC may require additional supporting documents for re-demptions made by corporations, executors, administrators, trustees and guardi-ans. A redemption request will not be deemed to be properly received until CGFSC receives all required documents in proper form. Payment for Shares re-deemed will ordinarily be made by mail within five Business Days after proper receipt by CGFSC of the redemption request. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280).

Redemption by Wire or Telephone

 Direct Investors who have so indicated on the Application, or have subse-quently arranged in writing to do so, may redeem Shares by instructing CGFSC by wire or telephone to wire the redemption proceeds directly to the Direct In-vestor's account at any commercial bank in the United States. Direct Investors who are shareholders of record may also redeem Shares by instructing CGFSC by telephone to mail a check for redemption proceeds of $500 or more to the share-holder of record at his or her address of record. Institutional Investors may also redeem Shares by instructing CGFSC by telephone at (800) 446-1012 or by terminal access. Only redemptions of $500 or more will be wired to a Direct In-vestor's account. An $8.00 fee for each wire redemption by a Direct Investor is deducted by CGFSC from the proceeds of the redemption. The redemption proceeds for Direct Investors must be paid to the same bank and account as designated on the Application or in written instructions subsequently received by CGFSC.

 In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, a Direct Investor must send a written request to Excelsior Tax-Exempt Fund, c/o CGFSC, at the address listed above under "Redemption by Mail." Such requests must be signed by the Direct Investor, with signatures guaranteed (see "Redemption by Mail" above, for details re-garding signature guarantees). Further documentation may be requested.

 CGFSC and the Distributor reserve the right to re- fuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by Ex-celsior Tax-Exempt Fund, CGFSC or the Distributor. EXCELSIOR TAX-EXEMPT FUND, CGFSC AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, EXCELSIOR TAX-EXEMPT FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASON-ABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

 If any portion of the Shares to be redeemed represents an investment made by personal check, Excelsior Tax-Exempt Fund and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations which may take up to 15 days. A Direct Investor who anticipates the need for more imme-diate access to his or her investment should purchase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a Direct Investor's purchase check is not collected, the purchase will be cancelled and CGFSC will charge a fee of $25.00 to the Direct Investor's account.

 During periods of substantial economic or market change, telephone redemp-tions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted above under "How to Purchase and Redeem Shares-- Redemption by Mail."

Other Redemption Information

 Except as described in "Investor Programs" below, Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to investor redemptions the balance in the particular account with respect to the Fund re-mains below $500. If a Customer has agreed with a particular Shareholder Or-ganization to maintain a minimum balance in his or her account at the institu-tion with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organiza-tion to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

GENERAL

 Purchase and redemption orders for Shares which are received and accepted prior to the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern Time) on any Business Day are priced according to the net asset value determined on that day. Purchase orders received and accepted after the close of regular trading hours on the Exchange are priced at the net asset value per Share determined on the next Business Day.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

 Investors and Customers of Shareholder Organizations may, after appropriate prior authorization and without an exchange fee imposed by Excelsior Tax-Exempt Fund, exchange Shares in a Fund having a value of at least $500 for shares of the same series of any other portfolio offered by Excelsior Tax-Ex-empt Fund or Excelsior Fund, provided that such other shares may legally be sold in the state of the Investor's residence.

 Excelsior Fund currently offers 20 investment portfolios as follows:

  Money Fund, a money market fund seeking as high a level of current income as is consistent with liquidity and stability of principal through investments in high-quality money market instruments maturing within 13 months;

  Government Money Fund, a money market fund seeking as high a level of cur-rent income as is consistent with liquidity and stability of principal through investments in obligations issued or guaranteed by the U.S. Govern-ment, its agencies and instrumentalities and repurchase agreements collater-alized by such obligations;

  Treasury Money Fund, a money market fund seeking current income generally exempt from state and local income taxes through investments in direct short-term obligations issued by the U.S. Treasury and certain agencies or instru-mentalities of the U.S. Government;

  Short-Term Government Securities Fund, a fund seeking a high level of cur-rent income by investing principally in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agree-ments collateralized by such obligations, and having a dollar-weighted aver-age portfolio maturity of 1 to 3 years;

  Intermediate-Term Managed Income Fund, a fund seeking a high level of cur-rent interest income by investing principally in investment grade or better debt obligations and money market instruments, and having a dollar-weighted average portfolio maturity of 3 to 10 years;

  Managed Income Fund, a fund seeking higher current income through invest-ments in investment grade debt obligations, U.S. Government obligations and money market instruments;

  Equity Fund, a fund seeking primarily long-term capital appreciation through investments in a diversified portfolio of primarily equity securities;

  Income and Growth Fund, a fund investing substantially in equity securities in seeking to provide moderate current income and to achieve capital appreci-ation as a secondary objective;

  Long-Term Supply of Energy Fund, a fund seeking long-term capital apprecia-tion by investing in companies benefitting from the availability, development and delivery of secure hydrocarbon and other energy sources;

  Productivity Enhancers Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their roles as innovators, devel-opers and suppliers of goods and services which enhance service and manufac-turing productivity or companies that are most effective at obtaining and ap-plying productivity enhancement developments;

  Environmentally-Related Products and Services Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their provi-sion of products, technologies and services related to conservation, protec-tion and restoration of the environment;

  Aging of America Fund, a fund seeking long-term capital appreciation by in-vesting in companies benefitting from the changes occurring in the demo-graphic structure of the U.S. population, particularly of its growing popula-tion of individuals over the age of 40;

  Communication and Entertainment Fund, a fund seeking long-term capital ap-preciation by investing in companies benefitting from the technological and international transformation of the communications and entertainment indus-tries, particularly the convergence of information, communication and enter-tainment media;

  Business and Industrial Restructuring Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their restructuring or redeployment of assets and operations in order to become more competitive or profitable;

  Global Competitors Fund, a fund seeking long-term capital appreciation by investing in U.S.-based companies benefitting from their position as effec-tive and strong competitors on a global basis;

  Early Life Cycle Fund, a fund seeking long-term capital appreciation by in-vesting in smaller companies in the earlier stages of their development or larger or more mature companies engaged in new and higher growth potential operations;

  International Fund, a fund seeking total return derived primarily from in-vestments in foreign equity securities;

  Emerging Americas Fund, a fund seeking long-term capital appreciation through investments in companies and securities of governments based in all countries in the Western Hemisphere, except the U.S.;

  Pacific/Asia Fund, a fund seeking long-term capital appreciation through in-vestments in companies and securities of governments based in Asia and on the Asian side of the Pacific Ocean; and

  Pan European Fund, a fund seeking long-term capital appreciation through in-vestments in companies and securities of governments located in Europe.

  Excelsior Tax-Exempt Fund currently offers, in addition to the Funds, in two other portfolios as follows:

  Tax-Exempt Money Fund, a diversified tax- exempt money market fund seeking a moderate level of current interest income exempt from Federal income taxes through investing primarily in high-quality municipal obligations maturing within 13 months; and

  New York Intermediate-Term Tax-Exempt Fund, a non-diversified fund designed to provide New York investors with a high level of current interest income exempt from Federal and, to the extent possible, New York state and New York City income taxes; this fund invests primarily in New York municipal obliga-tions and has a dollar-weighted average portfolio maturity of three to ten years.

 An exchange involves a redemption of all or a portion of the Shares in a Fund and the investment of the redemption proceeds in shares of another portfolio of Excelsior Tax-Exempt Fund or Excelsior Fund. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined after the exchange request is received. The Shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares (plus any applicable sales load) next determined after acceptance of the exchange re-quest. No sales load will be payable on shares to be acquired through an ex-change to the extent that a sales load was previously paid on the Shares being exchanged.

 Investors may find the exchange privilege useful if their investment objec-tives or market outlook should change after they invest in a Fund. For further information regarding exchange privileges, shareholders should call (800) 446-1012 (from overseas, call (617) 557-8280). Investors exercising the exchange privilege with the other portfolios of Excelsior Tax-Exempt Fund or Excelsior Fund should request and review the prospectuses of such funds. Such prospec-tuses may be obtained by calling the telephone numbers listed above. In order to prevent abuse of this privilege to the disadvantage of other shareholders, Excelsior Fund and Excelsior Tax-Exempt Fund reserve the right to limit the number of exchange requests of Investors and Customers of Shareholder Organiza-tions to no more than six per year. Excelsior Tax-Exempt Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. EXCELSIOR TAX-EXEMPT FUND, CGFSC AND THE DISTRIBUTOR ARE NOT RESPONSIBLE FOR THE AUTHENTICITY OF EXCHANGE REQUESTS RECEIVED BY TELEPHONE THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, EXCELSIOR TAX-EXEMPT FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRA-TION.

 For Federal income tax purposes, an exchange of Shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before mak-ing an exchange, an investor should consult a tax or other financial adviser to determine tax consequences.

SYSTEMATIC WITHDRAWAL PLAN

 An Investor who owns Shares of a Fund with a value of $10,000 or more may es-tablish a Systematic Withdrawal Plan. The Investor may request a declining-balance withdrawal, a fixed-dollar withdrawal, a fixed-share withdrawal, or a fixed-percentage withdrawal (based on the current value of Shares in the ac-count) on a monthly, quarterly, semi-annual or annual basis. To initiate the Systematic Withdrawal Plan, an investor must complete the Supplemental Appli-cation contained in this Prospectus and mail it to CGFSC at the address given above. Further information on establishing a Systematic Withdrawal Plan may be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280).

 Shareholder Organizations may, at their discretion, establish similar system-atic withdrawal plans with respect to the Shares held by their Customers. In-formation about such plans and the applicable procedures may be obtained by Customers directly from their institutions.

AUTOMATIC INVESTMENT PROGRAM

 The Automatic Investment Program permits Investors to purchase Shares (mini-mum of $50 per Fund per transaction) at regular intervals selected by the In-vestor. The minimum initial investment for an Automatic Investment Program ac-count is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, Shares are purchased by transferring funds from an In-vestor's checking, bank money market or NOW account designated by the Invest-or. At the Investor's option, the account designated will be debited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

 The Automatic Investment Program is one means by which an Investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time mar-ket performance, a fixed dollar amount is invested in Shares at predetermined intervals. This may help Investors to reduce their average cost per share be-cause the agreed upon fixed investment amount allows more Shares to be pur-chased during periods of lower share prices and fewer Shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, how-ever, that Shares bought using Dollar Cost Averaging are purchased without re-gard to their price on the day of investment or to market trends. In addition, while Investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his Shares at a price which is lower than their purchase price.

 To establish an Automatic Investment account permitting Investors to use the Dollar Cost Averaging investment method described above, an Investor must com-plete the Supplemental Application contained in this Prospectus and mail it to CGFSC. An Investor may cancel his participation in this Program or change the amount of purchase at any time by mailing written notification to CGFSC, P.O. Box 2798, Boston, MA 02208-2798 and notification will be effective three Busi-ness Days following receipt. Excelsior Tax-Exempt Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee cur-rently is contemplated. An Investor may also implement the Dollar Cost Averag-ing method on his own initiative or through other entities.

                          DIVIDENDS AND DISTRIBUTIONS

 Each Fund's net income for dividend purposes consists of (i) all accrued in-come, whether taxable or tax-exempt, plus discount earned on the Fund's as-sets, less (ii) amortization of premium on such assets, accrued expenses di-rectly attributable to the Fund, and the general expenses or the expenses com-mon to more than one Fund (e.g., legal, administrative, accounting, and Direc-tors' fees) of Excelsior Tax-Exempt Fund, prorated to each Fund on the basis of its relative net assets.

 The net investment income of the Funds is declared daily as a dividend to the persons who are shareholders of the respective Funds at the opening of business on the day of declaration. All such dividends are paid within ten days after the end of each month or within seven days after the redemption of all of a shareholder's Shares of a Fund. Net realized capital gains are distributed at least annually.

 All dividends and distributions paid on Shares held of record by the Invest-ment Adviser and its affiliates or correspondent banks will be paid in cash. Direct and Institutional Investors and Customers of other Shareholder Organiza-tions will receive dividends and distributions in additional Shares of the Fund on which the dividend or distribution is paid (as determined on the payable date), unless they have requested in writing (received by CGFSC at Excelsior Tax-Exempt Fund's address prior to the payment date) to receive dividends and distributions in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

                                     TAXES

FEDERAL

 Each of the Funds qualified for its last taxable year as a "regulated invest-ment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund expects to so qualify in future years. Such qualification generally relieves a Fund of liability for Federal income taxes to the extent its earn-ings are distributed in accordance with the Code.

 Qualification as a regulated investment company under the Code requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its exempt-interest income (if any), net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its tax-able income (including interest) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. It is anticipated that none of the dividends paid by the Funds will be eligible for the dividends received de-duction for corporations.

 Each Fund's policy is to pay dividends each year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Some dividends derived from exempt-interest income ("exempt-in-terest dividends") may be treated by a Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless, under the circumstances applicable to the particular shareholder, exclusion would be disallowed. (See Statement of Additional Information under "Additional Information Concerning Taxes.")

 If a Fund should hold certain "private activity bonds" issued after August 7, 1986, the portion of dividends paid by the Fund which are attributable to in-terest on such bonds must be included in a shareholder's Federal alternative minimum taxable income, as an item of tax preference, for the purpose of deter-mining liability (if any) for the 26% to 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments under the Federal alternative minimum tax. The environmental tax applicable to corpora-tions is imposed at the rate of .12% on the excess of the corporation's modi-fied Federal alternative minimum taxable income over $2 million. Shareholders receiving Social Security benefits should note that all exempt-interest divi-dends will be taken into account in determining the taxability of such bene-fits.

 Dividends payable by the Funds which are derived from taxable income or from long-term or short-term capital gains will be subject to Federal income tax, whether such dividends are paid in the form of cash or additional Shares.

 Distribution by a Fund of the excess of its net long-term capital gain over its net short-term capital loss is taxable to shareholders as long-term capi-tal gain, regardless of how long the shareholder has held the Shares and whether such gains are received in cash or reinvested in additional Shares.

 Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the fol-lowing year.

 An investor considering buying Shares of a Fund on or just before the record date of a taxable dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to him.

 A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange. If a shareholder holds Shares for six months or less and during that time receives a capital gain dividend on those Shares, any loss recognized on the sale or exchange of those Shares will be treated as a long-term capital loss to the extent of the capital gain dividend. If a shareholder holds Shares for six months or less and during that time receives an exempt-interest dividend on those Shares, any loss recognized on the sale or exchange of those Shares will be disallowed to the extent of the exempt-interest dividend. Generally, a shareholder may in-clude sales charges incurred upon the purchase of Shares in his or her tax ba-sis for such Shares for the purpose of determining gain or loss on a redemp-tion, transfer or exchange of such Shares. However, if the shareholder effects an exchange of such Shares for Shares of another Fund within 90 days of the purchase and is able to reduce the sales charges applicable to the new Shares (by virtue of the exchange privilege), the amount equal to reduction may not be included in the tax basis of the shareholder's exchanged Shares for the purpose of determining gain or loss, but may be included (subject to the limi-tation) in the tax basis of the new Shares.

 The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situa-tions. Shareholders will be advised at least annually as to the Federal income tax consequences of distributions made each year.

STATE AND LOCAL

 Exempt-interest dividends and other distributions paid by the Funds may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. Purchasers are advised to consult their tax advisers concerning the application of state and local taxes, which may have different conse-quences from those of the Federal income tax law described above.

                            MANAGEMENT OF THE FUNDS

 The business and affairs of the Funds are managed under the direction of Ex-celsior Tax-Exempt Fund's Board of Directors. The Statement of Additional In-formation contains the names of and general background information concerning Excelsior Tax-Exempt Fund's directors.

INVESTMENT ADVISER

 United States Trust Company of New York serves as the Investment Adviser to each Fund. U.S. Trust is a state-chartered bank and trust company. The Invest-ment Adviser provides trust and banking services to individuals, corporations, and institutions both nationally and internationally, including investment manage-ment, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. The Investment Adviser is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clearing House Association.

 On December 31, 1994, the Investment Adviser's Asset Management Group had ap-proximately $33 billion in assets under management. The Investment Adviser, which has its principal offices at 114 W. 47th Street, New York, New York 10036, is a subsidiary of U.S. Trust Corporation, a registered bank holding company.

 The Investment Adviser manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains records relating to such purchases and sales.

 The Short-Term, Intermediate-Term and Long-Term Funds' portfolio manager, Kenneth J. McAlley, is the person primarily responsible for the day-to-day management of the Funds' investment portfolios. Mr. McAlley, Executive Vice President and Manager of the Fixed Income Investment Division of U.S. Trust, has been with U.S. Trust since 1980 and has been the Long-Term Fund's portfo-lio manager since 1986 and the Short-Term and Intermediate-Term Funds' portfo-lio manager since 1995.

 For the services provided and expenses assumed pursuant to its Investment Ad-visory Agreements, the Investment Adviser is entitled to be paid a fee, com-puted daily and paid monthly, at the annual rates of .30% of the average daily net assets of the Short-Term Fund, .35% of the average daily net assets of the Intermediate-Term Fund, and .50% of the average daily net assets of the Long-Term Fund. For the fiscal year ended March 31, 1995, the Investment Adviser received an advisory fee at the effective annual rates of .28%, .32% and .47% of the average daily net assets of the Short-Term, Intermediate-Term and Long-Term Funds, respectively. For the same period, the Investment Adviser waived advisory fees at the effective annual rates of .02%, .03% and .03% of the av-erage daily net assets of each of the Short-Term, Intermediate-Term and Long-Term Funds, respectively.

 From time to time, the Investment Adviser may waive (either voluntarily or pursuant to applicable statutory expense limitations) all or a portion of the advisory fees payable to it by a Fund, which waiver may be terminated at any time. See "Management of the Funds--Service Organizations" for additional in-formation on fee waivers.

ADMINISTRATORS

 CGFSC, Federated Administrative Services and U.S. Trust serve as the Funds' administrators (the "Administrators") and provide them with general adminis-trative and operational assistance. The Administrators also serve as adminis-trators of the other portfolios of Excelsior Tax-Exempt Fund and Excelsior Fund and of Excelsior Institutional Trust, which are also advised by the In-vestment Adviser and distributed by the Distributor. For the services provided to all portfolios of Excelsior Tax-Exempt Fund and Excelsior Fund (except the International, Emerging Americas, Pacific/Asia and Pan European Funds of Ex-celsior Fund) and of Excelsior Institutional Trust, the Administrators are en-titled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the International, Emerging Americas, Pacific/Asia and Pan European Funds) as follows:

                  COMBINED AGGREGATE AVERAGE DAILY
                 NET ASSETS OF EXCELSIOR TAX-EXEMPT
                       FUND AND EXCELSIOR FUND
                    (EXCLUDING THE INTERNATIONAL,
                 EMERGING AMERICAS, PACIFIC/ASIA AND
                         PAN EUROPEAN FUNDS)
                AND OF EXCELSIOR INSTITUTIONAL TRUST                  ANNUAL FEE
                ------------------------------------                  ----------
first $200 million...................................................   .200%
next $200 million....................................................   .175%
over $400 million....................................................   .150%

 Administration fees payable to the Administrators by each portfolio of Excel-sior Tax-Exempt Fund, Ex celsior Fund and Excelsior Institutional Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may waive (either voluntarily or pursuant to applicable state expense limitations) all or a portion of the administration fee payable to them by a Fund, which waiver may be terminated at any time. See "Management of the Funds--Service Organizations" for additional information on fee waivers. For the fiscal year ended March 31, 1995, CGFSC and Concord Hold-ing Corporation, the former co-administrator, received an aggregate adminis-tration fee (under the same compensation arrangements noted above) at the ef-fective annual rate of .154% of the average daily net assets of each of the Short-Term, Intermediate-Term and Long-Term Funds.

SERVICE ORGANIZATIONS

 Excelsior Tax-Exempt Fund will enter into an agreement ("Servicing Agree-ment") with each Service Organization requiring it to provide administrative support services to its Customers beneficially owning Shares. As a considera-tion for the administrative services provided to Customers, a Fund will pay the Service Organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its Shares held by the Service Organization's Customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Service Organizations," may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connec-tion with Customer orders to purchase, exchange or redeem Shares; and provid-ing periodic statements. Under the terms of the Servicing Agreement, Service Organizations will be required to provide to Customers a schedule of any fees that they may charge in connection with a Customer's investment. Until further notice, the Investment Adviser and Administrators have voluntarily agreed to waive fees payable by a Fund in an amount equal to administrative service fees payable by that Fund.

BANKING LAWS

 Banking laws and regulations currently prohibit a bank holding company regis-tered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a regis-tered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Shares of the Funds, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks gen-erally from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such company for and upon the order of customers. The Investment Adviser, CGFSC and certain Shareholder Organizations may be subject to such banking laws and regulations. State secu-rities laws may differ from the interpretations of Federal law discussed in this paragraph and banks and financial institutions may be required to regis-ter as dealers pursuant to state law.

 Should legislative, judicial, or administrative action prohibit or restrict the activities of the Investment Adviser or other Shareholder Organizations in connection with purchases of Fund Shares, the Investment Adviser and such Shareholder Organizations might be required to alter materially or discontinue the investment services offered by them to Customers. It is not anticipated, however, that any resulting change in the Funds' method of operations would affect their net asset values per Share or result in financial loss to any shareholder.

                         DESCRIPTION OF CAPITAL STOCK

 Excelsior Tax-Exempt Funds, Inc. (formerly UST Master Tax-Exempt Funds, Inc.) was organized as a Maryland corporation on August 8, 1984. Currently, Excel-sior Tax-Exempt Fund has authorized capital of 14 billion shares of Common Stock, $.001 par value per share, classified into 5 classes of shares repre-senting 5 investment portfolios currently being offered. Ex celsior Tax-Exempt Fund's Charter authorizes the Board of Directors to clas-sify or reclassify any class of shares of Excelsior Tax-Exempt Fund into one or more classes or series. Shares of Class B, C and F represent interests in the Intermediate-Term Tax-Exempt, Long-Term Tax-Exempt and Short-Term Tax-Ex-empt Securities Funds, respectively.

 Each Share represents an equal proportionate interest in the particular Fund with other Shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Excelsior Tax-Exempt Fund's Board of Direc-tors.

 Shareholders are entitled to one vote for each full Share held, and frac-tional votes for fractional Shares held, and will vote in the aggregate and not by class, except as otherwise expressly required by law.

 Certificates for Shares will not be issued unless expressly requested in writing to CGFSC and will not be issued for fractional Shares.

 As of July 11, 1995, U.S. Trust held of record substantially all of the Shares in the Funds as agent or custodian for its customers, but did not own such Shares beneficially because it did not have voting or investment discre-tion with respect to such Shares. U.S. Trust is a wholly-owned subsidiary of U.S. Trust Corporation.

                         CUSTODIAN AND TRANSFER AGENT

 The Chase Manhattan Bank, N.A. ("Chase"), a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets. Communications to the custodian should be directed to Chase, Mutual Funds Service Division, 770 Broadway, New York, New York 10003-9598.

 U.S. Trust serves as the Funds' transfer and dividend disbursing agent. U.S. Trust has entered into a sub-transfer agency arrangement with CGFSC, 73 Tremont Street, Boston, Massachusetts 02108-3913, pursuant to which CGFSC pro-vides certain transfer agent, dividend disbursement and registrar services to the Funds.

                       PERFORMANCE AND YIELD INFORMATION

 From time to time, in advertisements or in reports to shareholders, the per-formance and yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

 Performance and yield data as reported in national financial publications, including but not limited to Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional na-ture, may also be used in comparing the performance and yields of the Funds.

 Each Fund may advertise its effective yield which is calculated by dividing its average daily net investment income per Share during a 30-day (or one month) base period identified in the advertisement by its maximum offering price per Share on the last day of the period, and annualizing the result on a semiannual basis.

 In addition, each Fund may from time to time advertise its "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Fund. This yield is com-puted by increasing the yield of the Fund's Shares (calculated as above) by the amount necessary to reflect the payment of Federal income taxes at a stated tax rate.

 From time to time, each Fund may advertise its performance by using "average annual total return" over various periods of time. Such total return figure reflects the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-year period and may be given for other periods as well (such as from the com-mencement of a Fund's operations, or on a year-by-year basis). Each Fund may also use aggregate total return figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specific period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund Shares, and also reflect the maximum sales load charged by the Fund.

 Performance and yields will fluctuate and any quotation of performance and yield should not be considered as representative of a Fund's future perfor-mance. Since yields fluctuate, yield data cannot necessarily be used to com-pare an investment in the Funds with bank deposits, savings accounts and simi-lar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that the per-formance and yield are generally functions of the kind and quality of the in-struments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by the Shareholder Organizations with re-spect to accounts of Customers that have invested in Shares will not be in-cluded in calculations of yield and performance.

                                 MISCELLANEOUS

 Shareholders will receive unaudited semiannual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent auditors.

 As used in this Prospectus, a "vote of the holders of a majority of the out-standing shares" of Excelsior Tax-Exempt Fund or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of Excelsior Tax-Exempt Fund or such Fund, or (b) 67% or more of the shares of Excelsior Tax-Exempt Fund or such Fund present at a meeting if more than 50% of the outstanding shares of Excelsior Tax-Exempt Fund or such Fund are represented at the meeting in person or by proxy.

 Inquiries regarding any of the Funds may be directed to the Distributor at the address listed under "Distributor."

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

  Complete the Application(s) and mail to: FOR OVERNIGHT DELIVERY: send to:


  Excelsior Funds                          Excelsior Funds
  c/o Chase Global Funds Service Company   c/o Chase Global Funds Service
  P.O. Box 2798                             Company--Transfer Agent
  Boston, MA 02208-2798                    73 Tremont Street
                                           Boston, MA 02108-3913



  Please enclose with the Application(s) your check made payable to the "Ex-celsior Funds" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus en-titled "How to Purchase and Redeem Shares--
Purchase Procedures."

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, the minimum initial investment is $500 per Fund; subsequent investments must be in the minimum amount of $50 per Fund. Investments may be made in excess of these minimums.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with pro-cedures described in the Prospectus. In the case of shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests in excess of $50,000 per account must be accompanied by signature guarantees.

SIGNATURES: Please be sure to sign the Application(s).

  If the shares are registered in the name of:
    - an individual, the individual should sign.
    - joint tenants, both tenants should sign.
    - a custodian for a minor, the custodian should sign.
    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity.)*

  *A corporate resolution or appropriate certificate may be required.

QUESTIONS:

  If you have any questions regarding the Application or redemption require-ments, please contact the transfer agent at (800) 446-1012 between 9:00 a.m. and 5:00 p.m. (Eastern Time).

--------------------------------------------------------------------------------

  [LOGO OF EXCELSIOR TAX-   CHASE GLOBAL FUNDS SERVICE COMPANY     NEW
    EXEMPT FUNDS INC.       CLIENT SERVICES                        ACCOUNT
      APPEARS HERE]         P.O. Box 2798                          APPLICATION
                            Boston, MA 02208-2798
                            (800) 446-1012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

  [_] Individual   [_] Joint Tenants    [_] Trust   [_] Gift/Transfer to Minor
  [_] Other ____________________________________________________________________

  Note: Joint tenant registration will be as "joint tenants with right of survivorship" unless otherwise specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and the date of the trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN")). For IRA accounts a different application is required.

  _____________________________  _______________________________________________
  Name(s) (please print)         Social Security # or Taxpayer Identification #

                                 (   )
  _____________________________  _______________________________________________
  Name                           Telephone #
  _____________________________
  Address
  _____________________________  [_] U.S. Citizen  [_] Other (specify)__________
  City/State/Zip

--------------------------------------------------------------------------------

  FUND SELECTION (THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT IS $500 PER
  FUND AND $50 PER FUND, RESPECTIVELY. MAKE CHECKS PAYABLE TO "EXCELSIOR
  FUNDS.")
--------------------------------------------------------------------------------

                                                 INITIAL INVESTMENT                                        INITIAL INVESTMENT
     [_] Short-Term Tax-Exempt Securities Fund   $ ____________ 825    [_] Long-Term Tax-Exempt Fund       $ ____________  808
     [_] Intermediate-Term Tax-Exempt Fund       $ ____________ 807    [_] Other ________________________  $ ____________
                                                                       TOTAL INITIAL INVESTMENT:           $ ____________

  NOTE: If investing by wire, you must obtain a Bank Wire Control Number. To do so, please call (800) 446-1012 and ask for the Wire Desk.

  A. BY MAIL: Enclosed is a check in the amount of $ _____ payable to "Excelsior Funds."
  B. BY WIRE: A bank wire in the amount of $_____ has been sent to the Fund from _________________________________  ______________________________________
                Name of Bank                        Wire Control Number


  CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:
  All dividends are to be             [_] reinvested        [_] paid in cash
  All capital gains are to be         [_] reinvested        [_] paid in cash

--------------------------------------------------------------------------------
  ACCOUNT PRIVILEGES
--------------------------------------------------------------------------------

  TELEPHONE EXCHANGE AND REDEMPTION

  [_] I/We appoint CGFSC as my/our agent to act upon instructions received by telephone in order to effect the telephone exchange and redemption privileges. I/We hereby ratify any instructions given pursuant to this authorization and agree that Excelsior Fund, Excelsior Tax-Exempt Fund, CGFSC and their directors, officers and employees will not be liable for any loss, liability, cost or expense for acting upon instructions believed to be genuine and in accordance with the procedures described in the then current Prospectus. To the extent that Excelsior Fund and Excelsior Tax-Exempt Fund fail to use reasonable procedures as a basis for their belief, they or their service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

  I/We further acknowledge that it is my/our responsibility to read the Prospectus of any Fund into which I/we exchange.

  [_] I/We do not wish to have the ability to exercise telephone redemption and exchange privileges. I/We further understand that all exchange and redemption requests must be in writing.

  SPECIAL PURCHASE AND REDEMPTION PLANS
  I/We have completed and attached the Supplemental Application for:

  [_] Automatic Investment Plan
  [_] Systematic Withdrawal Plan

  AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO PRE-DESIGNATED ACCOUNT.

  I/We hereby authorize CGFSC to act upon instructions received by telephone to withdraw $500 or more from my/our account in the Excelsior Funds and to wire the amount withdrawn to the following commercial bank account. I/We understand that CGFSC charges an $8.00 fee for each wire redemption, which will be deducted from the proceeds of the redemption.

  Title on Bank Account*________________________________________________________

  Name of Bank _________________________________________________________________

  Bank A.B.A. Number ___________________________ Account Number ________________

  Bank Address _________________________________________________________________

  City/State/Zip _______________________________________________________________
  (attach voided check here)

  A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certificate of Partnership") indicating the names and titles of officers authorized to act on its behalf.
  * TITLE ON BANK AND FUND ACCOUNT MUST BE IDENTICAL.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  RIGHTS OF ACCUMULATION
--------------------------------------------------------------------------------

  To qualify for Rights of Accumulation, you must complete this section, listing all of your accounts including those in your spouse's name, joint accounts and accounts held for your minor children. If you need more space, please attach a separate sheet.

  [_] I/We qualify for the Rights of Accumulation sales charge discount described in the Prospectus and Statement of Additional Information.
  [_] I/We own shares of more than one Fund distributed by Edgewood Services,
      Inc. Listed below are the numbers of each of my/our Shareholder Accounts.
  [_] The registration of some of my/our shares differs from that shown on this application. Listed below are the account number(s) and full registration(s) in each case.

  LIST OF OTHER EXCELSIOR FUND ACCOUNTS:
  ______________________  ______________________________________________________
  ______________________  ______________________________________________________
  ______________________  ______________________________________________________
  ACCOUNT NUMBER          ACCOUNT REGISTRATIONS

--------------------------------------------------------------------------------
  LETTER OF INTENT
--------------------------------------------------------------------------------

  [_] I agree to the Letter of Intent provisions set forth in the Prospectus. Although I am not obligated to purchase, and Excelsior Tax-Exempt Fund is not obligated to sell, I intend to invest, over a 13-month period beginning
  on        , 19 , an aggregate amount in Eligible Funds of Excelsior Fund and
  Excelsior Tax-Exempt Fund at least equal to (check appropriate box):

  [_] $50,00    [_] $100,000    [_] $250,000
  [_] $500,000  [_] $1,000,000  [_] $2,000,0000

  By signing this application, I hereby authorize CGFSC to redeem an appropriate number of shares held in escrow to pay any additional sales loads payable in the event that I do not fulfill the terms of this Letter of
  Intent.
--------------------------------------------------------------------------------
  AGREEMENTS AND SIGNATURES
--------------------------------------------------------------------------------
  By signing this application, I/we hereby certify under penalty of perjury that the information on this application is complete and correct and that as required by Federal law:

  [_] I/We certify that (1) the number(s) shown on this form is/are the correct taxpayer identification number(s) and (2) I/we are not subject to backup withholding either because I/we have not been notified by the Internal Revenue Service that I/we are subject to backup withholding, or the IRS has notified me/us that I am/we are no longer subject to backup withholding. (NOTE: IF ANY OR ALL OF PART 2 IS NOT TRUE, PLEASE STRIKE OUT THAT PART BEFORE SIGNING.)

  [_] If no taxpayer identification number ("TIN") or SSN has been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN, and I/we understand that if I/we do not provide this number to CGFSC within 60 days of the date of this application, or if I/we fail to furnish my/our correct SSN or TIN, I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide this number on Form W-9. You may request the form by calling CGFSC at the number listed above).

  I/We represent that I am/we are of legal age and capacity to purchase shares of the Excelsior Funds. I/We have received, read and carefully reviewed a copy of the appropriate Fund's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Fund nor the Distributor is a bank and that Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, United States Trust Company of New York, its parent and affiliates and the Shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency; and that an investment in the Funds involves investment risks, including possible loss of principal amount invested.

  X _____________________________________ Date _________________________________
  Owner Signature

  X _____________________________________ Date _________________________________
  Co-Owner Signature

  Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for a corporation, trust custodial account, etc.).

--------------------------------------------------------------------------------
  FOR USE BY AUTHORIZED AGENT (BROKER/DEALER) ONLY
--------------------------------------------------------------------------------

  We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Edgewood Services, Inc., and with the Prospectus and Statement of Additional Information of each Fund purchased. We agree to notify CGFSC of any purchases made under the Letter of Intent or Rights of Accumulation.

  ________________________________________  ____________________________________
  Investment Dealer's Name                  Source of Business Code

  ________________________________________  ____________________________________
  Main Office Address                       Branch Number

  ________________________________________  ____________________________________
  Representative's Number                   Representative's Name

  ________________________________________  ____________________________________
  Branch Address                            Telephone

  ________________________________________  ____________________________________
  Investment Dealer's Authorized Signature  Title



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  [LOGO OF EXCELSIOR TAX-   CHASE GLOBAL FUNDS         SUPPLEMENTAL
    EXEMPT FUNDS INC.       SERVICE COMPANY            APPLICATION
      APPEARS HERE]         CLIENT SERVICES            SPECIAL INVESTMENT AND
                            P.O. Box 2798              WITHDRAWAL OPTIONS
                            Boston, MA 02208-2798
                            (800) 446-1012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ACCOUNT REGISTRATION   PLEASE SUPPLY THE FOLLOWING INFORMATION EXACTLY AS IT
                         APPEARS ON THE FUND'S RECORD.
--------------------------------------------------------------------------------

  Fund Name _________________________  Account Number __________________________
  Owner Name ________________________ Social Security or Taxpayer ID Number ___ Street Address ____________________ City, State, Zip Code ___________________
  Resident of [_] U.S. [_] Other ____  [_] Check here if this is a change of address
--------------------------------------------------------------------------------
  DISTRIBUTION OPTIONS (DIVIDENDS AND CAPITAL GAINS WILL BE REINVESTED UNLESS OTHERWISE INDICATED)
--------------------------------------------------------------------------------

  A. CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:

         All dividends are to be      [_] reinvested  [_] paid in cash
         All capital gains are to be  [_] reinvested  [_] paid in cash

  B. PAYMENT ORDER: Complete only if distribution checks are to be payable to another party. Make distribution checks payable to:

                                       Name of Your Bank _______________________
  Name ____________________________    Bank Account Number _____________________
  Address _________________________    Address of Bank _________________________
  City, State, Zip Code ________________________________________________________

  C. DISTRIBUTIONS REINVESTED-CROSS FUNDS: Permits all distributions from one Fund to be automatically reinvested into another identically-registered Excelsior Fund (NOTE: You may NOT open a new Fund account with this option.) Transfer all distributions earned:

  From: _______________________________  Account No. ___________________________
                   (Fund)
  To: _________________________________  Account No. ___________________________
                   (Fund)
--------------------------------------------------------------------------------
  AUTOMATIC INVESTMENT PLAN   [_] YES  [_] NO
--------------------------------------------------------------------------------

  I/We hereby authorize CGFSC to debit my/our personal checking account on the designated dates in order to purchase shares in the Fund indicated at the top of this application at the applicable public offering price determined on that day.
                      [_] Monthly on the 1st day
                      [_] Monthly on the 15th day
                      [_] Monthly on both the 1st and 15th days
  Amount of each debit (minimum $50 per Fund) $ ________________________
  NOTE: A Bank Authorization Form (below) and a voided personal check must accompany the Automatic Investment Plan application.

- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
--------------------------------------------------------------------------------

  EXCELSIOR FUNDS CLIENT SERVICES                     AUTOMATIC INVESTMENT PLAN

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  BANK AUTHORIZATION
--------------------------------------------------------------------------------

  _________________________ _________________________ __________________________
  Bank Name                 Bank Address              Bank Account Number

  I/We authorize you, the above named bank, to debit my/our account for amounts drawn by CGFSC, acting as my agent for the purchase of Fund shares. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until revoked in writing and received by you. I/We agree that you shall incur no liability when honoring debits, except a loss due to payments drawn against insufficient funds. I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the cancellation of that purchase.

  _____________________________________  _______________________________________
  Account Holder's Name                  Joint Account Holder's Name

  X ____________________ ______________  X ____________________ ________________
         Signature       Date                   Signature       Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  SYSTEMATIC WITHDRAWAL PLAN   [_] YES   [_] NO     NOT AVAILABLE FOR IRA'S
--------------------------------------------------------------------------------

   AVAILABLE TO SHAREHOLDERS WITH ACCOUNT BALANCES OF $10,000 OR MORE.

  I/We hereby authorize CGFSC to redeem the necessary number of shares from my/our Excelsior Fund Account on the designated dates in order to make the following periodic payments:

  [_] Monthly on the 24th day

  [_] Quarterly on the 24th day of January, April, July and October

  [_] Other_____________________________________________________________________

  (This request for participation in the Plan must be received by the 18th day of the month in which you wish withdrawals to begin.)

  Amount of each check ($100 minimum) $ ________________________________________

  Please make check payable to: (To be completed only if redemption proceeds to be paid to other than account holder of record or mailed to address other than address of record)

  Recipient ____________________________________________________________________

  Street Address _______________________________________________________________

  City, State, Zip Code ________________________________________________________

  NOTE: If recipient of checks is not the registered shareholder, signature(s) below must be guaranteed. A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names and titles of officers authorized to act on its behalf.

--------------------------------------------------------------------------------
  AGREEMENT AND SIGNATURES
--------------------------------------------------------------------------------

  The investor(s) certifies and agrees that the certifications, authorizations, directions and restrictions contained herein will continue until CGFSC receives written notice of any change or revocation. Any change in these instructions must be in writing with all signatures guaranteed (if applicable).

  Date ___________________________


  X ___________________________________  X _____________________________________
    Signature                              Signature

  X ___________________________________  X _____________________________________
    Signature Guarantee* (if applicable)   Signature Guarantee* (if applicable)


  X ___________________________________  X _____________________________________
    Signature                              Signature

  X ___________________________________  X _____________________________________
    Signature Guarantee* (if applicable)   Signature Guarantee* (if applicable)

  *ELIGIBLE GUARANTORS: An Eligible Guarantor institution is a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, provided that such institution is a participant in STAMP, the Securities Transfer Agents Medallion Program.
- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PROSPECTUS SUMMARY.........................................................   2
EXPENSE SUMMARY............................................................   3
FINANCIAL HIGHLIGHTS.......................................................   5
INVESTMENT OBJECTIVES AND POLICIES.........................................   8
PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION.....................   9
INVESTMENT LIMITATIONS.....................................................  13
PRICING OF SHARES..........................................................  14
HOW TO PURCHASE AND REDEEM SHARES..........................................  15
INVESTOR PROGRAMS..........................................................  20
DIVIDENDS AND DISTRIBUTIONS................................................  23
TAXES......................................................................  24
MANAGEMENT OF THE FUNDS....................................................  25
DESCRIPTION OF CAPITAL STOCK...............................................  27
CUSTODIAN AND TRANSFER AGENT...............................................  28
PERFORMANCE AND YIELD INFORMATION..........................................  28
MISCELLANEOUS..............................................................  29
INSTRUCTIONS FOR NEW ACCOUNT APPLICATION...................................  30

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDI-TIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OF-FERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REP-RESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANIES OR BY THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANIES OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

USTTXXP196


          [LOGO OF EXCELSIOR TAX-EXEMPT FUNDS INC. APPEARS HERE]

                     SHORT-TERM TAX-EXEMPT SECURITIES FUND

                       INTERMEDIATE-TERM TAX-EXEMPT FUND

                           LONG-TERM TAX-EXEMPT FUND


                                   Prospectus
                                 August 1, 1995

                     (as revised on January 1, 1996)

                                                             LOGO


A Management Investment Company
--------------------------------------------------------------------------------
New York Intermediate-Term        For initial purchase information, current
Tax-Exempt Fund                   prices, yield and performance information
                                  and existing account information,
73 Tremont Street                 call (800) 446-1012.
Boston, Massachusetts 02108-3913  (From overseas, call (617) 557-8280.)
--------------------------------------------------------------------------------

This Prospectus describes the New York Intermediate-Term Tax-Exempt Fund (the "Fund"), a non-diversified investment portfolio offered to investors by Excel-sior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") (formerly UST Master Tax-Exempt Funds, Inc.), an open-end management investment company.

 NEW YORK INTERMEDIATE-TERM TAX- EXEMPT FUND'S investment objective is to pro-vide New York investors with as high a level of current interest income exempt from Federal income tax, and, to the extent possible, from New York state and New York City personal income taxes, as is consistent with relative stability of principal. Under normal market conditions, at least 65% of the Fund's total assets will be invested in New York Municipal Obligations. Although the Fund has no restrictions as to the minimum or maximum maturity of any individual se-curity it may hold, it will have a dollar-weighted average portfolio maturity of 3 to 10 years.
 Edgewood Services, Inc. sponsors the Fund and serves as its distributor and United States Trust Company of New York (the "Investment Adviser" or "U.S. Trust") serves as the Fund's investment adviser.

 This Prospectus sets forth concisely the information about the Fund that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. A Statement of Additional Information dated August 1, 1995 (as revised on January 1, 1996) and containing additional information about the Fund has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is avail-able to investors without charge by writing to Excelsior Tax-Exempt Fund at its address shown above or by calling (800) 446-1012. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in its entirety into this Prospectus.
SHARES IN THE FUND ("SHARES") ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY, ITS PARENT AND AFFILIATES AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                August 1, 1995
                        (as revised on January 1, 1996)

                                EXPENSE SUMMARY

                                                                  NEW YORK
                                                              INTERMEDIATE-TERM
                                                               TAX-EXEMPT FUND
                                                              -----------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load on Purchases (as percentage of offering
 price)......................................................       4.50%
Sales Load on Reinvested Dividends...........................        None
Deferred Sales Load..........................................        None
Redemption Fees/1/...........................................        None
Exchange Fee.................................................        None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS):
Advisory Fees (after fee waivers)/2/.........................        .48%
12b-1 Fees...................................................        None
Other Operating Expenses
 Administrative Servicing Fee/2/.............................        .02%
 Other Expenses..............................................        .28%
                                                                    -----
Total Operating Expenses (after fee waivers)/2/..............        .78%
                                                                    =====

-------
1. The Fund's transfer agent imposes a direct $8.00 charge on each wire redemp-tion by noninstitutional (i.e. individual) investors which is not reflected in the estimated expense ratios presented herein. Shareholder organizations may charge their customers transaction fees in connection with redemptions. See "Redemption Procedures."
2. The Investment Adviser and Administrators may from time to time voluntarily waive part of their respective fees, which waivers may be terminated at any time. Until further notice, the Investment Adviser and/or Administrators in-tend to voluntarily waive fees in an amount equal to the Administrative Ser-vicing Fee. Without such fee waivers, "Advisory Fee" would be .50% and "To-tal Operating Expenses" would be .80% for the Fund.

Example: You would pay the following estimated expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption of your investment at the end of the following periods:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
New York Intermediate-Term Tax-Exempt Fund......  $53     $69     $86     $137

  The foregoing expense summary and example (based on the maximum sales load payable on the Shares) are intended to assist the investor in understanding the costs and expenses that an investor in Shares of the Fund will bear directly or indirectly. The expense summary sets forth advisory and other expenses payable with respect to Shares of the Fund for the fiscal year ended March 31, 1995. For more complete descriptions of the Fund's operating expenses, see "Manage-ment of the Fund" in this Prospectus and the financial statements and notes in-corporated by reference in the Statement of Additional Information.

  THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LOWER THAN THOSE SHOWN IN THE EXPENSE SUMMARY AND EXAMPLE.

                              FINANCIAL HIGHLIGHTS

  The following table includes selected data for a Share outstanding throughout each period and other performance information derived from the financial state-ments included in Excelsior Tax-Exempt Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1995 (the "Financial Statements"). The informa-tion contained in the Financial Highlights for each period has been audited by Ernst & Young LLP, Excelsior Tax- Exempt Fund's independent auditors. The fol-lowing table should be read in conjunction with the Financial Statements and notes thereto. More information about the performance of the Fund is also con-tained in the Annual Report to Shareholders, which may be obtained from Excel-sior Tax-Exempt Fund without charge by calling the number on the front cover of this Prospectus.

                   NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

                                             YEAR ENDED MARCH 31,
                                     ----------------------------------------
                                      1995    1994     1993    1992   1991/1/
                                     ------  -------  ------  ------  -------
Net Asset Value, Beginning of
 Period............................. $ 8.18  $  8.61  $ 8.31  $ 8.20  $ 8.00
                                     ------  -------  ------  ------  ------
Income From Investment Operations
  Net Investment Income.............   0.33     0.31    0.34    0.41    0.39
  Net Gains or (Losses) on
   Securities (both realized and
   unrealized)......................   0.15    (0.13)   0.41    0.19    0.20
                                     ------  -------  ------  ------  ------
  Total From Investment Operations..   0.48     0.18    0.75    0.60    0.59
                                     ------  -------  ------  ------  ------
Less Distributions
  Dividends From Net Investment
   Income...........................  (0.33)   (0.31)  (0.34)  (0.41)  (0.39)
  Distributions From Net Realized
   Gain on Investments..............  (0.09)   (0.22)  (0.11)  (0.08)   0.00
  Distributions in Excess of Net
   Realized Gain on Investments.....   0.00    (0.08)   0.00    0.00    0.00
                                     ------  -------  ------  ------  ------
  Total Distributions...............  (0.42)   (0.61)  (0.45)  (0.49)  (0.39)
                                     ------  -------  ------  ------  ------
Net Asset Value, End of Period...... $ 8.24  $  8.18  $ 8.61  $ 8.31  $ 8.20
                                     ======  =======  ======  ======  ======
Total Return/2/.....................  6.05%    1.87%   9.27%   7.42%   7.54%
Ratios/Supplemental Data
  Net Assets, End of Period (in
   millions)........................ $87.16  $107.49  $88.25  $52.26  $25.88
  Ratio of Net Operating Expenses to
   Average Net Assets...............  0.78%    0.87%   0.89%   0.88%   0.86%/3/
  Ratio of Gross Operating Expenses
   to Average Net Assets............  0.80%    0.87%   0.89%   0.88%   0.86%/3/
  Ratio of Net Income to Average Net
   Assets...........................  4.06%    3.55%   3.94%   4.82%   5.72%/3/
  Portfolio Turnover Rate........... 563.0%   326.0%  339.0%  106.0%  105.0%/3/

-------
NOTES
1. Inception date of the Fund was May 31, 1990.
2. Total return data does not reflect the sales load payable on purchases of Shares.
3. Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

 The Investment Adviser will use its best efforts to achieve the Fund's invest-ment objective although its achievement cannot be assured. The Fund's invest-ment objective and, except as indicated otherwise, the policies described below may be changed by Excelsior Tax-Exempt Fund's Board of Directors without a vote of the Fund's shareholders. Certain investment limitations which cannot be changed without the requisite vote of the shareholders are set forth below un-der "Investment Limitations."

GENERAL

 The Fund is a non-diversified investment portfolio whose investment objective is to provide New York investors with as high a level of current interest in-come exempt from Federal income tax and, to the extent possible, from New York state and New York City personal income taxes as is consistent with the preser-vation of capital and relative stability of principal. To accomplish this goal, the Fund anticipates that it will invest primarily in New York Municipal Obli-gations as defined below. Although the Fund has no restrictions as to the mini-mum or maximum maturity of any individual security that it may hold, it will have a dollar-weighted average portfolio maturity of 3 to 10 years.

 As a matter of fundamental policy, except during temporary defensive periods, at least 80% of the Fund's net assets will be invested in debt obligations is-sued by or on behalf of the State of New York and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the in-terest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations"). The Fund expects that, except during temporary defensive periods, under normal market conditions 65% of the Fund's total assets will be invested in debt securities of the State of New York, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York state and New York City income taxes ("New York Munici-pal Obligations"). In general, the Fund anticipates that dividends derived from interest on Municipal Obligations other than New York Municipal Obligations will be exempt from regular Federal income tax but may be subject to New York state and New York City personal income taxes. See "Taxes" below.

 Under normal market conditions, up to 20% of the Fund's assets may be held in cash or invested in taxable obligations described below under "Portfolio In-struments and Other Investment Information--Eligible Taxable Obligations." When market conditions are uncertain, the Fund may hold cash reserves and eligible taxable securities without limitations in order to maintain a temporary defen-sive position. Uninvested cash reserves will not earn income.

QUALITY OF INVESTMENTS

 The Fund invests in Municipal Obligations that are rated at the time of pur-chase: (1) "A" or higher by Standard & Poor's Ratings Group ("S&P") or by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds (or, in cer-tain instances, municipal bonds with lower ratings if they are determined by the Investment Adviser to be comparable to A-rated issues); (2) "SP-2" or higher by S&P or "MIG-2" or higher ("VMIG-2" or higher, in the case of variable rate notes) by Moody's, in the case of notes; and (3) "A-2" or higher by S&P or "Prime-2" or higher by Moody's, in the case of tax-exempt commercial paper. If not rated, Municipal Obligations purchased by the Fund will be of comparable quality to the above ratings as determined by the Investment Adviser under the supervision of the Board of Directors. A discussion of Moody's and S&P's rating categories is contained in Appendix A to the Statement of Additional Information.

TYPES OF MUNICIPAL OBLIGATIONS

 The two principal classifications of Municipal Obligations which may be held by the Fund are "general obligation" securities and "revenue" securities. Gen-eral obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Rev-enue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a spe-cial excise tax or other specific revenue source such as the user of the fa-cility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance var-ious privately operated facilities, and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corpo-rations or other entities. Since interest on private activity bonds is treated as a specific tax preference item under the Federal alternative minimum tax, the Fund's investments in private activity bonds will not exceed, under normal market conditions, 20% of its total assets when added together with cash and any taxable investments held by the Fund.

 The Fund's portfolio may also include, without limitation, "moral obligation" securities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt serv-ice obligations from current revenues, it may draw on a reserve fund, the res-toration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

 The Fund may also purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments or both with re-spect to specific underlying Municipal Obligations. In general, such "stripped" Municipal Obligations are offered at a substantial discount in re-lation to the principal and/or interest payments which the holders of the re-ceipt will receive. To the extent that such discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Obligation, such yield will be exempt from Federal income tax for such investor to the same extent as interest on the underlying Munici-pal Obligation. The Fund intends to purchase "stripped" Municipal Obligations only when the yield thereon will be, as described above, exempt from Federal income tax to the same extent as interest on the underlying Municipal Obliga-tions. "Stripped" Municipal Obligations are considered illiquid securities subject to the 10% limit described in Investment Limitation No. 3 below.

            PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION

VARIABLE AND FLOATING RATE INSTRUMENTS

 Municipal Obligations purchased by the Fund may include variable and floating rate instruments. The interest rates on such instruments are not fixed and vary with changes in the particular interest rate benchmarks or indexes. Unrated variable and floating rate instruments will be purchased by the Fund based upon the Investment Adviser's determination that their quality at the time of purchase is comparable to at least the minimum ratings set forth above. In some cases the Fund may require that the issuer's obligation to pay the principal be backed by an unconditional and irrevocable bank letter or line of credit, guarantee or commitment to lend. Although there may be no ac-tive secondary market with respect to a particular variable or floating rate instrument purchased by the Fund, the Fund may (at any time or during speci-fied intervals within a prescribed period, depending upon the instrument in-volved) demand payment in full of the principal and may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate in-strument in the event the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights. In such cases, the Fund could suffer a loss with respect to the instruments.

WHEN-ISSUED AND FORWARD TRANSACTIONS AND STAND-BY COMMITMENTS

 The Fund may purchase Municipal Obligations on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transac-tions involve a commitment by the Fund to purchase or sell particular Munici-pal Obligations with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of in-terest rates. The Fund expects that its forward commitments and "when-issued" purchases will not exceed 25% of the value of its total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Fund does not intend to engage in "when-issued" purchases and for-ward commitments for speculative purposes but only in furtherance of its in-vestment objective.

 The Fund may also acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a "stand-by commitment," a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a stated price. The Fund will acquire "stand-by commitments" solely to facili-tate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. "Stand-by commitments" acquired by the Fund will be val-ued at zero in determining the Fund's net asset value.

ELIGIBLE TAXABLE OBLIGATIONS

 Taxable securities that may be held by the Fund within the limits described above include: (i) municipal bond index and interest rate futures contracts;
(ii) obligations of the U.S. Treasury; (iii) obligations of agencies and in-strumentalities of the U.S. Government; (iv) money market instruments such as certificates of deposit and bankers' acceptances; (v) repurchase agreements collateralized by U.S. Government obligations or other money market instru-ments; or (vi) securities issued by other investment companies. Municipal bond index futures contracts, investment company securities and repurchase agree-ments are described below.

Futures Contracts

 The Fund may purchase and sell municipal bond index and interest rate futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

 The Fund may enter into contracts for the future delivery of fixed-income se-curities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to the municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

 The Fund will not engage in transactions in futures contracts for specula-tion, but only as a hedge against changes in market values of securities which the Fund holds or intends to purchase where the transactions reduce risks in-herent in the management of the Fund. The Fund will engage in futures con-tracts only to the extent permitted by the Commodity Futures Trading Commis-sion ("CFTC") and the Securities and Ex-change Commission ("SEC"). When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures con-tract, it must maintain a segregated account containing cash and/or certain liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing cash and/or certain liquid as-sets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segrega-tion requirements are not applicable when the Fund "covers" a futures position generally by entering into an offsetting position. As of the date of this Pro-spectus, the Fund intends to limit its hedging transactions in futures con-tracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the ex-change on which the futures contract is traded does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and losses on the Fund's open contracts.

 Transactions in futures contracts as a hedging device may subject the Fund to a number of risks. Successful use of futures contracts by the Fund is subject to the ability of the Investment Adviser to correctly anticipate movements in the direction of the market. In addition, there may be an imperfect correla-tion, or no correlation at all, between movements in the price of the futures contracts and movements in the price of the securities being hedged. Further, there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Any in-come from investments in futures contracts will be taxable.

Investment Company Securities

 Subject to the limit on investments in taxable obligations described above, the Fund may invest in securities issued by other investment companies which invest in high-quality, short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment compa-ny, some or all of which would be duplicative. Such securities will be ac-quired by the Fund within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act") which include, subject to certain exceptions, a pro-hibition against the Fund investing more than 10% of the value of its total assets in such securities.

Repurchase Agreements

 The Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repur-chase agreements"). The Fund will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Investment Adviser, pursuant to guidelines established by Excelsior Tax-Exempt Fund's Board of Directors. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered to be illiquid securities and will be subject to the 10% limit described in Investment Limi-tation No. 3 below.

 The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible delay in connection with the disposition of the underlying securi-ties or loss to the extent that proceeds from a sale of the underlying securi-ties were less than the repurchase price under the agreement. Income on the repurchase agreements will be taxable.

ILLIQUID SECURITIES

 The Fund will not knowingly invest more than 10% of the value of its net as-sets in securities that are illiquid. The Fund may purchase securities which are not registered under the Securities Act of 1933 (the "Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is determined by the Investment Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that secu-rity. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buy-ers become uninterested in purchasing these restricted securities.

PORTFOLIO TURNOVER

 The Fund may sell a portfolio investment immediately after its acquisition if the Investment Adviser believes that such a disposition is consistent with the Fund's investment objective. The rate of portfolio turnover will not be a lim-iting factor in making portfolio decisions. A high rate of portfolio turnover may involve correspondingly greater transaction costs which will ultimately be borne by the Fund's shareholders and may result in the realization of substan-tial net capital gains. To the extent that net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for Federal income tax purposes. (See "Financial Highlights" and "Tax-es--Federal").

RISK FACTORS

 The Fund intends to follow the diversification standards set forth in the 1940 Act except to the extent the Investment Adviser determines that non-di-versification is appropriate in order to maximize the percentage of the Fund's assets that are New York Municipal Obligations. The investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified portfolio. The Fund's assumption of large positions in the obliga-tions of a small number of issuers will affect the value of the Fund's portfo-lio to a greater extent than that of a diversified portfolio in the event of changes in the financial condition or in the market's assessment of the is-suers.

 Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by the Investment Adviser. To the extent that the Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

 The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their contin-uing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.

 Certain substantial issuers of New York Municipal Obligations (including is-suers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeop-ardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. In recent years, several different issues of mu-nicipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Municipal Obligations has at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain is-suers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their municipal obligations, the oc-currence of any such default could affect adversely the market values and mar-ketability of all New York Municipal Obligations and, consequently, the net as-set value of the Fund's portfolio.

 Other considerations affecting the Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Information.

 Opinions relating to the validity of Municipal Obligations and to the exemp-tion of interest thereon from Federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York state and New York City personal income taxes) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its Investment Adviser will review the proceedings relating to the issuance of Municipal Obli-gations or the basis for such opinions.

                             INVESTMENT LIMITATIONS

 The Fund's following investment limitations may not be changed without the vote of a majority of the Fund's outstanding Shares (as defined under "Miscellaneous").

 The Fund may not:

  1. Purchase securities of any one issuer if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer; and (b) the foregoing 5% limitation does not apply to securi-ties issued or guaranteed by the U.S. Government, its agencies or instrumen-talities;

  2. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in con-nection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures con-tracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund may not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

  3. Knowingly invest more than 10% of the value of its total assets in illiq-uid securities, including repurchase agreements with remaining maturities in excess of seven days and other securities which are not readily marketable; and

  4. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that there is no limitation with respect to domestic bank obligations and securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. Government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or po-litical sub-divisions.

                                     * * *

 For purposes of Investment Limitation No. 1 above: (a) a security is consid-ered to be issued by the governmental entity or entities whose assets and rev-enues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guar-antee; and (c) securities issued or guaranteed by the United States Govern-ment, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

 The Fund will not knowingly invest more than 10% of the value of its net as-sets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days and other securities which are not readily marketable.

 If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund's portfolio securities will not constitute a violation of such limi-tation.

                               PRICING OF SHARES

 The net asset value of the Fund's Shares is determined and priced for pur-chases and redemptions at the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value and pricing for the Fund's Shares are determined on each day the Ex-change and the Investment Adviser are open for business ("Business Day"). Cur-rently, the holidays which the Fund observes are: New Year's Day, Martin Lu-ther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets allocable to the Fund, less the liabilities charged to the Fund, by the number of out-standing Shares.

 Portfolio securities in the Fund for which market quotations are readily available (other than debt securities maturing in 60 days or less) are valued at market value. Securities and other assets for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by Excelsior Tax-Exempt Fund's Board of Directors. Absent unusual circumstanc-es, portfolio securities maturing in 60 days or less are normally valued at amortized cost. A futures contract is valued at the last sales price quoted on the principal exchange or board of trade on which such contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. The net asset value of the Fund will fluctuate as the market value of the Fund's portfolio securities changes in response to changing market rates of interest and other factors.

 The Fund's Administrators have undertaken to price the securities in the Fund's portfolio and may use one or more pricing services to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. The methods used by the pricing services and the valuations so established will be reviewed by the administrators under the general supervision of Excelsior Tax-Exempt Fund's Board of Directors.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

 Shares are continuously offered for sale by Excelsior Tax-Exempt Fund's spon-sor and distributor, Edge-wood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Feder-ated Investors. The Distributor is a registered broker/dealer. Its principal business address is Clearing Operations, P.O. Box 897, Pittsburgh, PA 15230-0897.

PURCHASE OF SHARES

 The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

 Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Invest-ors, "Investors"). Shares may also be purchased by customers ("Customers") of the Investment Adviser, its affiliates and correspondent banks, and other in-stitutions ("Shareholder Organizations") that have entered into shareholder servicing agreements with Excelsior Tax-Exempt Fund. A Shareholder Organiza-tion may elect to hold of record Shares for its Customers and to record bene-ficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase orders for its Customers and to transmit, on a timely basis, payment for such orders to Chase Global Funds Service Company ("CGFSC"), the Fund's sub-transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases and redemptions will be sent by CGFSC to the particular Shareholder Organization. As an alternative, a Share-holder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Customers' purchase and redemption orders with the Fund, CGFSC will send confirmations of such transactions and periodic account statements di-rectly to Customers. A Shareholder Organization may also elect to establish its Customers as record holders.

 Excelsior Tax-Exempt Fund enters into shareholder servicing agreements with Shareholder Organizations which agree to provide their Customers various shareholder administrative services with respect to their Shares (hereinafter referred to as "Service Organizations"). Shares in the Fund bear the expense of fees payable to Service Organizations for such services. See "Management of the Fund--Service Organizations."

 Customers wishing to purchase Shares through their Shareholder Organization should contact such entity directly for appropriate instructions. (For a list of Shareholder Organizations in your area, call (800) 446-1012.) An investor purchasing Shares through a registered investment adviser or certified finan-cial planner may incur transaction charges in connection with such purchases. Such investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may also purchase Shares directly in accordance with procedures described below under "Purchase Procedures."

PUBLIC OFFERING PRICE

 The public offering price for the Shares is the sum of the net asset value of the Shares purchased plus a sales load according to the table below:

                                                                   REALLOWANCE
                                        TOTAL SALES CHARGES         TO DEALERS
                                   ------------------------------ --------------
                                     AS A % OF       AS A % OF      AS A % OF
                                   OFFERING PRICE    NET ASSET    OFFERING PRICE
AMOUNT OF TRANSACTION                PER SHARE    VALUE PER SHARE   PER SHARE
---------------------              -------------- --------------- --------------
Less than $50,000.................      4.50%          4.71%           4.00%
$50,000 to $99,999................      4.00           4.17            3.50
$100,000 to $249,999..............      3.50           3.63            3.00
$250,000 to $499,999..............      3.00           3.09            2.50
$500,000 to $999,999..............      2.00           2.05            1.50
$1,000,000 to $1,999,999..........      1.00           1.00             .50
$2,000,000 and over...............       .50            .50             .25

 The reallowance to dealers may be changed from time to time but will remain the same for all such dealers.

 At various times the Distributor may implement programs under which a deal-er's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any dealer that sponsors sales contests or recog-nition programs conforming to criteria established by the Distributor, or par-ticipates in sales programs sponsored by the Distributor, an amount not ex-ceeding the total applicable sales charges on the sales generated by the dealer at the public offering price during such programs. Also, the Distribu-tor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Shares of the Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Pay-ments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Fund. These programs will not change the price of Shares or the amount that the Fund will receive from such sales.

 The sales load described above will not be applicable to: (a) purchases of Shares by customers of the Investment Adviser or its affiliates; (b) trust, agency or custodial accounts opened through the trust department of a bank, trust company or thrift institution, provided that appropriate notification of such status is given at the time of investment; (c) companies, corporations and partnerships (excluding full service broker/dealers and financial plan-ners, registered investment advisers and depository institutions not covered by the exemptions in (d) and (e) below); (d) financial planners and registered investment advisers not affiliated with or clearing purchases through full service broker/dealers; (e) purchases of Shares by depository institutions for their own account as principal; (f) exchange transactions (described below un-der "Investor Programs--Exchange Privilege") where the Shares being exchanged were acquired in connection with the distribution of assets held in a trust, agency or custodial account maintained with the trust department of a bank;
(g) corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh accounts) sponsored by the Distributor and IRA ac-counts sponsored by the Investment Adviser; (h) company-sponsored employee pension or retirement plans making direct investments in the Fund; (i) purchases of Shares by offi-cers, trustees, directors, employees, former employees and retirees of Excel-sior Tax-Exempt Fund, Excelsior Funds, Inc. ("Excelsior Fund"), the Investment Adviser, the Distributor or of any direct or indirect affiliate of any of them; (j) purchases of Shares by all beneficial shareholders of Excelsior Tax-Exempt Fund or Excelsior Fund as of May 22, 1989; (k) purchases of Shares by investment advisers registered under the Investment Advisers Act of 1940 for their customers through an omnibus account established with United States Trust Company of New York; (l) purchases of Shares by directors, officers and employees of brokers and dealers selling shares pursuant to a selling agree-ment with Excelsior Tax-Exempt Fund and Excelsior Fund; (m) purchases of shares by investors who are members of affinity groups serviced by USAffinity Investments Limited Partnership; and (n) customers of certain financial insti-tutions who purchase Shares through a registered representative of UST Finan-cial Services Corp. on the premises of their financial institutions. In addi-tion, no sales load is charged on the reinvestment of dividends or distribu-tions or in connection with certain share exchange transactions. Investors who have previously redeemed shares in an "Eligible Fund" (as defined below) on which a sales load has been paid also have a one-time privilege of purchasing shares of another "Eligible Fund" at net asset value without a sales charge, provided that such privilege will apply only to purchases made within 30 cal-endar days from the date of redemption and only with respect to the amount of the redemption. These exemptions to the imposition of a sales load are due to the nature of the investors and/or reduced sales effort that will be needed in obtaining investments.

Quantity Discounts

 An investor in the Fund may be entitled to reduced sales charges through Rights of Accumulation, a Let-ter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

 In order to obtain quantity discount benefits, an investor must notify CGFSC at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please call (800) 446-1012 or contact your Shareholder Or-ganization.

 Rights of Accumulation. A reduced sales load applies to any purchase of shares of any portfolio of Excelsior Tax-Exempt Fund and Excelsior Fund that is sold with a sales load ("Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the to-tal of: (a) the dollar amount of the then current purchase of shares of an El-igible Fund and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales load has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales load has been paid and subsequently purchases shares of an Eligible Fund having current value of $1,000, the load applicable to the subsequent purchase would be reduced to 4.00% of the offering price. Similarly, with re-spect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales load.

 Letter of Intent. By completing the Letter of Intent included as part of the New Account Application, an investor becomes eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales load, the offer-ing price of shares of an Eligible Fund on which a sales load has been paid, beneficially owned by an investor on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

 CGFSC will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by pur-chasing the specified amount. If purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect an investor's total pur-chases. If total purchases are less than the amount specified, an investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the total purchases. If such remittance is not received within 20 days, CGFSC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direc-tion, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to pur-chase the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales load. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

 Qualification for Discounts. For purposes of applying the Rights of Accumula-tion and Letter of Intent privileges described above, the scale of sales loads applies to the combined purchases made by any individual and/or spouse pur-chasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit sharing plan or IRA established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

PURCHASE PROCEDURES

General

 Direct Investors may purchase Shares by completing the Application for pur-chase of Shares accompanying this Prospectus and mailing it, together with a check payable to Excelsior Funds, to:

   Excelsior Funds
   c/o Chase Global Funds Service Company
   P.O. Box 2798
   Boston, MA 02208-2798

 Subsequent investments in an existing account in the Fund may be made at any time by sending to the above address a check payable to Excelsior Funds along with: (a) the detachable form that regularly accompanies the confirmation of a prior transaction; (b) a subsequent order form which may be obtained from CGFSC; or (c) a letter stating the amount of the investment and the account number in which the investment is to be made. Institutional Investors may pur-chase Shares by transmitting their purchase orders to CGFSC by telephone at
(800) 446-1012 or by terminal access. Institutional Investors must pay for Shares with Federal funds or funds immediately available to CGFSC.

Purchases by Wire

 Investors may also purchase Shares by wiring Federal funds to CGFSC. Prior to making an initial investment by wire, an Investor must telephone CGFSC at
(800) 446-1012 (from overseas, call (617) 557-8280) for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

   The Chase Manhattan Bank, N.A.
   ABA #021000021

   Excelsior Funds, Account No. 9102732915
   For further credit to:

   Excelsior Funds
   Wire Control Number
   Account Registration (including account number)

 Investors making initial investments by wire must promptly complete the Appli-cation accompanying this Prospectus and forward it to CGFSC. Redemptions by In-vestors will not be processed until the completed Application for purchase of Shares has been received by CGFSC and accepted by the Distributor. Investors making subsequent investments by wire should follow the above instructions.

Other Purchase Information

 Except as provided in "Investor Programs" below, the minimum initial invest-ment by an Investor or initial aggregate investment by a Shareholder Organiza-tion investing on behalf of its Customers is $500. The minimum subsequent in-vestment for both types of investors is $50. Customers may agree with a partic-ular Shareholder Organization to make a minimum purchase with respect to their accounts. Depending upon the terms of the particular account, Shareholder Orga-nizations may charge a Customer's account fees for automatic investment and other cash management services provided. Excelsior Tax-Exempt Fund reserves the right to reject any purchase order, in whole or in part, or to waive any mini-mum investment requirements.

REDEMPTION PROCEDURES

 Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Fund in accordance with procedures gov-erning their accounts at the Shareholder Organizations. It is the responsibil-ity of the Shareholder Organizations to transmit redemption orders to CGFSC and credit such Customer accounts with the redemption proceeds on a timely ba-sis. Redemption orders for Institutional Investors must be transmitted to CGFSC by telephone at (800) 446-1012 or by terminal access. No charge for wiring re-demption payments to Shareholder Organizations or Institutional Investors is imposed by Excelsior Tax-Exempt Fund, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relat-ing to such redemption services and charges, if any, is available from the Shareholder Organizations. An investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such investors should contact their regis-tered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their Shares in accor-dance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC).

REDEMPTION BY MAIL

 Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

   Excelsior Funds
   c/o Chase Global Funds Service Company
   P.O. Box 2798
   Boston, MA 02208-2798

 A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identifica-tion number, and (iii) be signed by each registered owner exactly as the Shares are registered. If the Shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or accompanied by a duly exe-cuted stock power) and must be submitted to CGFSC together with the redemption request. A redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered secu-rities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Me-dallion Program ("STAMP") in order to be approved by CGSC pursuant to the Sig-nature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGSC at (800) 446-1012 or at the ad-dress given above. CGFSC may require additional supporting documents for re-demptions made by corporations, executors, administrators, trustees and guardi-ans. A redemption request will not be deemed to be properly received until CGFSC receives all required documents in proper form. Payment for Shares re-deemed will ordinarily be made by mail within five Business Days after proper receipt by CGFSC of the redemption request. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280).

Redemption by Wire or Telephone

 Direct Investors who have so indicated on the Application, or have subse-quently arranged in writing to do so, may redeem Shares by instructing CGFSC by wire or telephone to wire the redemption proceeds directly to the Direct In-vestor's account at any commercial bank in the United States. Direct Investors who are shareholders of record may also redeem Shares by instructing CGFSC by telephone to mail a check for redemption proceeds of $500 or more to the share-holder of record at his or her address of record. Institutional Investors may also redeem Shares by instructing CGFSC by telephone at (800) 446-1012 or by terminal access. Only redemptions of $500 or more will be wired to a Direct Investor's account. An $8.00 fee for each wire re-demption by a Direct Investor is deducted by CGFSC from the proceeds of the redemption. The redemption proceeds for Direct Investors must be paid to the same bank and account as designated on the Application or in written instruc-tions subsequently received by CGFSC.

 In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, a Direct Investor must send a written request to Excelsior Tax-Ex-empt Fund, c/o CGFSC, at the address listed above under "Redemption by Mail." Such requests must be signed by the Direct Investor, with signatures guaran-teed (see "Redemption by Mail" above, for details regarding signature guaran-tees). Further documentation may be requested.

 CGFSC and the Distributor reserve the right to refuse a wire or telephone re-demption if it is believed advisable to do so. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by Excelsior Tax-Exempt Fund, CGFSC or the Distributor. EXCELSIOR TAX-EXEMPT FUND, CGFSC AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EX-PENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, EXCELSIOR TAX-EXEMPT FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASON-ABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

 If any portion of the Shares to be redeemed represents an investment made by personal check, Excelsior Tax-Exempt Fund and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations which may take up to 15 days. A Direct Investor who anticipates the need for more imme-diate access to his or her investment should purchase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a Direct Investor's purchase check is not collected, the purchase will be cancelled and CGFSC will charge a fee of $25.00 to the Direct Investor's account.

 During periods of substantial economic or market change, telephone redemp-tions may be difficult to complete. If an investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted above under "How to Purchase and Redeem Shares-- Redemption by Mail."

Other Redemption Information

 Except as described in "Investor Programs" below, Investors may be required to redeem Shares after 60 days' written notice if due to investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with re-spect to Shares of the Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the re-quired minimum balance.

GENERAL

 Purchase and redemption orders for Shares which are received and accepted prior to the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern Time) on any Business Day are priced according to the net asset value determined on that day. Purchase orders received and accepted after the close of regular trading hours on the Exchange are priced at the net asset value per Share determined on the next Business Day.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

 Investors and Customers of Shareholder Organizations may, after appropriate prior authorization and without an exchange fee imposed by Excelsior Tax-Exempt Fund, exchange Shares of the Fund having a value of at least $500 for shares of the same series of any other portfolio offered by Excelsior Tax-Exempt Fund or Excelsior Fund, provided that such other shares may legally be sold in the state of the Invest-or's residence.

 Excelsior Tax-Exempt Funds, Inc. currently offers, in addition to the Fund, four other portfolios:

  Tax-Exempt Money Fund, a diversified tax-exempt money market fund seeking a moderate level of current interest income exempt from Federal income taxes through investing primarily in high-quality municipal obligations maturing within 13 months;

  Short-Term Tax-Exempt Securities Fund, a diversified fund seeking a high level of current interest income exempt from Federal income taxes through in-vestments in municipal obligations and having a dollar-weighted average port-folio maturity of 1 to 3 years;

  Intermediate-Term Tax-Exempt Fund, a diversified fund seeking a high level of current income exempt from Federal income taxes through investments in mu-nicipal obligations and having a dollar-weighted average portfolio maturity of three to ten years; and

  Long-Term Tax-Exempt Fund, a diversified fund attempting to maximize over time current income exempt from Federal income taxes, investing in municipal obligations and having a dollar-weighted average portfolio maturity of 10 to 30 years.

 Excelsior Funds, Inc. currently offers twenty investment portfolios:

  Money Fund, a money market fund seeking as high a level of current income as is consistent with liquidity and stability of principal through investments in high-quality money market instruments maturing within 13 months;

  Government Money Fund, a money market fund seeking as high a level of cur-rent income as is consistent with liquidity and stability of principal through investments in obligations issued or guaranteed by the U.S. Govern-ment, its agencies and instrumentalities and repurchase agreements collater-alized by such obligations;

  Treasury Money Fund, a money market fund seeking current income generally exempt from state and local income taxes through investments in direct short-term obligations issued by the U.S. Treasury and certain agencies or instru-mentalities of the U.S. Government;

  Short-Term Government Securities Fund, a fund seeking a high level of cur-rent income by investing principally in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agree-ments collateralized by such obligations, and having a dollar-weighted aver-age portfolio maturity of 1 to 3 years;

  Intermediate-Term Managed Income Fund, a fund seeking a high level of cur-rent interest income by investing principally in investment grade or better debt obligations and money market instruments, and having a dollar-weighted average portfolio maturity of 3 to 10 years;

  Managed Income Fund, a fund seeking higher current income through invest-ments in investment grade debt obligations, U.S. Government obligations and money market instruments;

  Equity Fund, a fund seeking primarily long-term capital appreciation through investments in a diversified portfolio of primarily equity securities;

  Income and Growth Fund, a fund investing substantially in equity securities in seeking to provide moderate current income and to achieve capital appreci-ation as a secondary objective;

  Long-Term Supply of Energy Fund, a fund seeking long-term capital apprecia-tion by investing in companies benefiting from the availability, development and delivery of secure hydrocarbon and other energy sources;

  Productivity Enhancers Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their roles as innovators, devel-opers and suppliers of goods and services which enhance service and manufac-turing productivity or companies that are most effective at obtaining and applying productivity en-hancement developments;

  Environmentally-Related Products and Services Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their provi-sion of products, technologies and services related to conservation, protec-tion and restoration of the environment;

  Aging of America Fund, a fund seeking long-term capital appreciation by in-vesting in companies benefitting from the changes occurring in the demo-graphic structure of the U.S. population, particularly of its growing popula-tion of individuals over the age of 40;

  Communication and Entertainment Fund, a fund seeking long-term capital ap-preciation by investing in companies benefitting from the technological and international transformation of the communications and entertainment indus-tries, particularly the convergence of information, communication and enter-tainment media;

  Business and Industrial Restructuring Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their restructuring or redeployment of assets and operations in order to become more competitive or profitable;

  Global Competitors Fund, a fund seeking long-term capital appreciation by investing in U.S.-based companies benefitting from their position as effec-tive and strong competitors on a global basis;

  Early Life Cycle Fund, a fund seeking long-term capital appreciation by in-vesting in smaller companies in the earlier stages of their development or larger or more mature companies engaged in new and higher growth potential operations;

  International Fund, a fund seeking total return derived primarily from in-vestments in foreign equity securities;

  Emerging Americas Fund, a fund seeking long-term capital appreciation through investments in companies and securities of governments in all coun-tries in the Western Hemisphere, except the U.S.;

  Pacific/Asia Fund, a fund seeking long-term capital appreciation through in-vestments in companies and securities of governments based in Asia and on the Asian side of the Pacific Ocean; and

  Pan European Fund, a fund seeking long-term capital appreciation through in-vestments in companies and securities of governments located in Europe.

 An exchange involves a redemption of all or a portion of the Shares in the Fund and the investment of the redemption proceeds in shares of another portfo-lio of Excelsior Tax-Exempt Fund or Excelsior Fund. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined after the exchange request is received. The Shares of the portfolio to be ac-quired will be purchased at the per share net asset value of those shares (plus any applicable sales load) next determined after acceptance of the exchange re-quest. No sales load will be payable on shares to be acquired through an ex-change to the extent that a sales load was previously paid on the Shares being exchanged.

 Investors may find the exchange privilege useful if their investment objec-tives or market outlook should change after they invest in the Fund. For fur-ther information regarding exchange privileges, shareholders should call (800) 446-1012 (from overseas, call (617) 557-8280). Investors exercising the ex-change privilege with the other portfolios of Excelsior Tax-Exempt Fund or Ex-celsior Fund should request and review the prospectuses of such Funds. Such prospectuses may be obtained by calling the telephone numbers listed above. In order to prevent abuse of this privilege to the disadvantage of other share-holders, Excelsior Fund and Excelsior Tax-Exempt Fund reserve the right to limit the number of exchange requests of Investors and Customers of Shareholder Organizations to no more than six per year. Excelsior Tax-Exempt Fund may mod-ify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. EXCELSIOR TAX-EXEMPT FUND, CGFSC AND THE DISTRIBUTOR ARE NOT RE-

SPONSIBLE FOR THE AUTHENTICITY OF EXCHANGE REQUESTS RECEIVED BY TELEPHONE THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, EXCELSIOR TAX-EXEMPT FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND RE-QUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

 For Federal income tax purposes, an exchange of Shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Be-fore making an exchange, an investor should consult a tax or other financial adviser to determine tax consequences.

SYSTEMATIC WITHDRAWAL PLAN

 An Investor who owns Shares of the Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. The Investor may request a declining-balance withdrawal, a fixed-dollar withdrawal, a fixed-share withdrawal, or a fixed-percentage withdrawal (based on the current value of Shares in the ac-count) on a monthly, quarterly, semi-annual or annual basis. To initiate the Systematic Withdrawal Plan, an investor must complete the Supplemental Appli-cation contained in this Prospectus and mail it to CGFSC at the address given above. Further information on establishing a Systematic Withdrawal Plan may be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280).

 Shareholder Organizations may, at their discretion, establish similar system-atic withdrawal plans with respect to the Shares held by their Customers. In-formation about such plans and the applicable procedures may be obtained by Customers directly from their institutions.

AUTOMATIC INVESTMENT PROGRAM

 The Automatic Investment Program permits Investors to purchase Shares (mini-mum of $50 per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50. Provided the Investor's financial institution allows automatic withdrawals, Shares are purchased by transferring funds from an Investor's checking, bank money market or NOW account designated by the Investor. At the Investor's op-tion, the account designated will be debited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

 The Automatic Investment Program is one means by which an Investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time mar-ket performance, a fixed dollar amount is invested in Shares at predetermined intervals. This may help Investors to reduce their average cost per share be-cause the agreed upon fixed investment amount allows more Shares to be pur-chased during periods of lower share prices and fewer Shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, how-ever, that Shares bought using Dollar Cost Averaging are purchased without re-gard to their price on the day of investment or to market trends. In addition, while Investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his Shares at a price which is lower than their purchase price.

 To establish an Automatic Investment account permitting Investors to use the Dollar Cost Averaging investment method described above, an Investor must com-plete the Supplemental Application contained in this Prospectus and mail it to CGFSC. An Investor may cancel his participation in this Program or change the amount of purchase at any time by mailing written notification to CGFSC, P.O. Box 2798, Boston, MA 02208-2798 and notification will be effective three Busi-ness Days following receipt. Excelsior Tax-Exempt Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee cur-rently is contemplated. An Investor may also implement the Dollar Cost Averag-ing method on his own initiative or through other entities.

                          DIVIDENDS AND DISTRIBUTIONS

 The Fund's net income for dividend purposes consists of (i) all accrued in-come, whether taxable or tax-exempt, plus discount earned on the Fund's assets, less (ii) amortization of premium on such assets, accrued expenses directly at-tributable to the Fund, and the general expenses or the expenses common to more than one Fund (e.g., legal, administrative, accounting, and Directors' fees) of Excelsior Tax-Exempt Fund, prorated to the Fund on the basis of its relative net assets.

 The net investment income of the Fund is declared daily as a dividend to the persons who are shareholders of the Fund at the opening of business on the day of declaration. All such dividends are paid within ten days after the end of each month or within seven days after the redemption of all of a shareholder's Shares. Net realized capital gains are distributed at least annually.

 All dividends and distributions paid on Shares held of record by the Invest-ment Adviser and its affiliates or correspondent banks will be paid in cash. Direct and Institutional Investors and Customers of Shareholder Organizations will receive dividends and distributions in additional Shares (as determined on the payable date), unless they have requested in writing (received by CGFSC at Excelsior Tax-Exempt Fund's address prior to the payment date) to receive divi-dends and distributions in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

                                     TAXES

FEDERAL

 The Fund has qualified and intends to continue to qualify as a "regulated in-vestment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for Fed-eral income taxes to the extent that the Fund's earnings are distributed in ac-cordance with the Code.

 The Fund's policy is to pay its shareholders dividends each year equal to at least the sum of 90% of its exempt-interest income (net of certain deductions) and 90% of its investment company taxable income, if any. Some dividends de-rived from exempt-interest income ("exempt-interest dividends") may be treated by the Fund's shareholders as items of interest excludable from their gross in-come under Section 103(a) of the Code, unless under the circumstances applica-ble to the particular shareholder, exclusion would be disallowed. (See State-ment of Additional Information--"Additional Information Concerning Taxes.")

 If the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 26% to 28% alternative minimum tax applicable to in-dividuals and the 20% alternative minimum tax and the environmental tax appli-cable to corporations. Corporate shareholders also must take all exempt-inter-est dividends into account in determining certain adjustments under the Federal alternative minimum tax. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2 million. Shareholders receiving So-cial Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

 Dividends payable by the Fund which are derived from taxable income or from long-term or short-term capital gains will be subject to Federal income tax, whether such dividends are paid in the form of cash or additional Shares. An investor considering buying Shares of the Fund on or just before the record date of a taxable dividend should be aware that the amount of the forthcoming divi-dend payment, although in effect a return of capital, will be taxable to him.

 Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the fol-lowing year.

 A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange. If a shareholder holds Shares for six months or less and during that time receives a capital gain dividend on those Shares, any loss recognized on the sale or exchange of those Shares will be treated as a long-term capital loss to the extent of the capital gain dividend. If a shareholder holds Shares for six months or less and during that time receives an exempt-interest dividend on those Shares, any loss recognized on the sale or exchange of those Shares will be disallowed to the extent of the exempt-interest dividend. Generally, a shareholder may in-clude sales charges incurred upon the purchase of Shares in his tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the shareholder effects an exchange of such Shares for shares of another portfolio within 90 days of the purchase and is able to reduce the sales charges applicable to the new shares (by virtue of the exchange privilege), the amount equal to reduction may not be included in the tax basis of the shareholder's exchanged Shares for the purpose of determining gain or loss, but may be included (subject to the limi-tation) in the tax basis of the new shares.

NEW YORK

 Exempt-interest dividends (as defined for Federal income tax purposes) de-rived from interest on New York Municipal Obligations (as defined above) will be exempt from New York state and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be exempt from applicable Federal, New York state and New York City income taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, distributions by the Fund may be taxable income for purposes thereof. Dividends and distributions de-rived from income (including capital gains on all New York Municipal Obliga-tions) other than interest on the New York Municipal Obligations described above are not exempt from New York State and New York City taxes. A percentage of the interest on indebtedness incurred or continued by a shareholder to pur-chase or carry Shares of the Fund is not deductible for Federal, New York state or New York City personal income tax purposes.

MISCELLANEOUS

 The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situa-tions. Shareholders will be advised at least annually as to the Federal, New York state and New York City personal income tax consequences of distributions made each year.

                            MANAGEMENT OF THE FUND

 The business and affairs of the Fund are managed under the direction of Excelsior Tax-Exempt Fund's Board of Directors. The Statement of Additional Information contains the names of and general background information concerning Excelsior Tax-Exempt Fund's directors.

INVESTMENT ADVISER

 United States Trust Company of New York serves as the Investment Adviser to the Fund. U.S. Trust is a state-chartered bank and trust company. The Invest-ment Adviser provides trust and banking services to individuals, corporations, and institutions both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. The Investment Adviser is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clearing House Association.

 On December 31, 1994, the Investment Adviser's Asset Management Group had ap-proximately $33 billion in assets under management. The Investment Adviser, which has its principal offices at 114 W. 47th Street, New York, New York 10036, is a subsidiary of U.S. Trust Corporation, a registered bank holding company.

 The Investment Adviser manages the Fund, makes decisions with respect to and places orders for all purchases and sales of the Fund's portfolio securities, and maintains records relating to such purchases and sales. The Fund's portfo-lio manager, Kenneth J. McAlley, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. McAlley, Execu-tive Vice President and Manager of the Fixed Income Investment Division of U.S. Trust, has been with U.S. Trust since 1980 and has been the Fund's portfolio manager since 1995.

 For the services provided and expenses assumed pursuant to its Investment Ad-visory Agreement, the Investment Adviser is entitled to be paid a fee, computed daily and paid monthly, at the annual rate of .50% of the average daily net as-sets of the Fund. For the fiscal year ended March 31, 1995, the Investment Ad-viser received an advisory fee at the effective annual rate of .48% of the Fund's average daily net assets. For the same period, the Investment Adviser waived advisory fees at the effective annual rate of .02% of the Fund's average daily net assets.

 From time to time, the Investment Adviser may waive (either voluntarily or pursuant to applicable state expense limitations) all or a portion of the advisory fees payable to it by the Fund, which waivers may be terminated at any time. See "Management of the Fund--Service Organizations" for additional infor-mation on fee waivers.

ADMINISTRATORS

 CGFSC, Federated Administrative Services and U.S. Trust serve as the Fund's administrators (the "Administrators") and provide it with general administra-tive and operational assistance. The Administrators also serve as administrators to the other portfolios of Excelsior Tax-Exempt Fund and Excel-sior Fund and Excelsior Institutional Trust, which are also advised by the In-vestment Adviser and distributed by the Distributor. For the services provided to all portfolios of Excelsior Tax-Exempt Fund and Excelsior Fund (except the International, Emerging Americas, Pacific/Asia and Pan European Funds) and to Excelsior Institutional Trust, the Administrators are entitled jointly to an-nual fees, computed daily and paid monthly, based on the combined aggregate av-erage daily net assets of the three companies (excluding the International, Emerging Americas, Pacific/Asia and Pan European Funds) as follows:

                  COMBINED AGGREGATE AVERAGE DAILY
                    NET ASSETS OF EXCELSIOR FUND
                    (EXCLUDING THE INTERNATIONAL,
                 EMERGING AMERICAS, PACIFIC/ASIA AND
                       PAN EUROPEAN FUNDS) AND
                      EXCELSIOR TAX-EXEMPT FUND
                  AND EXCELSIOR INSTITUTIONAL TRUST                   ANNUAL FEE
                 -----------------------------------                  ----------
first $200 million...................................................   .200%
next $200 million....................................................   .175%
over $400 million....................................................   .150%

 Administration fees payable to the Administrators by each portfolio of Excel-sior Tax-Exempt Fund, Excelsior Fund and Excelsior Institutional Trust are de-termined in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may waive (either vol-untarily or pursuant to applicable state expense limitations) all or a portion of the administration fee payable to them by the Fund, which waivers may be terminated at any time. See "Management of the Fund--Service Organizations" for additional information on fee waivers. For the fiscal year ended March 31, 1995, CGFSC and Concord Holding Corporation, the former co-administrator, received an aggregate administration fee (under the same compensation arrangements noted above) at the effective annual rate of .154% of the Fund's average daily net assets.

SERVICE ORGANIZATIONS

 Excelsior Tax-Exempt Fund will enter into an agreement ("Servicing Agree-ment") with each Service Organization requiring it to provide administrative support services to its Customers beneficially owning Shares. As a considera-tion for the administrative services provided to Customers, the Fund will pay the Service Organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of the Fund's Shares held by the Service Organization's Customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund--Service Organizations," may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connec-tion with Customer orders to purchase, exchange or redeem Shares; and provid-ing periodic statements. Under the terms of the Servicing Agreement, Service Organizations will be required to provide to Customers a schedule of any fees that they may charge in connection with a Customer's investments. Until fur-ther notice, the Investment Adviser and Administrators have voluntarily agreed to waive fees payable by the Fund in an amount equal to administrative service fees payable by the Fund.

BANKING LAWS

 Banking laws and regulations currently prohibit a bank holding company regis-tered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a regis-tered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Shares of the Fund, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks gen-erally from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such company for and upon the order of customers. The Investment Adviser, CGFSC and certain Shareholder Organizations may be subject to such banking laws and regulations. State secu-rities laws may differ from the interpretations of Federal law discussed in this paragraph and banks and financial institutions may be required to regis-ter as dealers pursuant to state law.

 Should legislative, judicial, or administrative action prohibit or restrict the activities of the Investment Adviser or other Shareholder Organizations in connection with purchases of Fund Shares, the Investment Adviser and such Shareholder Organizations might be required to alter materially or discontinue the investment services offered by them to Customers. It is not anticipated, however, that any resulting change in the Fund's method of operations would affect its net asset value per Share or result in financial loss to any shareholder.

                         DESCRIPTION OF CAPITAL STOCK

 Excelsior Tax-Exempt Fund was organized as a Maryland corporation on August 8, 1984. Currently, Excelsior Tax-Exempt Fund has authorized capital of 14 billion shares of Common Stock, $.001 par value per share, classified into 5 classes of shares representing 5 investment portfolios currently being of-fered. Excelsior Tax-Exempt Fund's Charter authorizes the Board of Directors to classify or reclassify any class of shares of Excelsior Tax-Exempt Fund into one or more classes or series. Shares of Class D represent interests in the New York Intermediate-Term Tax-Exempt Fund.

 Each Share represents an equal proportionate interest in the Fund and is en-titled to such dividends and distributions out of the income earned on the as-sets belonging to the Fund as are declared in the discretion of Excelsior Tax-Ex-empt Fund's Board of Directors.

 Shareholders are entitled to one vote for each full share held, and frac-tional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise expressly required by law.

 Certificates for Shares will not be issued unless expressly requested in writing to CGFSC and will not be issued for fractional Shares.

 As of July 11, 1995, U.S. Trust held of record substantially all of the Shares in the Fund as agent or custodian for its customers, but did not own such Shares beneficially because it did not have voting or investment discre-tion with respect to such Shares. U.S. Trust is a wholly-owned subsidiary of U.S. Trust Corporation.

                         CUSTODIAN AND TRANSFER AGENT

 The Chase Manhattan Bank, N.A. ("Chase"), a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Fund's assets. Communications to the custodian should be directed to Chase, Mutual Funds Service Division, 770 Broadway, New York, New York 10003-9598.

 U.S. Trust serves as the Fund's transfer and dividend disbursing agent. U.S. Trust has also entered into a sub-transfer agency arrangement with CGFSC, 73 Tremont Street, Boston, Massachusetts 02108-3913, pursuant to which CGFSC pro-vides certain transfer agent, dividend disbursement and registrar services to the Fund.

                                   EXPENSES

 Except as noted below, the Investment Adviser and the Administrators will bear all expenses in connection with the performance of their advisory and ad-ministrative services. The Fund will bear the expenses incurred in its opera-tions. Such expenses include taxes; interest; fees, including the Fund's por-tion of the fees paid to Excelsior Tax-Exempt Fund's directors and officers who are not affiliated with the Distributor or the Administrators; SEC fees; state securities qualification fees; costs of preparing and printing prospec-tuses for regulatory purposes and for distribution to shareholders; advisory and administration fees; charges of the custodian, transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal ex-penses; cost of independent pricing service; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for any brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

 From time to time, in advertisements or in reports to shareholders, the per-formance and yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

 Performance and yield data as reported in national financial publications, including but not limited to Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional na-ture, may also be used in comparing the performance and yields of the Fund.

 The Fund may advertise its effective yield which is calculated by dividing its average daily net investment income per Share during a 30-day (or one month) base period identified in the advertisement by its maximum offering price per Share on the last day of the period, and annualizing the result on a semi-annual basis.

 In addition, the Fund may from time to time advertise its "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an af-ter-tax yield equivalent to that achieved by the Fund. This yield is computed by increasing the yield of the Fund's Shares (calculated as above) by the amount necessary to reflect the payment of Federal, New York state and New York City income taxes at stated tax rates.

 From time to time, the Fund may advertise its performance by using "average annual total return" over various periods of time. Such total return figure reflects the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measur-ing period. Average total return figures will be given for the most recent one-year period and may be given for other periods as well (such as from the commencement of the Fund's operations, or on a year-by-year basis). The Fund may also use aggregate total return figures for various periods, representing the cumulative change in the value of an investment in the Fund for the spe-cific period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund Shares and also reflect the maximum sales load charged by the Fund.

 Performance and yields will fluctuate and any quotation of performance and yield should not be considered as representative of the Fund's future perfor-mance. Since yields fluctuate, yield data cannot necessarily be used to com-pare an investment in the Fund with bank deposits, savings accounts and simi-lar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that perfor-mance and yield are generally functions of the kind and quality of the instru-ments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations with respect to ac-counts of Customers that have invested in Shares will not be included in cal-culations of yield and performance.

                                 MISCELLANEOUS

 Shareholders will receive unaudited semiannual reports describing the Fund's investment operations and annual financial statements audited by the Fund's independent auditors.

 As used in this Prospectus, a "vote of the holders of a majority of the out-standing shares" of Excelsior Tax-Exempt Fund or the Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamen-tal investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of Excelsior Tax-Exempt Fund or the Fund, or (b) 67% or more of the shares of Excelsior Tax-Exempt Fund or the Fund present at a meeting if more than 50% of the outstanding shares of Excelsior Tax-Exempt Fund or the Fund are represented at the meeting in person or by proxy.

 Inquiries regarding the Fund may be directed to the Distributor at the ad-dress listed under "Distributor."

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

  Complete the Application(s)        FOR OVERNIGHT DELIVERY: send to:
    and mail to:

  Excelsior Funds                    Excelsior Funds
  c/o Chase Global Funds Service     c/o Chase Global Funds Service Company--
      Company                            Transfer Agent
  P.O. Box 2798                      73 Tremont Street
  Boston, MA 02208-2798              Boston, MA 02108-3913

  Please enclose with the Application(s) your check made payable to the "Ex-celsior Funds" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus en-titled "How to Purchase and Redeem Shares--Purchase Procedures."

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, the minimum initial investment is $500; subsequent investments must be in the minimum amount of $50. Investments may be made in excess of these minimums.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with pro-cedures described in the Prospectus. In the case of shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests in excess of $50,000 per account must be accompanied by signature guarantees.

SIGNATURES: Please be sure to sign the Application(s).

  If the shares are registered in the name of:
    - an individual, the individual should sign.
    - joint tenants, both tenants should sign.
    - a custodian for a minor, the custodian should sign.
    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*
  * A corporate resolution or appropriate certificate may be required.

QUESTIONS:

  If you have any questions regarding the Application or redemption require-ments, please contact the transfer agent at (800) 446-1012 between 9:00 a.m. and 5:00 p.m. (Eastern Time).

-------------------------------------------------------------------------------

[LOGO OF EXCELSIOR TAX  CHASE GLOBAL FUNDS SERVICE COMPANY      NEW
 EXEMPT FUNDS INC.      CLIENT SERVICES                         ACCOUNT
  APPEARS HERE]         P.O. Box 2798                           APPLICATION
                        Boston, MA 02208-2798
                        (800) 446-1012

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  ACCOUNT REGISTRATION
-------------------------------------------------------------------------------
  [_] Individual  [_] Joint Tenants  [_] Trust  [_] Gift/Transfer to Minor
  [_] Other (specify) _________________________________________________________

  Note: Joint tenant registration will be as "joint tenants with right of survivorship" unless otherwise specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and the date of the trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN")). For IRA accounts a different application is required.
  _____________________________  ______________________________________________
  Name(s) (please print)         Social Security # or Taxpayer Identification #

                                 (   )
  _____________________________  ______________________________________________
  Name                           Telephone #
  _____________________________
  Address
  _____________________________  [_] U.S. Citizen  [_] Other (specify)_________
  City/State/Zip

-------------------------------------------------------------------------------

  FUND SELECTION (THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT IS $500 PER FUND AND $50 PER FUND, RESPECTIVELY. MAKE CHECKS PAYABLE TO "EXCELSIOR FUNDS.")
-------------------------------------------------------------------------------

                                                 INITIAL INVESTMENT                              INITIAL INVESTMENT
    [_] NY Intermediate-Term Tax-Exempt Fund     $ ____________ 810    [_] Other _________       $ ____________
                                                                       TOTAL INITIAL INVESTMENT: $ ___________

  NOTE: If investing by wire, you must obtain a Bank Wire Control Number. To do so, please call (800) 446-1012 and ask for the Wire Desk.

  A. BY MAIL: Enclosed is a check in the amount of $ _____ payable to "Excelsior Funds."

  B. BY WIRE: A bank wire in the amount of $ _____  has been sent to the Fund

  from __________________   _____________________
          Name of Bank       Wire Control Number

  CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:
  [_] All dividends are to be       [_] reinvested   [_] paid in cash
  [_] All capital gains are to be   [_] reinvested   [_] paid in cash

-------------------------------------------------------------------------------
  ACCOUNT PRIVILEGES
-------------------------------------------------------------------------------

  TELEPHONE EXCHANGE AND REDEMPTION

  [_] I/We appoint CGFSC as my/our agent to act upon instructions received by telephone in order to effect the telephone exchange and redemption privileges. I/We hereby ratify any instructions given pursuant to this authorization and agree that Excelsior Fund, Excelsior Tax-Exempt Fund, CGFSC and their directors, officers and employees will not be liable for any loss, liability, cost or expense for acting upon instructions believed to be genuine and in accordance with the procedures described in the then current Prospectus. To the extent that Excelsior Fund and Excelsior Tax-Exempt Fund fail to use reasonable procedures as a basis for their belief, they or their service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

  I/We further acknowledge that it is my/our responsibility to read the Prospectus of any Fund into which I/we exchange.

  [_] I/We do not wish to have the ability to exercise telephone redemption and exchange privileges. I/We further understand that all exchange and redemption requests must be in writing.

  SPECIAL PURCHASE AND REDEMPTION PLANS
  I/We have completed and attached the Supplemental Application for:

  [_] Automatic Investment Plan
  [_] Systematic Withdrawal Plan

  AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO PRE-DESIGNATED ACCOUNT.
  I/We hereby authorize CGFSC to act upon instructions received by telephone to withdraw $500 or more from my/our account in the Excelsior Funds and to wire the amount withdrawn to the following commercial bank account. I/We understand that CGFSC charges an $8.00 fee for each wire redemption, which will be deducted from the proceeds of the redemption.

  Title on Bank Account*_______________________________________________________

  Name of Bank ________________________________________________________________

  Bank A.B.A. Number _____________________  Account Number ____________________

  Bank Address ________________________________________________________________

  City/State/Zip ______________________________________________________________
  (attach voided check here)

  A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certificate of Partnership") indicating the names and titles of officers authorized to act on its behalf.

  * TITLE ON BANK AND FUND ACCOUNT MUST BE IDENTICAL.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  RIGHTS OF ACCUMULATION
--------------------------------------------------------------------------------
  To qualify for Rights of Accumulation, you must complete this section, listing all of your accounts including those in your spouse's name, joint accounts and accounts held for your minor children. If you need more space, please attach a separate sheet.

  [_] I/We qualify for the Rights of Accumulation sales charge discount described in the Prospectus and Statement of Additional Information.

  [_] I/We own shares of more than one Fund distributed by Edgewood Services, Inc. Listed below are the numbers of each of my/our Shareholder Accounts.

  [_] Theregistration of some of my/our shares differs from that shown on this application. Listed below are the account number(s) and full registration(s) in each case.

  LIST OF OTHER EXCELSIOR FUND ACCOUNTS:
  ______________________  _____________________________________________________
  ______________________  _____________________________________________________
  ______________________  _____________________________________________________
  ACCOUNT NUMBER          ACCOUNT REGISTRATIONS

--------------------------------------------------------------------------------
  LETTER OF INTENT
--------------------------------------------------------------------------------

  [_] I agree to the Letter of Intent provisions set forth in the Prospectus. Although I am not obligated to purchase, and Excelsior Tax-Exempt Fund is not obligated to sell, I intend to invest, over a 13-month period beginning on
            , 19 , an aggregate amount in Eligible Funds of Excelsior Fund and Excelsior Tax-Exempt Fund at least equal to (check appropriate box):

  [_] $50,000      [_] $100,000       [_] $250,000
  [_] $500,000     [_] $1,000,000     [_] $2,000,000

  By signing this application, I hereby authorize CGFSC to redeem an appropriate number of shares held in escrow to pay any additional sales loads payable in the event that I do not fulfill the terms of this Letter of Intent.

--------------------------------------------------------------------------------
  AGREEMENTS AND SIGNATURES
--------------------------------------------------------------------------------

  By signing this application, I/we hereby certify under penalty of perjury that the information on this application is complete and correct and that as required by Federal law:

  [_] I/We certify that (1) the number(s) shown on this form is/are the correct taxpayer identification number(s) and (2) I/we are not subject to backup withholding either because I/we have not been notified by the Internal Revenue Service that I/we are subject to backup withholding, or the IRS has notified me/us that I am/we are no longer subject to backup withholding. (NOTE: IF ANY OR ALL OF PART 2 IS NOT TRUE, PLEASE STRIKE OUT THAT PART BEFORE SIGNING.)

  [_] If no taxpayer identification number ("TIN") or SSN has been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN, and I/we understand that if I/we do not provide this number to CGFSC within 60 days of the date of this application, or if I/we fail to furnish my/our correct SSN or TIN, I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide this number on Form W-9. You may request the form by calling CGFSC at the number listed above).

  I/We represent that I am/we are of legal age and capacity to purchase shares of the Excelsior Funds. I/We have received, read and carefully reviewed a copy of the appropriate Fund's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Fund nor the Distributor is a bank and that Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, United States Trust Company of New York, its parent and affiliates and the Shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency; and that an investment in the Fund involves investment risks, including possible loss of principal amount invested..

  X _________________________________    Date __________________________________
  Owner Signature

  X _________________________________    Date __________________________________
  Co-Owner Signature

  Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for a corporation, trust custodial account, etc.).

--------------------------------------------------------------------------------
  FOR USE BY AUTHORIZED AGENT (BROKER/DEALER) ONLY
--------------------------------------------------------------------------------

  We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Edgewood Services, Inc., and with the Prospectus and Statement of Additional Information of each Fund purchased. We agree to notify CGFSC of any purchases made under the Letter of Intent or Rights of Accumulation.

  ________________________________________  ____________________________________
  Investment Dealer's Name                  Source of Business Code

  ________________________________________  ____________________________________
  Main Office Address                       Branch Number

  ________________________________________  ____________________________________
  Representative's Number                   Representative's Name

  ________________________________________  ____________________________________
  Branch Address                            Telephone

  ________________________________________  ____________________________________
  Investment Dealer's Authorized Signature  Title

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 [LOGO OF EXCELSIOR TAX  CHASE GLOBAL FUNDS      SUPPLEMENTAL
  EXEMPT FUNDS INC.      SERVICE COMPANY         APPLICATION
   APPEARS HERE]         CLIENT SERVICES         SPECIAL INVESTMENT AND
                         P.O. Box 2798           WITHDRAWAL OPTIONS
                         Boston, MA 02208-2798
                         (800) 446-1012
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ACCOUNT REGISTRATION   PLEASE SUPPLY THE FOLLOWING INFORMATION EXACTLY AS IT
                         APPEARS ON THE FUND'S RECORD.
--------------------------------------------------------------------------------

    Fund Name __________________            Account Number _________________
    Owner Name _________________            Social Security or Taxpayer ID
    Street Address _____________            Number _________________________
    Resident of  [_] U.S.  [_] Other ____   City, State, Zip Code __________
                                            [_] Check here if this is a change
                                                of address
--------------------------------------------------------------------------------
    DISTRIBUTION OPTIONS (DIVIDENDS AND CAPITAL GAINS WILL BE REINVESTED
    UNLESS OTHERWISE INDICATED)
--------------------------------------------------------------------------------

    A. CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:

           All dividends are to be     [_] reinvested  [_] paid in cash
           All capital gains are to be [_] reinvested  [_] paid in cash

    B. PAYMENT ORDER: Complete only if distribution checks are to be payable to another party. Make distribution checks payable to:

                                  Name of Your Bank ______________
    Name _______________________  Bank Account Number ____________
    Address ____________________  Address of Bank ________________
    City, State, Zip Code ________________________________________


    C. DISTRIBUTIONS REINVESTED-CROSS FUNDS: Permits all distributions from one Fund to be automatically reinvested into another identically-registered Excelsior Fund. (NOTE: You may NOT open a new Fund account with this option.) Transfer all distributions earned:

    From: ______________________  Account No. ____________________
               (Fund)             Account No. ____________________
    To: ________________________
               (Fund)
--------------------------------------------------------------------------------
    AUTOMATIC INVESTMENT PLAN  [_] YES    [_] NO
--------------------------------------------------------------------------------

    I/We hereby authorize CGFSC to debit my/our personal checking account on the designated dates in order to purchase shares in the Fund indicated at the top of this application at the applicable public offering price determined on that day.

                    [_] Monthly on the 1st day
                    [_] Monthly on the 15th day
                    [_] Monthly on both the 1st and 15th days
    Amount of each debit (minimum $50 per Fund) $ ________________________
    NOTE: A Bank Authorization Form (below) and a voided personal check must accompany the Automatic Investment Plan application.
  -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
--------------------------------------------------------------------------------

    EXCELSIOR FUNDS CLIENT SERVICES                  AUTOMATIC INVESTMENT PLAN

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    BANK AUTHORIZATION
--------------------------------------------------------------------------------

    ___________________  ______________________   __________________________
    Bank Name            Bank Address             Bank Account Number

    I/We authorize you, the above named bank, to debit my/our account for amounts drawn by CGFSC, acting as my agent for the purchase of Fund shares. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until revoked in writing and received by you. I/We agree that you shall incur no liability when honoring debits, except a loss due to payments drawn against insufficient funds. I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the cancellation of that purchase.

    ____________________________  _____________________________________
    Account Holder's Name         Joint Account Holder's Name

    X ________________  ________  X __________________ ________________
        Signature       Date           Signature       Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------
--------------------------------------------------------------------
  SYSTEMATIC WITHDRAWAL PLAN[_] YES[_] NONOT AVAILABLE FOR IRA'S
--------------------------------------------------------------------

  AVAILABLE TO SHAREHOLDERS WITH ACCOUNT BALANCES OF $10,000 OR
  MORE.

  I/We hereby authorize CGFSC to redeem the necessary number of shares from my/our Excelsior Fund Account on the designated dates in order to make the following periodic payments:

  [_] Monthly on the 24th day

  [_] Quarterly on the 24th day of January, April, July and October

  [_] Other ____________________

  (This request for participation in the Plan must be received by the 18th day of the month in which you wish withdrawals to begin.)

  Amount of each check ($100 minimum) $ ___________________________

  Please make check payable to: (To be completed only if redemption proceeds to be paid to other than account holder of record or mailed to address other than address of record)

  Recipient ________________________________

  Street Address ___________________________

  City, State, Zip Code ____________________

  NOTE: If recipient of checks is not the registered shareholder, signature(s) below must be guaranteed. A corporation, trust or partnership must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names and titles of officers authorized to act on its behalf.

--------------------------------------------------------------------------------
  AGREEMENT AND SIGNATURES
--------------------------------------------------------------------------------

  The investor(s) certifies and agrees that the certifications, authorizations, directions and restrictions contained herein will continue until CGFSC receives written notice of any change or revocation. Any change in these instructions must be in writing with all signatures guaranteed (if applicable).

  Date ______________________


X  ____________________________________  X  ____________________________________
   Signature                                Signature

X  ____________________________________  X  ____________________________________
   Signature Guarantee* (if applicable)     Signature Guarantee* (if applicable)


X  ____________________________________  X  ____________________________________
   Signature                                Signature

X  ___________________________________   X  ____________________________________
   Signature Guarantee* (if applicable)     Signature Guarantee* (if applicable)

  *ELIGIBLE GUARANTORS: An Eligible Guarantor institution is a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, provided that such institution is a participant in STAMP, the Securities Transfer Agents Medallion Program.
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
EXPENSE SUMMARY...........................................................    2
FINANCIAL HIGHLIGHTS......................................................    3
INVESTMENT OBJECTIVE AND POLICIES.........................................    4
 General..................................................................    4
 Quality of Investments...................................................    4
 Types of Municipal Obligations...........................................    5
PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION....................    5
 Variable and Floating Rate Instruments...................................    5
 When-Issued and Forward Transactions and Stand-By Commitments............    6
 Eligible Taxable Obligations.............................................    6
 Illiquid Securities......................................................    8
 Portfolio Turnover.......................................................    8
 Risk Factors.............................................................    8
INVESTMENT LIMITATIONS....................................................    9
PRICING OF SHARES.........................................................   10
HOW TO PURCHASE AND REDEEM SHARES.........................................   10
 Distributor..............................................................   10
 Purchase of Shares.......................................................   11
 Public Offering Price....................................................   11
 Purchase Procedures......................................................   14
 Redemption Procedures....................................................   14
 Redemption by Mail.......................................................   15
 General..................................................................   16
INVESTOR PROGRAMS.........................................................   16
 Exchange Privilege.......................................................   16
 Systematic Withdrawal Plan...............................................   19
 Automatic Investment Program.............................................   19
DIVIDENDS AND DISTRIBUTIONS...............................................   20
TAXES.....................................................................   20
 Federal..................................................................   20
 New York.................................................................   21
 Miscellaneous............................................................   21
MANAGEMENT OF THE FUND....................................................   21
 Investment Adviser.......................................................   21
 Administrators...........................................................   22
 Service Organizations....................................................   23
 Banking Laws.............................................................   23
DESCRIPTION OF CAPITAL STOCK..............................................   23
CUSTODIAN AND TRANSFER AGENT..............................................   24
EXPENSES..................................................................   24
PERFORMANCE AND YIELD INFORMATION.........................................   24
MISCELLANEOUS.............................................................   25
INSTRUCTIONS FOR NEW ACCOUNT APPLICATION..................................   26

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTA-TIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DIS-TRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

USTNYXP196

                                   LOGO


                             NEW YORK INTERMEDIATE-
                              TERM TAX-EXEMPT FUND




                           Prospectus August 1, 1995

                      (as revised on January 1, 1996)

                             EXCELSIOR FUNDS, INC.

                                   Money Fund
                             Government Money Fund
                              Treasury Money Fund

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

                             Tax-Exempt Money Fund



                      STATEMENT OF ADDITIONAL INFORMATION



                                 August 1, 1995

                        (as revised on January 1, 1996)



This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the Money Fund, Government Money Fund and Treasury Money Fund of Excelsior Funds, Inc. ("Excelsior Fund") and the Tax-Exempt Money Fund of Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") dated August 1, 1995 (as revised on January 1, 1996) (the "Prospectus"). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectus. No investment in shares of the portfolios described herein ("Shares") should be made without reading the Prospectus. A copy of the Prospectus may be obtained by writing Excelsior Funds c/o Chase Global Funds Service Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling (800) 446-1012.

                                 TABLE OF CONTENTS
                                 -----------------


                                                        Page
                                                        ----
INVESTMENT OBJECTIVES AND POLICIES....................    1

     Additional Information on Portfolio Instruments..    1
     Additional Investment Limitations................    6

NET ASSET VALUE AND NET INCOME........................   10

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION........   11

INVESTOR PROGRAMS.....................................   12

     Systematic Withdrawal Plan.......................   12
     Exchange Privilege...............................   13
     Other Investor Programs..........................   14

DESCRIPTION OF CAPITAL STOCK..........................   14

MANAGEMENT OF THE FUNDS...............................   16

     Directors and Officers...........................   16
     Investment Advisory and
       Administration Agreements......................   18
     Service Organizations............................   20
     Expenses.........................................   22
     Custodian and Transfer Agent.....................   23

PORTFOLIO TRANSACTIONS................................   24

INDEPENDENT AUDITORS..................................   26

COUNSEL...............................................   26

ADDITIONAL INFORMATION CONCERNING TAXES...............   26

     Generally........................................   26
     Tax-Exempt Money Fund............................   27

YIELD INFORMATION.....................................   29

MISCELLANEOUS.........................................   30

FINANCIAL STATEMENTS..................................   31

APPENDIX..............................................  A-1

                                 (i)

                      INVESTMENT OBJECTIVES AND POLICIES
                      ----------------------------------


          This Statement of Additional Information contains additional information with respect to the Money Fund, Government Money Fund and Treasury Money Fund of Excelsior Fund (collectively, the "Taxable Funds") and the Tax-Exempt Money Fund of Excelsior Tax-Exempt Fund (the portfolios are referred to individually as a "Fund" and collectively as the "Funds"; Excelsior Fund and Excelsior Tax-Exempt Fund are referred to individually as a "Company" and collectively as the "Companies").

          The investment objective of the Money Fund and the Government Money Fund is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Money Fund generally invests in money market instruments; the Government Money Fund generally invests in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements collateralized by such obligations. The investment objective of the Treasury Money Fund is to seek current income consistent with liquidity and stability of principal. The Treasury Money Fund invests primarily in direct short-term obligations issued by the U.S. Treasury and certain agencies or instrumentalities of the U.S. Government with a view toward providing dividend income that is generally considered exempt from state and local income taxes. The investment objective of the Tax-Exempt Money Fund is to seek a moderate level of current interest income exempt from Federal income taxes consistent with stability of principal. The Tax-Exempt Money Fund invests substantially all of its assets in high-quality Municipal Securities (as defined in the Prospectus) and, except during temporary defensive periods, maintains at least 80% of its assets in tax-exempt obligations. All Funds invest in instruments that generally have remaining maturities of not more than 13 months. The following policies supplement the Funds' investment policies as set forth in the Prospectus.

Additional Information on Portfolio Instruments
-----------------------------------------------

          Variable and Floating Rate Instruments
          --------------------------------------

          With respect to variable and floating rate instruments described in the Prospectus, United States Trust Company of New York ("U.S. Trust" or the "Investment Adviser") will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial ability to meet payment on demand. In determining dollar-weighted average portfolio maturity and whether a variable or floating rate instrument has a remaining maturity of 13 months or less, the maturity of each instrument will be computed in accordance with guidelines established by the SEC.

          Repurchase Agreements
          ---------------------

          The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury Money book-entry system. Repurchase agreements are considered loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

          Securities Lending
          ------------------

          When the Money Fund or Government Money Fund lends its portfolio securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

          When-Issued and Forward Transactions
          ------------------------------------

          When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

          A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When a Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          Stand-By Commitments
          --------------------

          The Tax-Exempt Money Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a "stand-by commitment," a dealer or bank agrees to purchase from the Tax-Exempt Money Fund, at the Fund's option, specified Municipal Securities at a specified price. The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. "Stand-by commitments" are exercisable by the Tax-Exempt Money Fund at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

          The Tax-Exempt Money Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Tax-Exempt Money Fund has paid any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          The Tax-Exempt Money Fund intends to enter into "stand-by commitments" only with banks and broker/dealers which, in the Investment Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Investment Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

          Municipal Securities
          --------------------

          The Tax-Exempt Money Fund invests primarily in Municipal Securities as defined in the Prospectus. Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Securities" only if the interest paid thereon is exempt from regular Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.

          The two principal classifications of Municipal Securities are "general obligations" and "revenue" issues, but the Tax-Exempt Money Fund's portfolio may also include "moral obligation" issues, which are normally issued by special-purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") described in the Prospectus and Appendix hereto represent their opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Adviser will consider such an event in determining whether the Tax-Exempt Money Fund should continue to hold the obligation.

          The payment of principal and interest on most securities purchased by the Tax-Exempt Money Fund will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

          Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

          Among other instruments, the Tax-Exempt Money Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Excelsior Tax-Exempt Fund cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of Municipal Securities for investment by the Tax-Exempt Money Fund and the liquidity and value of its portfolio. In such an event, Excelsior Tax-Exempt Fund would re-evaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.

          Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither Excelsior Tax-Exempt Fund nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

          Miscellaneous
          -------------

          The Funds may not invest in oil, gas, or mineral leases.

Additional Investment Limitations
---------------------------------

          In addition to the investment limitations set forth in the Prospectus, the Funds are subject to the investment limitations enumerated below, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding Shares (as defined under "Miscellaneous" in the Prospectus).

          No Fund may:

          1. Purchase securities on margin, make short sales of securities, or maintain a short position;

          2. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Taxable Funds might be deemed to be underwriters upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; and except to the extent that purchase by the Tax-Exempt Money Fund of Municipal Securities or other securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting;


          3. Purchase or sell real estate, except that each Taxable Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate; and except that the Tax-Exempt Money Fund may invest in Municipal Securities secured by real estate or interests therein;

          4. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs;

          5. Invest in or sell puts, calls, straddles, spreads, or any combination thereof; and

          6. Issue any senior securities, except insofar as any borrowing in accordance with a Fund's investment limitations might be considered to be the issuance of a senior security.

          In addition, the Money, Government Money and Treasury Money Funds may not:

          7. Make loans, except that (i) each Fund may purchase or hold debt securities in accordance with its investment objective and policies, and the Money Fund and the Government Money Fund may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) the Money Fund and the Government Money Fund may lend portfolio securities in an amount not exceeding 30% of their total assets;

          8. Invest in bank obligations having remaining maturities in excess of one year, except that securities subject to repurchase agreements may bear longer maturities;

          9. Invest in companies for the purpose of exercising management or control;

          10. Invest more than 5% of a Funds's total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years;

          11. Purchase foreign securities; except the Money Fund may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by domestic branches of foreign banks and foreign branches of U.S. banks in an amount not to exceed 20% of its total net assets;

          12. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940;

          13. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of a Fund's total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks;

          14. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. Government or domestic bank obligations, and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy; and

          15. Knowingly invest more than 10% of the value of a Fund's total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.

          In addition, the Tax-Exempt Money Fund may not:

          16. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations; and

          17. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

          18. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations;

          19. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. Government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions; and

          20. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

                                   *   *   *

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not constitute a violation of such limitation.

          For the purpose of Investment Limitation No. 3, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

          Notwithstanding Investment Limitations Nos. 15 and 18 above, the Companies intend to limit the Funds' investments in illiquid securities to 10% of each Fund's net (rather than total) assets.

          Notwithstanding the proviso in Investment Limitation No. 19, to the extent that the Tax-Exempt Money Fund has invested more than 20% of the value of its assets in taxable securities on a temporary defensive basis, the industry diversification limitation in Investment Limitation No. 19 shall apply to taxable securities issued or guaranteed by any state, territory, or possession of the U.S. Government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions.

          In order to permit the sale of Shares in certain states, the Companies may make other commitments more restrictive than the investment policies and limitations described above and in the Funds' Prospectus. Should the Companies determine that any such commitment is no longer in the Funds' best interests, they will revoke the commitment by terminating sales of the Shares to investors residing in the state involved.


                        NET ASSET VALUE AND NET INCOME
                        ------------------------------

          The Companies use the amortized cost method of valuation to value Shares in the Funds. Pursuant to this method, a security is valued at its cost initially, and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund involved would receive if it sold the security. The market value of portfolio securities held by the Funds can be expected to vary inversely with changes in prevailing interest rates.

          The Funds invest only in high-quality instruments and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a constant net asset value per Share. The Funds will not purchase any security deemed to have a remaining maturity of more than 13 months within the meaning of the 1940 Act or maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Companies' Boards of Directors have established procedures that are intended to stabilize the net asset value per Share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Boards deem appropriate, of the extent, if any, to which the net asset value per Share of a Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one half of one percent, the Boards of Directors will promptly consider what action, if any, should be initiated. If the Boards of Directors believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take appropriate steps to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming Shares in kind; reducing the number of the Fund's outstanding Shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

          Net income of each of the Funds for dividend purposes consists of (i) interest accrued and discount earned on a Fund's assets, less (ii) amortization of market premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one portfolio of a Company (e.g., administrative, legal, accounting, and directors' fees) prorated to each portfolio of the Company on the basis of their relative net assets.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                ----------------------------------------------

          Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectus, Shares may be sold to customers ("Customers") of the Investment Adviser, its affiliates and correspondent banks, and qualified banks, savings and loan associations, broker/dealers and other institutions ("Shareholder Organizations") that have entered into servicing agreements with one of the Companies. Shares are also offered for sale to institutional investors ("Institutional Investors") and to members of the general public ("Direct Investors", and collectively with Institutional Investors, "Investors"). Different types of Customer accounts at Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares of the Fund selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

          As stated in the Prospectus, no sales charge is imposed by the Companies on purchases of Shares. In addition, no sales load is charged on the reinvestment of dividends or distributions or in connection with certain Share exchanges as described in the Prospectus under "Investor Programs--Exchange Privilege."

          As described in the Prospectus, Direct Investors may redeem Shares by writing a check. Checks to redeem Shares are drawn on the Companies' accounts at United States Trust Company of New York. Direct Investors will be subject to the same rules and regulations that U.S. Trust applies to checking accounts and will have the same rights and duties with respect to stop-payment orders, "stale" checks, unauthorized signatures, collection of deposits, alterations and unauthorized endorsements as bank checking account customers do under the New York Uniform Commercial Code. When a check is presented to U.S. Trust for payment, U.S. Trust, as the shareholder's agent, will cause the Fund from which the redemption is requested to redeem sufficient

Shares in the shareholder's account to cover the amount of the check.

          The Companies may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission.

          In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

          Each Company reserves the right to honor any request for redemption or repurchase of a Fund's Shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Such redemptions in kind will be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

          Under limited circumstances, the Companies may accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or
                                              ---------
statutory merger, or will be limited to other securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) that: (a) meet the investment objective and policies of any Fund acquiring such securities; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of market; and (d) have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, New York Stock Exchange or NASDAQ, or as evidenced by their status as U.S. Government securities, bank certificates of deposit, banker's acceptances, corporate and other debt securities that are actively traded, money market securities and other similar securities with a readily ascertainable value.

                                 INVESTOR PROGRAMS
                                 -----------------

Systematic Withdrawal Plan
--------------------------

          An Investor who owns Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

          (1)     A fixed-dollar withdrawal;

          (2)     A fixed-share withdrawal;

          (3)     A fixed-percentage withdrawal (based on
                  the current value of the account); or

          (4)     A declining-balance withdrawal.

Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for Shares with Chase Global Funds Service Company, the Funds' sub-transfer agent. Under this Plan, dividends and distributions are automatically reinvested in additional Shares. Amounts paid to Investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends paid on the Shares. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in that Fund.

Exchange Privilege
------------------

          Investors and Customers of Shareholder Organizations may exchange Shares having a value of at least $500 for Shares of any other portfolio of the Companies. Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies. In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies reserve the right to limit the number of exchange requests of Investors and Customers of Shareholder Organizations to no more than six per year. The Companies may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request.

          For Federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the Shares to be given up in exchange is more or less than the basis in such Shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of Shares in his or her tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the shareholder effects an exchange of Shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged Shares but may be included (subject to the limitation) in the tax basis of the new shares.

Other Investor Programs
-----------------------

          As discussed in the Prospectus, Shares of the Funds may be purchased in connection with the Automatic Investment Program. Shares of the Money, Government Money and Treasury Money Funds may also be purchased in connection with certain Retirement Programs.


                         DESCRIPTION OF CAPITAL STOCK
                         ----------------------------

          Excelsior Fund's Charter authorizes its Board of Directors to issue up to 35 billion full and fractional shares of capital stock; and Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors to issue up to 14 billion full and fractional shares of capital stock. Both Charters authorize the respective Boards of Directors to classify or reclassify any unissued shares of the respective Companies into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Prospectus describes the classes of shares into which the Companies' authorized capital is currently classified.

          Shares have no preemptive rights and only such conversion or exchange rights as the Boards of Directors may grant in their discretion. When issued for payment as described in the Prospectus, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, shareholders of that Fund are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the portfolios of the Company involved, of any general assets of that Company not belonging to any particular portfolio of that Company which are available for distribution. In the event of a liquidation or dissolution of either Company, shareholders of such Company will be entitled to the same distribution process.

          Shareholders of the Companies are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of a Company's aggregate outstanding shares may elect all of that Company's directors, regardless of the votes of other shareholders.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as each Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of each Company voting without regard to class.

          The Companies' Charters authorize the Boards of Directors, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding Shares to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company involved, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of any portfolio to be redeemed at their net asset value or converted into shares of another class of the Company's capital stock at net asset value. The exercise of such authority by the Boards of Directors will be subject to the provisions of the 1940 Act, and the Boards of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

          Notwithstanding any provision of Maryland law requiring a greater vote of a Company's Common Stock (or of the Shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company's Charter, each Company may take or authorize such action upon the favorable vote of the holders of more than 50% of its outstanding Common Stock voting without regard to class.

                            MANAGEMENT OF THE FUNDS
                            -----------------------

Directors and Officers
----------------------

          The directors and executive officers of the Companies, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows (the listed positions apply to both):


                           Position          Principal Occupation
                           with the          During Past 5 Years and
Name and Address           Companies         Other Affiliations
----------------           ---------         -----------------------
Alfred C. Tannachion/1/    Chairman of the   Retired.
1135 Hyde Park Court       Board, President
Mahwah, NJ 07430           and Treasurer
Age 69

Donald L. Campbell         Director          Retired; Senior Vice
333 East 69th Street                         President, Royal
Apt. 10-H                                    Insurance Company, Inc.,
New York, NY 10021                           until August, 1989;
Age 69                                       Director, Royal Life
                                             Insurance Co. of N.Y.

Joseph H. Dugan            Director          Retired; President, CEO
913 Franklin Lake Road                       and Director, L.B. Foster
Franklin Lakes, NJ 07417                     Company (tubular products),
Age 70                                       from September, 1987 until
                                             May, 1990; Executive Vice
                                             President and COO, L. B.
                                             Foster Company, from
                                             September, 1986 until
                                             September, 1987; Senior


----------------------
/1/ This director is considered to be an "interested person" of Excelsior Fund as defined in the 1940 Act.

                                             Vice President -- Finance,
                                             Chief Financial Officer and
                                             Director, Todd Shipyards
                                             Corporation, prior to
                                             January 3, 1986.

Wolfe J. Frankl            Director          Retired; Director; Deutsche
40 Gooseneck Lane                            Bank Financial, Inc.;
Charlottesville, VA 22903                    Director The Harbus
Age 74                                       Corporation; Trustee,
                                             Mariner Funds Trust.

Robert A. Robinson         Director          President Emeritus, The
Church Pension Fund                          Church Pension Fund and its
800 Second Avenue                            affiliated companies, since
New York, NY 10017                           1968; Trustee, Mariner
Age 69                                       Funds Trust; Trustee, H.B.
                                             and F.H. Bugher Foundation
                                             and Director of its wholly
                                             owned subsidiaries --
                                             Rosiclear Lead and
                                             Flourspar Mining Co. and
                                             The Pigmy Corporation;
                                             Director, Morehouse
                                             Publishing Co.

Frederick S. Wonham/1/     Director          Retired; Vice Chairman of
238 June Road                                U.S. Trust Corporation and
Stamford, CT 06903                           U.S. Trust Co. of New York,
Age 64                                       until September, 1995;
                                             Chairman, U.S. Trust of
                                             Connecticut.

W. Bruce McConnel, III     Secretary         Partner of the law firm
Philadelphia National                        of Drinker Biddle & Reath.
 Bank Building
1345 Chestnut Street
Philadelphia, PA 19107
Age 52

Michael Leary              Assistant         Assistant Treasurer, Chase
Chase Global Funds         Secretary         Global Funds Service
 Service Company                             Company, since December,
73 Tremont Street                            1993; Audit Manager, Ernst
Boston, MA 02108-3913                        & Young, from August, 1988
Age 30                                       to December, 1993.

John M. Corcoran           Assistant         Second Vice President,
Chase Global Funds         Treasurer         Manager of Administration,
 Service Co.                                 Chase Global Funds Service
73 Tremont Street                            Company, since October
Boston, MA 02108-3913                        1993; Audit Manager, Ernst &
Age 30                                       Young, from August, 1987 to
                                             September, 1993.

----------------------
/1/ This director is considered to be an "interested person" of Excelsior Fund as defined in the 1940 Act.

         Each director receives an annual fee of $9,000 with respect to each Company plus a per-Company meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum with respect to each Company for services in such capacity. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Companies. The employees of Chase Global Funds Service Company do not receive any compensation from the Companies for acting as officers of the Companies. No person who is currently an officer, director or employee of the Investment Adviser serves as an officer, director or employee of the Companies. The directors and officers of the Companies as a group own less than 1% of the Shares of each Fund.

         The following chart provides certain information about the fees received by the Companies' directors in the most recently completed fiscal year.

                                                  Pension or
                                                  Retirement         Total
                                                   Benefits       Compensation
                                                  Accrued as   from the Companies
                                  Aggregate         Part of        and Fund
    Name of                    Compensation from     Fund       Complex/*/ Paid
Person/Position                  each Company      Expenses       to Directors
---------------               ------------------   --------    ------------------
Alfred C. Tannachion              $20,000            None            $40,000
Chairman of the Board,
President and Treasurer

Donald L. Campbell                $15,000            None            $30,000
Director

Joseph H. Dugan                   $15,000            None            $30,000
Director

Wolfe J. Frankl                   $15,000            None            $30,000
Director

Robert A. Robinson
Director                          $15,000            None            $30,000

Frederick S. Wonham/+/
Director                          $     0            None            $     0

----------------------

/*/ The "Fund Complex" consists of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and UST Master Variable

     Series, Inc. For the year ended March 31, 1995, UST Master Variable Series, Inc. did not pay any directors' fees.

/+/ Frederick S. Wonham was elected to the Board of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. on November 17, 1995.



Investment Advisory and Administration Agreements
-------------------------------------------------

         United States Trust Company of New York serves as Investment Adviser to the Funds. In the Investment Advisory Agreements, U.S. Trust has agreed to provide the services described in the Prospectus. The Investment Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Funds. See "Expenses" in the Prospectus.

         For the fiscal year ended March 31, 1993, Excelsior Fund paid the Investment Adviser $1,776,065, $2,102,373 and $610,108 with respect to the Money, Government Money and Treasury Money Funds, respectively. For the same period, Excelsior Tax-Exempt Fund paid the Investment Adviser $1,629,056 with respect to the Tax-Exempt Money Fund.

         For the fiscal year ended March 31, 1994, Excelsior Fund paid the Investment Adviser $2,183,204, $1,897,581 and $702,230 with respect to the Money, Government Money and Treasury Money Funds, respectively. For the same period, Excelsior Tax-Exempt Fund paid the Investment Adviser $1,697,812 with respect to the Tax-Exempt Money Fund. For the fiscal year ended March 31, 1994, the Investment Adviser waived fees totalling $14,775, $20,874, $1,704 and $20,732 with respect to the Money, Government Money, Treasury Money and Tax-Exempt Money Funds, respectively.

         For the fiscal year ended March 31, 1995, Excelsior Fund paid the Investment Adviser $1,781,897, $1,665,344 and $674,259 with respect to the Money, Government Money and Treasury Money Funds, respectively. For the same period, Excelsior Tax-Exempt Fund paid the Investment Adviser $1,698,879 with respect to the Tax-Exempt Money Fund. For the fiscal year ended March 31, 1995, the Investment Adviser waived fees totalling $204,060, $173,321, $45,366 and $236,867 with respect to the Money, Government Money, Treasury Money and Tax-Exempt Money Funds, respectively.

         The Investment Advisory Agreements provide that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. In addition, the Investment Adviser has undertaken in the Investment Advisory Agreements to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

         Chase Global Funds Service Company ("CGFSC"), Federated Administrative Services, an affiliate of the Distributor, and U.S. Trust serve as the Funds' administrators. Under the Administration Agreements, the administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income, "exempt-interest dividends," and realized capital gains or losses, if any, of the respective Funds. The administrators prepare semiannual reports to the Securities and Exchange Commission, prepare Federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

         Prior to August 1, 1995, administrative services were provided to the Funds by CGFSC and Concord Holding Corporation (collectively, the
"Administrators") under administration agreements having substantially the same terms as the Administration Agreements currently in effect.

         For the fiscal year ended March 31, 1993, Excelsior Fund paid the Administrators $1,100,322, $1,301,645 and $315,026 in the aggregate with respect to the Money, Government Money and Treasury Money Funds, respectively. For the same period, Excelsior Tax-Exempt Fund paid the Administrators $1,009,414 in the aggregate with respect to the Tax-Exempt Money Fund.

         For the fiscal year ended March 31, 1994, Excelsior Fund paid the Administrators $1,362,669, $1,183,297 and $360,869 in the aggregate with respect to the Money, Government Money and Treasury Money Funds, respectively. For the same period, Excelsior Tax-Exempt Fund paid the Administrators $1,060,325 in the aggregate with respect to the Tax-Exempt Money Fund. For the fiscal year ended March 31, 1994, the Administrators waived fees totalling $384 and $358 with respect to the Government Money and Treasury Money Funds, respectively.

         For the fiscal year ended March 31, 1995, Excelsior Fund paid the Administrators $1,223,349, $1,131,530 and $369,056 in the aggregate with respect to the Money Fund, Government Money Fund and Treasury Money Fund, respectively. For the same period, Excelsior Tax-Exempt Fund paid the Administrators $1,193,896 in the aggregate with respect to the Tax-Exempt Money Fund. For the fiscal year ended March 31, 1995, the Administrators waived fees totalling $1,087 and $351 with respect to the Government Money and Treasury Money Funds, respectively.

Service Organizations
---------------------

         As stated in the Prospectus, the Companies will enter into agreements with Service Organizations. Such shareholder servicing agreements will require the Service Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for a Fund's payment (on an annualized basis) of up to .40% of the average daily net assets of the Fund's Shares beneficially owned by Customers of the Service Organization. Such services with respect to a Fund may include: (a) assisting Customers in designating and changing dividend options, account designations and addresses; (b) providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records, as may reasonably be requested from time to time by the Companies; (c) assisting in processing purchases, exchange and redemption transactions; (d) arranging for the wiring of funds; (e) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (f) verifying and guaranteeing Customer signatures in connection with redemption orders, transfers among and changes in Customer-designated accounts; (g) providing periodic statements showing a Customer's account balances and, to the extent practicable, integrating of such information with information concerning other client transactions otherwise effected with or through the Service Organization; (h) furnishing on behalf of the Companies' distributor (either separately or on an integrated basis with other reports sent to a Customer by the Service Organization) periodic statements and confirmations of all purchases, exchanges and redemptions of Shares in a Customer's account required by applicable federal or state law; (i) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Companies to Customers; (j) receiving, tabulating and transmitting to the Companies proxies executed by Customers with respect to annual and special meetings of shareholders of the Companies; (k) providing reports (at least monthly, but more frequently if so requested by the Companies' distributor) containing state-by-state listings of the principal residences of the beneficial owners of the Shares; and (l) providing or arranging for the provision of such other related services as the Companies or a Customer may reasonably request.

         The Companies' agreements with Service Organizations are governed by Administrative Services Plans (the "Plans") adopted by the Companies. Pursuant to the Plans, each Company's Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations will be approved annually by a majority of each Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

         Any material amendment to a Company's arrangements with Service Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Companies' arrangements with Service Organizations are in effect, the selection and nomination of the members of the Companies' Boards of Directors who are not "interested persons" (as defined in the 1940 Act) of the Companies will be committed to the discretion of such non-interested Directors.

         For the fiscal years ended March 31, 1995 and 1994, payments to Service Organizations totalled $204,060 and $14,775, $174,408 and $21,258, $45,717 and
$2,062, and $236,867 and $20,732 with respect to the Money, Government Money, Treasury Money and Tax-Exempt Money Funds, respectively. Of these respective amounts, $203,572 and $14,775, $171,257 and $20,233, $44,596 and $1,075, and
$236,399 and $20,732 were paid to affiliates of U.S. Trust with respect to the Money, Government Money, Treasury Money and Tax-Exempt Money Funds.

Expenses
--------

         Except as otherwise noted, the Investment Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include taxes; interest; fees (including fees paid to the Companies' Directors and officers who are not affiliated with the Distributor or the Administrators); Securities and Exchange Commission fees; state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees, charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay any brokerage fees and commissions in connection with the purchase of portfolio securities.

         If the expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Investment Adviser and the Administrators will reimburse such Fund for a portion of any such excess to the extent required by such regulations in proportion to the fees received by them in such year up to the amount of the fees payable to them, provided, however, to the extent required by such state regulations, the Investment Adviser and the Administrators have agreed to effect such reimbursement regardless of the fees payable to them. The amounts of the above reimbursements, if any, will be estimated, reconciled and paid on a monthly basis. To the Companies' knowledge, of the applicable expense limitations in effect on the date of this Statement of Additional Information, none is more restrictive than the following: 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets and 1/2% of average annual net assets in excess of $100 million.

Custodian and Transfer Agent
----------------------------

         The Chase Manhattan Bank, N.A. ("Chase") serves as custodian of the Funds' assets. Under the custodian agreements, Chase has agreed to (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to the Companies' Boards of Directors concerning the Funds' operations. Chase is entitled to monthly fees for furnishing custodial services according to the following fee schedule: on the face value of debt securities and the market value of equity securities, a fee at the annual rate of .05%; on issues held, $50.00 for each physical issue held, $25.00 for each book-entry issue held and 1/4 of 1% of market value for each foreign issue held; on transactions, $25.00 for each physical transaction, $15.00 for each book-entry transaction and $50.00 for each foreign security transaction. In addition, Chase is entitled to reimbursement for its out-of-pocket expenses in connection with the above services. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreements, notwithstanding any delegation.

         U.S. Trust also serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, U.S. Trust has agreed to (i) issue and redeem Shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to corresponde nce by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Companies concerning each Fund's operations. For its transfer agency, dividend disbursing, and subaccounting services, U.S. Trust is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

         U.S. Trust may, at its own expense, delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that U.S. Trust shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreements, notwithstanding any delegation. Pursuant to this provision in the agreement, U.S. Trust has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust. For the services provided by CGFSC, U.S. Trust has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from the Companies for any of its sub-transfer agency services.


                            PORTFOLIO TRANSACTIONS
                            ----------------------

          Subject to the general control of the Companies' Boards of Directors, the Investment Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of each of the Funds.

          The Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but brokerage commissions are not normally paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net income of the Funds.

          Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

          The Investment Advisory Agreements between the Companies and the Investment Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will seek to obtain the best net price and the most favorable execution. The Investment Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Companies, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

          In addition, the Investment Advisory Agreements authorize the Investment Adviser, to the extent permitted by law and subject to the review of the Companies' Boards of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction , provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

          Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to the Investment Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser in carrying out its obligations to the Funds.

          Portfolio securities will not be purchased from or sold to the Investment Adviser, the Distributor, or any affiliated person of either of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission.

          Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Investment Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Investment Adviser believes to be equitable to the Funds and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

          The Companies are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Companies as of the close of their most recent fiscal year. As of March 31, 1995, the following Funds held the following securities of Excelsior Fund's regular brokers or dealers or their parents: (a) the Money Fund held the following securities: repurchase agreement with Nomura Securities, Inc. in the principal amount of $19,685,063, repurchase agreement with Fuji Securities, Inc. in the principal amount of $20,000,000, commercial paper of Merrill Lynch & Co., Inc. in the principal amount of $35,000,000 and commercial paper of UBS Finance in the principal amount of $30,000,000; and (b) the Government Money Fund held the following securities: repurchase agreement with Nomura Securities, Inc. in the principal amount of $20,216,462 and repurchase agreement with Fuji Securities, Inc. in the principal amount of $20,000,000. Nomura Securities International, Inc., Fuji Bank & Trust, Merrill Lynch, Pierce, Fenner & Smith, Inc. and UBS Securities are considered to be regular brokers and dealers of Excelsior Fund. As of March 31, 1995, Excelsior Tax-Exempt Fund held no securities of Excelsior Tax-Exempt Fund's regular brokers or dealers or their parents.


                             INDEPENDENT AUDITORS
                             --------------------

          Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of the Companies. The Funds' Financial Highlights included in the Prospectus and the financial statements for the period ended March 31, 1995 incorporated by reference in this Statement of Additional

Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.

                                 COUNSEL
                                 -------

          Drinker Biddle & Reath (of which Mr. McConnel, Secretary of the Companies, is a partner), located at 1345 Chestnut Street, Philadelph ia, Pennsylvania 19107, is counsel to the Companies, and will pass upon the legality of the Shares offered by the Prospectus.


                    ADDITIONAL INFORMATION CONCERNING TAXES
                    ---------------------------------------

Generally
---------

          The following supplements the tax information contained in the Prospectus.

          Each of the Funds is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. If, for any reason, a Fund does not qualify for a taxable year for the special Federal tax treatment afforded regulated investment companies, such Fund would be subject to Federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions (whether or not derived from interest on Municipal Securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

Tax-Exempt Money Fund
----------------------

          The Tax-Exempt Money Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Exempt Money Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Tax-Exempt Money Fund dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tax-Exempt Money Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

          In order for the Tax-Exempt Money Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, the Tax-Exempt Money Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by the Tax-Exempt Money Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Tax-Exempt Money Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Tax-Exempt Money Fund with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Tax-Exempt Money Fund for such year.

          Interest on indebtedness incurred by a shareholder to purchase or carry the Tax-Exempt Money Fund's Shares generally is not deductible for Federal income tax purposes.

          Excelsior Tax-Exempt Fund intends to distribute to shareholders of the Tax-Exempt Money Fund any investment company taxable income earned by the Tax-Exempt Money Fund for each taxable year. In general, the Tax-Exempt Money Fund's investment company taxable income will be its taxable income (including taxable interest and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Such distributions will be taxable to the shareholders as ordinary income (whether paid in cash or additional Shares).

                                  *    *    *

          The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state and local taxes.

                               YIELD INFORMATION
                               -----------------

          The standardized annualized seven-day yields for the Shares of the Funds are computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund involved, having a balance of one Share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each of the Funds includes the value of additional Shares purchased with dividends from the original Share and dividends declared on both the original Share and any such additional Shares, net of all fees that are charged to all shareholder accounts and to the particular series of Shares in proportion to the length of the base period, other than nonrecurring account or any sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. In addition, each Fund may use effective compound yield quotations for its Shares computed by adding 1 to the unannualized base period return (calculated as described above), raising the sums to a power equal to 365 divided by 7, and subtracting 1 from the results.

          From time to time, in advertisements, sales literature or in reports to shareholders, the yields of each Money Market Fund's Shares may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of such a Fund's Shares may be compared to the Donoghue's Money Fund average, which is an average compiled by Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including without limitation, those factors, strategies and techniques that, together with market conditions and events, materially affected each Fund's performance.

          The current yields for the Funds' Shares may be obtained by calling
(800) 446-1012. For the seven-day period ended March 31, 1995, the annualized yields for Shares of the Money Fund, Government Money Fund, Treasury Money Fund and Tax-Exempt Money Fund were 5.69%, 5.62%, 5.30% and 3.64%, respectively, and the effective yields for Shares of such respective Funds were 5.85%, 5.78%, 5.44% and 3.71%.

          The "tax-equivalent" yield of the Tax-Exempt Money Fund is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by one minus a stated Federal income tax rate and (b) adding that figure to that portion, if any of the yield that is not exempt from Federal income tax. Tax-equivalent yields assume the payment of Federal income taxes at a rate of 31%.

          Based on the foregoing calculation, the annualized tax-equivalent yield of the Tax-Exempt Money Fund for the seven-day period ended March 31, 1995 was 5.28%.


                                 MISCELLANEOUS
                                 -------------

          As used in the Prospectus, "assets belonging to a Fund" means the consideration received upon the issuance of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company involved not belonging to a particular portfolio of that Company. In determining the net asset value of a Fund's Shares, assets belonging to the Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company involved which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Companies' Charters, determinations by the Boards of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.

          As of July 11, 1995, U.S. Trust held of record substantially all of the outstanding Shares in the Funds, but did not own such Shares beneficially because it did not have discretion to vote or invest such Shares.

          As of July 11, 1995, the name, address and percentage ownership of each person, in addition to U.S. Trust, that beneficially owned 5% or more of the outstanding shares of a Fund were as follows: (i) Government Money Fund:
                                                      ---------------------
NCNB Corp. Retirement Plan, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 6.9%; American Ent. Holdings, Inc., c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 5.7%; and White River Corp. c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 5.7%; and (ii) Treasury
                                                                     --------
Money Fund: W. H. Reaves Co. Inc., c/o United States Trust Company of New York,
----------
114 West 47th Street, New York, New York 10036, 5.8%.


                             FINANCIAL STATEMENTS
                             --------------------

          The Companies' Annual Reports to Shareholders for the fiscal year ended March 31, 1995 (the "Annual Reports") for the fixed income and tax-exempt fixed income portfolios accompany this Statement of Additional Information. The financial statements in the Annual Reports for the Money, Government Money, Treasury Money and Tax-Exempt Money Funds (the "Financial Statements") are incorporated in this Statement of Additional Information by reference. The Financial Statements included in the Annual Reports for the fiscal year ended March 31, 1995 have been audited by the Companies' independent auditors, Ernst & Young LLP, whose reports thereon also appear in such Annual Reports and are incorporated herein by reference. The Financial Statements in such Annual Reports have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Additional copies of the Annual Reports may be obtained at no charge by telephoning CGFSC at the telephone number appearing on the front page of this Statement of Additional Information.

                                  APPENDIX A
                                  ----------


COMMERCIAL PAPER RATINGS
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1+" - Obligations supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by a strong capacity for timely repayment.

          "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

          "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

          "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

          "D" - Obligations which have a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.


          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" -Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                             EXCELSIOR FUNDS, INC.

                     Short-Term Government Securities Fund
                     Intermediate-Term Managed Income Fund
                              Managed Income Fund


                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                     Short-Term Tax-Exempt Securities Fund
                       Intermediate-Term Tax-Exempt Fund
                           Long-Term Tax-Exempt Fund



                      STATEMENT OF ADDITIONAL INFORMATION



                                August 1, 1995

                        (as revised on January 1, 1996)



This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectuses for the Short-Term Government Securities Fund, Intermediate-Term Managed Income Fund and Managed Income Fund of Excelsior Funds, Inc. ("Excelsior Fund") and Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund and Long-Term Tax-Exempt Fund of Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") dated August 1, 1995, (as revised on January 1, 1996) respectively (the "Fixed-Income Funds Prospectus" and the "Tax-Exempt Funds Prospectus", respectively; together, the "Prospectuses"). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectuses. No investment in shares of the portfolios described herein ("Shares") should be made without reading the Prospectuses. A copy of each Prospectus may be obtained by writing Excelsior Funds c/o Chase Global Funds Service Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling (800) 446-1012.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES AND POLICIES........................................    1
     Additional Information on Portfolio Instruments......................    1
     Additional Investment Limitations....................................    8

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................   12

INVESTOR PROGRAMS.........................................................   15
     Systematic Withdrawal Plan...........................................   15
     Exchange Privilege...................................................   16
     Other Investor Programs..............................................   16

DESCRIPTION OF CAPITAL STOCK..............................................   17

MANAGEMENT OF THE FUNDS...................................................   18
     Directors and Officers...............................................   18
     Investment Advisory and Administration Agreements....................   21
     Service Organizations................................................   24
     Expenses.............................................................   25
     Custodian and Transfer Agent.........................................   26

PORTFOLIO TRANSACTIONS....................................................   27

INDEPENDENT AUDITORS......................................................   29

COUNSEL...................................................................   29

ADDITIONAL INFORMATION CONCERNING TAXES...................................   29
     Generally............................................................   29
     Tax-Exempt Funds.....................................................   30
     Taxation of Certain Financial Instruments............................   32

PERFORMANCE AND YIELD INFORMATION.........................................   34
     Yields and Performance...............................................   34

MISCELLANEOUS.............................................................   38

FINANCIAL STATEMENTS......................................................   39

APPENDIX A................................................................  A-1

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------

          This Statement of Additional Information contains additional information with respect to the Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund and Long-Term Tax-Exempt Fund (collectively, the "Tax-Exempt Funds") of Excelsior Tax-Exempt Fund and the Short-Term Government Securities Fund, Intermediate-Term Managed Income Fund and Managed Income Fund of Excelsior Fund (collectively, the "Fixed-Income Funds"). The portfolios are referred to individually as a "Fund" and collectively as the "Funds"; Excelsior Tax-Exempt Fund and Excelsior Fund are referred to individually as a "Company" and collectively as the "Companies".

          For ease of reference, the various Funds are referred to as follows:
Short-Term Tax-Exempt Securities Fund as "Short-Term Tax-Exempt Fund"; Intermediate-Term Tax-Exempt Fund as "IT Tax-Exempt Fund"; Long-Term Tax-Exempt Fund as "LT Tax-Exempt Fund", Short-Term Government Securities Fund as "ST Government Fund", and Intermediate-Term Managed Income Fund as "IT Income Fund".

          The following policies and disclosures supplement the Funds' investment objectives and policies as set forth in the Prospectuses.

Additional Information on Portfolio Instruments
-----------------------------------------------

          Municipal Obligations
          ---------------------

          The Tax-Exempt Funds invest substantially all of their assets in Municipal Obligations as defined in the Prospectus. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" only if the interest paid thereon is exempt from regular Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.

          The two principal classifications of Municipal Obligations are "general obligation" and "revenue" issues, but the Tax-Exempt Funds' portfolios may include "moral obligation" issues, which are normally issued by special-purpose authorities. There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") described in the Prospectus and Appendix A hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. United States Trust Company of New York, the Funds' investment adviser ("Investment Adviser" or "U.S. Trust"), will consider such an event in determining whether a Fund should continue to hold the obligation.

          The payment of principal and interest on most securities purchased by the Tax-Exempt Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

          Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

          Among other instruments, the Tax-Exempt Funds may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, each Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.


          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, as amended, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Excelsior Tax-Exempt Fund cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of Municipal Obligations for investment by the Tax-Exempt Funds and the liquidity and value of their portfolios. In such an event, Excelsior Tax-Exempt Fund would reevaluate the Funds' investment objectives and policies and consider possible changes in their structure or possible dissolution.


          Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither Excelsior Tax-Exempt Fund nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

          The IT Income and Managed Income Funds may, when deemed appropriate by the Investment Adviser in light of the Funds' investment objective, also invest in Municipal Obligations. Although yields on municipal obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, from time to time municipal securities have outperformed, on a total return basis, comparable corporate and Federal debt obligations as a result of prevailing economic, regulatory or other circumstances.

Dividends paid by the IT Income and Managed Income Funds that are derived from interest on municipal securities would be taxable to the Funds' shareholders for Federal income tax purposes.

          Insured Municipal Obligations
          -----------------------------

          The Tax-Exempt Funds may purchase Municipal Obligations which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Obligations as described in the Prospectus. Although insurance coverage for the Municipal Obligations held by the Tax-Exempt Funds reduces credit risk by insuring that the Funds will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors. Each Tax-Exempt Fund may invest more than 25% of its net assets in Municipal Obligations covered by insurance policies.

          Repurchase Agreements
          ---------------------

          The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/ Treasury book-entry system. Repurchase agreements are considered loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

          Securities Lending
          ------------------

          When the ST Government Fund, IT Income Fund and Managed Income Fund lend their portfolio securities, they continue to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the pertinent Fund if a material event affecting the investment is to occur.

          Government Obligations
          ----------------------

          Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury Bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal

Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

          When-Issued and Forward Transactions
          ------------------------------------

          When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets.

          A Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When a Fund engages in "when-issued" or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          Stand-By Commitments
          --------------------

          The Managed Income and IT Income Funds and the Tax-Exempt Funds may acquire "stand-by commitments" with respect to Municipal Obligations held by them. Under a "stand-by commitment," a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified Municipal Obligations at a specified price. The amount payable to a Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. "Stand-by commitments" are exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

          The Managed Income and IT Income Funds and the Tax-Exempt Funds expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          The Managed Income and IT Income Funds and the Tax-Exempt Funds intend to enter into "stand-by commitments" only with banks and broker/dealers which, in the Investment Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Investment Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

          Commercial Paper
          ----------------

          Investments by the Funds in commercial paper will consist of issues that are rated "A-2" or better by S&P or "Prime-2" or better by Moody's. In addition, each Fund may acquire unrated commercial paper that is determined by the Investment Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the particular Fund. Each Fund will generally limit its investments in such unrated commercial paper to 5% of its total assets.

          Futures Contracts
          -----------------

          Each Fund may invest in futures contracts (interest rate futures contracts or municipal bond index futures contracts, as applicable). Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with a Fund's securities investments. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

          Successful use of futures by a Fund is also subject to the Investment Adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Additional Investment Limitations
---------------------------------


          In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the investment limitations enumerated below. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund's outstanding Shares (as defined under "Miscellaneous" in the Prospectuses). However, investment limitations which are "operating policies" with respect to a Fund may be changed by Excelsior Fund's or Excelsior Tax-Exempt Fund's Board of Directors upon reasonable notice to investors.

          The following investment limitations are fundamental with respect to each Fund. No Fund may:

          1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Tax-

Exempt Funds' investment objectives, policies, and limitations may be deemed to be underwriting; and except insofar as the Managed Income Fund might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          2. Purchase or sell real estate, except that each Tax-Exempt Fund may invest in Municipal Obligations secured by real estate or interests therein, and the Managed Income and Intermediate-Term Managed Income Funds may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate; and

          3. Issue any senior securities, except insofar as any borrowing by each Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that each Fund may enter into futures contracts and futures options.

          The following investment limitations are fundamental with respect to the IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds, but are operating policies with respect to the Short-Term Tax-Exempt, ST Government and IT Income Funds. The Funds may not:

          4. Purchase securities on margin, make short sales of securities, or maintain a short position; provided that each Fund may enter into futures contracts and futures options; and

          5. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that each Fund may enter into futures contracts and futures options.

          The following investment limitation is fundamental with respect to each Tax-Exempt Fund. A Tax-Exempt Fund may not:

          6. Make loans, except that each Tax-Exempt Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations.

          The following investment limitations are fundamental with respect to the IT Tax-Exempt and LT Tax-Exempt Funds, but are operating policies with respect to the Short-Term Tax-Exempt Fund. A Tax-Exempt Fund may not:

          7. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation; and

          8. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that a Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

          The following investment limitations are fundamental with respect to the Managed Income Fund, but are operating policies with respect to the IT Income and ST Government Funds.
A Fixed-Income Fund may not:

          9. Invest in companies for the purpose of exercising management or control;

          10. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years;

          11. Purchase foreign securities; provided that subject to the limit described below, the IT Income and Managed Income Funds may purchase (a) dollar-denominated debt obligations issued by foreign issuers, including foreign corporations and governments, by U.S. corporations outside the United States in an amount not to exceed 25% of its total assets at time of purchase; and (b) certificates of deposit, bankers' acceptances, or other similar obligations issued by domestic branches of foreign banks, or foreign branches of U.S. banks, in an amount not to exceed 20% of its total net assets; and

          12. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

          The following investment limitation is fundamental with respect to the IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds. The IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds may not:

          13. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Funds may enter into futures contracts and futures options.

          The following investment limitation is fundamental with respect to the Short-Term Tax-Exempt, ST Government and IT Income

Funds. The Short-Term Tax-Exempt, ST Government and IT Income Funds may not:

          14. Purchase or sell commodities or commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Funds may enter into futures contracts and futures options.

                                 *     *     *

          For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts. The Funds do not currently intend to invest in real estate investment trusts.


          In addition to the above investment limitations, Excelsior Fund currently intends to limit the IT Income and Managed Income Funds' investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of a Fund's net assets. Included within that amount, but not to exceed 2% of the value of the IT Income or Managed Income Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. For the purpose of this limitation, warrants acquired by the IT Income or Managed Income Fund in units or attached to securities will be deemed to be without value.

          The IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds may not purchase or sell commodities.

          The Funds' transactions in futures contracts and futures options (including the margin posted by the Funds in connection with such transactions) are excluded from the Funds' prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Funds' assets.

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not constitute a violation of such limitation.


          In order to permit the sale of Shares in certain states, Excelsior Fund may make other commitments more restrictive than the investment policies and limitations described above and in the Prospectus. Should the Companies determine that any such commitment is no longer in the Funds' best interests, they will revoke the commitment by terminating sales of the Shares to investors residing in the state involved.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

          Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectus, Shares may be sold to customers ("Customers") of the Investment Adviser, its affiliates and correspondent banks, and qualified banks, savings and loan associations, broker/dealers and other institutions ("Shareholder Organizations") that have entered into servicing agreements with one of the Companies. Shares are also offered for sale to institutional investors ("Institutional Investors") and to members of the general public ("Direct Investors", and collectively with "Institutional Investors", "Investors"). Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares of the Fund selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

          Shares of the Funds are offered for sale with a maximum sales charge of 4.50%. An illustration of the computation of the offering price per share of the Funds, using the value of each Fund's net assets and number of outstanding securities at the close of business on March 31, 1995, is as follows:

                           Short-Term                      LT Tax-
                           Tax-Exempt    IT Tax-Exempt     Exempt
                              Fund          Fund            Fund
                           -----------   -------------   -----------
Net Assets..............   $48,187,543   $234,990,220    $78,880,450
Outstanding Shares......     6,927,683     26,690,412      8,511,184

Net Asset Value Per
Share...................   $      6.96   $       8.80    $      9.27

Sales Charge (4.50% of
the offering price).....   $       .33   $        .41    $       .44

Offering to Public......   $      7.29   $       9.21    $      9.71

                            Managed     IT Income   ST Government
                          Income Fund     Fund          Fund
                          -----------  -----------  -------------
Net Assets..............  $86,024,245  $47,928,448    $25,215,627
Outstanding Shares......   10,251,319    7,095,338      3,657,258

Net Asset Value Per
Share...................  $      8.39  $      6.75    $      6.89
Sales Charge (4.50% of
the offering price).....  $       .40  $       .32    $       .32
Offering to Public......  $      8.79  $      7.07    $      7.21


          As stated in the Prospectus, the sales load described above will not be applicable to: (a) purchases of Shares by customers of the Investment Adviser or its affiliates; (b) trust, agency or custodial accounts opened through the trust department of a bank, trust company or thrift institution, provided that appropriate notification of such status is given at the time of investment; (c) companies, corporations and partnerships (excluding full service broker/dealers and financial planners, registered investment advisers and depository institutions not covered by the exemptions in (d) and (e) below); (d) financial planners and registered investment advisers not affiliated with or clearing purchases through full service broker/dealers; (e) purchases of Shares by depository institutions for their own account as principal; (f) exchange transactions (described below under "Investor Programs -- Exchange Privilege") where the Shares being exchanged were acquired in connection with the distribution of assets held in trust, agency or custodial accounts maintained with the trust department of a bank; (g) corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh accounts) sponsored by the Distributor and IRA accounts sponsored by the Investment Adviser; (h) company-sponsored employee pension or retirement plans making direct investments in the Funds; (i) purchases of Shares by officers, trustees, directors, employees, former employees and retirees of the Companies, the Investment Adviser, the Distributor or of any direct or indirect affiliate of any of them; (j) purchases of Shares by all beneficial shareholders of the Companies as of May 22, 1989; (k) purchases of Shares by investment advisers registered under the Investment Advisers Act of 1940 for their customers through an omnibus account established with United States Trust Company of New York; (l) purchases of Shares by directors, officers and employees of brokers and dealers selling shares pursuant to a selling agreement with the Companies; (m) purchase of Shares by investors who are members of groups services by USAffinity Investment Limited Partnership; and (n) customers of certain financial institutions who purchase Shares through a registered representative of UST Financial Services Corp. on the premises of their financial institutions. In addition, no sales load is charged on the reinvestment of dividends or distributions or in connection with certain share exchange transactions. Investors who have previously redeemed shares in a portfolio of Excelsior Fund or Excelsior Tax-Exempt Fund on which a sales load has been paid also have a one-time privilege of purchasing shares of another portfolio of either Company at net asset value without a sales charge, provided
                                                                       --------
that such privilege will apply only to purchases made within 30 calendar days from the date of redemption and only with respect to the amount of the redemption.

          For the fiscal years ended March 31, 1995, 1994 and 1993, total sales charges paid by shareholders: for the IT Tax-Exempt Fund were $17,776, $8,588 and $15,256, respectively; for the LT Tax-Exempt Fund were $4,088, $16,720 and $22,984, respectively; for the Managed Income Fund were $973, $17,120 and $24,570, respectively. Of these respective amounts, UST Distributors, Inc., the Funds' former distributor, retained $431, $6,693 and $13,214 with respect to the IT Tax-Exempt Fund; $3,188, $9,491 and $11,296 with respect to the LT Tax-Exempt Fund; and $973, $14,297 and $16,204 with respect to the Managed Income Fund. Total sales charges paid by shareholders of the Short-Term Tax-Exempt, ST Government and IT Income Funds for the fiscal years ended March 31, 1995 and 1994 were $20 and $42,285; $1 and $11,744; and $815 and $741, respectively. Of these respective amounts, UST Distributors, Inc., the Funds' former distributor, retained $20 and $27,165 with respect to the Short-Term Tax-Exempt Fund; $1 and $9,788 with respect to the ST Government Fund; and $815 and $660 with respect to the IT Income Fund. The balance was paid to selling dealers. Shareholders of the Short-Term Tax-Exempt, ST Government and IT Income Funds paid no sales charges for the period from December 31, 1992 (commencement of operations) to March 31, 1993.

          The Companies may suspend the right of redemption or postpone the date of payment for Shares for more than seven days during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission.

          In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

          Each Company reserves the right to honor any request for redemption or repurchase of a Fund's Shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Such redemptions in kind will be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

          Under limited circumstances, the Companies may accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or
                                              ---------
statutory merger, or will be limited to other securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) that: (a) meet the investment objective and policies of any Fund acquiring such securities; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of market; and (d) have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, New York Stock Exchange or NASDAQ, or as evidenced by their status as U.S. Government securities, bank certificates of deposit, banker's acceptances, corporate and other debt securities that are actively traded, money market securities and other similar securities with a readily ascertainable value.


                               INVESTOR PROGRAMS
                               -----------------

Systematic Withdrawal Plan
--------------------------

          An Investor who owns Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

        (1)  A fixed-dollar withdrawal;

        (2)  A fixed-share withdrawal;

        (3) A fixed-percentage withdrawal (based on the current value of the account); or

        (4)  A declining-balance withdrawal.

Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for Shares with Chase Global Funds Service Company, the Funds' sub-transfer agent. Under this Plan, dividends and distributions are automatically reinvested in additional Shares. Amounts paid to Investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in that Fund.

Exchange Privilege
------------------

          Investors and Customers of Shareholder Organizations may exchange Shares having a value of at least $500 for Shares of any other portfolio of the Companies. Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies. In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies reserve the right to limit the number of exchange requests of Investors and Customers of Shareholder Organizations to no more than six per year. The Companies may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request.

          For Federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the Shares to be given up in exchange is more or less than the basis in such Shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of Shares in his or her tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the shareholder effects an exchange of Shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged Shares but may be included (subject to the limitation) in the tax basis of the new shares.

Other Investor Programs
-----------------------

          As described in the Prospectus, Shares of the Funds may be purchased in connection with the Automatic Investment Program. Shares of the Managed Income, IT Income and ST Government Funds may also be purchased in connection with certain Retirement Programs.

                          DESCRIPTION OF CAPITAL STOCK
                          ----------------------------


          Excelsior Fund's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of capital stock; Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors to issue up to fourteen billion full and fractional shares of capital stock. Both Charters authorize the respective Boards of Directors to classify or reclassify any unissued shares of the respective Companies into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Prospectus describes the classes of shares into which the Companies' authorized capital is currently classified.

          Shares have no preemptive rights and only such conversion or exchange rights as the Boards of Directors may grant in their discretion. When issued for payment as described in the Prospectus, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, shareholders of that Fund are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the portfolios of the Company involved, of any general assets of that Company not belonging to any particular portfolio of that Company which are available for distribution. In the event of a liquidation or dissolution of either Company, shareholders of such Company will be entitled to the same distribution process.

          Shareholders of the Companies are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of a Company's outstanding shares may elect all of that Company's directors, regardless of the votes of other shareholders.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as each Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of each Company voting without regard to class.

          The Companies' Charters authorize the Boards of Directors, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding Shares to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company involved, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of any portfolio to be redeemed at their net asset value or converted into shares of another class of the Company's capital stock at net asset value. The exercise of such authority by the Boards of Directors will be subject to the provisions of the 1940 Act, and the Boards of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

          Notwithstanding any provision of Maryland law requiring a greater vote of the Companies' Common Stock (or of the Shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Companies' Charters, the Companies may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of the particular Company voting without regard to class.


                            MANAGEMENT OF THE FUNDS
                            -----------------------

Directors and Officers
----------------------

          The directors and executive officers of the Companies, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows (the listed positions apply to both Companies):

                                               Principal Occupation
                           Position with       During Past 5 Years
Name and Address           the Companies       and Other Affiliations
----------------           -------------       ----------------------
Alfred C. Tannachion/1/    Chairman of the     Retired.
1135 Hyde Park Court       Board, President
Mahwah, NJ 07430           and Treasurer
Age 69

Donald L. Campbell         Director            Retired; Senior Vice
333 East 69th Street                           President, Royal
Apt. 10-H                                      Insurance Company, Inc.,
New York, NY 10021                             until August, 1989;
Age 69                                         Director, Royal Life
                                               Insurance Co. of N.Y.

Joseph H. Dugan            Director            Retired; President, CEO
913 Franklin Lake Road                         and Director, L.B.
Franklin Lakes, NJ 07417                       Foster Company, (tubular
Age 70                                         products), from September,
                                               1987 until May, 1990;
                                               Executive Vice President and
                                               COO, L.B. Foster Company,
                                               from September, 1986 until
                                               September, 1987; Senior Vice
                                               President--Finance, Chief
                                               Financial Officer and
                                               Director, Todd Shipyards
                                               Corporation, prior to
                                               January 3, 1986.

Wolfe J. Frankl            Director            Retired; Director, Deutsche
40 Gooseneck Lane                              Bank Financial, Inc.;
Charlottesville, VA 22903                      Director, The Harbus
Age 74                                         Corporation; Trustee,
                                               Mariner Funds Trust.

--------------
/1/ This director is considered to be an "interested person" of the Companies as defined in the 1940 Act.

                                                  Principal Occupation
                          Position with           During Past 5 Years
Name and Address          the Companies           and Other Affiliations
----------------          -------------           ----------------------
Robert A. Robinson        Director                President Emeritus,
Church Pension Fund                               The Church Pension Fund
800 Second Avenue                                 and its affiliated
New York, New York 10017                          companies since 1968;
Age 69                                            Trustee, Mariner Funds
                                                  Trust; Trustee, H.B. and
                                                  F.H. Bugher Foundation and
                                                  Director of its wholly owned
                                                  subsidiaries -- Rosiclear
                                                  Lead and Flourspar Mining
                                                  Co. and The Pigmy
                                                  Corporation; Director,
                                                  Morehouse Publishing Co.

Frederick S. Wonham/1/    Director                Retired; Vice Chairman of
238 June Road                                     U.S. Trust Corporation and
Stamford, CT 06903                                U.S. Trust Co. of New York,
Age 64                                            until September, 1995;
                                                  Chairman, U.S. Trust of
                                                  Connecticut.

W. Bruce McConnel, III    Secretary               Partner of the law
Philadelphia National                             firm of Drinker
 Bank Building                                    Biddle & Reath.
1345 Chestnut Street
Philadelphia, PA 19107-3496
Age 52

Michael Leary             Assistant               Assistant Treasurer, Chase
Chase Global Funds        Secretary               Global Funds Service
 Service Company                                  Company, since December,
73 Tremont Street                                 1993; Audit Manager, Ernst
Boston, MA 02108-3913                             & Young, from August, 1988
Age 30                                            to December, 1993.

John M. Corcoran          Assistant               Second Vice President,
Chase Global Funds        Treasurer               Manager of Administration,
Service Company                                   Chase Global Funds Service
73 Tremont Street                                 Company, since October,
Boston, MA 02108-3913                             1993; Audit Manager, Ernst &
Age 30                                            Young, from August, 1987 to
                                                  September, 1993.

          Each director receives an annual fee of $9,000 with respect to each Company plus a per-Company meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum with respect to each Company for services in such capacity. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as

----------------
/1/ This director is considered to be an "interested person" of Excelsior Fund as defined in the 1940 Act.

counsel to the Companies. The employees of Chase Global Funds Service Company do not receive any compensation from the Companies for acting as officers of the Companies. No person who is currently an officer, director or employee of the Investment Adviser serves as an officer, director or employee of the Companies. The directors and officers of the Companies as a group own less than 1% of the Shares of each Fund.

          The following chart provides certain information about the fees received by the Companies' directors in the most recently completed fiscal year.

                                                   Pension or
                                                   Retirement            Total
                                                    Benefits          Compensation
                                                   Accrued as      from the Companies
                               Aggregate            Part of            and Fund
Name of                    Compensation from          Fund          Complex/*/ Paid
Person/Position               each Company          Expenses         to Directors
---------------            -----------------       ----------      ------------------
Alfred C. Tannachion            $20,000               None              $40,000
Chairman of the Board,
President and Treasurer

Donald L. Campbell              $15,000               None              $30,000
Director

Joseph H. Dugan                 $15,000               None              $30,000
Director

Wolfe J. Frankl                 $15,000               None              $30,000
Director

Robert A. Robinson              $15,000               None              $30,000
Director

Frederick S. Wonham/+/          $     0               None              $     0
Director


/*/ The "Fund Complex" consists of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. UST Master Variable Series, Inc. For the year ended March 31, 1995, UST Master Variable Series, Inc. did not pay any directors' fees.


/+/ Frederick S. Wonham was elected to the Board of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. on November 17, 1995.


Investment Advisory and Administration Agreements
-------------------------------------------------

          United States Trust Company of New York serves as Investment Adviser to the Funds. In the Investment Advisory Agreements, U.S. Trust has agreed to provide the services described in the Prospectus. The Investment Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Funds.


          For the fiscal year ended March 31, 1993, Excelsior Tax-Exempt Fund paid the Investment Adviser $908,764 with respect to the IT Tax-Exempt Fund and $381,604 with respect to the LT Tax-Exempt Fund. For the same period, Excelsior Fund paid the Investment Adviser $679,262 with respect to the Managed Income Fund and the Investment Adviser waived fees totalling $174,339 with respect to such Fund. For the period from December 31, 1992 (commencement of operations) to March 31, 1993, Excelsior Tax-Exempt Fund paid the Investment Adviser $2,424 with respect to the Short-Term Tax-Exempt Fund and the Investment Adviser waived fees totalling $10,372 with respect to such Fund. For the same period, Excelsior Fund paid the Investment Adviser $2,504 and $1,945 with respect to the ST Government and IT Income Funds, respectively, and the Investment Adviser waived fees totalling $4,865 and $7,000 with respect to such respective Funds.

          For the fiscal year ended March 31, 1994, the particular Company paid the Investment Adviser advisory fees of $54,640, $137,367, $654,944, $143,413,
$1,052,739 and $426,183 with respect to the ST Government, IT Income, Managed Income, Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds, respectively, and the Investment Adviser waived advisory fees of $5,489, $439, $177,587, $1,948, $6,157 and $1,779 with respect to such respective Funds.

          For the fiscal year ended March 31, 1995, the particular Company paid the Investment Adviser advisory fees of $62,036, $142,883, $634,922, $149,283,
$801,081 and $374,134 with respect to the ST Government, IT Income, Managed Income, Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds, respectively. For the same period, the Investment Adviser waived fees totalling $14,308, $8,255, $121,999, $12,322, $84,360 and $26,819 with respect to the ST
Government, IT Income, Managed Income, Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds, respectively.

          The Investment Advisory Agreements provide that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

          Chase Global Funds Service Company ("CGFSC"), Federated Administrative Services, an affiliate of the Distributor, and U.S. Trust serve as the Funds' administrators. Under the Administration Agreements, the administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income, "exempt interest dividends" and realized capital gains or losses, if any, of the respective Funds. The administrators prepare semiannual reports to the Securities and Exchange Commission, prepare Federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in all aspects of the Funds' operations.

          Prior to August 1, 1995, administrative services were provided to the Funds by CGFSC and Concord Holding Corporation (collectively, the
"Administrators") under administration agreements having substantially the same terms as the Administration Agreements currently in effect.


          For the fiscal year ended March 31, 1993, Excelsior Tax-Exempt Fund paid the Administrators $405,828 and $119,289 in the aggregate with respect to the IT Tax-Exempt Fund and the LT Tax-Exempt Fund, respectively. For the same period, Excelsior Fund paid the Administrators $177,890 in the aggregate with respect to the Managed Income Fund. For the period from December 31, 1992 (commencement of operations) to March 31, 1993, Excelsior Tax-Exempt Fund paid the Administrators $7,169 in the aggregate with respect to the Short-Term Tax-Exempt Fund. For the same period, Excelsior Fund paid the Administrators $4,663 and $5,277 in the aggregate with respect to the ST Government Fund and the IT Income Fund, respectively.


          For the fiscal year ended March 31, 1994, Excelsior Tax-Exempt Fund paid the Administrators $74,732, $466,189 and $131,739 in the aggregate with respect to the Short-Term Tax-Exempt Fund, IT Tax-Exempt Fund and LT Tax-Exempt Fund, respectively, and the Administrators waived fees totalling $519 with respect to the IT Tax-Exempt Fund. For the same period Excelsior Fund paid the Administrators in the aggregate $31,686, $58,869 and $171,157 with respect to the ST Government, IT Income and Managed Income Funds, respectively, and the Administrators waived fees totalling $95 with respect to the Managed Income Fund.

          For the fiscal year ended March 31, 1995, Excelsior Tax-Exempt Fund paid the Administrators $82,797, $386,614 and $123,173 in the aggregate with respect to the Short-Term Tax-Exempt Fund, IT Tax-Exempt Fund and the LT Tax-Exempt Fund respectively. For the same period, Excelsior Fund paid the Administrators $39,116, $66,481 and $154,370 in the aggregate with respect to the ST Government, IT Income and Managed Income Funds, respectively. For the same period, the Administrators waived fees totalling $2,634, $19, $1,051, $356, $3,455 and $321 with respect to the ST Government, IT Income, Managed Income, Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds, respectively.

Service Organizations
---------------------

          As stated in the Prospectus, a Company will enter into agreements with Service Organizations. Such shareholder servicing agreements will require the Service Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for a Fund's payment (on an annualized basis) of up to .40% of the average daily net assets of the Fund's Shares beneficially owned by Customers of the Service Organization. Such services may include: (a) assisting Customers in designating and changing dividend options, account designations and addresses; (b) providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records, as may reasonably be requested from time to time by the Companies;
(c) assisting in processing purchases, exchange and redemption transactions; (d) arranging for the wiring of funds; (e) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (f) verifying and guaranteeing Customer signatures in connection with redemption orders, transfers among and changes in Customer-designated accounts; (g) providing periodic statements showing a Customer's account balances and, to the extent practicable, integrating such information with information concerning other client transactions otherwise effected with or through the Service Organization; (h) furnishing on behalf of the Companies' distributor (either separately or on an integrated basis with other reports sent to a Customer by the Service Organization) periodic statements and confirmations of all purchases, exchanges and redemptions of Shares in a Customer's account required by applicable federal or state law; (i) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Companies to Customers; (j) receiving, tabulating and transmitting to the Companies proxies executed by Customers with respect to annual and special meetings of shareholders of the Companies; (k) providing reports (at least monthly, but more frequently if so requested by the Companies' distributor) containing state-by-state listings of the principal residences of the beneficial owners of the Shares; and (l) providing or arranging for the provision of such other related services as the Companies or a Customer may reasonably request.

          The Companies' agreements with Service Organizations are governed by Administrative Services Plans (the "Plans") adopted by the Companies. Pursuant to the Plans, each Company's Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations will be approved annually by a majority of each Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the

1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          Any material amendment to a Company's arrangements with Service Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Companies' arrangements with Service Organizations are in effect, the selection and nomination of the members of the Companies' Boards of Directors who are not "interested persons" (as defined in the 1940 Act) of the Companies will be committed to the discretion of such non-interested Directors.

          For the fiscal years ended March 31, 1995 and 1994, payments to Service Organizations under the Plans totalled $12,678 and $615, $87,815 and $6,676, $27,140 and $1,779, $4,466 and $119, $8,274 and $439, and $28,171 and
$1,537 with respect to the Short-Term Tax-Exempt, IT Tax-Exempt, LT Tax-Exempt, ST Government, IT Income and Managed Income Funds, respectively. Of these respective amounts, $11,475 and $615, $74,979 and $4,947, $25,075 and $1,779,
$3,649 and $119, $8,041 and $439, and $20,247 and $965 were paid to affiliates of U.S. Trust with respect to the Short-Term Tax-Exempt, IT Tax-Exempt, LT Tax-Exempt, ST Government, IT Income and Managed Income Funds, respectively.

Expenses
--------

          Except as otherwise noted, the Investment Adviser and the Administrators bear all expenses in connection with the performance of their advisory and administrative services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including fees paid to the Companies' Directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing service; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for any brokerage fees and commissions in connection with the purchase of portfolio securities.

          If the expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Investment Adviser and the Administrators will reimburse such Fund for a portion of any such excess to the extent required by such regulations in proportion to the fees received by them in such year up to the amount of fees payable to them, provided, however, to the extent required by such state regulations, the Investment Adviser and the Administrators have agreed to effect such reimbursement regardless of the fees payable to them. The amounts of the above reimbursements, if any, will be estimated, reconciled and paid on a monthly basis. To the Companies' knowledge, of the applicable expense limitations in effect on the date of this Statement of Additional Information, none is more restrictive than the following: 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets and l 1/2% of average annual net assets in excess of $100 million.

Custodian and Transfer Agent
----------------------------

          The Chase Manhattan Bank, N.A. ("Chase") serves as custodian of the Funds' assets. Under the custodian agreements, Chase has agreed to (i) maintain a separate account or accounts for each of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to the Companies concerning the Funds' operations. Chase is entitled to monthly fees for furnishing custodial services according to the following fee schedule: on the face value of debt securities and the market value of equities, a fee at the annual rate of .05%; on issues held, $50.00 for each physical issue held, $25.00 for each book-entry issue held, and 1/4 of 1% of market value for each foreign issue held; on transactions, $25.00 for each physical transaction, $15.00 for each book-entry transaction, and $50.00 for each foreign security transaction. In addition, Chase is entitled to reimbursement for its out-of-pocket expenses in connection with the above services. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreements, notwithstanding any delegation.

          U.S. Trust also serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, U.S. Trust has agreed to (i) issue and redeem Shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Companies concerning the Funds' operations. For its transfer agency, dividend disbursing, and subaccounting services, U.S. Trust is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

          U.S. Trust may, at its own expense, delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that U.S. Trust shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreements, notwithstanding any delegation. Pursuant to this provision in the agreements, U.S. Trust has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust. For the services provided by CGFSC, U.S. Trust has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from the Companies for any of its sub-transfer agency services.


                             PORTFOLIO TRANSACTIONS
                             ----------------------

          Subject to the general control of the Companies' Boards of Directors, the Investment Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities of each of the Funds. Purchases and sales of portfolio securities will usually be principal transactions without brokerage commissions.

          The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Funds' turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies. However, since brokerage commissions are not normally paid on instruments purchased by the Funds, portfolio turnover is not expected to have a material effect on the net income of any of the Funds. The Funds' portfolio turnover rate may also be affected by cash requirements for redemptions of Shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See "Financial Highlights" in the Funds' prospectuses for the Funds' portfolio turnover rates.

          Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or markdown. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with dealers who make a market in the securities involved, except in those situations where better prices and execution are available elsewhere.

          The Investment Advisory Agreements between the Companies and the Investment Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will seek to obtain the best net price and the most favorable execution. The Investment Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Companies, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

          In addition, the Investment Advisory Agreements authorize the Investment Adviser, to the extent permitted by law and subject to the review of the Companies' Boards of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

          Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser and does not reduce the investment advisory fee payable by the Funds. Such information may be useful to the Investment Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser in carrying out its obligations to the Funds.

          Portfolio securities will not be purchased from or sold to the Investment Adviser, the Distributor, or any affiliated person of either of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission.

          Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Investment Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Investment Adviser believes to be equitable to the Funds and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.


          The Companies are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Companies as of the close of their most recent fiscal year. As of March 31, 1995 none of the Funds held any securities of Excelsior Fund's or Excelsior Tax-Exempt Fund's regular brokers or dealers or their parents.


                              INDEPENDENT AUDITORS
                              --------------------

          Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of the Companies. The Funds' Financial Highlights included in the Prospectus and the financial statements for the period ended March 31, 1995 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.


                                    COUNSEL
                                    -------

          Drinker Biddle & Reath (of which Mr. McConnel, Secretary of the Companies, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, is counsel to the Companies and will pass upon the legality of the Shares offered by the Prospectuses.

                    ADDITIONAL INFORMATION CONCERNING TAXES
                    ---------------------------------------

Generally
---------

          The following supplements the tax information contained in the Prospectus.

          Each of the Funds is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. If, for any reason, a Fund does not qualify for a taxable year for the special Federal tax treatment afforded regulated investment companies, such Fund would be subject to Federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions (whether or not derived from interest on Municipal Securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          A Fund will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that, upon the sale or exchange of Shares, if the shareholder has not held such Shares for at least six months, any loss on the sale or exchange of those Shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the Shares.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

Tax-Exempt Funds
----------------

          As stated in their Prospectus, the Tax-Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Exempt Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Tax-Exempt Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tax-Exempt Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

          In order for a Tax-Exempt Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of such Fund's portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, each of the Tax-Exempt Funds will notify its shareholders of the portion of the dividends paid by that Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by that Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by that Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Exempt Funds with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from that Tax-Exempt Fund for such year.

          Interest on indebtedness incurred by a shareholder to purchase or carry a Tax-Exempt Fund's Shares generally is not deductible for Federal income tax purposes. In addition, if a shareholder holds Tax-Exempt Fund Shares for six months or less, any loss on the sale or exchange of those Shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the Shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

Taxation of Certain Financial Instruments
-----------------------------------------

          Generally, futures contracts held by the Funds at the close of their taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss, without regard to the length of time a Fund has held the futures contract (the "40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also are applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules, and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from positions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long term and no more than 40 percent of any net loss may be treated as short term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

          A Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "30% test"): (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by the Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to forward contracts, futures contracts, options on futures contracts, and other financial instruments subject to the mark-to-market rules described above, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a contract, option or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract, option or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract, option or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract, option or instrument is acquired and the termination date. Increases and decreases in the value of a Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in Section 851(g) of the Code, may be netted for purposes of determining whether the 30% test is met.

                                  *    *    *

          The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state and local taxes.

                       PERFORMANCE AND YIELD INFORMATION
                       ---------------------------------

Yields and Performance
----------------------

          The Funds may advertise the standardized effective 30-day (or one month) yields calculated in accordance with the method prescribed by the Securities and Exchange Commission for mutual funds. Such yield will be calculated separately for each Fund according to the following formula:

                                     a-b
                       Yield = 2 [(------- + 1)/6/ - 1]
                                      cd

            Where:     a =  dividends and interest earned during the
                            period.

                       b =  expenses accrued for the period (net of
                            reimbursements).

                       c = average daily number of Shares outstanding that were entitled to receive dividends.

                       d =  maximum offering price per Share on the
                            last day of the period.

          For the purpose of determining interest earned during the period (variable "a" in the formula), each of the Funds computes the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. Each of the Funds calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

          Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by each of the Funds to all shareholder accounts and to the particular series of Shares in proportion to the length of the base period and that Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per Share (variable "d" in the formula). The Funds' maximum offering price per Share for purposes of the formula will include the maximum sales load imposed by the Funds -- currently 4.50% of the per share offering price. Based on the foregoing calculations, the effective yields for Shares of the IT Tax-Exempt, LT Tax-Exempt, Managed Income, Short-Term Tax-Exempt, IT Income and ST Government Funds for the 30-day period ended March 31, 1995 were 4.43%, 5.48%, 6.44%, 3.95%, 6.38% and 5.88%, respectively.

          The "tax-equivalent" yield of the Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by one minus a stated Federal income tax rate and (b) adding that figure to that portion, if any, of the yield that is not exempt from Federal income tax. Tax-equivalent yields assume the payment of Federal income taxes at a rate of 31%. Based on the foregoing calculations, the tax-equivalent yield of the Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds for the 30-day period ended March 31, 1995 were 5.72%, 6.42% and 7.94%, respectively.

          Each Fund's "average annual total return" is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                      ERV 1/n
                               T = [(-----) - 1]
                                       P

                  Where:   T =  average annual total return.

                         ERV =  ending redeemable value of a
                                hypothetical $1,000 payment made at
                                the beginning of the 1, 5 or 10
                                year (or other) periods at the end
                                of the applicable period (or a
                                fractional portion thereof).

                           P =  hypothetical initial payment of $1,000.

                           n =  period covered by the computation,
                                expressed in years.

          Each Fund that advertises an "aggregate total return" computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                ERV
                    Aggregate Total Return = [(-----)] - 1
                                                 P

          The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per Share existing on the reinvestment date (reflecting any sales load charged upon such reinvestment), (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV', in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with the purchase of Shares.

          Based on the foregoing calculations, the average annual total returns for Shares of the Short-Term Tax-Exempt Fund, IT Tax-Exempt Fund, LT Tax-Exempt Fund, ST Government Fund, IT Income Fund and Managed Income Fund for the one year period ended March 31, 1995 were (1.21)%, 1.52%, 5.99%, (0.44)%, 0.26% and
(0.58)%, respectively. The average annual total returns for the IT Tax-Exempt Fund, LT Tax-Exempt Fund and Managed Income Fund for the five year period ended March 31, 1995 were 6.40%, 8.69% and 7.91%, respectively. The average annual total returns for the IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds for the periods from their commencement of operations (December 3, 1985, February 5, 1986, and January 9, 1986, respectively) to March 31, 1995 were 7.69%, 10.67% and 10.10%, respectively. The average annual total returns for the Short-Term Tax-Exempt, IT

Income and ST Government Funds for the period from their commencement of operations (December 31, 1992) to March 31, 1995 were 1.32%, 2.00% and 1.51%, respectively.

          The Funds may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement, sales literature or communication by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. A Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

          The total return and yield of a Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and/or yield of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street
                               ----- --------  ------  --------  --- ---- ------
Journal and The New York Times, or in publications of a local or regional
-------     --- --- ---- -----
nature, may also be used in comparing the performance of a Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including without limitation, those factors, strategies and technologies that together with market conditions and events, materially affected each Fund's performance.

     The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions of a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciations of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Investment Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisement, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                 MISCELLANEOUS
                                 -------------

          As used in the Prospectus, "assets belonging to a Fund" means the consideration received upon the issuance of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company involved not belonging to a particular portfolio of that Company. In determining the net asset value of a Fund's Shares, assets belonging to the Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company involved which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Companies' Charters, determinations by the Boards of Directors as to the direct and allocable liabilities and the allocable portion of any general assets with respect to a particular Fund are conclusive.

          As of July 11, 1995 U.S. Trust held of record substantially all of the outstanding Shares in all Funds other than the Managed Income Fund, where it held a majority of the

Shares, acting as agent or custodian for its customers, but did not own such Shares beneficially because it did not have discretion to vote or invest such Shares.

          As of July 11, 1995, the name, address and percentage ownership of each person, in addition to U.S. Trust, that beneficially owned 5% or more of the outstanding Shares of the Short-Term Tax-Exempt Fund was as follows: G.L. & J.E. Swenson, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 7.2%.


                              FINANCIAL STATEMENTS
                              --------------------

          The Companies' Annual Reports to Shareholders for the fiscal year ended March 31, 1995 (the "Annual Reports") for the fixed income and tax-exempt fixed income portfolios accompany this Statement of Additional Information. The financial statements in the Annual Reports for the ST Government, IT Income, Managed Income, Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds (the "Financial Statements") are incorporated in this Statement of Additional Information by reference. The Financial Statements included in the Annual Reports for the fiscal year ended March 31, 1995 have been audited by the Companies' independent auditors, Ernst & Young LLP, whose reports thereon also appear in such Annual Reports and are incorporated herein by reference. The Financial Statements in such Annual Reports have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Additional copies of the Annual Reports may be obtained at no charge by telephoning CGFSC at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------

COMMERCIAL PAPER RATINGS
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.

          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:


          "A1+" - Obligations supported by the highest capacity for timely repayment.


          "A1" - Obligations are supported by a strong capacity for timely repayment.


          "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.


          "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.


          "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

          "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.


          "D" - Obligations which have a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.


          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:


          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.


          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                  New York Intermediate-Term Tax-Exempt Fund



                      STATEMENT OF ADDITIONAL INFORMATION



                                August 1, 1995

                        (as revised on January 1, 1996)



This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the New York Intermediate-Term Tax-Exempt Fund (the "Fund"), an investment portfolio of Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") dated August 1, 1995 (as revised on January 1, 1996) (the "Prospectus"). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectus. No investment in shares of the Fund ("Shares") should be made without reading the Prospectus. A copy of the Prospectus may be obtained by writing Excelsior Tax-Exempt Fund c/o Chase Global Funds Service Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling (800) 446-1012.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVE AND POLICIES........................................     1

   Additional Information on Portfolio Instruments.......................     1
   Risk Factors Relating to New York Municipal Obligations...............     7
   Additional Investment Limitations.....................................    21

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................    22

INVESTOR PROGRAMS........................................................    25

   Systematic Withdrawal Plan............................................    25
   Exchange Privilege....................................................    26
   Other Investor Programs...............................................    26

DESCRIPTION OF CAPITAL STOCK.............................................    26

MANAGEMENT OF THE FUND...................................................    28

   Directors and Officers................................................    28
   Investment Advisory and Administration Agreements.....................    31
   Service Organizations.................................................    32
   Expenses..............................................................    33
   Custodian and Transfer Agent..........................................    34

PORTFOLIO TRANSACTIONS...................................................    35

INDEPENDENT AUDITORS.....................................................    37

COUNSEL..................................................................    37

ADDITIONAL INFORMATION CONCERNING TAXES..................................    37

   Federal...............................................................    37
   Taxation of Certain Financial Instruments.............................    40

PERFORMANCE AND YIELD INFORMATION........................................    42

MISCELLANEOUS............................................................    45

FINANCIAL STATEMENTS.....................................................    46

APPENDIX A...............................................................   A-1

                       INVESTMENT OBJECTIVE AND POLICIES
                       ---------------------------------

          The investment objective of the Fund is to provide New York investors with as high a level of current interest income exempt from Federal income tax, and, to the extent possible, from New York state and New York City personal income taxes, as is consistent with relative stability of principal. Under normal market conditions, at least 80% of the Fund's assets will be invested in Municipal Obligations (as defined in the Prospectus), and at least 65% of the Fund's assets will be invested in New York Municipal Obligations (as defined in the Prospectus). The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus.


Additional Information on Portfolio Instruments
-----------------------------------------------

          Municipal Obligations
          ---------------------

          Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" only if the interest paid thereon is exempt from general Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.

          The two principal classifications of Municipal Obligations are "general obligation" and "revenue" issues, but the Fund's portfolio may also include "moral obligation" issues, which are normally issued by special-purpose authorities. There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") described in the Prospectus and Appendix A hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. United States Trust Company of New York, the Fund's investment adviser ("U.S. Trust" or the "Investment Adviser"), will consider such an event in determining whether the Fund should continue to hold the obligation.

          The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information and the Fund's Prospectus. The non-governmental user of facil ities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

          Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.


          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, as amended, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Excelsior Tax-Exempt Fund cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of Municipal Obligations for investment by the Fund and the liquidity and value of its portfolio. In such an event, the Fund would reevaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

          Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its Investment Adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

          Money Market Instruments
          ------------------------

          Certificates of deposit acquired by the Fund within the limits set forth in the Prospectus will be those of (i) domestic branches of U.S. banks which are members of the Federal Reserve System or are insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or (ii) savings and loan associations which are insured by the Savings Association Insurance Fund of the FDIC. (The foregoing limitation does not preclude the Fund from acquiring Municipal Obligations which are backed by letters of credit issued by foreign banks.)

          Tax-exempt commercial paper purchased by the Fund will consist of issues rated at the time of purchase "A-2" or higher by S&P or "Prime-2" or better by Moody's or, if not rated, determined to be of comparable quality by the Investment Adviser. These rating symbols are described in Appendix A hereto.

          Insured Municipal Obligations
          -----------------------------

          The Fund may purchase Municipal Obligations which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Obligations as described in the Prospectus. Although insurance coverage for the Municipal Obligations held by the Fund reduces credit risk by insuring that the Fund will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors. The Fund may invest more than 25% of its net assets in Municipal Obligations covered by insurance policies.

          Repurchase Agreements
          ---------------------

          The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Fund's cust odian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered loans by the Fund under the Investment Company Act of 1940 (the "1940 Act").

          When-Issued and Forward Transactions
          ------------------------------------

          When the Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets.

          The Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When the Fund engages in "when-issued" or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an oppor tunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities.

The Fund does not earn interest on the secu rities it has committed to purchase until they are paid for and delivered on the settlement date.

          Stand-By Commitments
          --------------------

          The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a "stand-by commitment," a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified Municipal Obligations at a specified price. The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. "Stand-by commitments" are exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

          The Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund has paid any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          The Fund intends to enter into "stand-by commitments" only with banks and broker/dealers which, in the Investment Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Investment Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

          Futures Contracts
          -----------------

          The Fund may invest in interest rate futures contracts and municipal bond index futures contracts. Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with the Fund's securities investments. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

          Successful use of futures by the Fund is also subject to the Investment Adviser's ability to correctly predict movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sale of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions by the Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Miscellaneous
          -------------

          The Fund may not invest in oil, gas, or mineral leases.

Risk Factors Relating to New York Municipal Obligations
-------------------------------------------------------

          Some of the significant financial considerations relating to the Fund's investment in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

          STATE ECONOMY. New York is the third most populous state in the nation
          -------------
and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

          The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. The recession has been more severe in the State, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1995-96 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

          The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991. It stood at 6.9% in 1994. The total employment growth rate in the State has been below the national average since 1984 and is expected to slow to less than 0.5% in 1995. State per capita personal income remains above the national average. State per capita income for 1994 was estimated at $25,999, which was 19.2% above the 1994 estimated national average of $21,809. During the past ten years, total personal income in the State rose slightly faster than the national average only in 1986 through 1989.

          STATE BUDGET. The State Constitution requires the governor (the
          ------------
"Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

       The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State financial plan for the 1995-96 fiscal year was formulated on June 20, 1995 and was based upon the State's budget as enacted by the Legislature and signed into law by the Governor (the "1995-96 State Financial Plan").

       The 1995-96 State Financial Plan was the first to be enacted in the administration of the Governor, who assumed office on January 1. It was the first budget in over half a century which proposed and, as enacted, projected an absolute year-over-year decline in disbursements in the General Fund, the State's principal operating fund. Spending for State operations was projected to drop even more sharply, by 4.6%. Nominal spending from all State spending sources (i.e., excluding Federal aid) was proposed to increase by only 2.5% from
         ----
the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0% annually.

       In his executive budget, the Governor indicated that in the 1995-96 fiscal year, the state financial plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

       This gap was projected to be closed in the 1995-96 State Financial Plan through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The 1995-96 State Financial Plan projected (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily through a new Quick Draw Lottery game, changes to tax payments schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

       The 1995-96 State Financial Plan included actions that will have an effect on the budget outlook for State fiscal year 1996-97 and beyond. The Division of the Budget estimated that the 1995-96 State Financial Plan contained actions that provide nonrecurring resources or savings totaling approximately $900 million while the State comptroller (the "Comptroller") believed that such amount exceeded $1 billion. In addition to this use of nonrecurring resources, the 1995-96 State Financial Plan reflected actions that will directly affect the State's 1996-97 fiscal year baseline receipts and disbursements. The three-year plan to reduce State personal income taxes will decrease State tax receipts by an estimated $1.7 billion in State fiscal year 1996-97 in addition to the amount of reduction in State fiscal year 1995-96. Further significant reductions in the personal income tax are scheduled for the 1997-98 State fiscal year. Other tax reductions enacted in 1994 and 1995 are estimated to cause an additional reduction in receipts of over $500 million in 1996-97, as compared to the level of receipts in 1995-96. Similarly, many actions taken to reduce disbursements in the State's 1995-96 fiscal year are expected to provide greater reductions in the State's fiscal year 1996-97. These include actions to reduce the State workforce, reduce Medicaid and welfare expenditures and slow community mental hygiene program development.

       The State issued the first of the three required quarterly updates (the "First Quarter Update") to the 1995-96 State Financial Plan on July 28, 1995. The First Quarter Update projected continued balance in the State's 1995-96 State Financial Plan. Actual cash receipts and disbursements during the first quarter of the fiscal year were impacted by the late adoption of the budget, and fell somewhat short of original monthly cashflow estimates. Receipt variances were mainly related to timing issues rather than changes in the forecast. Disbursement variances were also ascribed to timing factors.

       On October 2, 1995, the State Comptroller released a report on the State's financial condition. The report identified several risks to the 1995-96 State Financial Plan and also estimated a potential imbalance in receipts and disbursements in the 1996-97 fiscal year of at least $2.7 billion and in the 1997-98 fiscal year of at least $3.9 billion. The Governor is required to submit a balanced budget to the State Legislature and has indicated that he will close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.

       The State issued its second quarterly update to the 1995-96 State Financial Plan on October 26, 1995 (the "Mid-Year Update" and together with the First Quarter Update, the "Financial Plan Updates"). The Mid-Year Update projected continued balance in the 1995-96 State Financial Plan, with estimated receipts reduced by a net $71 million and estimated disbursements reduced by a net $30 million as compared to the First Quarter Update. The resulting General Fund balance decreased from $213 million in the First Quarter Update to $172 million in the Mid-Year Update, reflecting the use of $41 million from the contingency reserve fund for payments of litigation and disallowance expenses.

       The 1995-96 State Financial Plan and the Financial Plan Updates were based on a number of assumptions and projections. Because it is not possible to predict accurately the occurrence of all factors that may affect the 1995-96 State Financial Plan or the Financial Plan Updates, actual results could differ materially and adversely from pro jections made at the outset of a fiscal year. There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

       A significant risk to the 1995-96 State Financial Plan arises from tax legislation pending in Congress. Changes to federal tax treatment of capital gains are likely to flow through automatically to the State personal income tax. Such changes, depending upon their precise character and timing, and upon taxpayer response, could produce either revenue gains or losses during the balance of the State's fiscal year.

          RECENT FINANCIAL RESULTS. The General Fund is the principal operating
          ------------------------
fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

       The State reported a General Fund operating deficit of $1.426 billion for the 1994-95 fiscal year, as compared to an operating surplus of $914 million for the prior fiscal year. The 1994-95 fiscal year deficit was caused by several factors, including the use of $1.026 billion of the 1993-94 cash-based surplus to fund operating expenses in 1994-95 and the adoption of changes in accounting methodologies by the State Comptroller. These factors were offset by net proceeds of $315 million in bonds issued by the Local Government Assistance Corporation. The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year.

       Total revenues for 1994-95 were $31.455 billion. Revenues decreased by $173 million over the prior fiscal year, a decrease of less than one percent. Total expenditures for 1994-95 totaled $33.079 billion, an increase of $2.083 billion, or 6.7 percent over the prior fiscal year.

       The State's financial position on a GAAP (generally accepted accounting principles) basis as of March 31, 1995 showed an accumulated deficit in its combined governmental funds of $1.666 billion, reflecting liabilities of $14.778 billion and assets of $13.112 billion.



          DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by
          --------------------------------
which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the
                              ----
borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

       The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

       The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") in an effort to restructure the way the State makes certain local aid payments.

       In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The 1995-96 State Financial Plan includes no spring borrowing nor did the 1994-95 State Financial Plan, which was the first time in 35 years there was no short-term seasonal borrowing.

       In June 1994, the Legislature passed a proposed constitutional amendment that would significantly change the long-term financing practices of the State and its public authorities. The proposed amendment would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would
(i) permit multiple purpose general obligation bond proposals to be proposed on the same ballot, (ii) require that State debt be incurred only for capital projects included in a multi-year capital financing plan, and (iii) prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities.

       Before the approved constitutional amendment can be presented to the voters for their consideration, it must be passed by a separately elected legislature. The amendment must therefore be passed by the newly elected Legislature in 1995 prior to presentation to the voters in November 1995. The amendment was passed by the Senate in June 1995, and the Assembly is expected to pass the amendment shortly. If approved by the voters, the amendment would become effective January 1, 1996.

       On January 13, 1992, Standard & Poor's Corporation ("Standard & Poor's") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on February 28, 1994, confirmed its A- rating. On January 6, 1992, Moody's Investors Service, Inc. ("Moody's") reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

       The State anticipates that its capital programs will be financed, in part, by State and public authorities borrowings in 1995-96. The State expects to issue $248 million in general obligation bonds (including $170 million for purposes of redeeming outstanding bond anticipation notes) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in certificates of participation during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. These projections are subject to change if circumstances require.

       Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes and on tax and revenue anticipation notes were $793.3 million for the 1994-95 fiscal year, and are estimated to be $774.4 million for the 1995-96 fiscal year. These figures do not include interest payable on State General Obligation Refunding Bonds issued in July 1992 ("Refunding Bonds") to the extent that such interest was paid from an escrow fund established with the proceeds of such Refunding Bonds. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $239.4 million for the 1994-95 fiscal year, and are estimated to be $328.2 million for 1995-96. State lease-purchase rental and contractual obligation payments for 1994-95, including State installment payments relating to certificates of participation, were $1.607 billion and are estimated to be $1.641 billion in 1995-96.

       New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

          LITIGATION. Certain litigation pending against New York State or its
          ----------
officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to the imposition of 13%, 11% and 9% surcharges on inpatient hospital bills; (7) challenges to certain aspects of petroleum business taxes;
(8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) a challenge to the constitutionality of the treatment of certain moneys held in a Supplemental Reserve Fund; and (10) a challenge to the constitutionality of a State lottery game.

       Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller has developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $30 million in fiscal 1994-

95, $63 million in fiscal 1995-96, $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of
                                                                  --------
Delaware v. State of New York, on January 21, 1994, the State entered into a
--------    -----------------
settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State is required to make aggregate payments of $351.4 million, of which $90.3 million have been made. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year.

       The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1995-96 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan. In its audited financial statements for the fiscal year ended March 31, 1995, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $676 million.

       Although other litigation is pending against New York State, except as described above, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

          AUTHORITIES. The fiscal stability of New York State is related, in
          -----------
part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that are State-supported or State-related. As of September 30, 1994, date of the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $70.3 billion. As of March 31, 1995, aggregate public authority debt outstanding as State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.

       Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

          NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State of
          ----------------------------------
New York may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP.

       In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to public credit markets. The City was not able to sell short-term notes to the public again until 1979.

       In 1975, Standard & Poor's suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from Standard & Poor's. On July 2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993, Standard & Poor's reconfirmed its A-rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On July 10, 1995, Standard & Poor's downgraded its rating on the City's $23 billion of outstanding general obligation bonds to "BBB+" from "A-", citing to the City's chronic structural budget problems and weak economic outlook. Standard & Poor's stated that New York City's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and state and federal aid and the City's continued high debt levels also contributed to its decision to lower the rating.

       New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1995, MAC had outstanding an aggregate of approximately $4.882 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to certain authorities in the event the City fails to provide such financing.

       Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

From time to time, the Control Board staff, OSDC, the City comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

       The City submitted to the Control Board on July 21, 1995 a fourth quarter modification to the City's financial plan for the 1995 fiscal year (the "1995 Modification"), which projects a balanced budget in accordance with GAAP for the 1995 fiscal year, after taking into account a discretionary transfer of $75 million. On July 11, 1995, the City submitted to the Control Board the Financial Plan for the 1996 through 1999 fiscal years (the "1996-1999 Financial Plan").


       The 1996-1999 Financial Plan projected revenues and expenditures for the 1996 fiscal year balanced in accordance with GAAP. The projections for the 1996 fiscal year reflected proposed actions to close a previously projected gap of approximately $3.1 billion for the 1996 fiscal year. The proposed actions in the 1996-1999 Financial Plan for the 1996 fiscal year included (i) a reduction in spending of $400 million, primarily affecting public assistance and Medicaid payment to the City; (ii) expenditure reductions in agencies, totaling $1.2 billion; (iii) transitional labor savings, totaling $600 million; and (iv) the phase-in of the increased annual pension funding cost due to revisions resulting from an actuarial audit of the City's pension systems, which would reduce such costs in the 1996 fiscal year.

       The proposed agency spending reductions included the reduction of City personnel through attrition, government efficiency initiatives, procurement initiatives and labor productivity initiatives. The substantial agency expenditure reductions proposed in the 1996-1999 Financial Plan may be difficult to implement, and the 1996-1999 Financial Plan is subject to the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives. In addition, certain initiatives are subject to negotiation with the City's municipal unions, and various actions, including proposed anticipated State aid totaling $50 million are subject to approval by the Governor and the Legislature.

       The 1996-1999 Financial Plan also set forth projections for the 1997 through 1999 fiscal years and outlined a proposed gap-closing program to eliminate projected gaps of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively, after successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year. These actions, a substantial number of which were not specified in detail, include additional agency spending reductions, reduction in entitlements, government procurement initiatives, revenue initiatives and the availability of the general reserve.


       Contracts with all of the City's municipal unions either expired in the 1995 fiscal year or will expire in the 1996 fiscal years. The 1996-1999 Financial Plan provided no additional wage increases for City employees after the 1995 fiscal year. Each 1% wage increase for all union contracts commencing in the 1995 or 1996 fiscal year would cost the City an additional $141 million for the 1996 fiscal year and $161 million each year thereafter above the amounts provided for in the 1996-1999 Financial Plan.

       Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from New York State.


       The City requires certain amounts of financing for seasonal and capital spending purposes.

The City's current monthly cash flow forecast for the 1996 fiscal year shows a need of $2.4 billion of seasonal financing for the 1996 fiscal year. Seasonal financing requirements for the 1995 fiscal year increased to $2.2 billion from $1.75 billion and $1.4 billion in the 1994 and 1993 fiscal years, respectively.


       Certain localities, in addition to the City, could have financial problems leading to requests for additional New York State assistance. The potential impact on the State of such requests by localities was not included in the projections of the State's receipts and disbursements in the State's 1995-96 fiscal year.

       Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of New York State resources in amounts that cannot yet be determined.

       Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in New York State other than New York City was approximately $17.7 billion. A small portion (approximately $105 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.

       From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.

Additional Investment Limitations
---------------------------------

       In addition to the investment limitations disclosed in the Prospectus, the Fund is subject to the following investment limitations, which may be changed only by a vote of the holders of a majority of the Fund's outstanding Shares (as defined under "Miscellaneous" in the Prospectus).

       The Fund may not:

       1. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

       2. Purchase securities on margin, make short sale of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options;

       3. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective, policies, and limitations may be deemed to be underwriting;

       4. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

       5. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

       6. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

       7. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation; and

       8. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                ----------------------------------------------

       Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectus, Shares may be sold to customers ("Customers") of the Investment Adviser, its affiliates and correspondent banks and qualified banks, savings and loan associations, broker/dealers, and other institutions ("Shareholder Organizations") that have entered into servicing agreements with the Company. Shares are also sold directly to institutional investors ("Institutional Investors") and members of the general public ("Direct Investors", and collectively with Institutional Investors, "Investors"). Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

       Shares of the Fund are offered for sale with a maximum sales charge of 4.50%. An illustration of the computation of the offering price per share of the Fund, using the value of the Fund's net assets and number of outstanding securities at the close of business on March 31, 1995, is as follows:

                                    New York Intermediate -
                                    Term Tax-Exempt Fund
                                    -----------------------
Net Assets..................              $87,163,531
Outstanding Shares..........               10,578,215

Net Asset Value Per Share...              $      8.24

Sales Charge (4.50% of the
offering price).............              $       .39

Offering to Public..........              $      8.63

       As stated in the Prospectus, the sales load described above will not be applicable to: (a) purchases of Shares by customers of the Investment Adviser or its affiliates; (b) trust, agency or custodial accounts opened through the trust department of a bank, trust company or thrift institution, provided that appropriate notification of such status is given at the time of investment; (c) companies, corporations and partnerships (excluding full service broker/dealers and financial planners, registered investment advisers and depository institutions not covered by the exemptions in (d) and (e) below); (d) financial planners and registered investment advisers not affiliated with or clearing purchases through full service broker/dealers; (e) purchases of Shares by depository institutions for their own account as principal; (f) exchange transactions (described below under "Investor Programs -- Exchange Privilege") where the Shares being exchanged were acquired in connection with the distribution of assets held in trust, agency or custodial accounts maintained with the trust department of a bank; (g) corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh accounts) sponsored by the Distributor and IRA accounts sponsored by the Investment Adviser; (h) company-sponsored employee pension or retirement plans making direct investments in the Fund; (i) purchases of Shares by officers, trustees, directors, employees, former employees and retirees of Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. ("Excelsior Fund"), the Investment Adviser, the Distributor or of any direct or indirect affiliate of any of them; (j) purchases of Shares by all beneficial shareholders of the Excelsior Tax-Exempt Fund or Excelsior Fund as of May 22, 1989; (k) purchases of Shares by investment advisers registered under the Investment Advisers Act of 1940 for their customers through an omnibus account established with United States Trust Company of New York; (l) purchases of Shares by directors, officers and employees of brokers and dealers selling shares pursuant to a selling agreement with Excelsior Tax-Exempt Fund or Excelsior Fund; (m) purchases of shares by investors who are members of affinity groups serviced by USAffinity Investment Limited Partnership; and (n) customers of certain financial institutions who purchase shares through a registered representative of UST Financial Services, Corp. on the premises of their financial institutions. In addition, no sales load is charged on the reinvestment of dividends or distributions or in connection with certain share exchange transactions. Investors who have previously redeemed shares in a portfolio of Excelsior Fund or Excelsior Tax-Exempt Fund on which a sales load has been paid also have a one-time privilege of purchasing shares of another portfolio of either company at net asset value without a sales charge, provided
                                                                       --------
that such privilege will apply only to purchases made within 30 calendar days from the date of redemption and only with respect to the amount of the redemption.

       Total sales charges paid by shareholders of the New York Intermediate-Term Tax-Exempt Fund for the fiscal years ended March 31, 1995, 1994 and 1993 were $0, $2,243 and $3,048, respectively. Of these amounts, UST Distributors, Inc., the Fund's former distributor, retained $0, $1,750 and $915, respectively. The balance was paid to selling dealers.

       Excelsior Tax-Exempt Fund may suspend the right of redemption or postpone the date of payment for Shares for more than seven days during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission.

       In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market price of the Fund's portfolio securities.

       Excelsior Tax-Exempt Fund reserves the right to honor any request for redemption or repurchase of the Fund's Shares by making payment in whole or in part in securities chosen by Excelsior Tax-Exempt Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Such redemptions in kind will be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

       Under limited circumstances, Excelsior Tax-Exempt Fund may accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide
                                                         ---------
reorganization or statutory merger, or will be limited to other securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) that: (a) meet the investment objective and policies of any Fund acquiring such securities; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of market; and (d) have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, New York Stock Exchange or NASDAQ, or as evidenced by their status as U.S. Government securities, bank certificates of deposit, banker's acceptances, corporate and other debt securities that are actively traded, money market securities and other similar securities with a readily ascertainable value.


                                 INVESTOR PROGRAMS
                                 -----------------


Systematic Withdrawal Plan
--------------------------

       An Investor who owns Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

  (1)  A fixed-dollar withdrawal;

  (2)  A fixed-share withdrawal;

  (3) A fixed-percentage withdrawal (based on the current value of the account); or

  (4) A declining-balance withdrawal.

Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for Shares with Chase Global Funds Service Company, the Fund's sub-transfer agent. Under this Plan, dividends and distributions are automatically reinvested in additional Shares. Amounts paid to Investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Shares, and there will be a reduction of the shareholder's equity in the Fund if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in the Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the Fund.


Exchange Privilege
------------------


       Investors and Customers of Shareholder Organizations may exchange Shares having a value of at least $500 for Shares of any other portfolio of Excelsior Fund or Excelsior Tax-Exempt Fund (collectively, the "Companies"). Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies. In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies reserve the right to limit the number of exchange requests of Investors and Customers of Shareholder Organizations to no more than six per year. The Companies may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request.

       For Federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the Shares to be given up in exchange is more or less than the basis in such Shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of Shares in his or her tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the shareholder effects an exchange of Shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged Shares but may be included (subject to the limitation) in the tax basis of the new shares.

Other Investor Programs
-----------------------

       As described in the Prospectus, Shares of the Funds may be purchased in connection with the Automatic Investment Program.


                         DESCRIPTION OF CAPITAL STOCK
                         ----------------------------


       Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors to issue up to 14 billion full and fractional shares of capital stock and to classify or reclassify any unissued shares of Excelsior Tax-Exempt Fund into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Prospectus describes the classes of shares into which Excelsior Tax-Exempt Fund's authorized capital is currently classified.


       Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Fund, its shareholders are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of Excelsior Tax-Exempt Fund's portfolios, of any general assets of Excelsior Tax-Exempt Fund not belonging to any particular portfolio of Excelsior Tax-Exempt Fund which are available for distribution. In the event of a liquidation or dissolution of Excelsior Tax-Exempt Fund, its shareholders will be entitled to the same distribution process.

       Shareholders of Excelsior Tax-Exempt Fund are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the outstanding shares of Excelsior Tax-Exempt Fund may elect all of Excelsior Tax-Exempt Fund's directors, regardless of the votes of other shareholders.

       Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Excelsior Tax-Exempt Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of Excelsior Tax-Exempt Fund voting without regard to class.

       Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors, without shareholder approval (unless otherwise required by applicable law), to
(a) sell and convey the assets of the Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the Fund to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the Fund's assets into money and, in connection therewith, to cause all outstanding Shares to be redeemed at their net asset value; or (c) combine the assets belonging to the Fund with the assets belonging to another portfolio of Excelsior Tax-Exempt Fund, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding Shares of the Fund to be redeemed at their net asset value or converted into shares of another class of Excelsior Tax-Exempt Fund's capital stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

       Notwithstanding any provision of Maryland law requiring a greater vote of Excelsior Tax-Exempt Fund's Common Stock (or of the Shares of the Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by Excelsior Tax-Exempt Fund's Charter, Excelsior Tax-Exempt Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of Excelsior Tax-Exempt Fund voting without regard to class.


                            MANAGEMENT OF THE FUND
                            ----------------------


Directors and Officers
----------------------

       The directors and executive officers of Excelsior Tax-Exempt Fund, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                           Position with        Principal Occupation
                           Excelsior Tax-       During Past 5 Years and
Name and Address           Exempt Fund          Other Affiliations
----------------           -----------          ------------------
Alfred C. Tannachion/1/    Chairman of the      Retired.
1135 Hyde Park Court       Board, President
Mahwah, NJ 07430           and Treasurer
Age 69

Donald L. Campbell         Director             Retired; Senior Vice
333 East 69th Street                            President, Royal Insurance
Apt. 10-H                                       Company, Inc., until
New York, NY 10021                              August, 1989; Director,
Age 69                                          Royal Life Insurance Co. of
                                                N.Y.

----------------

/1/ This director is considered to be an "interested person" of Excelsior Fund as defined in the 1940 Act.

                           Position with        Principal Occupation
                           Excelsior Tax-       During Past 5 Years and
Name and Address           Exempt Fund          Other Affiliations
----------------           -----------          -----------------------
Joseph H. Dugan            Director             Retired; President, CEO and Director, L.B.
913 Franklin Lake Road                          Foster Company (tubular products), from
Franklin Lakes, NJ 07417                        September, 1987 until May, 1990;
Age 70                                          Executive Vice President and COO, L.B.
                                                Foster Company, from September, 1986
                                                until September, 1987; Senior Vice
                                                President--Finance, Chief Financial Officer
                                                and Director, Todd Shipyards Corporation,
                                                prior to January 3, 1986.

Wolfe J. Frankl            Director             Retired; Director; Deutsche Bank
40 Gooseneck Lane                               Financial, Inc.; Director, The Harbus
Charlottesville, VA 22903                       Corporation; Trustee, Mariner Funds Trust.
Age 74

Robert A. Robinson         Director             President Emeritus, The Church Pension
Church Pension Fund                             Fund and its affiliated companies, since
800 Second Avenue                               1968; Trustee, Mariner Funds Trust;
New York, NY 10017                              Trustee, H.B. and F.H. Bugher Foundation
Age 69                                          and Director of its wholly-owned
                                                subsidiaries--Rosiclear Lead and Flourspar
                                                Mining Co. and The Pigmy Corporation;
                                                Director, Morehouse Publishing Co.

Frederick S. Wonham/1/     Director             Retired; Vice Chairman of
238 June Road                                   U.S. Trust Corporation and
Stamford, CT 06903                              U.S. Trust Co. of New York,
Age 64                                          until September, 1995; Chairman,
                                                U.S. Trust of Connecticut.

W. Bruce McConnel, III     Secretary            Partner of the law firm of
1345 Chestnut Street                            Drinker Biddle & Reath
Philadelphia, PA 19107-3496
Age 52

Michael Leary              Assistant            Assistant Treasurer, Chase
Chase Global Funds         Secretary            Global Funds Service
 Service Company                                Company, since December,
73 Tremont Street                               1993; Audit Manager, Ernst
Boston, MA 02108-3913                           & Young, from August, 1988
Age 30                                          to December, 1993.

------------------------
/1/ This director is considered to be an "interested person" of Excelsior Fund as defined in the 1940 Act.

                           Position with        Principal Occupation
                           Excelsior Tax-       During Past 5 Years and
Name and Address           Exempt Fund          Other Affiliations
----------------           -----------          -----------------------
John M. Corcoran           Assistant            Second Vice President, Manager of
Chase Global Funds         Treasurer            Administration, Chase Global Funds
Service Co.                                     Service Company, since October, 1993;
73 Tremont Street                               Audit Manager, Ernst & Young, from
Boston, MA 02108-3913                           August, 1987 to September, 1993.
Age 30



       Each director of Excelsior Tax-Exempt Fund receives an annual fee of $9,000 plus a meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to Excelsior Tax-Exempt Fund. The employees of Chase Global Funds Service Company do not receive any compensation from Excelsior Tax-Exempt Fund for acting as officers of Excelsior Tax-Exempt Fund. No person who is currently an officer, director or employee of the Investment Adviser serves as an officer, director or employee of Excelsior Tax-Exempt Fund. The directors and officers of Excelsior Tax-Exempt Fund as a group own less than 1% of the Shares of the Fund.

       The following chart provides certain information about the fees received by Excelsior Tax-Exempt Fund's directors in the most recently completed fiscal year.

                                                          Pension or
                                                          Retirement             Total
                                                           Benefits         Compensation from
                                    Aggregate             Accrued as       Excelsior Tax-Exempt
                                Compensation from           Part of           Fund and Fund
     Name of                        Excelsior                Fund            Complex/*/ Paid
  Person/Position               Tax-Exempt Fund            Expenses           to Directors
  ---------------               -----------------         ----------       --------------------
  Alfred C. Tannachion               $20,000                 None                $40,000
  Chairman of the Board,
  President and Treasurer

                                                          Pension or
                                                          Retirement             Total
                                                           Benefits         Compensation from
                                    Aggregate             Accrued as       Excelsior Tax-Exempt
                                Compensation from           Part of           Fund and Fund
     Name of                        Excelsior                Fund            Complex/*/ Paid
  Person/Position               Tax-Exempt Fund            Expenses           to Directors
  ---------------               -----------------         ----------       --------------------
  Donald L. Campbell                 $15,000                 None                $30,000
  Director

  Joseph H. Dugan                    $15,000                 None                $30,000
  Director

  Wolfe J. Frankl                    $15,000                 None                $30,000
  Director

  Robert A. Robinson                 $15,000                 None                $30,000
  Director

  Frederick S. Wonham/+/
  Director                           $     0                 None                $     0

--------------

/*/ The "Fund Complex" consists of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and UST Master Variable Series, Inc. For the year ended March 31, 1995, UST Master Variable Series, Inc. did not pay any directors' fees.


/+/ Frederick S. Wonham was elected to the Board of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. on November 17, 1995.


Investment Advisory and Administration Agreements
-------------------------------------------------

       United States Trust Company of New York serves as Investment Adviser to the Fund. In the Investment Advisory Agreement, U.S. Trust has agreed to provide the services described in the Prospectus. The Investment Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the agreement other than the cost of securities, including brokerage commissions, if any, purchased for the Fund. For the fiscal years ended March 31, 1993, 1994 and 1995, Excelsior Tax-Exempt Fund paid the Investment Adviser $350,352, $505,148 and $449,781, respectively, with respect to the Fund. For the fiscal years ended March 31, 1995 and 1994, the Investment Adviser waived fees totalling $17,901 and $1,351 with respect to the Fund.

       The Investment Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judg ment or mistake of law or for any loss suffered by the Fund in connection with the performance of this agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. In addition, the Investment Adviser has undertaken in the Investment Advisory Agreement to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

       Chase Global Funds Service Company ("CGFSC"), Federated Administrative Services, an affiliate of the Distributor, and U.S. Trust serve as the Fund's administrators. Under the Administration Agreement, the administrators have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset value, net income, "exempt interest dividends" and realized capital gains or losses of the Fund. The administrators prepare semiannual reports to the Securities and Exchange Commission, prepare Federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Fund's financial accounts and records, and generally assist in all aspects of the Fund's operations.

       Prior to August 1, 1995, administrative services were provided by CGFSC and Concord Holding Corporation (collectively, the "Administrators") under an administration agreement having substantially the same terms as the Administration Agreements currently in effect. For the fiscal years ended March 31, 1993, 1994 and 1995, Excelsior Tax-Exempt Fund paid the Administrators $109,520, $156,257 and $144,024, respectively in the aggregate with respect to the Fund. For the fiscal year ended March 31, 1995, the Administrators waived fees totalling $22 in the aggregate with respect to the Fund.

Service Organizations
---------------------

       As stated in the Prospectus, Excelsior Tax-Exempt Fund will enter into agreements with Service Organizations. Such shareholder servicing agreements will require the Service Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for the Fund's payment (on an annualized basis) of up to .40% of the average daily net assets of the Fund's Shares beneficially owned by Customers of the Service Organization. Such services may include: (a) assisting Customers in designating and changing dividend options, account designations and addresses; (b) providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records, as may reasonably be requested from time to time by Excelsior Tax-Exempt Fund; (c) assisting in processing purchases, exchange and redemption transactions; (d) arranging for the wiring of funds; (e) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (f) verifying and guaranteeing Customer signatures in connection with redemption orders, transfers among and changes in

Customer-designated accounts; (g) providing periodic statements showing a Customer's account balances and, to the extent practicable, integrating of such information with information concerning other client transactions otherwise effected with or through the Service Organization; (h) furnishing on behalf of Excelsior Tax-Exempt Fund's distributor (either separately or on an integrated basis with other reports sent to a Customer by the Service Organization) periodic statements and confirmations of all purchases, exchanges and redemptions of Shares in a Customer's account required by applicable federal or state law; (i) transmitting proxy statements, annual reports, updating prospectuses and other communications from Excelsior Tax-Exempt Fund to Customers; (j) receiving, tabulating and transmitting to Excelsior Tax-Exempt Fund proxies executed by Customers with respect to annual and special meetings of shareholders of Excelsior Tax-Exempt Fund; (k) providing reports (at least monthly, but more frequently if so requested by Excelsior Tax-Exempt Fund's distributor) containing state-by-state listings of the principal residences of the beneficial owners of the Shares; and (l) providing or arranging for the provision of such other related services as Excelsior Tax-Exempt Fund or a Customer may reasonably request.

       Excelsior Tax-Exempt Fund's agreements with Service Organizations are governed by an Administrative Services Plan (the "Plan") adopted by Excelsior Tax-Exempt Fund. Pursuant to the Plan, Excelsior Tax-Exempt Fund's Board of Directors will review, at least quarterly, a written report of the amounts expended under Excelsior Tax-Exempt Fund's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations will be approved annually by a majority of Excelsior Tax-Exempt Fund's directors, including a majority of the directors who are not "interested persons" of Excelsior Tax-Exempt Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

       Any material amendment to Excelsior Tax-Exempt Fund's arrangements with Service Organizations must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors). So long as Excelsior Tax-Exempt Fund's arrangements with Service Organizations are in effect, the selection and nomination of the members of Excelsior Tax-Exempt Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of Excelsior Tax-Exempt Fund will be committed to the discretion of such non-interested Directors.

       For the fiscal years ended March 31, 1995 and 1994, payments to Service Organizations totalled $17,923 and $1,351, respectively, with respect to the New York Intermediate-Term Tax-Exempt Fund, of which $17,458 and $1,351, respectively, was paid to affiliates of U.S. Trust.

Expenses
--------

       Except as otherwise noted, the Investment Adviser and the Administrators will bear all expenses in connection with the performance of their advisory and administrative services. The Fund will bear the expenses incurred in its operations. Such expenses include taxes; interest; fees, including the Fund's portion of the fees paid to Excelsior Tax-Exempt Fund's directors and officers who are not affiliated with the Distributor or the Administrators; SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for any brokerage fees and commissions in connection with the purchase of portfolio securities.

       If the expenses borne by the Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Investment Adviser and the Administrators will reimburse the Fund for a portion of any such excess to the extent required by such regulations in proportion to the fees received by them in such year up to the amount of the fees payable to them, provided, however, to the extent required by such state regulations, the Investment Adviser and the Administrators have agreed to effect such reimbursement regardless of the fees payable to them. The amounts of the above reimbursements, if any, will be estimated, reconciled and paid on a monthly basis. To Excelsior Tax-Exempt Fund's knowledge, of the applicable expense limitations in effect on the date of this Statement of Additional Information, none is more restrictive than the following: 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets and 1/2% of average annual net assets in excess of $100 million.

Custodian and Transfer Agent
----------------------------

       The Chase Manhattan Bank, N.A. ("Chase") serves as custodian of the Fund's assets. Under the custodian agreement, Chase has agreed to (i) maintain a separate account or accounts in the name of the Fund; (ii) make receipts and disbursements of money on behalf of the Fund; (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to Excelsior Tax-Exempt Fund's Board of Directors concerning the Fund's operations. Chase is entitled to monthly fees for furnishing custodial services according to the following fee schedule: on the face value of debt securities and the market value of equity securities, a fee at the annual rate of .05%; on issues held, $50.00 for each physical issue held, $25.00 for each book-entry issue held and 1/4 of 1% of market value for each foreign issue held; on transactions, $25.00 for each physical transaction, $15.00 for each book-entry transaction and $50.00 for each foreign security transaction. In addition, Chase is entitled to reimbursement for its out-of-pocket expenses in connection with the above services. Chase may, at its own expense, open and maintain custody accounts with respect to the Fund, with the banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation.

       U.S. Trust also serves as the Fund's transfer agent and dividend disbursing agent. In such capacity, U.S. Trust has agreed to (i) issue and redeem Shares; (ii) address and mail all communications by the Fund to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to Excelsior Tax-Exempt Fund concerning the Fund's operations. For its transfer agency, dividend disbursing, and subaccounting services, U.S. Trust is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

       U.S. Trust may, at its own expense, delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that U.S. Trust shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, U.S. Trust has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust. For the services provided by CGFSC, U.S. Trust has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from Excelsior Tax-Exempt Fund for any of its sub-transfer agency services.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

       Subject to the general control of Excelsior Tax-Exempt Fund's Board of Directors, the Investment Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities.

       The Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Fund's turnover rate may be higher than that of many other investment companies with similar investment objectives and policies. The Fund's portfolio turnover rate may also be affected by cash requirements for redemptions of Shares and by regulatory provisions which enable the Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See "Financial Highlights" in the Fund's prospectus for the Fund's portfolio turnover rates.

       Securities purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instru ment. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Fund, where possible, will deal directly with dealers who make a market in the securities involved, except in those situations where better prices and execution are available elsewhere.

       The Investment Advisory Agreement provides that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will seek to obtain the best net price and the most favorable execution. The Investment Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of Excelsior Tax-Exempt Fund, and the reasonableness of the commission, if any, for the specific trans action and on a continuing basis.


       In addition, the Investment Advisory Agreement authorizes the Investment Adviser, to the extent permitted by law and subject to the review of Excelsior Tax-Exempt Fund's Board of Directors from time to time with respect to the extent and continuation of the policy, to cause the Fund to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the fixed-income market and the economy.

       Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser and does not reduce the investment advisory fee payable by the Fund. Such information may be useful to the Investment Adviser in serving the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser in carrying out its obligations to the Fund.

       Portfolio securities will not be purchased from or sold to the Investment Adviser, Distributor, or any affiliated person of either of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission.

       Investment decisions for the Fund are made independently from those for other investment companies, common trust funds and other types of funds managed by the Investment Adviser. Such other investment companies and funds may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Investment Adviser believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

                              INDEPENDENT AUDITORS
                              --------------------

       Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of Excelsior Tax-Exempt Fund. The Fund's Financial Highlights included in the Prospectus and the financial statements for the period ended March 31, 1995 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their report thereon which appears therein.


                                    COUNSEL
                                    -------

       Drinker Biddle & Reath (of which Mr. McConnel, Secretary of Excelsior Tax-Exempt Fund, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, is counsel to Excelsior Tax-Exempt Fund and will pass upon the legality of the Shares offered by the Prospectus.


                    ADDITIONAL INFORMATION CONCERNING TAXES
                    ---------------------------------------

Federal
-------

       The following supplements the tax information contained in the Prospectus.

          The Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and has qualified and intends to continue to qualify as a regulated investment company. If, for any reason, the Fund does not qualify for a taxable year for the special Federal tax treatment afforded regulated investment companies, the Fund would be subject to Federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          As stated in the Prospectus, the Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund will not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

          In order for the Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, the Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

          Interest on indebtedness incurred by a shareholder to purchase or carry the Shares generally is not deductible for income tax purposes. In addition, if a shareholder holds Shares for six months or less, any loss on the sale or exchange of those Shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the Shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

          Any net long-term capital gains realized by the Fund will be distributed at least annually. The Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Shares. Such distributions will be designated as a capital gain dividend in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."


Taxation of Certain Financial Instruments
-----------------------------------------

          Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss, without regard to the length of time the Fund has held the futures contract (the "40%- 60% rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, and loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from positions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

          The Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "30% test"): (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by the Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to futures contracts, forward contracts, options on futures contracts, and other financial instruments subject to the mark-to-market rules described above, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a contract, option, or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract, option or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract, option or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract, option or instrument is acquired and the termination date. Increases and decreases in the value of the Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in Section 851(g) of the Code, may be netted for purposes of determining whether the 30% test is met.

                                 *     *     *

          The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state and local taxes.


                       PERFORMANCE AND YIELD INFORMATION
                       ---------------------------------

          The Fund may advertise the standardized effective 30-day (or one month) yields calculated in accordance with the method prescribed by the SEC for mutual funds. Such yield will be calculated separately for each Fund according to the following formula:

                                     a-b
                        Yield = 2 [(----- + 1)/6/ - 1]
                                      cd

       Where:  a =  dividends and interest earned during the period.

               b =  expenses accrued for the period (net of reimbursements).

               c = average daily number of Shares outstanding that were entitled to receive dividends.

               d = maximum offering price per Share on the last day of the period.

          For the purpose of determining interest earned during the period (variable "a" in the formula), the Fund computes the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. The Fund calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

          Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Fund to all shareholder accounts and to the particular series of Shares in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per Share (variable "d" in the formula). The Fund's maximum offering price per Share for purposes of the formula will include the maximum sales load imposed by the Fund -- currently 4.50% of the per share offering price. Based on the foregoing calculations, the Fund's standardized effective yield for the 30-day period ended March 31, 1995 was 4.14%.

          The "tax-equivalent" yield of the Fund is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by one minus a stated Federal income tax rate and (b) adding that figure to that portion, if any, of the yield that is not exempt from Federal income tax. Tax-equivalent yields assume the payment of Federal income taxes at a rate of 31%.

          Based on the foregoing calculation, the tax-equivalent yield of the Fund for the 30-day period ended March 31, 1995 was 6.00%.

          The Fund's "average annual total return" is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                      ERV /1/n/
                               T = [(-----) - 1]
                                       P

       Where:  T =  average annual total return.

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

          P =  hypothetical initial payment of $1,000.

          n =  period covered by the computation, expressed in years.

          The calculation is made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per Share existing on the reinvestment date (reflecting any sales load charged upon such reinvestment), (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Fund's average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with the purchase of Shares. The Fund's average annual total return for Shares for the period from commencement of operations (May 31, 1990) to March 31, 1995 and for the one year period ended March 31, 1995 were 5.60% and 1.35%, respectively.

          The Fund may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

          The total return and yield of the Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and/or yield of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The
                                           ----- --------  ------  --------  ---
Wall Street Journal and The New York Times, or in publications of a local or
---- ------ -------     --- --- ---- -----
regional nature, may also be used in comparing the performance of the Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of the Fund's performance, including without limitation, those factors, strategies and technologies that together with market conditions and events, materially affected the Fund's performance.

          The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions of the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciations of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Investment Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Fund. In addition, advertisement, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                 MISCELLANEOUS
                                 -------------

          As used in the Prospectus, "assets belonging to the Fund" means the consideration received upon the issuance of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of Excelsior Tax-Exempt Fund not belonging to a particular portfolio of Excelsior Tax-Exempt Fund. In determining the net asset value of the Fund's Shares, assets belonging to the Fund allocable to Shares are charged with the direct liabilities of the Fund allocable to Shares and with a share of the general liabilities of Excelsior Tax-Exempt Fund which are normally allocated in proportion to the relative asset values of Excelsior Tax-Exempt Fund's portfolios at the time of allocation. Subject to the provisions of Excelsior Tax-Exempt Fund's Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to the Fund, are conclusive.

          As of July 11, 1995, U.S. Trust held of record substantially all of the outstanding Shares of the Fund as agent or custodian for its customers, but did not own such Shares beneficially because it did not have discretion to vote or invest such Shares.

                              FINANCIAL STATEMENTS
                              --------------------

          Excelsior Tax-Exempt Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1995 (the "Annual Report") for the tax-exempt fixed income portfolios accompanies this Statement of Additional Information. The financial statements for the New York Intermediate-Term Tax-Exempt Fund in the Annual Report (the "Financial Statements") are incorporated in this Statement of Additional Information by reference. The Financial Statements included in the Annual Report for the fiscal year ended March 31, 1995 have been audited by Excelsior Tax-Exempt Fund's independent auditors, Ernst & Young LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Additional copies of the Annual Report may be obtained at no charge by telephoning CGFSC at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------


COMMERCIAL PAPER RATINGS
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.

          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1+" - Obligations supported by the highest capacity for timely repayment.



          "A1" - Obligations are supported by a strong capacity for timely repayment.

          "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

          "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.


          "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

          "D" - Obligations which have a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.


          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                             EXCELSIOR FUNDS, INC.

                              International Fund
                            Emerging Americas Fund
                               Pacific/Asia Fund
                               Pan European Fund



                      STATEMENT OF ADDITIONAL INFORMATION



                                 August 1, 1995

                        (as revised on January 1, 1996)



This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the International, Emerging Americas, Pacific/Asia and Pan European Funds (each a "Fund" and collectively the "Funds") of Excelsior Funds, Inc. ("Excelsior Fund") dated August 1, 1995 (as revised on January 1, 1996) (the "Prospectus"). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectuses. No investment in shares of the Funds described herein (collectively, the "Shares") should be made without reading the Prospectuses. A copy of the Prospectuses may be obtained by writing Excelsior Fund c/o Chase Global Funds Service Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling (800) 446-1012.

                               TABLE OF CONTENTS
                               -----------------

                                                       Page
                                                       ----
INVESTMENT OBJECTIVE AND POLICIES.....................    1

     Other Investment Considerations..................    1
     Additional Information on Portfolio Instruments..    2
     Additional Investment Limitations................    9

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION........   11

INVESTOR PROGRAMS.....................................   14

     Systematic Withdrawal Plan.......................   14
     Exchange Privilege...............................   15
     Other Investor Programs..........................   16

DESCRIPTION OF CAPITAL STOCK..........................   16

MANAGEMENT OF THE FUND................................   18

     Directors and Officers...........................   18
     Investment Advisory, Sub-Advisory and
      Administration Agreements.......................   20
     Service Organizations............................   23
     Expenses.........................................   24
     Custodian and Transfer Agent.....................   25

PORTFOLIO TRANSACTIONS................................   26

INDEPENDENT AUDITORS..................................   29

COUNSEL...............................................   29

ADDITIONAL INFORMATION CONCERNING TAXES...............   29

     Generally........................................   29
     Taxation of Certain Financial Instruments........   31

PERFORMANCE INFORMATION...............................   33

MISCELLANEOUS.........................................   36

FINANCIAL STATEMENTS..................................   37

APPENDIX..............................................  A-1


                                      (i)

                       INVESTMENT OBJECTIVE AND POLICIES
                       ---------------------------------


          The following policies and discussions supplement the Funds' investment objectives and policies as set forth in the Prospectuses.

Other Investment Considerations
-------------------------------

          In determining the preferred distribution of investments of the Funds among various geographic regions and countries, United States Trust Company of New York ("U.S. Trust" or the "Investment Adviser"), Foreign and Colonial Asset Management ("FACAM") and Foreign & Colonial Emerging Markets Limited ("FCEML") (FACAM and FCEML hereinafter collectively referred to as the "Sub-Advisers") will consider, among other things, regional and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing interest rates, the historical patterns of government regulation of the economy and the outlook for currency relationships.

          The transaction costs to the Funds of engaging in forward currency transactions described in the Prospectus vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Investment Adviser and the Sub-Advisers may be incorrect in their expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

          At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

          Each Fund may purchase gold bars primarily of standard weight (approximately 400 troy ounces) at the best available prices in the New York bullion market. However, the Investment Adviser and Sub-Advisers will have discretion to purchase or sell gold bullion in other markets, including foreign markets, if better prices can be obtained. Gold bullion is valued by the Funds at the mean between the closing bid and asked prices in the New York bullion market as of the close of the New York Stock Exchange each business day. When there is no readily available market quotation for gold bullion, the bullion will be valued by such method as determined by Excelsior Fund's Board of Directors to best reflect its fair value. For purpose of determining net asset value, gold held by a Fund, if any, will be valued in U.S. dollars.

Additional Information on Portfolio Instruments
-----------------------------------------------

     Repurchase Agreements
     ---------------------

          The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

     Securities Lending
     ------------------

          When a Fund lends its portfolio securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

     Government Obligations
     ----------------------

          Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury Bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

     American and European Depository Receipts
     -----------------------------------------

          American Depository Receipts ("ADRs") that may be purchased by the Funds are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of a foreign issuer. ADRs may be sponsored or unsponsored. Investments in unsponsored ADRs involve additional risk because financial information based on generally accepted accounting principles ("GAAP") may not be available with respect to the foreign issuers of the underlying securities. European Depository Receipts ("EDRs"), which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or United States securities. Generally, ADRs, which are in registered form, are designed for use in U.S. securities markets, and EDRs, which are in bearer form, are designed for use in European securities markets.

Covered Call Options
--------------------

          When a Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Investment Adviser and the Sub-Advisers believe that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

     Futures Contracts and Related Options
     -------------------------------------

          Each Fund may invest in futures contracts and related options. Each Fund may enter into interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

          Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with a Fund's securities investments. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

          Successful use of futures by the Funds is also subject to the ability of the Investment Adviser or Sub-Advisers to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Options on Futures Contracts
     ----------------------------

          Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by its fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

          When-Issued and Forward Transactions
          ------------------------------------

          When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

          A Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When a Fund engages in "when-issued" or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Brady Bonds
-----------

          The Emerging Americas Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over-the-counter secondary market for Latin American debt instruments.

          Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

          All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

          Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

Miscellaneous
-------------

          The Funds may not invest in oil, gas or mineral leases.

Additional Investment Limitations
---------------------------------

          In addition to the investment limitations disclosed in the Prospectuses, the Funds are subject to the investment limitations enumerated below. Fundamental investment limitations may be changed with respect to a Fund only by a vote of a majority of the holders of such Fund's outstanding Shares (as defined under "Miscellaneous" in the Prospectuses). However, investment limitations which are "operating policies" with respect to a Fund may be changed by Excelsior Fund's Board of Directors upon reasonable notice to shareholders.

          The following investment limitations are fundamental with respect to each Fund. A Fund may not:

          1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          2. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate; and

          3. Issue any senior securities, except insofar as any borrowing in accordance with the Funds' investment limitation contained in the Prospectuses might be considered to be the issuance of a senior security.

          The following investment limitations are fundamental with respect to the International Fund, but are operating policies with respect to the Emerging Americas, Pacific/Asia and Pan European Funds (collectively, the "Regional Funds"). Each Fund may not:

          4. Purchase securities on margin, make short sales of securities, or maintain a short position;

          5. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that each Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange or on foreign exchanges and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such option, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and provided that each Fund may enter into forward currency contracts in accordance with its investment objective and policies;

          6. Invest in companies for the purpose of exercising management or control;

          7. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years; and

          8. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940.

          The following investment limitation is fundamental with respect to the International Fund. The International Fund may not:

          9. Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and
(ii) the Fund may enter into forward currency contracts, futures contracts and related options and may invest up to 5% of its total assets in gold bullion.

          The following investment limitation is fundamental with respect to the Regional Funds. Each Regional Fund may not:

          10. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit a Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and (ii) a Fund may enter into forward currency contracts, futures contracts and related options and may invest up to 5% of its total assets in gold bullion.

                                 *       *       *


          For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

          In addition to the above investment limitations, Excelsior Fund currently intends to limit each Fund's investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of the net assets of the particular Fund. Included within that amount, but not to exceed 2% of the value of a Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For the purpose of this limitation, warrants acquired by a Fund in units or attached to securities will be deemed to be without value. Each Fund also intends to refrain from entering into arbitrage transactions.

     Pursuant to the requirements of state securities laws, each Fund currently intends to limit its option transactions so that they do not exceed, at the time when they are written, 25% of the net (rather than total) assets of the particular Fund. See Investment Limitation No. 5 above.

          The International Fund may not purchase or sell commodities except as provided in Investment Limitation No. 9 above.

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not constitute a violation of such limitation.

          In order to permit the sale of Shares in certain states, Excelsior Fund may make on behalf of a Fund other commitments more restrictive than the investment policies and limitations described above and in the Prospectuses. Should Excelsior Fund determine that any such commitment is no longer in a Fund's best interests, it will revoke the commitment by terminating sales of such Fund's Shares to investors residing in the state involved.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

          Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectuses, Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder

Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

          Shares of the Funds are offered for sale with a maximum sales charge of 4.50%. An illustration of the computation of the offering price per share of the Funds, using the value of each Fund's net assets and number of outstanding securities at the close of business on March 31, 1995 is as follows:

                        International    Emerging Americas
                            Fund               Fund          Pacific/Asia Fund  Pan European Fund
                        -------------    -----------------   -----------------  -----------------
Net Assets...........     $64,051,958        $27,343,730        $47,617,199        $39,976,962

 Outstanding
 Shares..............       6,525,104          4,668,226          5,635,215          4,882,358

Net Asset Value
 Per Share...........     $      9.82        $      5.86        $      8.45        $      8.19

Sales Charge
 (4.50% of the
 offering price).....     $       .46        $       .28        $       .40        $       .39

Offering to
 Public..............     $     10.28        $      6.14        $      8.85        $      8.58

      As stated in the Prospectuses, the sales load described above will not be applicable to: (a) purchases of Shares by customers of the Investment Adviser or its affiliates; (b) trust, agency or custodial accounts opened through the trust department of a bank, trust company or thrift institution, provided that appropriate notification of such status is given at the time of investment; (c) companies, corporations and partnerships (excluding full service broker/dealers and financial planners, registered investment advisers and depository institutions not covered by the exemptions in (d) and (e) below); (d) financial planners and registered investment advisers not affiliated with or clearing purchases through full service broker/dealers; (e) purchases of Shares by depository institutions for their own account as principal; (f) exchange transactions (described below under "Investor Programs - Exchange Privilege") where the Shares being exchanged were acquired in connection with the distribution of assets held in trust, agency or custodial accounts maintained with the trust department of a bank; (g) corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh accounts) sponsored by the Distributor and IRA accounts sponsored by the Investment Adviser; (h) company-sponsored employee pension or retirement plans making direct investments in the Funds; (i) purchases of Shares by officers, trustees, directors, employees, former employees and retirees of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund"), the Investment Adviser, the Distributor or of any direct or indirect affiliate of any of them; (j) purchases of Shares by all beneficial shareholders of Excelsior Fund or Excelsior Tax-Exempt Fund as of May 22, 1989; (k) purchases of Shares by investment advisers registered under the Investment Advisers Act of 1940 for their customers through an omnibus account established with United States Trust Company of New York; (l) purchases of Shares by directors, officers and employees of brokers and dealers selling shares pursuant to a selling agreement with Excelsior Fund and Excelsior Tax-Exempt Fund; (m) purchase of Shares by investors who are members of affinity groups services by USAffinity Investments Limited Partnership; and (n) customers of certain financial institutions who purchase shares through a registered representative of UST Financial Services Corp. on the premises of their financial institutions. In addition, no sales load is charged on the reinvestment of dividends or distributions or in connection with certain share exchange transactions. Investors who have previously redeemed shares in a portfolio of Excelsior Fund or Excelsior Tax-Exempt Fund on which a sales load has been paid also have a one-time privilege of purchasing shares of another portfolio of either company at net asset value without a sales charge, provided that such privilege will apply only to purchases made within 30 calendar days from the date of redemption and only with respect to the amount of the redemption.

          Total sales charges paid by shareholders of the International Fund for the fiscal years ended March 31, 1995, 1994 and 1993 were $4,219, $7,779 and $2,186, respectively. Of these respective amounts, UST Distributors, Inc., the Funds' former distributor, retained $4,169, $4,786 and $1,850. The balance was paid to selling dealers. Total sales charges paid by shareholders of the Emerging Americas, Pacific/Asia and Pan European Funds for the fiscal year ended March 31, 1995 and 1994 and for the period from December 31, 1992 (commencement of operations) to March 31, 1993 were $8,465, $19,985 and $0; $144, $6,489 and
$273; and $183, $1,112 and $273, respectively. Of these respective amounts, UST Distributors, Inc., the Funds' former distributor, retained $1,403, $8,643 and $0 with respect to the Emerging Americas Fund; $69, $1,988 and $0 with respect to the Pacific/Asia Fund; and $11, $980 and $0 with respect to the Pan European Fund. The balance was paid to selling dealers.

          Excelsior Fund may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission.

          In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of a Fund's portfolio securities.

          Excelsior Fund reserves the right to honor any request for redemption or repurchase of a Fund's Shares by making payment in whole or in part in securities chosen by Excelsior Fund and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Such redemptions in kind will be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

          Under limited circumstances, Excelsior Fund may accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or
                                              ---------
statutory merger, or will be limited to other securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) that: (a) meet the investment objective and policies of any Fund acquiring such securities; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of market; and (d) have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, New York Stock Exchange or NASDAQ, or as evidenced by their status as U.S. Government securities, bank certificates of deposit, banker's acceptances, corporate and other debt securities that are actively traded, money market securities and other similar securities with a readily ascertainable value.


                               INVESTOR PROGRAMS
                               -----------------

Systematic Withdrawal Plan
--------------------------

          An investor who owns Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The investor may request:

           (1)  A fixed-dollar withdrawal;

           (2)  A fixed-share withdrawal;

           (3) A fixed-percentage withdrawal (based on the current value of the account); or

           (4) A declining-balance withdrawal.

Prior to participating in a Systematic Withdrawal Plan, the investor must deposit any outstanding certificates for Shares with Chase Global Funds Service Company, the Funds' sub-transfer agent. Under this Plan, dividends and distributions are automatically reinvested in additional Shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Shares and the appreciation of the investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege
------------------

          Investors and Customers of Shareholder Organizations may exchange Shares having a value of at least $500 for shares of any other portfolio of Excelsior Fund or Excelsior Tax-Exempt Fund ("the Companies"). Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies. In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies reserve the right to limit the number of exchange requests of investors to no more than six per year. The Companies may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request.

          For Federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the Shares to be given up in exchange is more or less than the basis in such Shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of Shares in his or her tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the shareholder effects an exchange of Shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged Shares but may be included (subject to the limitation) in the tax basis of the new shares.

Other Investor Programs
-----------------------

          As described in the Prospectuses, Shares of a Fund may be purchased in connection with the Automatic Investment Program, and certain Retirement Programs. Customers of Shareholder Organizations may obtain information on the availability of, and the fees and procedures relating to, such programs directly from their Shareholder Organizations.


                          DESCRIPTION OF CAPITAL STOCK
                          ----------------------------

          Excelsior Fund's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of capital stock, and to classify or reclassify any unissued shares of Excelsior Fund into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Prospectuses describe the classes of shares into which Excelsior Fund's authorized capital is currently classified.

          Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectuses, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, its shareholders are entitled to receive the assets available for distribution belonging to the particular Fund and a proportionate distribution, based upon the relative asset values of Excelsior Fund's portfolios, of any general assets of Excelsior Fund not belonging to any particular portfolio of Excelsior Fund which are available for distribution. In the event of a liquidation or dissolution of Excelsior Fund, its shareholders will be entitled to the same distribution process.

          Shareholders of Excelsior Fund are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of Excelsior Fund's shares may elect all of Excelsior Fund's directors, regardless of the votes of other shareholders.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Excelsior Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of Excelsior Fund voting without regard to class.

          Excelsior Fund's Charter authorizes its Board of Directors, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the Fund to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding Shares of the Fund to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of Excelsior Fund, if Excelsior Fund's Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding Shares of the Fund to be redeemed at their net asset value or converted into shares of another class of Excelsior Fund's capital stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the affected Fund's shareholders at least 30 days prior thereto.

          Notwithstanding any provision of Maryland law requiring a greater vote of Excelsior Fund's Common Stock (or of the Shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by Excelsior Fund's Charter, Excelsior Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of Excelsior Fund voting without regard to class.

                             MANAGEMENT OF THE FUND
                             ----------------------

Directors and Officers
----------------------

          The directors and executive officers of Excelsior Fund, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:


                                      Position            Principal Occupation
                                      with                During Past 5 Years and
Name and Address                      Excelsior Fund      Other Affiliations
----------------                      --------------      -----------------------
Alfred C. Tannachion/1/               Chairman of         Retired.
1135 Hyde Park                        the Board,
Mahwah, NJ 07430                      President and
Age 69                                Treasurer

Donald L. Campbell                    Director            Retired; Senior Vice
333 East 69th Street                                      President, Royal Insur-
Apt. 10-H                                                 ance Company, Inc., until
New York, NY 10021                                        August, 1989; Director, Royal
Age 69                                                    Life Insurance Co. of N.Y.

Joseph H. Dugan                       Director            Retired; President, CEO and
913 Franklin Lake Road                                    and Director, L.B. Foster
Franklin Lakes, NJ 07417                                  Company (tubular products),
Age 70                                                    from September, 1987 until May,
                                                          1990; Executive Vice President
                                                          and CEO, L.B. Foster Company,
                                                          from September, 1986 until
                                                          September, 1987; Senior Vice
                                                          President -- Finance, Chief
                                                          Financial Officer and Director,
                                                          Todd Shipyards Corporation, prior
                                                          to January 3, 1986.

Wolfe J. Frankl                       Director            Retired; Director, Deutsche
40 Gooseneck Lane                                         Bank, Financial, Inc.;
Charlottesville, VA 22903                                 Director, The Harbus
Age 74                                                    Corporation; Trustee, Mariner
                                                          Funds Trust.

-----------------------
1. This director is considered to be an "interested person" of Excelsior Fund as defined in the 1940 Act.

                                      Position            Principal Occupation
                                      with                During Past 5 Years and
Name and Address                      Excelsior Fund      Other Affiliations
----------------                      --------------      -----------------------
Robert A. Robinson                    Director            President Emeritus, The
Church Pension Fund                                       Church Pension Fund and its
800 Second Avenue                                         affiliated companies, since
New York, NY 10017                                        1968; Trustee, Mariner Funds
Age 69                                                    Trust; Trustee, H.B. and F.H.
                                                          Bugher Foundation and Director of
                                                          its wholly owned subsidiaries --
                                                          Rosiclear Lead and Flourspar
                                                          Mining Co. and The Pigmy
                                                          Corporation; Director, Morehouse
                                                          Publishing Co.

Frederick S. Wonham/*/                Director            Retired; Vice Chairman of U.S.
238 June Road                                             Trust Corporation and U.S.
Stamford, CT 06903                                        Trust Co. of New York, until
Age 64                                                    September, 1995; Chairman, U.S.
                                                          Trust of Connecticut.

W. Bruce McConnel, III                Secretary           Partner of the law firm
Philadelphia National                                     of Drinker Biddle & Reath.
 Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496
Age 52

Michael Leary                         Assistant           Assistant Treasurer, Chase
Chase Global Funds                    Secretary           Global Funds Service Company,
 Service Company                                          since December, 1993; Audit
73 Tremont Street                                         Manager, Ernst & Young, from
Boston, MA 02108-3913                                     August, 1988 to December, 1993.
Age 30

John M. Corcoran                      Assistant           Second Vice President,
Chase Global Funds                    Treasurer           Manager of Administration,
Service Co.                                               Chase Global Funds Service
73 Tremont Street                                         Company, since October, 1993;
Boston, MA 02108-3913                                     Audit Manager, Ernst & Young,
Age 30                                                    from August, 1987 to September, 1993.


          Each director receives an annual fee of $9,000 plus a meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to Excelsior Fund. The employees of Chase Global Funds Service Company do not receive any compensation from Excelsior Fund for acting as officers of Excelsior Fund. No person who is currently an officer, director or employee of the Investment Adviser or any Sub-Adviser serves as an officer, director or employee of Excelsior Fund. The directors and officers of


-----------------------
/1/. This director is considered to be an "interested person" of Excelsior Fund as defined in the 1940 Act.

Excelsior Fund as a group own less than 1% of the Shares of any Fund.


          The following chart provides certain information about the fees received by Excelsior Fund's directors in the most recently completed fiscal year.

                                                       Pension or
                                                       Retirement         Total
                                                        Benefits       Compensation
                                                       Accrued as   from Excelsior Fund
                                      Aggregate         Part of          and Fund
   Name of                        Compensation from      Fund         Complex/*/ Paid
Person/Position                     Excelsior Fund      Expenses        to Directors
---------------                   -----------------    ----------   -------------------
Alfred C. Tannachion                     $20,000          None            $40,000
Chairman of the Board,
President and Treasurer

Donald L. Campbell                       $15,000          None            $30,000
Director

Joseph H. Dugan                          $15,000          None            $30,000
Director

Wolfe J. Frankl                          $15,000          None            $30,000
Director

Robert A. Robinson                       $15,000          None            $30,000
Director

Frederick S. Wonham/+/                   $     0          None            $     0
Director

--------------

/*/ The "Fund Complex" consists of Excelsior Funds, Inc., Excelsior Tax-Exempt
    Funds, Inc. and UST Master Variable Series, Inc. For the year ended March 31, 1995, UST Master Variable Series, Inc. did not pay any directors' fees.


/+/ Frederick S. Wonham was elected to the Board of Directors of Excelsior
    Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. on November 17, 1995.

Investment Advisory, Sub-Advisory and Administration Agreements
---------------------------------------------------------------

          United States Trust Company of New York serves as Investment Adviser to the Funds, and FACAM provides Sub-Advisory services with respect to the International and Pan European Funds. FCEML serves as Sub-Adviser to the Emerging Americas and Pacific/Asia Funds. In the Investment Advisory and Sub-Advisory Agreements, the Investment Adviser and Sub-Advisers have agreed to provide the services described in the Prospectuses. The Investment Adviser and Sub-Advisers have also agreed to pay all expenses incurred by them in connection with their activities under the respective agreements other than the cost of securities, including brokerage commissions, purchased for the Funds.

          For the fiscal year ended March 31, 1993, Excelsior Fund paid the Investment Adviser $405,494 with respect to the International Fund. During this period, FACAM received sub-advisory fees with respect to the International Fund from the Investment Adviser totalling $283,846. For the period from December 31, 1992 (commencement of operations) to March 31, 1993, Excelsior Fund paid the Investment Adviser $561, $10,010 and $0 with respect to the Emerging Americas, Pacific/Asia and Pan European Funds, respectively. For the same period, the Investment Adviser waived fees totalling $5,530, $5,144 and $5,876 with respect to the Emerging Americas, Pacific/Asia and Pan European Funds, respectively. During this period, FCEML received sub-advisory fees with respect to the Emerging Americas Fund totalling $3,045 and FACAM received sub-advisory fees with respect to the Pan European Fund totalling $4,113. FACAM served as sub-adviser to the Pacific/Asia Fund from its commencement of operations to June 30, 1993. During the period from commencement of operations to March 31, 1993, FACAM received sub-advisory fees of $10,608 with respect to the Pacific/Asia Fund.


          For the fiscal year ended March 31, 1994, Excelsior Fund paid the Investment Adviser $417,136, $131,416, $240,305 and $160,310 with respect to the International, Emerging Americas, Pacific/Asia and Pan European Funds, respectively. For the same period the Investment Adviser waived fees totalling $2,244, $36,056, $75,624 and $20,318 with respect to the International, Emerging Americas, Pacific/Asia and Pan European Funds, respectively. For the fiscal year ended March 31, 1994, FACAM received sub-advisory fees with respect to the International and Pan European Funds from the Investment Adviser totalling $293,566 and $126,440, respectively. For the same period, FCEML received sub-advisory fees with respect to the Emerging Americas Fund and FCEML and FACAM received aggregate sub-advisory fees with respect to the Pacific/Asia Fund from the Investment Adviser totalling $65,708 and $168,214, respectively.

          For the fiscal year ended March 31, 1995, Excelsior Fund paid the Investment Adviser advisory fees of $574,455, $368,128, $480,194, and $375,873 with respect to the International, Emerging Americas, Pacific/Asia, and Pan European Funds, respectively. For the same period, the Investment Adviser waived fees totalling $37,822, $28,097, $27,189 and $22,473, with respect to the International, Emerging Americas, Pacific/Asia and Pan European Funds, respectively. For the fiscal year ended March 31, 1995, FACAM received sub-advisory fees with respect to the International and Pan European Funds totalling $428,594 and $278,842, respectively, and FCEML received sub-advisory fees with respect to the Emerging Americas and Pacific/Asia Funds totalling $196,098 and $355,168, respectively.

          The Investment Adviser may, from time to time, voluntarily waive a portion of its fees, which waiver may be terminated at any time.

          The Investment Advisory Agreement and the Sub-Advisory Agreements provide that the Investment Adviser and Sub-Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or Sub-Advisers in the performance of their duties or from reckless disregard by either of them of their duties and obligations thereunder.

          Chase Global Funds Service Company ("CGFSC"), Federated Administrative Services, an affiliate of the Distributor, and U.S. Trust serve as the Funds' administrators. Under the Administration Agreement, the administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Funds, and to compute the net asset values, net income and realized capital gains or losses, if any, of the Funds. The administrators prepare semi-annual reports to the Securities and Exchange Commission, prepare Federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

          Prior to August 1, 1995, administrative services were provided by CGFSC and Concord Holding Corporation (collectively, the "Administrators") under an administration agreement having substantially the same terms as the Administration Agreement currently in effect.

          For the fiscal year ended March 31, 1993, Excelsior Fund paid the Administrators $81,099 in the aggregate with respect to the International Fund. For the period from December 31, 1992 (commencement of operations) to March 31, 1993, Excelsior Fund paid the Administrators, after expense reimbursements, $4,500, $1,450 and $4,500 in the aggregate with respect to the Emerging Americas, Pacific/Asia and Pan European Funds, respectively. For the same period, the Administrators reimbursed expenses totalling $3,050 with respect to the Pan European Fund.

          For the fiscal year ended March 31, 1994, Excelsior Fund paid the Administrators $83,885, $37,765, $63,192 and $41,471 in the aggregate with respect to the International, Emerging Americas, Pacific/Asia and Pan European Funds, respectively.

          For the fiscal year ended March 31, 1995, Excelsior Fund paid the Administrators $122,374, $78,418, $101,468 and $79,669 in the aggregate with respect to the International, Emerging Americas, Pacific/Asia and Pan European Funds, respectively. For the same period, the Administrators waived fees totalling $81, $21 and $9 with respect to the International, Emerging Americas and Pacific/Asia Funds, respectively.

Service Organizations
---------------------

          As stated in the Prospectuses, Excelsior Fund will enter into agreements with Service Organizations. Such shareholder servicing agreements will require the Service Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for a Fund's payment (on an annualized basis) of up to .40% of the average daily net assets of the Fund's Shares beneficially owned by Customers of the Service Organization. Such services may include: (a) assisting Customers in designating and changing dividend options, account designations and addresses; (b) providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records, as may reasonably be requested from time to time by Excelsior Fund; (c) assisting in processing purchases, exchange and redemption transactions; (d) arranging for the wiring of funds; (e) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (f) verifying and guaranteeing Customer signatures in connection with redemption orders, transfers among and changes in Customer-designated accounts; (g) providing periodic statements showing a Customer's account balances and, to the extent practicable, integrating such information with information concerning other client transactions otherwise effected with or through the Service Organization; (h) furnishing on behalf of Excelsior Fund's distributor (either separately or on an integrated basis with other reports sent to a

Customer by the Service Organization) periodic statements and confirmations of all purchases, exchanges and redemptions of Shares in a Customer's account required by applicable federal or state law; (i) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Excelsior Fund's to Customers; (j) receiving, tabulating and transmitting to the Excelsior Fund's proxies executed by Customers with respect to annual and special meetings of shareholders of Excelsior Fund; (k) providing reports (at least monthly, but more frequently if so requested by Excelsior Fund's distributor) containing state-by-state listings of the principal residences of the beneficial owners of the Shares; and (l) providing or arranging for the provision of such other related services as Excelsior Fund or a Customer may reasonably request.

          Excelsior Fund's agreements with Service Organizations are governed by an Administrative Services Plan (the "Plan") adopted by Excelsior Fund. Pursuant to the Plan, Excelsior Fund's Board of Directors will review, at least quarterly, a written report of the amounts expended under Excelsior Fund's agreements with Service Organizations and the purpose for which the expenditures were made. In addition, the arrangements with Service Organizations will be approved annually by a majority of Excelsior Fund's directors, including a majority of the directors who are not "interested persons" of Excelsior Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          Any material amendment to Excelsior Fund's arrangements with Service Organizations must be approved by a majority of Excelsior Fund's Board of Directors (including a majority of the Disinterested Directors). So long as Excelsior Fund's arrangements with Service Organizations are in effect, the selection and nomination of the members of Excelsior Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of Excelsior Fund will be committed to the discretion of such non-interested Directors.

          For the fiscal years ended March 31, 1995 and 1994, payments to Service Organizations totalled $37,903 and $2,244, $24,089 and $2,025, $27,198 and $2,555, and $22,473 and $1,499 with respect to the International, Emerging Americas, Pacific/Asia and Pan European Funds, respectively. Of these amounts, $36,955 and $2,244, $23,712 and $2,025, $26,836 and $2,555, and $22,338 and
$1,499 were paid to affiliates of U.S. Trust with respect to the International, Emerging Americas, Pacific/Asia and Pan European Funds, respectively.

Expenses
--------

          Except as otherwise noted, the Investment Adviser, Sub-Advisers and the Administrators bear all expenses in connection with the performance of their services. Each Fund bears the expenses incurred in its operations. Expenses of a Fund include taxes; interest; fees (including fees paid to its directors and officers who are not affiliated with the Distributor or the Administrators); Securities and Exchange Commission fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and meetings; and any extraordinary expenses. A Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

          If the expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Investment Adviser and the Administrators will reimburse the affected Fund for a portion of any such excess to the extent required by such regulations in proportion to the fees received by them in such year up to the amount of the fees payable to them, provided, however, to the extent required by such state regulations, the Investment Adviser and the Administrators have agreed to effect such reimbursement regardless of the fees payable to them. In addition, FACAM and FCEML have agreed to pay the Investment Adviser an amount equal to 70% and 50%, respectively, of each expense reimbursement made by the Investment Adviser to any Fund for which they are Sub-Adviser pursuant to the foregoing undertaking. The amounts of the above reimbursements, if any, will be estimated, reconciled and paid on a monthly basis. To Excelsior Fund's knowledge, of the applicable expense limitations in effect on the date of this Statement of Additional Information, none is more restrictive than the following: 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets and 1/2% of average annual net assets in excess of $100 million.


Custodian and Transfer Agent
----------------------------

          The Chase Manhattan Bank, N.A. ("Chase") serves as custodian of the Funds' assets. Under the custodian agreement, Chase has agreed to (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to Excelsior Fund's Board of Directors concerning the Funds' operations. Chase is entitled to monthly fees for furnishing custodial services according to the following fee schedule: on the face value of debt securities and the market value of equity securities, a fee at the annual rate of .05%; on issues held, $50.00 for each physical issue held, $25.00 for each book-entry issue held and 1/4 of 1% of market value for each foreign issue held; on transactions, $25.00 for each physical transaction, $15.00 for each book-entry transaction and $50.00 for each foreign security transaction. In addition, Chase is entitled to reimbursement for its out-of-pocket expenses in connection with the above services. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation.

          U.S. Trust also serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, U.S. Trust has agreed to (i) issue and redeem Shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to Excelsior Fund concerning the Fund's operations. For its transfer agency, dividend disbursing, and subaccounting services, U.S. Trust is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

          U.S. Trust may, at its own expense, delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that U.S. Trust shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, U.S. Trust has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust. For the services provided by CGFSC, U.S. Trust has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from Excelsior Fund for any of its sub-transfer agency services.

                                 PORTFOLIO TRANSACTIONS
                                 ----------------------

          Subject to the general control of Excelsior Fund's Board of Directors, the Investment Adviser is responsible for and makes decisions with respect to all U.S. securities acquired for the Funds. FACAM and FCEML supervise through their trading desks the execution of all transactions in foreign securities for the Funds for which they serve as Sub-Adviser.

          The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Funds' portfolio turnover rate may also be affected by cash requirements for redemptions of Shares and by regulatory provisions which enable a Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See "Financial Highlights" in the Funds' Prospectuses for the Funds' portfolio turnover rates.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. For the fiscal years ended March 31, 1993, March 31, 1994 and March 31, 1995, the International Fund paid brokerage commissions aggregating $177,294, $187,670 and $234,115, respectively. For the period from December 31, 1992 (commencement of operations) to March 31, 1993 and for the fiscal years ended March 31, 1994 and March 31, 1995, the Emerging Americas, Pacific/Asia and Pan European Funds paid brokerage commissions aggregating $13,100, $167,502 and $200,467; $57,218, $377,060 and $300,058; and $3,660, $97,169 and $88,275,
respectively.

          Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, a Fund, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession.

          The Investment Advisory Agreements between Excelsior Fund and U.S. Trust, and the Sub-Advisory Agreements between U.S. Trust and FACAM and between U.S. Trust and FCEML, provide that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser and Sub-Advisers will seek to obtain the best net price and the most favorable execution. The

Investment Adviser and Sub-Advisers shall consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of Excelsior Fund, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

          In addition, the Investment Advisory and Sub-Advisory Agreements authorize the Investment Adviser and Sub-Advisers, to the extent permitted by law and subject to the review of Excelsior Fund's Board of Directors from time to time with respect to the extent and continuation of the policy, to cause a Fund to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Investment Adviser and Sub-Advisers determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser and Sub-Advisers to the accounts as to which they exercise investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

          Supplementary research information so received is in addition to and not in lieu of services required to be performed by U.S. Trust, FACAM and FCEML and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to U.S. Trust, FACAM or FCEML in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to U.S. Trust, FACAM and FCEML in carrying out their obligations to the Funds.

          Portfolio securities will not be purchased from or sold to the Investment Adviser, Sub-Advisers, or the Distributor, or any affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission.

          Investment decisions for each Fund are made independently from those for other investment companies, common trust funds and other types of funds managed by U.S. Trust or FACAM or FCEML. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which U.S. Trust, FACAM or FCEML, as applicable, believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, U.S. Trust, FACAM and FCEML may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

          Excelsior Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by Excelsior Fund as of the close of its most recent fiscal year. As of March 31, 1995, the following Funds held the following securities of Excelsior Fund's regular brokers or dealers or their parents: (a) the International Fund held the following security: 27,000 shares of Nomura Securities Co., Ltd.; and (b) the Pacific/Asia Fund held the following security:
26,000 shares of Nomura Securities Co., Ltd. Nomura Securities International, Inc. is considered to be a regular broker or dealer of Excelsior Fund.


                              INDEPENDENT AUDITORS
                              --------------------

          Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of Excelsior Fund. The Funds' Financial Highlights included in the Prospectuses and the financial statements for the period ended March 31, 1995 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.


                                    COUNSEL
                                    -------

          Drinker Biddle & Reath (of which Mr. McConnel, Secretary of Excelsior Fund, is a partner), 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, is counsel to Excelsior Fund and will pass upon the legality of the Shares offered by the Prospectuses.

                    ADDITIONAL INFORMATION CONCERNING TAXES
                    ---------------------------------------

Generally
---------

          The following supplements the tax information contained in the Prospectuses.

          Each Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. If, for any reason, a Fund does not qualify for a taxable year for the special Federal tax treatment afforded regulated investment companies, the Fund would be subject to Federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          A Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "30% test"): (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. With respect to forward contracts, futures contracts, options on futures contracts, and other financial instruments subject to the mark-to-market rules described below under "Taxation of Certain Financial Instruments," the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a contract, option or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract, option or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract, option or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract, option or instrument is acquired and the termination date. Increases and decreases in the value of a Fund's forward contracts, futures contracts, options on futures contracts and other investments that qualify as part of a "designated hedge," as defined in Section 851(g) of the Code, may be netted for purposes of determining whether the 30% test is met.

          Each Fund will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that, upon the sale or exchange of Fund Shares, if the shareholder has not held such Shares for more than six months, any loss on the sale or exchange of those Shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the Shares.

          A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

Taxation of Certain Financial Instruments
-----------------------------------------

          Generally, futures contracts and options on futures held by a Fund at the close of its taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract or related option (the "40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts and related options will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts and options. Losses with respect to futures contracts to sell and related options, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Fund, are subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which are also applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and related options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell and related options which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts and options from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules, and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either
(1) to offset gains or losses from positions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts and options, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long term and no more than 40 percent of any net loss may be treated as short term.

          Certain foreign currency contracts entered into by the Funds (including forward foreign currency exchange transactions) may be subject to the "mark-to-market" rules described above. To receive such treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under these provisions. As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by the Funds may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

          The Funds' investments may also be subject to the provisions of Subpart J of the Code which govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with the Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar-denominated investments that a Fund may make (such as non-U.S. dollar-denominated debt securities and obligations and certain preferred stocks) and some of the foreign currency contracts a Fund may enter into will be subject to the special currency rules described above. Exchange gains and losses attributable to foreign currency transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gains or losses and will not be segregated from the gain or loss on the underlying transaction.

          The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state and local taxes.


                            PERFORMANCE INFORMATION
                            -----------------------

          The Funds may advertise the "average annual total return" for its Shares. Such return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                      ERV /1/n/
                               T = [(-----) - 1]
                                       P

    Where:  T =  average annual total return.

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

            P =  hypothetical initial payment of $1,000.

            n =  period covered by the computation, expressed in years.

          Each Fund that advertises an "aggregate total return" for its Shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                   ERV
       Aggregate Total Return = [(------)] - 1
                                    P

          The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per Share existing on the reinvestment date (reflecting any sales load charged upon such reinvestment), (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with the purchase of Shares.

          Based on the foregoing calculations, the average annual total returns for the Shares of the International Fund for the one year period ended March 31, 1995, for the five-year period ended March 31, 1995, and for the period from July 21, 1987 (commencement of operations) to March 31, 1995 were (6.33)%, 1.67%, and 4.60%, respectively. The average annual total returns for the Shares of the Emerging Americas, Pacific/Asia and Pan European Funds for the one year period ended March 31, 1995 and for the period from December 31, 1992 (commencement of operations) to March 31, 1995 were (33.61) and (10.10)%, (0.38)% and (4.90)%, and 13.78% and 6.40%, respectively.

          The Funds may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement, sales literature or communication by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. A Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

          The total return of Shares of a Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal
                     ----- --------  ------  --------  --- ---- ------ -------
and The New York Times, or in publications of a local or regional nature, may
    --- --- ---- -----
also be used in comparing the performance of a Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including without limitation, those factors, strategies and techniques that together with market conditions and events, materially affected each Fund's performance.

          The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions of a Fund investment are reinvested by being paid in additional Fund Shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund Shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Investment Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and Shares of a Fund. In addition, advertisement, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                 MISCELLANEOUS
                                 -------------

          As used in the Prospectuses, "assets belonging to a Fund" means the consideration received upon the issuance of Shares in a Fund together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of Excelsior Fund not belonging to a particular portfolio of Excelsior Fund. In determining a Fund's net asset value, assets belonging to the Fund are charged with the direct liabilities in respect of the Fund and with a share of the general liabilities of Excelsior Fund which are normally allocated in proportion to the relative asset values of Excelsior Fund's portfolios at the time of allocation. Subject to the provisions of Excelsior Fund's Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.

          As of July 11, 1995, U.S. Trust held of record substantially all of the Shares in the Funds as agent or custodian for its customers, but did not own such Shares beneficially because it did not have discretion to vote or invest such Shares.

                             FINANCIAL STATEMENTS
                             --------------------

          Excelsior Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1995 (the "Annual Report") for the international equity portfolios accompanies this Statement of Additional Information. The financial statements in the Annual Report for the International, Emerging Americas, Pacific/Asia and Pan European Funds (the "Financial Statements") are incorporated in this Statement of Additional Information by reference. The Financial Statements included in the Annual Report for the fiscal year ended March 31, 1995 have been audited by Excelsior Fund's independent auditors, Ernst & Young LLP, whose reports thereon also appear in such Annual Report and are incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Additional copies of the Annual Report may be obtained at no charge by telephoning CGFSC at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------


COMMERCIAL PAPER RATINGS
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1+" - Obligations supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by a strong capacity for timely repayment.

          "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

          "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

          "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

          "D" - Obligations which have a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

          The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.


          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                             EXCELSIOR FUNDS, INC.

                                  Equity Fund
                            Income and Growth Fund
                        Long-Term Supply of Energy Fund
                          Productivity Enhancers Fund
              Environmentally-Related Products and Services Fund
                             Aging of America Fund
                     Communication and Entertainment Fund
                  Business and Industrial Restructuring Fund
                            Global Competitors Fund
                             Early Life Cycle Fund



                      STATEMENT OF ADDITIONAL INFORMATION



                                August 1, 1995

                        (as revised on January 1, 1996)


This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectuses for the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds (individually, a "Fund" and collectively, the "Funds") of Excelsior Funds, Inc. ("Excelsior Fund") dated August 1, 1995 (as revised on January 1, 1996) (the "Prospectuses"). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectuses. This Statement of Additional Information relates to Trust Shares of the Equity, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds and to the other series of shares in each of the Funds that does not bear the expense of 12b-1 fees (the "Services Shares" and, collectively with the Trust Shares, the "Shares"). No investment in Shares of the Funds described herein (collectively, the "Shares") should be made without reading the Prospectuses. A copy of the Prospectus may be obtained by writing Excelsior Fund c/o Chase Global Funds Service Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling (800) 446-1012.

                               TABLE OF CONTENTS
                               -----------------



                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES AND POLICIES........................................    1

  Other Investment Considerations -
    Equity and Theme Funds................................................    1
  Other Investment Considerations -
    Income and Growth Fund................................................    3
  Additional Information on Portfolio Instruments.........................    4
  Additional Investment Limitations.......................................   12

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................   15

INVESTOR PROGRAMS.........................................................   22

  Systematic Withdrawal Plan..............................................   22
  Exchange Privilege......................................................   22
  Other Investor Programs.................................................   23

DESCRIPTION OF CAPITAL STOCK..............................................   23

MANAGEMENT OF THE FUNDS...................................................   25

  Directors and Officers..................................................   25
  Investment Advisory and Administration Agreements.......................   28
  Service Organizations...................................................   31
  Expenses................................................................   33
  Custodian and Transfer Agent............................................   33

PORTFOLIO TRANSACTIONS....................................................   35

INDEPENDENT AUDITORS......................................................   37

COUNSEL...................................................................   37

ADDITIONAL INFORMATION CONCERNING TAXES...................................   37

PERFORMANCE INFORMATION...................................................   39

MISCELLANEOUS.............................................................   42

FINANCIAL STATEMENTS......................................................   43

APPENDIX..................................................................  A-1

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------


          The investment objective of the Equity Fund and of the Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds (collectively, the "Theme Funds") is to seek long-term capital appreciation. The investment objective of the Income and Growth Fund is to seek to provide moderate current income and to attempt to achieve capital appreciation. Under normal market and economic conditions, each Fund invests a significant portion of its assets in common stock, preferred stock and debt securities convertible into common stock. The following policies supplement the Funds' investment objectives and policies as set forth in the Prospectuses.

Other Investment Considerations - Equity Fund and Theme Funds
-------------------------------------------------------------


          The Equity Fund and the Theme Funds invest primarily in common stocks, but each Fund may purchase both preferred stocks and securities convertible into common stock at the discretion of United States Trust Company of New York (the "Investment Adviser" or "U.S. Trust"). While current income is secondary to the objective of long-term capital appreciation, Excelsior Fund expects that the broad and diversified strategies utilized by the Investment Adviser will result in somewhat more current income than would be generated if the Investment Adviser utilized a single strategy more narrowly focused on rapid growth of principal and involving exposure to higher levels of risk.

          The Investment Adviser's investment philosophy is to identify investment values available in the market at attractive prices. Investment value arises from the ability to generate earnings or from the ownership of assets or resources. Underlying earnings potential and asset values are frequently demonstrable but not recognized in the market prices of the securities representing their ownership. The Investment Adviser employs the following three different but closely interrelated portfolio strategies to focus and organize its search for investment values.

          1.   Problem/Opportunity Companies.  Important investment
               -----------------------------
opportunities often occur where companies develop solutions to large, complex, fundamental problems, such as declining industrial productivity; rising costs and declining sources of energy; the economic imbalances and value erosion caused by years of high inflation and interest rates; the soaring costs and competing priorities of providing health care; and the accelerating interdependence and "shrinking size" of the world.

          Solutions or parts of solutions to large problems may be generated by established companies or comparatively new companies of all sizes through the development of new products, technologies or services, or through new applications of older ones.

          Investment in such companies represents a very wide range of investment potential, current income return rates, and exposure to fundamental and market risks. Income generated by each Funds' investments in these companies would be expected to be moderate, characterized by lesser rates than those of a fund whose sole objective is current income, and somewhat higher rates than those of a higher-risk growth fund.

          2.   Transaction Value Companies.  In the opinion of the Investment
               ---------------------------
Adviser, the stock market frequently values the aggregate ownership of a company at a substantially lower figure than its component assets would be worth if they were sold off separately over time. Such assets may include intangible assets such as product and market franchises, operating know-how, or distribution systems, as well as such tangible properties as oil reserves, timber, real estate, or production facilities. Investment opportunities in these companies are determined by the magnitude of difference between economic worth and current market price.

          Market undervaluations are very often corrected by purchase and sale, restructuring of the company, or market appreciation to recognize the actual worth. The recognition process may well occur over time, however, incurring a form of time-exposure risk. Success from investing in these companies is often great, but may well be achieved only after a waiting period of inactivity.

          Income derived from investing in undervalued companies is expected to be moderately greater than that derived from investments in either the Problem/Opportunity or Early Life Cycle companies.

          3.   Early Life Cycle Companies.  Investments in Early Life Cycle
               --------------------------
companies tend to be narrowly focused on an objective of higher rates of capital appreciation. They correspondingly will involve a significantly greater degree of risk and the reduction of current income to a negligible level. Such investments will not be limited to new, small companies engaged only in frontier technology, but will seek opportunities for maximum appreciation through the full spectrum of business operations, products, services, and asset values. Consequently, the Funds' investments in Early Life Cycle companies are primarily in younger, small- to medium- sized companies in the early stages of their development. Such companies are usually more flexible in trying new approaches to problem-solving and in making new or different employment of assets. Because of the high risk level involved, the ratio of success among such companies is lower than the average, but for those companies which succeed, the magnitude of investment reward is potentially higher.

Other Investment Considerations - Income and Growth Fund
--------------------------------------------------------

          The Income and Growth Fund is expected to have a greater portion of its assets invested in debt obligations under normal market conditions than the Equity Fund and Theme Funds. Further, although the Investment Adviser will generally use the three strategies described above for the Equity and Theme Funds, the Income and Growth Fund will generally invest in those companies which are expected to generate the greater income. As a result, the Income and Growth Fund is likely to have a relatively small portion of its assets invested in Early Life Cycle companies.

          As stated in the Prospectuses, the Income and Growth Fund may invest up to 10% of its assets in instruments such as liquidating trust receipts; certificates of beneficial ownership; limited partnership interests; creditor claims; loan participations; and warrants, options and other rights to purchase securities. Liquidating trust receipts, as well as certificates of beneficial interest, acquired by the Income and Growth Fund represent interests in trusts holding specific assets. In the case of a liquidating trust, such assets may include airplanes, ships and trucks that have been leased to third parties. Limited partnership interests acquired by the Fund may represent equitable interests in enterprises engaged in activities related to leasing of electronic, computer and other types of equipment. Normally, the profits and losses attributable to the foregoing types of instruments pass directly to the holders of the instruments and are not taxed at the trust or partnership level.

          Creditor claims (which may be in the form of notes or debentures) acquired by the Income and Growth Fund comprise debt obligations of companies being reorganized under bankruptcy or insolvency laws. Creditor claims normally sell at a substantial discount from their face value, may be convertible into stock of the reorganized company, and have a high degree of potential risk and reward. Loan participations acquired by the Income and Growth Fund represent interests in either separate, privately negotiated loans that have been made by lending institutions to third parties or pools of privately negotiated loans maintained in the loan portfolios of lending institutions. Lending institutions may sell loan participations to the Income and Growth Fund and other institutional investors in order to achieve additional revenues and to reduce their exposure on the loans involved, as well as for other reasons. Loan participations are considered to be illiquid securities subject to the 10% limitation on investments in illiquid securities described in the Prospectuses.

          The instruments described above may provide a higher than normal rate of return but may also entail greater risks. These risks include the absence of any secondary or other organized market for certain instruments that the Income and Growth Fund may acquire; the likelihood that the transfer of certain instruments will otherwise be restricted because they have not been registered under Federal or state securities laws; the probability that certain instruments will represent interests in a single asset or project and will be entirely dependent upon market and economic factors affecting such asset or project and upon the skill of project managers to produce value; the possibility of volatile changes in the value of an instrument because of changes in the value of the asset underlying the instrument; the possibility that certain instruments will be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the risk that the underlying portfolio company will fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"); the possibility that the Fund's loss with respect to an instrument may exceed the amount of its investment; and, with respect to creditor claims and other debt instruments, the quality of the credit extended. In addition, as discussed in the Prospectuses, income from some of the instruments described above may be non-qualifying income for purposes of the Code and must be monitored by the Investment Adviser so that the amount of any such non-qualifying income does not exceed the amount permitted by the Code.
The Investment Adviser will purchase such instruments only when it determines that the expected return justifies the attendant risks.

Additional Information on Portfolio Instruments
-----------------------------------------------

          Options
          -------

          As stated in the Prospectuses, the Income and Growth Fund and the Theme Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Such purchases would be in an amount not exceeding 5% of each such Fund's net assets. Purchase of options is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract.
A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Income and Growth and Theme Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

          Also as stated in the Prospectuses, each Fund may engage in writing covered call options and enter into closing purchase transactions with respect to such options. When any of the Funds writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. The Funds will write an option on a particular security only if the Investment Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Funds to make a closing purchase transaction in order to close out its position.

          When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Funds and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

          Repurchase Agreements
          ---------------------

          The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

          Futures Contracts and Related Options
          -------------------------------------

          The Theme Funds may invest in futures contracts and options thereon. The Theme Funds may enter into interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts may be used by the Theme Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

          Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with a Fund's securities investments. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

          Successful use of futures by the Theme Funds is also subject to the Investment Adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions by the Theme Funds involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom such Fund has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


          Options on Futures Contracts
          ----------------------------

          The Theme Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by its fundamental investment policies, the Fund does not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

          When-Issued and Forward Transactions
          ------------------------------------

          When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

          A Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When a Fund engages in "when-issued" or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          Forward Currency Transactions
          -----------------------------

          Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange markets, or by entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. In this respect, forward currency contracts are similar to foreign currency futures contracts; however, unlike futures contracts which are traded on recognized commodities exchange forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

          A Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Funds engage in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing cash and/or certain liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing cash and/or certain liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a forward currency position generally by entering into an offsetting position.

          The transaction costs to the Funds of engaging in forward currency transactions described in the Prospectus vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Investment Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

          At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

          Securities Lending
          ------------------

          When a Fund lends its securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to lent securities pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

          Restricted Securities
          ---------------------

          The Productivity Enhancers Fund may invest in restricted securities (privately placed securities) and other securities without readily available market quotations. The Fund's investments in securities without readily available market quotations will not exceed 5% of its total assets at the time of purchase. Restricted securities may be sold only in private transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration may be required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Certain transactions in restricted securities may qualify for the registration exemption provided in Rule 144A under the 1933 Act.

Additional Investment Limitations
---------------------------------


          In addition to the investment limitations disclosed in the Prospectuses, the Funds are subject to the investment limitations enumerated below. Fundamental investment limitations may be changed with respect to a Fund only by a vote of a majority of the holders of such Fund's outstanding Shares (as defined under "Miscellaneous" in the Prospectuses). However, investment limitations which are "operating policies" with respect to a Fund may be changed by Excelsior Fund's Board of Directors upon reasonable notice to Investors.

          The following investment limitations are fundamental with respect to each Fund. Each Fund may not:

          1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          2. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate; and

          3. Issue any senior securities, except insofar as any borrowing in accordance with a Fund's investment limitation contained in the Prospectuses might be considered to be the issuance of a senior security.

          The following investment limitations are fundamental with respect to the Equity and Income and Growth Funds, but are operating policies with respect to the Theme Funds. No Fund may:

          4. Purchase securities on margin, make short sales of securities, or maintain a short position;

          5. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that each Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such option, the aggregate value of the securities subject to the options written by the Fund involved does not exceed 25% of the value of its total assets; and provided that the Income and Growth Fund and Theme Funds may purchase options and other rights in accordance with their investment objectives and policies;

          6. Invest in companies for the purpose of exercising management or control;

          7. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years; and

          8. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

          The following investment limitation is fundamental with respect to the Equity and Income and Growth Funds. The Equity and Income and Growth Funds may not:

          9. Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that this shall not prohibit either Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities or the Income and Growth Fund from investing in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objectives and policies.

          The following investment limitation is fundamental with respect to the Theme Funds. Each Theme Fund may not:

          10. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that i) this shall not prohibit any Theme Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities or from investing in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objectives and policies, and ii) each Theme Fund may enter into futures contracts and futures options.

                                  *    *    *

          For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.


          In addition to the above investment limitations, Excelsior
Fund currently intends to limit the Funds' investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of the net assets of the Fund involved. Included within that amount, but not to exceed 2% of the value of a Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For the purpose of this limitation, warrants acquired by a Fund in units or attached to securities will be deemed to be without value. The Funds also intend to refrain from entering into arbitrage transactions.

          Each of the Equity and Income and Growth Funds may not purchase or sell commodities except as provided in Investment Limitation No. 9 above.

          Pursuant to the requirements of state securities laws, each Fund currently intends to limit its option transactions so that they do not exceed, at the time when they are written, 25% of the net (rather than total) assets of the particular Fund involved. See Investment Limitation No. 5 above.

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's securities will not constitute a violation of such limitation.

          In order to permit the sale of Shares in certain states, Excelsior Fund may make on behalf of the Funds other commitments more restrictive than the investment policies and limitations described above and in the Prospectuses. Should Excelsior Fund determine that any such commitment is no longer in the Funds' best interests, it will revoke the commitment by terminating sales of Shares to investors residing in the state involved.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

          Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectuses, Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Service Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.


          Pursuant to Rule 12b-1 of the 1940 Act, Excelsior Fund has adopted a Distribution Plan (the "Distribution Plan") which permits the Trust Shares of the Funds to bear certain expenses in connection with the distribution of those Shares. As required by Rule 12b-1, the Funds' Distribution Plan and related distribution agreement have been approved, and are subject to annual approval by, a majority of Excelsior Fund's Board of Directors, and by a majority of the directors who are not interested persons of Excelsior
Fund and have no direct or indirect interest in the operation of the Distribution Plan or any agreement relating to the Distribution Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan and related agreement. Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Funds' case, the Distributor) provide for the directors' review quarterly reports on the amounts expended and the purposes for the expenditures.

          Any change in the Distribution Plan that would materially increase the distribution expenses of Trust Shares requires approval by holders of those Shares, but otherwise, the Distribution Plan may be amended by the directors, including a majority of the disinterested directors who do not have any direct or indirect financial interest in the Distribution Plan or any related agreement. The Distribution Plan and related agreement may be terminated as to a particular Fund by a vote of a majority of Excelsior Fund's disinterested directors or by vote of the holders of a majority of the Trust Shares of the Fund.

          The Distribution Plan provides that each Fund will reimburse the Distributor for distribution expenses in an amount not to exceed the annual rate of .75% of the average daily net asset value of outstanding Trust Shares of the Fund. The Trust Shares of the Equity, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds currently bear the expense of such payments at the annual rate of .35% of the average daily net asset value of each such Fund's outstanding Trust Shares. Distribution expenses payable by the Distributor pursuant to the Distribution Plan include direct and indirect costs and expenses incurred in connection with advertising and marketing a Fund's Distribution Shares, and direct and indirect costs and expenses of preparing, printing and distributing its prospectuses to other than current shareholders and payments to financial institutions that are not affiliated with the Distributor ("Distribution Organizations").

          The Distribution Plan will continue in effect for successive one year periods, provided that such continuance is specifically approved by the vote of a majority of the directors who are not parties to the Distribution Plan or interested persons of any such party and who have no direct or indirect financial interest in the Distribution Plan or any related agreement and the vote of a majority of the entire Board of Directors.


          Any material amendment to Excelsior Fund's arrangements with Distribution Organizations must be approved by a majority of Excelsior Fund's Board of Directors (including a majority of the disinterested directors). So long as the Distribution Plan is in effect, the selection and nomination of the members of Excelsior Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of Excelsior Fund will be committed to the discretion of such non-interested directors.

          Shares of the Funds are offered for sale with a maximum sales charge of 4.50%. An illustration of the computation of the offering price per share of the Funds, using the value of each Fund's net assets and number of outstanding securities at the close of business on March 31, 1995 and the value of the initial capitalization of each Fund's Trust Shares prior to the commencement of operations, is as follows:

                                                Income
                                 Equity        & Growth
                                  Fund           Fund
                             Service Shares Service Shares
                             -------------- --------------
Net Assets..................  $137,416,899   $99,924,587
Outstanding Shares..........     6,420,813     8,455,564

Net Asset Value Per Share...  $      21.40   $     11.82

Sales Charge (4.50% of the
  offering price)...........  $       1.01   $       .56

Offering to Public..........  $      22.41   $     12.38

                               Long-Term
                               ---------
                                 Supply     Productivity  Environmentally-
                                 ------     ------------  ----------------
                               of Energy     Enhancers    Related Products     Aging of
                               ---------     ---------    ----------------     --------
                                  Fund          Fund        and Services       America
                                  ----          ----        ------------       -------
                                Service       Service           Fund             Fund
                                -------       -------           ----             ----
                                 Shares        Shares      Service Shares   Service Shares
                                 ------        ------      --------------   --------------
Net Assets..................  $ 15,812,874   $18,265,270     $4,359,023      $22,173,584

Outstanding Shares..........     1,996,785     2,250,747        701,832        2,826,981

Net Asset Value Per Share...  $       7.92   $      8.12     $     6.21      $      7.84

Sales Charge (4.50% of the
  offering price)...........  $        .37   $       .38     $      .29      $       .37

Offering to Public..........  $       8.29   $      8.50     $     6.50      $      8.21

                              Communication
                              -------------
                                   and        Business and
                                   ---        ------------
                              Entertainment    Industrial        Global        Early Life
                              -------------    ----------        ------        ----------
                                  Fund       Restructuring    Competitors        Cycle
                                  ----       -------------    -----------        -----
                                 Service          Fund            Fund            Fund
                                 -------          ----            ----            ----
                                 Shares      Service Shares  Service Shares  Service Shares
                                 ------      --------------  --------------  --------------
Net Assets..................   $29,914,390    $30,182,757     $25,494,628     $47,782,354

Outstanding Shares..........     3,101,632      2,861,323       2,968,007       4,892,316

Net Asset Value Per Share...   $      9.64    $     10.55     $      8.59     $      9.77

Sales Charge (4.50% of the
 offering price)............   $       .45    $       .50     $       .40     $       .46

Offering to Public..........   $     10.09    $     11.05     $      8.99     $     10.23
===========================================================================================

                                 Equity
                                  Fund
                                 Trust
                                 Shares
                              -------------
Net Assets..................    $ 100.00
Outstanding Shares..........          10

Net Asset Value Per Share...    $  10.00

Sales Charge (4.50% of the
 offering price)............    $    .47

Offering to Public..........    $  10.47

                                Aging of
                                --------
                                 America
                                 -------
                                   Fund
                                   ----
                                  Trust
                                  -----
                                  Shares
                                  ------
Net Assets..................    $ 100.00

Outstanding Shares..........          10

Net Asset Value Per Share...    $  10.00

Sales Charge (4.50% of the
 offering price)............    $    .47

Offering to Public..........    $  10.47

                              Communication   Business and
                              -------------   ------------
                                   and         Industrial                    Early Life
                                   ---         ----------                    ----------
                              Entertainment  Restructuring      Global         Cycle
                              -------------  -------------      ------          -----
                                   Fund          Fund        Competitors        Fund
                                   ----          ----        -----------        ----
                                   Trust         Trust          Fund           Trust
                                   -----         -----          ----           -----
                                  Shares        Shares      Trust Shares       Shares
                                  ------        ------      ------------       ------
Net Assets..................    $ 100.00      $ 100.00       $ 100.00        $ 100.00

Outstanding Shares..........          10            10             10              10

Net Asset Value Per Share...    $  10.00      $  10.00       $  10.00        $  10.00

Sales Charge (4.50% of the
 offering price)............    $    .47      $    .47       $    .47        $    .47

Offering to Public..........    $  10.47      $  10.47       $  10.47        $  10.47
===========================================================================================


          As stated in the Prospectuses, the sales load described above will not be applicable to: (a) purchases of Shares by customers of the Investment Adviser or its affiliates; (b) trust, agency or custodial accounts opened through the trust department of a bank, trust company or thrift institution, provided that appropriate notification of such status is given at the time of investment; (c) companies, corporations and partnerships (excluding full service broker/dealers and financial planners, registered investment advisers and depository institutions not covered by the exemptions in (d) and (e) below); (d) financial planners and registered investment advisers not affiliated with or clearing purchases through full service broker/dealers; (e) purchases of Shares by depository institutions for their own account as principal; (f) exchange transactions (described below under "Investor Programs -- Exchange Privilege") where the Shares being exchanged were acquired in connection with the distribution of assets held in trust, agency or custodial accounts maintained with the trust department of a bank; (g) corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh accounts) sponsored by the Distributor and IRA accounts sponsored by the Investment Adviser; (h) company-sponsored employee pension or retirement plans making direct investments in the Funds; (i) purchases of Shares by officers, trustees, directors, employees, former employees and retirees of Excelsior Fund, Excelsior Tax-Exempt
Funds, Inc. ("Excelsior Tax-Exempt Fund"), the Investment Adviser, the Distributor or of any direct or indirect affiliate of any of them; (j) purchases of Shares by all beneficial shareholders of Excelsior Fund or Excelsior Tax-Exempt Fund as of May 22, 1989; (k) purchases of Shares by investment advisers registered under the Investment Advisers Act of 1940 for their customers through an omnibus account established with United States Trust Company of New York; (l) purchases of Shares by directors, officers and employees of brokers and dealers selling shares pursuant to a selling agreement with Excelsior Fund and Excelsior Tax-Exempt Fund; (m) purchase of shares by investors who are members of affinity groups serviced by USAffinity Investments Limited Partnership; and (n) customers of certain financial institutions who purchase shares through a registered representative of UST Financial Services Corp. on the premises of their financial institutions. In addition, no sales load is charged on the reinvestment of dividends or distributions or in connection with certain share exchange transactions. Investors who have previously redeemed shares in a portfolio of Excelsior Fund or Excelsior Tax-Exempt Fund on which a sales load has been paid also have a one-time privilege of purchasing shares of another portfolio of either company at net asset value without a sales charge, provided that such privilege will apply only to purchases made within 30 calendar days from the date of redemption and only with respect to the amount of the redemption.

          Total sales charges paid by shareholders of the Equity and Income and Growth Funds during the fiscal years ended March 31, 1995, 1994 and 1993 were $7,492 and $1,713, respectively, $10,877 and $5,866, respectively and $17,258 and $5,665, respectively. Of these respective amounts, UST Distributors, Inc., the Funds' former distributor, retained $7,092, $9,249 and $12,392 with respect to the Equity Fund and $1,703, $5,037 and $3,859 with respect to the Income and Growth Fund for the fiscal years ended March 31, 1995, 1994 and 1993. The balance was paid to selling dealers. For the fiscal years ended March 31, 1995 and 1994 and during the period from December 31, 1992 (commencement of operations) to March 31, 1993, total sales charges paid by shareholders of the Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds were $84, $315 and $0; $143, $181 and $2; $0, $45 and $0; $357, $272 and
$666; $438, $2,453 and $587; $779, $1,672 and $558; $353, $136 and $0; and
$1,107, $840 and $22, respectively. Of these respective amounts, UST Distributors, Inc., the Funds' former distributor, retained $84, $280 and $0 with respect to the Long-Term Supply of Energy Fund; $143, $160 and $2 with respect to the Productivity Enhancers Fund; $0, $0 and $0 with respect to the Environmentally-Related Products and Services Fund; $37, $200 and $600 with respect to the Aging of America Fund; $438, $2,175 and $48 with respect to the Communication and Entertainment Fund;

$779, $1,282 and $68 with respect to the Business and Industrial Restructuring Fund; $353, $120 and $0 with respect to the Global Competitors Fund; and $1,107, $744 and $22 with respect to the Early Life Cycle Fund. The balance was paid to selling dealers.


          Excelsior Fund may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission.

          In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.


          Excelsior Fund reserves the right to honor any request for redemption or repurchase of a Fund's Shares by making payment in whole or in part in securities chosen by Excelsior Fund and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Such redemptions in kind will be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.


          Under limited circumstances, Excelsior Fund may accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or
                                              ---------
statutory merger, or will be limited to other securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) that: (a) meet the investment objective and policies of any Fund acquiring such securities; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of market; and (d) have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, New York Stock Exchange or NASDAQ, or as evidenced by their status as U.S. Government securities, bank certificates of deposit, banker's acceptances, corporate and other debt securities that are actively traded, money market securities and other similar securities with a readily ascertainable value.

                               INVESTOR PROGRAMS
                               -----------------

Systematic Withdrawal Plan
--------------------------

          An investor who owns Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The investor may request:

          (1)  A fixed-dollar withdrawal;

          (2)  A fixed-share withdrawal;

          (3) A fixed-percentage withdrawal (based on the current value of the account); or

          (4)  A declining-balance withdrawal.

Prior to participating in a Systematic Withdrawal Plan, the investor must deposit any outstanding certificates for Shares with Chase Global Funds Service Company, the Funds' sub-transfer agent. Under this Plan, dividends and distributions are automatically reinvested in additional Shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Shares and the appreciation of the investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege
------------------


          Investors and Customers of Shareholder Organizations may exchange Shares having a value of at least $500 for shares of the same series of any other portfolio of Excelsior Fund or Excelsior Tax-Exempt Fund (the "Companies"). Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies. As of the date of this Statement of Additional Information, Trust Shares were available only in the Equity, Global Competitors, Aging of America, Communication and Entertainment, Business and Industrial Restructuring and Early Life Cycle Funds of Excelsior Fund. In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies reserve the right to limit the number of exchange requests of investors to no more than six per year. The Companies may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures relating to, such programs directly from their Shareholder Organizations.

          For Federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the Shares to be given up in exchange is more or less than the basis in such Shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of Shares in his or her tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the shareholder effects an exchange of Shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged Shares but may be included (subject to the limitation) in the tax basis of the new shares.

Other Investor Programs
-----------------------

          As described in the Prospectuses, Shares of the Funds may be purchased in connection with the Automatic Investment Program, and certain Retirement Programs. Customers of Shareholder Organizations may obtain information on the availability of, and the fees and procedures relating to, such programs directly from their Shareholder Organizations.


                          DESCRIPTION OF CAPITAL STOCK
                          ----------------------------


          Excelsior Fund's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of capital stock, and to classify or reclassify any unissued shares of Excelsior Fund into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Prospectuses describe the classes of shares into which Excelsior Fund's authorized capital is currently classified.

          Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectuses, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, shareholders of any series of that Fund are entitled to receive the assets available for distribution belonging to that Fund and allocable to such series and a proportionate distribution, based upon the relative asset values of Excelsior Fund's portfolios, of any general assets of Excelsior Fund not belonging to any particular portfolio of Excelsior Fund which are available for distribution. In the event of a liquidation or dissolution of Excelsior Fund, its shareholders will be entitled to the same distribution process.


          Shareholders of Excelsior Fund are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of Excelsior Fund's shares may elect all of Excelsior
Fund's directors, regardless of votes of other shareholders.


          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Excelsior Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of Excelsior
Fund voting without regard to class.


          Excelsior Fund's Charter authorizes its Board of Directors, without shareholder approval (unless otherwise required by applicable law), to
(a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding Shares of the

Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of Excelsior Fund, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding Shares of the Fund involved to be redeemed at their net asset value or converted into shares of another class of Excelsior
Fund's capital stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.


          Notwithstanding any provision of Maryland law requiring a greater vote of Excelsior Fund's Common Stock (or of the Shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by Excelsior Fund's Charter, Excelsior Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of Excelsior Fund voting without regard to class or series.


                            MANAGEMENT OF THE FUNDS
                            -----------------------

Directors and Officers
----------------------


          The directors and executive officers of Excelsior Fund, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                             Position         Principal Occupation
                             with             During Past 5 Years and
Name and Address             Excelsior Fund   Other Affiliations
----------------             --------------   -----------------------
Alfred C. Tannachion/1/      Chairman of the  Retired.
1135 Hyde Park Court         Board, President
Mahwah, NJ  07430            and Treasurer
Age 69

Donald L. Campbell           Director         Retired; Senior Vice
333 East 69th Street                          President, Royal Insurance
Apt. 10-H                                     Company, Inc., until August,
New York, NY 10021                            1989; Director, Royal Life
Age 69                                        Insurance Co. of N.Y.

Joseph H. Dugan              Director         Retired; President, CEO and
913 Franklin Lake Road                        Director, L.B. Foster
Franklin Lakes, NJ  07417                     Company (tubular products),
Age 70                                        from September, 1987 until
                                              May, 1990; Executive Vice
                                              President and COO, L.B. Foster
                                              Company, from September, 1986
                                              until September, 1987; Senior
                                              Vice President -- Finance,
                                              Chief Financial Officer and
                                              Director, Todd Shipyards
                                              Corporation, prior to
                                              January 3, 1986.

Wolfe J. Frankl              Director         Retired; Director, Deutsche Bank
40 Gooseneck Lane                             Financial, Inc.; Director,
Charlottesville, VA  22903                    The Harbus Corporation;
Age 74                                        Trustee, Mariner Funds Trust.

Robert A. Robinson           Director         President Emeritus, The
Church Pension Fund                           Church Pension Fund and its
800 Second Avenue                             affiliated companies, since
New York, NY  10017                           1968; Trustee, Mariner Funds
Age 69                                        Trust; Trustee, H.B. and
                                              F.H. Bugher Foundation and
                                              Director of its wholly owned
                                              subsidiaries -- Rosiclear Lead and
                                              Flourspar Mining Co. and The Pigmy
                                              Corporation; Director, Morehouse
                                              Publishing Co.

Frederick S. Wonham/1/       Director         Retired; Vice Chairman of U.S.
238 June Road                                 Trust Corporation and U.S. Trust
Stamford, CT  06903                           Co. of New York, until September,
Age 64                                        1995; Chairman, U.S. Trust of
                                              Connecticut.

W. Bruce McConnel, III       Secretary        Partner of the law firm
Philadelphia National                         of Drinker Biddle & Reath.
 Bank Building
1345 Chestnut Street
Philadelphia, PA 19107
Age 52

Michael Leary                Assistant        Assistant Treasurer, Chase Global
Chase Global Funds           Secretary        Funds Service Company, since
 Service Company                              December, 1993; Audit Manager,
73 Tremont Street                             Ernst & Young, from August, 1988
Boston, MA  02108-3913                        to December, 1993.
Age 30

John M. Corcoran             Assistant        Second Vice President,
Chase Global Funds           Treasurer        Manager of Administration,
Service Company                               Chase Global Funds
                                              Service Company

/1/ This director is considered to be an "interested person" of Excelsior Fund as defined in the 1940 Act.

          Each director of Excelsior Fund receives an annual fee of $9,000 plus a meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to Excelsior Fund. The employees of Chase Global Funds Service Company do not receive any compensation from Excelsior Fund for acting as officers of Excelsior Fund. No person who is currently an officer, director or employee of the Investment Adviser serves as an officer, director or employee of Excelsior Fund. The directors and officers of Excelsior Fund as a group own less than 1% of the Shares of each Fund.


          The following chart provides certain information about the fees received by Excelsior Fund's directors in the most recently completed fiscal year.

                                                                 Pension or
                                                                 Retirement                Total
                                                                  Benefits              Compensation
                                                                 Accrued as          from Excelsior Fund
                                          Aggregate                Part of                and Fund
               Name of                Compensation from             Fund              Complex/*/ Paid
           Person/Position              Excelsior Fund            Expenses                   to
           ---------------            -----------------          ----------          -------------------
Directors
---------
       Alfred C. Tannachion                 $20,000                  None                  $40,000
       Chairman of the Board,
       President and Treasurer

       Donald L. Campbell                   $15,000                  None                  $30,000
       Director

       Joseph H. Dugan                      $15,000                  None                  $30,000
       Director

       Wolfe J. Frankl                      $15,000                  None                  $30,000
       Director

       Robert A. Robinson                   $15,000                  None                  $30,000
       Director

       Frederick S. Wonham/+/               $     0                  None                  $     0
       Director

---------------------------

/*/  The "Fund Complex" consists of Excelsior Funds, Inc.,
     Excelsior Tax-Exempt Funds, Inc. and UST Master Variable Series, Inc.
     For the year ended March 31, 1995, UST Master Variable Series, Inc. did not pay any directors' fees.


/+/ Frederick S. Wonham was elected to the Board of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. on November 17, 1995.


Investment Advisory and Administration Agreements
-------------------------------------------------

          United States Trust Company of New York serves as Investment Adviser to the Funds. In the Investment Advisory Agreement, the Investment Adviser has agreed to provide the services described in the Prospectuses. The Investment Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, purchased for the Funds.


          For the fiscal year ended March 31, 1993, Excelsior Fund paid the Investment Adviser $658,533 and $233,667 with respect to the Equity Fund and the Income and Growth Fund, respectively. For the period from December 31, 1992

(commencement of operations) to March 31, 1993, the Investment Adviser received no advisory fees with respect to the Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds. For the same period, the Investment Adviser waived fees totalling $900, $2,899, $2,681, $2,353, $4,787, $1,266,
$1,731 and $4,895 with respect to the Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively.


          For the fiscal year ended March 31, 1994, Excelsior Fund paid the Investment Adviser $870,735, $555,404, $599, $12,682, $0, $2,216, $59,196,
$4,566, $5,162 and $53,036 with respect to the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively. For the same period, the Investment Adviser waived fees totalling $1,516, $1,179, $22,139, $30,754, $18,247, $32,626, $22,594, $29,394, $26,625
and $23,696 with respect to the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively.



          For the fiscal year ended March 31, 1995, Excelsior Fund paid the Investment Adviser advisory fees of $880,638, $726,295, $48,882, $79,570, $0, $68,122, $136,328, $120,783, $79,924 and $194,501 with respect to the
Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively. For the same period, the Investment Adviser waived fees totalling $26,987, $24,620, $20,193, $22,983, $26,278,
$24,503, $17,130, $18,380, $15,637 and $26,625 with respect to the Equity,
Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively.

          The Investment Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. In addition, the Investment Adviser has undertaken in the Investment Advisory Agreement to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

          Chase Global Funds Service Company ("CGFSC"), Federated Administrative Services, an affiliate of the Distributor, and U.S. Trust serve as the Funds' administrators. Under the Administration Agreement, the administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The administrators prepare semiannual reports to the Securities and Exchange Commission, prepare Federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

          Prior to August 1, 1995, administrative services were provided to the Funds by CGFSC and Concord Holding Corporation (collectively, the
"Administrators") under an administration agreement having substantially the same terms as the Administration Agreement currently in effect.


          For the fiscal year ended March 31, 1993, Excelsior Fund paid the Administrators $136,795 and $48,727 in the aggregate with respect to the Equity and Income and Growth Funds, respectively. For the period from December 31, 1992 (commencement of operations) to March 31, 1993, the Administrators received fees, before expense reimbursements, with respect to the Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds of $4,500, $4,500, $4,500, $4,500, $4,500, $4,500, $4,500, and $4,500,
respectively. For the same period, the Administrators reimbursed expenses totalling $8,219, $12,971, $6,053, $9,172, $5,101, $9,035, $7,034 and $9,326
with respect to the Long-Term Supply of Energy, Productivity Enhancers, Environmentally - Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively.

          For the fiscal year ended March 31, 1994, Excelsior Fund paid the Administrators $179,398, $114,452, $5,826, $17,527, $4,739, $7,444, $22,881,
$10,016, $10,462 and $21,420 in the aggregate with respect to the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively. For the same period, the Administrators waived fees totalling $17,424, $5,723, $18,511, $15,806, $2,360, $13,234,
$12,788 and $1,861 with respect to the Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively.


          For the fiscal year ended March 31, 1995, Excelsior Fund paid the Administrators $186,366, $154,582, $19,660, $26,357, $5,451, $24,003,
$39,403, $35,765, $24,816 and $56,809 in the aggregate with respect to the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively. For the same period, the Administrators waived fees totalling $22,090, $15,393, $36,299, $17,747, $2,347, $5,985 and
$16,934 with respect to the Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring and Global Competitors Funds, respectively.

Service Organizations
---------------------


          As stated in the Prospectuses, Excelsior Fund will enter into agreements with Service Organizations. Such shareholder servicing agreements will require the Service Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for a Fund's payment (on an annualized basis) of up to .40% of the average daily net assets of the Fund's Shares beneficially owned by Customers of the Service Organization. Such services may include: (a) assisting Customers in designating and changing dividend options, account designations and addresses; (b) providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records, as may reasonably be requested from time to time by Excelsior Fund; (c) assisting in processing purchases, exchange and redemption transactions; (d) arranging for the wiring of funds; (e) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (f) verifying and guaranteeing Customer signatures in connection with redemption orders, transfers among and changes in Customer-designated accounts; (g) providing periodic statements showing a Customer's account balances and, to the extent practicable, integrating such information with information concerning other client transactions otherwise effected with or through the Service Organization; (h) furnishing on behalf of Excelsior Fund's distributor
(either separately or on an integrated basis with other reports sent to a Customer by the Service Organization) periodic statements and confirmations of all purchases, exchanges and redemptions of Shares in a Customer's account required by applicable federal or state law; (i) transmitting proxy statements, annual reports, updating prospectuses and other communications from Excelsior Fund to Customers; (j) receiving, tabulating and transmitting to Excelsior Fund proxies executed by Customers with respect to annual and special meetings of shareholders of Excelsior Fund; (k) providing reports (at least monthly, but more frequently if so requested by Excelsior Fund's distributor) containing state-by-state listings of the principal residences of the beneficial owners of the Shares; and (l) providing or arranging for the provision of such other related services as Excelsior Fund or a Customer may reasonably request.


          Excelsior Fund's agreements with Service Organizations are governed by an Administrative Services Plan (the "Plan") adopted by Excelsior Fund. Pursuant to the Plan, Excelsior Fund's Board of Directors will review, at least quarterly, a written report of the amounts expended under Excelsior Fund's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations will be approved annually by a majority of Excelsior Fund's directors, including a majority of the directors who are not "interested persons" of Excelsior Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").


          Any material amendment to Excelsior Fund's arrangements with Service Organizations must be approved by a majority of Excelsior Fund's Board of Directors (including a majority of the Disinterested Directors). So long as Excelsior Fund's arrangements with Service Organizations are in effect, the selection and nomination of the members of Excelsior Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of Excelsior Fund will be committed to the discretion of such non-interested Directors.

          For the fiscal years ended March 31, 1995 and 1994, payments to Service Organizations totalled $26,987 and $1,516, $24,620 and $1,179, $3,576
and $124, $4,525 and $239, $1,660   and $83, $4,051 and $180, $7,168 and $382,
$5,189 and $196, $3,243 and $117, and $17,091 and $779 with respect to the
Equity, Income and Growth, Long-Term Supply of Energy, Productivity

Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively. Of these amounts, $18,606 and $1,516, $22,697 and $1,179, $3,525 and $124, $4,446 and $239, $1,626 and
$83, $3,902 and $180, $6,707 and $382, $4,851 and $196, $3,163 and $717, and
$16,428 and $779 were paid to affiliates of U.S. Trust with respect to the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively.

Expenses
--------


          Except as otherwise noted, the Investment Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include taxes; interest; fees (including fees paid to Excelsior Fund's Directors and officers who are not affiliated with the Distributor or the Administrators); Securities and Exchange Commission fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; expenses related to the Distribution Plan; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholders reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.


          If the expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Investment Adviser and the Administrators will reimburse such Fund for a portion of any such excess to the extent required by such regulations in proportion to the fees received by them in such year up to the amount of the fees payable to them, provided, however, to the extent required by such state regulations, the Investment Adviser and the Administrators have agreed to effect such reimbursement regardless of the fees payable to them. The amounts of the above reimbursements, if any, will be estimated, reconciled and paid on a monthly basis. To Excelsior Fund's knowledge, of the applicable expense limitations in effect on the date of this Statement of Additional Information, none is more restrictive than the following: 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets and 1/2% of average annual net assets in excess of $100 million.

Custodian and Transfer Agent
----------------------------


          The Chase Manhattan Bank, N.A. ("Chase") serves as custodian of the Funds' assets. Under the custodian agreement, Chase has agreed to (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to Excelsior Fund's Board of Directors concerning the Funds' operations. Chase is entitled to monthly fees for furnishing custodial services according to the following fee schedule: on the face value of debt securities and the market value of equity securities, a fee at the annual rate of .05%; on issues held, $50.00 for each physical issue held, $25.00 for each book-entry issue held and 1/4 of 1% of market value for each foreign issue held; on transactions, $25.00 for each physical transaction, $15.00 for each book-entry transaction and $50.00 for each foreign security transaction. In addition, Chase is entitled to reimbursement for its out-of-pocket expenses in connection with the above services. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation.


          U.S. Trust also serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, U.S. Trust has agreed to (i) issue and redeem Shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to Excelsior Fund concerning the Funds' operations. For its transfer agency, dividend disbursing, and subaccounting services, U.S. Trust is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

          U.S. Trust may, at its own expense, delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that U.S. Trust shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, U.S.

Trust has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust. For the services provided by CGFSC, U.S. Trust has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from Excelsior Fund for any of its sub-transfer agency services.



                             PORTFOLIO TRANSACTIONS
                             ----------------------


          Subject to the general control of Excelsior Fund's Board of Directors, the Investment Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of each of the Funds.

          The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Funds' portfolio turnover rate may also be affected by cash requirements for redemptions of Shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See "Financial Highlights" in the Funds' Prospectuses for the Funds' portfolio turnover rates.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. For the fiscal years ended March 31, 1993, March 31, 1994 and March 31, 1995, the Equity Fund paid brokerage commissions aggregating $94,569, $61,608, and $123,112, respectively, and the Income and Growth Fund paid brokerage commissions aggregating $57,207, $140,168 and $89,218, respectively.

          For the period from December 31, 1992 (commencement of operations) to March 31, 1993 and for the fiscal years ended March 31, 1994 and March 31, 1995, the Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds paid brokerage commissions aggregating $3,493, $15,871 and $36,759; $6,074, $40,563 and $141,290; $7,605, $13,602 and $16,669; $4,379, 20,905 and
$28,296; $11,086, $40,593 and $50,724; $5,202, $46,444 and $121,755; $3,604,
$17,428 and $41,638; and $7,077, $40,397 and $73,534, respectively.

          Transactions in domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.


          The Investment Advisory Agreement between Excelsior Fund and the Investment Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will seek to obtain the best net price and the most favorable execution. The Investment Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of Excelsior Fund, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.


          In addition, the Investment Advisory Agreement authorizes the Investment Adviser, to the extent permitted by law and subject to the review of Excelsior Fund's Board of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

          Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to the Investment Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser in carrying out its obligations to the Funds.

          Portfolio securities will not be purchased from or sold to the Investment Adviser, Distributor, or any affiliated person of either of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission.

          Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Investment Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Investment Adviser believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.


          Excelsior Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by Excelsior Fund as of the close of its most recent fiscal year. As of March 31, 1995, none of the Funds held any securities of Excelsior Fund's regular brokers or dealers or their parents.


                              INDEPENDENT AUDITORS
                              --------------------


          Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of Excelsior Fund. The Funds' Financial
Highlights included in the Prospectuses and the financial statements for the period ended March 31, 1995 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.


                                    COUNSEL
                                    -------


          Drinker Biddle & Reath (of which Mr. McConnel, Secretary of Excelsior Fund, is a partner), Philadelphia National Bank Building, 1345 Chestnut Streets, Philadelphia, Pennsylvania 19107, is counsel to
Excelsior Fund and will pass upon the legality of the Shares offered by the Prospectuses.

                    ADDITIONAL INFORMATION CONCERNING TAXES
                    ---------------------------------------

          The following supplements the tax information contained in the Prospectuses.

          Each Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. If, for any reason, a Fund does not qualify for a taxable year for the special Federal tax treatment afforded regulated investment companies, such Fund would be subject to Federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions (whether or not derived from interest on Municipal Securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          A Fund will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Upon the sale or exchange of Shares, if the shareholder has not held such Shares for more than six months, any loss on the sale or exchange of those Shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the Shares.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          A Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "30% test"): (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. With respect to forward contracts, futures contracts, options on futures contracts, and other financial instruments subject to the "mark-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a contract, option or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract, option or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract, option or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months has elapsed between the date the contract, option or instrument was acquired and the termination date. Increases and decreases in the value of the forward contracts, futures contracts, options on futures contracts and other investments that qualify as part of a "designated hedge," as defined in Section 851(g) of the Code, may be netted for purposes of determining whether the 30% test is met.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

          The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state and local taxes.

                            PERFORMANCE INFORMATION
                            -----------------------

          The Funds may advertise the "average annual total return" for its Service Shares and Trust Shares. Such return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                      ERV  /1/n/
                               T = [(-----)  -  1]
                                       P

      Where:   T =  average annual total return.

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

               P =  hypothetical initial payment of $1,000.

               n =  period covered by the computation, expressed in years.


     Each Fund that advertises an "aggregate total return" for its Service Shares and Trust Shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                ERV
                    Aggregate Total Return = [(-----)] - 1
                                                 P

          The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per Share existing on the reinvestment date (reflecting any sales load charged upon such reinvestment), (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with the purchase of Shares.

          Based on the foregoing calculations, the average annual total returns for the Service Shares of the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds for the one year period ended March 31, 1995 were 9.51%, 1.01%, (0.38)%, (0.23)%, (4.69)%, 7.72%,
7.82%, 6.51%, 7.69% and 9.95%, respectively. The average annual total returns for the Service Shares of the Equity Fund and the Income and Growth Fund for the five year period ended March 31, 1995 were 11.30% and 9.27%, respectively. The average annual total returns for the Service Shares of the Equity Fund and the Income and Growth Fund for the periods from April 25, 1985 and January 6, 1987 (the commencement of operations of such respective Funds) to March 31, 1995 were 14.10% and 9.25%, respectively. The average annual total returns for the Service Shares of the Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds for the period from December 31, 1992 (commencement of operations) to March 31, 1995 were 4.53%, 5.04%, (6.99%), 3.49%, 16.40%, 19.12%,
8.04% and 15.21%, respectively. No Trust Shares of the Funds had been issued as of March 31, 1995.

          The Funds may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. A Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

          The total return of Shares of a Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal
                     ----- --------  ------  --------  --- ---- ------ -------
and The New York Times, or in publications of a local or regional nature, may
    --- --- ---- -----
also be used in comparing the performance of a Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including without limitation, those factors, strategies and techniques that together with market conditions and events, materially affected each Fund's performance.

          The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund Shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund Shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (included the investment composition of a Fund), as well as the views of the Investment Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believes to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasure bills and Shares of a Fund. In addition, advertisement, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

 MISCELLANEOUS
 -------------


          As used in the Prospectuses, "assets belonging to a Fund" means the consideration received upon the issuance of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of Excelsior Fund not belonging to a particular portfolio of Excelsior Fund. In determining a Fund's net asset value, assets belonging to the Fund are charged with the direct liabilities in respect of the Fund and with a share of the general liabilities of Excelsior Fund which are normally allocated in proportion to the relative asset values of Excelsior Fund's portfolios at the time of allocation. Subject to the provisions of Excelsior Fund's Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.

          As of July 11, 1995, U.S. Trust held of record substantially all of the Shares in the Funds, in each case as agent or custodian for its customers, but did not own such Shares beneficially because it did not have discretion to vote or invest such Shares.


                              FINANCIAL STATEMENTS
                              --------------------

          Excelsior Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1995 (the "Annual Report") for the domestic equity portfolios accompanies this Statement of Additional Information. The financial statements in the Annual Report for the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds (the "Financial Statements") are incorporated in this Statement of Additional Information by reference. The Financial Statements included in the Annual Report for the fiscal year ended March 31, 1995 have been audited by Excelsior Fund's independent auditors, Ernst & Young LLP, whose reports thereon also appear in such Annual Report and are incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Additional copies of the Annual Report may be obtained at no charge by telephoning CGFSC at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A
                                   ----------

Commercial Paper Ratings
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:


          "A1+" - Obligations supported by the highest capacity for timely repayment.


          "A1" - Obligations are supported by a strong capacity for timely repayment.


          "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.


          "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.


          "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

          "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.


          "D" - Obligations which have a high risk of default or which are currently in default.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.


          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.


          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" -Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:


          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.


          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

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          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

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